UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2023

Classes ADV, I, R6, S, S2 and T

Voya Variable Product Funds

■              Voya Balanced Portfolio

■              Voya Global High Dividend Low Volatility Portfolio

■              Voya Government Money Market Portfolio

■              Voya Growth and Income Portfolio

■              Voya Intermediate Bond Portfolio

■              Voya Small Company Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.

The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset- backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East®(“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World Value IndexSM (“MSCI World Value”)	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*	The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

1

Voya Balanced Portfolio	Portfolio Managers’ Report

Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Lanyon Blair, CFA, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 15.92% compared to the S&P Target Risk® Growth Index, Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), MSCI EAFE® Index (“MSCI EAFE®”) and Russell 3000® Index, which returned 15.38%, 5.53%, 18.24% and 25.96%, respectively, for the same period.

Portfolio Specifics: At the beginning of the period, the Portfolio was underweight in equity and overweight to fixed income relative to its strategic allocation benchmark. Equity sub-asset class allocations were overweight to U.S. small cap equities and U.S. core fixed income and underweight in U.S. large cap and international developed equites. Within fixed income, the Portfolio was underweight in U.S. high yield and overweight to U.S. long duration government bonds.

Investment Type Allocation as of December 31, 2023 (as a percentage of net assets)
Common Stock	36.0%
Mutual Funds	29.6%
Corporate Bonds/Notes	7.6%
U.S. Government Agency Obligations	7.1%
Exchange-Traded Funds	6.9%
U.S. Treasury Obligations	3.8%
Collateralized Mortgage Obligations	3.2%
Asset-Backed Securities	2.5%
Commercial Mortgage-Backed Securities	2.3%
Sovereign Bonds	0.1%
Preferred Stock	0.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

In early January, the Portfolio added to U.S. mid cap and emerging markets equity by reducing core fixed income. Risk appetite was overly depressed, which gave a contrarian signal that in our opinion equities could still rally. China’s re-opening and favorable relative valuations offered a good adding point for emerging market equities and allocating to U.S. mid caps helped diversify away from U.S. large cap technology. In early February, prior to a big run-up in yields before the emergence of banking sector stress, the Portfolio reduced duration. Inflation appeared hotter than expected at the time, yields were approaching a resistance level and a more neutral duration posture was the prudent positioning, in our view.

As part of its annual review in early April, the Portfolio’s strategic asset allocations were reset, resulting in reduced strategic allocations to stocks. Target allocations to U.S. large cap, international developed equities and core U.S. bonds were reduced, while U.S. mid cap and short-term bonds were increased. Later in the period, we cut some of the Portfolio’s underweights in international developed equities as a risk management trade, despite the region’s still unfavorable risk- reward profile. Finally, at the end of April, we reduced U.S. small cap equities and increased U.S. large cap equities. At the time, U.S. small caps remained oversold and traded at attractive relative valuations, but concerns over regional banking issues were expected to weigh on the asset class in the near-term.

There were no other fundamental asset allocation trades during the remainder of the period. The Portfolio continues to favor U.S. assets and maintain modestly defensive posture overall with a preference for U.S. large cap equities and core investment grade fixed income.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Voya U.S. Stock Index Portfolio - Class I	18.2%
Voya Short Term Bond Fund - Class R6	7.0%
Vanguard FTSE Emerging Markets ETF	2.9%
Voya Small Company Fund - Class R6	2.0%
iShares Core U.S. Aggregate Bond ETF	1.9%
Vanguard Long-Term Treasury ETF	1.9%
Federal Home Loan Bank Discount Notes, 10.550%, 01/02/24	1.6%
Microsoft Corp.	1.6%
Apple, Inc.	1.6%
Voya VACS Series HYB Fund	1.4%
Portfolio holdings are subject to change daily.

Overall, tactical asset allocation positioning relative to the strategic asset allocation was a challenge to performance.Holding underlying funds contributed to the Portfolio’s performance for the year. The U.S. large cap equity sleeve was the main contributor to excess returns. The U.S. core fixed income sleeve also added value.

Current Strategy and Outlook: After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inflation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable

2

Portfolio Managers’ Report	Voya Balanced Portfolio

returns throughout the year. The current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in the Portfolios, but believe U.S. exceptionalism is set to persist.

The disinflationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. We believe limited private sector overreach and rising real incomes from falling inflation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

*                     Effective May 1, 2023, Lanyon Blair, CFA was added as a portfolio manager to the Portfolios and Matthew Toms, CFA was removed as a portfolio manager. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class I	15.92%	7.98%	5.84%
Class S	15.71%	7.72%	5.58%
S&P Target Risk® Growth Index	15.38%	7.73%	5.96%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Voya Global High Dividend Low Volatility Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers(1) of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 6.43% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) which returned 11.51% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio underperformed the Index. In terms of the Portfolio’s performance, the Portfolio’s lower beta positioning detracted, while the core model contributed.

On the regional level, stock selection was weakest in North America. On the sector level, stock selection was strong in the energy sector. At the individual stock level, not owning Exxon Mobil Corp., the underweight in Chevron Corp. and exposure to non-benchmark stock Sage Group PLC contributed.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
United States	67.1%
Japan	7.0%
United Kingdom	4.2%
Australia	2.4%
Canada	2.2%
France	2.2%
Spain	2.0%
Hong Kong	1.7%
Netherlands	1.7%
Switzerland	1.4%
Countries between 0.1% - 1.2%^	6.7%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds. ^ Includes 12 countries, which each 0.1% - 1.2% of net n assets.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Johnson & Johnson	1.8%
Merck & Co., Inc.	1.6%
AbbVie, Inc.	1.5%
Chevron Corp.	1.5%
PepsiCo, Inc.	1.3%
Cisco Systems, Inc.	1.2%
Procter & Gamble Co.	1.2%
Verizon Communications, Inc.	1.1%
Amgen, Inc.	1.1%
Philip Morris International, Inc.	1.0%
Portfolio holdings are subject to change daily.

By contrast, at the sector level stock selection was weakest in the information technology and financials sectors. At the individual stock level, not owning Broadcom Inc. and Intel Corporation and the overweight to Bristol-Myers Squibb Co. detracted from relative returns.

Current Strategy and Outlook: This is an actively-managed global quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region- sector. The Portfolio is then optimized to achieve its dividend, alpha and volatility objectives.

(1)               Effective on or about March 1, 2024, Peg DiOrio will be removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
				Since
1 Year		5 Year	10 Year	Inception
Class ADV	6.18%	7.62%	5.64%	—
Class I(1)	6.74%	8.17%	6.14%	—
Class S	6.43%	7.89%	5.90%	—
Class S2	6.37%	7.75%	—	5.44%(2)
Class T	6.15%	7.53%	—	5.24%(2)
MSCI World Value	11.51%	8.87%	5.89%	6.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(2)	Class S2 and T inception date was March 5, 2015.

6

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 4.77% compared to the iMoneyNet Government Institutional Index, which returned 4.83% for the same period.

Portfolio Specifics: For the reporting period ended December 31, 2023, preservation of capital and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the fund remained a secondary objective.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
U.S. Treasury Debt	41.8%
U.S. Government Agency Debt	32.2%
U.S. Treasury Repurchase Agreements	21.2%
Investment Companies	4.1%
Assets in Excess of Other Liabilities	0.7%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

2023 was a year of uncertainty, from the banking crisis early in the year to the U.S. Federal Reserve’s unexpected pivot on interest rates in December. The U.S. economy remained surprisingly resilient, driven by low unemployment, rising wages, robust consumer spending and increased investment in manufacturing. Volatility persisted in the U.S. bond market but ended the year on a strong note.

The yield on the U.S. Treasury 10-year note remained in a tight range for the first seven months of the year before spiking in August following news of a red-hot jobs market and then, ultimately falling in December to near where it began the year as inflation and employment both moderated. Credit-sensitive bond sectors, such as high yield and bank loans, provided investors with equity-like returns for the year. Emerging market debt staged a comeback from a difficult 2022 thanks to waning inflation and a weakening U.S. dollar.

The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) for the majority of the reporting period. Early in the year, we anticipated further hikes after 2022’s aggressive moves. The Fed raised rates four out of its first five meetings for a total of 100 basis points, before pausing and ending the year in the range of 5.25–5.50%.

In addition to the Portfolio’s shorter WAM, it held floating rate Treasuries tied to the three-month Treasury bill, which added yield early in the year. The Portfolio then shifted to floating rate agencies tied to the secured overnight funding rate (“SOFR”). At the time, we believed the SOFR would be higher than the three-month Treasury bill as the market priced in rate cuts. This belief persists for 2024.

Outlook and Current Strategy: As the market focus shifts from inflation to growth concerns, in our view duration will become an effective offset to risky asset drawdowns. It is our opinion that rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. Elevated real rates will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, we believe many corners of the market appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a challenge to growth.

As such, we think the Fed will cut rates in 2024, although not as soon as or by as much as the market is currently pricing in. We will look for opportunities to extend WAM if the market moves in line with our view. We expect ample openings over the year to make that shift as inflation and labor data trend smoothly. Until then, we will keep a shorter WAM and continue to buy floating-rate agencies.

7

Voya Government Money Market Portfolio	Portfolio Managers’ Report

*       Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

8

Portfolio Managers’ Report	Voya Growth and IncomE Portfolio

Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 27.39% compared to the S&P 500® Index (the “Index”), which returned 26.29% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed the Index, due to strong stock selection. Stock selection within the health care, financials and consumer discretionary sectors had the greatest positive impact on performance. At the individual stock level, overweight positions in Amazon.com, Inc. and NVIDIA Corp. and an underweight position in Apple Inc. contributed the most to performance. By contrast, on the sector level, stock selection in communication services had the largest negative impact on relative performance. Key detractors included an underweight position in Meta Platforms Inc., not owning Tesla, Inc. and an overweight position in AT&T Inc.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	26.4%
Health Care	14.8%
Financials	11.4%
Consumer Discretionary	10.2%
Industrials	9.0%
Communication Services	7.5%
Consumer Staples	6.8%
Energy	4.7%
Materials	3.1%
Utilities	3.0%
Real Estate	2.9%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Microsoft Corp.	8.9%
Amazon.com, Inc.	5.7%
Meta Platforms, Inc. - Class A	4.0%
NVIDIA Corp.	3.8%
Philip Morris International, Inc.	2.4%
Bank of America Corp.	2.2%
AT&T, Inc.	2.1%
Roper Technologies, Inc.	2.1%
Micron Technology, Inc.	2.1%
Intercontinental Exchange, Inc.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The recent “Fed Pivot” appears to be signalling that the period of interest rate increases is over and that rate cuts in 2024 will be forthcoming. We believe this will continue to drive a broadening out of the equity market. From a positioning standpoint, more economically sensitive companies and sectors should see a benefit relative to more defensive or stable growth companies and sectors, in our opinion. While we always seek to have balance in the Portfolio, we’ve increased our exposure modestly to companies that we believe are more economically sensitive given the soft-landing narrative in place currently and potentially for some time going forward.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

9

Voya Growth and IncomE Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	26.78%	15.67%	10.80%
Class I	27.39%	16.20%	11.30%
Class S	27.06%	15.90%	11.02%
Class S2	26.90%	15.73%	10.86%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Intermediate BonD Portfolio

Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 7.28% compared to the Bloomberg

U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned 5.53% for the same period.

Portfolio Specifics: After experiencing the worst bout of inflation in 40 years in 2022, inflation continued to remain elevated in 2023. That said, significant progress was made over the course of the year, with core Personal Consumption Expenditures Price Index (“PCE”) ending November at 3.2%. This was accomplished in part by the U.S. Federal Reserve continuing to hike rates and reduce the size of their balance sheet. At the start of the year, many were expecting a recession however this clearly did not play out. In fact, economic data came in relatively strong, and gross domestic product (GDP) growth came in above trend.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
Corporate Bonds/Notes	25.9%
U.S. Government Agency Obligations	21.5%
Mutual Funds	14.6%
Collateralized Mortgage Obligations	14.1%
Asset-Backed Securities	7.8%
U.S. Treasury Obligations	7.8%
Commercial Mortgage-Backed Securities	5.1%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Over the course of the year, longer term rates ebbed and flowed with economic data. Overall, rates spent a majority of the year moving higher as the timeline for recession continued to get pushed out. By October, the 10-year treasury had hit 5%. Shortly thereafter, many began to speculate that the Fed was at the end of their hiking cycle due to the meaningful decline in the level of inflation. At their final meeting of the year, Jerome Powell's post meeting press conference all but confirmed this was the case. As a result, rates staged a significant rally through the end of the year, ending only marginally higher than where they started.

Credit markets broadly moved in line with rates. Spreads widened in response to better-than-expected economic data or higher than expected inflation and tightened when the reverse occurred. The key difference is that credit spreads ended of the year inside of where they started.

The Portfolio outperformed its benchmark. Sector allocation decisions contributed to relative performance. Our allocation to high yield was the top contributor, followed by non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer (“CRT”). Security selection also contributed albeit to a lesser extent. Off benchmark selections within agency mortgage-backed securities (“MBS”) and asset backed securities (“ABS”) contributed strongly, as did selections within investment grade (“IG”) corporate. Offsetting some of these results were selections within commercial mortgage- backed securities (“CMBS”), with a handful of subordinate conduit credit positions being responsible for a majority of the underperformance. Duration and yield curve positioning detracted slightly from relative performance.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Voya VACS Series SC Fund	5.2%
Voya VACS Series EMHCD Fund	4.1%
Voya VACS Series HYB Fund	3.1%
United States Treasury Bonds, 4.750%, 11/15/43	2.8%
Voya VACS Series EMCD Fund	2.2%
United States Treasury Notes, 4.500%, 11/15/33	1.9%
Uniform Mortgage-Backed Securities, 5.000%, 10/01/52	1.4%
Uniform Mortgage-Backed Securities, 2.000%, 02/01/52	1.3%
Uniform Mortgage-Backed Securities, 2.500%, 02/01/52	1.1%
Ginnie Mae, 2.500%, 05/20/52	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio used derivatives such as futures, swaps options and forward contracts for hedging and overall risk management. The use of derivatives detracted from performance for the period.

Current Strategy & Outlook: Looking forward, the outlook has improved marginally, however we still expect growth to slow below trend. The increased cost of capital will likely curb consumption and investment, however ongoing government support measures at a global level are expected to partially offset these effects. In particular, China's growth focused investment and advanced economies efforts to enhance supply chain security are anticipated to bolster growth in the short term.

11

Voya Intermediate BonD Portfolio	Portfolio Managers’ Report

As the market focus shifts from inflation to growth concerns, we believe duration will become an effective offset to risky asset drawdowns. Rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. We believe elevated real rates will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, many corners of the market appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a challenge to growth.

With this dynamic in place, the Portfolio has a moderate level of risk with focus on higher quality credit , and allocations are skewed towards sectors with better relative value. For example, securitized credit markets are currently trading with wider spreads relative to comparably rated corporates bonds.

Meanwhile, the dark clouds facing the sector due to concerns over CMBS appear to be fading as lower rates make refinancing existing loans less challenging. Within corporate credit, we prefer IG, however to the extent we are willing to drift into lower quality, we prefer high yield over senior loans given the latter is most directly impacted by higher financing costs. Outside of credit, agency MBS remain attractive relative to treasuries due to historically wide spreads despite minimal prepayment risk.

*       Effective May 1, 2024, Matt Toms will no longer be one of the portfolio managers to the Portfolio. Additionally, effective May 1, 2024, Eric Stein will be added as one of the portfolio managers to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

12

Portfolio Managers’ Report	Voya Intermediate BonD Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	6.78%	1.00%	1.83%
Class I	7.28%	1.50%	2.34%
Class S	7.03%	1.26%	2.09%
Class S2	6.89%	1.10%	1.93%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

13

Voya Small Company Portfolio	Portfolio Managers’ Report

Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Vincent Costa, CFA, Gareth Shepherd, PhD, CFA, and Russell Shtern, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 18.00% compared to the Russell 2000® Index, which returned 16.93% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed its benchmark, driven by both positive stock selection and a positive allocation impact. Stock selection in the financials and real estate sectors drove performance, followed by the overweight and selection in the information technology sector. Conversely, selection in the industrials and energy sectors detracted.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Industrials	18.6%
Information Technology	17.7%
Financials	15.9%
Health Care	13.9%
Consumer Discretionary	7.8%
Materials	7.2%
Real Estate	5.5%
Energy	4.3%
Communication Services	2.8%
Consumer Staples	2.4%
Exchange-Traded Funds	1.9%
Utilities	1.7%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
iShares Russell 2000 ETF	1.9%
Watts Water Technologies, Inc. - Class A	1.4%
Mueller Water Products, Inc. - Class A	1.3%
Hillenbrand, Inc.	1.2%
Element Solutions, Inc.	1.2%
Dropbox, Inc. - Class A	1.1%
AAON, Inc.	1.1%
ExlService Holdings, Inc.	1.1%
Atlantic Union Bankshares Corp.	1.0%
Excelerate Energy, Inc. - Class A	1.0%
Portfolio holdings are subject to change daily.

Individual contributors included overweight positions in ImmunoGen, Inc., Tri Pointe Homes, Inc. and Altair Engineering Inc. Key detractors from performance for the period included overweight positions in Excelerate Energy, Inc., Shyft Group, Inc. and BioCryst Pharmaceuticals, Inc.

Current Strategy and Outlook: In our view, the side effects of the pandemic shock have mostly subsided, and inflation is the final piece of the puzzle. We view the recovery not as a classic business cycle, but as an economy trying to normalize following a natural disaster. First, came the government- mandated lockdowns and the bust. Then, came the re-openings and the effects of mega-policy stimulus. Lastly, came the 180-degree reversal in monetary policy. Inflation peaked in June 2022 at 9.1%, which means that most of the disinflation we have seen since then has had little to do with Fed policy. We believe that disinflation could continue (and may intensify) over the next 18 months. Corporate earnings are accelerating as the U.S. consumer, in our view, remains healthy and in our opinion, corporate fundamental factors are sound.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

14

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	17.37%	9.30%	6.49%
Class I	18.00%	9.84%	7.02%
Class R6(1)	18.05%	9.88%	7.46%
Class S	17.68%	9.57%	6.75%
Russell 2000® Index	16.93%	9.97%	7.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

SHAREHOLDER EXPENSE EXAMPLES (UnaUdited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*
Voya Balanced Portfolio
Class I	$1,000.00	$1,058.70	0.69%	$3.58	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,058.20	0.94	4.88	1,000.00	1,020.47	0.94	4.79
...
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,053.60	1.10%	$5.69	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,056.80	0.60	3.11	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,055.40	0.85	4.40	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,055.20	1.00	5.18	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,053.70	1.20	6.21	1,000.00	1,019.16	1.20	6.11
...
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,025.30	0.43%	$2.20	$1,000.00	$1,023.04	0.43%	$2.19
Class S	1,000.00	1,024.50	0.58	2.96	1,000.00	1,022.28	0.58	2.96
...
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,082.20	1.12%	$5.88	$1,000.00	$1,019.56	1.12%	$5.70
Class I	1,000.00	1,084.90	0.67	3.52	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,083.10	0.92	4.83	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	1,083.10	1.07	5.62	1,000.00	1,019.81	1.07	5.45

16

SHAREHOLDER EXPENSE EXAMPLES (UnaUdited) (CONTINUED)

		Actual Portfolio Return			Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,041.80	1.03%	$5.30	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,045.10	0.53	2.73	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,044.00	0.78	4.02	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,042.30	0.93	4.79	1,000.00	1,020.52	0.93	4.74
...
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,091.80	1.36%	$7.17	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,094.30	0.86	4.54	1,000.00	1,020.87	0.86	4.38
Class R6	1,000.00	1,094.10	0.80	4.22	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,092.90	1.11	5.86	1,000.00	1,019.61	1.11	5.65

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds and Voya Intermediate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya	Voya Global High Dividend	Voya Government Money
	Balanced Portfolio	Low Volatility Portfolio	Market Portfolio
ASSETS:
Investments in securities at fair value+*	$212,281,599	$483,840,327	$–
Investments in affiliates at fair value**	90,118,920	–	–
Short-term investments at fair value†	5,333,273	4,716,913	–
Short-term investments at amortized cost	–	–	617,762,728
Repurchase agreements	–	–	167,237,000
Cash	193,404	84,014	30,128
Cash collateral for futures contracts	340,223	–	–
Cash pledged for centrally cleared swaps (Note 2)	300,000	–	–
Foreign currencies at value‡	4,900	1,271	–
Receivables:
Investment securities sold	19,466	4,810	–
Fund shares sold	10,749	117,074	2,186,948
Dividends	135,202	1,076,581	6,557
Interest	503,440	–	3,791,818
Foreign tax reclaims	107,019	1,234,962	–
Unrealized appreciation on forward foreign currency contracts	343	–	–
Unrealized appreciation on forward premium swaptions	2,699	–	–
Prepaid expenses	2,566	4,391	4,513
Reimbursement due from Investment Adviser	39,116	9,625	–
Other assets	43,569	51,833	105,180
Total assets	309,436,488	491,141,801	791,124,872

LIABILITIES:
Payable for investment securities purchased	840,304	4,798	–
Payable for investment securities purchased on a delayed-delivery or when- issued basis	1,106,994	–	–
Payable for fund shares redeemed	165,016	272,428	12,410
Payable upon receipt of securities loaned	1,892,414	3,913,913	–
Unrealized depreciation on forward premium swaptions	680	–	–
Variation margin payable on centrally cleared swaps	152	–	–
Variation margin payable on futures contracts	6,831	–	–
Payable for investment management fees	152,938	228,041	202,863
Payable for distribution and shareholder service fees	390	79,185	39
Payable to directors/ trustees under the deferred compensation plan (Note 6)	43,569	51,833	105,180
Payable for directors/ trustees fees	740	1,235	1,540
Other accrued expenses and liabilities	121,069	107,807	178,622
Written options, at fair value^	79,778	–	–
Total liabilities	4,410,875	4,659,240	500,654
NET ASSETS	$305,025,613	$486,482,561	$790,624,218

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$270,176,614	$441,763,080	$790,706,617
Total distributable earnings (loss)	34,848,999	44,719,481	(82,399)
NET ASSETS	$305,025,613	$486,482,561	$790,624,218

+ Including securities loaned at value	$1,819,620	$3,697,235	$—
* Cost of investments in securities	$196,745,223	$447,191,903	$—
** Cost of investments in affiliates	$84,566,583	$—	$—
† Cost of short-term investments	$5,334,659	$4,716,913	$—
‡ Cost of foreign currencies	$6,146	$1,238	$—
^ Premiums received on written options	$72,188	$—	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$10,354,332	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	940,232	n/a
Net asset value and redemption price per share	n/a	$11.01	n/a

Class I
Net assets	$303,165,862	$122,201,627	$789,249,318
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	20,497,067	11,121,157	789,231,704
Net asset value and redemption price per share	$14.79	$10.99	$1.00

Class S
Net assets	$1,859,751	$351,455,873	$1,374,900
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	126,384	31,803,743	1,374,869
Net asset value and redemption price per share	$14.72	$11.05	$1.00

Class S2
Net assets	n/a	$229,196	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	21,054	n/a
Net asset value and redemption price per share	n/a	$10.89	n/a

Class T
Net assets	n/a	$2,241,533	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	203,249	n/a
Net asset value and redemption price per share	n/a	$11.03	n/a

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$2,002,417,073	$1,905,945,121	$302,647,105
Investments in affiliates at fair value**	–	339,274,750	–
Short-term investments at fair value†	1,014,000	166,097,861	2,997,798
Cash	1,126,614	1,778,217	72,578
Cash collateral for futures contracts	–	6,051,061	–
Cash pledged for centrally cleared swaps (Note 2)	–	6,266,000	–
Cash pledged as collateral for OTC derivatives (Note 2)	–	2,210,000	–
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	–	567,000	–
Receivables:
Investment securities sold	–	595,526	–
Fund shares sold	382,075	1,191,384	1,158
Dividends	1,604,443	28,875	385,353
Interest	736	13,869,732	–
Foreign tax reclaims	38,637	–	10,338
Unrealized appreciation on forward foreign currency contracts	–	9,795	–
Unrealized appreciation on forward premium swaptions	–	76,459	–
Prepaid expenses	15,666	21,044	2,608
Reimbursement due from Investment Adviser	–	390,244	5,273
Other assets	231,158	323,773	41,558
Total assets	2,006,830,402	2,444,696,842	306,163,769

LIABILITIES:
Income distribution payable	–	330	–
Payable for investment securities purchased	–	16,811,561	11,078
Payable for investment securities purchased on a delayed-delivery or when- issued basis	–	24,029,870	–
Payable for fund shares redeemed	270,606	856,635	146,786
Payable upon receipt of securities loaned	–	82,375,714	2,052,798
Unrealized depreciation on forward premium swaptions	–	14,316	–
Variation margin payable on centrally cleared swaps	–	7,178	–
Variation margin payable on futures contracts	–	366,509	–
Payable for investment management fees	999,607	967,452	185,361
Payable for distribution and shareholder service fees	37,838	377,062	16,762
Payable to directors/ trustees under the deferred compensation plan (Note 6)	231,158	323,773	41,558
Payable for directors/ trustees fees	4,688	5,833	730
Other accrued expenses and liabilities	539,494	433,361	94,184
Written options, at fair value^	–	2,329,357	–
Total liabilities	2,083,391	128,898,951	2,549,257
NET ASSETS	$2,004,747,011	$2,315,797,891	$303,614,512

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,591,858,011	$2,758,195,713	$293,922,764
Total distributable earnings (loss)	412,889,000	(442,397,822)	9,691,748
NET ASSETS	$2,004,747,011	$2,315,797,891	$303,614,512

+ Including securities loaned at value	$—	$80,471,011	$1,978,440
* Cost of investments in securities	$1,605,791,814	$1,972,182,146	$282,064,304
** Cost of investments in affiliates	$—	$336,366,410	$—
† Cost of short-term investments	$1,014,000	$166,116,708	$2,997,798
^ Premiums received on written options	$—	$2,103,639	$—

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$83,897,303	$193,770,524	$8,712,040
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	4,510,817	17,905,116	642,647
Net asset value and redemption price per share	$18.60	$10.82	$13.56

Class I
Net assets	$1,890,606,229	$712,401,923	$225,540,299
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	97,226,006	65,109,530	14,949,888
Net asset value and redemption price per share	$19.45	$10.94	$15.09

Class R6
Net assets	n/a	n/a	$5,041,902
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	333,667
Net asset value and redemption price per share	n/a	n/a	$15.11

Class S
Net assets	$29,694,662	$1,401,595,272	$64,320,271
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	1,593,839	128,991,523	4,479,803
Net asset value and redemption price per share	$18.63	$10.87	$14.36

Class S2
Net assets	$548,817	$8,030,172	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	30,532	741,941	n/a
Net asset value and redemption price per share	$17.98	$10.82	n/a

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,779,261	$17,867,099	$89,491
Dividends from affiliated underlying funds	1,864,391	—	—
Interest, net of foreign taxes withheld*	3,640,415	—	31,609,889
Securities lending income, net	29,980	99,394	—
Other	1,405	2,363	2,772
Total investment income	8,315,452	17,968,856	31,702,152
EXPENSES:
Investment management fees	1,775,867	2,765,259	2,156,082
Distribution and shareholder service fees:
Class ADV	—	52,898	—
Class S	4,589	899,657	185
Class S2	—	886	—
Class T	—	17,227	—
Transfer agent fees:
Class ADV	—	6,828	—
Class I	292,706	78,193	632,209
Class S	1,826	232,251	72
Class S2	—	144	—
Class T	—	1,484	—
Shareholder reporting expense	27,660	41,822	27,689
Registration fees	277	—	443
Professional fees	33,025	27,135	40,655
Custody and accounting expense	142,822	68,492	40,779
Directors/ trustees fees	7,400	12,354	15,401
Licensing fee (Note 7)	19,074	—	—
Miscellaneous expense	15,490	29,249	18,742
Interest expense	5,894	2,527	—
Total expenses	2,326,630	4,236,406	2,932,257
Waived and reimbursed fees	(267,214)	(290,548)	(277,291)
Net expenses	2,059,416	3,945,858	2,654,966
Net investment income	6,256,036	14,022,998	29,047,186
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,713,306	8,329,955	46,211
Sale of affiliated underlying funds	(96,411)	—	—
Capital gain distributions from affiliated underlying funds	5,341,904	—	—
Forward foreign currency contracts	(2,298)	(34,828)	—
Foreign currency related transactions	1,928	(33,787)	—
Futures	(1,735,505)	—	—
Swaps	(517,834)	—	—
Written options	378,196	—	—
Net realized gain	8,083,286	8,261,340	46,211
Net change in unrealized appreciation (depreciation) on:
Investments	22,027,253	7,741,197	—
Affiliated underlying funds	7,090,548	—	—
Forward foreign currency contracts	344	—	—
Foreign currency related transactions	4,494	33,202	—
Futures	376,588	—	—

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023 (CONTINUED)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Swaps	86,856	—	—
Written options	(11,486)	—	—
Net change in unrealized appreciation (depreciation)	29,574,597	7,774,399	—
Net realized and unrealized gain	37,657,883	16,035,739	46,211
Increase in net assets resulting from operations	$43,913,919	$30,058,737	$29,093,397
* Foreign taxes withheld	$66,455	$779,254	$—

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$32,903,447	$306,400	$4,975,373
Dividends from affiliated underlying funds	—	25,935,778	—
Interest, net of foreign taxes withheld*	19,721	84,117,515	2,432
Securities lending income, net	86,335	300,135	13,363
Other	8,833	11,153	1,395
Total investment income	33,018,336	110,670,981	4,992,563
EXPENSES:
Investment management fees	11,250,793	11,665,925	2,189,002
Distribution and shareholder service fees:
Class ADV	394,592	979,231	39,648
Class S	74,682	3,556,483	148,403
Class S2	1,912	30,677	—
Transfer agent fees:
Class ADV	53,389	105,559	11,756
Class I	1,194,671	381,089	323,303
Class R6	—	—	8
Class S	20,198	766,752	88,026
Class S2	320	4,135	—
Shareholder reporting expense	76,650	98,984	23,348
Registration fees	557	—	118
Professional fees	104,755	157,465	23,278
Custody and accounting expense	102,390	364,593	59,722
Directors/ trustees fees	46,883	58,335	7,299
Miscellaneous expense	69,176	112,000	19,523
Interest expense	7,459	350	4,729
Total expenses	13,398,427	18,281,578	2,938,163
Waived and reimbursed fees	(355,701)	(1,279,217)	(230,917)
Net expenses	13,042,726	17,002,361	2,707,246
Net investment income	19,975,610	93,668,620	2,285,317
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	195,064,515	(62,272,543)	17,560,323
Sale of affiliated underlying funds	—	(86,744,306)	—
Capital gain distributions from affiliated underlying funds	—	1,793,767	—
Forward foreign currency contracts	—	(8,138)	—
Foreign currency related transactions	—	(12,694)	—
Futures	—	(10,161,576)	—
Swaps	—	(19,013,099)	—
Written options	—	8,717,517	—
Net realized gain (loss)	195,064,515	(167,701,072)	17,560,323
Net change in unrealized appreciation (depreciation) on:
Investments	238,557,107	116,883,344	28,858,436
Affiliated underlying funds	—	105,480,702	—
Forward foreign currency contracts	—	9,795	—
Foreign currency related transactions	76	(2,870)	109
Futures	—	7,541,397	—

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023 (CONTINUED)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Swaps	—	2,734,459	—
Written options	—	(338,834)	—
Net change in unrealized appreciation (depreciation)	238,557,183	232,307,993	28,858,545
Net realized and unrealized gain	433,621,698	64,606,921	46,418,868
Increase in net assets resulting from operations	$453,597,308	$158,275,541	$48,704,185
* Foreign taxes withheld	$54,368	$347	$23,710

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$6,256,036	$5,389,754	$14,022,998	$14,165,252
Net realized gain	8,083,286	1,110,601	8,261,340	17,392,831
Net change in unrealized appreciation (depreciation)	29,574,597	(71,935,681)	7,774,399	(65,279,322)
Increase (decrease) in net assets resulting from operations	43,913,919	(65,435,326)	30,058,737	(33,721,239)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(628,649)	(667,337)
Class I	(6,549,871)	(45,747,982)	(7,821,746)	(7,870,245)
Class S	(34,101)	(318,826)	(22,181,478)	(24,164,362)
Class S2	—	—	(13,371)	(13,783)
Class T	—	—	(132,365)	(144,852)
Total distributions	(6,583,972)	(46,066,808)	(30,777,609)	(32,860,579)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,258,365	2,963,207	6,090,929	8,589,904
Reinvestment of distributions	6,583,972	46,066,808	30,777,609	32,860,579
	9,842,337	49,030,015	36,868,538	41,450,483
Cost of shares redeemed	(34,104,845)	(34,031,403)	(82,358,673)	(78,631,312)
Net increase (decrease) in net assets resulting from capital share transactions	(24,262,508)	14,998,612	(45,490,135)	(37,180,829)
Net increase (decrease) in net assets	13,067,439	(96,503,522)	(46,209,007)	(103,762,647)

NET ASSETS:
Beginning of year or period	291,958,174	388,461,696	532,691,568	636,454,215
End of year or period	$305,025,613	$291,958,174	$486,482,561	$532,691,568

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$29,047,186	$7,146,622	$19,975,610	$20,783,869
Net realized gain (loss)	46,211	(128,610)	195,064,515	201,867,629
Net change in unrealized appreciation (depreciation)	—	—	238,557,183	(548,775,277)
Increase (decrease) in net assets resulting from operations	29,093,397	7,018,012	453,597,308	(326,123,779)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(7,985,344)	(11,552,104)
Class I	(29,043,782)	(7,145,983)	(180,665,369)	(254,695,900)
Class S	(3,404)	(632)	(2,864,812)	(5,105,764)
Class S2	—	—	(54,676)	(65,074)
Total distributions	(29,047,186)	(7,146,615)	(191,570,201)	(271,418,842)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	312,212,531	129,987,093	15,241,028	11,156,359
Reinvestment of distributions	29,047,175	7,143,997	191,309,903	271,031,994
	341,259,706	137,131,090	206,550,931	282,188,353
Cost of shares redeemed	(73,858,949)	(99,682,300)	(215,177,355)	(211,343,355)
Net increase (decrease) in net assets resulting from capital share transactions	267,400,757	37,448,790	(8,626,424)	70,844,998
Net increase (decrease) in net assets	267,446,968	37,320,187	253,400,683	(526,697,623)

NET ASSETS:
Beginning of year or period	523,177,250	485,857,063	1,751,346,328	2,278,043,951
End of year or period	$790,624,218	$523,177,250	$2,004,747,011	$1,751,346,328

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$93,668,620	$76,695,622	$2,285,317	$1,302,102
Net realized gain (loss)	(167,701,072)	(207,133,694)	17,560,323	(28,856,002)
Net change in unrealized appreciation (depreciation)	232,307,993	(325,576,344)	28,858,545	(45,708,234)
Increase (decrease) in net assets resulting from operations	158,275,541	(456,014,416)	48,704,185	(73,262,134)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,128,793)	(5,940,318)	(4,770)	(2,087,689)
Class I	(29,314,154)	(25,058,778)	(1,010,099)	(72,381,833)
Class R6	—	—	(24,562)	(2,351,076)
Class S	(55,309,491)	(46,794,345)	(127,469)	(17,786,935)
Class S2	(288,062)	(275,856)	—	—
Total distributions	(92,040,500)	(78,069,297)	(1,166,900)	(94,607,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,574,940	66,605,167	12,322,525	9,445,343
Reinvestment of distributions	92,036,551	78,064,594	1,166,900	94,607,533
	147,611,491	144,669,761	13,489,425	104,052,876
Cost of shares redeemed	(318,950,203)	(422,234,910)	(59,371,276)	(82,795,189)
Net increase (decrease) in net assets resulting from capital share transactions	(171,338,712)	(277,565,149)	(45,881,851)	21,257,687
Net increase (decrease) in net assets	(105,103,671)	(811,648,862)	1,655,434	(146,611,980)

NET ASSETS:
Beginning of year or period	2,420,901,562	3,232,550,424	301,959,078	448,571,058
End of year or period	$2,315,797,891	$2,420,901,562	$303,614,512	$301,959,078

See Accompanying Notes to Financial Statements

29

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Balanced Portfolio
Class I
12-31-23	13.05	0.29•	1.76	2.05	0.25	0.06	—	0.31	—	14.79	15.92	0.78	0.69	0.69	2.12	303,166	136
12-31-22	18.43	0.24•	(3.36)	(3.12)	0.28	1.98	—	2.26	—	13.05	(17.24)	0.75	0.69	0.69	1.66	289,995	147
12-31-21	16.43	0.25•	2.31	2.56	0.29	0.27	—	0.56	—	18.43	15.92	0.74	0.69	0.69	1.42	385,538	101
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
Class S
12-31-23	12.97	0.25•	1.76	2.01	0.20	0.06	—	0.26	—	14.72	15.71	1.03	0.94	0.94	1.85	1,860	136
12-31-22	18.32	0.20•	(3.34)	(3.14)	0.23	1.98	—	2.21	—	12.97	(17.47)	1.00	0.94	0.94	1.40	1,963	147
12-31-21	16.34	0.20•	2.31	2.51	0.26	0.27	—	0.53	—	18.32	15.62	0.99	0.94	0.94	1.16	2,924	101
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-23	11.01	0.27•	0.37	0.64	0.27	0.37	—	0.64	—	11.01	6.18	1.16	1.10	1.10	2.54	10,354	70
12-31-22	12.32	0.25•	(0.93)	(0.68)	0.24	0.39	—	0.63	—	11.01	(5.38)	1.15	1.10	1.10	2.23	11,235	68
12-31-21	10.46	0.21•	1.89	2.10	0.24	—	—	0.24	—	12.32	20.23	1.16	1.10	1.10	1.85	13,886	71
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
Class I
12-31-23	10.99	0.32•	0.37	0.69	0.32	0.37	—	0.69	—	10.99	6.74	0.66	0.60	0.60	3.04	122,202	70
12-31-22	12.30	0.30•	(0.92)	(0.62)	0.30	0.39	—	0.69	—	10.99	(4.90)	0.65	0.60	0.60	2.73	125,985	68
12-31-21	10.44	0.27•	1.89	2.16	0.30	—	—	0.30	—	12.30	20.87	0.66	0.60	0.60	2.35	144,785	71
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
Class S
12-31-23	11.05	0.30•	0.36	0.66	0.29	0.37	—	0.66	—	11.05	6.43	0.91	0.85	0.85	2.78	351,456	70
12-31-22	12.36	0.28•	(0.93)	(0.65)	0.27	0.39	—	0.66	—	11.05	(5.11)	0.90	0.85	0.85	2.48	392,545	68
12-31-21	10.49	0.24•	1.90	2.14	0.27	—	—	0.27	—	12.36	20.56	0.91	0.85	0.85	2.10	474,598	71
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
Class S2
12-31-23	10.89	0.28•	0.37	0.65	0.28	0.37	—	0.65	—	10.89	6.37	1.06	1.00	1.00	2.64	229	70
12-31-22	12.20	0.26•	(0.93)	(0.67)	0.25	0.39	—	0.64	—	10.89	(5.33)	1.05	1.00	1.00	2.34	223	68
12-31-21	10.35	0.22•	1.88	2.10	0.25	—	—	0.25	—	12.20	20.46	1.06	1.00	1.00	1.92	265	71
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
Class T
12-31-23	11.02	0.26•	0.37	0.63	0.25	0.37	—	0.62	—	11.03	6.15	1.41	1.20	1.20	2.42	2,242	70
12-31-22	12.34	0.24•	(0.94)	(0.70)	0.23	0.39	—	0.62	—	11.02	(5.54)	1.40	1.20	1.20	2.14	2,703	68
12-31-21	10.47	0.20•	1.90	2.10	0.23	—	—	0.23	—	12.34	20.19	1.41	1.20	1.20	1.75	2,920	71
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
Voya Government Money Market Portfolio
Class I
12-31-23	1.00	0.05•	—	0.05	0.05	—	—	0.05	—	1.00	4.77	0.48	0.43	0.43	4.72	789,249	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.39	0.50	0.35	0.35	1.43	523,130	—
12-31-21	1.00	—•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05	0.05	0.00*	485,800	—

See Accompanying Notes to Financial Statements

30

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Government Money Market Portfolio (continued)
Class I (continued)
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
Class S
12-31-23	1.00	0.05•	—	0.05	0.05	—	—	0.05	—	1.00	4.60	0.73	0.58	0.58	4.60	1,375	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.31	0.75	0.35	0.35	1.28	47	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.75	0.05	0.05	0.00*	57	—
12-31-20	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00*	51	—
06-30-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
Voya Growth and Income Portfolio
Class ADV
12-31-23	16.21	0.12•	4.22	4.34	0.13	1.82	—	1.95	—	18.60	26.78	1.19	1.12	1.12	0.64	83,897	75
12-31-22	22.50	0.13•	(3.55)	(3.42)	0.14	2.73	—	2.87	—	16.21	(15.08)	1.18	1.11	1.11	0.64	73,784	56
12-31-21	29.29	0.13•	8.14	8.27	0.19	14.87	—	15.06	—	22.50	28.41	1.16	1.06	1.06	0.39	97,015	65
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
Class I
12-31-23	16.88	0.21•	4.41	4.62	0.23	1.82	—	2.05	—	19.45	27.39	0.69	0.67	0.67	1.09	1,890,606	75
12-31-22	23.30	0.22•	(3.68)	(3.46)	0.23	2.73	—	2.96	—	16.88	(14.71)	0.68	0.66	0.66	1.09	1,644,921	56
12-31-21	29.90	0.29•	8.33	8.62	0.35	14.87	—	15.22	—	23.30	29.00	0.66	0.61	0.61	0.85	2,137,930	65
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
Class S
12-31-23	16.23	0.15•	4.24	4.39	0.17	1.82	—	1.99	—	18.63	27.06	0.94	0.92	0.92	0.84	29,695	75
12-31-22	22.54	0.17•	(3.57)	(3.40)	0.18	2.73	—	2.91	—	16.23	(14.96)	0.93	0.91	0.91	0.84	32,229	56
12-31-21	29.32	0.20•	8.16	8.36	0.27	14.87	—	15.14	—	22.54	28.72	0.91	0.86	0.86	0.59	42,612	65
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
Class S2
12-31-23	15.74	0.12•	4.11	4.23	0.17	1.82	—	1.99	—	17.98	26.90	1.09	1.07	1.07	0.69	549	75
12-31-22	21.97	0.13•	(3.47)	(3.34)	0.16	2.73	—	2.89	—	15.74	(15.08)	1.08	1.06	1.06	0.69	413	56
12-31-21	28.88	0.15•	8.03	8.18	0.22	14.87	—	15.09	—	21.97	28.52	1.06	1.01	1.01	0.46	488	65
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
Voya Intermediate Bond Portfolio
Class ADV
12-31-23	10.51	0.39•	0.31	0.70	0.39	—	—	0.39	—	10.82	6.78	1.09	1.03	1.03	3.71	193,771	278
12-31-22	12.68	0.28•	(2.16)	(1.88)	0.29	—	—	0.29	—	10.51	(14.90)	1.08	1.03	1.03	2.51	203,733	246
12-31-21	13.19	0.26•	(0.44)	(0.18)	0.25	0.00*	0.08	0.33	—	12.68	(1.42)	1.07	1.03	1.03	2.01	284,547	139
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
Class I
12-31-23	10.63	0.45•	0.30	0.75	0.44	—	—	0.44	—	10.94	7.28	0.59	0.53	0.53	4.21	712,402	278
12-31-22	12.82	0.34•	(2.18)	(1.84)	0.35	—	—	0.35	—	10.63	(14.44)	0.58	0.53	0.53	3.02	727,981	246
12-31-21	13.33	0.33•	(0.45)	(0.12)	0.31	0.00*	0.08	0.39	—	12.82	(0.88)	0.57	0.53	0.53	2.51	976,144	139
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
Class S
12-31-23	10.56	0.42•	0.30	0.72	0.41	—	—	0.41	—	10.87	7.03	0.84	0.78	0.78	3.96	1,401,595	278
12-31-22	12.74	0.31•	(2.17)	(1.86)	0.32	—	—	0.32	—	10.56	(14.68)	0.83	0.78	0.78	2.77	1,481,569	246

See Accompanying Notes to Financial Statements

31

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Intermediate Bond Portfolio (continued)
Class S (continued)
12-31-21	13.24	0.29•	(0.43)	(0.14)	0.28	0.00*	0.08	0.36	—	12.74	(1.07)	0.82	0.78	0.78	2.26	1,956,289	139
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.6	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.1	2,198,827	149
Class S2
12-31-23	10.51	0.40•	0.31	0.71	0.40	—	—	0.40	—	10.82	6.89	0.99	0.93	0.93	3.81	8,030	278
12-31-22	12.69	0.29•	(2.17)	(1.88)	0.30	—	—	0.30	—	10.51	(14.88)	0.98	0.93	0.93	2.56	7,618	246
12-31-21	13.19	0.27•	(0.43)	(0.16)	0.26	0.00*	0.08	0.34	—	12.69	(1.24)	0.97	0.93	0.93	2.11	15,571	139
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
Voya Small Company Portfolio
Class ADV
12-31-23	11.56	0.04•	1.97	2.01	0.01	—	—	0.01	—	13.56	17.37	1.45	1.36	1.36	0.36	8,712	193
12-31-22	19.74	(0.01)•	(3.40)	(3.41)	—	4.77	—	4.77	—	11.56	(17.04)	1.46	1.38	1.38	(0.05)	7,493	209
12-31-21	17.36	(0.10)•	2.56	2.46	—	0.08	—	0.08	—	19.74	14.19	1.49	1.40	1.40	(0.52)	8,826	129
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
Class I
12-31-23	12.85	0.11•	2.19	2.30	0.06	—	—	0.06	—	15.09	18.00	0.95	0.86	0.86	0.84	225,540	193
12-31-22	21.22	0.06•	(3.66)	(3.60)	—	4.77	—	4.77	—	12.85	(16.68)	0.96	0.88	0.88	0.42	226,999	209
12-31-21	18.59	(0.01)•	2.75	2.74	0.03	0.08	—	0.11	—	21.22	14.76	0.99	0.90	0.90	(0.03)	344,506	129
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
Class R6
12-31-23	12.87	0.12•	2.19	2.31	0.07	—	—	0.07	—	15.11	18.05	0.80	0.80	0.80	0.92	5,042	193
12-31-22	21.23	0.07•	(3.66)	(3.59)	—	4.77	—	4.77	—	12.87	(16.62)	0.83	0.83	0.83	0.45	8,465	209
12-31-21	18.60	0.00*•	2.74	2.74	0.03	0.08	—	0.11	—	21.23	14.77	0.87	0.87	0.87	0.00*	14,790	129
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09•	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
Class S
12-31-23	12.23	0.08•	2.08	2.16	0.03	—	—	0.03	—	14.36	17.68	1.20	1.11	1.11	0.60	64,320	193
12-31-22	20.51	0.03•	(3.54)	(3.51)	—	4.77	—	4.77	—	12.23	(16.86)	1.21	1.13	1.13	0.18	59,003	209
12-31-21	17.99	(0.06)•	2.66	2.60	—	0.08	—	0.08	—	20.51	14.47	1.24	1.15	1.15	(0.28)	80,449	129
12-31-20	16.48	0.00*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/ losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed- income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk,

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2023, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $6,894 and $197,219, respectively, which represent the gross payments to be received by the Portfolios on OTC purchased options, forward premium swaptions and open forward foreign currency contracts were they to be unwound as of December 31, 2023. At December 31, 2023, there was no cash collateral received by either Balanced or Intermediate Bond.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2023, Balanced and Intermediate Bond had a liability position of $80,458 and $2,343,673, respectively, on forward premium swaptions and OTC written options. If a contingent feature would have been triggered as of December 31, 2023, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2023, Intermediate Bond pledged $2,210,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2023.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2023, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Buy	Sell
Balanced	$29,754	$51,101
Global High Dividend Low Volatility	—	43,214
Intermediate Bond	858,152	1,478,205

The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2023.

Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2023, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$21,014,821	$8,154,871
Intermediate Bond	153,913,694	161,825,267

Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2023.

F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2023, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $1,191,000 and $34,853,300, respectively, on purchased foreign currency options. Please refer to the tables within the Portfolio of Investments for open purchased foreign currency options at December 31, 2023.

There were no open written foreign currency options entered into by any Portfolio at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had purchased forward premium swaptions with an average notional value of $2,192,400 and $56,690,800, respectively, to manage its duration and

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had written forward premium swaptions with an average notional value of $28,576,720 and $590,936,706, respectively, to generate income. There were no open written forward premium swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had purchased interest swaptions to manage its duration strategy. Balanced and Intermediate Bond had average notional values of $2,007,000 and $57,914,300, respectively, on purchased interest swaptions. Please refer to the tables within the Portfolio of Investments for open purchased interest swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had written interest swaptions to generate income. Balanced and Intermediate Bond had average notional values of $20,493,000 and $597,881,380, respectively, on written interest swaptions. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2023.

G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2023

K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when- issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed- delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2023, Intermediate Bond pledged $567,000 in cash collateral for open when- issued or delayed-delivery transactions.

N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non- asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2023, Balanced and Intermediate Bond bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to hedge the credit risk associated with various sectors within the credit market.

For the year ended December 31, 2023, Balanced and Intermediate Bond had an average notional amount of $2,460,000 and $68,781,034, respectively, on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2023. Balanced did not have any open credit default swaps to buy protection at December 31, 2023.

There were no credit default swaps to sell protection for any Portfolio during the year ended December 31, 2023.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2023, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. During the year ended December 31, 2023, Balanced and Intermediate Bond had average notional amounts of $6,268,639 and $181,805,496, respectively, on Long interest rate swaps.

For the year ended December 31, 2023, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. During the year ended December 31, 2023, Balanced and Intermediate Bond had average notional amounts of $11,081,668 and $322,970,146, respectively, on Short interest rate swaps.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open interest rate swaps at December 31, 2023.

At December 31, 2023, Balanced and Intermediate Bond had pledged $300,000 and $6,266,000, respectively, in cash collateral for open centrally cleared swaps.

P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales
Balanced	$209,142,142	$229,906,294
Global High Dividend Low Volatility	345,160,190	406,374,180
Growth and Income	1,390,208,671	1,569,094,296
Intermediate Bond	1,329,549,125	1,415,974,491
Small Company	566,483,568	610,905,054

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$188,003,586	$190,222,079
Intermediate Bond	5,438,084,579	5,808,000,405

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company	0.75%

(1)	The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder service and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution and/or shareholder service fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero through May 1, 2024. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2023, there were no amounts waived or reimbursed to assist the Portfolio in maintaining a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2023, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
Government Money Market	$2,068,744	$499,407	$—	$2,568,151

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company Government	Government Money Market	9.50%
	Intermediate Bond	10.81
	Small Company	5.30
Voya Retirement Insurance and
Annuity Company	Balanced	86.90
	Government Money Market	87.84
	Growth and Income	87.60
	Intermediate Bond	25.30
	Small Company	68.99

The Investment Adviser may direct the Portfolios’ Sub- Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/ trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/ trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Balanced	$294,239
Global High Dividend Low Volatility	318,023
Government Money Market	631,500
Growth and Income	1,263,840
Intermediate Bond	1,254,396
Small Company	422,673

NOTE 7 — LICENSING FEE

Balanced pays an annual licensing fee to S&P Opco, LLC. in order to obtain data and permissions necessary to achieve its respective principal investment strategies.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.27%	0.67%	N/A	0.92%	1.07%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.36%	0.86%	0.86%	1.11%	N/A	N/A

Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.

Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as below:

	December 31,
	2024	2025	2026	Total
Balanced	$197,485	$188,000	$—	$385,485
Growth and Income	—	170,094	—	170,094
Intermediate Bond	1,337,760	1,169,688	25,754	2,533,202
Small Company	1,250	—	—	1,250

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Balanced
Class I	$—	$—	$265,563	$265,563
Class S	—	—	1,651	1,651
Growth and Income
Class ADV	$—	$—	$13,282	$13,282
Class I	—	—	297,757	297,757
Class S	—	—	5,126	5,126
Class S2	—	—	76	76
Intermediate Bond
Class ADV	$—	$—	$105,106	$105,106
Class I	—	—	380,591	380,591
Class S	—	—	763,635	763,635
Class S2	—	—	4,131	4,131
Small Company
Class ADV	$7,165	$5,488	$6,421	$19,074
Class I	316,996	201,196	176,387	694,579
Class S	74,415	47,092	48,109	169,616

The Expense Limitation Agreements are contractual through May 1, 2024 and shall renew automatically for one- year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — LINE OF CREDIT (continued)

investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2023:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	22	$ 1,629,091	5.92%
Global High Dividend Low Volatility	8	2,071,625	5.49
Growth and Income	15	2,882,867	6.21
Intermediate Bond	2	1,088,000	5.79
Small Company	8	3,523,375	6.04

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	$)	($)	($)
Balanced
Class I
12/31/2023	234,476	—	486,979	(2,446,889)	—	(1,725,434)	3,225,942	—	6,549,871	(33,696,947)	—	(23,921,134)
12/31/2022	185,296	—	3,421,689	(2,301,808)	—	1,305,177	2,819,534	—	45,747,982	(33,400,115)	—	15,167,401
Class S
12/31/2023	2,349	—	2,545	(29,823)	—	(24,929)	32,423	—	34,101	(407,898)	—	(341,374)
12/31/2022	11,412	—	23,954	(43,657)	—	(8,291)	143,673	—	318,826	(631,288)	—	(168,789)
Global High Dividend Low Volatility
Class ADV
12/31/2023	23,211	—	59,586	(163,088)	—	(80,291)	250,966	—	628,649	(1,746,727)	—	(867,112)
12/31/2022	16,956	—	61,257	(184,355)	—	(106,142)	180,693	—	667,337	(2,066,643)	—	(1,218,613)
Class I
12/31/2023	149,704	—	742,261	(1,236,455)	—	(344,490)	1,608,229	—	7,821,746	(13,184,511)	—	(3,754,536)
12/31/2022	326,273	—	724,228	(1,352,821)	—	(302,320)	3,678,858	—	7,870,245	(15,192,450)	—	(3,643,347)
Class S
12/31/2023	385,383	—	2,093,849	(6,213,341)	—	(3,734,109)	4,157,960	—	22,181,478	(66,750,788)	—	(40,411,350)
12/31/2022	376,938	—	2,210,963	(5,437,256)	—	(2,849,355)	4,181,996	—	24,164,362	(60,741,884)	—	(32,395,526)
Class S2
12/31/2023	1,936	—	1,282	(2,595)	—	623	20,706	—	13,371	(27,089)	—	6,988
12/31/2022	1,764	—	1,278	(4,318)	—	(1,276)	19,793	—	13,783	(46,053)	—	(12,477)
Class T
12/31/2023	4,898	—	12,533	(59,389)	—	(41,958)	53,068	—	132,365	(649,558)	—	(464,125)
12/31/2022	48,107	—	13,286	(52,828)	—	8,565	528,564	—	144,852	(584,282)	—	89,134
Government Money Market
Class I
12/31/2023	310,885,025	—	29,043,781	(73,855,561)	—	266,073,245	310,885,025	—	29,043,782	(73,855,561)	—	266,073,246
12/31/2022	129,987,093	—	7,143,365	(99,672,054)	—	37,458,404	129,987,093	—	7,143,365	(99,672,054)	—	37,458,404
Class S
12/31/2023	1,327,506	—	3,394	(3,388)	—	1,327,512	1,327,506	—	3,394	(3,388)	—	1,327,512
12/31/2022	—	—	632	(10,246)	—	(9,614)		—	632	(10,246)	—	(9,614)
Growth and Income
Class ADV
12/31/2023	109,448	—	429,922	(581,411)	—	(42,041)	2,001,286	—	7,985,344	(10,681,412)	—	(694,782)
12/31/2022	89,714	—	701,147	(549,183)	—	241,678	1,744,478	—	11,552,104	(10,786,680)	—	2,509,902
Class I
12/31/2023	588,250	—	9,287,892	(10,114,956)	—	(238,814)	10,935,237	—	180,405,071	(192,525,142)	—	(1,184,834)
12/31/2022	356,954	—	14,845,877	(9,488,760)	—	5,714,071	7,346,879	—	254,309,052	(194,304,240)	—	67,351,691
Class S
12/31/2023	123,432	—	153,993	(669,270)	—	(391,845)	2,282,418	—	2,864,812	(11,970,702)	—	(6,823,472)

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Growth and Income (continued)
Class S
12/31/2022	101,772	—	309,290	(316,213)	—	94,849	2,046,477	—	5,105,764	(6,231,336)	—	920,905
Class S2
12/31/2023	1,262	—	3,045	(6)	—	4,301	22,087	—	54,676	(99)	—	76,664
12/31/2022	974	—	4,075	(1,018)	—	4,031	18,525	—	65,074	(21,099)	—	62,500
Intermediate Bond
Class ADV
12/31/2023	567,308	—	675,456	(2,715,922)	—	(1,473,158)	6,026,011	—	7,128,793	(28,589,924)	—	(15,435,120)
12/31/2022	388,133	—	537,652	(3,981,195)	—	(3,055,410)	4,351,777	—	5,940,318	(45,010,028)	—	(34,717,933)
Class I
12/31/2023	2,955,057	—	2,746,632	(9,078,842)	—	(3,377,153)	31,617,109	—	29,310,205	(96,576,712)	—	(35,649,398)
12/31/2022	1,874,834	—	2,239,599	(11,745,805)	—	(7,631,372)	21,338,764	—	25,054,075	(134,010,620)	—	(87,617,781)
Class S
12/31/2023	1,526,428	—	5,219,172	(18,107,325)	—	(11,361,725)	16,252,928	—	55,309,491	(192,003,084)	—	(120,440,665)
12/31/2022	3,420,335	—	4,217,193	(20,892,595)	—	(13,255,067)	39,204,519	—	46,794,345	(235,570,847)	—	(149,571,983)
Class S2
12/31/2023	157,769	—	27,298	(167,626)	—	17,441	1,678,892	—	288,062	(1,780,483)	—	186,471
12/31/2022	147,912	—	24,758	(675,555)	—	(502,885)	1,710,107	—	275,856	(7,643,415)	—	(5,657,452)
Small Company
Class ADV
12/31/2023	82,520	—	417	(88,639)	—	(5,702)	1,009,532	—	4,770	(1,063,546)	—	(49,244)
12/31/2022	93,588	—	182,331	(74,703)	—	201,216	1,345,402	—	2,087,689	(1,182,348)	—	2,250,743
Class I
12/31/2023	232,364	—	79,598	(3,026,063)	—	(2,714,101)	3,214,902	—	1,010,099	(41,457,697)	—	(37,232,696)
12/31/2022	314,217	—	5,703,848	(4,592,673)	—	1,425,392	4,937,868	—	72,381,833	(65,801,276)	—	11,518,425
Class R6
12/31/2023	268,162	—	1,934	(594,078)	—	(323,982)	3,644,555	—	24,562	(7,892,034)	—	(4,222,917)
12/31/2022	72,530	—	184,978	(296,548)	—	(39,040)	966,409	—	2,351,076	(5,246,690)	—	(1,929,205)
Class S
12/31/2023	338,125	—	10,535	(693,474)	—	(344,814)	4,453,536	—	127,469	(8,957,999)	—	(4,376,994)
12/31/2022	155,377	—	1,469,995	(723,542)	—	901,830	2,195,664	—	17,786,935	(10,564,875)	—	9,417,724

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$216,684	$(216,684)	$—
Barclays Capital Inc.	3,261	(3,261)	—
BMO Capital Markets Corp	21,214	(21,214)	—
Citigroup Global Markets Limited	26,764	(26,764)	—
Goldman Sachs International	110,651	(110,651)	—
Goldman, Sachs & Co. LLC	22,638	(22,638)	—
HSBC Bank PLC	14,015	(14,015)	—
HSBC Securities (USA) Inc.	68,864	(68,864)	—
J.P. Morgan Securities LLC	231,020	(231,020)	—
JP Morgan Securities Plc.	151,109	(151,109)	—
Mizuho Securities USA LLC.	63,779	(63,779)	—
Morgan Stanley & Co. LLC	69,947	(69,947)	—
National Bank Financial Inc	289,323	(289,323)	—
National Financial Services LLC	3,668	(3,668)	—
Natixis Securities America LLC	57,818	(57,818)	—
Nomura Securities International, Inc.	10,402	(10,402)	—
Scotia Capital (USA) INC	177,277	(177,277)	—
TD Prime Services LLC	182,131	(182,131)	—
TD Securities (USA) Inc.	72,268	(72,268)	—
Truist Securities INC	16,625	(16,625)	—
UBS AG	10,162	(10,162)	—
Total	$1,819,620	$(1,819,620)	$—

(1)	Cash collateral with a fair value of $1,892,414 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	$3,501,109	$(3,501,109)	$—
TD Prime Services LLC	196,126	(196,126)	—
Total	$3,697,235	$(3,697,235)	$—

(1)

Cash collateral with a fair value of $3,913,913 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$45,004,834	$(45,004,834)	$—
BMO Capital Markets Corp	602,067	(602,067)	—
BNP Paribas Prime Brokerage Intl Ltd	42,684	(42,684)	—
BNP Paribas Securities Corp.	52,633	(52,633)	—
Deutsche Bank Securities Inc.	1,074,833	(1,074,833)	—
Goldman, Sachs & Co. LLC	1,004,843	(1,004,843)	—
HSBC Securities (USA) Inc.	1,355,864	(1,355,864)	—
J.P. Morgan Securities LLC	9,819,740	(9,819,740)	—
Mizuho Securities USA LLC.	359,860	(359,860)	—
Morgan Stanley & Co. LLC	10,868,318	(10,868,318)	—
National Bank Financial Inc	755,719	(755,719)	—
Nomura Securities International, Inc.	277,296	(277,296)	—
RBC Capital Markets, LLC	460,077	(460,077)	—
Scotia Capital (USA) INC	588,684	(588,684)	—
Societe Generale	5,181,036	(5,181,036)	—
TD Prime Services LLC	3,022,523	(3,022,523)	—
Total	$80,471,011	$(80,471,011)	$—

(1)	Cash collateral with a fair value of $82,375,714 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$360,853	$(360,853)	$—
CIBC World Markets Corporation	11,121	(11,121)	—

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$403,058	$(403,058)	$—
HSBC Bank PLC	624,605	(624,605)	—
Morgan Stanley & Co. LLC	440,981	(440,981)	—
Nomura Securities International, Inc.	137,822	(137,822)	—
Total	$1,978,440	$(1,978,440)	$—

(1)	Cash collateral with a fair value of $2,052,798 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced	$5,352,008	$1,231,964	$15,899,870	$30,166,938
Global High Dividend Low Volatility	13,652,061	17,125,548	23,880,547	8,980,032
Government Money Market	29,047,186	—	7,146,615	—
Growth and Income	81,111,926	110,458,275	39,602,466	231,816,376
Intermediate Bond	92,040,500	—	78,069,297	—
Small Company	1,166,900	—	55,293,825	39,313,708

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards		Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Earnings/(Loss)
Balanced	$7,781,962	$8,253,622	$18,813,415	$—	—	$34,848,999
Global High Dividend Low Volatility	2,422,053	6,796,034	35,501,394	—	—	44,719,481
Government Money Market	—	—	—	(82,368)	Short-term	(82,399)
				(31)	Long-term
				$(82,399)
Growth and Income	—	26,933,368	385,955,632	—	—	412,889,000
Intermediate Bond	4,056,059	—	(81,416,167)	(86,399,332)	Short-term	(442,397,822)
				(278,638,382)	Long-term
				$(365,037,714)
Small Company	11,261,178	—	(1,569,430)	—	—	9,691,748

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2023, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (”LIBOR“)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 14 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	$0.0042	February 1, 2024	Daily
Class S	$0.0004	February 1, 2024	Daily

Intermediate Bond
Class ADV	$0.0363	February 1, 2024	Daily
Class I	$0.0414	February 1, 2024	Daily
Class S	$0.0388	February 1, 2024	Daily
Class S2	$0.0372	February 1, 2024	Daily

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Balanced (the "Merging Portfolio") with and into Voya Balanced Income Portfolio (the "Reorganization"), not included in this report, on or about the close of business July 12, 2024.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

51

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 36.0%
	Communication Services: 2.3%
3,355 (1)	Adevinta ASA	$37,066	0.0
18,277 (1)	Alphabet, Inc. - Class A	2,553,114	0.9
15,027	AT&T, Inc.	252,153	0.1
58	Cable One, Inc.	32,282	0.0
1,014 (2)	Cellnex Telecom SA	39,924	0.0
118 (1)	Charter Communications, Inc. - Class A	45,864	0.0
15,975	Comcast Corp. - Class A	700,504	0.3
377	Electronic Arts, Inc.	51,577	0.0
1,135	Informa PLC	11,289	0.0
5,563	Iridium Communications, Inc.	228,973	0.1
1,600	KDDI Corp.	50,750	0.0
4,002 (1)	Meta Platforms, Inc. - Class A	1,416,548	0.5
1,395 (1)	Netflix, Inc.	679,198	0.2
23,400	Nippon Telegraph & Telephone Corp.	28,573	0.0
935	Publicis Groupe SA	86,872	0.0
1,087 (2)	Scout24 SE	76,863	0.0
1,300	SoftBank Group Corp.	57,380	0.0
1,404 (1)	Spotify Technology SA	263,826	0.1
3,706	TEGNA, Inc.	56,702	0.0
15,218	Telefonica SA	59,500	0.0
13,283	Telia Co. AB	33,891	0.0
29,460	Telstra Group Ltd.	79,609	0.0
262 (1)	Trade Desk, Inc. - Class A	18,854	0.0
759 (1)	TripAdvisor, Inc.	16,341	0.0
5,547	Vivendi SE	59,380	0.0
107,659	Vodafone Group PLC	94,023	0.1
2,658 (1)	ZoomInfo Technologies, Inc.	49,147	0.0
		7,080,203	2.3
	Consumer Discretionary: 4.2%
1,590	ADT, Inc.	10,844	0.0
14,412 (1)	Amazon.com, Inc.	2,189,759	0.7
3,549	Aristocrat Leisure Ltd.	98,604	0.0
75 (1)	AutoNation, Inc.	11,264	0.0
72 (1)	Booking Holdings, Inc.	255,400	0.1
4,511	BorgWarner, Inc.	161,719	0.1
1,688	Boyd Gaming Corp.	105,686	0.0
115	Brunswick Corp.	11,126	0.0
2,596	Burberry Group PLC	46,824	0.0
63 (1)	Burlington Stores, Inc.	12,252	0.0
222 (1)	Caesars Entertainment, Inc.	10,407	0.0
811	Cie Financiere Richemont SA	112,019	0.0
16,711 (1)	Coupang, Inc.	270,551	0.1
802 (1)	Crocs, Inc.	74,915	0.0
171 (1)	Deckers Outdoor Corp.	114,302	0.0
778 (1)(2)	Delivery Hero SE	21,413	0.0
375	Dick’s Sporting Goods, Inc.	55,106	0.0
3,394	DR Horton, Inc.	515,820	0.2
478 (2)	Evolution AB	56,935	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
123	Ferrari NV	$41,526	0.0
1,256 (1)	Five Below, Inc.	267,729	0.1
15,200	Ford Motor Co.	185,288	0.1
698 (1)(3)	GameStop Corp. - Class A	12,236	0.0
1,465	Gap, Inc.	30,633	0.0
12,267	General Motors Co.	440,631	0.2
8,212	Gentex Corp.	268,204	0.1
109,900	Genting Singapore Ltd.	83,245	0.0
1,059	Genuine Parts Co.	146,672	0.1
1,426 (1)	Goodyear Tire & Rubber Co.	20,420	0.0
99	Graham Holdings Co. - Class B	68,955	0.0
689 (1)	Grand Canyon Education, Inc.	90,976	0.0
1,138 (3)	H & M Hennes & Mauritz AB - Class B	19,961	0.0
1,349	H&R Block, Inc.	65,251	0.0
804	Harley-Davidson, Inc.	29,619	0.0
9	Hermes International	19,130	0.0
1,516 (1)	Hilton Grand Vacations, Inc.	60,913	0.0
358	Home Depot, Inc.	124,065	0.1
9,100	Honda Motor Co. Ltd.	93,868	0.0
334	Hyatt Hotels Corp. - Class A	43,557	0.0
3,858	Industria de Diseno Textil SA	168,340	0.1
1,198	KB Home	74,827	0.0
2,902	Kohl’s Corp.	83,229	0.0
1,700 (2)	La Francaise des Jeux SAEM	61,752	0.0
909	Lear Corp.	128,360	0.1
384	Leggett & Platt, Inc.	10,049	0.0
117 (1)	Light & Wonder, Inc.	9,607	0.0
155	Lithia Motors, Inc.	51,038	0.0
7,530	LKQ Corp.	359,859	0.1
631 (1)	Lululemon Athletica, Inc.	322,624	0.1
174	LVMH Moet Hennessy Louis Vuitton SE	141,381	0.1
3,700	Macy’s, Inc.	74,444	0.0
1,356 (1)	Mattel, Inc.	25,601	0.0
2,900	Mazda Motor Corp.	30,998	0.0
23 (1)	MercadoLibre, Inc.	36,145	0.0
9,496	MGM Resorts International	424,281	0.1
237	Moncler SpA	14,592	0.0
196	Next PLC	20,261	0.0
3,241	NIKE, Inc. - Class B	351,875	0.1
9,300	Nissan Motor Co. Ltd.	36,362	0.0
9,925 (3)	Nordstrom, Inc.	183,116	0.1
20 (1)	NVR, Inc.	140,009	0.1
1,654 (1)	Ollie’s Bargain Outlet Holdings, Inc.	125,522	0.1
300	Open House Group Co. Ltd.	8,874	0.0

See Accompanying Notes to Financial Statements

52

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
1,500	Panasonic Holdings Corp.	$14,771	0.0
876	Pandora A/S	121,111	0.1
4,637 (1)	Penn Entertainment, Inc.	120,655	0.1
310 (1)	Planet Fitness, Inc. - Class A	22,630	0.0
104	Pool Corp.	41,466	0.0
1,914	Prosus NV	57,018	0.0
347	PVH Corp.	42,376	0.0
1,358	Ralph Lauren Corp.	195,824	0.1
5,300	Sekisui Chemical Co. Ltd.	76,230	0.0
4,200	Sekisui House Ltd.	93,098	0.0
4,080 (1)	Skechers USA, Inc. - Class A	254,347	0.1
100	Sony Group Corp.	9,463	0.0
1,400	Stellantis NV (STLAM)	32,803	0.0
3,500	Subaru Corp.	63,838	0.0
7,559	Tapestry, Inc.	278,247	0.1
2,525 (1)	Taylor Morrison Home Corp.	134,709	0.1
4,198 (1)	Tesla, Inc.	1,043,119	0.4
617 (1)	TopBuild Corp.	230,918	0.1
5,400	Toyota Motor Corp.	98,948	0.0
1,235	Travel + Leisure Co.	48,276	0.0
7,021 (1)	Under Armour, Inc. - Class A	61,715	0.0
600	USS Co. Ltd.	12,046	0.0
17,604	Wendy’s Co.	342,926	0.1
1,821	Whitbread PLC	84,781	0.0
565	Williams-Sonoma, Inc.	114,006	0.0
123	Wingstop, Inc.	31,559	0.0
1,686	Wynn Resorts Ltd.	153,611	0.1
		12,911,462	4.2
	Consumer Staples: 2.3%
4,459	Altria Group, Inc.	179,876	0.1
721	Anheuser-Busch InBev SA	46,539	0.0
3,100 (3)	Asahi Group Holdings Ltd.	115,433	0.1
6,766 (1)	BellRing Brands, Inc.	375,039	0.1
812 (1)	BJ’s Wholesale Club Holdings, Inc.	54,128	0.0
35 (1)	Boston Beer Co., Inc. - Class A	12,096	0.0
5,507	British American Tobacco PLC	161,130	0.1
2,131	Carrefour SA	39,028	0.0
38	Casey’s General Stores, Inc.	10,440	0.0
561 (1)	Celsius Holdings, Inc.	30,586	0.0
3	Chocoladefabriken Lindt & Spruengli AG - Class PC	36,011	0.0
9,512	Coca-Cola Co.	560,542	0.2
378	Coca-Cola Consolidated, Inc.	350,935	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
1,131	Coca-Cola HBC AG - Class DI	$33,209	0.0
1,922	Coles Group Ltd.	21,113	0.0
6,510	Colgate-Palmolive Co.	518,912	0.2
59	Costco Wholesale Corp.	38,945	0.0
1,710 (1)	Darling Ingredients, Inc.	85,226	0.0
2,298	General Mills, Inc.	149,692	0.1
11,250	Haleon PLC	46,061	0.0
1,246	Heineken Holding NV	105,504	0.0
3,939	Imperial Brands PLC	90,706	0.0
792	Ingredion, Inc.	85,956	0.0
18,483	J Sainsbury PLC	71,260	0.0
5,900 (3)	Japan Tobacco, Inc.	152,369	0.1
3,436	Kimberly-Clark Corp.	417,508	0.1
700 (3)	Kirin Holdings Co. Ltd.	10,248	0.0
1,211	Koninklijke Ahold Delhaize NV	34,842	0.0
108	L’Oreal SA	53,838	0.0
3,008	Mowi ASA	53,867	0.0
1,876	Nestle SA	217,466	0.1
5,050	PepsiCo, Inc.	857,692	0.3
5,989 (1)	Performance Food Group Co.	414,139	0.1
7,844	Philip Morris International, Inc.	737,964	0.3
1,554	Procter & Gamble Co.	227,723	0.1
400	Shiseido Co. Ltd.	12,057	0.0
31,618	Tesco PLC	117,136	0.1
5,933	Treasury Wine Estates Ltd.	43,652	0.0
113	Unilever PLC	5,470	0.0
446	Unilever PLC - NL	21,616	0.0
7,928 (1)	US Foods Holding Corp.	360,011	0.1
1,900	Yakult Honsha Co. Ltd.	42,651	0.0
		6,998,616	2.3
	Energy: 1.6%
2,384	Aker BP ASA	69,250	0.0
1,397	Ampol Ltd.	34,429	0.0
2,473 (1)	Antero Resources Corp.	56,088	0.0
14,973	Baker Hughes Co.	511,777	0.2
31,781	BP PLC	188,400	0.1
3,549	ChampionX Corp.	103,666	0.0
2,828	Chevron Corp.	421,824	0.2
352	Chord Energy Corp.	58,513	0.0
1,530 (1)	CNX Resources Corp.	30,600	0.0
2,271	ConocoPhillips	263,595	0.1
416	Coterra Energy, Inc.	10,616	0.0
1,841	Diamondback Energy, Inc.	285,502	0.1
2,300	ENEOS Holdings, Inc.	9,122	0.0
3,644	EOG Resources, Inc.	440,742	0.2
21,260	Equitrans Midstream Corp.	216,427	0.1
4,780	Exxon Mobil Corp.	477,904	0.2
631	Halliburton Co.	22,811	0.0
1,453	HF Sinclair Corp.	80,743	0.0
2,000 (3)	Inpex Corp.	26,763	0.0
1,891	Matador Resources Co.	107,522	0.0

See Accompanying Notes to Financial Statements

53

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
2,723	Murphy Oil Corp.	$116,163	0.1
1,526 (3)	New Fortress Energy, Inc.	57,576	0.0
398	OMV AG	17,461	0.0
898	Ovintiv, Inc.	39,440	0.0
742	PBF Energy, Inc. - Class A	32,618	0.0
2,325	Phillips 66	309,551	0.1
219	Pioneer Natural Resources Co.	49,249	0.0
1,765	Range Resources Corp.	53,727	0.0
6,092	Repsol SA	90,368	0.0
5,384	Shell PLC	176,240	0.1
4,716 (1)	Southwestern Energy Co.	30,890	0.0
655	Tenaris SA	11,393	0.0
1,278	TotalEnergies SE	86,903	0.0
2,303	Valero Energy Corp.	299,390	0.1
113 (1)	Weatherford International PLC	11,055	0.0
		4,798,318	1.6
	Financials: 4.7%
2,859	3i Group PLC	87,999	0.0
2,898 (2)	ABN AMRO Bank NV	43,581	0.0
731	Affiliated Managers Group, Inc.	110,688	0.0
1,187	AGNC Investment Corp.	11,644	0.0
1,600	AIA Group Ltd.	13,925	0.0
317	Allianz SE	84,715	0.0
2,149	Ally Financial, Inc.	75,043	0.0
272	American Express Co.	50,956	0.0
708	American Financial Group, Inc.	84,174	0.0
1,252	Ameriprise Financial, Inc.	475,547	0.2
724 (2)	Amundi SA	49,384	0.0
2,773	Annaly Capital Management, Inc.	53,713	0.0
590	ANZ Group Holdings Ltd.	10,424	0.0
1,656	Aon PLC - Class A	481,929	0.2
2,019	Ares Management Corp. - Class A	240,099	0.1
269	Assured Guaranty Ltd.	20,129	0.0
5,332	AXA SA	174,124	0.1
585	Axis Capital Holdings Ltd.	32,391	0.0
11,714	Banco Bilbao Vizcaya Argentaria SA	106,764	0.0
5,469	Bank Leumi Le-Israel BM	44,014	0.0
2,072	Bank OZK	103,248	0.0
48,082	Barclays PLC	94,148	0.0
2,064 (1)	Berkshire Hathaway, Inc. - Class B	736,146	0.3
2,757	BNP Paribas SA	191,461	0.1
3,500	BOC Hong Kong Holdings Ltd.	9,508	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,446	Capital One Financial Corp.	$451,840	0.2
3,025	Charles Schwab Corp.	208,120	0.1
9,744	Citigroup, Inc.	501,231	0.2
1,061	Citizens Financial Group, Inc.	35,162	0.0
2,588	CME Group, Inc.	545,033	0.2
6,032	CNO Financial Group, Inc.	168,293	0.1
1,869	Commerce Bancshares, Inc.	99,823	0.0
4,943	Commerzbank AG	58,751	0.0
148	Commonwealth Bank of Australia	11,280	0.0
3,400	Dai-ichi Life Holdings, Inc.	72,124	0.0
3,461	Danske Bank A/S	92,517	0.0
7,487	Deutsche Bank AG	102,206	0.0
1,186	East West Bancorp, Inc.	85,333	0.0
9,059	Equitable Holdings, Inc.	301,665	0.1
131	Erie Indemnity Co. - Class A	43,875	0.0
2,097	Essent Group Ltd.	110,596	0.0
372	Evercore, Inc. - Class A	63,631	0.0
797	Everest Re Group Ltd.	281,803	0.1
195	Fidelity National Financial, Inc.	9,949	0.0
1,679	FinecoBank Banca Fineco SpA	25,259	0.0
1,821	First American Financial Corp.	117,345	0.1
1,353	First Hawaiian, Inc.	30,930	0.0
1,969	Hancock Whitney Corp.	95,674	0.0
2,680	Hartford Financial Services Group, Inc.	215,418	0.1
6,905	HSBC Holdings PLC	55,861	0.0
3,849	Industrivarden AB - Class A	125,838	0.1
3,173	ING Groep NV	47,578	0.0
1,635	International Bancshares Corp.	88,813	0.0
56,357	Intesa Sanpaolo SpA	164,923	0.1
5,198	Investor AB - Class B	120,540	0.1
1,051	Jefferies Financial Group, Inc.	42,471	0.0
4,918	JPMorgan Chase & Co.	836,552	0.3
971	Julius Baer Group Ltd.	54,471	0.0
6,683	Legal & General Group PLC	21,357	0.0
802	Loews Corp.	55,811	0.0
258	MarketAxess Holdings, Inc.	75,555	0.0
3,483	Marsh & McLennan Cos., Inc.	659,924	0.2
18,300	Medibank Pvt Ltd.	44,428	0.0
5,088	MetLife, Inc.	336,469	0.1
7,725	MGIC Investment Corp.	149,015	0.1
6,400	Mitsubishi UFJ Financial Group, Inc.	54,926	0.0

See Accompanying Notes to Financial Statements

54

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
425	National Australia Bank Ltd.	$8,883	0.0
35,157	NatWest Group PLC	97,926	0.0
2,985	NN Group NV	117,970	0.1
7,263	Nordea Bank Abp	90,166	0.0
2,188	OneMain Holdings, Inc.	107,650	0.0
6,500	ORIX Corp.	122,078	0.1
1,083	Pinnacle Financial Partners, Inc.	94,459	0.0
3,965 (2)	Poste Italiane SpA	45,069	0.0
689	Prosperity Bancshares, Inc.	46,666	0.0
9,636	QBE Insurance Group Ltd.	97,638	0.0
897	Reinsurance Group of America, Inc.	145,117	0.1
51	RenaissanceRe Holdings Ltd.	9,996	0.0
29,613	Rithm Capital Corp.	316,267	0.1
2,816	SLM Corp.	53,842	0.0
2,203	Standard Chartered PLC	18,695	0.0
2,905	Starwood Property Trust, Inc.	61,063	0.0
2,021	State Street Corp.	156,547	0.1
853	Stifel Financial Corp.	58,985	0.0
3,000	Sumitomo Mitsui Financial Group, Inc.	145,980	0.1
4,735	Svenska Handelsbanken AB - Class A	51,457	0.0
3,803	Swedbank AB - Class A	76,888	0.0
10,101	Synchrony Financial	385,757	0.1
3,693 (1)	Toast, Inc. - Class A	67,434	0.0
6,300	Tokio Marine Holdings, Inc.	156,876	0.1
2,117	Tradeweb Markets, Inc. - Class A	192,393	0.1
1,873	UMB Financial Corp.	156,489	0.1
4,176	UniCredit SpA	113,711	0.0
6,365	Unum Group	287,825	0.1
14,764	Wells Fargo & Co.	726,684	0.3
37	Willis Towers Watson PLC	8,924	0.0
1,337	Wintrust Financial Corp.	124,007	0.1
2,371 (1)	Wise PLC - Class A	26,369	0.0
488 (1)(2)	Worldline SA/France	8,486	0.0
236	Zions Bancorp NA	10,353	0.0
		14,236,794	4.7
	Health Care: 4.3%
1,331	AbbVie, Inc.	206,265	0.1
2,968	Agilent Technologies, Inc.	412,641	0.1
1,286	Alcon, Inc.	100,612	0.0
300	AmerisourceBergen Corp.	61,614	0.0
535 (1)	Arrowhead Pharmaceuticals, Inc.	16,371	0.0
8,400	Astellas Pharma, Inc.	99,903	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
834	AstraZeneca PLC	$112,498	0.1
9,486	Bristol-Myers Squibb Co.	486,727	0.2
953	Bruker Corp.	70,026	0.0
599	Cardinal Health, Inc.	60,379	0.0
4,035 (1)	Centene Corp.	299,437	0.1
1,400	Chugai Pharmaceutical Co. Ltd.	52,890	0.0
669	Cigna Group	200,332	0.1
503	Cochlear Ltd.	102,333	0.0
5,900	CVS Health Corp.	465,864	0.2
500	Daiichi Sankyo Co. Ltd.	13,688	0.0
328	Danaher Corp.	75,880	0.0
566 (1)	Demant A/S	24,825	0.0
1,050 (1)	Dexcom, Inc.	130,295	0.1
2,968 (1)	Doximity, Inc. - Class A	83,223	0.0
4,681 (1)	Edwards Lifesciences Corp.	356,926	0.1
983	Elevance Health, Inc.	463,544	0.2
670	Eli Lilly & Co.	390,556	0.1
14,019 (1)	Exelixis, Inc.	336,316	0.1
826	Fresenius SE & Co. KGaA	25,602	0.0
1,370	GE HealthCare Technologies, Inc.	105,928	0.0
5,414	Gilead Sciences, Inc.	438,588	0.2
1,299 (1)	Globus Medical, Inc. - Class A	69,224	0.0
3,045	GSK PLC	56,239	0.0
400 (1)	Haemonetics Corp.	34,204	0.0
1,333 (1)	Halozyme Therapeutics, Inc.	49,268	0.0
446 (1)	HealthEquity, Inc.	29,570	0.0
3,707	Hikma Pharmaceuticals PLC	84,472	0.0
1,100	Hoya Corp.	136,993	0.1
601	Humana, Inc.	275,144	0.1
1,720 (1)	Inari Medical, Inc.	111,662	0.1
4,864 (1)	Incyte Corp.	305,411	0.1
394 (1)	Inspire Medical Systems, Inc.	80,151	0.0
665	Ipsen SA	79,327	0.0
536 (1)	Jazz Pharmaceuticals PLC	65,928	0.0
5,021	Johnson & Johnson	786,992	0.3
3,294 (1)	Lantheus Holdings, Inc.	204,228	0.1
1,149 (1)	LivaNova PLC	59,449	0.0
127	McKesson Corp.	58,798	0.0
3,247	Medtronic PLC	267,488	0.1
8,569	Merck & Co., Inc.	934,192	0.3
375	Merck KGaA	59,705	0.0
9 (1)	Mettler-Toledo International, Inc.	10,917	0.0
586 (1)	Molina Healthcare, Inc.	211,728	0.1
2,399 (1)	Neurocrine Biosciences, Inc.	316,092	0.1
2,586	Novartis AG, Reg	261,213	0.1
3,192	Novo Nordisk A/S - Class B	330,791	0.1

See Accompanying Notes to Financial Statements

55

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,000	Ono Pharmaceutical Co. Ltd.	$71,158	0.0
600	Otsuka Holdings Co. Ltd.	22,438	0.0
2,427	Patterson Cos., Inc.	69,048	0.0
124 (1)	Penumbra, Inc.	31,191	0.0
1,441 (1)	Progyny, Inc.	53,576	0.0
440 (1)	Regeneron Pharmaceuticals, Inc.	386,448	0.1
590	Roche Holding AG	171,509	0.1
1,371	Sanofi	136,240	0.1
685 (1)	Shockwave Medical, Inc.	130,534	0.1
279	Sonova Holding AG, Reg	91,246	0.0
357 (1)	Swedish Orphan Biovitrum AB	9,451	0.0
4,300	Takeda Pharmaceutical Co. Ltd.	123,316	0.1
213 (1)	Tenet Healthcare Corp.	16,096	0.0
742	Thermo Fisher Scientific, Inc.	393,846	0.1
332 (1)	United Therapeutics Corp.	73,003	0.0
1,336	UnitedHealth Group, Inc.	703,364	0.2
163 (1)	Veeva Systems, Inc. - Class A	31,381	0.0
1,261 (1)	Vertex Pharmaceuticals, Inc.	513,088	0.2
		13,099,382	4.3
	Industrials: 4.3%
986	3M Co.	107,790	0.0
2,288	ABB Ltd., Reg	101,583	0.0
1,543	Acuity Brands, Inc.	316,053	0.1
1,138	Advanced Drainage Systems, Inc.	160,048	0.1
3,349	AECOM	309,548	0.1
617 (2)	Aena SME SA	111,992	0.0
622 (1)	AerCap Holdings NV	46,227	0.0
1,200 (3)	AGC, Inc.	44,477	0.0
256	AGCO Corp.	31,081	0.0
815	Allison Transmission Holdings, Inc.	47,392	0.0
24,220 (1)	American Airlines Group, Inc.	332,783	0.1
2,713	AMETEK, Inc.	447,347	0.2
20	AP Moller - Maersk A/S - Class B	36,000	0.0
20,084	Aurizon Holdings Ltd.	51,996	0.0
1,005	Avis Budget Group, Inc.	178,146	0.1
6,229	BAE Systems PLC	88,171	0.0
7,112	Brambles Ltd.	65,920	0.0
583	Brenntag SE	53,582	0.0
207 (1)	Builders FirstSource, Inc.	34,557	0.0
1,154	Bunzl PLC	46,893	0.0
167	Carlisle Cos., Inc.	52,176	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,300	Central Japan Railway Co.	$83,755	0.0
2,227	Cie de Saint-Gobain	164,235	0.1
977	Cintas Corp.	588,799	0.2
5,000	CK Hutchison Holdings Ltd.	26,863	0.0
1,121 (1)(3)	Clarivate PLC	10,380	0.0
652 (1)	Clean Harbors, Inc.	113,781	0.0
8,979 (1)	Copart, Inc.	439,971	0.2
11,016 (1)	Core & Main, Inc. - Class A	445,157	0.2
657 (1)	CoStar Group, Inc.	57,415	0.0
60	Curtiss-Wright Corp.	13,367	0.0
2,550 (1)	Daimler Truck Holding AG	95,788	0.0
1,244	DCC PLC	91,535	0.0
1,969	Donaldson Co., Inc.	128,674	0.1
293	Dover Corp.	45,066	0.0
3,837	Dun & Bradstreet Holdings, Inc.	44,893	0.0
49	EMCOR Group, Inc.	10,556	0.0
1,840	Emerson Electric Co.	179,087	0.1
722	EnerSys	72,893	0.0
427	Esab Corp.	36,987	0.0
1,069	Experian PLC	43,610	0.0
196	Exponent, Inc.	17,256	0.0
8,253	Fortive Corp.	607,668	0.2
2,672	Fortune Brands Innovations, Inc.	203,446	0.1
56 (1)	FTI Consulting, Inc.	11,152	0.0
4,400 (1)	Gates Industrial Corp. PLC	59,048	0.0
1,030	GEA Group AG	42,821	0.0
472	General Electric Co.	60,241	0.0
2,899	Genpact Ltd.	100,624	0.0
5,882	Getlink SE	107,728	0.0
2,968	Graco, Inc.	257,504	0.1
1,336 (1)	GXO Logistics, Inc.	81,710	0.0
3,255 (1)(3)	Hertz Global Holdings, Inc.	33,819	0.0
200	Hitachi Ltd.	14,386	0.0
962	ITT, Inc.	114,786	0.1
4,200	Japan Airlines Co. Ltd.	82,509	0.0
1,400	Jardine Cycle & Carriage Ltd.	31,552	0.0
1,800	Jardine Matheson Holdings Ltd.	76,500	0.0
1,919	Johnson Controls International PLC	110,611	0.0
11,800	Keppel Corp. Ltd.	63,140	0.0
857	Legrand SA	89,245	0.0
424	Leidos Holdings, Inc.	45,894	0.0
33	Lennox International, Inc.	14,768	0.0
159	Lincoln Electric Holdings, Inc.	34,576	0.0
2,848	Metso Oyj	28,913	0.0
1,000	MISUMI Group, Inc.	16,884	0.0

See Accompanying Notes to Financial Statements

56

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
2,206	MSC Industrial Direct Co., Inc. - Class A	$223,380	0.1
2,031	nVent Electric PLC	120,012	0.1
259	Old Dominion Freight Line, Inc.	104,980	0.0
2,537	Otis Worldwide Corp.	226,985	0.1
3,110	Owens Corning	460,995	0.2
1,031	Parker-Hannifin Corp.	474,982	0.2
2,582	Pentair PLC	187,737	0.1
284	Prysmian SpA	12,946	0.0
500	Recruit Holdings Co. Ltd.	20,906	0.0
2,108	Reece Ltd.	32,153	0.0
634	Regal Rexnord Corp.	93,845	0.0
400	RELX PLC	15,870	0.0
1,074	Rockwell Automation, Inc.	333,456	0.1
2,956	Rollins, Inc.	129,089	0.1
1,628	Ryder System, Inc.	187,318	0.1
398 (1)	Saia, Inc.	174,412	0.1
1,325	Sandvik AB	28,786	0.0
44	Schneider Electric SE	8,857	0.0
1,226	Schneider National, Inc. - Class B	31,202	0.0
700	Secom Co. Ltd.	50,358	0.0
2,549	Sensata Technologies Holding PLC	95,766	0.0
1,455	Siemens AG, Reg	272,971	0.1
344	Simpson Manufacturing Co., Inc.	68,105	0.0
3,947	SKF AB - Class B	79,100	0.0
4,565	Smiths Group PLC	102,463	0.0
8,746	SS&C Technologies Holdings, Inc.	534,468	0.2
3,100	Sumitomo Corp.	67,461	0.0
218	Teleperformance	31,917	0.0
2,280	Terex Corp.	131,009	0.1
1,574	Timken Co.	126,156	0.1
1,600	Toyota Tsusho Corp.	93,892	0.0
2,346	Transurban Group	21,922	0.0
871 (1)	U-Haul Holding Co.	62,538	0.0
5,802	Volvo AB - Class B	150,968	0.1
288 (3)	Watsco, Inc.	123,399	0.1
783	Watts Water Technologies, Inc. - Class A	163,130	0.1
535	WESCO International, Inc.	93,026	0.0
1,348 (1)	WillScot Mobile Mini Holdings Corp.	59,986	0.0
1,016	Wolters Kluwer NV	144,546	0.1
844	Woodward, Inc.	114,894	0.1
		13,119,341	4.3
	Information Technology: 8.8%
1,489 (1)	Adobe, Inc.	888,337	0.3
1,559 (1)	Advanced Micro Devices, Inc.	229,812	0.1
400	Advantest Corp.	13,478	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
3,049 (1)	Akamai Technologies, Inc.	$360,849	0.1
1,817 (1)	Allegro MicroSystems, Inc.	55,001	0.0
24,618	Apple, Inc.	4,739,704	1.6
4,202	Applied Materials, Inc.	681,018	0.2
249 (1)	Arrow Electronics, Inc.	30,440	0.0
464	ASML Holding NV	350,267	0.1
1,212 (1)	Autodesk, Inc.	295,098	0.1
4,175	Avnet, Inc.	210,420	0.1
300	Azbil Corp.	9,895	0.0
480	BE Semiconductor Industries NV	72,468	0.0
519	Broadcom, Inc.	579,334	0.2
842 (1)	Cadence Design Systems, Inc.	229,336	0.1
2,806 (1)	Calix, Inc.	122,594	0.0
123	Capgemini SE	25,706	0.0
459 (1)	Cirrus Logic, Inc.	38,184	0.0
15,391	Cisco Systems, Inc.	777,553	0.3
970 (1)	Coherent Corp.	42,224	0.0
815	Concentrix Corp.	80,041	0.0
92 (1)	CyberArk Software Ltd.	20,153	0.0
200	Disco Corp.	49,393	0.0
1,183 (1)	DocuSign, Inc.	70,329	0.0
2,586 (1)	Dropbox, Inc. - Class A	76,235	0.0
2,644 (1)	Dynatrace, Inc.	144,600	0.1
1,500 (1)	ExlService Holdings, Inc.	46,275	0.0
1,372 (1)	F5, Inc.	245,561	0.1
183 (1)	Gartner, Inc.	82,553	0.0
945 (1)	GoDaddy, Inc. - Class A	100,321	0.0
300	Hirose Electric Co. Ltd.	33,881	0.0
279 (1)	HubSpot, Inc.	161,971	0.1
2,984	Infineon Technologies AG	124,619	0.1
855	Intel Corp.	42,964	0.0
951	Intuit, Inc.	594,404	0.2
387	Jabil, Inc.	49,304	0.0
400	Keyence Corp.	175,743	0.1
2,330 (1)	Keysight Technologies, Inc.	370,680	0.1
853	KLA Corp.	495,849	0.2
360	Lam Research Corp.	281,974	0.1
1,773 (1)	Lattice Semiconductor Corp.	122,319	0.0
453 (1)	Manhattan Associates, Inc.	97,540	0.0
418	Mastercard, Inc. - Class A	178,281	0.1
12,740	Microsoft Corp.	4,790,750	1.6
946	MKS Instruments, Inc.	97,315	0.0
107 (1)	Monday.com Ltd.	20,096	0.0
535	Monolithic Power Systems, Inc.	337,467	0.1
1,800	NEC Corp.	106,355	0.0
1,809	NetApp, Inc.	159,481	0.1
5,202	NVIDIA Corp.	2,576,134	0.9
400	Obic Co. Ltd.	68,822	0.0

See Accompanying Notes to Financial Statements

57

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
68 (1)	Onto Innovation, Inc.	$10,397	0.0
532 (1)	Palo Alto Networks, Inc.	156,876	0.1
954	Paycom Software, Inc.	197,211	0.1
1,515 (1)	Paylocity Holding Corp.	249,748	0.1
5,943 (1)	PayPal Holdings, Inc.	364,960	0.1
7,948 (1)	Pure Storage, Inc. - Class A	283,426	0.1
3,579	Qualcomm, Inc.	517,631	0.2
1,121 (1)	Rambus, Inc.	76,508	0.0
1,500 (1)	Renesas Electronics Corp.	26,821	0.0
312 (1)	RingCentral, Inc. - Class A	10,592	0.0
2,557	Sage Group PLC	38,173	0.0
3,031 (1)	Salesforce, Inc.	797,577	0.3
436	SAP SE	67,110	0.0
2,500	Seiko Epson Corp.	37,327	0.0
926 (1)	ServiceNow, Inc.	654,210	0.2
2,700	Shimadzu Corp.	75,284	0.0
221 (1)	Silicon Laboratories, Inc.	29,232	0.0
552 (1)	Super Micro Computer, Inc.	156,912	0.1
921 (1)	Synopsys, Inc.	474,232	0.2
705 (1)	Teradata Corp.	30,675	0.0
673	Teradyne, Inc.	73,034	0.0
1,600	TIS, Inc.	35,167	0.0
200	Tokyo Electron Ltd.	35,548	0.0
417 (1)	Trimble, Inc.	22,184	0.0
1,630	Visa, Inc. - Class A	424,370	0.1
502	WiseTech Global Ltd.	25,730	0.0
294 (1)	Wix.com Ltd.	36,168	0.0
826 (1)	Workday, Inc. - Class A	228,026	0.1
891 (1)	Xero Ltd.	67,973	0.0
		26,756,230	8.8
	Materials: 1.4%
232	Akzo Nobel NV	19,211	0.0
1,695	Alcoa Corp.	57,630	0.0
2,736	Anglo American PLC	68,473	0.0
963	AptarGroup, Inc.	119,046	0.0
3,633	ArcelorMittal SA	103,104	0.0
501	Arkema SA	57,073	0.0
527	Ashland, Inc.	44,431	0.0
2,175	Avient Corp.	90,415	0.0
1,762 (1)	Axalta Coating Systems Ltd.	59,855	0.0
2,513	BASF SE	135,317	0.1
1,019	Berry Global Group, Inc.	68,670	0.0
4,135	BHP Group Ltd. - Class DI	141,271	0.1
2,558	BlueScope Steel Ltd.	40,781	0.0
2,223	Chemours Co.	70,113	0.0
3,513 (1)	Cleveland-Cliffs, Inc.	71,735	0.0
1,681	Commercial Metals Co.	84,117	0.0
716	CRH PLC	49,519	0.0
420	Crown Holdings, Inc.	38,678	0.0
994	Dow, Inc.	54,511	0.0
8,752	Element Solutions, Inc.	202,521	0.1
1,701	Evonik Industries AG	34,750	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
692	Fortescue Metals Group Ltd.	$13,644	0.0
1,763	Freeport-McMoRan, Inc.	75,051	0.0
31	Givaudan SA, Reg	128,548	0.1
956	Heidelberg Materials AG	85,455	0.0
1,885	Holcim AG	148,051	0.1
273	Holmen AB - Class B	11,531	0.0
600	JFE Holdings, Inc.	9,283	0.0
664	Linde PLC	272,711	0.1
1,700	Nitto Denko Corp.	126,863	0.1
246	Nucor Corp.	42,814	0.0
3,477	PPG Industries, Inc.	519,985	0.2
516	Reliance Steel & Aluminum Co.	144,315	0.1
1,347	Rio Tinto Ltd.	124,729	0.1
368	Royal Gold, Inc.	44,513	0.0
3,236	RPM International, Inc.	361,235	0.1
1,411	Sherwin-Williams Co.	440,091	0.2
219	Sika AG, Reg	71,411	0.0
558	Smurfit Kappa Group PLC	22,119	0.0
84	Solvay SA	2,575	0.0
889	Sonoco Products Co.	49,668	0.0
16,143	South32 Ltd. - Class DI	36,510	0.0
84 (1)	Syensqo SA	8,741	0.0
397	United States Steel Corp.	19,314	0.0
309	Wacker Chemie AG	38,959	0.0
686	Yara International ASA	24,371	0.0
		4,433,708	1.4
	Real Estate: 1.1%
1,297	Agree Realty Corp.	81,646	0.0
2,402	Apartment Income REIT Corp.	83,421	0.0
12,734	Brixmor Property Group, Inc.	296,320	0.1
1,322	CubeSmart	61,275	0.0
3,500	Daiwa House Industry Co. Ltd.	105,806	0.1
5,322	Dexus	27,814	0.0
1,385	EastGroup Properties, Inc.	254,203	0.1
160	Equity LifeStyle Properties, Inc.	11,286	0.0
6,687	Equity Residential	408,977	0.1
2,507	First Industrial Realty Trust, Inc.	132,044	0.1
353	Gaming and Leisure Properties, Inc.	17,421	0.0
622	Gecina SA	75,722	0.0
4,254	GPT Group	13,425	0.0
45,000	Hang Lung Properties Ltd.	62,564	0.0
2,373	Invitation Homes, Inc.	80,943	0.0
657 (1)	Jones Lang LaSalle, Inc.	124,088	0.1
7,322	Kilroy Realty Corp.	291,708	0.1

See Accompanying Notes to Financial Statements

58

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
412	Kite Realty Group Trust	$9,418	0.0
1,231	Lamar Advertising Co. - Class A	130,831	0.1
4,900	Link REIT	27,514	0.0
3,364	National Retail Properties, Inc.	144,988	0.1
169	Rexford Industrial Realty, Inc.	9,481	0.0
2,521	Sabra Health Care REIT, Inc.	35,975	0.0
38,370	Scentre Group	78,137	0.0
1,021	Spirit Realty Capital, Inc.	44,608	0.0
294	STAG Industrial, Inc.	11,542	0.0
1,500	Swire Pacific Ltd. - Class A	12,704	0.0
28,000	Swire Properties Ltd.	56,679	0.0
16,745	VICI Properties, Inc.	533,831	0.2
351	WP Carey, Inc.	22,748	0.0
		3,247,119	1.1
	Utilities: 1.0%
454	Acciona SA	66,849	0.0
455	ALLETE, Inc.	27,828	0.0
3,137	American Electric Power Co., Inc.	254,787	0.1
2,440	Atmos Energy Corp.	282,796	0.1
1,353	Black Hills Corp.	72,994	0.0
32,657	Centrica PLC	58,544	0.0
6,100	Chubu Electric Power Co., Inc.	78,759	0.0
1,626	DTE Energy Co.	179,283	0.1
6,545	Edison International	467,902	0.2
872	Evergy, Inc.	45,518	0.0
1,200	Kansai Electric Power Co., Inc.	15,927	0.0
5,921	National Fuel Gas Co.	297,057	0.1
1,714	NorthWestern Corp.	87,225	0.0
1,432	ONE Gas, Inc.	91,247	0.0
5,000	Osaka Gas Co. Ltd.	104,372	0.0
10,475	PG&E Corp.	188,864	0.1
19,000	Power Assets Holdings Ltd.	110,156	0.1
5,386	Red Electrica Corp. SA	88,754	0.0
475	RWE AG	21,619	0.0
17,800	Sembcorp Industries Ltd.	71,547	0.0
2,661	Sempra Energy	198,857	0.1
170	Southwest Gas Holdings, Inc.	10,769	0.0
1,520	Terna - Rete Elettrica Nazionale	12,681	0.0
800	Tokyo Gas Co. Ltd.	18,351	0.0
9,806	UGI Corp.	241,228	0.1
1,119	Vistra Corp.	43,104	0.0
		3,137,018	1.0

	Total Common Stock (Cost $91,009,002)	109,818,191	36.0
Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
254	iShares Core S&P Mid- Cap ETF	$70,396	0.0
58,825	iShares Core U.S. Aggregate Bond ETF	5,838,381	1.9
1,506	iShares MSCI EAFE ETF	113,477	0.1
677	SPDR S&P 500 ETF Trust	321,785	0.1
217,863	Vanguard FTSE Emerging Markets ETF	8,954,169	2.9
93,626 (3)	Vanguard Long-Term Treasury ETF	5,760,808	1.9
		21,059,016	6.9

	Total Exchange-Traded Funds (Cost $20,943,444)	21,059,016	6.9

MUTUAL FUNDS: 29.6%
	Affiliated Investment Companies: 29.6%
2,281,587	Voya Short Term Bond Fund - Class R6	21,287,211	7.0
78,678 (1)	Voya Small Cap Growth Fund - Class R6	3,120,362	1.0
404,848	Voya Small Company Fund - Class R6	6,080,812	2.0
3,119,739	Voya U.S. Stock Index Portfolio - Class I	55,531,356	18.2
397,979	Voya VACS Series HYB Fund	4,099,179	1.4
		90,118,920	29.6
	Total Mutual Funds (Cost $84,566,583)	90,118,920	29.6

PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
1,431	Porsche Automobil Holding SE	73,127	0.0

	Total Preferred Stock (Cost $68,726)	73,127	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.6%
	Basic Materials: 0.1%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	9,847	0.0
27,000 (3)	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	27,625	0.0
34,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	35,244	0.0
50,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	51,876	0.0

See Accompanying Notes to Financial Statements

59

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
10,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	$10,921	0.0
200,000 (2)	CSN Resources SA, 8.875%, 12/05/2030	208,580	0.1
15,000	FMC Corp., 5.150%, 05/18/2026	14,993	0.0
6,000	Nutrien Ltd., 5.800%, 03/27/2053	6,427	0.0
4,000	Nutrien Ltd., 5.875%, 12/01/2036	4,173	0.0
9,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	9,353	0.0
42,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	43,737	0.0
21,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	18,705	0.0
15,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	14,381	0.0
		455,862	0.1
	Communications: 0.8%
35,000	Amazon.com, Inc., 2.100%, 05/12/2031	30,194	0.0
115,000	Amazon.com, Inc., 2.875%, 05/12/2041	90,458	0.1
38,000	Amazon.com, Inc., 3.150%, 08/22/2027	36,505	0.0
16,000	Amazon.com, Inc., 4.100%, 04/13/2062	14,152	0.0
120,000	AT&T, Inc., 3.500%, 06/01/2041	95,372	0.1
26,000	AT&T, Inc., 3.500%, 09/15/2053	18,890	0.0
2,000	AT&T, Inc., 3.550%, 09/15/2055	1,439	0.0
90,000	AT&T, Inc., 3.650%, 09/15/2059	64,581	0.0
18,000	AT&T, Inc., 3.800%, 12/01/2057	13,396	0.0
4,000	AT&T, Inc., 4.500%, 05/15/2035	3,792	0.0
37,000	AT&T, Inc., 4.900%, 08/15/2037	35,773	0.0
71,000 (3)	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 05/11/2033	72,896	0.0
21,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	18,233	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
47,000 (3)	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 02/01/2034	$49,582	0.0
44,000	Comcast Corp., 1.950%, 01/15/2031	37,154	0.0
35,000	Comcast Corp., 2.650%, 02/01/2030	31,521	0.0
45,000	Comcast Corp., 3.200%, 07/15/2036	37,862	0.0
47,000	Comcast Corp., 3.900%, 03/01/2038	42,063	0.0
78,000	Comcast Corp., 3.950%, 10/15/2025	76,971	0.0
20,000	Comcast Corp., 5.350%, 11/15/2027	20,684	0.0
95,000	Comcast Corp., 5.500%, 05/15/2064	100,070	0.1
73,000	Fox Corp., 3.500%, 04/08/2030	67,377	0.0
9,000	Interpublic Group of Cos., Inc., 4.200%, 04/15/2024	8,951	0.0
26,000	Meta Platforms, Inc., 3.500%, 08/15/2027	25,331	0.0
77,000	Meta Platforms, Inc., 4.450%, 08/15/2052	70,803	0.0
8,000	Meta Platforms, Inc., 4.650%, 08/15/2062	7,457	0.0
76,000	Meta Platforms, Inc., 5.750%, 05/15/2063	83,296	0.1
200,000 (2)	NBN Co. Ltd., 1.625%, 01/08/2027	182,613	0.1
43,000	Netflix, Inc., 5.875%, 11/15/2028	45,377	0.0
16,000	Paramount Global, 4.200%, 05/19/2032	14,293	0.0
14,000	Paramount Global, 4.375%, 03/15/2043	10,361	0.0
20,000 (3)	Paramount Global, 4.950%, 01/15/2031	18,979	0.0
26,000	Paramount Global, 4.950%, 05/19/2050	21,099	0.0
21,000	Paramount Global, 5.850%, 09/01/2043	18,918	0.0
6,000	Paramount Global, 6.875%, 04/30/2036	6,095	0.0
55,000	Sprint Capital Corp., 6.875%, 11/15/2028	59,632	0.0
85,000	Sprint Capital Corp., 8.750%, 03/15/2032	105,012	0.1
28,000	Time Warner Cable LLC, 5.500%, 09/01/2041	24,260	0.0
25,000	Time Warner Cable LLC, 5.875%, 11/15/2040	22,663	0.0

See Accompanying Notes to Financial Statements

60

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
143,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	$129,104	0.1
20,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	18,026	0.0
64,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	58,584	0.0
284,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	269,392	0.1
2,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	1,769	0.0
41,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	44,017	0.0
41,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	45,008	0.0
4,000	Verizon Communications, Inc., 2.550%, 03/21/2031	3,450	0.0
5,000	Verizon Communications, Inc., 4.400%, 11/01/2034	4,814	0.0
21,000	Verizon Communications, Inc., 4.812%, 03/15/2039	20,324	0.0
39,000	Verizon Communications, Inc., 6.550%, 09/15/2043	44,920	0.0
18,000	Vodafone Group PLC, 5.750%, 02/10/2063	18,287	0.0
		2,341,800	0.8
	Consumer, Cyclical: 0.4%
3,224	American Airlines Pass Through Trust 2015-2, AA, 3.600%, 03/22/2029	3,020	0.0
2,001	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	1,868	0.0
51,270	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	46,361	0.0
12,152	American Airlines Pass Through Trust 2019-1, AA, 3.150%, 08/15/2033	10,654	0.0
44,000	American Honda Finance Corp., 4.700%, 01/12/2028	44,398	0.0
25,000	American Honda Finance Corp., 5.650%, 11/15/2028	26,186	0.0
32,000	American Honda Finance Corp., GMTN, 5.125%, 07/07/2028	32,931	0.0
38,000	American Honda Finance Corp., GMTN, 5.850%, 10/04/2030	40,521	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
15,000	AutoZone, Inc., 6.250%, 11/01/2028	$15,950	0.0
30,000 (2)(3)	BMW US Capital LLC, 5.150%, 08/11/2033	30,969	0.0
8,889	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	7,847	0.0
3,268 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	3,216	0.0
17,000	General Motors Co., 6.125%, 10/01/2025	17,233	0.0
25,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	24,856	0.0
25,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	24,517	0.0
33,000	General Motors Financial Co., Inc., 5.800%, 01/07/2029	33,793	0.0
22,000	General Motors Financial Co., Inc., 5.850%, 04/06/2030	22,705	0.0
36,000	Home Depot, Inc., 4.900%, 04/15/2029	37,004	0.0
33,000 (2)	Hyundai Capital America, 5.680%, 06/26/2028	33,660	0.0
50,000 (2)	Hyundai Capital America, 6.100%, 09/21/2028	51,989	0.0
38,000 (2)	Hyundai Capital America, 6.500%, 01/16/2029	40,148	0.0
19,000	Lowe’s Cos., Inc., 4.450%, 04/01/2062	16,050	0.0
23,000	Lowe’s Cos., Inc., 5.750%, 07/01/2053	24,394	0.0
17,000	Lowe’s Cos., Inc., 5.850%, 04/01/2063	17,835	0.0
21,000	McDonald’s Corp., 5.450%, 08/14/2053	22,365	0.0
18,200 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	18,265	0.0
22,000 (3)	Target Corp., 4.800%, 01/15/2053	21,856	0.0
46,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	48,478	0.0
16,000	Toyota Motor Credit Corp., MTN, 1.900%, 01/13/2027	14,892	0.0
53,000	Toyota Motor Credit Corp., MTN, 4.550%, 09/20/2027	53,445	0.1

See Accompanying Notes to Financial Statements

61

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
38,172	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	$38,691	0.0
49,525	United Airlines Pass Through Trust 2016-2, AA, 2.875%, 04/07/2030	44,344	0.0
8,355	United Airlines Pass Through Trust 2018-1, AA, 3.500%, 09/01/2031	7,627	0.0
30,928	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	30,941	0.0
55,000	Walmart, Inc., 4.000%, 04/15/2030	54,909	0.1
96,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	92,020	0.1
50,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	44,104	0.0
66,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	56,690	0.1
10,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	8,575	0.0
		1,165,307	0.4
	Consumer, Non-cyclical: 1.3%
28,000	AbbVie, Inc., 2.600%, 11/21/2024	27,367	0.0
28,000	AbbVie, Inc., 3.200%, 11/21/2029	26,187	0.0
23,000	AbbVie, Inc., 4.050%, 11/21/2039	20,780	0.0
54,000	AbbVie, Inc., 4.300%, 05/14/2036	51,771	0.0
53,000	AbbVie, Inc., 4.500%, 05/14/2035	51,870	0.0
7,000	AbbVie, Inc., 4.550%, 03/15/2035	6,868	0.0
9,000	AbbVie, Inc., 4.625%, 10/01/2042	8,529	0.0
16,000	Aetna, Inc., 6.625%, 06/15/2036	17,943	0.0
29,000	Altria Group, Inc., 6.200%, 11/01/2028	30,440	0.0
31,000	Amgen, Inc., 2.770%, 09/01/2053	19,919	0.0
27,000	Amgen, Inc., 4.400%, 02/22/2062	22,825	0.0
25,000	Amgen, Inc., 5.250%, 03/02/2033	25,640	0.0
100,000	Amgen, Inc., 5.600%, 03/02/2043	103,395	0.1
28,000	Amgen, Inc., 5.650%, 03/02/2053	29,480	0.0
35,000	Amgen, Inc., 5.750%, 03/02/2063	36,764	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
56,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	$54,937	0.0
15,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	15,831	0.0
17,000	BAT Capital Corp., 3.734%, 09/25/2040	12,515	0.0
13,000	BAT Capital Corp., 4.390%, 08/15/2037	10,904	0.0
28,000	BAT Capital Corp., 6.421%, 08/02/2033	29,322	0.0
30,000	BAT Capital Corp., 7.079%, 08/02/2043	31,890	0.0
42,000	BAT Capital Corp., 7.081%, 08/02/2053	44,943	0.0
48,000	Becton Dickinson & Co., 4.693%, 02/13/2028	48,232	0.0
13,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	11,722	0.0
24,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	27,489	0.0
30,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	34,792	0.0
25,000 (2)	Cargill, Inc., 1.700%, 02/02/2031	20,501	0.0
25,000 (2)	Cargill, Inc., 2.125%, 04/23/2030	21,753	0.0
42,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	35,079	0.0
20,000	Centene Corp., 2.625%, 08/01/2031	16,618	0.0
266,000	Centene Corp., 3.000%, 10/15/2030	230,703	0.1
150,000	Cigna Group, 4.375%, 10/15/2028	148,859	0.1
17,000 (2)	CSL Finance PLC, 4.950%, 04/27/2062	16,032	0.0
30,000	CVS Health Corp., 2.700%, 08/21/2040	21,406	0.0
5,000	CVS Health Corp., 3.875%, 07/20/2025	4,915	0.0
7,000	CVS Health Corp., 4.125%, 04/01/2040	6,018	0.0
5,000	CVS Health Corp., 4.780%, 03/25/2038	4,740	0.0
33,000	CVS Health Corp., 5.050%, 03/25/2048	30,894	0.0
8,000	CVS Health Corp., 5.300%, 06/01/2033	8,213	0.0
24,000	CVS Health Corp., 6.000%, 06/01/2063	25,496	0.0
20,000	Elevance Health, Inc., 4.900%, 02/08/2026	19,965	0.0
21,000 (3)	Estee Lauder Cos., Inc., 4.650%, 05/15/2033	21,105	0.0

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
69,000	Global Payments, Inc., 1.200%, 03/01/2026	$63,420	0.1
35,000	Global Payments, Inc., 5.950%, 08/15/2052	35,741	0.0
16,000	HCA, Inc., 2.375%, 07/15/2031	13,194	0.0
27,000	HCA, Inc., 3.125%, 03/15/2027	25,606	0.0
15,000	HCA, Inc., 3.500%, 09/01/2030	13,602	0.0
52,000	HCA, Inc., 4.125%, 06/15/2029	49,753	0.0
38,000	HCA, Inc., 4.375%, 03/15/2042	32,150	0.0
200,000	HCA, Inc., 4.500%, 02/15/2027	197,762	0.1
22,000	HCA, Inc., 5.250%, 04/15/2025	21,990	0.0
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	17,097	0.0
24,000	Humana, Inc., 5.950%, 03/15/2034	25,698	0.0
43,000	J M Smucker Co., 6.500%, 11/15/2043	47,961	0.0
28,000	Johnson & Johnson, 3.625%, 03/03/2037	25,780	0.0
56,000	Kenvue, Inc., 4.900%, 03/22/2033	57,749	0.1
23,000	Kenvue, Inc., 5.050%, 03/22/2028	23,577	0.0
19,000	Kenvue, Inc., 5.100%, 03/22/2043	19,728	0.0
40,000	Kenvue, Inc., 5.200%, 03/22/2063	41,868	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	53,850	0.0
30,000 (2)	Mars, Inc., 3.875%, 04/01/2039	26,369	0.0
36,000	McKesson Corp., 5.250%, 02/15/2026	36,001	0.0
47,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	47,037	0.0
13,000	Merck & Co., Inc., 4.500%, 05/17/2033	13,101	0.0
82,000	Merck & Co., Inc., 4.900%, 05/17/2044	83,003	0.1
29,000	Merck & Co., Inc., 5.000%, 05/17/2053	29,841	0.0
34,000 (3)	Merck & Co., Inc., 5.150%, 05/17/2063	35,491	0.0
200,000 (2)(3)	Minerva Luxembourg SA, 8.875%, 09/13/2033	212,522	0.1
24,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	20,486	0.0
44,000 (3)	PayPal Holdings, Inc., 2.300%, 06/01/2030	38,484	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
88,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	$87,322	0.1
42,000	PepsiCo, Inc., 5.125%, 11/10/2026	42,913	0.0
26,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	26,194	0.0
102,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	102,267	0.1
4,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	3,988	0.0
44,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	44,952	0.0
110,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	111,147	0.1
16,000	Philip Morris International, Inc., 5.375%, 02/15/2033	16,419	0.0
28,000	Philip Morris International, Inc., 5.625%, 09/07/2033	29,258	0.0
10,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	8,721	0.0
10,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	8,956	0.0
24,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	26,628	0.0
32,000	Reynolds American, Inc., 5.850%, 08/15/2045	30,012	0.0
11,000	Royalty Pharma PLC, 1.200%, 09/02/2025	10,269	0.0
14,000	Royalty Pharma PLC, 1.750%, 09/02/2027	12,561	0.0
45,000	Royalty Pharma PLC, 3.300%, 09/02/2040	33,845	0.0
22,000	Royalty Pharma PLC, 3.350%, 09/02/2051	14,894	0.0
17,000	S&P Global, Inc., 1.250%, 08/15/2030	13,926	0.0
54,000	S&P Global, Inc., 2.700%, 03/01/2029	49,974	0.0
38,000	S&P Global, Inc., 2.900%, 03/01/2032	33,935	0.0
17,000 (2)	S&P Global, Inc., 5.250%, 09/15/2033	17,799	0.0
52,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	53,305	0.0
38,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	39,024	0.0
39,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	40,668	0.0

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
21,000	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	$22,233	0.0
120,000 (2)	Triton Container International Ltd., 2.050%, 04/15/2026	109,968	0.1
16,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	12,824	0.0
15,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	11,367	0.0
4,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	3,128	0.0
19,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	16,160	0.0
19,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	15,672	0.0
24,000	UnitedHealth Group, Inc., 4.200%, 05/15/2032	23,497	0.0
20,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	20,223	0.0
34,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	34,745	0.0
23,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	26,070	0.0
70,000	Viatris, Inc., 2.700%, 06/22/2030	59,298	0.1
67,000	Viatris, Inc., 3.850%, 06/22/2040	49,896	0.0
29,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	29,897	0.0
		4,037,468	1.3

	Energy: 0.7%
60,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	41,608	0.0
19,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	19,341	0.0
26,000 (4)	BP Capital Markets PLC, 4.875%, 12/31/2199	24,776	0.0
13,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	12,302	0.0
46,000 (2)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	47,288	0.0
16,000 (2)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	16,526	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
23,000	ConocoPhillips Co., 5.300%, 05/15/2053	$23,659	0.0
41,000	ConocoPhillips Co., 5.550%, 03/15/2054	43,569	0.0
42,000	ConocoPhillips Co., 5.700%, 09/15/2063	45,518	0.0
73,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	59,058	0.1
5,000 (3)	Diamondback Energy, Inc., 6.250%, 03/15/2033	5,345	0.0
200,000	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	174,750	0.1
200,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	190,333	0.1
16,000	Enbridge, Inc., 5.700%, 03/08/2033	16,637	0.0
38,000 (4)	Enbridge, Inc. 20-A, 5.750%, 07/15/2080	35,124	0.0
9,000	Energy Transfer L.P., 4.250%, 04/01/2024	8,967	0.0
3,000	Energy Transfer L.P., 4.900%, 03/15/2035	2,862	0.0
22,000	Energy Transfer L.P., 5.000%, 05/15/2050	19,649	0.0
43,000	Energy Transfer L.P., 5.300%, 04/01/2044	39,655	0.0
4,000	Energy Transfer L.P., 6.000%, 06/15/2048	4,039	0.0
35,000	Energy Transfer L.P., 6.550%, 12/01/2033	38,033	0.0
55,000	Energy Transfer L.P. 20Y, 5.800%, 06/15/2038	55,368	0.0
25,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	24,687	0.0
26,000 (4)	Enterprise Products Operating LLC D, 8.638%, (TSFR3M + 3.248%), 08/16/2077	25,882	0.0
55,000	Hess Corp., 4.300%, 04/01/2027	54,460	0.0
17,000	Kinder Morgan Energy Partners L.P., 5.000%, 03/01/2043	15,213	0.0
20,000	Kinder Morgan, Inc., 4.800%, 02/01/2033	19,262	0.0
10,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	8,944	0.0
23,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	23,262	0.0
3,000	Marathon Petroleum Corp., 6.500%, 03/01/2041	3,229	0.0
10,000	MPLX L.P., 1.750%, 03/01/2026	9,357	0.0

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
55,000	MPLX L.P., 4.000%, 03/15/2028	$53,071	0.0
16,000 (2)	Northern Natural Gas Co., 3.400%, 10/16/2051	11,292	0.0
10,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	10,394	0.0
10,000 (3)	Occidental Petroleum Corp., 6.600%, 03/15/2046	10,841	0.0
16,000	Occidental Petroleum Corp., 7.500%, 05/01/2031	17,962	0.0
7,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	7,642	0.0
24,000	ONEOK Partners L.P., 6.200%, 09/15/2043	25,169	0.0
10,000	ONEOK, Inc., 5.850%, 01/15/2026	10,153	0.0
13,000	Ovintiv, Inc., 5.650%, 05/15/2028	13,274	0.0
17,000	Ovintiv, Inc., 6.250%, 07/15/2033	17,588	0.0
38,000	Ovintiv, Inc., 7.100%, 07/15/2053	41,856	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	142,958	0.1
235,000	Petroleos Mexicanos, 6.700%, 02/16/2032	195,050	0.1
50,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	49,495	0.0
17,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	16,659	0.0
16,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	16,076	0.0
26,000	Schlumberger Investment SA, 2.650%, 06/26/2030	23,367	0.0
15,000	Targa Resources Corp., 4.950%, 04/15/2052	13,188	0.0
26,000	Targa Resources Corp., 6.250%, 07/01/2052	26,884	0.0
61,000	Targa Resources Corp., 6.500%, 03/30/2034	65,944	0.1
78,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	75,871	0.1
30,000	Williams Cos., Inc., 4.000%, 09/15/2025	29,463	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
15,000	Williams Cos., Inc., 5.400%, 03/04/2044	$14,579	0.0
		1,997,479	0.7

	Financial: 2.2%
6,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	4,390	0.0
5,000 (3)	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	4,831	0.0
44,000	Alleghany Corp., 3.250%, 08/15/2051	33,348	0.0
21,000	Alleghany Corp., 4.900%, 09/15/2044	20,367	0.0
16,000 (4)	American Express Co., 4.990%, 05/01/2026	15,959	0.0
69,000 (4)	American Express Co., 5.282%, 07/27/2029	70,464	0.0
118,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	97,429	0.1
34,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	30,473	0.0
40,000	American International Group, Inc., 3.400%, 06/30/2030	36,875	0.0
50,000	American International Group, Inc., 4.200%, 04/01/2028	48,755	0.0
65,000	American International Group, Inc., 5.125%, 03/27/2033	66,005	0.0
19,000	American Tower Corp., 5.250%, 07/15/2028	19,316	0.0
44,000	American Tower Corp., 5.550%, 07/15/2033	45,556	0.0
19,000	American Tower Corp., 5.650%, 03/15/2033	19,758	0.0
28,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	29,367	0.0
40,000	Assurant, Inc., 3.700%, 02/22/2030	36,090	0.0
29,000	AvalonBay Communities, Inc., 5.300%, 12/07/2033	30,189	0.0
32,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	31,844	0.0
200,000	Banco Santander SA, 2.746%, 05/28/2025	193,139	0.1
79,000 (4)	Bank of America Corp., 0.976%, 04/22/2025	77,750	0.0
35,000 (4)	Bank of America Corp., 2.299%, 07/21/2032	28,592	0.0
28,000 (4)	Bank of America Corp., 2.482%, 09/21/2036	22,192	0.0

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
42,000 (4)	Bank of America Corp., 2.572%, 10/20/2032	$34,838	0.0
135,000 (4)	Bank of America Corp., 2.687%, 04/22/2032	114,041	0.1
96,000 (4)	Bank of America Corp., 3.419%, 12/20/2028	90,493	0.1
44,000 (4)	Bank of America Corp., 3.846%, 03/08/2037	38,661	0.0
35,000 (4)	Bank of America Corp., 5.202%, 04/25/2029	35,239	0.0
40,000 (4)	Bank of America Corp., 5.288%, 04/25/2034	40,114	0.0
157,000 (4)	Bank of America Corp., 5.872%, 09/15/2034	164,440	0.1
90,000 (4)	Bank of America Corp., GMTN, 3.593%, 07/21/2028	85,418	0.1
20,000 (4)	Bank of America Corp., MTN, 1.843%, 02/04/2025	19,924	0.0
40,000 (4)	Bank of America Corp., MTN, 2.087%, 06/14/2029	35,274	0.0
69,000 (4)	Bank of America Corp., MTN, 4.271%, 07/23/2029	66,673	0.0
30,000 (4)	Bank of America Corp. N, 2.651%, 03/11/2032	25,346	0.0
91,000 (4)	Bank of America Corp. RR, 4.375%, 12/31/2199	81,329	0.1
9,000 (4)	Bank of New York Mellon Corp., MTN, 6.474%, 10/25/2034	9,973	0.0
76,000 (4)	Bank of Nova Scotia, 4.588%, 05/04/2037	68,046	0.0
50,000	Bank of Nova Scotia, 5.650%, 02/01/2034	51,875	0.0
15,000 (2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	13,061	0.0
64,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	50,391	0.0
6,000 (2)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	5,145	0.0
33,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	34,053	0.0
254,000 (2)(4)	BNP Paribas SA, 5.894%, 12/05/2034	265,561	0.1
45,000	Brookfield Finance, Inc., 3.625%, 02/15/2052	32,144	0.0
35,000	Camden Property Trust, 5.850%, 11/03/2026	36,072	0.0
37,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	39,507	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
29,000 (4)	Capital One Financial Corp., 1.878%, 11/02/2027	$26,100	0.0
41,000 (4)	Charles Schwab Corp., 5.643%, 05/19/2029	42,079	0.0
20,000 (4)	Charles Schwab Corp. H, 4.000%, 12/31/2199	15,821	0.0
19,000	CI Financial Corp., 4.100%, 06/15/2051	11,174	0.0
49,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	41,084	0.0
63,000 (4)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	58,101	0.0
45,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	42,448	0.0
97,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	87,754	0.1
33,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	33,756	0.0
29,000 (2)	Corebridge Financial, Inc., 6.050%, 09/15/2033	30,240	0.0
64,000 (3)(4)	Corebridge Financial, Inc., 6.875%, 12/15/2052	63,869	0.0
48,000	Crown Castle, Inc., 4.800%, 09/01/2028	47,411	0.0
12,000 (3)	Crown Castle, Inc., 5.100%, 05/01/2033	11,888	0.0
23,000 (3)	Crown Castle, Inc., 5.600%, 06/01/2029	23,536	0.0
20,000	Crown Castle, Inc., 5.800%, 03/01/2034	20,714	0.0
30,000	CubeSmart L.P., 2.250%, 12/15/2028	26,520	0.0
36,000 (4)	Discover Financial Services, 7.964%, 11/02/2034	40,064	0.0
18,000	Extra Space Storage L.P., 4.000%, 06/15/2029	17,178	0.0
28,000 (4)	Fifth Third Bancorp, 6.339%, 07/27/2029	29,164	0.0
42,000 (4)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	44,594	0.0
7,000	Hartford Financial Services Group, Inc., 5.950%, 10/15/2036	7,457	0.0
49,000 (2)(4)	Hartford Financial Services Group, Inc. ICON, 7.766%, (TSFR3M + 2.387%), 02/12/2067	42,103	0.0

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
44,000	Healthpeak OP LLC, 5.250%, 12/15/2032	$44,514	0.0
400,000 (4)	HSBC Holdings PLC, 2.099%, 06/04/2026	380,940	0.1
25,000 (4)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	18,929	0.0
20,000 (4)	Huntington Bancshares, Inc., 6.208%, 08/21/2029	20,635	0.0
30,000 (2)	Intact Financial Corp., 5.459%, 09/22/2032	30,091	0.0
57,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	49,340	0.0
22,000	Invitation Homes Operating Parternship L.P., 5.450%, 08/15/2030	22,196	0.0
11,000	Invitation Homes Operating Parternship L.P., 5.500%, 08/15/2033	11,026	0.0
70,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	62,120	0.0
30,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	31,791	0.0
23,000 (4)	JPMorgan Chase & Co., 0.969%, 06/23/2025	22,466	0.0
137,000 (4)	JPMorgan Chase & Co., 1.040%, 02/04/2027	125,965	0.1
32,000 (4)	JPMorgan Chase & Co., 1.470%, 09/22/2027	29,005	0.0
49,000 (4)	JPMorgan Chase & Co., 2.069%, 06/01/2029	43,471	0.0
33,000 (4)	JPMorgan Chase & Co., 2.182%, 06/01/2028	30,198	0.0
57,000 (4)	JPMorgan Chase & Co., 2.947%, 02/24/2028	53,653	0.0
22,000 (4)	JPMorgan Chase & Co., 3.509%, 01/23/2029	20,862	0.0
39,000 (4)	JPMorgan Chase & Co., 6.254%, 10/23/2034	42,298	0.0
44,000 (4)	KeyCorp, MTN, 4.789%, 06/01/2033	40,428	0.0
11,000	Kite Realty Group L.P., 4.000%, 10/01/2026	10,406	0.0
28,000 (2)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	20,220	0.0
43,000	Marsh & McLennan Cos., Inc., 5.400%, 09/15/2033	45,307	0.0
41,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	44,650	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
103,000 (4)	Morgan Stanley, 1.593%, 05/04/2027	$94,943	0.1
234,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	224,894	0.1
18,000 (4)	Morgan Stanley, 2.475%, 01/21/2028	16,715	0.0
18,000 (4)	Morgan Stanley, 3.591%, 07/22/2028	17,194	0.0
40,000 (4)	Morgan Stanley, 4.457%, 04/22/2039	37,051	0.0
37,000 (4)	Morgan Stanley, 5.297%, 04/20/2037	36,023	0.0
86,000 (4)	Morgan Stanley, 5.948%, 01/19/2038	87,009	0.1
15,000 (4)	Morgan Stanley, 6.296%, 10/18/2028	15,721	0.0
95,000 (4)	Morgan Stanley, 6.627%, 11/01/2034	105,231	0.1
35,000 (4)	Morgan Stanley, GMTN, 0.791%, 01/22/2025	34,898	0.0
54,000 (4)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	49,348	0.0
112,000	Morgan Stanley, GMTN, 3.875%, 01/27/2026	109,749	0.1
23,000 (4)	Morgan Stanley, MTN, 2.720%, 07/22/2025	22,624	0.0
68,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	65,134	0.0
46,000 (4)	Morgan Stanley, MTN, 5.164%, 04/20/2029	46,290	0.0
43,000 (4)	Morgan Stanley, MTN, 5.250%, 04/21/2034	43,016	0.0
10,000 (4)	Morgan Stanley, MTN, 5.424%, 07/21/2034	10,154	0.0
12,000 (2)	New York Life Insurance Co., 3.750%, 05/15/2050	9,619	0.0
24,000 (4)	Northern Trust Corp., 3.375%, 05/08/2032	22,213	0.0
43,000 (2)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	37,796	0.0
10,000 (2)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	7,482	0.0
113,000 (4)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	96,491	0.1
15,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	10,438	0.0
25,000 (4)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	23,738	0.0
92,000 (4)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	85,989	0.1
8,000	Realty Income Corp., 3.950%, 08/15/2027	7,784	0.0

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
117,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	$93,841	0.1
17,000	Sabra Health Care L.P., 3.200%, 12/01/2031	13,922	0.0
25,000	Sixth Street Specialty Lending, Inc., 6.950%, 08/14/2028	25,779	0.0
42,000 (4)	State Street Corp., 5.684%, 11/21/2029	43,452	0.0
67,000 (4)	State Street Corp., 6.123%, 11/21/2034	71,157	0.0
17,000 (2)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	12,565	0.0
23,000 (2)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	21,769	0.0
25,000 (4)	Truist Financial Corp., 6.296%, (TSFR3M + 0.912%), 03/15/2028	22,778	0.0
11,000 (4)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	10,075	0.0
31,000 (4)	Truist Financial Corp., MTN, 4.916%, 07/28/2033	28,885	0.0
175,000 (4)	Truist Financial Corp., MTN, 5.867%, 06/08/2034	178,639	0.1
32,000 (4)	Truist Financial Corp. N, 4.800%, 12/31/2199	29,499	0.0
37,000 (4)	Truist Financial Corp. Q, 5.100%, 12/31/2199	33,715	0.0
250,000 (2)(4)	UBS Group AG, 2.193%, 06/05/2026	237,890	0.1
47,000 (4)	US Bancorp, MTN, 4.967%, 07/22/2033	44,580	0.0
73,000 (4)	Wells Fargo & Co., 5.389%, 04/24/2034	73,360	0.0
114,000 (4)	Wells Fargo & Co., 6.491%, 10/23/2034	124,085	0.1
18,000 (4)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	17,332	0.0
36,000 (4)	Wells Fargo & Co., MTN, 2.393%, 06/02/2028	32,989	0.0
20,000 (4)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	19,090	0.0
21,000 (4)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	20,789	0.0
15,000	Weyerhaeuser Co., 4.750%, 05/15/2026	14,937	0.0
		6,852,545	2.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 0.5%
31,000	Avnet, Inc., 5.500%, 06/01/2032	$30,700	0.0
29,000	Avnet, Inc., 6.250%, 03/15/2028	30,063	0.0
40,000	Berry Global, Inc., 1.650%, 01/15/2027	36,042	0.0
22,000 (3)	Boeing Co., 3.250%, 02/01/2028	20,886	0.0
36,000	Boeing Co., 3.250%, 02/01/2035	30,384	0.0
5,000	Boeing Co., 3.625%, 02/01/2031	4,646	0.0
5,000	Boeing Co., 3.850%, 11/01/2048	3,892	0.0
35,000	Boeing Co., 4.875%, 05/01/2025	34,854	0.0
34,000	Boeing Co., 5.150%, 05/01/2030	34,632	0.0
43,000	Boeing Co., 5.805%, 05/01/2050	44,559	0.0
31,000	Boeing Co., 5.930%, 05/01/2060	32,156	0.0
59,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	50,229	0.0
40,000	Burlington Northern Santa Fe LLC, 5.200%, 04/15/2054	41,678	0.0
21,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	18,930	0.0
9,000	Carrier Global Corp., 2.722%, 02/15/2030	8,057	0.0
14,000 (2)	Carrier Global Corp., 5.900%, 03/15/2034	15,148	0.0
50,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	51,567	0.0
14,000	FedEx Corp., 4.550%, 04/01/2046	12,560	0.0
23,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	24,044	0.0
46,000	GATX Corp., 6.900%, 05/01/2034	50,673	0.0
18,000	GE Capital Funding LLC, 4.400%, 05/15/2030	17,051	0.0
52,000	HEICO Corp., 5.250%, 08/01/2028	53,128	0.1
17,000 (3)	Ingersoll Rand, Inc., 5.700%, 08/14/2033	17,994	0.0
82,000	John Deere Capital Corp., MTN, 4.700%, 06/10/2030	83,376	0.1
40,000 (3)	John Deere Capital Corp., MTN, 4.750%, 01/20/2028	40,685	0.0

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
32,000	Lennox International, Inc., 5.500%, 09/15/2028	$32,884	0.0
16,000 (3)	Lockheed Martin Corp., 4.750%, 02/15/2034	16,293	0.0
31,000	Lockheed Martin Corp., 5.200%, 02/15/2055	32,569	0.0
16,000	Lockheed Martin Corp., 5.900%, 11/15/2063	18,706	0.0
20,000 (3)	Mohawk Industries, Inc., 5.850%, 09/18/2028	20,750	0.0
17,000	Nordson Corp., 5.600%, 09/15/2028	17,642	0.0
13,000	Norfolk Southern Corp., 2.550%, 11/01/2029	11,688	0.0
21,000	Norfolk Southern Corp., 5.050%, 08/01/2030	21,519	0.0
17,000	Norfolk Southern Corp., 5.550%, 03/15/2034	17,963	0.0
56,000	Norfolk Southern Corp., 5.950%, 03/15/2064	62,562	0.1
22,000	Otis Worldwide Corp., 5.250%, 08/16/2028	22,627	0.0
25,000	Packaging Corp. of America, 5.700%, 12/01/2033	26,332	0.0
24,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.200%, 11/15/2025	22,265	0.0
40,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.700%, 06/15/2026	36,789	0.0
70,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	73,535	0.1
34,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	31,310	0.0
51,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	46,377	0.0
25,000	Republic Services, Inc., 5.000%, 12/15/2033	25,535	0.0
24,000	Ryder System, Inc., 6.300%, 12/01/2028	25,469	0.0
30,000	Ryder System, Inc., 6.600%, 12/01/2033	33,283	0.0
37,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	37,515	0.0
30,000 (2)	Sealed Air Corp., 1.573%, 10/15/2026	27,035	0.0
3,000	Union Pacific Corp., 3.550%, 05/20/2061	2,256	0.0
22,000	Union Pacific Corp., 3.799%, 10/01/2051	18,439	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
17,000	Union Pacific Corp., 3.839%, 03/20/2060	$13,892	0.0
4,000	Union Pacific Corp., 3.950%, 08/15/2059	3,272	0.0
13,000 (2)	Veralto Corp., 5.450%, 09/18/2033	13,474	0.0
10,000	Waste Management, Inc., 2.000%, 06/01/2029	8,908	0.0
21,000	Waste Management, Inc., 4.625%, 02/15/2030	21,252	0.0
13,000	Waste Management, Inc., 4.875%, 02/15/2029	13,312	0.0
62,000	Waste Management, Inc., 4.875%, 02/15/2034	63,276	0.1
		1,606,663	0.5

	Technology: 0.5%
58,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	56,126	0.0
38,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	36,075	0.0
19,000	Apple, Inc., 2.850%, 08/05/2061	13,002	0.0
12,000	Apple, Inc., 4.100%, 08/08/2062	10,702	0.0
54,000 (2)	Broadcom, Inc., 3.187%, 11/15/2036	43,789	0.0
130,000 (2)	Broadcom, Inc., 4.926%, 05/15/2037	125,890	0.1
18,000	Concentrix Corp., 6.600%, 08/02/2028	18,532	0.0
59,000	Concentrix Corp., 6.850%, 08/02/2033	60,726	0.0
14,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	14,335	0.0
20,000	Fiserv, Inc., 2.750%, 07/01/2024	19,707	0.0
42,000	Fiserv, Inc., 5.625%, 08/21/2033	44,020	0.0
31,000	HP, Inc., 2.650%, 06/17/2031	26,402	0.0
75,000	Intel Corp., 4.600%, 03/25/2040	73,017	0.1
39,000	Intel Corp., 5.125%, 02/10/2030	40,475	0.0
44,000	Intel Corp., 5.700%, 02/10/2053	47,615	0.0
69,000 (3)	Intuit, Inc., 5.125%, 09/15/2028	71,364	0.0
58,000	Intuit, Inc., 5.200%, 09/15/2033	60,750	0.0
73,000	Intuit, Inc., 5.500%, 09/15/2053	79,907	0.1

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
32,000	KLA Corp., 5.250%, 07/15/2062	$33,422	0.0
24,000	Marvell Technology, Inc., 5.750%, 02/15/2029	24,813	0.0
51,000 (2)	Microsoft Corp., 2.500%, 09/15/2050	34,488	0.0
15,000	Microsoft Corp., 2.525%, 06/01/2050	10,253	0.0
31,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	31,224	0.0
16,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 05/11/2041	12,243	0.0
14,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	12,877	0.0
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	97,240	0.1
70,000	Oracle Corp., 2.300%, 03/25/2028	63,825	0.0
74,000	Oracle Corp., 3.650%, 03/25/2041	58,774	0.0
27,000	Oracle Corp., 3.800%, 11/15/2037	22,972	0.0
6,000	Oracle Corp., 3.850%, 07/15/2036	5,233	0.0
110,000	Oracle Corp., 4.300%, 07/08/2034	102,816	0.1
34,000	Oracle Corp., 6.150%, 11/09/2029	36,601	0.0
26,000	Oracle Corp., 6.900%, 11/09/2052	30,546	0.0
62,000	QUALCOMM, Inc., 6.000%, 05/20/2053	71,408	0.0
34,000	Texas Instruments, Inc., 5.000%, 03/14/2053	34,850	0.0
51,000	Texas Instruments, Inc., 5.050%, 05/18/2063	52,310	0.0
		1,578,329	0.5

	Utilities: 1.1%
32,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	31,104	0.0
21,000	AES Corp., 1.375%, 01/15/2026	19,440	0.0
44,000	AES Corp., 2.450%, 01/15/2031	36,993	0.0
10,000 (2)	AES Corp., 3.950%, 07/15/2030	9,257	0.0
33,000	AES Corp., 5.450%, 06/01/2028	33,570	0.0
18,000	Alabama Power Co., 5.850%, 11/15/2033	19,367	0.0
38,000	Ameren Corp., 5.000%, 01/15/2029	38,198	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
25,000 (2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	$21,166	0.0
28,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	26,044	0.0
14,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	11,839	0.0
55,000	Avangrid, Inc., 3.200%, 04/15/2025	53,471	0.0
119,000	Avangrid, Inc., 3.800%, 06/01/2029	112,287	0.1
9,000	Black Hills Corp., 3.050%, 10/15/2029	8,096	0.0
39,000 (2)	Cleveland Electric Illuminating Co., 3.500%, 04/01/2028	36,556	0.0
12,000 (4)	CMS Energy Corp., 3.750%, 12/01/2050	9,530	0.0
68,000 (3)(4)	CMS Energy Corp., 4.750%, 06/01/2050	61,578	0.1
17,000	Consolidated Edison Co. of New York, Inc., 5.500%, 03/15/2034	17,842	0.0
23,000	Consolidated Edison Co. of New York, Inc., 5.900%, 11/15/2053	25,347	0.0
12,000	Consolidated Edison Co. of New York, Inc. 05-A, 5.300%, 03/01/2035	12,254	0.0
47,000	Consumers Energy Co., 4.900%, 02/15/2029	47,865	0.0
50,000	Dominion Energy, Inc., 5.375%, 11/15/2032	51,380	0.0
6,000 (4)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	5,350	0.0
10,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	8,684	0.0
6,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	4,818	0.0
81,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	69,594	0.1
42,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	43,118	0.0
4,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	3,948	0.0
42,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	35,466	0.0
15,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	16,179	0.0
26,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	28,499	0.0

See Accompanying Notes to Financial Statements

70

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
195,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	$126,460	0.1
11,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	9,373	0.0
2,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	1,569	0.0
109,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	85,091	0.1
40,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	34,594	0.0
2,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,714	0.0
11,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	9,165	0.0
78,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	49,157	0.0
25,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	21,464	0.0
16,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	16,328	0.0
24,000	Entergy Corp., 2.400%, 06/15/2031	20,104	0.0
7,000	Entergy Corp., 2.800%, 06/15/2030	6,165	0.0
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	7,623	0.0
32,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	32,255	0.0
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	32,103	0.0
43,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	45,021	0.0
15,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	16,057	0.0
16,000	Evergy Metro, Inc. 2020, 2.250%, 06/01/2030	13,662	0.0
57,000	Eversource Energy, 2.900%, 03/01/2027	53,993	0.1
23,000	Eversource Energy, 5.125%, 05/15/2033	23,135	0.0
34,000	Eversource Energy, 5.450%, 03/01/2028	34,961	0.0
35,000	Eversource Energy, 5.950%, 02/01/2029	36,683	0.0
25,000	Eversource Energy U, 1.400%, 08/15/2026	22,818	0.0
54,000	Exelon Corp., 5.150%, 03/15/2028	54,930	0.1
21,000	Florida Power & Light Co., 4.625%, 05/15/2030	21,158	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
15,000	Florida Power & Light Co., 4.800%, 05/15/2033	$15,181	0.0
18,000	Georgia Power Co., 4.650%, 05/16/2028	18,151	0.0
25,000	Georgia Power Co. A, 2.200%, 09/15/2024	24,380	0.0
37,000	Idaho Power Co., MTN, 5.800%, 04/01/2054	39,693	0.0
56,000	Interstate Power and Light Co., 3.250%, 12/01/2024	54,895	0.1
6,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	5,555	0.0
8,000 (2)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	6,760	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	48,950	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	49,828	0.0
17,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	17,671	0.0
17,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	17,720	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	11,718	0.0
30,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	25,634	0.0
20,000 (2)	Monongahela Power Co., 3.550%, 05/15/2027	19,163	0.0
35,000 (2)	Monongahela Power Co., 5.850%, 02/15/2034	36,769	0.0
13,000 (2)	Narragansett Electric Co., 3.395%, 04/09/2030	11,847	0.0
41,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	35,639	0.0
31,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	26,140	0.0
8,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	7,596	0.0

See Accompanying Notes to Financial Statements

71

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
28,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	$29,671	0.0
17,000 (4)	National Rural Utilities Cooperative Finance Corp., 7.125%, 09/15/2053	17,564	0.0
32,000 (4)	National Rural Utilities Cooperative Finance Corp., 8.562%, (TSFR3M + 3.172%), 04/30/2043	31,740	0.0
13,000	Nevada Power Co., 6.000%, 03/15/2054	14,288	0.0
93,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	85,582	0.1
45,000 (4)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	38,341	0.0
38,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	37,654	0.0
50,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	50,476	0.0
100,000	NiSource, Inc., 0.950%, 08/15/2025	93,549	0.1
16,000	NSTAR Electric Co., 1.950%, 08/15/2031	13,114	0.0
26,000	ONE Gas, Inc., 1.100%, 03/11/2024	25,773	0.0
28,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	21,988	0.0
17,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	13,759	0.0
27,000 (2)	Pennsylvania Electric Co., 5.150%, 03/30/2026	26,981	0.0
24,000	Public Service Electric and Gas Co., 5.450%, 08/01/2053	25,945	0.0
11,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	9,012	0.0
59,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	49,668	0.0
70,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	72,916	0.1
35,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	35,743	0.0
34,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	27,354	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
38,000	Southern Co., 5.113%, 08/01/2027	$38,543	0.0
39,000 (4)	Southern Co. 21-A, 3.750%, 09/15/2051	35,607	0.0
35,000 (4)	Southern Co. B, 4.000%, 01/15/2051	33,345	0.0
22,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	22,018	0.0
36,000	Southwestern Electric Power Co. N, 1.650%, 03/15/2026	33,537	0.0
14,000	Tampa Electric Co., 4.350%, 05/15/2044	12,042	0.0
30,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	30,947	0.0
20,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	21,232	0.0
31,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	27,422	0.0
26,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	23,151	0.0
10,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	9,984	0.0
14,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	14,213	0.0
23,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	20,467	0.0
26,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	20,885	0.0
		3,212,224	1.1
	Total Corporate Bonds/Notes (Cost $23,782,614)	23,247,677	7.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.1%
	Federal Home Loan Banks: 1.6%
5,000,000 (5)	10.550%, 01/02/2024	4,997,111	1.6
	Federal Home Loan Mortgage Corporation: 0.1%(6)
2,893	2.500%, 05/01/2030	2,722	0.0
4,731	2.500%, 05/01/2030	4,448	0.0
6,703	2.500%, 06/01/2030	6,368	0.0
11,070	3.000%, 03/01/2045	10,138	0.0
14,582	3.000%, 03/01/2045	13,390	0.0
17,123	3.000%, 04/01/2045	15,682	0.0
26,223	3.500%, 03/01/2045	24,621	0.0
69,965	4.000%, 12/01/2041	67,726	0.0
24,727	4.000%, 12/01/2042	24,104	0.0
2,571	4.000%, 09/01/2045	2,478	0.0
3,427	4.000%, 09/01/2045	3,294	0.0

See Accompanying Notes to Financial Statements

72

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
3,458	4.000%, 09/01/2045	$3,340	0.0
4,409	4.000%, 09/01/2045	4,258	0.0
39,042	4.500%, 08/01/2041	39,034	0.0
153,422	4.500%, 09/01/2041	153,502	0.1
1,710	5.500%, 07/01/2037	1,764	0.0
1,346	6.500%, 12/01/2031	1,391	0.0
		378,260	0.1
	Federal National Mortgage Association: 0.1%(6)
316,348	4.500%, 09/01/2047	322,778	0.1
	Government National Mortgage Association: 1.2%
1,081,467	2.500%, 05/20/2051	947,097	0.3
574,941	3.000%, 11/20/2051	521,007	0.2
1,713,974	3.500%, 05/20/2050	1,611,333	0.6
17,653	4.000%, 11/20/2040	17,310	0.0
36,209	4.000%, 03/20/2046	35,102	0.0
305,163	4.000%, 05/20/2053	291,294	0.1
33,278	4.500%, 08/20/2041	32,478	0.0
66,248	4.500%, 09/15/2047	65,216	0.0
		3,520,837	1.2
	Uniform Mortgage-Backed Securities: 4.1%
251,239	2.000%, 05/01/2051	205,835	0.1
261,954	2.000%, 10/01/2051	214,615	0.1
881,100	2.000%, 02/01/2052	730,722	0.2
967,453	2.000%, 03/01/2052	791,244	0.3
8,851	2.500%, 05/01/2030	8,400	0.0
12,345	2.500%, 06/01/2030	11,721	0.0
16,972	2.500%, 06/01/2030	16,101	0.0
6,425	2.500%, 07/01/2030	6,095	0.0
1,235,240	2.500%, 02/01/2051	1,055,683	0.3
512,927	2.500%, 06/01/2051	436,939	0.1
899,979	2.500%, 11/01/2051	770,977	0.3
296,858	2.500%, 01/01/2052	255,140	0.1
443,034	2.500%, 02/01/2052	379,362	0.1
550,698	2.500%, 02/01/2052	471,584	0.2
767,035	2.500%, 02/01/2052	660,448	0.2
808,604	2.500%, 02/01/2052	696,178	0.2
331,831	2.500%, 03/01/2052	285,329	0.1
28,061	3.000%, 09/01/2043	25,806	0.0
134,972	3.000%, 04/01/2045	123,442	0.0
91,288	3.000%, 07/01/2046	83,290	0.0
501,252	3.000%, 04/01/2050	447,661	0.1
942,963	3.000%, 02/01/2052	844,504	0.3
894,604	3.000%, 04/01/2052	798,087	0.3
732,837	3.000%, 05/01/2052	652,191	0.2
31,762	3.500%, 10/01/2042	29,982	0.0
278,349	3.500%, 08/01/2046	261,328	0.1
6,686	4.000%, 07/01/2042	6,507	0.0
68,278	4.000%, 07/01/2042	66,442	0.0
110,595	4.000%, 01/01/2045	107,412	0.0
17,933	4.000%, 06/01/2045	17,295	0.0
40,077	4.000%, 11/01/2052	38,522	0.0
12,403	4.500%, 11/01/2040	12,392	0.0
26,544	4.500%, 10/01/2041	26,496	0.0
160,771	5.000%, 05/01/2042	163,433	0.1
781,967	5.000%, 10/01/2052	774,924	0.3
43,219	5.500%, 12/01/2036	44,522	0.0
1,114,000 (7)	5.500%, 01/01/2054	1,118,874	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities: (continued)
123	7.000%, 10/01/2029	$127	0.0
798	7.000%, 01/01/2032	824	0.0
		12,640,434	4.1

	Total U.S. Government Agency Obligations (Cost $22,884,927)	21,859,420	7.1

U.S. TREASURY OBLIGATIONS: 3.8%
	United States Treasury Bonds: 1.2%
1,000	1.250%, 05/15/2050	539	0.0
22,000	1.375%, 11/15/2040	14,607	0.0
2,200	1.625%, 11/15/2050	1,311	0.0
117,400	3.250%, 05/15/2042	103,055	0.0
459,800	4.125%, 08/15/2053	464,901	0.2
2,760,300 (3)	4.750%, 11/15/2043	2,961,716	1.0
		3,546,129	1.2
	United States Treasury Notes: 2.6%
137,800	1.250%, 11/30/2026	127,416	0.0
219,300	1.250%, 09/30/2028	194,385	0.1
2,000,000	2.125%, 09/30/2024	1,959,055	0.6
45,400	2.750%, 08/15/2032	41,590	0.0
826,600	3.750%, 12/31/2028	822,919	0.3
1,000,300	4.250%, 12/15/2026	1,010,225	0.3
176,100	4.375%, 11/30/2028	180,227	0.1
1,518,000	4.375%, 11/30/2030	1,561,287	0.5
2,010,800	4.500%, 11/15/2033	2,111,654	0.7
34,000	4.875%, 11/30/2025	34,355	0.0
		8,043,113	2.6

	Total U.S. Treasury Obligations (Cost $11,258,052)	11,589,242	3.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.2%
43,015 (4)	Alternative Loan Trust 2004-J7 M1, 4.867%, (TSFR1M + 1.134%), 10/25/2034	42,397	0.0
35,529	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	25,188	0.0
68,958 (4)	Alternative Loan Trust 2005-J2 1A12, 5.500%, (TSFR1M + 0.514%), 04/25/2035	53,163	0.0
15,260	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	7,718	0.0
72,771 (4)	Alternative Loan Trust 2006-19CB A12, 5.870%, (TSFR1M + 0.514%), 08/25/2036	36,412	0.0
22,582 (4)	Alternative Loan Trust 2007-23CB A3, 5.970%, (TSFR1M + 0.614%), 09/25/2037	9,071	0.0

See Accompanying Notes to Financial Statements

73

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
98,930 (4)	Alternative Loan Trust 2007-2CB 2A1, 5.750%, (TSFR1M + 0.714%), 03/25/2037	$45,703	0.0
600,000 (2)	Arroyo Mortgage Trust 2022-1 A3, 3.650%, 12/25/2056	452,125	0.2
19,250 (4)	Bear Stearns ALT-A Trust 2005-7 21A1, 5.387%, 09/25/2035	15,554	0.0
500,000 (2)(4)	Bellemeade Re Ltd. 2022-1 M1C, 9.037%, (SOFR30A + 3.700%), 01/26/2032	507,362	0.2
48,152 (4)	Citigroup Mortgage Loan Trust 2006- AR2 1A1, 4.651%, 03/25/2036	37,403	0.0
24,582 (4)	Citigroup Mortgage Loan Trust 2007- 10 22AA, 4.523%, 09/25/2037	21,719	0.0
44,371 (2)(4)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.502%, (SOFR30A + 2.164%), 01/25/2040	44,979	0.0
100,000 (2)(4)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.452%, (SOFR30A + 3.114%), 01/25/2040	100,583	0.0
130,558	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	127,366	0.1
116,388 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.540%, 02/25/2049	119,046	0.1
160,020	Fannie Mae REMIC Trust 2009-96 DB, 4.000%, 11/25/2029	157,168	0.1
48,253	Fannie Mae REMIC Trust 2011-10 ZC, 5.000%, 02/25/2041	48,617	0.0
225,321	Fannie Mae REMIC Trust 2011-113 CL, 4.000%, 11/25/2041	215,328	0.1
107,507	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	106,451	0.0
37,987	Fannie Mae REMIC Trust 2011-84 Z, 5.250%, 09/25/2041	39,355	0.0
82,187	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	82,808	0.0
343,779	Fannie Mae REMIC Trust 2011-99 CZ, 4.500%, 10/25/2041	338,086	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
43,104	Fannie Mae REMIC Trust 2013-16 GD, 3.000%, 03/25/2033	$42,346	0.0
347,199	Fannie Mae REMIC Trust 2018-11 BX, 4.000%, 12/25/2047	325,938	0.1
35,999	Fannie Mae REMIC Trust 2018-8 AB, 3.500%, 10/25/2047	33,664	0.0
84,177 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.940%, 03/25/2048	73,135	0.0
29,572	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	29,769	0.0
32,697	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	33,137	0.0
23,775	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	24,165	0.0
26,108	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	26,258	0.0
81,950	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	82,004	0.0
31,674	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	32,509	0.0
27,121 (4)(8)	Freddie Mac REMIC Trust 3524 LA, 4.993%, 03/15/2033	26,170	0.0
30,062	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	30,821	0.0
4,855	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	4,818	0.0
1,115,097	Freddie Mac REMIC Trust 4136 ZG, 3.000%, 11/15/2042	1,001,223	0.3
211,582	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	201,265	0.1
598,443	Freddie Mac REMIC Trust 4335 XZ, 4.250%, 05/15/2044	574,089	0.2
509,801	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	486,164	0.2
543,658	Freddie Mac REMIC Trust 4372 Z, 3.000%, 08/15/2044	490,392	0.2
115,633	Freddie Mac REMIC Trust 4495 PA, 3.500%, 09/15/2043	111,539	0.0
284,789	Freddie Mac REMIC Trust 4634 ZM, 5.000%, 11/15/2056	275,170	0.1

See Accompanying Notes to Financial Statements

74

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
173,785 (2)(4)	Freddie Mac STACR REMIC Trust 2020- DNA6 M2, 7.337%, (SOFR30A + 2.000%), 12/25/2050	$175,241	0.1
156,006 (2)(4)	Freddie Mac STACR REMIC Trust 2021- DNA5 M2, 6.987%, (SOFR30A + 1.650%), 01/25/2034	156,716	0.1
600,000 (2)(4)	Freddie Mac STACR REMIC Trust 2021- HQA4 B1, 9.087%, (SOFR30A + 3.750%), 12/25/2041	600,540	0.2
26,487	Ginnie Mae 2009-29 PB, 4.750%, 05/20/2039	26,334	0.0
177,754	Ginnie Mae 2010-164 JZ, 4.000%, 12/20/2040	172,735	0.1
5,024	Ginnie Mae 2011- 169 BC, 7.000%, 05/16/2032	5,144	0.0
215,508	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	184,844	0.1
1,184,026	Ginnie Mae 2019-15 CZ, 3.500%, 02/20/2049	999,776	0.3
15,031 (4)	HomeBanc Mortgage Trust 2004-1 2A, 6.330%, (TSFR1M + 0.974%), 08/25/2029	14,441	0.0
30,023 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.479%, 03/25/2050	29,105	0.0
136,133 (2)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	114,694	0.0
200,000 (2)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	187,486	0.1
7,586	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	6,406	0.0
300,000 (2)(4)	Triangle Re Ltd. 2021-3 M1B, 8.237%, (SOFR30A + 2.900%), 02/25/2034	301,732	0.1
32,371 (4)	WaMu Mortgage Pass- Through Certificates 2005-AR11 A1C3, 6.490%, (TSFR1M + 1.134%), 08/25/2045	30,451	0.0
14,056 (4)	WaMu Mortgage Pass- Through Certificates 2006-AR12 2A3, 3.792%, 10/25/2036	12,566	0.0
19,153 (4)	WaMu Mortgage Pass- Through Certificates 2006-AR8 1A4, 4.407%, 08/25/2046	16,986	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
93,905 (4)	WaMu Mortgage Pass- Through Certificates 2007-HY2 1A1, 3.918%, 12/25/2036	$83,181	0.0
48,317 (4)	WaMu Mortgage Pass- Through Certificates 2007-HY7 2A2, 3.769%, 07/25/2037	39,395	0.0
16,244 (4)	WaMu Mortgage Pass- Through Certificates Series Trust 2005- AR13 A1C3, 6.450%, (TSFR1M + 1.094%), 10/25/2045	15,138	0.0
119,169 (4)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR6 2A, 5.972%, (12MTA + 0.960%), 08/25/2046	65,618	0.0
9,559 (4)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.900%, (TSFR1M + 0.544%), 06/25/2037	7,774	0.0
7,708 (4)	Wells Fargo Mortgage Backed Securities Trust 2006-AR4 2A4, 4.773%, 04/25/2036	7,247	0.0
12,461 (4)	Wells Fargo Mortgage Backed Securities Trust 2007-AR7 A1, 5.887%, 12/28/2037	10,853	0.0

	Total Collateralized Mortgage Obligations (Cost $10,898,648)	9,802,581	3.2
ASSET-BACKED SECURITIES: 2.5%
	Automobile Asset-Backed Securities: 0.1%
77,723	Drive Auto Receivables Trust 2021-2 C, 0.870%, 10/15/2027	76,754	0.0
100,000 (2)	Ford Credit Auto Owner Trust 2022-1 C, 4.670%, 11/15/2034	96,959	0.0
100,000 (2)	GLS Auto Receivables Issuer Trust 2021-4A C, 1.940%, 10/15/2027	96,609	0.0
100,000	GM Financial Automobile Leasing Trust 2022-2 C, 4.330%, 05/20/2026	98,806	0.1
		369,128	0.1

	Home Equity Asset-Backed Securities: 0.0%
46,904 (4)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	46,283	0.0

See Accompanying Notes to Financial Statements

75

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 2.2%
19,482 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	$18,128	0.0
300,000 (2)(4)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D, 8.376%, (TSFR1M + 3.014%), 11/15/2036	288,437	0.1
400,000 (2)(4)	ARES XLIV CLO Ltd. 2017-44A A2R, 6.955%, (TSFR3M + 1.562%), 04/15/2034	394,698	0.1
78,333 (2)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	69,589	0.0
250,000 (2)(4)	Benefit Street Partners CLO IV Ltd. 2014- IVA BRRR, 7.827%, (TSFR3M + 2.412%), 01/20/2032	249,554	0.1
500,000 (2)(4)	BlueMountain CLO Ltd. 2014-2A A2R2, 7.077%, (TSFR3M + 1.662%), 10/20/2030	493,344	0.2
250,000 (2)(4)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	245,599	0.1
455,000 (2)(4)	BlueMountain CLO XXX Ltd. 2020-30A CR, 7.544%, (TSFR3M + 2.150%), 04/15/2035	443,997	0.2
98,250 (2)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	92,111	0.0
250,000 (2)(4)	Carlyle US Clo Ltd. 2017-2A AJR, 7.077%, (TSFR3M + 1.662%), 07/20/2031	249,169	0.1
16,450 (4)	Chase Funding Trust Series 2003-5 2A2, 6.070%, (TSFR1M + 0.714%), 07/25/2033	16,001	0.0
66,725 (2)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	59,696	0.0
83,813 (2)	CLI Funding VIII LLC 2022-1A A, 2.720%, 01/18/2047	74,152	0.0
95,000 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2II, 4.328%, 07/25/2048	91,756	0.0
192,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	176,085	0.1
97,500 (2)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	83,818	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
95,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	$92,340	0.0
250,000 (2)(4)	Eaton Vance Clo Ltd. 2015-1A A2R, 6.927%, (TSFR3M + 1.512%), 01/20/2030	247,463	0.1
11,023 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	10,277	0.0
214,970 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	181,203	0.1
62,305 (2)	Loanpal Solar Loan Ltd. 2020-2GF A, 2.750%, 07/20/2047	49,356	0.0
62,485 (2)	Loanpal Solar Loan Ltd. 2021-1GS A, 2.290%, 01/20/2048	48,775	0.0
105,135 (2)	Loanpal Solar Loan Ltd. 2021-2GS A, 2.220%, 03/20/2048	78,543	0.0
250,000 (2)(4)	Madison Park Funding XLVIII Ltd. 2021-48A C, 7.658%, (TSFR3M + 2.262%), 04/19/2033	250,541	0.1
30,841 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	28,613	0.0
23,658 (2)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	21,318	0.0
50,089 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	42,112	0.0
57,351 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	44,751	0.0
250,000 (2)(4)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 6.855%, (TSFR3M + 1.462%), 07/15/2029	248,175	0.1
250,000 (2)(4)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	249,145	0.1
150,000 (2)	OneMain Financial Issuance Trust 2023-1A A, 5.500%, 06/14/2038	152,145	0.1
23,553 (2)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	23,199	0.0
250,000 (2)(4)	Palmer Square CLO Ltd. 2021-1A B, 7.377%, (TSFR3M + 1.962%), 04/20/2034	245,785	0.1

See Accompanying Notes to Financial Statements

76

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
250,000 (2)(4)	Rockland Park CLO Ltd. 2021-1A C, 7.577%, (TSFR3M + 2.162%), 04/20/2034	$248,819	0.1
37,471 (2)	SoFi Consumer Loan Program Trust 2023-1S A, 5.810%, 05/15/2031	37,429	0.0
97,137 (2)	Sunnova Helios XI Issuer LLC 2023-A A, 5.300%, 05/20/2050	95,150	0.1
183,218 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	149,215	0.1
85,676 (2)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	70,079	0.0
88,154 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	77,100	0.0
187,500 (2)	Taco Bell Funding LLC 2016-1A A23, 4.970%, 05/25/2046	185,230	0.1
95,250 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	92,996	0.0
98,250 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	79,792	0.0
81,333 (2)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	69,930	0.0
76,625 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	66,876	0.0
3,157 (2)	Upstart Securitization Trust 2021-4 A, 0.840%, 09/20/2031	3,147	0.0
93,997 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	87,628	0.0
97,500 (2)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	81,653	0.0
195,500 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	170,159	0.1
		6,575,078	2.2

	Student Loan Asset-Backed Securities: 0.2%
34,255 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	32,151	0.0
22,373 (2)	Commonbond Student Loan Trust-GS 2017-BGS A1, 2.680%, 09/25/2042	20,593	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
17,603 (2)	Commonbond Student Loan Trust-GS 2018-AGS A1, 3.210%, 02/25/2044	$16,326	0.0
29,506 (2)	Commonbond Student Loan Trust-GS 2020-AGS A, 1.980%, 08/25/2050	25,611	0.0
18,156 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	17,610	0.0
108,588 (2)	Navient Private Education Refi Loan Trust 2020-BA A2, 2.120%, 01/15/2069	100,231	0.1
25,713 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	23,420	0.0
56,344 (2)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	49,685	0.0
48,541 (2)	Navient Private Education Refi Loan Trust 2021-BA A, 0.940%, 07/15/2069	42,259	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	94,378	0.1
50,153 (2)	SMB Private Education Loan Trust-A 2020-PTA A2A, 1.600%, 09/15/2054	45,155	0.0
22,909 (2)	Sofi Professional Loan Program Trust 2018-C A2FX, 3.590%, 01/25/2048	22,248	0.0
22,030 (2)	Sofi Professional Loan Program Trust 2018-D A2FX, 3.600%, 02/25/2048	21,354	0.0
55,718 (2)	SoFi Professional Loan Program Trust 2020-C AFX, 1.950%, 02/15/2046	50,726	0.0
		561,747	0.2
	Total Asset-Backed Securities (Cost $7,950,734)	7,552,236	2.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.3%
500,000 (2)(4)	Arbor Multifamily Mortgage Securities Trust 2021-MF2 E, 2.000%, 06/15/2054	259,096	0.1

See Accompanying Notes to Financial Statements

77

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
500,000 (2)(4)	AREIT Trust 2021-CRE5 D, 8.123%, (TSFR1M + 2.764%), 11/17/2038	$470,217	0.2
3,000,000 (4)(8)	BANK 2017-BNK8 XB, 0.183%, 11/15/2050	19,749	0.0
947,819 (4)(8)	BANK 2019-BN16 XA, 0.940%, 02/15/2052	36,357	0.0
3,560,119 (4)(8)	BANK 2019-BN21 XA, 0.838%, 10/17/2052	133,038	0.1
2,180,000 (2)(4)(8)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	18,197	0.0
950,096 (4)(8)	Benchmark Mortgage Trust 2019-B9 XA, 1.016%, 03/15/2052	37,567	0.0
650,000 (4)	Benchmark Mortgage Trust 2023-V3 A3, 6.363%, 07/15/2056	681,788	0.2
105,000 (2)(4)	BX Commercial Mortgage Trust 2021-21M E, 7.647%, (TSFR1M + 2.285%), 10/15/2036	100,722	0.1
343,000 (2)(4)	BX Commercial Mortgage Trust 2021-IRON E, 7.826%, (TSFR1M + 2.464%), 02/15/2038	321,867	0.1
642,460 (4)(8)	CD Mortgage Trust 2017-CD4 XA, 1.222%, 05/10/2050	19,575	0.0
400,000	Citigroup Commercial Mortgage Trust 2015-GC27 AS, 3.571%, 02/10/2048	386,015	0.1
840,533 (4)(8)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.892%, 07/10/2049	29,493	0.0
1,026,041 (4)(8)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 0.982%, 10/12/2050	29,871	0.0
940,111 (4)(8)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.867%, 09/15/2050	22,895	0.0
1,160,764 (4)(8)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.666%, 06/10/2051	29,291	0.0
1,098,955 (4)(8)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.040%, 08/10/2056	44,713	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	52,738	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
177,000 (4)	Comm Mortgage Trust 2013-CR13 C, 4.991%, 11/10/2046	$160,859	0.1
149,261 (4)(8)	COMM Mortgage Trust 2012-CR4 XA, 1.144%, 10/15/2045	709	0.0
2,380,000 (2)(4)(8)	COMM Mortgage Trust 2012-CR4 XB, 0.401%, 10/15/2045	25,353	0.0
1,279,765 (4)(8)	COMM Mortgage Trust 2016-CR28 XA, 0.665%, 02/10/2049	13,593	0.0
680,226 (4)(8)	COMM Mortgage Trust 2017-COR2 XA, 1.153%, 09/10/2050	22,105	0.0
130,000 (2)(4)	DBWF Mortgage Trust 2015-LCM D, 3.421%, 06/10/2034	104,034	0.1
350,000 (2)(4)	DTP Commercial Mortgage Trust 2023-STE2 A, 6.038%, 01/15/2041	345,673	0.1
466,720 (2)(4)	Extended Stay America Trust 2021-ESH A, 6.556%, (TSFR1M + 1.194%), 07/15/2038	462,760	0.2
637,535	Freddie Mac Multifamily ML Certificates US XUS, 1.846%, 07/25/2037	82,939	0.0
1,636,544 (4)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.879%, 11/25/2030	77,507	0.0
782,055 (4)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.323%, 07/25/2035	78,004	0.0
1,277,436 (4)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.865%, 10/25/2035	86,802	0.1
848,000 (8)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	47,187	0.0
300,000 (2)(9)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	216,914	0.1
100,000 (2)(4)	GS Mortgage Securities Corp. Trust 2018-RIVR F, 7.759%, (TSFR1M + 2.397%), 07/15/2035	13,728	0.0
939,338 (4)(8)	GS Mortgage Securities Trust 2014-GC22 XA, 0.929%, 06/10/2047	1,391	0.0

See Accompanying Notes to Financial Statements

78

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,319,450 (4)(8)	GS Mortgage Securities Trust 2016-GS4 XA, 0.563%, 11/10/2049	$16,334	0.0
816,329 (4)(8)	GS Mortgage Securities Trust 2017-GS6 XA, 1.010%, 05/10/2050	22,079	0.0
1,049,128 (4)(8)	GS Mortgage Securities Trust 2019-GC38 XA, 0.931%, 02/10/2052	44,491	0.0
2,042,834 (4)(8)	GS Mortgage Securities Trust 2019-GC42 XA, 0.802%, 09/10/2052	67,441	0.0
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	80,366	0.0
1,296,417 (4)(8)	GS Mortgage Securities Trust 2020-GC47 XA, 1.127%, 05/12/2053	70,013	0.0
1,091,075 (4)(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.574%, 12/15/2049	13,817	0.0
148,382 (4)(8)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.559%, 04/15/2047	44	0.0
1,395,679 (4)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 2014-C19 XA, 0.951%, 12/15/2047	4,829	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	56,892	0.0
3,247,587 (4)(8)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.613%, 11/15/2052	90,933	0.1
1,003,665 (8)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.290%, 05/15/2054	61,350	0.0
650,000 (2)(4)	PFP Ltd. 2023-10 A, 7.723%, (TSFR1M + 2.365%), 09/16/2038	651,493	0.2
1,838,059 (4)(8)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.913%, 03/15/2051	57,975	0.0
60,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 10/15/2052	52,687	0.0
400,000	Wells Fargo Commercial Mortgage Trust 2016-LC25 A4, 3.640%, 12/15/2059	381,849	0.1
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	266,688	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,005,976 (4)(8)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.602%, 08/15/2052	$61,194	0.0
500,000 (2)	WSTN Trust 2023-MAUI A, 6.297%, 07/05/2037	509,973	0.2
	Total Commercial Mortgage-Backed Securities (Cost $7,518,311)	6,943,195	2.3
SOVEREIGN BONDS: 0.1%
200,000	Colombia Government International Bond, 3.125%, 04/15/2031	163,218	0.0
200,000	Mexico Government International Bond, 3.500%, 02/12/2034	169,844	0.1
	Total Sovereign Bonds (Cost $398,546)	333,062	0.1
PURCHASED OPTIONS(10): 0.0%
	Total Purchased Options (Cost $32,219)	3,852	0.0
	Total Long-Term Investments (Cost $281,311,806)	302,400,519	99.1

SHORT-TERM INVESTMENTS: 1.8%
	Commercial Paper: 1.1%
850,000	Duke Energy Co., 6.570%, 01/11/2024	848,320	0.3
2,150,000	SYSCO Corp., 8.220%, 01/04/2024	2,148,064	0.7
250,000	Volkswagen Group, 6.850%, 01/10/2024	249,531	0.1
	Total Commercial Paper (Cost $3,247,331)	3,245,915	1.1

	Repurchase Agreements: 0.6%
1,000,000 (11)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	1,000,000	0.3

See Accompanying Notes to Financial Statements

79

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
892,414 (11)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $892,937, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $910,262, due 07/01/37-01/01/54)	$892,414	0.3
	Total Repurchase Agreements (Cost $1,892,414)	1,892,414	0.6
	U.S. Treasury Bills: 0.1%
195,000 (5)	United States Treasury Bill, 2.650%, 01/04/2024 (Cost $194,914)	194,944	0.1
	Total Short-Term Investments (Cost $5,334,659)	5,333,273	1.8
	Total Investments in Securities (Cost $286,646,465)	$307,733,792	100.9
	Liabilities in Excess of Other Assets	(2,708,179)	(0.9)
	Net Assets	$305,025,613	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Represents or includes a TBA transaction.
(8)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(9)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

80

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$6,365,083	$715,120	$—	$7,080,203
Consumer Discretionary	11,228,288	1,683,174	—	12,911,462
Consumer Staples	5,467,410	1,531,206	—	6,998,616
Energy	4,087,989	710,329	—	4,798,318
Financials	11,096,496	3,140,298	—	14,236,794
Health Care	10,942,384	2,156,998	—	13,099,382
Industrials	10,488,818	2,630,523	—	13,119,341
Information Technology	25,316,470	1,439,760	—	26,756,230
Materials	2,989,679	1,444,029	—	4,433,708
Real Estate	2,786,754	460,365	—	3,247,119
Utilities	2,489,459	647,559	—	3,137,018
Total Common Stock	93,258,830	16,559,361	—	109,818,191
Asset-Backed Securities	—	7,552,236	—	7,552,236
Collateralized Mortgage Obligations	—	9,802,581	—	9,802,581
Commercial Mortgage-Backed Securities	—	6,943,195	—	6,943,195
Corporate Bonds/Notes	—	23,247,677	—	23,247,677
Exchange-Traded Funds	21,059,016	—	—	21,059,016
Mutual Funds	90,118,920	—	—	90,118,920
Preferred Stock	—	73,127	—	73,127
Purchased Options	—	3,852	—	3,852
Short-Term Investments	—	5,333,273	—	5,333,273
Sovereign Bonds	—	333,062	—	333,062
U.S. Government Agency Obligations	—	21,859,420	—	21,859,420
U.S. Treasury Obligations	—	11,589,242	—	11,589,242
Total Investments, at fair value	$204,436,766	$103,297,026	$—	$307,733,792
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	—	43,345	—	43,345
Forward Foreign Currency Contracts	—	343	—	343
Forward Premium Swaptions	—	2,699	—	2,699
Futures	572,930	—	—	572,930
Total Assets	$205,009,696	$103,343,413	$—	$308,353,109
Liabilities Table
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	$—	$(50,401)	$—	$(50,401)
Forward Premium Swaptions	—	(680)	—	(680)
Futures	(161,659)	—	—	(161,659)
Written Options	—	(79,778)	—	(79,778)
Total Liabilities	$(161,659)	$(130,859)	$—	$(292,518)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

81

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class P	$3,636,470	$20,724	$(4,266,957)	$609,763	$—	$38,829	$(571,603)	$—
Voya Short Term Bond Fund - Class R6	11,088,112	15,553,971	(5,728,963)	374,091	21,287,211	726,739	(221,376)	—
Voya Small Cap Growth Fund - Class R6	2,888,514	84,515	(403,717)	551,050	3,120,362	—	18,283	—
Voya Small Company Fund - Class R6	5,857,662	348,679	(1,101,845)	976,316	6,080,812	26,583	48,155	—
Voya U.S. Stock Index Portfolio - Class I	—	61,325,741	(10,255,021)	4,460,636	55,531,356	805,207	630,130	5,341,904
Voya VACS Series HYB Fund	—	3,980,487	—	118,692	4,099,179	267,033	—	—
	$23,470,758	$81,314,117	$(21,756,503)	$7,090,548	$90,118,920	$1,864,391	$(96,411)	$5,341,904

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	14,306	USD	15,471	Morgan Stanley Capital Services LLC	02/02/24	$343
						$343

At December 31, 2023, the following futures contracts were outstanding for Voya Balanced Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	67	03/28/24	$7,287,820	$156,316
U.S. Treasury 10-Year Note	20	03/19/24	2,257,813	82,146
U.S. Treasury Long Bond	6	03/19/24	749,625	37,139
U.S. Treasury Ultra Long Bond	26	03/19/24	3,473,437	297,329
			$13,768,695	$572,930
Short Contracts:
U.S. Treasury 2-Year Note	(9)	03/28/24	(1,853,227)	(2,828)
U.S. Treasury Ultra 10-Year Note	(28)	03/19/24	(3,304,437)	(158,831)
			$(5,157,664)	$(161,659)

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	9.000%	Monthly	08/14/28	MXN	5,258,000	$4,633	$4,633
Pay	28-day MXN TIIE-BANXICO	Monthly	8.860	Monthly	08/09/28	MXN	5,298,000	2,966	2,966
Pay	1-day Secured Overnight Financing Rate	Annual	4.537	Annual	06/20/25	USD	1,233,000	6,473	6,473
Pay	1-day Secured Overnight Financing Rate	Annual	4.450	Annual	06/20/25	USD	1,832,200	8,097	8,097
Pay	1-day Secured Overnight Financing Rate	Annual	4.903	Annual	02/21/25	USD	1,852,200	6,643	6,643
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	405,000	(1,054)	(1,054)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	550,000	(1,802)	(1,802)
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	550,000	(4,299)	(4,299)
Receive	1-day Secured Overnight Financing Rate	Annual	4.778	Annual	06/20/25	USD	637,000	(4,803)	(4,803)
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	654,000	(2,776)	(2,776)

See Accompanying Notes to Financial Statements

82

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-day Secured Overnight Financing Rate	Annual	5.062%	Annual	02/20/25	USD	700,000	$(3,551)	$(3,551)
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	741,000	(2,488)	(2,488)
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	752,000	3,356	3,356
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	792,000	(3,438)	(3,438)
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	868,000	(7,383)	(7,383)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	926,000	(6,696)	(6,696)
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	1,187,000	11,177	11,177
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	1,273,000	(2,709)	(2,709)
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	1,447,000	(9,402)	(9,402)
								$(7,056)	$(7,056)

At December 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	210,000	$10,416	$686
						$10,416	$686

At December 31, 2023, the following OTC purchased interest rate swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	2.225%	1-day Secured Overnight Financing Rate	05/16/24	USD	1,094,700	$11,859	$1,750
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.213%	1-day Secured Overnight Financing Rate	05/16/24	USD	912,300	9,944	1,416
								$21,803	$3,166

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	5,788,000	$25,193	$(22)
Put on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	1,094,700	11,859	(7,100)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	912,300	9,944	(5,917)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	5,788,000	25,192	(66,739)
								$72,188	$(79,778)

At December 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	439,500	$(76,913)	$1,341
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.700%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD	740,000	(130,980)	1,358
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	925,000	(166,500)	(680)
								$(374,393)	$2,019

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

See Accompanying Notes to Financial Statements

83

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Abbreviations:

EUR	—	EU Euro
MXN	—	Mexican Peso
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$686
Interest rate contracts	Investments in securities at value*	3,166
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	343
Interest rate contracts	Unrealized appreciation on forward premium swaptions	2,699
Interest rate contracts	Variation margin receivable on futures contracts**	572,930
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	43,345
Total Asset Derivatives		$623,169
Liability Derivatives
Interest rate contracts	Unrealized depreciation on forward premium swaptions	$680
Interest rate contracts	Variation margin payable on futures contracts**	161,659
Interest rate contracts	Variation margin payable on centrally cleared swaps**	50,401
Interest rate contracts	Written options, at fair value	79,778
Total Liability Derivatives		$292,518

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(117,496)	$—	$(117,496)
Equity contracts	—	—	(869,602)	—	—	(869,602)
Foreign exchange contracts	(37,684)	(2,298)	—	—	5,980	(34,002)
Interest rate contracts	1,976	—	(865,903)	(400,338)	372,216	(892,049)
Total	$(35,708)	$(2,298)	$(1,735,505)	$(517,834)	$378,196	$(1,913,149)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

See Accompanying Notes to Financial Statements

84

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$43,878	$—	$43,878
Equity contracts	—	—	(163,976)	—	(3,895)	(167,871)
Foreign exchange contracts	(9,730)	344	—	—	—	(9,386)
Interest rate contracts	(16,618)	—	540,564	42,978	(7,591)	559,333
Total	$(26,348)	$344	$376,588	$86,856	$(11,486)	$425,954

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Barclays Bank PLC	BNP Paribas	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Total
Assets:
Purchased options	$—	$2,436	$1,416	$—	$3,852
Forward foreign currency contracts	—	—	—	343	343
Forward premium swaptions	2,699	—	—	—	2,699
Total Assets	$2,699	$2,436	$1,416	$343	$6,894
Liabilities:
Forward premium swaptions	$680	$—	$—	$—	$680
Written options	—	7,100	5,917	66,761	79,778
Total Liabilities	$680	$7,100	$5,917	$66,761	$80,458
Net OTC derivative instruments by counterparty, at fair value	$2,019	$(4,664)	$(4,501)	$(66,418)	$(73,564)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$–
Net Exposure(1)	$2,019	$(4,664)	$(4,501)	$(66,418)	$(73,564)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $289,254,296.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,289,410
Gross Unrealized Depreciation	(8,475,995)
Net Unrealized Appreciation	$18,813,415

See Accompanying Notes to Financial Statements

85

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 2.4%
59,264	Ampol Ltd.	$1,460,569	0.3
329,989	Aurizon Holdings Ltd.	854,320	0.2
211,355	Brambles Ltd.	1,959,025	0.4
464,241	Medibank Pvt Ltd.	1,127,070	0.2
159,603	QBE Insurance Group Ltd.	1,617,191	0.3
1,049,911	Telstra Group Ltd.	2,837,153	0.6
193,952	Transurban Group	1,812,360	0.4
		11,667,688	2.4
	Bermuda: 1.0%
36,012	Axis Capital Holdings Ltd.	1,993,984	0.4
7,596	Everest Re Group Ltd.	2,685,794	0.6
		4,679,778	1.0
	Brazil: 0.5%
87,464	XP, Inc. - Class A	2,280,187	0.5

	Canada: 2.2%
42,177	Cenovus Energy, Inc.	702,817	0.1
18,829	iA Financial Corp., Inc.	1,283,592	0.3
33,458	Parkland Corp.	1,078,443	0.2
19,178 (1)	Pembina Pipeline Corp.	660,277	0.1
16,952	Rogers Communications, Inc. - Class B	793,580	0.2
58,109	Suncor Energy, Inc.	1,861,611	0.4
32,512	TELUS Corp.	578,569	0.1
19,833	Thomson Reuters Corp.	2,899,700	0.6
11,362	West Fraser Timber Co. Ltd.	972,036	0.2
		10,830,625	2.2
	Denmark: 0.6%
102,348	Danske Bank A/S	2,735,895	0.6

	Finland: 0.5%
10,301	Elisa Oyj	476,136	0.1
180,340	Nordea Bank Abp	2,238,889	0.4
		2,715,025	0.5
	France: 2.2%
87,424	AXA SA	2,854,952	0.6
17,522	BNP Paribas SA	1,216,825	0.2
64,226	Getlink SE	1,176,289	0.2
246,711	Orange SA	2,811,920	0.6
16,142	Sanofi	1,604,072	0.3
8,797	Thales SA	1,302,593	0.3
		10,966,651	2.2
	Germany: 1.0%
8,122	Allianz SE	2,170,529	0.4
34,243 (2)	Daimler Truck Holding AG	1,286,304	0.3
8,068	Heidelberg Materials AG	721,182	0.1
13,729 (3)	Scout24 SE	970,793	0.2
		5,148,808	1.0
	Hong Kong: 1.7%
608,000	BOC Hong Kong Holdings Ltd.	1,651,648	0.3
336,500	CK Hutchison Holdings Ltd.	1,807,881	0.4
530,000	Hang Lung Properties Ltd.	736,865	0.1
23,300	Jardine Matheson Holdings Ltd.	990,250	0.2
155,100	Link REIT	870,895	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
212,000	Power Assets Holdings Ltd.	$1,229,113	0.3
477,000	SITC International Holdings Co. Ltd.	823,316	0.2
		8,109,968	1.7
	Israel: 0.2%
111,663	Bank Leumi Le-Israel BM	898,645	0.2

	Italy: 1.2%
885,877	Intesa Sanpaolo SpA	2,592,420	0.5
105,474 (3)	Poste Italiane SpA	1,198,892	0.2
82,651	UniCredit SpA	2,250,557	0.5
		6,041,869	1.2
	Japan: 7.0%
82,900	Asahi Kasei Corp.	611,830	0.1
118,400	Central Japan Railway Co.	3,005,026	0.6
73,000	Chubu Electric Power Co., Inc.	942,529	0.2
52,000	Daiwa House Industry Co. Ltd.	1,571,980	0.3
421,300	ENEOS Holdings, Inc.	1,670,975	0.3
37,000	Japan Airlines Co. Ltd.	726,868	0.2
95,700	Japan Post Bank Co. Ltd.	973,932	0.2
328,800	Japan Post Holdings Co. Ltd.	2,935,351	0.6
136,700 (1)	Japan Tobacco, Inc.	3,530,307	0.7
20,200	NEC Corp.	1,193,541	0.2
1,387,500	Nippon Telegraph & Telephone Corp.	1,694,255	0.4
21,900	Nitto Denko Corp.	1,634,292	0.3
5,800	Obic Co. Ltd.	997,919	0.2
33,300	ORIX Corp.	625,413	0.1
67,200	SCSK Corp.	1,330,453	0.3
24,800	Secom Co. Ltd.	1,784,118	0.4
32,200	Seiko Epson Corp.	480,776	0.1
51,600	Sekisui Chemical Co. Ltd.	742,161	0.2
121,400	Sekisui House Ltd.	2,690,980	0.6
51,300	Sumitomo Mitsui Financial Group, Inc.	2,496,250	0.5
51,000	Takeda Pharmaceutical Co. Ltd.	1,462,580	0.3
38,800	USS Co. Ltd.	778,957	0.2
		33,880,493	7.0
	Jordan: 0.2%
42,291	Hikma Pharmaceuticals PLC	963,688	0.2

	Netherlands: 1.7%
775,029	Koninklijke KPN NV	2,670,069	0.6
65,445	NN Group NV	2,586,438	0.5
20,564	Wolters Kluwer NV	2,925,624	0.6
		8,182,131	1.7
	New Zealand: 0.1%
174,887	Spark New Zealand Ltd.	572,675	0.1

	Norway: 0.4%
60,769	Aker BP ASA	1,765,194	0.4

See Accompanying Notes to Financial Statements

86

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 0.3%
1,640,500	Genting Singapore Ltd.	$1,242,608	0.2
49,500	Oversea-Chinese Banking Corp. Ltd.	487,051	0.1
		1,729,659	0.3
	Spain: 2.0%
30,809	ACS Actividades de Construccion y Servicios SA	1,368,374	0.3
8,341 (3)	Aena SME SA	1,513,982	0.3
58,439	Industria de Diseno Textil SA	2,549,925	0.5
72,507	Red Electrica Corp. SA	1,194,814	0.3
98,168	Repsol SA	1,456,214	0.3
372,386	Telefonica SA	1,455,980	0.3
		9,539,289	2.0
	Sweden: 0.7%
112,960	Svenska Handelsbanken AB - Class A	1,227,586	0.3
33,323	Swedbank AB - Class A	673,713	0.1
520,753	Telia Co. AB	1,328,665	0.3
		3,229,964	0.7
	Switzerland: 1.4%
39,852	Holcim AG	3,130,033	0.7
25,393	Novartis AG, Reg	2,564,959	0.5
3,672	Roche Holding AG	1,067,427	0.2
		6,762,419	1.4
	United Kingdom: 4.2%
166,265	Amcor PLC	1,602,794	0.3
194,345	BAE Systems PLC	2,750,948	0.6
100,380	British American Tobacco PLC	2,937,034	0.6
423,919	Centrica PLC	759,960	0.2
34,516	GSK PLC	637,482	0.1
118,752	Imperial Brands PLC	2,734,594	0.6
174,942	Sage Group PLC	2,611,674	0.5
61,861	Smiths Group PLC	1,388,495	0.3
526,982	Vodafone Group PLC	460,234	0.1
36,169	Whitbread PLC	1,683,930	0.3
12,958	Willis Towers Watson PLC	3,125,470	0.6
		20,692,615	4.2
	United States: 67.1%
48,386	AbbVie, Inc.	7,498,378	1.5
3,099	Acuity Brands, Inc.	634,768	0.1
22,215	AECOM	2,053,332	0.4
42,479	Agree Realty Corp.	2,674,053	0.6
8,897	ALLETE, Inc.	544,141	0.1
11,108	Allison Transmission Holdings, Inc.	645,930	0.1
87,982	Altria Group, Inc.	3,549,194	0.7
30,389	Amdocs Ltd.	2,670,889	0.5
41,663	American Electric Power Co., Inc.	3,383,869	0.7
1,520	Ameriprise Financial, Inc.	577,342	0.1
15,373	AmerisourceBergen Corp.	3,157,307	0.6
15,764	AMETEK, Inc.	2,599,326	0.5
18,244	Amgen, Inc.	5,254,637	1.1
7,984	Aon PLC - Class A	2,323,504	0.5
50,228	Apartment Income REIT Corp.	1,744,418	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
19,698	AptarGroup, Inc.	$2,435,067	0.5
14,812	Assurant, Inc.	2,495,674	0.5
13,809	Atmos Energy Corp.	1,600,463	0.3
11,301	Automatic Data Processing, Inc.	2,632,794	0.5
4,524	AvalonBay Communities, Inc.	846,983	0.2
53,219	Avnet, Inc.	2,682,238	0.6
84,664	Baker Hughes Co.	2,893,816	0.6
85,308	Bristol-Myers Squibb Co.	4,377,153	0.9
41,758	Brixmor Property Group, Inc.	971,709	0.2
17,087	Brown & Brown, Inc.	1,215,057	0.3
27,945	Cardinal Health, Inc.	2,816,856	0.6
47,742	Chevron Corp.	7,121,197	1.5
26,846	Church & Dwight Co., Inc.	2,538,558	0.5
14,797	Cigna Group	4,430,962	0.9
3,555	Cintas Corp.	2,142,456	0.4
119,992	Cisco Systems, Inc.	6,061,996	1.2
58,526	Citigroup, Inc.	3,010,577	0.6
16,614	CME Group, Inc.	3,498,908	0.7
25,451	CNO Financial Group, Inc.	710,083	0.1
26,959	Coca-Cola Co.	1,588,694	0.3
45,867	Colgate-Palmolive Co.	3,656,059	0.8
45,261	Commerce Bancshares, Inc.	2,417,390	0.5
76,607	Coterra Energy, Inc.	1,955,011	0.4
19,701	CSX Corp.	683,034	0.1
57,161	CVS Health Corp.	4,513,433	0.9
63,959	Dow, Inc.	3,507,512	0.7
41,823	DT Midstream, Inc.	2,291,900	0.5
23,262	DTE Energy Co.	2,564,868	0.5
44,673	Edison International	3,193,673	0.7
25,536	Electronic Arts, Inc.	3,493,580	0.7
5,311	Elevance Health, Inc.	2,504,455	0.5
26,137	Emerson Electric Co.	2,543,914	0.5
13,245	EOG Resources, Inc.	1,601,983	0.3
105,086	Equitrans Midstream Corp.	1,069,775	0.2
49,871	Equity Residential	3,050,110	0.6
5,640	Erie Indemnity Co. - Class A	1,888,949	0.4
38,083	Essent Group Ltd.	2,008,497	0.4
53,771	Evergy, Inc.	2,806,846	0.6
23,262	Fortive Corp.	1,712,781	0.4
54,805	Gaming and Leisure Properties, Inc.	2,704,627	0.6
49,051	General Mills, Inc.	3,195,182	0.7
16,518	General Motors Co.	593,327	0.1
26,444	Genpact Ltd.	917,871	0.2
71,243	Gentex Corp.	2,326,796	0.5
18,263	Genuine Parts Co.	2,529,425	0.5
53,601	Gilead Sciences, Inc.	4,342,217	0.9
56,307	H&R Block, Inc.	2,723,570	0.6
41,452	Hartford Financial Services Group, Inc.	3,331,912	0.7
8,565	HF Sinclair Corp.	475,957	0.1
5,850	Humana, Inc.	2,678,189	0.6
4,415	Ingredion, Inc.	479,160	0.1

See Accompanying Notes to Financial Statements

87

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
18,335	International Bancshares Corp.	$995,957	0.2
22,044	Iridium Communications, Inc.	907,331	0.2
57,007	Johnson & Johnson	8,935,277	1.8
13,120	JPMorgan Chase & Co.	2,231,712	0.5
94,028	Juniper Networks, Inc.	2,771,945	0.6
26,159	Kimberly-Clark Corp.	3,178,580	0.7
29,008	Leidos Holdings, Inc.	3,139,826	0.6
23,946	LKQ Corp.	1,144,379	0.2
1,542	Lockheed Martin Corp.	698,896	0.1
41,698	Loews Corp.	2,901,764	0.6
19,234	Marsh & McLennan Cos., Inc.	3,644,266	0.8
4,545	McDonald’s Corp.	1,347,638	0.3
5,556	McKesson Corp.	2,572,317	0.5
69,582	Merck & Co., Inc.	7,585,830	1.6
38,357	MetLife, Inc.	2,536,548	0.5
146,128	MGIC Investment Corp.	2,818,809	0.6
7,072	Mondelez International, Inc. - Class A	512,225	0.1
26,867	MSC Industrial Direct Co., Inc. - Class A	2,720,552	0.6
31,266	National Fuel Gas Co.	1,568,615	0.3
66,895	National Retail Properties, Inc.	2,883,175	0.6
26,315	NetApp, Inc.	2,319,930	0.5
3,548	NewMarket Corp.	1,936,605	0.4
76,406	NiSource, Inc.	2,028,579	0.4
37,967	NorthWestern Corp.	1,932,141	0.4
3,437	NVIDIA Corp.	1,702,071	0.4
12,609	ONE Gas, Inc.	803,445	0.2
27,207	OneMain Holdings, Inc.	1,338,584	0.3
73,347	Patterson Cos., Inc.	2,086,722	0.4
37,489	PepsiCo, Inc.	6,367,132	1.3
69,949	Pfizer, Inc.	2,013,832	0.4
52,814	Philip Morris International, Inc.	4,968,741	1.0
28,435	Phillips 66	3,785,836	0.8
30,803	Pinnacle West Capital Corp.	2,212,888	0.5
10,017	PPG Industries, Inc.	1,498,042	0.3
40,589	Procter & Gamble Co.	5,947,912	1.2
14,869	Qualcomm, Inc.	2,150,503	0.4
15,232	Reinsurance Group of America, Inc.	2,464,233	0.5
9,026	Reliance Steel & Aluminum Co.	2,524,392	0.5
182,881	Rithm Capital Corp.	1,953,169	0.4
60,252	Rollins, Inc.	2,631,205	0.5
18,005	Ryder System, Inc.	2,071,655	0.4
31,801	Sempra Energy	2,376,489	0.5
8,544	Sherwin-Williams Co.	2,664,874	0.5
10,633	Snap-on, Inc.	3,071,236	0.6
34,575	Sonoco Products Co.	1,931,705	0.4
45,207	SS&C Technologies Holdings, Inc.	2,762,600	0.6
32,625	Synchrony Financial	1,245,949	0.3
30,545	TEGNA, Inc.	467,338	0.1
25,390	Texas Instruments, Inc.	4,327,979	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
19,250	Travelers Cos., Inc.	$3,666,933	0.8
6,436	UnitedHealth Group, Inc.	3,388,361	0.7
60,213	Unum Group	2,722,832	0.6
26,180	Valero Energy Corp.	3,403,400	0.7
144,383	Verizon Communications, Inc.	5,443,239	1.1
101,266	VICI Properties, Inc.	3,228,360	0.7
78,356	Wells Fargo & Co.	3,856,682	0.8
128,245	Wendy’s Co.	2,498,213	0.5
7,628	Xcel Energy, Inc.	472,249	0.1
		326,506,030	67.1
	Total Common Stock (Cost $443,437,002)	479,899,296	98.6

EXCHANGE-TRADED FUNDS: 0.8%
21,774	iShares MSCI EAFE Value ETF	1,134,425	0.2
16,984	iShares Russell 1000 Value ETF	2,806,606	0.6
		3,941,031	0.8
	Total Exchange-Traded Funds (Cost $3,754,901)	3,941,031	0.8
	Total Long-Term Investments (Cost $447,191,903)	483,840,327	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.8%
1,000,000 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $1,020,000, due 01/25/24-11/15/51)	1,000,000	0.2
913,913 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $914,447, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $932,191, due 01/18/24-08/15/36)	913,913	0.2

See Accompanying Notes to Financial Statements

88

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $1,020,000, due 12/01/29-12/01/53)	$1,000,000	0.2
1,000,000 (4)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $1,020,211, due 03/08/27-01/01/59)	1,000,000	0.2
	Total Repurchase Agreements (Cost $3,913,913)	3,913,913	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
803,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $803,000)	$803,000	0.2
	Total Short-Term Investments (Cost $4,716,913)	4,716,913	1.0
	Total Investments in Securities (Cost $451,908,816)	$488,557,240	100.4
	Liabilities in Excess of Other Assets	(2,074,679)	(0.4)
	Net Assets	$486,482,561	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification	Percentage of Net Assets
Financials	20.9%
Health Care	15.7
Industrials	13.2
Consumer Staples	9.3
Energy	7.2
Information Technology	6.4
Utilities	6.1
Communication Services	5.5
Materials	5.2
Consumer Discretionary	4.7
Real Estate	4.4
Exchange-Traded Funds	0.8
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

89

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$11,667,688	$—	$11,667,688
Bermuda	4,679,778	—	—	4,679,778
Brazil	2,280,187	—	—	2,280,187
Canada	10,830,625	—	—	10,830,625
Denmark	—	2,735,895	—	2,735,895
Finland	476,136	2,238,889	—	2,715,025
France	—	10,966,651	—	10,966,651
Germany	—	5,148,808	—	5,148,808
Hong Kong	990,250	7,119,718	—	8,109,968
Israel	—	898,645	—	898,645
Italy	—	6,041,869	—	6,041,869
Japan	—	33,880,493	—	33,880,493
Jordan	—	963,688	—	963,688
Netherlands	—	8,182,131	—	8,182,131
New Zealand	572,675	—	—	572,675
Norway	—	1,765,194	—	1,765,194
Singapore	—	1,729,659	—	1,729,659
Spain	—	9,539,289	—	9,539,289
Sweden	—	3,229,964	—	3,229,964
Switzerland	—	6,762,419	—	6,762,419
United Kingdom	7,479,212	13,213,403	—	20,692,615
United States	326,506,030	—	—	326,506,030
Total Common Stock	353,814,893	126,084,403	—	479,899,296
Exchange-Traded Funds	3,941,031	—	—	3,941,031
Short-Term Investments	803,000	3,913,913	—	4,716,913
Total Investments, at fair value	$358,558,924	$129,998,316	$—	$488,557,240

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(34,828)
Total	$(34,828)

See Accompanying Notes to Financial Statements

90

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $453,034,299.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$49,380,177
Gross Unrealized Depreciation	(13,878,783)
Net Unrealized Appreciation	$35,501,394

See Accompanying Notes to Financial Statements

91

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY DEBT: 41.8%
91,150,000 (1)	United States Treasury Bills, 5.030%, 01/16/2024	$90,949,625	11.5
70,500,000 (1)	United States Treasury Bills, 5.200%, 02/01/2024	70,179,863	8.9
18,500,000 (1)	United States Treasury Bills, 5.340%, 03/19/2024	18,289,162	2.3
27,000,000 (1)	United States Treasury Bills, 5.360%, 03/28/2024	26,656,589	3.4
9,250,000 (1)	United States Treasury Bills, 5.370%, 06/13/2024	9,031,405	1.1
115,000,000 (2)	United States Treasury Floating Rate Notes, 5.316%, (USBMMY3M + (0.015)%), 01/31/2024	114,999,275	14.6
		330,105,919	41.8

	Total U.S. Treasury Debt (Cost $330,105,919)	330,105,919	41.8

U.S. GOVERNMENT AGENCY DEBT: 32.2%
1,250,000	Federal Farm Credit Banks Funding Corp., 0.370%, 03/15/2024	1,237,322	0.2
1,000,000 (2)	Federal Farm Credit Banks Funding Corp., 5.480%, (SOFRRATE + 0.080%), 11/08/2024	1,000,009	0.1
4,000,000 (1)	Federal Home Loan Bank Discount Notes, 5.440%, 05/03/2024	3,927,567	0.5
1,750,000	Federal Home Loan Banks, 4.860%, 01/09/2024	1,749,738	0.2
10,950,000	Federal Home Loan Banks, 5.000%, 01/19/2024	10,946,863	1.4
12,055,000	Federal Home Loan Banks, 5.000%, 02/21/2024	12,046,416	1.5
1,000,000	Federal Home Loan Banks, 5.000%, 02/21/2024	999,283	0.1
16,500,000 (2)	Federal Home Loan Banks, 5.430%, (SOFRRATE + 0.030%), 01/08/2024	16,500,000	2.1
3,000,000 (2)	Federal Home Loan Banks, 5.440%, (SOFRRATE + 0.040%), 02/01/2024	2,999,975	0.4
21,500,000 (2)	Federal Home Loan Banks, 5.440%, (SOFRRATE + 0.040%), 02/16/2024	21,500,000	2.7
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
9,000,000	Federal Home Loan Banks, 5.510%, 07/12/2024	$8,999,636	1.1
120,000,000 (2)	Federal Home Loan Banks 0001, 5.440%, (SOFRRATE + 0.040%), 01/26/2024	120,000,000	15.2
16,000,000 (2)	Federal Home Loan Banks 0001, 5.440%, (SOFRRATE + 0.040%), 02/01/2024	16,000,000	2.0
18,000,000 (2)	Federal Home Loan Banks 0002, 5.445%, (SOFRRATE + 0.045%), 02/05/2024	18,000,000	2.3
19,000,000 (2)	Federal Home Loan Banks 0003, 5.445%, (SOFRRATE + 0.045%), 02/02/2024	19,000,000	2.4
		254,906,809	32.2

	Total U.S. Government Agency Debt (Cost $254,906,809)	254,906,809	32.2

U.S. TREASURY REPURCHASE AGREEMENTS: 21.2%
167,237,000	Deutsche Bank, Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 $167,336,041 to be received upon repurchase (Collateralized by $207,571,043, various U.S. Treasuries, 0.00- 1.875%, Market Value plus accrued interest $171,918,033 due 5/15/26-2/15/32)	167,237,000	21.2
	Total U.S. Treasury Repurchase Agreements (Cost $167,237,000)	167,237,000	21.2

See Accompanying Notes to Financial Statements

92

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 4.1%
32,750,000 (3)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270%, 01/02/2024	$32,750,000	4.1
	Total Investment Companies (Cost $32,750,000)	32,750,000	4.1
	Total Investments in Securities (Cost $784,999,728)	$784,999,728	99.3
	Assets in Excess of Other Liabilities	5,624,490	0.7
	Net Assets	$790,624,218	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(3)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2023, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Investment Companies	$32,750,000	$—	$—	$32,750,000
U.S. Government Agency Debt	—	254,906,809	—	254,906,809
U.S. Treasury Debt	—	330,105,919	—	330,105,919
U.S. Treasury Repurchase Agreements	—	167,237,000	—	167,237,000
Total Investments, at fair value	$32,750,000	$752,249,728	$—	$784,999,728

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of December 31, 2023:

Counterparty	U.S. Treasury Repurchase Agreements, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$167,237,000	$(167,237,000)	$—
Totals	$167,237,000	$(167,237,000)	$—

(1)	Collateral with a fair value of $171,918,033 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

93

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 7.5%
2,568,708	AT&T, Inc.	$43,102,921	2.1
226,494 (1)	Meta Platforms, Inc. - Class A	80,169,816	4.0
746,980 (1)	Pinterest, Inc. - Class A	27,668,139	1.4
		150,940,876	7.5

	Consumer Discretionary: 10.2%
747,807 (1)	Amazon.com, Inc.	113,621,796	5.7
586,263	Las Vegas Sands Corp.	28,850,002	1.4
105,440	McDonald's Corp.	31,264,014	1.6
61,525 (1)	Ulta Beauty, Inc.	30,146,635	1.5
		203,882,447	10.2

	Consumer Staples: 6.8%
1,321,781	Kenvue, Inc.	28,457,945	1.4
801,285	Kraft Heinz Co.	29,631,519	1.5
417,681	Mondelez International, Inc. - Class A	30,252,635	1.5
504,821	Philip Morris International, Inc.	47,493,560	2.4
		135,835,659	6.8

	Energy: 4.7%
687,244	BP PLC, ADR	24,328,437	1.2
255,864	Chesapeake Energy Corp.	19,686,176	1.0
229,424	ConocoPhillips	26,629,244	1.3
178,929	Valero Energy Corp.	23,260,770	1.2
		93,904,627	4.7

	Financials: 11.4%
286,558	Apollo Global Management, Inc.	26,704,340	1.3
87,939	Arthur J Gallagher & Co.	19,775,722	1.0
1,314,813	Bank of America Corp.	44,269,754	2.2
523,830	Bank of New York Mellon Corp.	27,265,351	1.4
463,465	Hartford Financial Services Group, Inc.	37,253,317	1.8
321,795	Intercontinental Exchange, Inc.	41,328,132	2.1
143,405	Raymond James Financial, Inc.	15,989,657	0.8
439,380	Truist Financial Corp.	16,221,910	0.8
		228,808,183	11.4

	Health Care: 14.8%
288,363	Abbott Laboratories	31,740,115	1.6
228,458	AbbVie, Inc.	35,404,136	1.8
367,617 (1)	Boston Scientific Corp.	21,251,939	1.0
112,315	Cigna Group	33,632,727	1.7
91,230	HCA Healthcare, Inc.	24,694,136	1.2
260,901	Johnson & Johnson	40,893,623	2.0
37,763	McKesson Corp.	17,483,514	0.9
172,749	Quest Diagnostics, Inc.	23,818,632	1.2
66,614	Thermo Fisher Scientific, Inc.	35,358,045	1.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
79,413 (1)	Vertex Pharmaceuticals, Inc.	$32,312,356	1.6
		296,589,223	14.8

	Industrials: 9.0%
469,950 (1)	Copart, Inc.	23,027,550	1.1
357,302	Emerson Electric Co.	34,776,204	1.7
390,808	Howmet Aerospace, Inc.	21,150,529	1.1
361,251	Ingersoll Rand, Inc.	27,939,152	1.4
70,538	Parker-Hannifin Corp.	32,496,856	1.6
70,846	Rockwell Automation, Inc.	21,996,266	1.1
45,680 (1)	Saia, Inc.	20,017,890	1.0
		181,404,447	9.0

	Information Technology: 26.4%
59,293 (1)	Adobe, Inc.	35,374,204	1.8
247,199 (1)	Advanced Micro Devices, Inc.	36,439,605	1.8
334,163	Dolby Laboratories, Inc. - Class A	28,798,167	1.4
711,277 (1)	Dropbox, Inc. - Class A	20,968,446	1.0
488,481	Micron Technology, Inc.	41,686,969	2.1
472,888	Microsoft Corp.	177,824,803	8.9
154,190	NVIDIA Corp.	76,357,972	3.8
76,502	Roper Technologies, Inc.	41,706,595	2.1
285,605	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	29,702,920	1.5
156,342	Visa, Inc. - Class A	40,703,640	2.0
		529,563,321	26.4

	Materials: 3.1%
49,836	Air Products and Chemicals, Inc.	13,645,097	0.7
575,705	Alcoa Corp.	19,573,970	1.0
192,565	CF Industries Holdings, Inc.	15,308,917	0.7
52,845	Reliance Steel & Aluminum Co.	14,779,690	0.7
		63,307,674	3.1

	Real Estate: 2.9%
132,069	Prologis, Inc.	17,604,798	0.9
121,022	Ryman Hospitality Properties, Inc.	13,319,681	0.7
295,802	Welltower, Inc.	26,672,466	1.3
		57,596,945	2.9

	Utilities: 3.0%
592,307	NextEra Energy, Inc.	35,976,727	1.8
402,403	Public Service Enterprise Group, Inc.	24,606,944	1.2

See Accompanying Notes to Financial Statements

94

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
10,000,000 (2)(3)	Southern Energy	$—	0.0
		60,583,671	3.0
	Total Common Stock (Cost $1,605,791,814)	2,002,417,073	99.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,014,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $1,014,000)	$1,014,000	0.1
	Total Short-Term Investments (Cost $1,014,000)	1,014,000	0.1
	Total Investments in Securities (Cost $1,606,805,814)	$2,003,431,073	99.9
	Assets in Excess of Other Liabilities	1,315,938	0.1
	Net Assets	$2,004,747,011	100.0

ADR	American Depositary Receipt

(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$150,940,876	$—	$—	$150,940,876
Consumer Discretionary	203,882,447	—	—	203,882,447
Consumer Staples	135,835,659	—	—	135,835,659
Energy	93,904,627	—	—	93,904,627
Financials	228,808,183	—	—	228,808,183
Health Care	296,589,223	—	—	296,589,223
Industrials	181,404,447	—	—	181,404,447
Information Technology	529,563,321	—	—	529,563,321
Materials	63,307,674	—	—	63,307,674
Real Estate	57,596,945	—	—	57,596,945
Utilities	60,583,671	—	—	60,583,671
Total Common Stock	2,002,417,073	—	—	2,002,417,073
Short-Term Investments	1,014,000	—	—	1,014,000
Total Investments, at fair value	$2,003,431,073	$—	$—	$2,003,431,073

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2023, Voya Growth and Income Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy	11/30/2005	$—	$—
		$—	$—

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,617,475,564.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$438,597,399
Gross Unrealized Depreciation	(52,641,767)
Net Unrealized Appreciation	$385,955,632

See Accompanying Notes to Financial Statements

96

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.9%
	Basic Materials: 0.4%
445,000 (1)	Anglo American Capital PLC, 2.250%, 03/17/2028	$395,888	0.0
1,250,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,230,869	0.1
343,000 (1)	Anglo American Capital PLC, 4.750%, 03/16/2052	298,647	0.0
717,000 (1)(2)	Anglo American Capital PLC, 5.500%, 05/02/2033	725,041	0.0
567,000 (2)	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	580,134	0.0
911,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	944,334	0.0
1,290,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	1,338,391	0.1
274,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	299,226	0.0
433,000	FMC Corp., 5.150%, 05/18/2026	432,795	0.0
640,000	Nutrien Ltd., 2.950%, 05/13/2030	578,419	0.0
102,000	Nutrien Ltd., 5.800%, 03/27/2053	109,266	0.0
78,000	Nutrien Ltd., 5.875%, 12/01/2036	81,365	0.0
77,000	Nutrien Ltd., 5.950%, 11/07/2025	78,379	0.0
183,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	190,173	0.0
968,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	1,008,043	0.1
1,127,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	1,003,847	0.1
		9,294,817	0.4

	Communications: 2.1%
466,000	Amazon.com, Inc., 2.100%, 05/12/2031	402,017	0.0
1,877,000	Amazon.com, Inc., 2.875%, 05/12/2041	1,476,431	0.1
920,000	Amazon.com, Inc., 3.150%, 08/22/2027	883,796	0.1
523,000	Amazon.com, Inc., 4.100%, 04/13/2062	462,603	0.0
420,000	AT&T, Inc., 3.500%, 06/01/2041	333,804	0.0
706,000	AT&T, Inc., 3.500%, 09/15/2053	512,930	0.0
525,000	AT&T, Inc., 3.550%, 09/15/2055	377,824	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
2,636,000	AT&T, Inc., 3.650%, 09/15/2059	$1,891,506	0.1
742,000	AT&T, Inc., 3.800%, 12/01/2057	552,198	0.0
1,330,000	AT&T, Inc., 4.900%, 08/15/2037	1,285,898	0.1
1,981,000 (2)	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 05/11/2033	2,033,889	0.1
751,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	652,050	0.0
1,141,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 02/01/2034	1,203,675	0.1
748,000	Comcast Corp., 1.950%, 01/15/2031	631,622	0.0
1,001,000	Comcast Corp., 2.650%, 02/01/2030	901,504	0.1
356,000	Comcast Corp., 3.200%, 07/15/2036	299,530	0.0
377,000	Comcast Corp., 3.900%, 03/01/2038	337,398	0.0
625,000	Comcast Corp., 5.350%, 11/15/2027	646,376	0.0
2,683,000	Comcast Corp., 5.500%, 05/15/2064	2,826,196	0.1
82,000	Discovery Communications LLC, 5.300%, 05/15/2049	70,516	0.0
598,000	Meta Platforms, Inc., 3.500%, 08/15/2027	582,608	0.0
2,283,000	Meta Platforms, Inc., 4.450%, 08/15/2052	2,099,251	0.1
260,000	Meta Platforms, Inc., 4.650%, 08/15/2062	242,339	0.0
2,207,000	Meta Platforms, Inc., 5.750%, 05/15/2063	2,418,868	0.1
1,082,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	998,591	0.1
550,000 (1)	NBN Co. Ltd., 1.625%, 01/08/2027	502,186	0.0
1,410,000 (1)(2)	NBN Co. Ltd., 6.000%, 10/06/2033	1,519,987	0.1
1,107,000	Netflix, Inc., 5.875%, 11/15/2028	1,168,198	0.1
135,000	Orange SA, 9.000%, 03/01/2031	166,623	0.0
371,000 (2)	Paramount Global, 4.200%, 05/19/2032	331,427	0.0
226,000	Paramount Global, 4.375%, 03/15/2043	167,249	0.0
474,000 (2)	Paramount Global, 4.950%, 01/15/2031	449,812	0.0

See Accompanying Notes to Financial Statements

97

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
628,000	Paramount Global, 4.950%, 05/19/2050	$509,613	0.0
42,000	Paramount Global, 5.500%, 05/15/2033	39,849	0.0
714,000	Paramount Global, 5.850%, 09/01/2043	643,223	0.0
136,000	Paramount Global, 6.875%, 04/30/2036	138,147	0.0
947,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,026,753	0.1
2,473,000	Sprint Capital Corp., 8.750%, 03/15/2032	3,055,238	0.1
984,000	Time Warner Cable LLC, 5.500%, 09/01/2041	852,555	0.0
1,966,000	Time Warner Cable LLC, 5.875%, 11/15/2040	1,782,256	0.1
518,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	467,662	0.0
499,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	473,182	0.0
67,000	T-Mobile USA, Inc., 2.550%, 02/15/2031	57,740	0.0
161,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	153,234	0.0
679,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	611,975	0.0
161,000	T-Mobile USA, Inc., 2.875%, 02/15/2031	142,033	0.0
153,000	T-Mobile USA, Inc., 3.375%, 04/15/2029	142,326	0.0
1,280,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	1,171,680	0.1
195,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	184,970	0.0
837,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	755,859	0.0
719,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	635,944	0.0
1,173,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	1,259,325	0.1
1,079,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	1,184,482	0.1
498,000	Verizon Communications, Inc., 1.750%, 01/20/2031	409,833	0.0
494,000	Verizon Communications, Inc., 2.550%, 03/21/2031	426,088	0.0
275,000	Verizon Communications, Inc., 3.400%, 03/22/2041	219,063	0.0
772,000	Verizon Communications, Inc., 4.272%, 01/15/2036	727,552	0.0
1,340,000	Verizon Communications, Inc., 4.400%, 11/01/2034	1,290,127	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
836,000	Verizon Communications, Inc., 4.812%, 03/15/2039	$809,105	0.0
1,036,000	Verizon Communications, Inc., 6.550%, 09/15/2043	1,193,257	0.1
415,000	Vodafone Group PLC, 5.750%, 02/10/2063	421,621	0.0
		49,213,594	2.1

	Consumer, Cyclical: 1.6%
105,087	American Airlines Pass Through Trust 2015-2, AA, 3.600%, 03/22/2029	98,467	0.0
32,011	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	29,885	0.0
1,539,884	American Airlines Pass Through Trust 2016-2, AA, 3.200%, 12/15/2029	1,404,184	0.1
66,551	American Airlines Pass Through Trust 2016-3, AA, 3.000%, 04/15/2030	60,150	0.0
1,351,278	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	1,221,905	0.1
335,399	American Airlines Pass Through Trust 2019-1, AA, 3.150%, 08/15/2033	294,057	0.0
858,000	American Honda Finance Corp., 4.700%, 01/12/2028	865,753	0.0
607,000	American Honda Finance Corp., 5.650%, 11/15/2028	635,801	0.0
873,000	American Honda Finance Corp., GMTN, 5.125%, 07/07/2028	898,398	0.0
1,054,000	American Honda Finance Corp., GMTN, 5.850%, 10/04/2030	1,123,936	0.1
403,000	AutoZone, Inc., 6.250%, 11/01/2028	428,515	0.0
836,000 (1)(2)	BMW US Capital LLC, 5.150%, 08/11/2033	863,002	0.0
582,550	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	514,294	0.0
173,358 (1)	Delta Air Lines, Inc./ SkyMiles IP Ltd., 4.750%, 10/20/2028	170,594	0.0
2,550,000 (2)	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	2,289,977	0.1

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
920,000	General Motors Co., 6.125%, 10/01/2025	$932,634	0.0
969,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	963,409	0.0
1,861,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,825,027	0.1
929,000	General Motors Financial Co., Inc., 5.800%, 01/07/2029	951,320	0.0
380,000	General Motors Financial Co., Inc., 5.850%, 04/06/2030	392,181	0.0
996,000	Home Depot, Inc., 4.900%, 04/15/2029	1,023,769	0.1
910,000 (1)	Hyundai Capital America, 5.680%, 06/26/2028	928,198	0.0
1,431,000 (1)	Hyundai Capital America, 6.100%, 09/21/2028	1,487,915	0.1
968,000 (1)	Hyundai Capital America, 6.500%, 01/16/2029	1,022,716	0.1
345,000	Lowe's Cos., Inc., 4.450%, 04/01/2062	291,441	0.0
391,000	Lowe's Cos., Inc., 5.750%, 07/01/2053	414,697	0.0
122,000	Lowe's Cos., Inc., 5.800%, 09/15/2062	129,255	0.0
298,000	Lowe's Cos., Inc., 5.850%, 04/01/2063	312,642	0.0
591,000	McDonald's Corp., 5.450%, 08/14/2053	629,413	0.0
370,299 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	371,621	0.0
534,000 (2)	Target Corp., 4.800%, 01/15/2053	530,497	0.0
1,120,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	1,180,337	0.1
308,000	Toyota Motor Credit Corp., MTN, 1.900%, 01/13/2027	286,663	0.0
1,130,000	Toyota Motor Credit Corp., MTN, 4.550%, 09/20/2027	1,139,486	0.1
683,861	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	693,158	0.0
2,051,857	United Airlines Pass Through Trust 2016-2, AA, 2.875%, 04/07/2030	1,837,181	0.1
274,957	United Airlines Pass Through Trust 2018-1, AA, 3.500%, 09/01/2031	251,012	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
133,033	United Airlines Pass Through Trust 2019-1, AA, 4.150%, 02/25/2033	$122,942	0.0
1,193,258	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	1,193,780	0.1
1,065,000 (1)	Volkswagen Group of America Finance LLC, 5.900%, 09/12/2033	1,106,406	0.1
947,000 (2)	Walmart, Inc., 4.000%, 04/15/2030	945,429	0.0
1,869,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	1,791,512	0.1
1,337,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	1,179,341	0.1
1,774,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	1,523,770	0.1
427,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	366,136	0.0
		36,722,806	1.6

	Consumer, Non-cyclical: 4.5%
1,636,000	AbbVie, Inc., 2.600%, 11/21/2024	1,599,025	0.1
247,000	AbbVie, Inc., 3.200%, 05/14/2026	239,492	0.0
726,000	AbbVie, Inc., 3.200%, 11/21/2029	678,995	0.0
864,000	AbbVie, Inc., 4.050%, 11/21/2039	780,615	0.0
1,236,000	AbbVie, Inc., 4.300%, 05/14/2036	1,184,984	0.1
856,000	AbbVie, Inc., 4.500%, 05/14/2035	837,747	0.0
288,000	AbbVie, Inc., 4.550%, 03/15/2035	282,563	0.0
557,000	AbbVie, Inc., 4.625%, 10/01/2042	527,876	0.0
844,000	Altria Group, Inc., 6.200%, 11/01/2028	885,913	0.1
217,000	Amgen, Inc., 2.200%, 02/21/2027	201,854	0.0
52,000	Amgen, Inc., 2.300%, 02/25/2031	44,499	0.0
175,000	Amgen, Inc., 2.450%, 02/21/2030	155,269	0.0
922,000	Amgen, Inc., 2.770%, 09/01/2053	592,438	0.0
341,000	Amgen, Inc., 3.150%, 02/21/2040	265,573	0.0
733,000	Amgen, Inc., 4.400%, 02/22/2062	619,642	0.0
144,000	Amgen, Inc., 5.250%, 03/02/2030	148,099	0.0
593,000	Amgen, Inc., 5.250%, 03/02/2033	608,178	0.0

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
2,495,000	Amgen, Inc., 5.600%, 03/02/2043	$2,579,714	0.1
961,000	Amgen, Inc., 5.650%, 03/02/2053	1,011,787	0.1
804,000	Amgen, Inc., 5.750%, 03/02/2063	844,520	0.1
950,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	931,967	0.1
1,239,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	1,307,599	0.1
35,000	BAT Capital Corp., 3.557%, 08/15/2027	33,425	0.0
852,000	BAT Capital Corp., 3.734%, 09/25/2040	627,225	0.0
218,000	BAT Capital Corp., 4.390%, 08/15/2037	182,843	0.0
743,000	BAT Capital Corp., 6.421%, 08/02/2033	778,069	0.0
797,000	BAT Capital Corp., 7.079%, 08/02/2043	847,201	0.1
1,110,000	BAT Capital Corp., 7.081%, 08/02/2053	1,187,773	0.1
1,113,000	Becton Dickinson & Co., 4.693%, 02/13/2028	1,118,386	0.1
173,000	Bristol-Myers Squibb Co., 3.200%, 06/15/2026	167,907	0.0
42,000	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	39,858	0.0
744,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	670,854	0.0
670,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	767,405	0.0
848,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	983,452	0.1
783,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	642,098	0.0
485,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	422,015	0.0
992,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	828,537	0.0
367,000	Centene Corp., 2.450%, 07/15/2028	327,127	0.0
560,000	Centene Corp., 2.625%, 08/01/2031	465,302	0.0
8,077,000	Centene Corp., 3.000%, 10/15/2030	7,005,210	0.3
2,158,000	Cigna Group, 3.250%, 04/15/2025	2,106,974	0.1
2,066,000	Cigna Group, 4.800%, 08/15/2038	1,999,515	0.1
316,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	298,012	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
936,000	CVS Health Corp., 2.700%, 08/21/2040	$667,864	0.0
1,057,000	CVS Health Corp., 3.875%, 07/20/2025	1,039,055	0.1
1,854,000	CVS Health Corp., 4.125%, 04/01/2040	1,593,860	0.1
1,966,000	CVS Health Corp., 4.780%, 03/25/2038	1,863,796	0.1
799,000	CVS Health Corp., 5.050%, 03/25/2048	748,003	0.0
212,000	CVS Health Corp., 5.300%, 06/01/2033	217,648	0.0
691,000	CVS Health Corp., 6.000%, 06/01/2063	734,077	0.0
43,040	CVS Pass-Through Trust, 6.943%, 01/10/2030	43,984	0.0
371,000	Elevance Health, Inc., 4.900%, 02/08/2026	370,345	0.0
602,000 (2)	Estee Lauder Cos., Inc., 4.650%, 05/15/2033	605,013	0.0
932,000 (1)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	842,435	0.1
1,432,000	Global Payments, Inc., 1.200%, 03/01/2026	1,316,193	0.1
483,000	Global Payments, Inc., 4.450%, 06/01/2028	470,664	0.0
916,000	Global Payments, Inc., 5.950%, 08/15/2052	935,397	0.1
339,000	HCA, Inc., 2.375%, 07/15/2031	279,542	0.0
432,000	HCA, Inc., 3.125%, 03/15/2027	409,688	0.0
128,000	HCA, Inc., 3.375%, 03/15/2029	118,167	0.0
321,000	HCA, Inc., 3.500%, 09/01/2030	291,081	0.0
659,000	HCA, Inc., 4.375%, 03/15/2042	557,549	0.0
1,578,000	HCA, Inc., 4.500%, 02/15/2027	1,560,345	0.1
759,000	HCA, Inc., 5.250%, 04/15/2025	758,636	0.0
290,000	HCA, Inc., 5.250%, 06/15/2049	269,951	0.0
699,000	Humana, Inc., 5.950%, 03/15/2034	748,456	0.0
153,000	J M Smucker Co., 2.750%, 09/15/2041	107,279	0.0
1,204,000	J M Smucker Co., 6.500%, 11/15/2043	1,342,904	0.1
153,000	Johnson & Johnson, 2.100%, 09/01/2040	108,957	0.0
603,000	Johnson & Johnson, 3.625%, 03/03/2037	555,182	0.0
159,000	Johnson & Johnson, 5.850%, 07/15/2038	181,909	0.0
1,304,000	Kenvue, Inc., 4.900%, 03/22/2033	1,344,714	0.1

See Accompanying Notes to Financial Statements

100

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
542,000	Kenvue, Inc., 5.050%, 03/22/2028	$555,601	0.0
412,000	Kenvue, Inc., 5.100%, 03/22/2043	427,795	0.0
999,000	Kenvue, Inc., 5.200%, 03/22/2063	1,045,659	0.1
377,000 (1)	Mars, Inc., 2.375%, 07/16/2040	270,686	0.0
1,838,000 (1)	Mars, Inc., 3.875%, 04/01/2039	1,615,536	0.1
633,000	McKesson Corp., 5.250%, 02/15/2026	633,025	0.0
1,045,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	1,045,816	0.1
226,000	Merck & Co., Inc., 4.500%, 05/17/2033	227,755	0.0
617,000	Merck & Co., Inc., 4.900%, 05/17/2044	624,549	0.0
548,000	Merck & Co., Inc., 5.000%, 05/17/2053	563,900	0.0
569,000 (2)	Merck & Co., Inc., 5.150%, 05/17/2063	593,945	0.0
525,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	448,131	0.0
1,145,000 (1)	Nestle Holdings, Inc., 3.900%, 09/24/2038	1,051,198	0.1
1,116,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	1,110,725	0.1
373,000 (2)	PayPal Holdings, Inc., 2.300%, 06/01/2030	326,235	0.0
48,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	43,945	0.0
2,206,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	2,189,013	0.1
1,021,000	PepsiCo, Inc., 5.125%, 11/10/2026	1,043,199	0.1
707,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	712,285	0.0
2,990,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	2,997,812	0.1
87,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	86,743	0.0
1,097,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	1,120,742	0.1
2,877,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	2,907,001	0.1
424,000	Philip Morris International, Inc., 5.375%, 02/15/2033	435,111	0.0
766,000	Philip Morris International, Inc., 5.625%, 09/07/2033	800,419	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
325,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	$283,436	0.0
290,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	259,723	0.0
688,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	763,337	0.0
800,000	Reynolds American, Inc., 5.850%, 08/15/2045	750,302	0.0
1,223,000 (1)	Roche Holdings, Inc., 5.338%, 11/13/2028	1,269,125	0.1
2,247,000 (1)	Roche Holdings, Inc., 5.489%, 11/13/2030	2,373,369	0.1
596,000 (1)	Roche Holdings, Inc., 5.593%, 11/13/2033	642,960	0.0
528,000	Royalty Pharma PLC, 1.200%, 09/02/2025	492,901	0.0
1,140,000	Royalty Pharma PLC, 1.750%, 09/02/2027	1,022,803	0.1
1,264,000	Royalty Pharma PLC, 3.300%, 09/02/2040	950,668	0.1
591,000	Royalty Pharma PLC, 3.350%, 09/02/2051	400,106	0.0
424,000	S&P Global, Inc., 1.250%, 08/15/2030	347,318	0.0
1,112,000	S&P Global, Inc., 2.700%, 03/01/2029	1,029,096	0.1
485,000 (1)	S&P Global, Inc., 5.250%, 09/15/2033	507,785	0.0
1,397,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	1,432,068	0.1
1,062,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	1,090,616	0.1
1,053,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	1,098,046	0.1
561,000	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	593,939	0.0
816,000 (1)	Triton Container International Ltd., 2.050%, 04/15/2026	747,782	0.0
646,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	517,772	0.0
572,000	Unilever Capital Corp., 5.000%, 12/08/2033	593,757	0.0
393,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	297,819	0.0
372,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	290,899	0.0
590,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	501,817	0.0

See Accompanying Notes to Financial Statements

101

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
509,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	$419,838	0.0
611,000	UnitedHealth Group, Inc., 4.200%, 05/15/2032	598,200	0.0
368,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	372,097	0.0
620,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	633,593	0.0
624,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	707,303	0.0
544,000	Viatris, Inc., 2.700%, 06/22/2030	460,832	0.0
1,527,000	Viatris, Inc., 3.850%, 06/22/2040	1,137,179	0.1
795,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	819,599	0.0
		104,193,142	4.5

	Energy: 1.9%
316,000	BP Capital Markets America, Inc., 2.772%, 11/10/2050	211,619	0.0
996,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	690,700	0.0
174,000	BP Capital Markets America, Inc., 3.000%, 02/24/2050	123,196	0.0
171,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	167,576	0.0
338,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	344,066	0.0
223,000	BP Capital Markets PLC, 3.279%, 09/19/2027	214,596	0.0
740,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	705,163	0.0
297,000 (1)	Cameron LNG LLC, 2.902%, 07/15/2031	260,782	0.0
35,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	33,080	0.0
1,269,000 (1)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	1,304,519	0.1
445,000 (1)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	459,626	0.0
636,000	ConocoPhillips Co., 5.300%, 05/15/2053	654,220	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
1,110,000	ConocoPhillips Co., 5.550%, 03/15/2054	$1,179,548	0.1
1,122,000	ConocoPhillips Co., 5.700%, 09/15/2063	1,215,988	0.1
1,717,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	1,389,078	0.1
204,000	Diamondback Energy, Inc., 4.400%, 03/24/2051	169,106	0.0
96,000 (2)	Diamondback Energy, Inc., 6.250%, 03/15/2033	102,630	0.0
398,000	Enbridge, Inc., 5.700%, 03/08/2033	413,848	0.0
963,000 (3)	Enbridge, Inc. 20-A, 5.750%, 07/15/2080	890,125	0.0
572,000	Energy Transfer L.P., 4.250%, 04/01/2024	569,921	0.0
152,000	Energy Transfer L.P., 4.900%, 03/15/2035	145,030	0.0
586,000	Energy Transfer L.P., 5.000%, 05/15/2050	523,390	0.0
1,598,000	Energy Transfer L.P., 5.300%, 04/01/2044	1,473,698	0.1
831,000	Energy Transfer L.P., 5.350%, 05/15/2045	773,591	0.0
166,000	Energy Transfer L.P., 5.400%, 10/01/2047	155,038	0.0
337,000	Energy Transfer L.P., 6.000%, 06/15/2048	340,304	0.0
948,000	Energy Transfer L.P., 6.550%, 12/01/2033	1,030,139	0.1
392,000	Energy Transfer L.P. 20Y, 5.800%, 06/15/2038	394,622	0.0
1,362,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,344,947	0.1
1,180,000 (3)	Enterprise Products Operating LLC D, 8.638%, (TSFR3M + 3.248%), 08/16/2077	1,174,664	0.1
826,000 (2)	Equinor ASA, 3.125%, 04/06/2030	776,014	0.0
93,000	Exxon Mobil Corp., 2.995%, 08/16/2039	74,739	0.0
1,450,000	Hess Corp., 4.300%, 04/01/2027	1,435,752	0.1
984,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	975,329	0.1
710,000	Kinder Morgan Energy Partners L.P., 5.000%, 03/01/2043	635,354	0.0
905,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	848,773	0.0
539,000	Kinder Morgan, Inc., 4.800%, 02/01/2033	519,109	0.0

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
256,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	$228,968	0.0
740,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	748,424	0.0
230,000	Marathon Petroleum Corp., 6.500%, 03/01/2041	247,520	0.0
86,000	MPLX L.P., 1.750%, 03/01/2026	80,474	0.0
1,081,000	MPLX L.P., 4.000%, 03/15/2028	1,043,089	0.1
601,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	424,149	0.0
218,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	226,591	0.0
358,000	Occidental Petroleum Corp., 6.600%, 03/15/2046	388,102	0.0
460,000	Occidental Petroleum Corp., 7.500%, 05/01/2031	516,414	0.0
132,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	144,105	0.0
893,000	ONEOK Partners L.P., 6.200%, 09/15/2043	936,482	0.1
753,000	ONEOK, Inc., 5.850%, 01/15/2026	764,549	0.0
363,000	Ovintiv, Inc., 5.650%, 05/15/2028	370,647	0.0
381,000	Ovintiv, Inc., 6.250%, 07/15/2033	394,188	0.0
933,000	Ovintiv, Inc., 7.100%, 07/15/2053	1,027,670	0.1
161,000	Phillips 66, 0.900%, 02/15/2024	160,018	0.0
33,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.300%, 01/31/2043	26,311	0.0
1,749,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,731,350	0.1
1,497,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	1,466,936	0.1
891,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	895,237	0.0
453,000	Schlumberger Investment SA, 2.650%, 06/26/2030	407,116	0.0
102,000	Shell International Finance BV, 2.875%, 11/26/2041	77,403	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
167,000	Shell International Finance BV, 3.000%, 11/26/2051	$119,104	0.0
521,000	Targa Resources Corp., 4.950%, 04/15/2052	458,051	0.0
529,000	Targa Resources Corp., 6.250%, 07/01/2052	546,980	0.0
1,641,000	Targa Resources Corp., 6.500%, 03/30/2034	1,773,996	0.1
1,223,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	1,189,618	0.1
111,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	100,665	0.0
3,740,000	Williams Cos., Inc., 4.000%, 09/15/2025	3,673,108	0.2
243,000	Williams Cos., Inc., 5.100%, 09/15/2045	229,411	0.0
		44,116,556	1.9

	Financial: 8.0%
600,000 (1)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	479,623	0.0
128,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	93,659	0.0
124,000	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	119,809	0.0
1,821,000	Alleghany Corp., 3.250%, 08/15/2051	1,380,169	0.1
929,000	Alleghany Corp., 4.900%, 09/15/2044	901,020	0.0
468,000 (3)	American Express Co., 4.990%, 05/01/2026	466,810	0.0
1,854,000 (3)	American Express Co., 5.282%, 07/27/2029	1,893,326	0.1
330,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	272,471	0.0
296,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	265,298	0.0
1,131,000	American International Group, Inc., 3.400%, 06/30/2030	1,042,641	0.1
1,414,000	American International Group, Inc., 4.200%, 04/01/2028	1,378,788	0.1
1,789,000	American International Group, Inc., 5.125%, 03/27/2033	1,816,669	0.1
244,000	American Tower Corp., 2.700%, 04/15/2031	209,688	0.0
176,000	American Tower Corp., 3.600%, 01/15/2028	167,831	0.0

See Accompanying Notes to Financial Statements

103

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
528,000	American Tower Corp., 3.650%, 03/15/2027	$508,198	0.0
91,000	American Tower Corp., 4.400%, 02/15/2026	89,903	0.0
543,000	American Tower Corp., 5.250%, 07/15/2028	552,040	0.0
1,166,000	American Tower Corp., 5.550%, 07/15/2033	1,207,230	0.1
717,000	American Tower Corp., 5.650%, 03/15/2033	745,608	0.0
711,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	745,702	0.0
1,141,000	Assurant, Inc., 3.700%, 02/22/2030	1,029,459	0.1
795,000	AvalonBay Communities, Inc., 5.300%, 12/07/2033	827,601	0.0
849,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	844,871	0.0
800,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 7.883%, 11/15/2034	870,993	0.0
1,000,000	Banco Santander SA, 2.746%, 05/28/2025	965,695	0.0
1,400,000	Banco Santander SA, 6.938%, 11/07/2033	1,555,470	0.1
4,872,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	4,465,292	0.2
343,000 (3)	Bank of America Corp., 2.299%, 07/21/2032	280,205	0.0
813,000 (3)	Bank of America Corp., 2.482%, 09/21/2036	644,349	0.0
793,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	657,781	0.0
1,484,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	1,253,611	0.1
3,774,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	3,557,500	0.2
468,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	447,213	0.0
1,054,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	926,118	0.0
1,028,000 (3)	Bank of America Corp., 5.202%, 04/25/2029	1,035,018	0.1
795,000 (3)	Bank of America Corp., 5.288%, 04/25/2034	797,256	0.0
3,699,000 (3)	Bank of America Corp., 5.872%, 09/15/2034	3,874,280	0.2
1,971,000 (3)	Bank of America Corp., GMTN, 3.593%, 07/21/2028	1,870,665	0.1
1,641,000 (3)	Bank of America Corp., MTN, 1.843%, 02/04/2025	1,634,731	0.1
466,000 (3)	Bank of America Corp., MTN, 1.898%, 07/23/2031	381,460	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
222,000 (3)	Bank of America Corp., MTN, 2.015%, 02/13/2026	$213,384	0.0
1,513,000 (3)	Bank of America Corp., MTN, 2.087%, 06/14/2029	1,334,257	0.1
1,120,000 (3)	Bank of America Corp., MTN, 2.551%, 02/04/2028	1,038,074	0.1
510,000 (3)	Bank of America Corp., MTN, 2.972%, 02/04/2033	434,126	0.0
1,054,000 (3)	Bank of America Corp., MTN, 3.194%, 07/23/2030	956,570	0.0
1,114,000 (3)	Bank of America Corp., MTN, 4.271%, 07/23/2029	1,076,426	0.1
474,000 (3)	Bank of America Corp. N, 1.658%, 03/11/2027	438,680	0.0
930,000 (3)	Bank of America Corp. N, 2.651%, 03/11/2032	785,724	0.0
2,083,000 (3)	Bank of America Corp. RR, 4.375%, 12/31/2199	1,861,632	0.1
247,000 (3)	Bank of New York Mellon Corp., MTN, 6.474%, 10/25/2034	273,706	0.0
1,801,000 (3)	Bank of Nova Scotia, 4.588%, 05/04/2037	1,612,521	0.1
1,417,000	Bank of Nova Scotia, 5.650%, 02/01/2034	1,470,142	0.1
1,396,000 (1)	Banque Federative du Credit Mutuel SA, 4.935%, 01/26/2026	1,391,874	0.1
553,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	481,528	0.0
1,546,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	1,217,270	0.1
231,000 (1)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	198,064	0.0
892,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	920,472	0.0
874,000 (1)(3)	BNP Paribas SA, 5.894%, 12/05/2034	913,780	0.0
1,229,000	Brookfield Finance, Inc., 3.625%, 02/15/2052	877,894	0.0
1,385,000 (1)(3)	CaixaBank SA, 6.840%, 09/13/2034	1,463,914	0.1
1,002,000	Camden Property Trust, 5.850%, 11/03/2026	1,032,701	0.1
1,042,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	1,112,591	0.1

See Accompanying Notes to Financial Statements

104

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
713,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	$641,711	0.0
1,164,000 (3)	Charles Schwab Corp., 5.643%, 05/19/2029	1,194,644	0.1
560,000 (3)	Charles Schwab Corp. H, 4.000%, 12/31/2199	442,994	0.0
551,000	CI Financial Corp., 4.100%, 06/15/2051	324,033	0.0
701,000 (3)	Citizens Bank NA/ Providence RI, 4.575%, 08/09/2028	665,917	0.0
1,284,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	1,076,567	0.1
1,725,000 (3)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	1,590,858	0.1
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	587,838	0.0
1,250,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	1,179,118	0.1
1,084,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	980,679	0.0
914,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	934,947	0.0
819,000 (1)	Corebridge Financial, Inc., 6.050%, 09/15/2033	854,033	0.0
1,754,000 (3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	1,750,419	0.1
738,000	Credit Suisse AG/ New York NY, 1.250%, 08/07/2026	669,783	0.0
1,030,000	Credit Suisse AG/ New York NY, 5.000%, 07/09/2027	1,030,806	0.1
724,000	Crown Castle, Inc., 2.100%, 04/01/2031	590,088	0.0
222,000	Crown Castle, Inc., 2.500%, 07/15/2031	185,285	0.0
437,000	Crown Castle, Inc., 2.900%, 03/15/2027	408,961	0.0
1,293,000	Crown Castle, Inc., 4.800%, 09/01/2028	1,277,139	0.1
328,000 (2)	Crown Castle, Inc., 5.100%, 05/01/2033	324,947	0.0
647,000	Crown Castle, Inc., 5.600%, 06/01/2029	662,079	0.0
559,000	Crown Castle, Inc., 5.800%, 03/01/2034	578,950	0.0
747,000	CubeSmart L.P., 2.250%, 12/15/2028	660,342	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
813,000 (1)(3)	Depository Trust & Clearing Corp. D, 3.375%, 12/31/2199	$636,173	0.0
1,050,000 (3)	Discover Financial Services, 7.964%, 11/02/2034	1,168,520	0.1
595,000	Extra Space Storage L.P., 4.000%, 06/15/2029	567,844	0.0
749,000 (3)	Fifth Third Bancorp, 6.339%, 07/27/2029	780,151	0.0
2,891,000	First Horizon Bank, 5.750%, 05/01/2030	2,728,359	0.1
1,056,000 (3)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	1,121,222	0.1
498,000	Hartford Financial Services Group, Inc., 5.950%, 10/15/2036	530,519	0.0
2,091,000 (1)(3)	Hartford Financial Services Group, Inc. ICON, 7.766%, (TSFR3M + 2.387%), 02/12/2067	1,796,685	0.1
1,270,000	Healthpeak OP LLC, 5.250%, 12/15/2032	1,284,832	0.1
1,070,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	981,856	0.0
1,875,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	1,637,985	0.1
1,331,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,298,133	0.1
1,257,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	1,219,302	0.1
551,000 (3)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	417,200	0.0
561,000 (3)	Huntington Bancshares, Inc., 6.208%, 08/21/2029	578,802	0.0
290,000	Huntington National Bank, 5.650%, 01/10/2030	292,786	0.0
771,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	773,329	0.0
1,398,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	1,210,129	0.1
600,000	Invitation Homes Operating Parternship L.P., 5.450%, 08/15/2030	605,333	0.0
306,000	Invitation Homes Operating Parternship L.P., 5.500%, 08/15/2033	306,723	0.0
382,000	Invitation Homes Operating Partnership L.P., 2.000%, 08/15/2031	304,251	0.0

See Accompanying Notes to Financial Statements

105

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
2,109,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	$1,871,579	0.1
326,000 (2)	Invitation Homes Operating Partnership L.P., 4.150%, 04/15/2032	299,847	0.0
740,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	784,167	0.0
1,325,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,294,264	0.1
1,747,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	1,606,285	0.1
968,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	877,408	0.0
978,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	902,900	0.0
1,943,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	1,723,739	0.1
524,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	479,500	0.0
299,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	289,707	0.0
2,796,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	2,631,808	0.1
1,552,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,471,723	0.1
451,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	442,305	0.0
1,094,000 (3)	JPMorgan Chase & Co., 6.254%, 10/23/2034	1,186,518	0.1
562,000	KeyBank NA/ Cleveland OH, 4.900%, 08/08/2032	496,729	0.0
1,192,000 (3)	KeyCorp, MTN, 4.789%, 06/01/2033	1,095,221	0.1
427,000	Kite Realty Group L.P., 4.000%, 10/01/2026	403,930	0.0
779,000 (1)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	562,543	0.0
2,704,000 (3)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	2,716,163	0.1
1,203,000	Marsh & McLennan Cos., Inc., 5.400%, 09/15/2033	1,267,552	0.1
1,140,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	1,241,494	0.1
1,590,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	1,465,621	0.1
1,056,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	1,014,907	0.1
510,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	473,587	0.0
1,608,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,536,007	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,009,000 (3)	Morgan Stanley, 5.297%, 04/20/2037	$982,348	0.0
2,183,000 (3)	Morgan Stanley, 5.948%, 01/19/2038	2,208,605	0.1
370,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	387,791	0.0
2,535,000 (3)	Morgan Stanley, 6.627%, 11/01/2034	2,808,016	0.1
610,000 (3)	Morgan Stanley, GMTN, 0.791%, 01/22/2025	608,222	0.0
2,682,000 (3)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	2,450,961	0.1
529,000	Morgan Stanley, GMTN, 3.875%, 01/27/2026	518,367	0.0
631,000 (3)	Morgan Stanley, MTN, 2.720%, 07/22/2025	620,671	0.0
2,692,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	2,578,546	0.1
1,320,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	1,328,326	0.1
1,308,000 (3)	Morgan Stanley, MTN, 5.250%, 04/21/2034	1,308,481	0.1
291,000 (3)	Morgan Stanley, MTN, 5.424%, 07/21/2034	295,471	0.0
1,355,000	National Bank of Canada, 5.600%, 12/18/2028	1,390,166	0.1
1,064,000 (3)	NatWest Group PLC, 5.808%, 09/13/2029	1,091,975	0.1
276,000 (1)	New York Life Insurance Co., 3.750%, 05/15/2050	221,226	0.0
595,000 (3)	Northern Trust Corp., 3.375%, 05/08/2032	550,697	0.0
282,000 (1)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	210,986	0.0
3,894,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	3,325,082	0.2
290,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	201,797	0.0
529,000 (3)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	502,292	0.0
2,149,000 (3)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	2,008,601	0.1
398,000	Realty Income Corp., 3.950%, 08/15/2027	387,250	0.0
3,380,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	2,710,960	0.1
440,000	Sabra Health Care L.P., 3.200%, 12/01/2031	360,336	0.0
640,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	583,751	0.0

See Accompanying Notes to Financial Statements

106

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
672,000	Sixth Street Specialty Lending, Inc., 6.950%, 08/14/2028	$692,938	0.0
1,164,000 (3)	State Street Corp., 5.684%, 11/21/2029	1,204,250	0.1
1,858,000 (3)	State Street Corp., 6.123%, 11/21/2034	1,973,266	0.1
389,000 (1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	287,523	0.0
571,000 (1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	540,428	0.0
874,000 (3)	Truist Financial Corp., 6.296%, (TSFR3M + 0.912%), 03/15/2028	796,327	0.0
459,000 (3)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	420,386	0.0
862,000 (3)	Truist Financial Corp., MTN, 4.916%, 07/28/2033	803,191	0.0
4,036,000 (3)	Truist Financial Corp., MTN, 5.867%, 06/08/2034	4,119,917	0.2
672,000 (3)	Truist Financial Corp. N, 4.800%, 12/31/2199	619,479	0.0
773,000 (3)	Truist Financial Corp. Q, 5.100%, 12/31/2199	704,361	0.0
2,983,000	UBS AG, 5.125%, 05/15/2024	2,962,092	0.1
750,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	688,045	0.0
1,441,000 (1)(3)	UBS Group AG, 6.301%, 09/22/2034	1,526,533	0.1
253,000 (1)(2)(3)	UBS Group AG, 9.250%, 12/31/2199	281,024	0.0
769,000 (1)(3)	UBS Group AG, 9.250%, 12/31/2199	831,502	0.0
1,308,000 (3)	US Bancorp, MTN, 4.967%, 07/22/2033	1,240,655	0.1
1,310,000 (3)	Wells Fargo & Co., 5.389%, 04/24/2034	1,316,454	0.1
2,938,000 (3)	Wells Fargo & Co., 6.491%, 10/23/2034	3,197,913	0.1
363,000 (3)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	349,531	0.0
402,000 (3)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	383,705	0.0
430,000 (3)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	425,676	0.0
426,000	Weyerhaeuser Co., 4.750%, 05/15/2026	424,210	0.0
		185,779,487	8.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 2.1%
583,000	Avnet, Inc., 5.500%, 06/01/2032	$577,350	0.0
677,000	Avnet, Inc., 6.250%, 03/15/2028	701,811	0.0
1,448,000	Berry Global, Inc., 1.650%, 01/15/2027	1,304,730	0.1
1,555,000 (2)	Boeing Co., 3.250%, 02/01/2028	1,476,273	0.1
438,000	Boeing Co., 3.250%, 02/01/2035	369,673	0.0
335,000	Boeing Co., 3.625%, 02/01/2031	311,307	0.0
208,000	Boeing Co., 3.850%, 11/01/2048	161,896	0.0
755,000	Boeing Co., 4.875%, 05/01/2025	751,853	0.0
964,000	Boeing Co., 5.150%, 05/01/2030	981,907	0.1
279,000	Boeing Co., 5.705%, 05/01/2040	288,756	0.0
1,184,000	Boeing Co., 5.805%, 05/01/2050	1,226,922	0.1
770,000	Boeing Co., 5.930%, 05/01/2060	798,708	0.0
1,473,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	1,254,031	0.1
277,000	Burlington Northern Santa Fe LLC, 4.400%, 03/15/2042	256,189	0.0
9,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	8,374	0.0
133,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	136,244	0.0
1,152,000	Burlington Northern Santa Fe LLC, 5.200%, 04/15/2054	1,200,331	0.1
571,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	514,720	0.0
220,000	Carrier Global Corp., 2.722%, 02/15/2030	196,934	0.0
351,000 (1)	Carrier Global Corp., 5.900%, 03/15/2034	379,784	0.0
1,384,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	1,427,362	0.1
386,000	FedEx Corp., 4.550%, 04/01/2046	346,290	0.0
635,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	663,830	0.0
1,320,000	GATX Corp., 6.900%, 05/01/2034	1,454,081	0.1
1,446,000	HEICO Corp., 5.250%, 08/01/2028	1,477,378	0.1
491,000	Ingersoll Rand, Inc., 5.700%, 08/14/2033	519,713	0.0

See Accompanying Notes to Financial Statements

107

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
2,285,000	John Deere Capital Corp., MTN, 4.700%, 06/10/2030	$2,323,354	0.1
752,000 (2)	John Deere Capital Corp., MTN, 4.750%, 01/20/2028	764,872	0.0
901,000	Lennox International, Inc., 5.500%, 09/15/2028	925,883	0.0
473,000	Lockheed Martin Corp., 4.750%, 02/15/2034	481,663	0.0
897,000	Lockheed Martin Corp., 5.200%, 02/15/2055	942,407	0.0
286,000	Lockheed Martin Corp., 5.900%, 11/15/2063	334,365	0.0
565,000 (2)	Mohawk Industries, Inc., 5.850%, 09/18/2028	586,199	0.0
491,000	Nordson Corp., 5.600%, 09/15/2028	509,537	0.0
354,000	Norfolk Southern Corp., 2.550%, 11/01/2029	318,267	0.0
585,000	Norfolk Southern Corp., 5.050%, 08/01/2030	599,466	0.0
464,000	Norfolk Southern Corp., 5.550%, 03/15/2034	490,293	0.0
1,583,000	Norfolk Southern Corp., 5.950%, 03/15/2064	1,768,490	0.1
635,000	Otis Worldwide Corp., 5.250%, 08/16/2028	653,105	0.0
658,000	Packaging Corp. of America, 5.700%, 12/01/2033	693,060	0.0
1,273,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.200%, 11/15/2025	1,180,983	0.1
1,634,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.700%, 06/15/2026	1,502,826	0.1
1,987,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	2,087,338	0.1
1,643,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	1,513,023	0.1
2,277,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	2,070,607	0.1
17,000	Raytheon Technologies Corp., 4.800%, 12/15/2043	15,841	0.0
654,000	Republic Services, Inc., 5.000%, 12/15/2033	668,002	0.0
688,000	Ryder System, Inc., 6.300%, 12/01/2028	730,109	0.0
861,000	Ryder System, Inc., 6.600%, 12/01/2033	955,216	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
1,055,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	$1,069,677	0.1
1,052,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	948,038	0.1
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,203,608	0.1
26,000	Union Pacific Corp., 3.550%, 05/20/2061	19,555	0.0
436,000	Union Pacific Corp., 3.799%, 10/01/2051	365,419	0.0
204,000	Union Pacific Corp., 3.839%, 03/20/2060	166,708	0.0
52,000	Union Pacific Corp., 3.950%, 08/15/2059	42,533	0.0
347,000 (1)	Veralto Corp., 5.450%, 09/18/2033	359,658	0.0
272,000	Waste Management, Inc., 2.000%, 06/01/2029	242,299	0.0
510,000	Waste Management, Inc., 4.625%, 02/15/2030	516,117	0.0
349,000	Waste Management, Inc., 4.875%, 02/15/2029	357,376	0.0
1,764,000	Waste Management, Inc., 4.875%, 02/15/2034	1,800,308	0.1
		48,992,649	2.1

	Technology: 1.6%
1,280,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	1,238,643	0.1
1,460,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	1,386,059	0.1
242,000	Apple, Inc., 2.700%, 08/05/2051	166,634	0.0
870,000	Apple, Inc., 2.850%, 08/05/2061	595,373	0.0
148,000	Apple, Inc., 3.850%, 08/04/2046	128,800	0.0
308,000	Apple, Inc., 4.100%, 08/08/2062	274,686	0.0
64,000	Apple, Inc., 4.375%, 05/13/2045	60,773	0.0
176,000	Apple, Inc., 4.650%, 02/23/2046	173,825	0.0
2,188,000 (1)	Broadcom, Inc., 3.187%, 11/15/2036	1,774,263	0.1
3,705,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	3,587,876	0.2
637,000	Concentrix Corp., 6.600%, 08/02/2028	655,813	0.0
1,578,000	Concentrix Corp., 6.850%, 08/02/2033	1,624,155	0.1

See Accompanying Notes to Financial Statements

108

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
522,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$534,487	0.0
1,182,000	Fiserv, Inc., 5.625%, 08/21/2033	1,238,855	0.1
740,000	HP, Inc., 2.650%, 06/17/2031	630,234	0.0
464,000	Intel Corp., 2.800%, 08/12/2041	347,836	0.0
109,000	Intel Corp., 3.700%, 07/29/2025	107,310	0.0
41,000 (2)	Intel Corp., 5.200%, 02/10/2033	42,851	0.0
1,144,000	Intel Corp., 5.700%, 02/10/2053	1,237,980	0.1
1,846,000	International Business Machines Corp., 3.500%, 05/15/2029	1,761,321	0.1
132,000	International Business Machines Corp., 4.150%, 07/27/2027	130,494	0.0
1,909,000	Intuit, Inc., 5.125%, 09/15/2028	1,974,397	0.1
1,599,000	Intuit, Inc., 5.200%, 09/15/2033	1,674,811	0.1
2,077,000	Intuit, Inc., 5.500%, 09/15/2053	2,273,519	0.1
783,000	KLA Corp., 5.250%, 07/15/2062	817,796	0.0
674,000	Marvell Technology, Inc., 5.750%, 02/15/2029	696,843	0.0
1,342,000 (1)	Microsoft Corp., 2.500%, 09/15/2050	907,496	0.0
458,000	Microsoft Corp., 2.525%, 06/01/2050	313,062	0.0
613,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 05/11/2041	469,068	0.0
141,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	129,691	0.0
233,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 5.000%, 01/15/2033	233,479	0.0
2,227,000	Oracle Corp., 2.300%, 03/25/2028	2,030,558	0.1
194,000	Oracle Corp., 2.800%, 04/01/2027	183,086	0.0
167,000	Oracle Corp., 2.950%, 05/15/2025	162,199	0.0
397,000	Oracle Corp., 3.250%, 11/15/2027	377,113	0.0
982,000	Oracle Corp., 3.650%, 03/25/2041	779,949	0.0
1,240,000	Oracle Corp., 3.800%, 11/15/2037	1,055,010	0.0
146,000	Oracle Corp., 3.850%, 07/15/2036	127,343	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
167,000	Oracle Corp., 3.850%, 04/01/2060	$121,253	0.0
212,000	Oracle Corp., 4.300%, 07/08/2034	198,154	0.0
928,000	Oracle Corp., 6.900%, 11/09/2052	1,090,266	0.1
1,720,000	QUALCOMM, Inc., 6.000%, 05/20/2053	1,980,983	0.1
322,000	Texas Instruments, Inc., 3.875%, 03/15/2039	297,440	0.0
776,000	Texas Instruments, Inc., 5.000%, 03/14/2053	795,391	0.0
1,441,000	Texas Instruments, Inc., 5.050%, 05/18/2063	1,478,021	0.1
		37,865,196	1.6

	Utilities: 3.7%
1,178,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	1,145,018	0.1
1,050,000	AES Corp., 1.375%, 01/15/2026	972,000	0.1
1,190,000	AES Corp., 2.450%, 01/15/2031	1,000,505	0.1
866,000 (1)	AES Corp., 3.950%, 07/15/2030	801,692	0.0
936,000	AES Corp., 5.450%, 06/01/2028	952,178	0.1
133,000	Alabama Power Co., 3.750%, 03/01/2045	108,363	0.0
521,000	Alabama Power Co., 5.850%, 11/15/2033	560,579	0.0
137,000	Alabama Power Co. A, 4.300%, 07/15/2048	119,029	0.0
99,000 (1)	Alliant Energy Finance LLC, 3.600%, 03/01/2032	86,974	0.0
1,091,000	Ameren Corp., 5.000%, 01/15/2029	1,096,672	0.1
494,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	418,232	0.0
1,354,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	1,259,395	0.1
181,000	Appalachian Power Co., 3.400%, 06/01/2025	176,942	0.0
252,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	213,102	0.0
164,000	Avangrid, Inc., 3.150%, 12/01/2024	160,368	0.0
318,000	Avangrid, Inc., 3.200%, 04/15/2025	309,160	0.0
819,000	Avangrid, Inc., 3.800%, 06/01/2029	772,802	0.0
573,000	Black Hills Corp., 3.050%, 10/15/2029	515,429	0.0
528,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	419,319	0.0
1,340,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	1,213,445	0.1

See Accompanying Notes to Financial Statements

109

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
154,000	Commonwealth Edison Co., 5.900%, 03/15/2036	$166,701	0.0
464,000	Consolidated Edison Co. of New York, Inc., 5.500%, 03/15/2034	486,972	0.0
638,000	Consolidated Edison Co. of New York, Inc., 5.900%, 11/15/2053	703,109	0.0
393,000	Consolidated Edison Co. of New York, Inc. 05-A, 5.300%, 03/01/2035	401,321	0.0
1,295,000	Consumers Energy Co., 4.900%, 02/15/2029	1,318,842	0.1
77,000 (3)	Dominion Energy, Inc., 3.071%, 08/15/2024	75,756	0.0
1,144,000	Dominion Energy, Inc., 5.375%, 11/15/2032	1,175,572	0.1
184,000 (3)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	164,076	0.0
398,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	345,636	0.0
129,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	103,589	0.0
1,169,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	950,215	0.1
925,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	794,748	0.0
70,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	62,008	0.0
993,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	1,019,425	0.1
135,000	Duke Energy Carolinas LLC, 6.450%, 10/15/2032	148,777	0.0
50,000	Duke Energy Corp., 3.150%, 08/15/2027	47,286	0.0
360,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	355,351	0.0
915,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	772,656	0.0
418,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	450,844	0.0
572,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	626,980	0.0
227,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	178,126	0.0
119,000	Duke Energy Ohio, Inc., 4.300%, 02/01/2049	101,636	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
471,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	$367,688	0.0
196,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	169,509	0.0
183,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	156,560	0.0
1,227,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,051,846	0.1
477,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	397,443	0.0
726,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	457,535	0.0
438,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	376,045	0.0
399,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	407,171	0.0
1,599,000	Entergy Corp., 0.900%, 09/15/2025	1,487,635	0.1
733,000	Entergy Corp., 2.400%, 06/15/2031	614,009	0.0
410,000	Entergy Corp., 2.800%, 06/15/2030	361,069	0.0
925,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	932,372	0.0
1,069,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	757,081	0.0
1,000,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	1,046,999	0.1
373,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	399,280	0.0
1,298,000	Eversource Energy, 2.900%, 03/01/2027	1,229,520	0.1
391,000	Eversource Energy, 5.125%, 05/15/2033	393,297	0.0
784,000	Eversource Energy, 5.450%, 03/01/2028	806,169	0.0
853,000	Eversource Energy, 5.950%, 02/01/2029	894,021	0.0
1,341,000	Eversource Energy U, 1.400%, 08/15/2026	1,223,969	0.1
351,000	Exelon Corp., 4.950%, 06/15/2035	338,944	0.0
1,257,000	Exelon Corp., 5.150%, 03/15/2028	1,278,651	0.1
12,000	Florida Power & Light Co., 2.875%, 12/04/2051	8,333	0.0
601,000	Florida Power & Light Co., 4.625%, 05/15/2030	605,514	0.0

See Accompanying Notes to Financial Statements

110

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
420,000	Florida Power & Light Co., 4.800%, 05/15/2033	$425,063	0.0
120,000	Florida Power & Light Co., 5.400%, 09/01/2035	122,291	0.0
73,000	Florida Power & Light Co., 5.650%, 02/01/2037	77,938	0.0
514,000	Georgia Power Co., 4.650%, 05/16/2028	518,323	0.0
1,480,000	Georgia Power Co. A, 2.200%, 09/15/2024	1,443,278	0.1
119,000	Iberdrola International BV, 5.810%, 03/15/2025	119,637	0.0
1,027,000	Idaho Power Co., MTN, 5.800%, 04/01/2054	1,101,746	0.1
87,000	Indiana Michigan Power Co., 3.850%, 05/15/2028	84,061	0.0
272,000	Indiana Michigan Power Co., 5.625%, 04/01/2053	286,062	0.0
108,000	Indiana Michigan Power Co., 6.050%, 03/15/2037	115,630	0.0
2,494,000	Interstate Power and Light Co., 3.250%, 12/01/2024	2,444,770	0.1
230,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	212,946	0.0
285,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	240,843	0.0
2,755,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	2,697,159	0.1
375,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	389,797	0.0
375,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	390,874	0.0
651,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	635,727	0.0
54,000	MidAmerican Energy Co., 4.800%, 09/15/2043	51,041	0.0
315,000	Mississippi Power Co., 4.750%, 10/15/2041	276,495	0.0
2,769,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	2,365,991	0.1
986,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	944,744	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
982,000 (1)	Monongahela Power Co., 5.850%, 02/15/2034	$1,031,620	0.1
185,000 (1)	Narragansett Electric Co., 3.395%, 04/09/2030	168,591	0.0
1,465,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	1,273,427	0.1
737,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	621,449	0.0
124,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 02/07/2028	118,946	0.0
157,000	National Rural Utilities Cooperative Finance Corp., 4.023%, 11/01/2032	146,619	0.0
271,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	257,308	0.0
349,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	335,634	0.0
625,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	662,304	0.0
647,000 (3)	National Rural Utilities Cooperative Finance Corp., 7.125%, 09/15/2053	668,462	0.0
1,111,000 (3)	National Rural Utilities Cooperative Finance Corp., 8.562%, (TSFR3M + 3.172%), 04/30/2043	1,101,987	0.1
368,000	Nevada Power Co., 6.000%, 03/15/2054	404,472	0.0
378,000 (1)	New York State Electric & Gas Corp., 3.250%, 12/01/2026	356,504	0.0
1,161,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	1,068,392	0.1
1,194,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	1,017,315	0.1
947,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	938,373	0.1
183,000	NextEra Energy Capital Holdings, Inc., 4.450%, 06/20/2025	181,428	0.0

See Accompanying Notes to Financial Statements

111

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
1,160,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	$1,171,055	0.1
517,000	NSTAR Electric Co., 1.950%, 08/15/2031	423,755	0.0
935,000	ONE Gas, Inc., 1.100%, 03/11/2024	926,835	0.0
122,000	Pacific Gas and Electric Co., 3.250%, 06/01/2031	105,770	0.0
796,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	625,080	0.0
704,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	569,797	0.0
398,000	PacifiCorp, 4.100%, 02/01/2042	330,592	0.0
133,000	PECO Energy Co., 2.850%, 09/15/2051	89,924	0.0
474,000 (1)	Pennsylvania Electric Co., 5.150%, 03/30/2026	473,668	0.0
216,000	Public Service Co. of Oklahoma J, 2.200%, 08/15/2031	179,203	0.0
188,000	Public Service Co. of Oklahoma K, 3.150%, 08/15/2051	129,062	0.0
672,000	Public Service Electric and Gas Co., 5.450%, 08/01/2053	726,447	0.0
51,000	Public Service Electric and Gas Co., MTN, 3.000%, 05/15/2027	48,580	0.0
1,453,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	1,223,190	0.1
900,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	937,497	0.0
943,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	963,013	0.1
1,785,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	1,436,068	0.1
767,000	Southern Co., 5.113%, 08/01/2027	777,961	0.0
1,456,000 (3)	Southern Co. 21-A, 3.750%, 09/15/2051	1,329,339	0.1
1,714,000 (3)	Southern Co. B, 4.000%, 01/15/2051	1,632,941	0.1
374,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	374,311	0.0
1,474,000	Southwestern Electric Power Co. N, 1.650%, 03/15/2026	1,373,169	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
570,000	Tampa Electric Co., 4.350%, 05/15/2044	$490,267	0.0
512,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	528,157	0.0
563,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	597,675	0.0
416,000	Virginia Electric and Power Co. A, 3.800%, 04/01/2028	403,818	0.0
1,655,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	1,463,965	0.1
389,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	346,371	0.0
248,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	247,605	0.0
339,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	344,161	0.0
847,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	753,718	0.0
		84,831,731	3.7
	Total Corporate Bonds/Notes (Cost $604,993,352)	601,009,978	25.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.5%
	Federal Home Loan Mortgage Corporation: 2.2%(4)
230,318	2.500%, 05/01/2030	216,672	0.0
433,635	2.500%, 05/01/2030	407,736	0.0
570,725	2.500%, 06/01/2030	542,214	0.0
1,736,161	3.000%, 03/01/2045	1,590,017	0.1
2,289,517	3.000%, 03/01/2045	2,102,497	0.1
1,881,083	3.000%, 04/01/2045	1,722,744	0.1
1,973,586	3.000%, 04/01/2045	1,807,470	0.1
3,472,944	3.000%, 10/01/2046	3,162,713	0.2
4,453,593	3.000%, 10/01/2046	4,070,496	0.2
4,933,104	3.000%, 03/01/2048	4,496,170	0.2
672,795	3.500%, 08/01/2042	633,763	0.0
1,881,032	3.500%, 03/01/2045	1,766,081	0.1
332,532	3.500%, 04/01/2045	312,035	0.0
796,898	3.500%, 05/01/2045	748,552	0.1
346,780	3.500%, 06/01/2045	325,742	0.0
464,712	3.500%, 07/01/2045	435,203	0.0
531,197	3.500%, 07/01/2045	498,701	0.0
259,527	3.500%, 08/01/2045	243,782	0.0
388,852	3.500%, 08/01/2045	364,591	0.0
455,667	3.500%, 08/01/2045	428,021	0.0
489,147	3.500%, 08/01/2045	458,841	0.0
788,290	3.500%, 08/01/2045	740,317	0.0
523,070	3.500%, 09/01/2045	491,337	0.0
722,487	3.500%, 09/01/2045	677,410	0.0
1,003,396	3.500%, 11/01/2045	942,393	0.1
3,412,372	3.500%, 12/01/2046	3,190,322	0.2

See Accompanying Notes to Financial Statements

112

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
8,858,585	3.500%, 03/01/2048	$8,324,797	0.4
516,242	4.000%, 10/01/2041	499,638	0.0
547,673	4.000%, 12/01/2041	530,145	0.0
137,348	4.000%, 07/01/2045	132,651	0.0
77,797	4.000%, 09/01/2045	74,775	0.0
667,281	4.000%, 09/01/2045	643,220	0.0
1,125,460	4.000%, 09/01/2045	1,086,971	0.1
1,407,152	4.000%, 09/01/2045	1,359,029	0.1
617,058	4.000%, 05/01/2047	598,495	0.0
185,768	4.000%, 11/01/2047	178,063	0.0
177,241	4.000%, 03/01/2048	171,178	0.0
764,846	4.000%, 06/01/2048	742,467	0.1
3,343	4.500%, 06/01/2039	3,345	0.0
9,919	4.500%, 09/01/2040	9,912	0.0
33,980	4.500%, 03/01/2041	33,998	0.0
153,924	4.500%, 08/01/2041	153,894	0.0
269,889	4.500%, 08/01/2041	270,030	0.0
105,590	4.500%, 09/01/2041	105,635	0.0
126,829	4.500%, 09/01/2041	126,895	0.0
262,856	4.500%, 09/01/2041	262,994	0.0
683,671	4.500%, 09/01/2041	683,184	0.0
10,273	5.000%, 05/01/2028	10,279	0.0
54,586	5.000%, 05/01/2035	55,568	0.0
147,459	5.000%, 01/01/2041	150,017	0.0
83,472	5.000%, 04/01/2041	84,979	0.0
1,531 (3)	5.250%, (H15T1Y + 2.250%), 04/01/2032	1,531	0.0
220,156 (3)	5.491%, (RFUCCT1Y + 1.733%), 06/01/2035	225,202	0.0
5,617	5.500%, 03/01/2034	5,795	0.0
818	5.500%, 05/01/2036	838	0.0
39,667	5.500%, 06/01/2036	40,920	0.0
4,490	5.500%, 12/01/2036	4,632	0.0
20,667	5.500%, 03/01/2037	20,788	0.0
5,604	5.500%, 04/01/2037	5,782	0.0
33,567	5.500%, 05/01/2037	34,629	0.0
58,910	5.500%, 07/01/2037	60,778	0.0
7,031	5.500%, 09/01/2037	7,254	0.0
6,030	5.500%, 10/01/2037	6,222	0.0
20,794	5.500%, 11/01/2037	21,452	0.0
18,590	5.500%, 12/01/2037	19,179	0.0
66,250	5.500%, 12/01/2037	68,347	0.0
3,989	5.500%, 01/01/2038	4,115	0.0
4,402	5.500%, 01/01/2038	4,541	0.0
43,963	5.500%, 02/01/2038	45,354	0.0
59,963	5.500%, 02/01/2038	61,865	0.0
42,993	5.500%, 03/01/2038	44,354	0.0
52,721	5.500%, 04/01/2038	54,390	0.0
4,477	5.500%, 05/01/2038	4,619	0.0
45,110	5.500%, 05/01/2038	46,540	0.0
33,354	5.500%, 06/01/2038	34,240	0.0
114,879	5.500%, 06/01/2038	118,523	0.0
104,727	5.500%, 07/01/2038	108,042	0.0
4,758	5.500%, 08/01/2038	4,884	0.0
21,682	5.500%, 08/01/2038	22,369	0.0
24,401	5.500%, 09/01/2038	25,174	0.0
21,099	5.500%, 10/01/2038	21,767	0.0
23,548	5.500%, 10/01/2038	24,294	0.0
2,255	5.500%, 11/01/2038	2,326	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
80,360	5.500%, 11/01/2038	$82,909	0.0
4,920	5.500%, 12/01/2038	5,076	0.0
8,479	5.500%, 12/01/2038	8,747	0.0
18,914	5.500%, 01/01/2039	19,513	0.0
40,537	5.500%, 03/01/2039	41,821	0.0
15,665	5.500%, 07/01/2039	16,161	0.0
10,264	5.500%, 12/01/2039	10,589	0.0
70,576	5.500%, 03/01/2040	72,811	0.0
23,052	5.500%, 08/01/2040	23,781	0.0
34,865	5.500%, 08/01/2040	35,972	0.0
45,341	5.500%, 08/01/2040	46,777	0.0
29,818 (3)	5.585%, (RFUCCT1Y + 1.345%), 09/01/2035	30,174	0.0
144,172	6.000%, 09/01/2027	146,596	0.0
3,526	6.000%, 02/01/2029	3,639	0.0
4,208	6.000%, 05/01/2035	4,383	0.0
184,385	6.000%, 03/01/2037	192,951	0.0
1,586	6.000%, 05/01/2037	1,659	0.0
22,192	6.000%, 07/01/2037	23,220	0.0
5,702	6.000%, 08/01/2037	5,964	0.0
25,632	6.000%, 08/01/2037	26,820	0.0
137,261	6.000%, 09/01/2037	143,552	0.0
378	6.000%, 10/01/2037	395	0.0
5,819	6.000%, 11/01/2037	6,087	0.0
1,762	6.000%, 12/01/2037	1,831	0.0
5,095	6.000%, 12/01/2037	5,313	0.0
142,525	6.000%, 01/01/2038	148,967	0.0
854	6.000%, 04/01/2038	892	0.0
5,372	6.000%, 06/01/2038	5,587	0.0
312	6.000%, 07/01/2038	325	0.0
10,580	6.000%, 08/01/2038	11,001	0.0
36,770	6.000%, 11/01/2038	38,320	0.0
11,450	6.000%, 05/01/2039	11,836	0.0
6,744	6.000%, 08/01/2039	7,029	0.0
1,595	6.000%, 09/01/2039	1,648	0.0
3,716 (3)	6.338%, (H15T1Y + 2.250%), 11/01/2031	3,680	0.0
420,857	6.500%, 09/01/2034	436,632	0.0
35,778 (3)	6.509%, (H15T1Y + 2.436%), 01/01/2029	35,541	0.0
		51,476,924	2.2
	Federal National Mortgage Association: 0.0%(4)
17,758 (3)	4.175%, (RFUCCT1Y + 1.675%), 02/01/2035	17,695	0.0
42,997 (3)	4.317%, (RFUCCT1Y + 1.649%), 02/01/2034	42,916	0.0
47,929 (3)	4.357%, (RFUCCT1Y + 1.553%), 04/01/2035	47,620	0.0
1,232 (3)	4.464%, (ECOFC + 1.257%), 05/01/2036	1,209	0.0
6,411 (3)	4.585%, (H15T1Y + 2.210%), 04/01/2032	6,337	0.0
21,680 (3)	4.691%, (RFUCCT6M + 1.373%), 09/01/2035	21,410	0.0
7,665 (3)	5.003%, (ECOFC + 1.927%), 12/01/2036	7,586	0.0
225,173 (3)	5.555%, (H15T1Y + 1.805%), 08/01/2035	223,713	0.0

See Accompanying Notes to Financial Statements

113

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
10,606 (3)	5.716%, (RFUCCT1Y + 1.467%), 08/01/2035	$10,500	0.0
122,213 (3)	5.908%, (RFUCCT1Y + 1.658%), 10/01/2035	121,983	0.0
116,829 (3)	6.060%, (RFUCCT1Y + 1.810%), 09/01/2034	117,826	0.0
1,025 (3)	6.108%, (H15T1Y + 2.215%), 09/01/2031	1,018	0.0
21,773 (3)	6.129%, (12MTA + 1.200%), 08/01/2042	21,104	0.0
31,175 (3)	6.129%, (12MTA + 1.200%), 08/01/2042	30,139	0.0
11,462 (3)	6.129%, (12MTA + 1.200%), 10/01/2044	11,082	0.0
17,574 (3)	6.129%, (12MTA + 1.200%), 10/01/2044	16,756	0.0
56,237 (3)	6.300%, (H15T1Y + 2.175%), 10/01/2035	55,893	0.0
21,341 (3)	6.848%, (RFUCCT1M + 1.473%), 02/01/2033	21,452	0.0
		776,239	0.0
	Government National Mortgage Association: 4.8%
1,153,565	2.500%, 05/20/2051	1,010,237	0.1
3,987,427	2.500%, 08/20/2051	3,488,813	0.2
3,249,709	2.500%, 09/20/2051	2,843,443	0.1
1,675,848	2.500%, 11/20/2051	1,466,140	0.1
3,401,459	2.500%, 12/20/2051	2,976,037	0.1
5,464,081	2.500%, 03/20/2052	4,778,981	0.2
15,275,162	2.500%, 04/20/2052	13,359,952	0.6
23,311,992	2.500%, 05/20/2052	20,389,612	0.9
12,593,146	3.000%, 04/20/2045	11,610,933	0.5
903,479	3.000%, 11/20/2051	818,726	0.0
987,135	3.000%, 03/20/2052	890,517	0.1
13,265,000 (5)	3.000%, 01/20/2054	12,012,046	0.5
1,847,770	3.500%, 07/20/2046	1,697,654	0.1
266,206	3.500%, 07/20/2047	251,001	0.0
4,299,381	3.500%, 12/20/2047	4,042,590	0.2
2,437,529	3.500%, 01/20/2048	2,297,089	0.1
5,313,321	3.500%, 05/20/2050	4,995,133	0.2
340,674	4.000%, 11/20/2040	334,049	0.0
646,127	4.000%, 03/20/2046	626,363	0.0
5,395,496	4.000%, 03/20/2053	5,150,291	0.2
13,391,500 (5)	4.000%, 01/20/2054	12,786,824	0.6
542,984	4.500%, 08/20/2041	529,925	0.0
248,089	4.500%, 01/20/2047	248,311	0.0
1,642	5.000%, 11/15/2035	1,644	0.0
3,859	5.000%, 11/15/2035	3,836	0.0
4,235	5.000%, 11/15/2035	4,264	0.0
11,907	5.000%, 11/15/2035	11,835	0.0
13,144	5.000%, 06/15/2037	13,086	0.0
27,390	5.000%, 03/15/2038	27,233	0.0
63,679	5.000%, 03/15/2038	64,350	0.0
2,945	5.000%, 06/15/2038	2,932	0.0
818	5.000%, 09/15/2038	822	0.0
8,086	5.000%, 11/15/2038	8,160	0.0
27,611	5.000%, 11/15/2038	27,902	0.0
7,102	5.000%, 12/15/2038	7,177	0.0
41,282	5.000%, 12/15/2038	41,691	0.0
583,263	5.000%, 12/15/2038	589,400	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
39,214	5.000%, 01/15/2039	$39,627	0.0
68,486	5.000%, 01/15/2039	68,744	0.0
424,061	5.000%, 01/15/2039	427,380	0.0
17,336	5.000%, 02/15/2039	17,475	0.0
39,445	5.000%, 02/15/2039	39,861	0.0
59,554	5.000%, 02/15/2039	60,084	0.0
1,457	5.000%, 03/15/2039	1,471	0.0
46,045	5.000%, 03/15/2039	46,468	0.0
47,968	5.000%, 03/15/2039	48,409	0.0
77,875	5.000%, 03/15/2039	78,584	0.0
49,949	5.000%, 04/15/2039	50,445	0.0
370	5.000%, 05/15/2039	369	0.0
29,054	5.000%, 05/15/2039	29,321	0.0
64,179	5.000%, 05/15/2039	64,768	0.0
42,257	5.000%, 07/15/2039	42,698	0.0
29,983	5.000%, 09/15/2039	30,055	0.0
8,033	5.000%, 11/15/2039	7,967	0.0
1,146	5.000%, 04/15/2040	1,148	0.0
7,136	5.000%, 06/15/2040	7,189	0.0
2,624	5.000%, 09/15/2040	2,611	0.0
15,428	5.000%, 09/15/2040	15,589	0.0
31,062	5.000%, 10/15/2040	31,370	0.0
44,710	5.000%, 05/15/2042	44,649	0.0
178,230	5.000%, 02/20/2043	181,602	0.0
		110,746,883	4.8
	Uniform Mortgage-Backed Securities: 14.5%
3,730,135	2.000%, 10/01/2050	3,070,354	0.1
6,520,781	2.000%, 12/01/2050	5,369,185	0.2
949,745	2.000%, 11/01/2051	786,948	0.1
2,613,369	2.000%, 11/01/2051	2,167,903	0.1
5,912,191	2.000%, 11/01/2051	4,842,528	0.2
4,720,726	2.000%, 12/01/2051	3,866,251	0.2
6,124,277	2.000%, 12/01/2051	5,048,694	0.2
1,766,625	2.000%, 02/01/2052	1,463,364	0.1
3,346,166	2.000%, 02/01/2052	2,779,375	0.1
30,377,860	2.000%, 02/01/2052	24,925,855	1.1
7,648,356	2.000%, 03/01/2052	6,255,307	0.3
796,716	2.500%, 05/01/2030	756,140	0.0
1,200,922	2.500%, 06/01/2030	1,140,223	0.1
1,599,966	2.500%, 06/01/2030	1,517,905	0.1
669,748	2.500%, 07/01/2030	635,395	0.0
5,587,430	2.500%, 07/01/2050	4,795,138	0.2
17,459,246	2.500%, 11/01/2050	15,120,338	0.7
7,556,647	2.500%, 02/01/2051	6,445,292	0.3
9,536,065	2.500%, 03/01/2051	8,159,618	0.4
4,455,223	2.500%, 04/01/2051	3,815,204	0.2
8,999,793	2.500%, 11/01/2051	7,709,771	0.3
3,442,073	2.500%, 12/01/2051	2,960,439	0.1
4,379,508	2.500%, 12/01/2051	3,776,675	0.2
4,688,296	2.500%, 01/01/2052	4,038,589	0.2
2,499,406	2.500%, 02/01/2052	2,163,732	0.1
3,898,695	2.500%, 02/01/2052	3,338,388	0.2
4,106,714	2.500%, 02/01/2052	3,540,050	0.2
4,496,020	2.500%, 02/01/2052	3,850,117	0.2
4,532,882	2.500%, 02/01/2052	3,860,117	0.2
5,901,657	2.500%, 02/01/2052	5,059,232	0.2
1,713,538	3.000%, 08/01/2030	1,650,593	0.1
845,032	3.000%, 09/01/2030	812,602	0.1
See Accompanying Notes to Financial Statements

114

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
732,524	3.000%, 08/01/2043	$673,597	0.0
1,245,525	3.000%, 09/01/2043	1,145,424	0.1
4,505,683	3.000%, 04/01/2045	4,120,761	0.2
2,811,197	3.000%, 08/01/2046	2,563,244	0.1
268,683	3.000%, 09/01/2046	244,556	0.0
5,729,935	3.000%, 11/01/2046	5,211,086	0.2
3,786,452	3.000%, 01/01/2047	3,435,497	0.2
2,354,576	3.000%, 02/01/2052	2,102,390	0.1
4,137,788	3.000%, 02/01/2052	3,705,735	0.2
5,367,622	3.000%, 04/01/2052	4,788,521	0.2
3,639,118	3.000%, 05/01/2052	3,246,498	0.2
9,160,465	3.000%, 05/01/2052	8,152,390	0.4
5,463,725	3.000%, 10/01/2052	4,834,693	0.2
404,100	3.500%, 12/01/2041	382,878	0.0
71,884	3.500%, 08/01/2042	67,960	0.0
367,577	3.500%, 08/01/2042	346,301	0.0
283,582	3.500%, 10/01/2042	267,575	0.0
480,289	3.500%, 10/01/2042	453,378	0.0
207,325	3.500%, 03/01/2043	195,919	0.0
1,772,012	3.500%, 01/01/2046	1,661,804	0.1
2,920,381	3.500%, 02/01/2046	2,741,807	0.1
2,047,558	3.500%, 08/01/2046	1,922,383	0.1
12,306,508	3.500%, 08/01/2046	11,553,960	0.5
1,925,532	3.500%, 09/01/2047	1,797,769	0.1
5,665,993	3.500%, 07/01/2048	5,316,624	0.2
2,169,872	3.500%, 02/01/2052	2,017,647	0.1
1,533	4.000%, 05/01/2029	1,505	0.0
14,210	4.000%, 11/01/2030	13,949	0.0
7,865	4.000%, 02/01/2031	7,715	0.0
4,395	4.000%, 10/01/2031	4,305	0.0
3,378,105	4.000%, 12/01/2039	3,295,742	0.2
179,661	4.000%, 07/01/2042	174,831	0.0
392,729	4.000%, 07/01/2042	382,254	0.0
1,612,708	4.000%, 07/01/2042	1,569,353	0.1
139,904	4.000%, 08/01/2042	136,492	0.0
1,180,621	4.000%, 08/01/2043	1,148,872	0.1
2,014,265	4.000%, 09/01/2043	1,960,101	0.1
67,501	4.000%, 10/01/2043	65,638	0.0
141,130	4.000%, 10/01/2043	136,827	0.0
3,645,912	4.000%, 01/01/2045	3,540,979	0.2
357,211	4.000%, 06/01/2045	344,512	0.0
688,951	4.000%, 07/01/2045	666,687	0.0
1,475,046	4.000%, 07/01/2045	1,427,389	0.1
2,782,670	4.000%, 02/01/2046	2,683,729	0.1
540,747	4.000%, 06/01/2047	523,456	0.0
87,835	4.000%, 03/01/2048	84,494	0.0
349,192	4.000%, 03/01/2048	336,490	0.0
4,750,393	4.000%, 06/01/2048	4,558,189	0.2
2,552,783	4.000%, 09/01/2048	2,462,152	0.1
4,683,880	4.000%, 05/01/2051	4,482,582	0.2
4,555,713	4.000%, 05/01/2052	4,328,696	0.2
4,637,947	4.000%, 08/01/2052	4,388,671	0.2
10,850,545	4.000%, 11/01/2052	10,429,429	0.5
7,226	4.500%, 10/01/2025	7,122	0.0
79,903	4.500%, 07/01/2026	79,472	0.0
196,141	4.500%, 04/01/2029	194,339	0.0
3,029	4.500%, 06/01/2029	3,004	0.0
36,570	4.500%, 06/01/2029	36,272	0.0
38,108	4.500%, 07/01/2029	37,797	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
909	4.500%, 10/01/2029	$902	0.0
5,797	4.500%, 06/01/2030	5,704	0.0
205,955	4.500%, 10/01/2030	204,749	0.0
46,944	4.500%, 02/01/2031	46,505	0.0
30,036	4.500%, 05/01/2031	29,864	0.0
23,540	4.500%, 10/01/2033	23,619	0.0
11,734	4.500%, 01/01/2034	11,767	0.0
2,638	4.500%, 07/01/2034	2,645	0.0
3,078	4.500%, 09/01/2035	3,050	0.0
17,096	4.500%, 09/01/2035	17,067	0.0
21,967	4.500%, 11/01/2035	22,031	0.0
115,694	4.500%, 02/01/2036	113,880	0.0
43,382	4.500%, 01/01/2037	43,307	0.0
23,001	4.500%, 09/01/2037	23,079	0.0
1,479	4.500%, 02/01/2038	1,477	0.0
13,693	4.500%, 01/01/2039	13,680	0.0
20,463	4.500%, 02/01/2039	20,426	0.0
9,584	4.500%, 04/01/2039	9,563	0.0
24,993	4.500%, 04/01/2039	24,940	0.0
45,737	4.500%, 04/01/2039	45,250	0.0
308	4.500%, 05/01/2039	308	0.0
2,736	4.500%, 05/01/2039	2,730	0.0
8,966	4.500%, 05/01/2039	8,954	0.0
46,714	4.500%, 05/01/2039	46,634	0.0
48,400	4.500%, 05/01/2039	48,357	0.0
55,564	4.500%, 05/01/2039	55,485	0.0
601,851	4.500%, 05/01/2039	601,124	0.0
4,231	4.500%, 06/01/2039	4,227	0.0
74,660	4.500%, 06/01/2039	74,585	0.0
10,088	4.500%, 07/01/2039	10,075	0.0
16,212	4.500%, 07/01/2039	16,178	0.0
33,994	4.500%, 07/01/2039	33,922	0.0
35,979	4.500%, 08/01/2039	35,946	0.0
41,223	4.500%, 08/01/2039	40,901	0.0
71,701	4.500%, 08/01/2039	71,629	0.0
124,491	4.500%, 08/01/2039	124,379	0.0
138,244	4.500%, 09/01/2039	137,290	0.0
108,781	4.500%, 10/01/2039	108,683	0.0
6,644	4.500%, 11/01/2039	6,638	0.0
55,472	4.500%, 11/01/2039	55,422	0.0
3,417	4.500%, 12/01/2039	3,413	0.0
6,390	4.500%, 12/01/2039	6,384	0.0
3,245	4.500%, 01/01/2040	3,242	0.0
235,889	4.500%, 01/01/2040	235,234	0.0
56,184	4.500%, 02/01/2040	56,133	0.0
108,141	4.500%, 02/01/2040	108,044	0.0
34,542	4.500%, 04/01/2040	34,511	0.0
345,593	4.500%, 04/01/2040	345,282	0.0
32,846	4.500%, 05/01/2040	32,823	0.0
164,320	4.500%, 05/01/2040	163,969	0.0
2,471	4.500%, 06/01/2040	2,469	0.0
23,618	4.500%, 06/01/2040	23,597	0.0
40,456	4.500%, 06/01/2040	40,419	0.0
72,706	4.500%, 06/01/2040	72,641	0.0
174,570	4.500%, 06/01/2040	174,412	0.0
13,958	4.500%, 07/01/2040	13,945	0.0
51,398	4.500%, 07/01/2040	51,352	0.0
80,658	4.500%, 07/01/2040	80,586	0.0
1,363	4.500%, 08/01/2040	1,362	0.0

See Accompanying Notes to Financial Statements

115

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,002	4.500%, 08/01/2040	$3,000	0.0
16,766	4.500%, 08/01/2040	16,751	0.0
30,757	4.500%, 08/01/2040	30,730	0.0
44,752	4.500%, 08/01/2040	44,712	0.0
46,149	4.500%, 08/01/2040	46,107	0.0
53,886	4.500%, 08/01/2040	53,199	0.0
9,601	4.500%, 09/01/2040	9,593	0.0
11,148	4.500%, 09/01/2040	11,138	0.0
12,104	4.500%, 09/01/2040	11,983	0.0
18,227	4.500%, 09/01/2040	18,211	0.0
18,414	4.500%, 09/01/2040	18,398	0.0
72,525	4.500%, 09/01/2040	72,445	0.0
138,831	4.500%, 09/01/2040	138,706	0.0
17,208	4.500%, 10/01/2040	17,192	0.0
19,637	4.500%, 10/01/2040	19,620	0.0
54,002	4.500%, 10/01/2040	53,629	0.0
93,877	4.500%, 10/01/2040	93,793	0.0
105,883	4.500%, 10/01/2040	105,756	0.0
28,258	4.500%, 11/01/2040	28,233	0.0
33,624	4.500%, 11/01/2040	33,593	0.0
238,940	4.500%, 11/01/2040	238,725	0.0
270,161	4.500%, 11/01/2040	266,701	0.0
672,379	4.500%, 11/01/2040	671,774	0.0
1,963	4.500%, 12/01/2040	1,961	0.0
11,546	4.500%, 12/01/2040	11,458	0.0
15,447	4.500%, 12/01/2040	15,433	0.0
16,558	4.500%, 12/01/2040	16,543	0.0
23,337	4.500%, 12/01/2040	23,316	0.0
28,182	4.500%, 12/01/2040	28,156	0.0
67,271	4.500%, 12/01/2040	67,211	0.0
68,516	4.500%, 12/01/2040	68,433	0.0
136,711	4.500%, 12/01/2040	136,588	0.0
11,808	4.500%, 01/01/2041	11,798	0.0
28,464	4.500%, 01/01/2041	28,439	0.0
80,880	4.500%, 01/01/2041	80,807	0.0
145,710	4.500%, 01/01/2041	145,549	0.0
325,354	4.500%, 01/01/2041	325,061	0.0
15,097	4.500%, 02/01/2041	15,084	0.0
37,430	4.500%, 02/01/2041	37,397	0.0
49,872	4.500%, 02/01/2041	49,828	0.0
52,344	4.500%, 02/01/2041	52,297	0.0
54,564	4.500%, 02/01/2041	53,868	0.0
2,805	4.500%, 03/01/2041	2,803	0.0
10,867	4.500%, 03/01/2041	10,736	0.0
13,782	4.500%, 03/01/2041	13,770	0.0
18,807	4.500%, 03/01/2041	18,790	0.0
25,282	4.500%, 03/01/2041	25,228	0.0
33,737	4.500%, 03/01/2041	33,706	0.0
52,795	4.500%, 03/01/2041	52,747	0.0
69,142	4.500%, 03/01/2041	69,016	0.0
114,455	4.500%, 03/01/2041	113,335	0.0
3,354	4.500%, 04/01/2041	3,351	0.0
15,268	4.500%, 04/01/2041	15,075	0.0
25,948	4.500%, 04/01/2041	25,925	0.0
69,890	4.500%, 04/01/2041	69,184	0.0
146,651	4.500%, 04/01/2041	146,519	0.0
262,889	4.500%, 04/01/2041	262,652	0.0
2,381	4.500%, 05/01/2041	2,379	0.0
4,952	4.500%, 05/01/2041	4,947	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
10,821	4.500%, 05/01/2041	$10,800	0.0
13,091	4.500%, 05/01/2041	13,079	0.0
17,545	4.500%, 05/01/2041	17,530	0.0
135,823	4.500%, 05/01/2041	135,602	0.0
142,392	4.500%, 05/01/2041	142,249	0.0
163,374	4.500%, 05/01/2041	163,227	0.0
284,082	4.500%, 05/01/2041	283,827	0.0
9,713	4.500%, 06/01/2041	9,705	0.0
46,015	4.500%, 06/01/2041	45,936	0.0
171,954	4.500%, 06/01/2041	171,658	0.0
1,559	4.500%, 07/01/2041	1,543	0.0
2,717	4.500%, 07/01/2041	2,715	0.0
8,463	4.500%, 07/01/2041	8,456	0.0
16,601	4.500%, 07/01/2041	16,590	0.0
31,222	4.500%, 07/01/2041	31,165	0.0
74,266	4.500%, 07/01/2041	74,199	0.0
132,508	4.500%, 07/01/2041	132,362	0.0
12,354	4.500%, 08/01/2041	12,343	0.0
20,358	4.500%, 08/01/2041	20,115	0.0
41,355	4.500%, 08/01/2041	41,267	0.0
67,034	4.500%, 08/01/2041	66,974	0.0
85,642	4.500%, 08/01/2041	85,565	0.0
111,744	4.500%, 08/01/2041	110,531	0.0
122,986	4.500%, 08/01/2041	121,365	0.0
150,668	4.500%, 08/01/2041	150,440	0.0
3,424	4.500%, 09/01/2041	3,421	0.0
8,772	4.500%, 09/01/2041	8,764	0.0
42,112	4.500%, 09/01/2041	42,057	0.0
392,876	4.500%, 09/01/2041	392,442	0.0
15,135	4.500%, 10/01/2041	15,121	0.0
23,483	4.500%, 10/01/2041	23,442	0.0
41,865	4.500%, 10/01/2041	41,419	0.0
82,080	4.500%, 10/01/2041	81,998	0.0
149,445	4.500%, 10/01/2041	149,203	0.0
188,625	4.500%, 10/01/2041	188,455	0.0
403,217	4.500%, 10/01/2041	402,482	0.0
817,046	4.500%, 10/01/2041	815,388	0.1
2,664	4.500%, 11/01/2041	2,662	0.0
208,074	4.500%, 11/01/2041	207,844	0.0
172,595	4.500%, 12/01/2041	171,417	0.0
464,625	4.500%, 12/01/2041	463,969	0.0
8,150	4.500%, 01/01/2042	8,143	0.0
11,123	4.500%, 01/01/2042	11,101	0.0
18,933	4.500%, 01/01/2042	18,910	0.0
32,097	4.500%, 03/01/2042	31,962	0.0
26,115	4.500%, 04/01/2042	25,667	0.0
10,907	4.500%, 06/01/2042	10,861	0.0
4,569	4.500%, 08/01/2042	4,565	0.0
3,944	4.500%, 09/01/2042	3,871	0.0
6,258	4.500%, 01/01/2043	6,157	0.0
4,168	4.500%, 12/01/2043	4,139	0.0
41,578	4.500%, 04/01/2047	41,249	0.0
19,989	4.500%, 05/01/2047	19,771	0.0
46,111	4.500%, 06/01/2047	45,608	0.0
67,117	4.500%, 06/01/2047	66,386	0.0
63,867	4.500%, 07/01/2047	63,428	0.0
236,152	4.500%, 07/01/2047	233,214	0.0
15,846	4.500%, 08/01/2047	15,638	0.0
5,567,118	4.500%, 10/01/2052	5,400,372	0.3

See Accompanying Notes to Financial Statements

116

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
10,398	5.000%, 04/01/2026	$10,297	0.0
13,046	5.000%, 05/01/2026	12,918	0.0
12,826	5.000%, 08/01/2027	12,700	0.0
6,630	5.000%, 04/01/2028	6,621	0.0
4,983,890	5.000%, 05/01/2042	5,066,417	0.2
633,645	5.000%, 09/01/2052	627,357	0.0
32,107,942	5.000%, 10/01/2052	31,818,747	1.4
1,574	5.500%, 07/01/2026	1,580	0.0
1,799	5.500%, 12/01/2027	1,807	0.0
8,639	5.500%, 04/01/2028	8,675	0.0
2,595	5.500%, 08/01/2028	2,614	0.0
3,655	5.500%, 01/01/2029	3,670	0.0
32,032	5.500%, 10/01/2029	32,450	0.0
31,864	5.500%, 04/01/2033	32,824	0.0
10,859	5.500%, 10/01/2033	11,186	0.0
487	5.500%, 11/01/2033	502	0.0
2,019	5.500%, 11/01/2033	2,059	0.0
3,309	5.500%, 11/01/2033	3,408	0.0
5,251	5.500%, 11/01/2033	5,410	0.0
783	5.500%, 12/01/2033	807	0.0
9,399	5.500%, 12/01/2033	9,682	0.0
24,878	5.500%, 12/01/2033	25,628	0.0
57,111	5.500%, 12/01/2033	58,834	0.0
167,917	5.500%, 12/01/2033	171,252	0.0
229	5.500%, 01/01/2034	233	0.0
6,488	5.500%, 01/01/2034	6,624	0.0
7,895	5.500%, 01/01/2034	8,133	0.0
13,562	5.500%, 01/01/2034	13,936	0.0
61,446	5.500%, 01/01/2034	63,300	0.0
2,577	5.500%, 06/01/2034	2,655	0.0
4,314	5.500%, 11/01/2034	4,399	0.0
25,891	5.500%, 11/01/2034	26,672	0.0
522	5.500%, 12/01/2034	538	0.0
7,743	5.500%, 01/01/2035	7,977	0.0
15,651	5.500%, 01/01/2035	16,123	0.0
20,494	5.500%, 01/01/2035	21,006	0.0
8,438	5.500%, 02/01/2035	8,692	0.0
734,587	5.500%, 02/01/2035	756,763	0.0
4,832	5.500%, 07/01/2035	4,978	0.0
392,810	5.500%, 08/01/2035	404,655	0.0
1,571	5.500%, 10/01/2035	1,646	0.0
295	5.500%, 11/01/2035	301	0.0
27,500	5.500%, 11/01/2035	28,330	0.0
428	5.500%, 12/01/2035	441	0.0
439	5.500%, 12/01/2035	450	0.0
6,794	5.500%, 12/01/2035	6,999	0.0
70,645	5.500%, 12/01/2035	72,775	0.0
4,932	5.500%, 01/01/2036	5,081	0.0
43,250	5.500%, 01/01/2036	44,557	0.0
386	5.500%, 02/01/2036	396	0.0
6,400	5.500%, 04/01/2036	6,594	0.0
512,243	5.500%, 07/01/2036	527,707	0.0
388	5.500%, 08/01/2036	400	0.0
25,697	5.500%, 09/01/2036	26,472	0.0
42,711	5.500%, 09/01/2036	43,998	0.0
640	5.500%, 12/01/2036	659	0.0
968	5.500%, 12/01/2036	997	0.0
67,652	5.500%, 12/01/2036	69,695	0.0
68,588	5.500%, 12/01/2036	70,482	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
6,735	5.500%, 01/01/2037	$6,938	0.0
39,600	5.500%, 01/01/2037	40,798	0.0
55,817	5.500%, 02/01/2037	57,502	0.0
148,552	5.500%, 03/01/2037	151,904	0.0
6,334	5.500%, 04/01/2037	6,525	0.0
478	5.500%, 05/01/2037	493	0.0
1,237	5.500%, 05/01/2037	1,265	0.0
6,909	5.500%, 05/01/2037	7,118	0.0
14,714	5.500%, 05/01/2037	15,158	0.0
13,043	5.500%, 06/01/2037	13,403	0.0
29,424	5.500%, 06/01/2037	30,312	0.0
14,437	5.500%, 07/01/2037	14,724	0.0
8,272	5.500%, 08/01/2037	8,522	0.0
22,343	5.500%, 08/01/2037	23,018	0.0
23,451	5.500%, 08/01/2037	24,159	0.0
58,300	5.500%, 09/01/2037	60,062	0.0
388	5.500%, 11/01/2037	400	0.0
202,380	5.500%, 01/01/2038	208,497	0.0
391	5.500%, 02/01/2038	403	0.0
646	5.500%, 02/01/2038	666	0.0
3,558	5.500%, 03/01/2038	3,665	0.0
188,839	5.500%, 03/01/2038	194,553	0.0
339	5.500%, 04/01/2038	350	0.0
8,449	5.500%, 04/01/2038	8,661	0.0
27,276	5.500%, 04/01/2038	28,101	0.0
1,595	5.500%, 05/01/2038	1,643	0.0
5,086	5.500%, 05/01/2038	5,241	0.0
50,625	5.500%, 05/01/2038	51,894	0.0
11,215	5.500%, 06/01/2038	11,555	0.0
46,943	5.500%, 06/01/2038	48,363	0.0
953,709	5.500%, 06/01/2038	982,532	0.1
212	5.500%, 07/01/2038	218	0.0
21,941	5.500%, 07/01/2038	22,605	0.0
26,832	5.500%, 07/01/2038	27,643	0.0
28,096	5.500%, 07/01/2038	28,945	0.0
6,114	5.500%, 08/01/2038	6,299	0.0
12,541	5.500%, 08/01/2038	12,888	0.0
46,790	5.500%, 08/01/2038	48,205	0.0
30,169	5.500%, 11/01/2038	31,088	0.0
104,618	5.500%, 11/01/2038	107,783	0.0
109	5.500%, 12/01/2038	112	0.0
18,120	5.500%, 12/01/2038	18,673	0.0
29,009	5.500%, 01/01/2039	29,887	0.0
55,685	5.500%, 01/01/2039	57,367	0.0
190,154	5.500%, 01/01/2039	195,906	0.0
10,850	5.500%, 03/01/2039	11,178	0.0
100,344	5.500%, 06/01/2039	103,379	0.0
173,716	5.500%, 06/01/2039	178,968	0.0
9,629	5.500%, 07/01/2041	9,920	0.0
190,971	5.500%, 09/01/2041	196,739	0.0
31,923	6.000%, 11/01/2028	32,991	0.0
187	6.000%, 04/01/2031	193	0.0
203	6.000%, 01/01/2032	210	0.0
434	6.000%, 11/01/2032	451	0.0
453	6.000%, 11/01/2032	468	0.0
29,962	6.000%, 01/01/2033	31,146	0.0
1,893	6.000%, 09/01/2033	1,957	0.0
316	6.000%, 01/01/2034	329	0.0
22,103	6.000%, 06/01/2035	22,802	0.0

See Accompanying Notes to Financial Statements

117

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,212	6.000%, 07/01/2035	$3,328	0.0
4,267	6.000%, 07/01/2035	4,411	0.0
5,214	6.000%, 07/01/2035	5,411	0.0
6,596	6.000%, 07/01/2035	6,893	0.0
342	6.000%, 10/01/2035	352	0.0
925	6.000%, 10/01/2035	949	0.0
30,051	6.000%, 11/01/2035	31,301	0.0
2,058	6.000%, 12/01/2035	2,132	0.0
25,824	6.000%, 12/01/2035	26,985	0.0
179,410	6.000%, 12/01/2035	184,601	0.0
3,928	6.000%, 01/01/2036	4,074	0.0
19,283	6.000%, 02/01/2036	20,150	0.0
28,347	6.000%, 02/01/2036	29,622	0.0
14,998	6.000%, 03/01/2036	15,670	0.0
19,109	6.000%, 03/01/2036	20,265	0.0
10,357	6.000%, 04/01/2036	10,821	0.0
22,195	6.000%, 04/01/2036	23,190	0.0
7,929	6.000%, 05/01/2036	8,167	0.0
314	6.000%, 06/01/2036	327	0.0
1,694	6.000%, 06/01/2036	1,750	0.0
1,130	6.000%, 07/01/2036	1,173	0.0
2,384	6.000%, 07/01/2036	2,455	0.0
10,645	6.000%, 07/01/2036	11,061	0.0
40,590	6.000%, 07/01/2036	42,415	0.0
1,336	6.000%, 08/01/2036	1,376	0.0
2,042	6.000%, 08/01/2036	2,134	0.0
10,713	6.000%, 08/01/2036	11,195	0.0
11,611	6.000%, 08/01/2036	12,013	0.0
108,324	6.000%, 08/01/2036	112,554	0.0
299,203	6.000%, 08/01/2036	309,577	0.0
73	6.000%, 09/01/2036	75	0.0
7,911	6.000%, 09/01/2036	8,266	0.0
8,146	6.000%, 09/01/2036	8,413	0.0
11,612	6.000%, 09/01/2036	11,982	0.0
14,526	6.000%, 09/01/2036	15,034	0.0
30,303	6.000%, 09/01/2036	31,659	0.0
52,562	6.000%, 09/01/2036	54,426	0.0
2,133	6.000%, 10/01/2036	2,194	0.0
7,365	6.000%, 10/01/2036	7,585	0.0
9,688	6.000%, 10/01/2036	10,123	0.0
18,190	6.000%, 10/01/2036	18,981	0.0
22,853	6.000%, 10/01/2036	23,880	0.0
24,811	6.000%, 10/01/2036	25,924	0.0
8,532	6.000%, 11/01/2036	8,888	0.0
14,216	6.000%, 11/01/2036	14,603	0.0
21,519	6.000%, 11/01/2036	22,485	0.0
1,302	6.000%, 12/01/2036	1,347	0.0
2,092	6.000%, 12/01/2036	2,186	0.0
3,192	6.000%, 12/01/2036	3,317	0.0
18,435	6.000%, 12/01/2036	19,155	0.0
23,162	6.000%, 12/01/2036	24,204	0.0
351	6.000%, 01/01/2037	366	0.0
488	6.000%, 01/01/2037	509	0.0
6,700	6.000%, 01/01/2037	7,000	0.0
9,982	6.000%, 01/01/2037	10,255	0.0
7,197	6.000%, 02/01/2037	7,469	0.0
8,970	6.000%, 02/01/2037	9,373	0.0
48,931	6.000%, 02/01/2037	51,131	0.0
348	6.000%, 03/01/2037	360	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,311	6.000%, 03/01/2037	$4,462	0.0
4,421	6.000%, 03/01/2037	4,619	0.0
6,981	6.000%, 03/01/2037	7,197	0.0
10,238	6.000%, 03/01/2037	10,698	0.0
78,452	6.000%, 03/01/2037	82,377	0.0
610	6.000%, 04/01/2037	631	0.0
695	6.000%, 04/01/2037	719	0.0
1,240	6.000%, 04/01/2037	1,296	0.0
2,037	6.000%, 04/01/2037	2,120	0.0
5,006	6.000%, 04/01/2037	5,231	0.0
9,123	6.000%, 04/01/2037	9,533	0.0
12,069	6.000%, 04/01/2037	12,651	0.0
13,330	6.000%, 04/01/2037	13,825	0.0
15,913	6.000%, 04/01/2037	16,628	0.0
19,713	6.000%, 04/01/2037	20,359	0.0
26,030	6.000%, 04/01/2037	26,842	0.0
36,931	6.000%, 04/01/2037	38,598	0.0
62,949	6.000%, 04/01/2037	65,763	0.0
547	6.000%, 05/01/2037	569	0.0
4,696	6.000%, 05/01/2037	4,907	0.0
5,274	6.000%, 05/01/2037	5,437	0.0
7,019	6.000%, 05/01/2037	7,220	0.0
10,020	6.000%, 05/01/2037	10,471	0.0
10,133	6.000%, 05/01/2037	10,483	0.0
12,327	6.000%, 05/01/2037	12,753	0.0
13,332	6.000%, 05/01/2037	13,731	0.0
19,252	6.000%, 05/01/2037	20,117	0.0
49,770	6.000%, 05/01/2037	52,009	0.0
3,334	6.000%, 06/01/2037	3,485	0.0
3,468	6.000%, 06/01/2037	3,596	0.0
3,925	6.000%, 06/01/2037	4,101	0.0
4,685	6.000%, 06/01/2037	4,813	0.0
22,585	6.000%, 06/01/2037	23,197	0.0
34,173	6.000%, 06/01/2037	35,711	0.0
2,203	6.000%, 07/01/2037	2,302	0.0
4,438	6.000%, 07/01/2037	4,638	0.0
4,694	6.000%, 07/01/2037	4,926	0.0
5,010	6.000%, 07/01/2037	5,144	0.0
5,665	6.000%, 07/01/2037	5,813	0.0
6,093	6.000%, 07/01/2037	6,320	0.0
12,254	6.000%, 07/01/2037	12,716	0.0
29,601	6.000%, 07/01/2037	30,707	0.0
32,003	6.000%, 07/01/2037	33,435	0.0
4,066	6.000%, 08/01/2037	4,243	0.0
5,515	6.000%, 08/01/2037	5,724	0.0
7,175	6.000%, 08/01/2037	7,384	0.0
8,227	6.000%, 08/01/2037	8,456	0.0
11,368	6.000%, 08/01/2037	11,866	0.0
16,054	6.000%, 08/01/2037	16,608	0.0
28,466	6.000%, 08/01/2037	29,747	0.0
33,450	6.000%, 08/01/2037	34,639	0.0
503	6.000%, 09/01/2037	522	0.0
1,350	6.000%, 09/01/2037	1,410	0.0
5,323	6.000%, 09/01/2037	5,509	0.0
9,376	6.000%, 09/01/2037	9,797	0.0
57,673	6.000%, 09/01/2037	60,261	0.0
148,496	6.000%, 09/01/2037	155,178	0.0
564	6.000%, 10/01/2037	583	0.0
20,280	6.000%, 10/01/2037	21,183	0.0

See Accompanying Notes to Financial Statements

118

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
587	6.000%, 11/01/2037	$613	0.0
21,195	6.000%, 11/01/2037	22,085	0.0
29,696	6.000%, 11/01/2037	30,918	0.0
889	6.000%, 12/01/2037	928	0.0
16,715	6.000%, 12/01/2037	17,452	0.0
33,976	6.000%, 12/01/2037	35,300	0.0
39,522	6.000%, 12/01/2037	41,301	0.0
15,526	6.000%, 02/01/2038	16,172	0.0
53,435	6.000%, 02/01/2038	55,155	0.0
76,900	6.000%, 02/01/2038	80,104	0.0
699	6.000%, 03/01/2038	723	0.0
3,650	6.000%, 03/01/2038	3,792	0.0
16,435	6.000%, 03/01/2038	17,147	0.0
2,030	6.000%, 05/01/2038	2,121	0.0
45,256	6.000%, 05/01/2038	47,096	0.0
6,768	6.000%, 06/01/2038	7,072	0.0
25,714	6.000%, 07/01/2038	26,838	0.0
75,063	6.000%, 07/01/2038	78,319	0.0
767	6.000%, 08/01/2038	798	0.0
3,115	6.000%, 09/01/2038	3,229	0.0
4,064	6.000%, 09/01/2038	4,247	0.0
13,706	6.000%, 09/01/2038	14,225	0.0
14,471	6.000%, 09/01/2038	15,076	0.0
336	6.000%, 10/01/2038	345	0.0
1,142	6.000%, 10/01/2038	1,189	0.0
7,690	6.000%, 10/01/2038	8,030	0.0
8,556	6.000%, 10/01/2038	8,940	0.0
11,067	6.000%, 10/01/2038	11,376	0.0
18,449	6.000%, 10/01/2038	19,261	0.0
418	6.000%, 11/01/2038	435	0.0
1,061	6.000%, 11/01/2038	1,098	0.0
87,366	6.000%, 11/01/2038	91,167	0.0
798	6.000%, 12/01/2038	828	0.0
11,297	6.000%, 12/01/2038	11,772	0.0
42,396	6.000%, 12/01/2038	44,304	0.0
830	6.000%, 10/01/2039	867	0.0
10,591	6.000%, 10/01/2039	11,061	0.0
248,307	6.000%, 02/01/2040	259,105	0.0
10,288	6.000%, 04/01/2040	10,742	0.0
71,155	6.000%, 09/01/2040	73,856	0.0
108,763	6.000%, 10/01/2040	113,616	0.0
158,000	6.000%, 05/01/2041	165,111	0.0
825	6.500%, 04/01/2027	851	0.0
328	6.500%, 02/01/2028	339	0.0
4,409	6.500%, 01/01/2032	4,608	0.0
4,357	6.500%, 04/01/2032	4,517	0.0
3,312	6.500%, 10/01/2032	3,442	0.0
10,691	6.500%, 10/01/2032	11,155	0.0
3,492	6.500%, 03/01/2038	3,699	0.0
92	7.000%, 08/01/2025	95	0.0
1,448	7.000%, 03/01/2026	1,495	0.0
363	7.000%, 12/01/2027	375	0.0
138,303	7.000%, 03/01/2038	143,243	0.0
396,807	7.000%, 04/01/2038	414,387	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,775	7.500%, 09/01/2031	$4,893	0.0
		334,353,901	14.5
	Total U.S. Government Agency Obligations (Cost $513,680,276)	497,353,947	21.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.1%
663,085 (3)	Alternative Loan Trust 2005-53T2 2A6, 5.970%, (TSFR1M + 0.614%), 11/25/2035	369,323	0.0
956,425	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	678,059	0.0
1,116,711	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	932,141	0.0
184,874 (3)(6)	Alternative Loan Trust 2005-J3 2A2, 10.196%, (-1.000*TSFR1M + 4.886%), 05/25/2035	8,119	0.0
1,114,978	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	563,884	0.0
1,489,153 (3)	Alternative Loan Trust 2007-23CB A3, 5.970%, (TSFR1M + 0.614%), 09/25/2037	598,168	0.0
68,053	Banc of America Funding Trust 2007- 8 4A1, 6.000%, 08/25/2037	53,580	0.0
1,299,832 (1)(3)	Bayview MSR Opportunity Master Fund Trust 2022-2 AF, 5.000%, (SOFR30A + 0.850%), 12/25/2051	1,203,392	0.1
288,999 (3)	Bear Stearns ALT-A Trust 2005-10 22A1, 5.151%, 01/25/2036	269,025	0.0
197,185 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.488%, 05/25/2035	186,629	0.0
728,956 (3)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.228%, 11/25/2036	403,302	0.0
829,074 (3)	Bear Stearns ALT-A Trust 2006-6 32A1, 4.492%, 11/25/2036	432,544	0.0
1,589 (3)	Bear Stearns ARM Trust 2005-12 13A1, 4.803%, 02/25/2036	1,190	0.0
62,075 (3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.805%, 01/26/2036	45,944	0.0
3,300,000 (1)(3)	Bellemeade RE Ltd. 2021-3A M1C, 6.887%, (SOFR30A + 1.550%), 09/25/2031	3,270,294	0.2

See Accompanying Notes to Financial Statements

119

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
92,909 (3)	Chase Mortgage Finance Trust Series 2005-A1 1A1, 4.770%, 12/25/2035	$85,886	0.0
1,108,028 (3)	CHL Mortgage Pass- Through Trust 2004-22 A3, 4.765%, 11/25/2034	1,004,906	0.1
9,245 (3)	CHL Mortgage Pass- Through Trust 2004- HYB9 1A1, 5.003%, 02/20/2035	9,214	0.0
11,139 (3)	CHL Mortgage Pass- Through Trust 2005-2 2A3, 6.150%, (TSFR1M + 0.794%), 03/25/2035	10,092	0.0
1,384,289 (1)(3)	CIM Trust 2020-J1 B3, 3.443%, 07/25/2050	1,136,447	0.1
427,985	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	377,801	0.0
17,426 (3)	Citigroup Mortgage Loan Trust 2005- 3 2A2A, 5.322%, 08/25/2035	16,724	0.0
888,786	Citigroup Mortgage Loan Trust 2005- 8 3A1, 5.500%, 09/25/2035	874,831	0.0
634,335 (3)	Citigroup Mortgage Loan Trust 2007- 10 22AA, 4.523%, 09/25/2037	560,466	0.0
549,555 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	529,229	0.0
168,325	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	150,333	0.0
412,577 (1)(3)	Connecticut Avenue Securities Trust 2020- R02 2M2, 7.452%, (SOFR30A + 2.114%), 01/25/2040	415,937	0.0
800,000 (1)(3)	Connecticut Avenue Securities Trust 2020- SBT1 1M2, 9.102%, (SOFR30A + 3.764%), 02/25/2040	837,705	0.0
8,600,000 (1)(3)	Connecticut Avenue Securities Trust 2022- R01 1B1, 8.487%, (SOFR30A + 3.150%), 12/25/2041	8,677,911	0.4
88,662 (3)	DSLA Mortgage Loan Trust 2004-AR3 2A1, 6.046%, 07/19/2044	81,340	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
68,091 (1)(3)	Fannie Mae Connecticut Avenue Securities 2019-R01 2M2, 7.902%, (SOFR30A + 2.564%), 07/25/2031	$68,384	0.0
399,334 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.502%, (SOFR30A + 2.164%), 01/25/2040	404,808	0.0
2,700,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.452%, (SOFR30A + 3.114%), 01/25/2040	2,715,735	0.1
1,500,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2021-R01 1B1, 8.437%, (SOFR30A + 3.100%), 10/25/2041	1,514,810	0.1
1,500,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2021-R03 1B1, 8.087%, (SOFR30A + 2.750%), 12/25/2041	1,506,623	0.1
1,000,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2022-R08 1B1, 10.937%, (SOFR30A + 5.600%), 07/25/2042	1,085,461	0.1
2,439,698 (6)	Fannie Mae Interest Strip 409 C29, 5.000%, 04/25/2042	493,715	0.0
203,391 (6)	Fannie Mae Interest Strip 418 10, 4.000%, 08/25/2043	31,813	0.0
193,241 (6)	Fannie Mae Interest Strip 418 15, 3.500%, 08/25/2043	28,563	0.0
2,181,199 (6)	Fannie Mae Interest Strip 421 C11, 6.500%, 05/25/2039	378,347	0.0
109 (3)	Fannie Mae REMIC Trust 1994-77 FB, 6.952%, (SOFR30A + 1.614%), 04/25/2024	109	0.0
101,777	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	102,905	0.0
6,316 (3)	Fannie Mae REMIC Trust 2002-21 FC, 6.352%, (SOFR30A + 1.014%), 04/25/2032	6,357	0.0
417,202 (6)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	75,144	0.0
15,656 (3)	Fannie Mae REMIC Trust 2004-11 A, 5.563%, (SOFR30A + 0.234%), 03/25/2034	15,622	0.0

See Accompanying Notes to Financial Statements

120

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
201,659	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	$203,354	0.0
1,742,122 (3)(6)	Fannie Mae REMIC Trust 2005- 66 SY, 1.248%, (-1.000*SOFR30A + 6.586%), 07/25/2035	165,157	0.0
120,484 (3)	Fannie Mae REMIC Trust 2005- 74 DK, 2.192%, (-1.000*SOFR30A + 23.542%), 07/25/2035	122,449	0.0
2,001,626 (3)(6)	Fannie Mae REMIC Trust 2005- 92 SC, 1.228%, (-1.000*SOFR30A + 6.566%), 10/25/2035	174,106	0.0
102,535	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	104,869	0.0
412,622 (3)	Fannie Mae REMIC Trust 2006- 104 ES, 6.190%, (-1.000*SOFR30A + 32.878%), 11/25/2036	547,700	0.0
2,016,502 (3)(6)	Fannie Mae REMIC Trust 2006- 12 SD, 1.298%, (-1.000*SOFR30A + 6.636%), 10/25/2035	135,265	0.0
2,560,216 (3)(6)	Fannie Mae REMIC Trust 2006- 120 QD, 9.896%, (-1.000*SOFR30A + 4.586%), 10/25/2036	54,208	0.0
1,147,125 (3)(6)	Fannie Mae REMIC Trust 2006- 123 UI, 1.288%, (-1.000*SOFR30A + 6.626%), 01/25/2037	114,315	0.0
1,306,950 (3)(6)	Fannie Mae REMIC Trust 2006- 59 XS, 1.748%, (-1.000*SOFR30A + 7.086%), 07/25/2036	121,334	0.0
127,416 (3)(6)	Fannie Mae REMIC Trust 2006- 72 HS, 1.248%, (-1.000*SOFR30A + 6.586%), 08/25/2026	2,670	0.0
1,459,763 (3)(6)	Fannie Mae REMIC Trust 2007- 53 SX, 0.648%, (-1.000*SOFR30A + 5.986%), 06/25/2037	120,128	0.0
332,506 (3)	Fannie Mae REMIC Trust 2007-73 A1, 5.692%, (SOFR30A + 0.174%), 07/25/2037	323,838	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
189,981 (3)	Fannie Mae REMIC Trust 2008- 20 SP, 1.870%, (-1.000*SOFR30A + 15.214%), 03/25/2038	$187,758	0.0
1,008,774	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	984,117	0.1
3,463,359 (3)(6)	Fannie Mae REMIC Trust 2010- 102 SB, 1.148%, (-1.000*SOFR30A + 6.486%), 09/25/2040	381,351	0.0
3,843,559 (6)	Fannie Mae REMIC Trust 2010-112 PI, 6.000%, 10/25/2040	803,345	0.0
1,100,463 (3)(6)	Fannie Mae REMIC Trust 2010- 116 SE, 1.148%, (-1.000*SOFR30A + 6.486%), 10/25/2040	102,354	0.0
3,022,588 (3)(6)	Fannie Mae REMIC Trust 2010- 123 SL, 0.618%, (-1.000*SOFR30A + 5.956%), 11/25/2040	217,837	0.0
8,691,379 (3)(6)	Fannie Mae REMIC Trust 2010- 139 SA, 0.578%, (-1.000*SOFR30A + 5.916%), 12/25/2040	786,310	0.0
1,688,011 (3)(6)	Fannie Mae REMIC Trust 2010- 55 AS, 0.968%, (-1.000*SOFR30A + 6.306%), 06/25/2040	156,330	0.0
3,195,892	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	3,219,906	0.1
307,114	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	306,654	0.0
489,420	Fannie Mae REMIC Trust 2011-10 ZC, 5.000%, 02/25/2041	493,111	0.0
45,538	Fannie Mae REMIC Trust 2011-127 UY, 3.500%, 12/25/2041	42,656	0.0
1,000,000	Fannie Mae REMIC Trust 2011-128 KB, 4.500%, 12/25/2041	986,054	0.1
1,180,287 (3)(6)	Fannie Mae REMIC Trust 2011- 149 ES, 0.548%, (-1.000*SOFR30A + 5.886%), 07/25/2041	37,664	0.0
986,397 (6)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	96,685	0.0

See Accompanying Notes to Financial Statements

121

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,424,932	Fannie Mae REMIC Trust 2011-84 Z, 5.250%, 09/25/2041	$1,476,232	0.1
10,667,363	Fannie Mae REMIC Trust 2011-99 CZ, 4.500%, 10/25/2041	10,490,726	0.5
281,253 (3)(6)	Fannie Mae REMIC Trust 2012- 10 US, 0.998%, (-1.000*SOFR30A + 6.336%), 02/25/2042	32,445	0.0
56,947	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	55,821	0.0
631,724	Fannie Mae REMIC Trust 2012-110 CA, 3.000%, 10/25/2042	568,928	0.0
4,092,620 (3)(6)	Fannie Mae REMIC Trust 2012- 113 SG, 0.648%, (-1.000*SOFR30A + 5.986%), 10/25/2042	445,484	0.0
2,821,218 (3)(6)	Fannie Mae REMIC Trust 2012- 122 SB, 0.698%, (-1.000*SOFR30A + 6.036%), 11/25/2042	317,321	0.0
1,038,899 (6)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	60,802	0.0
765,285 (3)	Fannie Mae REMIC Trust 2012-131 BS, 10.546%, (-1.000*SOFR30A + 5.263%), 12/25/2042	509,275	0.0
9,886,638 (3)(6)	Fannie Mae REMIC Trust 2012- 134 SF, 0.698%, (-1.000*SOFR30A + 6.036%), 12/25/2042	1,057,550	0.1
4,618,740 (3)(6)	Fannie Mae REMIC Trust 2012- 137 SN, 0.648%, (-1.000*SOFR30A + 5.986%), 12/25/2042	460,399	0.0
7,195,258 (3)(6)	Fannie Mae REMIC Trust 2012- 19 S, 0.498%, (-1.000*SOFR30A + 5.836%), 03/25/2042	714,247	0.0
3,366,181 (3)(6)	Fannie Mae REMIC Trust 2012- 30 TS, 0.998%, (-1.000*SOFR30A + 6.336%), 04/25/2042	398,428	0.0
726,668 (6)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	99,896	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,882,077 (3)(6)	Fannie Mae REMIC Trust 2013- 60 DS, 0.748%, (-1.000*SOFR30A + 6.086%), 06/25/2033	$268,561	0.0
4,339,607 (3)(6)	Fannie Mae REMIC Trust 2013- 9 DS, 0.698%, (-1.000*SOFR30A + 6.036%), 02/25/2043	517,508	0.0
8,784,820 (3)(6)	Fannie Mae REMIC Trust 2013- 9 SA, 0.698%, (-1.000*SOFR30A + 6.036%), 03/25/2042	475,203	0.0
10,147,058 (6)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	2,056,616	0.1
13,244,196 (6)	Fannie Mae REMIC Trust 2016-2 IO, 5.500%, 02/25/2046	2,069,321	0.1
3,445,944 (3)(6)	Fannie Mae REMIC Trust 2016- 54 SD, 0.548%, (-1.000*SOFR30A + 5.886%), 08/25/2046	412,912	0.0
5,491,442 (3)(6)	Fannie Mae REMIC Trust 2016- 62 SC, 0.548%, (-1.000*SOFR30A + 5.886%), 09/25/2046	642,681	0.0
12,638,096 (3)(6)	Fannie Mae REMIC Trust 2016- 82 SD, 0.598%, (-1.000*SOFR30A + 5.936%), 11/25/2046	1,109,194	0.1
20,872,257 (3)(6)	Fannie Mae REMIC Trust 2016- 88 CS, 0.598%, (-1.000*SOFR30A + 5.936%), 12/25/2046	1,797,832	0.1
257,258	Fannie Mae REMIC Trust 2016-88 EA, 3.500%, 01/25/2045	252,905	0.0
5,294,921 (3)(6)	Fannie Mae REMIC Trust 2016- 93 SL, 1.198%, (-1.000*SOFR30A + 6.536%), 12/25/2046	412,246	0.0
796,568	Fannie Mae REMIC Trust 2016-97 PA, 3.000%, 12/25/2044	753,348	0.0
7,069,838 (6)	Fannie Mae REMIC Trust 2017-23 IO, 6.000%, 04/25/2047	1,495,524	0.1
1,042,261	Fannie Mae REMIC Trust 2017-54 D, 3.000%, 07/25/2047	932,223	0.0
3,471,991	Fannie Mae REMIC Trust 2018-11 BX, 4.000%, 12/25/2047	3,259,380	0.2

See Accompanying Notes to Financial Statements

122

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
188,897	Fannie Mae REMIC Trust 2018-27 EA, 3.000%, 05/25/2048	$169,101	0.0
3,103,212 (3)(6)	Fannie Mae REMIC Trust 2018- 43 SE, 0.798%, (-1.000*SOFR30A + 6.136%), 09/25/2038	259,848	0.0
490,408	Fannie Mae REMIC Trust 2018-64 ET, 3.000%, 09/25/2048	436,395	0.0
5,516,100 (3)(6)	Fannie Mae REMIC Trust 2019- 18 SA, 0.598%, (-1.000*SOFR30A + 5.936%), 05/25/2049	474,978	0.0
4,713,860 (3)(6)	Fannie Mae REMIC Trust 2019- 25 PS, 0.598%, (-1.000*SOFR30A + 5.936%), 06/25/2049	509,629	0.0
13,459,802 (3)(6)	Fannie Mae REMIC Trust 2019- 33 PS, 0.598%, (-1.000*SOFR30A + 5.936%), 07/25/2049	1,494,798	0.1
10,827,300 (6)	Fannie Mae REMIC Trust 2020-71 TI, 3.000%, 10/25/2050	1,824,566	0.1
9,171,272 (3)(6)	Fannie Mae REMIC Trust 2020- 94 SC, 0.498%, (-1.000*SOFR30A + 5.836%), 07/25/2050	1,026,212	0.1
12,260,188 (6)	Fannie Mae REMIC Trust 2021-13 BI, 3.000%, 02/25/2050	2,111,712	0.1
15,805,438 (6)	Fannie Mae REMIC Trust 2021-17 KI, 4.500%, 04/25/2051	3,484,261	0.2
17,126,317 (6)	Fannie Mae REMIC Trust 2021-8 TI, 4.000%, 03/25/2051	3,452,236	0.2
189 (3)	FHLMC-GNMA 27 FC, 7.125%, (PRIME + (1.375)%), 03/25/2024	188	0.0
103,427 (3)	First Horizon Alternative Mortgage Securities Trust 2005-AA1 1A1, 5.207%, 03/25/2035	62,136	0.0
53,403 (3)	First Horizon Asset Securities, Inc. 2005- AR6 4A1, 5.445%, 02/25/2036	50,361	0.0
18,599 (3)	First Horizon Mortgage Pass-Through Trust 2005-AR3 2A1, 5.464%, 08/25/2035	13,086	0.0
1,262,652 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.940%, 03/25/2048	1,138,431	0.1

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,767,713 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.940%, 03/25/2048	$1,535,832	0.1
1,571,984 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.009%, 04/25/2048	1,410,435	0.1
71,658	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	72,347	0.0
69,757	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	70,222	0.0
41,720 (3)	Freddie Mac REMIC Trust 2411 FJ, 5.803%, (SOFR30A + 0.464%), 12/15/2029	41,639	0.0
46,907	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	47,244	0.0
132,473	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	134,253	0.0
57,108	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	57,851	0.0
111,827 (6)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	18,532	0.0
2,316,966 (3)(6)	Freddie Mac REMIC Trust 2815 GS, 0.547%, (-1.000*SOFR30A + 5.886%), 03/15/2034	163,025	0.0
172,496	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	175,325	0.0
489,247	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	491,614	0.0
360,496	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	362,195	0.0
446,884	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	449,460	0.0
2,685,431 (3)(6)	Freddie Mac REMIC Trust 3045 DI, 1.277%, (-1.000*SOFR30A + 6.616%), 10/15/2035	235,308	0.0
180,339 (3)	Freddie Mac REMIC Trust 3065 DC, 3.501%, (-1.000*SOFR30A + 19.517%), 03/15/2035	183,867	0.0
224,355 (3)(6)	Freddie Mac REMIC Trust 3102 IS, 4.573%, (-1.000*SOFR30A + 24.147%), 01/15/2036	52,078	0.0
1,503,211	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,504,193	0.1

See Accompanying Notes to Financial Statements

123

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
860,533 (3)(6)	Freddie Mac REMIC Trust 3170 SA, 1.147%, (-1.000*SOFR30A + 6.486%), 09/15/2033	$68,028	0.0
352,603 (3)(6)	Freddie Mac REMIC Trust 3171 PS, 1.032%, (-1.000*SOFR30A + 6.371%), 06/15/2036	23,992	0.0
4,132,149 (3)(6)	Freddie Mac REMIC Trust 3284 CI, 0.667%, (-1.000*SOFR30A + 6.006%), 03/15/2037	359,957	0.0
1,808,313 (3)(6)	Freddie Mac REMIC Trust 3311 IC, 0.957%, (-1.000*SOFR30A + 6.296%), 05/15/2037	184,317	0.0
686,847	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	704,972	0.0
3,961,090 (3)(6)	Freddie Mac REMIC Trust 3510 IC, 0.627%, (-1.000*SOFR30A + 5.966%), 08/15/2037	345,276	0.0
162,729 (3)(6)	Freddie Mac REMIC Trust 3524 LA, 4.993%, 03/15/2033	157,022	0.0
28,582 (3)	Freddie Mac REMIC Trust 3556 NT, 8.553%, (SOFR30A + 3.214%), 03/15/2038	29,437	0.0
1,970,488 (3)(6)	Freddie Mac REMIC Trust 3575 ST, 1.147%, (-1.000*SOFR30A + 6.486%), 04/15/2039	225,505	0.0
3,181,873 (3)(6)	Freddie Mac REMIC Trust 3589 SB, 0.747%, (-1.000*SOFR30A + 6.086%), 10/15/2039	304,736	0.0
338,919 (6)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	38,242	0.0
3,215,641	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	3,258,073	0.2
1,083,722	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	1,118,939	0.1
6,212,603 (3)(6)	Freddie Mac REMIC Trust 3702 SB, 9.696%, (-1.000*SOFR30A + 4.386%), 08/15/2040	248,367	0.0
563,189	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	577,400	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
634,567	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	$610,104	0.0
2,171,969 (3)(6)	Freddie Mac REMIC Trust 3856 KS, 1.097%, (-1.000*SOFR30A + 6.436%), 05/15/2041	229,004	0.0
870,898	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	860,144	0.0
355,974 (3)(6)	Freddie Mac REMIC Trust 3925 SD, 0.597%, (-1.000*SOFR30A + 5.936%), 07/15/2040	9,704	0.0
1,061,083 (3)(6)	Freddie Mac REMIC Trust 3925 SL, 0.597%, (-1.000*SOFR30A + 5.936%), 01/15/2041	17,665	0.0
6,024,400 (3)(6)	Freddie Mac REMIC Trust 3951 SN, 1.097%, (-1.000*SOFR30A + 6.436%), 11/15/2041	715,392	0.0
334,978	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	332,426	0.0
875,188	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	934,599	0.0
49,620 (3)(6)	Freddie Mac REMIC Trust 4094 YS, 1.247%, (-1.000*SOFR30A + 6.586%), 04/15/2040	74	0.0
3,378,057 (3)(6)	Freddie Mac REMIC Trust 4102 MS, 1.147%, (-1.000*SOFR30A + 6.486%), 09/15/2042	444,005	0.0
7,702,795 (3)(6)	Freddie Mac REMIC Trust 4139 CS, 0.697%, (-1.000*SOFR30A + 6.036%), 12/15/2042	914,007	0.0
4,306,198 (6)	Freddie Mac REMIC Trust 4150 IO, 3.500%, 01/15/2043	643,679	0.0
418,207 (6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	67,243	0.0
3,656,550	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	3,478,245	0.2
19,293,728	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	18,984,924	0.8

See Accompanying Notes to Financial Statements

124

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,055,069 (3)(6)	Freddie Mac REMIC Trust 4313 SD, 0.697%, (-1.000*SOFR30A + 6.036%), 03/15/2044	$334,618	0.0
6,197,604 (3)(6)	Freddie Mac REMIC Trust 4313 SE, 0.697%, (-1.000*SOFR30A + 6.036%), 03/15/2044	561,246	0.0
101,573 (6)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	1,452	0.0
615,636 (6)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	82,275	0.0
13,336,836	Freddie Mac REMIC Trust 4335 XZ, 4.250%, 05/15/2044	12,794,067	0.6
7,352,671	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	7,011,760	0.3
1,492,765 (3)(6)	Freddie Mac REMIC Trust 4346 ST, 0.747%, (-1.000*SOFR30A + 6.086%), 07/15/2039	50,581	0.0
7,930,448	Freddie Mac REMIC Trust 4348 ZX, 4.250%, 06/15/2044	7,709,420	0.3
1,989,223 (3)(6)	Freddie Mac REMIC Trust 4386 LS, 0.647%, (-1.000*SOFR30A + 5.986%), 09/15/2044	201,895	0.0
1,958,458 (6)	Freddie Mac REMIC Trust 4465 MI, 5.000%, 03/15/2041	326,561	0.0
6,421,821 (3)(6)	Freddie Mac REMIC Trust 4675 KS, 0.547%, (-1.000*SOFR30A + 5.886%), 04/15/2047	708,503	0.0
3,796,096 (6)	Freddie Mac REMIC Trust 4717 IB, 4.000%, 09/15/2047	728,286	0.0
1,790,945	Freddie Mac REMIC Trust 4753 VZ, 3.000%, 12/15/2047	1,430,422	0.1
1,671,549	Freddie Mac REMIC Trust 4755 Z, 3.000%, 02/15/2048	1,445,188	0.1
16,390,702	Freddie Mac REMIC Trust 4771 HZ, 3.500%, 03/15/2048	14,749,889	0.6
734,719	Freddie Mac REMIC Trust 4787 PY, 4.000%, 05/15/2048	689,999	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,216,036 (3)(6)	Freddie Mac REMIC Trust 4892 ES, 0.698%, (-1.000*SOFR30A + 6.036%), 07/25/2045	$565,343	0.0
14,951,760 (3)(6)	Freddie Mac REMIC Trust 4901 BS, 0.648%, (-1.000*SOFR30A + 5.986%), 07/25/2049	1,285,881	0.1
2,369,355 (6)	Freddie Mac REMIC Trust 4953 AI, 4.000%, 02/25/2050	448,653	0.0
5,045,205 (6)	Freddie Mac REMIC Trust 4988 IJ, 4.500%, 12/15/2047	937,494	0.1
11,655,285 (3)(6)	Freddie Mac REMIC Trust 4995 SB, 0.648%, (-1.000*SOFR30A + 5.986%), 07/25/2050	1,385,768	0.1
4,146,536 (6)	Freddie Mac REMIC Trust 5015 EI, 4.500%, 09/25/2050	912,694	0.0
51,539,462 (6)	Freddie Mac REMIC Trust 5050 IM, 3.500%, 10/25/2050	9,697,289	0.4
33,707,078 (6)	Freddie Mac REMIC Trust 5072 IU, 2.500%, 02/25/2051	4,888,480	0.2
27,414,050 (6)	Freddie Mac REMIC Trust 5077 LI, 3.000%, 02/25/2051	4,195,844	0.2
16,222,450 (6)	Freddie Mac REMIC Trust 5118 LI, 3.000%, 06/25/2041	1,856,061	0.1
12,980,652 (6)	Freddie Mac REMIC Trust 5124 IQ, 3.500%, 07/25/2051	2,383,365	0.1
22,433,350 (6)	Freddie Mac REMIC Trust 5171 DI, 3.000%, 12/25/2051	4,107,594	0.2
23,106,703 (6)	Freddie Mac REMIC Trust 5211 IH, 3.500%, 04/25/2052	3,673,591	0.2
2,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- DNA6 B1, 8.737%, (SOFR30A + 3.400%), 10/25/2041	2,035,982	0.1
1,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- DNA7 B1, 8.987%, (SOFR30A + 3.650%), 11/25/2041	1,020,393	0.1
2,550,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- HQA3 M2, 7.437%, (SOFR30A + 2.100%), 09/25/2041	2,520,237	0.1

See Accompanying Notes to Financial Statements

125

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,400,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- HQA4 M2, 7.687%, (SOFR30A + 2.350%), 12/25/2041	$2,369,797	0.1
2,500,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- DNA1 M2, 7.837%, (SOFR30A + 2.500%), 01/25/2042	2,500,299	0.1
1,800,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- HQA1 M2, 10.587%, (SOFR30A + 5.250%), 03/25/2042	1,923,302	0.1
2,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- HQA2 M2, 11.337%, (SOFR30A + 6.000%), 07/25/2042	2,164,531	0.1
1,400,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- HQA3 M2, 10.687%, (SOFR30A + 5.350%), 08/25/2042	1,489,098	0.1
4,082,025 (6)	Freddie Mac Strips 228 IO, 6.000%, 02/01/2035	692,855	0.0
4,795,454 (3)(6)	Freddie Mac Strips 311 S1, 0.497%, (-1.000*SOFR30A + 5.836%), 08/15/2043	547,851	0.0
286,558 (3)(6)	Freddie Mac Strips 347 118, 4.500%, 02/15/2044	51,202	0.0
7,923,077 (3)(6)	Freddie Mac Strips 347 C29, 3.000%, 01/15/2044	1,117,874	0.1
6,803,733 (3)(6)	Freddie Mac Strips 347 C30, 3.500%, 02/15/2044	1,096,060	0.1
2,562,671 (3)(6)	Freddie Mac Strips 347 C31, 4.000%, 02/15/2044	422,452	0.0
5,980,602 (6)	Freddie Mac Strips 351 C1, 2.500%, 02/15/2031	298,759	0.0
4,154,399 (6)	Freddie Mac Strips 351 C11, 3.500%, 02/15/2031	312,007	0.0
5,387,883 (6)	Freddie Mac Strips 351 C12, 4.000%, 02/15/2031	458,884	0.0
3,978,887 (6)	Freddie Mac Strips 351 C13, 3.000%, 02/15/2031	258,996	0.0
6,422,900 (6)	Freddie Mac Strips 351 C2, 3.000%, 02/15/2031	399,475	0.0
5,274,388 (6)	Freddie Mac Strips 351 C7, 3.000%, 02/15/2031	324,854	0.0
5,854,127 (6)	Freddie Mac Strips 351 C8, 3.500%, 02/15/2031	444,181	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,761,695 (1)(3)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.637%, (SOFR30A + 2.300%), 08/25/2033	$1,779,779	0.1
1,666,998	Freddie Mac Structured Pass-Through Certificates T-54 2A, 6.500%, 02/25/2043	1,729,070	0.1
1,409,568 (3)	Freddie Mac Structured Pass-Through Certificates T-62 1A1, 6.212%, (12MTA + 1.200%), 10/25/2044	1,281,240	0.1
324,526 (3)(6)	Ginnie Mae 2005- 7 AH, 1.297%, (-1.000*TSFR1M + 6.656%), 02/16/2035	26,605	0.0
5,236,282 (3)(6)	Ginnie Mae 2007- 35 KY, 0.977%, (-1.000*TSFR1M + 6.336%), 06/16/2037	515,631	0.0
172,740 (3)	Ginnie Mae 2007- 8 SP, 4.305%, (-1.000*TSFR1M + 21.677%), 03/20/2037	206,386	0.0
1,062,932 (3)(6)	Ginnie Mae 2008- 35 SN, 0.928%, (-1.000*TSFR1M + 6.286%), 04/20/2038	87,219	0.0
528,061 (3)(6)	Ginnie Mae 2008- 40 PS, 1.027%, (-1.000*TSFR1M + 6.386%), 05/16/2038	41,457	0.0
4,507,498 (3)(6)	Ginnie Mae 2009- 106 SU, 0.728%, (-1.000*TSFR1M + 6.086%), 05/20/2037	415,139	0.0
1,538,930 (3)(6)	Ginnie Mae 2009- 25 KS, 0.728%, (-1.000*TSFR1M + 6.086%), 04/20/2039	156,673	0.0
745,370	Ginnie Mae 2009-29 PB, 4.750%, 05/20/2039	741,058	0.0
800,549	Ginnie Mae 2009-31 ZL, 4.500%, 05/20/2039	794,867	0.0
7,878,406	Ginnie Mae 2009-33 ZB, 6.000%, 05/20/2039	8,142,245	0.4
738,171 (6)	Ginnie Mae 2010-106 IP, 5.000%, 03/20/2040	55,609	0.0
833,100 (3)(6)	Ginnie Mae 2010- 116 NS, 1.177%, (-1.000*TSFR1M + 6.536%), 09/16/2040	64,695	0.0
2,896,605 (3)(6)	Ginnie Mae 2010- 116 SK, 1.148%, (-1.000*TSFR1M + 6.506%), 08/20/2040	272,894	0.0

See Accompanying Notes to Financial Statements

126

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,058,454 (3)(6)	Ginnie Mae 2010- 149 HS, 0.627%, (-1.000*TSFR1M + 5.986%), 05/16/2040	$30,878	0.0
957,611 (3)(6)	Ginnie Mae 2010- 4 SP, 1.027%, (-1.000*TSFR1M + 6.386%), 01/16/2039	26,434	0.0
1,432,929	Ginnie Mae 2010-59 ZA, 4.500%, 05/20/2040	1,425,298	0.1
329,698 (6)	Ginnie Mae 2010-6 IA, 5.000%, 11/20/2039	15,290	0.0
988,270 (3)(6)	Ginnie Mae 2010- 68 MS, 0.378%, (-1.000*TSFR1M + 5.736%), 06/20/2040	88,436	0.0
2,388,605 (6)	Ginnie Mae 2010-9 JI, 5.000%, 01/20/2040	495,467	0.0
353,648 (6)	Ginnie Mae 2011-116 BI, 4.000%, 08/16/2026	7,364	0.0
12,843	Ginnie Mae 2011- 169 BC, 7.000%, 05/16/2032	13,150	0.0
2,369,150 (3)(6)	Ginnie Mae 2011- 80 KS, 1.198%, (-1.000*TSFR1M + 6.556%), 06/20/2041	271,444	0.0
45,514 (6)	Ginnie Mae 2012-40 NI, 4.500%, 05/20/2040	2,830	0.0
4,652,663 (6)	Ginnie Mae 2013-167 PI, 5.500%, 11/20/2043	712,982	0.0
4,524,868 (6)	Ginnie Mae 2013-184 JI, 5.500%, 12/16/2043	974,157	0.1
361,485	Ginnie Mae 2013- 26 GU, 1.500%, 04/20/2042	326,433	0.0
359,390	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	320,322	0.0
155,738	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	136,316	0.0
115,639	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	99,185	0.0
3,747,916	Ginnie Mae 2014-3 EP, 2.750%, 02/16/2043	3,495,962	0.2
3,972,362 (3)(6)	Ginnie Mae 2014- 3 SU, 0.578%, (-1.000*TSFR1M + 5.936%), 07/20/2039	360,520	0.0
5,033,089 (3)(6)	Ginnie Mae 2014- 55 MS, 0.727%, (-1.000*TSFR1M + 6.086%), 04/16/2044	479,398	0.0
3,693,094 (3)(6)	Ginnie Mae 2014- 56 SP, 0.727%, (-1.000*TSFR1M + 6.086%), 12/16/2039	271,696	0.0
4,589,105 (3)(6)	Ginnie Mae 2014- 58 CS, 0.127%, (-1.000*TSFR1M + 5.486%), 04/16/2044	265,403	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,856,928 (6)	Ginnie Mae 2014-79 BI, 6.000%, 05/16/2044	$1,090,131	0.1
2,245,997 (3)(6)	Ginnie Mae 2014- 99 S, 0.128%, (-1.000*TSFR1M + 5.486%), 06/20/2044	203,514	0.0
1,094,880	Ginnie Mae 2018-112 AL, 3.500%, 08/20/2048	1,010,229	0.1
1,272,030	Ginnie Mae 2018-126 A, 3.500%, 09/20/2048	1,178,074	0.1
25,192,093 (3)(6)	Ginnie Mae 2019- 143 SC, 0.578%, (-1.000*TSFR1M + 5.936%), 04/20/2046	2,898,534	0.1
25,569,402 (6)	Ginnie Mae 2021-228 IG, 3.000%, 12/20/2051	3,956,384	0.2
11,698,710 (6)	Ginnie Mae 2021-87 ID, 2.500%, 05/20/2051	1,615,337	0.1
160,064 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	148,818	0.0
948,815 (1)(3)	GS Mortgage-Backed Securities Trust 2023- PJ4 A3, 6.000%, 01/25/2054	952,470	0.1
1,331	GSR Mortgage Loan Trust 2003-2F 3A1, 6.000%, 03/25/2032	1,302	0.0
32,755 (3)	HarborView Mortgage Loan Trust 2005- 2 2A1A, 5.910%, (TSFR1M + 0.554%), 05/19/2035	29,719	0.0
73,835 (3)	HomeBanc Mortgage Trust 2004-1 2A, 6.330%, (TSFR1M + 0.974%), 08/25/2029	70,938	0.0
1,491,935 (3)	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.680%, (TSFR1M + 0.534%), 02/25/2046	1,059,032	0.1
3,531 (3)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.263%, 02/25/2035	3,258	0.0
35,268 (3)	JP Morgan Mortgage Trust 2007-A1 5A5, 5.044%, 07/25/2035	34,595	0.0
929,474 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.778%, 12/25/2048	830,283	0.0
1,437,955 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.612%, 06/25/2048	1,274,075	0.1
1,437,886 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.612%, 06/25/2048	1,270,565	0.1
1,778,146 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.612%, 06/25/2048	1,501,622	0.1

See Accompanying Notes to Financial Statements

127

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,832,794 (1)(3)	JP Morgan Mortgage Trust 2019-8 B3A, 3.386%, 03/25/2050	$1,550,613	0.1
1,325,773 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.505%, 03/25/2051	1,110,913	0.1
1,759,762 (1)(3)	JP Morgan Mortgage Trust 2020-8 B3, 3.505%, 03/25/2051	1,490,798	0.1
6,478,209 (3)(6)	Lehman Mortgage Trust 2006-9 2A5, 1.150%, (-1.000*TSFR1M + 6.506%), 01/25/2037	673,476	0.0
25,546 (3)	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A3 1A, 4.756%, 05/25/2033	24,455	0.0
10,794 (3)	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 5.970%, (TSFR1M + 0.614%), 11/25/2035	10,097	0.0
2,000,000 (3)	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 7.270%, (TSFR1M + 1.914%), 09/25/2035	1,967,226	0.1
1,152,158 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,108,554	0.1
10,879 (1)(3)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	10,534	0.0
2,900,000 (1)(3)	Oaktown Re VII Ltd. 2021-2 M1C, 8.687%, (SOFR30A + 3.350%), 04/25/2034	2,929,024	0.1
953,497,005 (1)(6)	PMTT4 2017-PM1 XIO, 13.000%, 10/25/2048	3,514,733	0.2
322,384	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	272,234	0.0
1,110	RFMSI Series Trust 2003-S9 A1, 6.500%, 03/25/2032	1,086	0.0
1,431,203	Seasoned Credit Risk Transfer Trust 2017- 4 M45T, 4.500%, 06/25/2057	1,360,539	0.1
621,527	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	532,242	0.0
829,319	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	705,150	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
656,251	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	$556,085	0.0
663,782	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	566,989	0.0
850,943	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	722,353	0.0
172,727	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	146,991	0.0
21,088 (3)	Sequoia Mortgage Trust 2003-4 2A1, 6.172%, (TSFR1M + 0.814%), 07/20/2033	19,231	0.0
8,544 (3)	Sequoia Mortgage Trust 2005-4 2A1, 6.164%, 04/20/2035	8,447	0.0
565,387 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.763%, 05/25/2045	487,218	0.0
774,636 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.726%, 07/25/2045	564,639	0.0
93,941 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	86,169	0.0
1,924,572 (1)(3)	Sequoia Mortgage Trust 2020-3 B3, 3.320%, 04/25/2050	1,597,163	0.1
698,000 (1)(3)	Starwood Mortgage Residential Trust 2020-1 M1, 2.878%, 02/25/2050	603,007	0.0
436,846 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-7 4A, 6.064%, 04/25/2035	398,321	0.0
24,639 (3)	Structured Adjustable Rate Mortgage Loan Trust Series 2005- 17 3A1, 4.672%, 08/25/2035	21,149	0.0
71,705 (3)	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 5.970%, (TSFR1M + 0.614%), 07/19/2035	68,613	0.0
47,195 (3)	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 5.970%, (TSFR1M + 0.614%), 07/19/2035	42,753	0.0
106,667 (3)	Thornburg Mortgage Securities Trust 2006-5 A1, 5.080%, 10/25/2046	99,468	0.0

See Accompanying Notes to Financial Statements

128

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,500,000 (1)(3)	Triangle Re Ltd. 2021-3 M1B, 8.237%, (SOFR30A + 2.900%), 02/25/2034	$6,537,536	0.3
1,288,822 (1)(3)	Verus Securitization Trust 2021-4 A1, 0.938%, 07/25/2066	1,029,388	0.1
3,153 (3)	WaMu Mortgage Pass- Through Certificates 2002-AR2 A, 4.335%, (ECOFC + 1.250%), 02/27/2034	2,954	0.0
10,746 (3)	WaMu Mortgage Pass- Through Certificates 2002-AR9 1A, 6.412%, (12MTA + 1.400%), 08/25/2042	10,110	0.0
16,181 (3)	WaMu Mortgage Pass- Through Certificates 2005-AR1 A1A, 6.110%, (TSFR1M + 0.754%), 01/25/2045	15,226	0.0
29,266,956 (3)(6)	WaMu Mortgage Pass- Through Certificates 2005-AR11 X, 1.410%, 08/25/2045	28,800	0.0
395,505 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR12 1A1, 4.490%, 10/25/2036	356,210	0.0
366,858 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR12 2A3, 3.792%, 10/25/2036	327,964	0.0
676,428 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR16 2A1, 4.339%, 12/25/2036	587,473	0.0
197,925 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR7 3A, 6.060%, (12MTA + 1.048%), 07/25/2046	163,082	0.0
1,355,329 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR8 1A4, 4.407%, 08/25/2046	1,202,009	0.1
1,194,879 (3)	WaMu Mortgage Pass- Through Certificates 2007-HY7 2A2, 3.769%, 07/25/2037	974,231	0.1
726,904 (3)	WaMu Mortgage Pass- Through Certificates Series Trust 2005- AR13 A1C3, 6.450%, (TSFR1M + 1.094%), 10/25/2045	677,415	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,151,914 (3)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR10 A1, 5.670%, (TSFR1M + 0.314%), 12/25/2036	$559,526	0.0
124,679	Washington Mutual Mortgage Pass- Through Certificates WMALT Series Trust 2005-8 1A2, 5.500%, 10/25/2035	110,661	0.0
689,972 (3)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.900%, (TSFR1M + 0.544%), 06/25/2037	561,126	0.0
48,256 (3)	Wells Fargo Mortgage Backed Securities Trust 2005-AR7 1A1, 4.692%, 05/25/2035	48,980	0.0
136,420 (3)	Wells Fargo Mortgage Backed Securities Trust 2006-AR4 2A4, 4.773%, 04/25/2036	128,259	0.0
540,368 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.752%, 08/20/2045	488,479	0.0
	Total Collateralized Mortgage Obligations (Cost $367,952,912)	325,677,600	14.1

ASSET-BACKED SECURITIES: 7.8%
	Automobile Asset-Backed Securities: 0.0%
350,000 (1)	GLS Auto Receivables Issuer Trust 2021-4A C, 1.940%, 10/15/2027	338,132	0.0

	Home Equity Asset-Backed Securities: 0.1%
1,046,120 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	825,406	0.1
176,390 (3)	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 6.385%, (TSFR1M + 1.029%), 03/25/2035	175,808	0.0
42,394 (3)	Renaissance Home Equity Loan Trust 2003-2 A, 4.156%, (TSFR1M + 0.994%), 08/25/2033	38,690	0.0
609,753 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	601,677	0.0
		1,641,581	0.1

See Accompanying Notes to Financial Statements

129

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 7.0%
2,000,000 (1)(3)	AGL CLO 12 Ltd. 2021-12A C, 7.527%, (TSFR3M + 2.112%), 07/20/2034	$1,979,608	0.1
2,369,616 (1)(3)(6)(7)	American Homes 4 Rent Trust 2015- SFR1 XS, 3.232%, 04/17/2052	—	—
5,000,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 6.826%, (TSFR1M + 1.464%), 11/15/2036	4,978,071	0.2
3,470,000 (1)(3)	Barings CLO Ltd. 2017-1A A2, 7.007%, (TSFR3M + 1.612%), 07/18/2029	3,462,179	0.2
4,393,000 (1)(3)	Barings CLO Ltd. 2018-3A A2, 6.977%, (TSFR3M + 1.562%), 07/20/2029	4,400,688	0.2
744,167 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	661,091	0.0
373,475 (3)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 5.602%, 10/25/2036	368,887	0.0
2,250,000 (1)(3)	Benefit Street Partners CLO IV Ltd. 2014- IVA BRRR, 7.827%, (TSFR3M + 2.412%), 01/20/2032	2,245,988	0.1
1,950,000 (1)(3)	Benefit Street Partners CLO XVIII Ltd. 2019- 18A A2R, 7.105%, (TSFR3M + 1.712%), 10/15/2034	1,943,132	0.1
1,450,000 (1)(3)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	1,424,471	0.1
5,000,000 (1)(3)	BlueMountain CLO XXXI Ltd. 2021-31A C, 7.658%, (TSFR3M + 2.262%), 04/19/2034	4,915,080	0.2
2,308,875 (1)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	2,164,604	0.1
3,490,000 (1)(3)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 6.847%, (TSFR3M + 1.432%), 07/20/2034	3,487,438	0.2
3,000,000 (1)(3)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 7.677%, (TSFR3M + 2.262%), 07/20/2034	2,945,151	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,750,000 (1)(3)	California Street CLO IX L.P. 2012-9A CR3, 8.155%, (TSFR3M + 2.762%), 07/16/2032	$1,731,972	0.1
2,400,000 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 6.794%, (TSFR3M + 1.392%), 04/17/2031	2,358,994	0.1
5,500,000 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2016-1A BR2, 7.727%, (TSFR3M + 2.312%), 04/20/2034	5,393,663	0.2
3,250,000 (1)(3)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 7.674%, (TSFR3M + 2.262%), 07/23/2034	3,196,645	0.1
3,000,000 (1)(3)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 7.114%, (TSFR3M + 1.712%), 10/17/2034	3,003,903	0.1
33,059 (3)	Chase Funding Trust Series 2002-4 2A1, 6.210%, (TSFR1M + 0.854%), 10/25/2032	32,305	0.0
106,708 (3)	Chase Funding Trust Series 2003-5 2A2, 6.070%, (TSFR1M + 0.714%), 07/25/2033	103,795	0.0
963,853 (1)	CLI Funding VIII LLC 2022-1A A, 2.720%, 01/18/2047	852,749	0.0
909,625 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	879,025	0.0
478,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	462,488	0.0
288,750 (1)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	264,127	0.0
1,333,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,292,765	0.1
7,500,000 (1)(3)	FS Rialto 2021-FL3 A, 6.723%, (TSFR1M + 1.364%), 11/16/2036	7,415,745	0.3
97,871 (3)	GSAMP Trust 2007- FM1 A2A, 5.540%, (TSFR1M + 0.184%), 12/25/2036	46,182	0.0
781,503 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	728,614	0.0
500,000 (1)(3)	HGI CRE CLO Ltd. 2022-FL3 A, 7.038%, (SOFR30A + 1.700%), 04/20/2037	500,876	0.0

See Accompanying Notes to Financial Statements

130

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
10,000,000 (1)(3)	LCM 26 Ltd. 26A A2, 6.927%, (TSFR3M + 1.512%), 01/20/2031	$9,888,460	0.4
2,450,000 (1)(3)	LCM 30 Ltd. 30A CR, 7.677%, (TSFR3M + 2.262%), 04/20/2031	2,385,702	0.1
58,753 (3)	Long Beach Mortgage Loan Trust 2004-4 1A1, 6.030%, (TSFR1M + 0.674%), 10/25/2034	56,187	0.0
2,090,000 (1)(3)	Madison Park Funding XLVIII Ltd. 2021-48A C, 7.658%, (TSFR3M + 2.262%), 04/19/2033	2,094,523	0.1
1,650,000 (1)(3)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 7.055%, (TSFR3M + 1.662%), 10/15/2032	1,649,269	0.1
3,532,000 (1)(3)	MF1 Ltd. 2021-FL7 AS, 6.923%, (TSFR1M + 1.564%), 10/16/2036	3,436,661	0.1
2,500,000 (1)(3)	MF1 Ltd. 2022-FL8 A, 6.706%, (TSFR1M + 1.350%), 02/19/2037	2,470,040	0.1
1,156,533 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,072,995	0.0
354,873 (1)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	319,775	0.0
1,345,426 (1)	Mosaic Solar Loans LLC 2017-2A A, 3.820%, 06/22/2043	1,248,188	0.1
5,050,000 (1)(3)	OCP CLO Ltd. 2021- 21A C, 7.577%, (TSFR3M + 2.162%), 07/20/2034	4,967,629	0.2
4,000,000 (1)(3)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 7.008%, (TSFR3M + 1.612%), 07/19/2030	3,936,680	0.2
1,500,000 (1)(3)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	1,494,870	0.1
1,800,000 (1)(3)	OHA Credit Funding 9 Ltd. 2021-9A C, 7.558%, (TSFR3M + 2.162%), 07/19/2035	1,794,037	0.1
4,000,000 (1)(3)	Palmer Square CLO Ltd. 2013-2A BR3, 7.514%, (TSFR3M + 2.112%), 10/17/2031	3,972,060	0.2
7,000,000 (1)(3)	Palmer Square CLO Ltd. 2021-2A C, 7.455%, (TSFR3M + 2.062%), 07/15/2034	6,912,458	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
2,000,000 (1)(3)	Palmer Square CLO Ltd. 2021-3A A2, 7.055%, (TSFR3M + 1.662%), 01/15/2035	$2,003,430	0.1
152,691 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.526%, 01/25/2036	150,008	0.0
2,450,000 (1)(3)	Rockland Park CLO Ltd. 2021-1A C, 7.577%, (TSFR3M + 2.162%), 04/20/2034	2,438,426	0.1
50,251 (3)	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 5.630%, (TSFR1M + 0.274%), 11/25/2036	14,377	0.0
1,498,333 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,417,642	0.1
2,600,000 (1)(3)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.940%, (TSFR3M + 2.562%), 04/25/2034	2,538,383	0.1
2,800,000 (1)(3)	Sound Point CLO XXVI Ltd. 2020-1A C1R, 7.877%, (TSFR3M + 2.462%), 07/20/2034	2,752,506	0.1
1,761,563 (1)	Sunrun Athena Issuer LLC 2018-1 A, 5.310%, 04/30/2049	1,682,061	0.1
8,200,000 (1)(3)	Symphony CLO XXV Ltd. 2021-25A C, 7.708%, (TSFR3M + 2.312%), 04/19/2034	8,069,267	0.4
1,714,500 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,673,930	0.1
6,000,000 (1)(3)	TCW CLO Ltd. 2020- 1A CRR, 7.727%, (TSFR3M + 2.312%), 04/20/2034	5,903,940	0.3
7,100,000 (1)(3)	TCW CLO Ltd. 2023-1A C, 8.890%, (TSFR3M + 3.500%), 04/28/2036	7,179,130	0.3
7,000,000 (1)(3)	THL Credit Wind River CLO Ltd. 2017-3A CR, 8.155%, (TSFR3M + 2.762%), 04/15/2035	6,940,745	0.3
7,000,000 (1)(3)	Trinitas Clo VII Ltd. 2017-7A A1R, 6.840%, (TSFR3M + 1.462%), 01/25/2035	7,008,477	0.3
1,072,750 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	936,268	0.0

See Accompanying Notes to Financial Statements

131

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
70,504	United States Small Business Administration 2007-20L 1, 5.290%, 12/01/2027	$70,122	0.0
		161,718,482	7.0
	Student Loan Asset-Backed Securities: 0.7%
411,061 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	385,806	0.0
340,279 (1)	Commonbond Student Loan Trust-GS 2017- BGS B, 3.260%, 09/25/2042	305,581	0.0
264,037 (1)	Commonbond Student Loan Trust-GS 2018- AGS A1, 3.210%, 02/25/2044	244,891	0.0
1,808,272 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	1,724,437	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,350,931	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,415,668	0.1
2,500,000 (1)(3)	Sofi Professional Loan Program LLC 2017-C B, 3.560%, 07/25/2040	2,401,362	0.1
2,200,000 (1)	Sofi Professional Loan Program LLC 2018-A B, 3.610%, 02/25/2042	2,008,785	0.1
2,100,000 (1)	SoFi Professional Loan Program LLC 2017-F BFX, 3.620%, 01/25/2041	1,907,921	0.1
5,000,000 (1)	Sofi Professional Loan Program Trust 2018-B BFX, 3.830%, 08/25/2047	4,601,057	0.2
458,184 (1)	Sofi Professional Loan Program Trust 2018- C A2FX, 3.590%, 01/25/2048	444,969	0.0
1,000,000 (1)	Sofi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	912,931	0.0
		17,704,339	0.7
	Total Asset-Backed Securities (Cost $185,136,169)	181,402,534	7.8
U.S. TREASURY OBLIGATIONS: 7.8%
	United States Treasury Bonds: 3.5%
17,000	1.250%, 05/15/2050	9,166	0.0
920,000	1.375%, 11/15/2040	610,830	0.0
77,000	1.625%, 11/15/2050	45,899	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	United States Treasury Bonds (continued)
100	2.000%, 11/15/2041	$72	0.0
3,046,300	2.875%, 05/15/2052	2,426,330	0.1
4,011,100	3.250%, 05/15/2042	3,520,994	0.1
10,496,400	4.125%, 08/15/2053	10,612,845	0.5
60,008,300 (2)	4.750%, 11/15/2043	64,387,031	2.8
		81,613,167	3.5
	United States Treasury Notes: 4.3%
4,197,000 (2)	0.250%, 06/15/2024	4,105,445	0.2
170,000	0.875%, 06/30/2026	157,227	0.0
1,757,900	1.250%, 11/30/2026	1,625,439	0.1
8,250,800	1.250%, 09/30/2028	7,313,400	0.3
139,400	1.500%, 01/31/2027	129,416	0.0
1,600,500	1.500%, 11/30/2028	1,431,635	0.1
54,300	2.750%, 04/30/2027	52,239	0.0
1,315,300	2.750%, 08/15/2032	1,204,912	0.1
10,106,800	3.750%, 12/31/2028	10,061,793	0.4
6,702,000	4.250%, 12/31/2025	6,701,215	0.3
6,942,600	4.250%, 12/15/2026	7,011,484	0.3
2,152,800	4.375%, 11/30/2028	2,203,256	0.1
5,836,000	4.375%, 11/30/2030	6,002,417	0.3
42,398,700	4.500%, 11/15/2033	44,525,260	1.9
5,684,000	4.875%, 11/30/2025	5,743,282	0.2
		98,268,420	4.3
	Total U.S. Treasury Obligations (Cost $175,980,331)	179,881,587	7.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.1%
2,000,000 (1)(3)	AREIT LLC 2023-CRE8 A, 7.470%, (TSFR1M + 2.112%), 02/17/2028	2,002,286	0.1
12,135,686 (3)(6)	BANK 2019-BN16 XA, 0.940%, 02/15/2052	465,507	0.0
50,180,428 (3)(6)	BANK 2019-BN19 XA, 0.942%, 08/15/2061	2,045,517	0.1
22,800,000 (1)(3)(6)	BBCCRE Trust 2015- GTP XA, 0.597%, 08/10/2033	190,317	0.0
26,576,851 (3)(6)	Benchmark Mortgage Trust 2019-B12 XA, 1.024%, 08/15/2052	1,007,873	0.0
18,750,146 (3)(6)	Benchmark Mortgage Trust 2019-B9 XA, 1.016%, 03/15/2052	741,392	0.0
1,700,000 (1)(3)	BIG Commercial Mortgage Trust 2022- BIG B, 7.103%, (TSFR1M + 1.741%), 02/15/2039	1,659,136	0.1
3,537,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	2,517,852	0.1
1,348,000 (1)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.451%, 05/25/2052	1,026,980	0.0

See Accompanying Notes to Financial Statements

132

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)(3)	BOCA Commercial Mortgage Trust 2022- BOCA A, 7.131%, (TSFR1M + 1.770%), 05/15/2039	$995,840	0.0
383,131 (1)(3)	BX 2021-MFM1 D, 6.976%, (TSFR1M + 1.614%), 01/15/2034	374,000	0.0
2,940,000 (1)(3)	BX Commercial Mortgage Trust 2021- 21M E, 7.647%, (TSFR1M + 2.285%), 10/15/2036	2,820,214	0.1
2,500,000 (1)(3)	BX Trust 2019-ATL B, 6.863%, (TSFR1M + 1.501%), 10/15/2036	2,429,247	0.1
5,000,000 (1)(3)	BX Trust 2021-ARIA A, 6.376%, (TSFR1M + 1.014%), 10/15/2036	4,892,923	0.2
1,000,000 (1)(3)	BX Trust 2023-DELC A, 8.052%, (TSFR1M + 2.690%), 05/15/2038	1,004,367	0.0
16,533,795 (3)(6)	CD Mortgage Trust 2016-CD1 XA, 1.362%, 08/10/2049	395,843	0.0
4,500,000	CD Mortgage Trust 2018-CD7 A4, 4.279%, 08/15/2051	4,237,991	0.2
33,843,999 (3)(6)	Citigroup Commercial Mortgage Trust 2017- P8 XA, 0.867%, 09/15/2050	824,235	0.0
46,290,165 (3)(6)	Citigroup Commercial Mortgage Trust 2018- C5 XA, 0.666%, 06/10/2051	1,168,109	0.1
1,000,000 (1)(3)	Citigroup Commercial Mortgage Trust 2023- SMRT C, 5.852%, 10/12/2040	985,091	0.0
131,618 (3)(6)	COMM Mortgage Trust 2012-CR3 XA, 0.879%, 10/15/2045	610	0.0
65,166,000 (1)(3)(6)	COMM Mortgage Trust 2012-CR4 XB, 0.401%, 10/15/2045	694,184	0.0
65,974,176 (3)(6)	COMM Mortgage Trust 2016-CR28 XA, 0.665%, 02/10/2049	700,722	0.0
3,906,000 (1)(3)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	3,590,705	0.2
500,000 (3)	CSAIL Commercial Mortgage Trust 2018- C14 B, 4.902%, 11/15/2051	434,519	0.0
750,000 (1)	CSAIL Commercial Mortgage Trust 2020- C19 E, 2.500%, 03/15/2053	273,792	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,736,000 (1)(3)	CSWF 2021-SOP2 D, 7.793%, (TSFR1M + 2.431%), 06/15/2034	$2,000,528	0.1
5,000,000 (1)	DC Commercial Mortgage Trust 2023-DC A, 6.314%, 09/12/2040	5,166,111	0.2
2,000,000 (1)(3)	DTP Commercial Mortgage Trust 2023- STE2 A, 6.038%, 01/15/2041	1,975,273	0.1
1,866,880 (1)(3)	Extended Stay America Trust 2021-ESH A, 6.556%, (TSFR1M + 1.194%), 07/15/2038	1,851,041	0.1
10,238,178	Freddie Mac Multifamily ML Certificates US XUS, 1.846%, 07/25/2037	1,331,923	0.1
2,300,000 (1)(8)	FREMF Mortgage Trust 2019-KG01 C, 0.000%, 05/25/2029	1,439,075	0.1
66,051,875 (1)(6)	FREMF Mortgage Trust 2019-KG01 X2A, 0.100%, 04/25/2029	183,505	0.0
7,380,000 (1)(6)	FREMF Mortgage Trust 2019-KG01 X2B, 0.100%, 05/25/2029	28,723	0.0
1,000,000 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 1.908%, 02/27/2050	984,944	0.0
3,000,000 (1)(8)	FRR Re-REMIC Trust 2018-C1 C725, 0.000%, 02/27/2050	2,957,937	0.1
4,158,000 (1)(8)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.000%, 11/29/2050	3,128,528	0.1
8,097,000 (1)(8)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	5,854,510	0.3
3,030,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	2,305,234	0.1
4,451,000 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	3,560,648	0.2
2,598,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	1,709,622	0.1
1,723,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	1,606,159	0.1
1,756,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	1,552,899	0.1
2,125,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	1,538,005	0.1
1,724,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	1,586,249	0.1

See Accompanying Notes to Financial Statements

133

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,388,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK41, 0.000%, 10/27/2047	$1,287,022	0.1
1,755,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	1,515,499	0.1
2,845,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	2,155,508	0.1
2,164,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	1,961,709	0.1
2,631,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	2,361,788	0.1
1,140,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.020%, 09/27/2051	1,008,768	0.0
1,817,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	1,136,957	0.1
2,163,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	1,931,321	0.1
2,140,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	1,819,483	0.1
2,000,000 (1)(3)	GS Mortgage Securities Corp. Trust 2021- ARDN A, 6.726%, (TSFR1M + 1.364%), 11/15/2036	1,944,958	0.1
37,199,099 (3)(6)	GS Mortgage Securities Trust 2014-GC22 XA, 0.929%, 06/10/2047	55,086	0.0
104,662,641 (3)(6)	GS Mortgage Securities Trust 2019-GC42 XA, 0.802%, 09/10/2052	3,455,301	0.2
37,095,757 (3)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2016- JP4 XA, 0.574%, 12/15/2049	469,783	0.0
1,754,909 (3)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.915%, 10/15/2048	14,392	0.0
2,978,474 (1)(3)	KIND Trust 2021-KIND A, 6.426%, (TSFR1M + 1.064%), 08/15/2038	2,865,364	0.1
688,079 (1)(3)	Life Mortgage Trust 2021-BMR F, 7.826%, (TSFR1M + 2.464%), 03/15/2038	651,650	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000 (1)(3)	Life Mortgage Trust 2022-BMR2 A1, 6.657%, (TSFR1M + 1.295%), 05/15/2039	$4,895,038	0.2
1,377,390 (1)(3)	Med Trust 2021-MDLN D, 7.476%, (TSFR1M + 2.114%), 11/15/2038	1,343,725	0.1
4,850,000 (1)(3)	PFP Ltd. 2023-10 A, 7.723%, (TSFR1M + 2.365%), 09/16/2038	4,861,139	0.2
1,350,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	1,127,297	0.0
1,140,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB60, 2.420%, 11/08/2049	965,794	0.0
420,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	339,655	0.0
530,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	402,001	0.0
21,321,233 (3)(6)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.008%, 12/15/2047	139,226	0.0
24,655,864 (3)(6)	Wells Fargo Commercial Mortgage Trust 2021-C59 XA, 1.521%, 04/15/2054	1,859,835	0.1
	Total Commercial Mortgage-Backed Securities (Cost $122,012,321)	118,808,465	5.1

MUNICIPAL BONDS: 0.1%
	California: 0.1%
500,000	California State University, 6.434%, 11/01/2030	539,170	0.1
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/2033	224,253	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/2040	371,368	0.0
200,000	Regents of the University of California Medical Center Pooled Revenue H, 6.398%, 05/15/2031	213,925	0.0

See Accompanying Notes to Financial Statements

134

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
	California: (continued)
300,000	Regents of the University of California Medical Center Pooled Revenue H, 6.548%, 05/15/2048	$351,329	0.0
		1,700,045	0.1
	Total Municipal Bonds (Cost $1,500,000)	1,700,045	0.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 14.6%
	Affiliated Investment Companies: 14.6%
5,864,608	Voya VACS Series EMCD Fund	50,025,107	2.2
9,197,688	Voya VACS Series EMHCD Fund	95,931,889	4.1
6,942,112	Voya VACS Series HYB Fund	71,503,754	3.1
11,907,527	Voya VACS Series SC Fund	121,814,000	5.2
		339,274,750	14.6
	Total Mutual Funds (Cost $336,366,410)	339,274,750	14.6
PURCHASED OPTIONS(9): 0.0%
	Total Purchased Options (Cost $926,785)	110,965	0.0
	Total Long-Term Investments (Cost $2,308,548,556)	2,245,219,871	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Commercial Paper: 1.9%
2,157,000	American Electric Power Co., Inc., 6.240%, 01/18/2024	2,150,378	0.1
8,000,000	Dominion Energy, Inc., 6.110%, 01/23/2024	7,969,306	0.3
1,448,000	Dominion Energy, Inc., 6.250%, 01/17/2024	1,443,798	0.1
5,500,000	Duke Energy Co., 9.180%, 01/03/2024	5,495,854	0.2
7,000,000	Enbridge (US) Inc., 8.420%, 01/04/2024	6,993,550	0.3
15,000,000	Exelon Corp., 6.920%, 01/08/2024	14,977,283	0.7
4,000,000	Keurig Dr. Pepper, Inc., 6.300%, 01/16/2024	3,988,978	0.2
	Total Commercial Paper (Cost $43,037,994)	43,019,147	1.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Time Deposits: 0.4%
2,020,000 (10)	Canadian Imperial Bank of Commerce, 5.310%, 01/02/2024	$2,020,000	0.1
1,990,000 (10)	Credit Agricole Corporate and Investment Bank, 5.300%, 01/02/2024	1,990,000	0.0
2,000,000 (10)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 01/02/2024	2,000,000	0.1
1,990,000 (10)	Mizuho Bank Ltd., 5.320%, 01/02/2024	1,990,000	0.1
1,990,000 (10)	Royal Bank of Canada, 5.320%, 01/02/2024	1,990,000	0.1
	Total Time Deposits (Cost $9,990,000)	9,990,000	0.4

	Repurchase Agreements: 3.1%
6,379,239 (10)	Bethesda Securities LLC, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $6,383,063, collateralized by various U.S. Government Agency Obligations, 2.000%-5.881%, Market Value plus accrued interest $6,506,824, due 10/01/27-01/01/57)	6,379,239	0.3
15,382,771 (10)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $15,391,992, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $15,690,426, due 08/01/25-09/20/73)	15,382,771	0.7

See Accompanying Notes to Financial Statements

135

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,277,418 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/29/2023, 5.480%, due 01/02/2024 (Repurchase Amount $8,282,389, collateralized by various U.S. Government Securities, 0.000%- 5.250%, Market Value plus accrued interest $8,448,107, due 01/23/24-11/15/53)	$8,277,418	0.4
7,425,303 (10)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $7,429,779, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $7,578,438, due 02/02/24-04/20/71)	7,425,303	0.3
5,462,061 (10)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $5,465,263, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $5,571,302, due 02/01/35-09/01/52)	5,462,061	0.2
15,000,000 (10)	National Bank Financial, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $15,008,778, collateralized by various U.S. Government Securities, 0.125%- 4.375%, Market Value plus accrued interest $15,300,034, due 01/02/24-09/09/49)	15,000,000	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
14,458,922 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $14,467,589, collateralized by various U.S. Government Securities, 0.125%- 3.625%, Market Value plus accrued interest $14,737,485, due 04/15/25-02/15/53)	$14,458,922	0.6
	Total Repurchase Agreements (Cost $72,385,714)	72,385,714	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
40,703,000 (11)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $40,703,000)	$40,703,000	1.8

	Total Short-Term Investments (Cost $166,116,708)	166,097,861	7.2
	Total Investments in Securities (Cost $2,474,665,264)	$2,411,317,732	104.1
	Liabilities in Excess of Other Assets	(95,519,841)	(4.1)
	Net Assets	$2,315,797,891	100.0

See Accompanying Notes to Financial Statements

136

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents or includes a TBA transaction.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
RFUCCT1M	FTSE USD IBOR Consumer Cash Fallbacks Term 1Y
RFUCCT1Y	FTSE USD IBOR Consumer Cash Fallbacks Term 1Y
SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

137

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$601,009,978	$—	$601,009,978
U.S. Government Agency Obligations	—	497,353,947	—	497,353,947
Mutual Funds	339,274,750	—	—	339,274,750
Collateralized Mortgage Obligations	—	325,677,600	—	325,677,600
Asset-Backed Securities	—	181,402,534	—	181,402,534
U.S. Treasury Obligations	—	179,881,587	—	179,881,587
Commercial Mortgage-Backed Securities	—	118,808,465	—	118,808,465
Municipal Bonds	—	1,700,045	—	1,700,045
Purchased Options	—	110,965	—	110,965
Short-Term Investments	40,703,000	125,394,861	—	166,097,861
Total Investments, at fair value	$379,977,750	$2,031,339,982	$—	$2,411,317,732
Other Financial Instruments+
Centrally Cleared Credit Default Swaps	—	1,225,206	—	1,225,206
Centrally Cleared Interest Rate Swaps	—	1,249,221	—	1,249,221
Forward Foreign Currency Contracts	—	9,795	—	9,795
Forward Premium Swaptions	—	76,459	—	76,459
Futures	12,544,349	—	—	12,544,349
Total Assets	$392,522,099	$2,033,900,663	$—	$2,426,422,762
Liabilities Table
Other Financial Instruments+
Centrally Cleared Credit Default Swaps	$—	$(1,379,955)	$—	$(1,379,955)
Centrally Cleared Interest Rate Swaps	—	(1,474,942)	—	(1,474,942)
Forward Premium Swaptions	—	(14,316)	—	(14,316)
Futures	(5,038,079)	—	—	(5,038,079)
Written Options	—	(2,329,357)	—	(2,329,357)
Total Liabilities	$(5,038,079)	$(5,198,570)	$—	$(10,236,649)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$116,943,433	$565,769	$(153,639,286)	$36,130,084	$—	$911,117	$(36,275,139)	$—
Voya High Yield Bond Fund - Class P	71,064,002	405,008	(83,494,647)	12,025,637	—	758,782	(11,359,283)	—
Voya Investment Grade Credit Fund - Class P	149,477,522	1,112,689	(180,280,913)	29,690,702	—	1,517,391	(25,836,683)	—
Voya Securitized Credit Fund - Class P	122,428,596	—	(129,927,575)	7,498,979	—	991,842	(6,049,374)	—
Voya VACS Series EMCD Fund	86,773,176	5,081,872	(53,231,455)	11,401,514	50,025,107	5,050,139	(8,406,205)	—
Voya VACS Series EMHCD Fund	—	125,887,680	(33,881,898)	3,926,107	95,931,889	6,789,769	1,118,103	978,101

See Accompanying Notes to Financial Statements

138

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya VACS Series HYB Fund	$—	$77,445,786	$(8,010,980)	$2,068,948	$71,503,754	$4,877,341	$(1,007)	$—
Voya VACS Series SC Fund	—	125,009,985	(5,934,716)	2,738,731	121,814,000	5,039,397	65,282	815,666
	$546,686,729	$335,508,789	$(648,401,470)	$105,480,702	$339,274,750	$25,935,778	$(86,744,306)	$1,793,767

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	408,371	USD	441,625	Morgan Stanley Capital Services LLC	02/02/24	$9,795
						$9,795

At December 31, 2023, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	891	03/28/24	$96,917,133	$1,714,993
U.S. Treasury 10-Year Note	471	03/19/24	53,171,484	1,027,588
U.S. Treasury Long Bond	221	03/19/24	27,611,187	2,032,542
U.S. Treasury Ultra Long Bond	693	03/19/24	92,580,469	7,769,226
			$270,280,273	$12,544,349
Short Contracts:
U.S. Treasury 2-Year Note	(979)	03/28/24	(201,589,867)	(649,052)
U.S. Treasury Ultra 10-Year Note	(762)	03/19/24	(89,927,906)	(4,389,027)
			$(291,517,773)	$(5,038,079)

At December 31, 2023, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 33, Version 14	Buy	(5.000)	12/20/24	USD	27,668,610	$(946,272)	$1,225,206
CDX North American High Yield Index Series 40, Version 2	Buy	(5.000)	06/20/28	USD	45,540,000	(2,792,196)	(1,379,955)
						$(3,738,468)	$(154,749)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Payments made quarterly.
(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:

See Accompanying Notes to Financial Statements

139

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	9.000%	Monthly	08/14/28	MXN	144,762,000	$127,552	$127,552
Pay	28-day MXN TIIE-BANXICO	Monthly	8.860	Monthly	08/09/28	MXN	146,106,000	81,806	81,806
Pay	1-day Secured Overnight Financing Rate	Annual	4.537	Annual	06/20/25	USD	36,079,000	189,418	189,418
Pay	1-day Secured Overnight Financing Rate	Annual	4.450	Annual	06/20/25	USD	52,231,800	230,823	230,823
Pay	1-day Secured Overnight Financing Rate	Annual	4.903	Annual	02/21/25	USD	54,202,900	194,403	194,403
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	11,857,000	(30,844)	(30,844)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	16,091,000	(52,721)	(52,721)
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	16,091,000	(125,776)	(125,776)
Receive	1-day Secured Overnight Financing Rate	Annual	4.778	Annual	06/20/25	USD	18,632,000	(140,490)	(140,490)
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	19,140,000	(81,229)	(81,229)
Receive	1-day Secured Overnight Financing Rate	Annual	5.062	Annual	02/20/25	USD	20,495,000	(103,968)	(103,968)
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	21,681,000	(72,792)	(72,792)
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	22,020,000	98,267	98,267
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	23,172,000	(100,593)	(100,593)
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	25,407,000	(216,120)	(216,120)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	27,101,000	(195,965)	(195,965)
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	34,724,000	326,952	326,952
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	37,264,000	(79,306)	(79,306)
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	42,346,000	(275,138)	(275,138)
								$(225,721)	$(225,721)

At December 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	6,000,500	$297,625	$19,612
						$297,625	$19,612

At December 31, 2023, the following OTC purchased interest rate swaptions were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	2.225%	1-day Secured Overnight Financing Rate	05/16/24	USD	31,589,600	$342,221	$50,498
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.213%	1-day Secured Overnight Financing Rate	05/16/24	USD	26,324,700	286,939	40,855
								$629,160	$91,353

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	169,383,000	$737,239	$(642)
Put on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	31,589,600	342,221	(204,884)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	26,324,700	286,939	(170,737)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	169,383,000	737,240	(1,953,094)
								$2,103,639	$(2,329,357)

At December 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	12,484,500	$(2,184,788)	$38,090
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.700%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD	20,904,800	(3,700,150)	38,369

See Accompanying Notes to Financial Statements

140

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	19,473,000	$(3,505,140)	$(14,316)
								$(9,390,078)	$62,143

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations:

EUR	—	EU Euro
MXN	—	Mexican Peso
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$19,612
Interest rate contracts	Investments in securities at value*	91,353
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	9,795
Interest rate contracts	Unrealized appreciation on forward premium swaptions	76,459
Interest rate contracts	Variation margin receivable on futures contracts**	12,544,349
Credit contracts	Variation margin receivable on centrally cleared swaps**	1,225,206
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	1,249,221
Total Asset Derivatives		$15,215,995

Liability Derivatives
Interest rate contracts	Unrealized depreciation on forward premium swaptions	$14,316
Interest rate contracts	Variation margin payable on futures contracts**	5,038,079
Credit contracts	Variation margin payable on centrally cleared swaps**	1,379,955
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,474,942
Interest rate contracts	Written options, at fair value	2,329,357
Total Liability Derivatives		$10,236,649

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(8,568,918)	$—	$(8,568,918)

See Accompanying Notes to Financial Statements

141

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	—	—	(143,402)	—	—	(143,402)
Foreign exchange contracts	(1,107,349)	(8,138)	—	—	175,510	(939,977)
Interest rate contracts	84,772	—	(10,018,174)	(10,444,181)	8,542,007	(11,835,576)
Total	$(1,022,577)	$(8,138)	$(10,161,576)	$(19,013,099)	$8,717,517	$(21,487,873)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,503,209	$—	$1,503,209
Foreign exchange contracts	288,681	9,795	—	—	—	298,476
Interest rate contracts	(275,835)	—	7,541,397	1,231,250	(338,834)	8,157,978
Total	$12,846	$9,795	$7,541,397	$2,734,459	$(338,834)	$9,959,663

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Barclays Bank PLC	BNP Paribas	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Total
Assets:
Purchased options	$—	$70,110	$40,855	$—	$110,965
Forward foreign currency contracts	—	—	—	9,795	9,795
Forward premium swaptions	76,459	—	—	—	76,459
Total Assets	$76,459	$70,110	$40,855	$9,795	$197,219
Liabilities:
Forward premium swaptions	$14,316	$—	$—	$—	$14,316
Written options	—	204,884	170,737	1,953,736	2,329,357
Total Liabilities	$14,316	$204,884	$170,737	$1,953,736	$2,343,673
Net OTC derivative instruments by counterparty, at fair value	$62,143	$(134,774)	$(129,882)	$(1,943,941)	$(2,146,454)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$134,774	$129,882	$1,850,000	$2,114,656
Net Exposure(1)(2)	$62,143	$—	$—	$(93,941)	$(31,798)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2023, the Portfolio had pledged $170,000 and $190,000, respectively, in cash collateral to BNP Paribas and JPMorgan Chase Bank N.A, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,497,599,408.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$34,528,383
Gross Unrealized Depreciation	(115,944,550)
Net Unrealized Depreciation	$(81,416,167)

See Accompanying Notes to Financial Statements

142

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Communication Services: 2.8%
445,110 (1)	Globalstar, Inc.	$863,513	0.3
43,163 (1)	IMAX Corp.	648,308	0.2
59,546 (1)	Integral Ad Science Holding Corp.	856,867	0.3
132,405 (1)	Magnite, Inc.	1,236,663	0.4
99,879 (1)	Playtika Holding Corp.	870,945	0.3
432,859 (1)	Vimeo, Inc.	1,696,807	0.6
10,667 (1)	Ziff Davis, Inc.	716,716	0.2
109,022 (1)	ZipRecruiter, Inc. - Class A	1,515,406	0.5
		8,405,225	2.8

	Consumer Discretionary: 7.8%
39,838	Acushnet Holdings Corp.	2,516,566	0.8
130,088	Arko Corp.	1,073,226	0.4
68,501	Gentex Corp.	2,237,243	0.7
348,958 (1)	GrowGeneration Corp.	875,885	0.3
61,860	International Game Technology PLC	1,695,583	0.6
34,378	KB Home	2,147,250	0.7
98,257 (1)	Lindblad Expeditions Holdings, Inc.	1,107,356	0.4
22,331	MDC Holdings, Inc.	1,233,788	0.4
195,027 (1)	Peloton Interactive, Inc. - Class A	1,187,714	0.4
33,310	Red Rock Resorts, Inc. - Class A	1,776,422	0.6
67,029	Steven Madden Ltd.	2,815,218	0.9
19,067 (1)	Taylor Morrison Home Corp.	1,017,224	0.3
81,215 (1)	Tri Pointe Homes, Inc.	2,875,011	1.0
71,471 (1)	Udemy, Inc.	1,052,768	0.3
		23,611,254	7.8

	Consumer Staples: 2.4%
43,555 (1)	BellRing Brands, Inc.	2,414,254	0.8
110,400	Dole PLC	1,356,816	0.4
14,532 (1)	National Beverage Corp.	722,531	0.2
193,661	Primo Water Corp.	2,914,598	1.0
		7,408,199	2.4

	Energy: 4.3%
660,958 (1)	Clean Energy Fuels Corp.	2,531,469	0.8
196,470	Excelerate Energy, Inc. - Class A	3,037,426	1.0
68,296 (2)	HighPeak Energy, Inc.	972,535	0.3
158,592 (1)	Kosmos Energy Ltd.	1,064,152	0.4
63,655	Murphy Oil Corp.	2,715,522	0.9
77,867	Permian Resources Corp.	1,058,991	0.4
146,480	SFL Corp. Ltd.	1,652,295	0.5
		13,032,390	4.3

	Financials: 15.9%
167,854 (2)	AGNC Investment Corp.	1,646,648	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
55,734 (1)	Ambac Financial Group, Inc.	$918,496	0.3
52,949	Arrow Financial Corp.	1,479,395	0.5
100,624	Associated Banc-Corp.	2,152,347	0.7
84,731	Atlantic Union Bankshares Corp.	3,096,071	1.0
30,179	BankUnited, Inc.	978,705	0.3
89,169	BCB Bancorp, Inc.	1,145,822	0.4
55,057	Berkshire Hills Bancorp, Inc.	1,367,065	0.5
216,833	BGC Group, Inc. - Class A	1,565,534	0.5
63,697	ConnectOne Bancorp, Inc.	1,459,298	0.5
137,802	Eastern Bankshares, Inc.	1,956,788	0.7
71,719	Farmers National Banc Corp.	1,036,340	0.3
143,191	First BanCorp/Puerto Rico	2,355,492	0.8
221,287 (1)	Genworth Financial, Inc. - Class A	1,478,197	0.5
60,538	Hilltop Holdings, Inc.	2,131,543	0.7
15,059	International Bancshares Corp.	818,005	0.3
167,567	KKR Real Estate Finance Trust, Inc.	2,216,911	0.7
136,482	Ladder Capital Corp.	1,570,908	0.5
127,185	MFA Financial, Inc.	1,433,375	0.5
48,967	NBT Bancorp, Inc.	2,052,207	0.7
31,685	Origin Bancorp, Inc.	1,127,036	0.4
41,720	Pacific Premier Bancorp, Inc.	1,214,469	0.4
114,692 (1)	Pagseguro Digital Ltd. - Class A	1,430,209	0.5
81,619	ProAssurance Corp.	1,125,526	0.4
53,943	Provident Financial Services, Inc.	972,592	0.3
247,473	Redwood Trust, Inc.	1,833,775	0.6
82,732	Simmons First National Corp. - Class A	1,641,403	0.5
32,848	United Community Banks, Inc.	961,133	0.3
16,322	Unum Group	738,081	0.2
183,551	Valley National Bancorp	1,993,364	0.7
47,253	Victory Capital Holdings, Inc. - Class A	1,627,393	0.5
106,693	WisdomTree, Inc.	739,383	0.2
		48,263,511	15.9

	Health Care: 13.9%
2,327,693 (1)	23andMe Holding Co. - Class A	2,126,348	0.7
119,704 (1)	Alignment Healthcare, Inc.	1,030,651	0.3
92,222 (1)	Allscripts Healthcare Solutions, Inc.	967,409	0.3
195,696 (1)	Amicus Therapeutics, Inc.	2,776,926	0.9

See Accompanying Notes to Financial Statements

143

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
35,371 (1)	Amphastar Pharmaceuticals, Inc.	$2,187,696	0.7
54,237 (1)	Avanos Medical, Inc.	1,216,536	0.4
255,582 (1)	BioCryst Pharmaceuticals, Inc.	1,530,936	0.5
26,518	Bio-Techne Corp.	2,046,129	0.7
34,336	Bruker Corp.	2,523,009	0.8
1,084,005 (1)	Cerus Corp.	2,341,451	0.8
360,110 (1)	Community Health Systems, Inc.	1,127,144	0.4
33,629 (1)	Cymabay Therapeutics, Inc.	794,317	0.3
23,293	DENTSPLY SIRONA, Inc.	828,998	0.3
14,389 (1)	Haemonetics Corp.	1,230,403	0.4
17,086 (1)	HealthEquity, Inc.	1,132,802	0.4
109,712 (1)	Hims & Hers Health, Inc.	976,437	0.3
62,375 (1)	Insmed, Inc.	1,933,001	0.6
24,655 (1)	Lantheus Holdings, Inc.	1,528,610	0.5
451,279 (1)	MannKind Corp.	1,642,656	0.5
26,392 (1)	Merit Medical Systems, Inc.	2,004,736	0.7
679,265 (1)	OPKO Health, Inc.	1,025,690	0.3
23,252 (1)	Option Care Health, Inc.	783,360	0.3
85,939 (1)	Orthofix Medical, Inc.	1,158,458	0.4
101,630	Patterson Cos., Inc.	2,891,373	0.9
34,904 (1)	QIAGEN NV	1,515,881	0.5
871,076 (1)	Rigel Pharmaceuticals, Inc.	1,263,060	0.4
33,413	Select Medical Holdings Corp.	785,206	0.3
32,625 (1)	Supernus Pharmaceuticals, Inc.	944,168	0.3
		42,313,391	13.9

	Industrials: 18.6%
45,729	AAON, Inc.	3,378,001	1.1
52,933	ABM Industries, Inc.	2,372,986	0.8
40,524	Allison Transmission Holdings, Inc.	2,356,471	0.8
25,437	Apogee Enterprises, Inc.	1,358,590	0.4
27,802	Barnes Group, Inc.	907,179	0.3
149,427 (1)	CoreCivic, Inc.	2,171,174	0.7
25,774	Crane Holdings Co.	1,465,767	0.5
44,137	First Advantage Corp.	731,350	0.2
24,078	Franklin Electric Co., Inc.	2,327,139	0.8
76,126	Hillenbrand, Inc.	3,642,629	1.2
18,151	Insperity, Inc.	2,127,660	0.7
31,394	Kennametal, Inc.	809,651	0.3
145,829 (1)	Legalzoom.com, Inc.	1,647,868	0.5
58,164 (1)	Leonardo DRS, Inc.	1,165,606	0.4
127,594 (1)	Manitowoc Co., Inc.	2,129,544	0.7
63,472	Marten Transport Ltd.	1,331,643	0.4
263,229	Mueller Water Products, Inc. - Class A	3,790,498	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
35,460 (1)	NEXTracker, Inc. - Class A	$1,661,301	0.5
161,054 (1)	NOW, Inc.	1,823,131	0.6
29,164	nVent Electric PLC	1,723,301	0.6
28,978	Pentair PLC	2,106,990	0.7
842,100 (1)	Planet Labs PBC	2,079,987	0.7
106,166 (1)	Resideo Technologies, Inc.	1,998,044	0.7
141,490	Shyft Group, Inc.	1,729,008	0.6
28,933	Timken Co.	2,318,980	0.8
33,837 (1)	Titan Machinery, Inc.	977,213	0.3
73,224	Wabash National Corp.	1,875,999	0.6
20,752	Watts Water Technologies, Inc. - Class A	4,323,472	1.4
		56,331,182	18.6

	Information Technology: 17.7%
477,727 (1)	8x8, Inc.	1,805,808	0.6
189,412	A10 Networks, Inc.	2,494,556	0.8
88,602 (1)	ACI Worldwide, Inc.	2,711,221	0.9
27,337 (1)	Altair Engineering, Inc. - Class A	2,300,409	0.8
82,642 (1)	Box, Inc. - Class A	2,116,462	0.7
43,308	Clear Secure, Inc. - Class A	894,310	0.3
31,003	Cognex Corp.	1,294,065	0.4
41,691	CSG Systems International, Inc.	2,218,378	0.7
24,625	CTS Corp.	1,077,098	0.4
115,213 (1)	Dropbox, Inc. - Class A	3,396,479	1.1
55,259	EVERTEC, Inc.	2,262,304	0.8
107,458 (1)	ExlService Holdings, Inc.	3,315,079	1.1
118,988 (1)	Freshworks, Inc. - Class A	2,795,028	0.9
70,501	Gen Digital, Inc.	1,608,833	0.5
93,413 (1)	Knowles Corp.	1,673,027	0.6
2,945	Littelfuse, Inc.	787,964	0.3
58,992 (1)	N-able, Inc.	781,644	0.3
33,341 (1)	Nutanix, Inc. - Class A	1,590,032	0.5
50,245 (1)	PowerSchool Holdings, Inc. - Class A	1,183,772	0.4
26,903 (1)	Procore Technologies, Inc.	1,862,226	0.6
27,435 (1)(2)	Riot Platforms, Inc.	424,419	0.1
342,985 (1)	Sabre Corp.	1,509,134	0.5
29,292	Sapiens International Corp. NV	847,711	0.3
107,300 (1)	Sprinklr, Inc. - Class A	1,291,892	0.4
31,022 (1)	Squarespace, Inc. - Class A	1,024,036	0.3
1,975 (1)	Super Micro Computer, Inc.	561,414	0.2
14,734 (1)	Teradata Corp.	641,076	0.2
261,772 (1)	Viavi Solutions, Inc.	2,636,044	0.9
20,476	Vontier Corp.	707,446	0.2
12,170 (1)	Workiva, Inc.	1,235,620	0.4
172,269 (1)	Yext, Inc.	1,014,664	0.3

See Accompanying Notes to Financial Statements

144

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
139,998 (1)	Zeta Global Holdings Corp. - Class A	$1,234,782	0.4
256,722 (1)	Zuora, Inc. - Class A	2,413,187	0.8
		53,710,120	17.7

	Materials: 7.2%
14,747	Ashland, Inc.	1,243,320	0.4
52,955	Avient Corp.	2,201,339	0.7
13,849	Balchem Corp.	2,060,039	0.7
38,052 (1)	Cleveland-Cliffs, Inc.	777,022	0.3
39,840 (1)	Constellium SE	795,206	0.3
154,996	Element Solutions, Inc.	3,586,608	1.2
399,314 (1)	Glatfelter Corp.	774,669	0.3
341,239	Hecla Mining Co.	1,641,360	0.5
36,311	Minerals Technologies, Inc.	2,589,337	0.8
114,914 (1)	O-I Glass, Inc.	1,882,291	0.6
544,784 (1)	Rayonier Advanced Materials, Inc.	2,206,375	0.7
33,191	Sensient Technologies Corp.	2,190,606	0.7
		21,948,172	7.2

	Real Estate: 5.5%
82,949	Acadia Realty Trust	1,409,303	0.5
225,814 (1)	Anywhere Real Estate, Inc.	1,831,352	0.6
216,782 (1)	Apartment Investment and Management Co. - Class A	1,697,403	0.6
45,510	Broadstone Net Lease, Inc.	783,682	0.2
117,326	Empire State Realty Trust, Inc. - Class A	1,136,889	0.4
87,565	Essential Properties Realty Trust, Inc.	2,238,161	0.7
47,797	Gladstone Land Corp.	690,667	0.2
86,372 (2)	Global Net Lease, Inc.	859,401	0.3
46,118	Peakstone Realty Trust	919,132	0.3
43,938	Plymouth Industrial REIT, Inc.	1,057,588	0.3
99,292	Retail Opportunity Investments Corp.	1,393,067	0.5
228,955	Summit Hotel Properties, Inc.	1,538,578	0.5
222,112	Uniti Group, Inc.	1,283,807	0.4
		16,839,030	5.5

	Utilities: 1.7%
28,925	ALLETE, Inc.	1,769,053	0.6
70,537	Avista Corp.	2,520,992	0.8
18,066	Portland General Electric Co.	782,981	0.3
		5,073,026	1.7
	Total Common Stock (Cost $276,794,990)	296,935,500	97.8
Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
28,457	iShares Russell 2000 ETF	$5,711,605	1.9
	Total Exchange-Traded Funds (Cost $5,269,314)	5,711,605	1.9
	Total Long-Term Investments (Cost $282,064,304)	302,647,105	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.7%
52,798 (3)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $52,829, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $53,854, due 01/18/24-08/15/36)	52,798	0.0
1,000,000 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $1,020,000, due 12/01/29-12/01/53)	1,000,000	0.4

See Accompanying Notes to Financial Statements

145

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	$1,000,000	0.3
	Total Repurchase Agreements (Cost $2,052,798)	2,052,798	0.7
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
945,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $945,000)	$945,000	0.3
	Total Short-Term Investments (Cost $2,997,798)	2,997,798	1.0
	Total Investments in Securities (Cost $285,062,102)	$305,644,903	100.7
	Liabilities in Excess of Other Assets	(2,030,391)	(0.7)
	Net Assets	$303,614,512	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

146

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$296,935,500	$—	$—	$296,935,500
Exchange-Traded Funds	5,711,605	—	—	5,711,605
Short-Term Investments	945,000	2,052,798	—	2,997,798
Total Investments, at fair value	$303,592,105	$2,052,798	$—	$305,644,903

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $307,214,074.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$30,010,610
Gross Unrealized Depreciation	(31,580,040)
Net Unrealized Depreciation	$(1,569,430)

See Accompanying Notes to Financial Statements

147

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount	Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio			Voya Growth and Income Portfolio
Class I	NII	$0.2492	Class ADV	NII	$0.1266
Class S	NII	$0.2043	Class I	NII	$0.2279
All Classes	LTCG	$0.0573	Class S	NII	$0.1670
			Class S2	NII	$0.1678
			All Classes	STCG	$0.6565
			All Classes	LTCG	$1.1652
Voya Global High Dividend Low Volatility Portfolio			Voya Intermediate Bond Portfolio
Class ADV	NII	$0.2653	Class ADV	NII	$0.3860
Class I	NII	$0.3204	Class I	NII	$0.4435
Class S	NII	$0.2927	Class S	NII	$0.4139
Class S2	NII	$0.2776	Class S2	NII	$0.3965
Class T	NII	$0.2536
All Classes	LTCG	$0.3749
Voya Government Money Market Portfolio			Voya Small Company Portfolio
Class I	NII	$0.0467	Class ADV	NII	$0.0071
Class S	NII	$0.0450	Class I	NII	$0.0615
			Class R6	NII	$0.0700
			Class S	NII	$0.0274

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Balanced Portfolio	8.17%
Voya Global High Dividend Low Volatility Portfolio	57.87%
Voya Growth and Income Portfolio	35.66%
Voya Small Company Portfolio	99.97%

For the year ended December 31, 2023, 37.86% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Balanced Portfolio	$1,231,964
Voya Global High Dividend Low Volatility Portfolio	$17,125,548
Voya Growth and Income Portfolio	$110,458,275

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

148

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Directors/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee

Independent Directors/Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director/Trustee	January 2020 – Present May 2013 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present)

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present);

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	October 2015 – Present	Retired.	138	None.

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity

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Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Inves- tors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director/Trustee of the Board.

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Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023−Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023− Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020−Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019−January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015−March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President and Chief Investment Risk Officer	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present); Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

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Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present);, Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2002 −Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

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Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB- ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/ Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth

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in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high- quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory

relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager

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to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub- Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya- affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Balanced Portfolio

In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the ten-year period, and the fourth quintile for the one-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the recent changes to the Portfolio’s portfolio management team.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2)

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the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Global High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one- year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) its confidence in the Sub-Adviser’s ability to achieve the Portfolio’s investment objective over a long-term period.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Government Money Market Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year- to-date, three-year and five-year periods, and the second quintile for the one-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

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Voya Intermediate Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the impact of security selection, sector allocation and the interest rate environment on the Portfolio’s performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Small Company Portfolio

In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, the fourth quintile for the three-year and ten-year periods, and the fifth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s investment strategy and portfolio management team, effective June 1, 2022, as well as the Portfolio’s improved performance for the more recent periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-CAPAPALL (1223)

Annual Report

December 31, 2023

Classes ADV, I and S

Domestic Equity Index Portfolios

◼       Voya Index Plus LargeCap Portfolio

◼       Voya Index Plus MidCap Portfolio

◼       Voya Index Plus SmallCap Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

INVESTMENT MANAGEMENT voyainvestments.com

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Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements.

Just go to individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index*	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

_________

*	The S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio(1), CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 26.07% compared to the S&P 500® Index, which returned 26.29% for the same period.

Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P 500® Index. The core model, with four of the five pillars contributed to performance. The operations, management and valuation indicators contributed and our underweight in small size detracted the most.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Information Technology	31.2%
Health Care	12.7%
Consumer Discretionary	10.9%
Financials	10.8%
Industrials	8.4%
Communication Services	8.1%
Consumer Staples	6.2%
Energy	4.2%
Utilities	2.5%
Materials	2.3%
Real Estate	1.8%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Microsoft Corp.	6.4%
Apple, Inc.	6.3%
NVIDIA Corp.	3.4%
Alphabet, Inc. - Class A	3.4%
Amazon.com, Inc.	2.9%
Meta Platforms, Inc. - Class A	1.9%
Tesla, Inc.	1.4%
Merck & Co., Inc.	1.2%
Adobe, Inc.	1.2%
PepsiCo, Inc.	1.1%
Portfolio holdings are subject to change daily.

On the sector level, stock selection within the industrials, consumer staples and energy sectors contributed the most value. Among the key contributors for the period were overweight positions in NVIDIA Corp. and Adobe Inc. and our underweight position in NextEra Energy, Inc. Conversely, stock selection in the consumer discretionary and health care sectors detracted the most. Key individual detractors for the period included our underweight positions in Meta Platforms Inc. and Broadcom Inc. and our overweight position in Bristol-Myers Squibb Co.

Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages Voya’s fundamental equity research to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models results in diversified excess returns.

(1) Effective on or about March 1, 2024, Peg DiOrio will be removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV(1)	25.42%	14.17%	10.78%
Class I	26.07%	14.74%	11.33%
Class S	25.71%	14.45%	11.05%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

________

(1(1)	Class ADV incepted on August 24, 2018. The Class ADV shares performance shown for the period prior to their inception date is the performance of Class I shares with adjustment for any differences in the expenses between the two classes.

Voya Index Plus MIDCap Portfolio	Portfolio Managers’ Report

Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio(1), CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 17.52% compared to the S&P MidCap 400® Index, which returned 16.44% for the same period.

Portfolio Specifics: For the reporting year, the Portfolio outperformed its benchmark. The primary driver of outperformance came from the core model, with four out of five pillars contributing. The valuation, management and operations indicators contributed the most.

Selection within the financials, information technology and consumer staples sectors contributed the most. Key contributors for the period included not owning First Horizon Corp. as well as overweight positions in Saia, Inc. and Owens Corning.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Industrials	21.1%
Consumer Discretionary	15.8%
Financials	15.7%
Information Technology	10.3%
Health Care	7.9%
Real Estate	7.4%
Materials	6.4%
Energy	5.1%
Consumer Staples	4.3%
Utilities	3.2%
Communication Services	1.6%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Owens Corning	1.0%
AECOM	1.0%
TopBuild Corp.	0.9%
Saia, Inc.	0.9%
Graco, Inc.	0.9%
RPM International, Inc.	0.9%
Neurocrine Biosciences, Inc.	0.9%
Performance Food Group Co.	0.8%
Gentex Corp.	0.8%
Five Below, Inc.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Conversely, stock selection in materials, health care and industrials sectors detracted from returns. Among the key detractors were not owning XPO, Inc. and Toll Brothers, Inc. as well as our underweight position in Lennox International Inc.

Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model seeks high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages Voya’s fundamental equity research to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models results in diversified excess returns.

(1) Effective on or about March 1, 2024, Peg DiOrio will be removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Index Plus MIdCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class I	17.52%	12.10%	8.15%
Class S	17.20%	11.82%	7.88%
S&P MidCap 400® Index	16.44%	12.62%	9.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio(1), CFA, and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC— the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 18.21% compared to the S&P SmallCap 600® Index, which returned 16.05% for the same period.

Portfolio Specifics: For the reporting year, the Portfolio outperformed due to strong performance in core model. Four of the five pillars contributed. The valuation and management indicators were the strongest.

On the sector level, stock selection within the industrials, information technology and consumer discretionary sectors added the most value. Key contributors for the period included overweight positions in Hudson Pacific Properties, Inc. and Installed Building Products, Inc. and an underweight position in Telephone and Data Systems Inc. In contrast, stock selection within the health care sector detracted the most. Among the key detractors for the period were an underweight position in Cytokinetics, Inc., an overweight position in OUTFRONT Media Inc. and a non-benchmark position in Cara Therapeutics Inc.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	19.5%
Industrials	16.7%
Consumer Discretionary	15.0%
Information Technology	11.9%
Health Care	9.9%
Real Estate	6.1%
Materials	5.9%
Consumer Staples	4.6%
Energy	4.3%
Communication Services	2.4%
Utilities	1.5%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Applied Industrial Technologies, Inc.	0.9%
Boise Cascade Co.	0.9%
Installed Building Products, Inc.	0.8%
elf Beauty, Inc.	0.8%
Essential Properties Realty Trust, Inc.	0.8%
Assured Guaranty Ltd.	0.7%
GMS, Inc.	0.7%
Abercrombie & Fitch Co. - Class A	0.7%
SM Energy Co.	0.7%
ATI, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook and Strategy: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, an approach which we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages Voya’s fundamental equity research, seeking to create higher conviction added value (“alpha”) that is uncorrelated to our quantitative models. In our view, this unique approach of combining existing fundamental alpha sources with in-house quantitative models could result in diversified excess returns.

(1) Effective on or about March 1, 2024, Peg DiOrio will be removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

6

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class I	18.21%	10.88%	7.69%
Class S	17.89%	10.61%	7.42%
S&P SmallCap 600® Index	16.05%	11.03%	8.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The Performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*

Voya Index Plus LargeCap Portfolio
Class ADV	$1,000.00	$1,077.30	1.05%	$5.50	$1,000.00	$1,019.91	1.05%	$5.35
Class I	1,000.00	1,079.90	0.55	2.88	1,000.00	1,022.43	0.55	2.80
Class S	1,000.00	1,078.30	0.80	4.19	1,000.00	1,021.17	0.80	4.08
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$1,074.70	0.60%	$3.14	$1,000.00	$1,022.18	0.60%	$3.06
Class S	1,000.00	1,072.90	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,101.90	0.60%	$3.18	$1,000.00	$1,022.18	0.60%	$3.06
Class S	1,000.00	1,100.30	0.85	4.50	1,000.00	1,020.92	0.85	4.33

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio (collectively referred to as the “Portfolios”) (three of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (three of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 19, 2024

9

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$799,842,459	$480,765,805	$229,557,120
Short-term investments at fair value†	7,511,662	9,299,903	10,176,507
Cash	114,781	156,757	27,999
Cash collateral for futures contracts	389,400	286,900	305,500
Receivables:
Fund shares sold	4,349	5,196	41,070
Dividends	994,760	538,012	302,862
Interest	118	106	135
Foreign tax reclaims	348	492	–
Prepaid expenses	6,321	4,004	1,935
Reimbursement due from Investment Adviser	372	85,354	19,434
Other assets	74,973	47,211	22,925
Total assets	808,939,543	491,189,740	240,455,487
LIABILITIES:
Payable for fund shares redeemed	338,080	115,688	36,251
Payable upon receipt of securities loaned	482,662	3,652,903	5,215,507
Variation margin payable on futures contracts	20,213	49,780	74,260
Payable for investment management fees	303,524	201,479	95,746
Payable for distribution and shareholder service fees	21,215	10,293	7,534
Payable to trustees under the deferred compensation plan (Note 6)	74,973	47,211	22,924
Payable for trustee fees	1,889	1,155	550
Other accrued expenses and liabilities	290,000	241,753	115,969
Total liabilities	1,532,556	4,320,262	5,568,741
NET ASSETS	$807,406,987	$486,869,478	$234,886,746
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$566,134,186	$401,807,040	$190,468,273
Total distributable earnings	241,272,801	85,062,438	44,418,473
NET ASSETS	$807,406,987	$486,869,478	$234,886,746
+ Including securities loaned at value	$466,870	$3,530,154	$5,050,313
* Cost of investments in securities	$603,693,569	$415,874,152	$195,326,429
† Cost of short-term investments	$7,511,662	$9,299,903	$10,176,507

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
Class ADV
Net assets	$1,313,757	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	52,361	n/a	n/a
Net asset value and redemption price per share	$25.09	n/a	n/a
Class I
Net assets	$707,742,966	$437,514,451	$198,371,383
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	27,688,058	22,678,285	9,037,895
Net asset value and redemption price per share	$25.56	$19.29	$21.95
Class S
Net assets	$98,350,264	$49,355,027	$36,515,363
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,900,617	2,617,618	1,688,881
Net asset value and redemption price per share	$25.21	$18.85	$21.62

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,609,750	$7,960,518	$4,085,375
Interest	18,031	18,238	12,258
Securities lending income, net	4,502	31,192	23,304
Other	3,560	2,194	1,046
Total investment income	11,635,843	8,012,142	4,121,983
EXPENSES:
Investment management fees	3,399,421	2,309,876	1,098,754
Distribution and shareholder service fees:
Class ADV	6,137	—	—
Class S	235,353	122,941	90,035
Transfer agent fees:
Class ADV	898	—	—
Class I	468,677	545,137	268,484
Class S	68,844	66,816	53,399
Shareholder reporting expense	31,285	36,500	21,900
Registration fees	514	162	86
Professional fees	76,575	38,025	21,005
Custody and accounting expense	53,000	33,932	18,907
Trustee fees	18,889	11,553	5,495
Licensing fee (Note 7)	151,073	92,388	43,947
Miscellaneous expense	26,046	20,339	11,065
Interest expense	987	—	—
Total expenses	4,537,699	3,277,669	1,633,077
Waived and reimbursed fees	(123,749)	(371,249)	(218,064)
Net expenses	4,413,950	2,906,420	1,415,013
Net investment income	7,221,893	5,105,722	2,706,970
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	38,450,150	15,854,320	7,310,306
Futures	301,694	250,572	(241,901)
Net realized gain	38,751,844	16,104,892	7,068,405
Net change in unrealized appreciation (depreciation) on:
Investments	128,339,310	53,409,012	26,748,679
Futures	329,367	280,901	409,333
Net change in unrealized appreciation (depreciation)	128,668,677	53,689,913	27,158,012
Net realized and unrealized gain	167,420,521	69,794,805	34,226,417
Increase in net assets resulting from operations	$174,642,414	$74,900,527	$36,933,387

* Foreign taxes withheld	$1,673	$2,416	$9,324

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$7,221,893	$6,918,986	$5,105,722	$4,894,439
Net realized gain	38,751,844	17,290,712	16,104,892	17,264,345
Net change in unrealized appreciation (depreciation)	128,668,677	(203,347,791)	53,689,913	(104,879,973)
Increase (decrease) in net assets resulting from operations	174,642,414	(179,138,093)	74,900,527	(82,721,189)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(33,272)	(320,725)	—	—
Class I	(20,879,022)	(173,274,010)	(20,399,404)	(96,265,200)
Class S	(2,774,726)	(26,643,719)	(2,391,148)	(12,607,249)
Total distributions	(23,687,020)	(200,238,454)	(22,790,552)	(108,872,449)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,503,866	6,170,556	3,507,036	4,810,346
Reinvestment of distributions	23,687,020	200,238,454	22,790,552	108,872,449
	35,190,886	206,409,010	26,297,588	113,682,795
Cost of shares redeemed	(87,517,670)	(81,119,037)	(45,306,653)	(56,032,542)
Net increase (decrease) in net assets resulting from capital share transactions	(52,326,784)	125,289,973	(19,009,065)	57,650,253
Net increase (decrease) in net assets	98,628,610	(254,086,574)	33,100,910	(133,943,385)
NET ASSETS:
Beginning of year or period	708,778,377	962,864,951	453,768,568	587,711,953
End of year or period	$807,406,987	$708,778,377	$486,869,478	$453,768,568

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$2,706,970	$2,002,361
Net realized gain	7,068,405	8,043,314
Net change in unrealized appreciation (depreciation)	27,158,012	(48,356,106)
Increase (decrease) in net assets resulting from operations	36,933,387	(38,310,431)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(8,355,877)	(31,425,093)
Class S	(1,587,373)	(6,872,575)
Total distributions	(9,943,250)	(38,297,668)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,550,958	4,709,670
Reinvestment of distributions	9,943,250	38,297,668
	13,494,208	43,007,338
Cost of shares redeemed	(25,080,698)	(26,093,422)
Net increase (decrease) in net assets resulting from capital share transactions	(11,586,490)	16,913,916
Net increase (decrease) in net assets	15,403,647	(59,694,183)
NET ASSETS:
Beginning of year or period	219,483,099	279,177,282
End of year or period	$234,886,746	$219,483,099

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Index Plus LargeCap Portfolio
Class ADV
12-31-23	20.58	0.11●	5.02	5.13	0.10	0.51	—	0.61	—	25.09	25.42	1.07	1.05	1.05	0.49	1,314	59
12-31-22	34.59	0.10●	(6.73)	(6.63)	0.09	7.29	—	7.38	—	20.58	(19.44)	1.07	1.05	1.05	0.40	1,098	57
12-31-21	29.04	0.08●	7.82	7.90	0.21	2.14	—	2.35	—	34.59	28.62	1.07	1.05	1.05	0.26	1,564	60
12-31-20	28.37	0.17●	3.30	3.47	0.28	2.52	—	2.80	—	29.04	15.37	1.08	1.05	1.05	0.67	1,188	52
12-31-19	24.41	0.25	6.52	6.77	0.40	2.41	—	2.81	—	28.37	29.40	1.00	1.00	1.00	0.95	1,247	45
Class I
12-31-23	20.96	0.23●	5.11	5.34	0.22	0.51	—	0.73	—	25.56	26.07	0.57	0.55	0.55	0.99	707,743	59
12-31-22	35.11	0.22●	(6.83)	(6.61)	0.25	7.29	—	7.54	—	20.96	(19.04)	0.57	0.55	0.55	0.91	617,825	57
12-31-21	29.43	0.24●	7.92	8.16	0.34	2.14	—	2.48	—	35.11	29.25	0.57	0.55	0.55	0.76	829,418	60
12-31-20	28.77	0.30●	3.33	3.63	0.45	2.52	—	2.97	—	29.43	15.91	0.58	0.55	0.55	1.16	755,544	52
12-31-19	24.64	0.39●	6.59	6.98	0.44	2.41	—	2.85	—	28.77	30.05	0.50	0.50	0.50	1.44	788,581	45
Class S
12-31-23	20.68	0.17●	5.03	5.20	0.16	0.51	—	0.67	—	25.21	25.71	0.82	0.80	0.80	0.74	98,350	59
12-31-22	34.72	0.16●	(6.75)	(6.59)	0.16	7.29	—	7.45	—	20.68	(19.23)	0.82	0.80	0.80	0.65	89,855	57
12-31-21	29.13	0.16●	7.84	8.00	0.27	2.14	—	2.41	—	34.72	28.94	0.82	0.80	0.80	0.51	131,883	60
12-31-20	28.49	0.27	3.26	3.53	0.37	2.52	—	2.89	—	29.13	15.62	0.83	0.80	0.80	0.91	123,319	52
12-31-19	24.43	0.32●	6.53	6.85	0.38	2.41	—	2.79	—	28.49	29.73	0.75	0.75	0.75	1.19	126,416	45
Voya Index Plus MidCap Portfolio
Class I
12-31-23	17.31	0.20●	2.68	2.88	0.20	0.70	—	0.90	—	19.29	17.52	0.68	0.60	0.60	1.13	437,514	58
12-31-22	26.18	0.20●	(4.04)	(3.84)	0.21	4.82	—	5.03	—	17.31	(14.29)	0.68	0.60	0.60	1.02	403,373	58
12-31-21	20.75	0.20●	5.52	5.72	0.21	0.08	—	0.29	—	26.18	27.74	0.68	0.60	0.60	0.81	517,075	63
12-31-20	19.50	0.20	1.30	1.50	0.25	—	—	0.25	—	20.75	8.25	0.74	0.60	0.60	1.03	442,016	53
12-31-19	17.22	0.23●	4.18	4.41	0.26	1.87	—	2.14	—	19.50	27.08	0.55	0.55	0.55	1.26	468,981	38
Class S
12-31-23	16.93	0.15●	2.62	2.77	0.15	0.70	—	0.85	—	18.85	17.20	0.93	0.85	0.85	0.88	49,355	58
12-31-22	25.71	0.15●	(3.98)	(3.83)	0.13	4.82	—	4.95	—	16.93	(14.51)	0.93	0.85	0.85	0.77	50,396	58
12-31-21	20.38	0.13●	5.44	5.57	0.16	0.08	—	0.24	—	25.71	27.49	0.93	0.85	0.85	0.56	70,637	63
12-31-20	19.14	0.16	1.28	1.44	0.20	—	—	0.20	—	20.38	7.98	0.99	0.85	0.85	0.78	65,246	53
12-31-19	16.93	0.18●	4.11	4.29	0.21	1.87	—	2.08	—	19.14	26.74	0.80	0.80	0.80	1.01	70,770	38
Voya Index Plus SmallCap Portfolio
Class I
12-31-23	19.52	0.25●	3.10	3.35	0.22	0.71	—	0.93	—	21.95	18.21	0.70	0.60	0.60	1.27	198,371	57
12-31-22	27.28	0.19●	(4.07)	(3.88)	0.22	3.66	—	3.88	—	19.52	(14.00)	0.69	0.60	0.60	0.89	181,927	57
12-31-21	21.39	0.23●	5.84	6.07	0.18	—	—	0.18	—	27.28	28.45	0.69	0.60	0.60	0.91	227,944	63
12-31-20	20.91	0.17●	0.74	0.91	0.21	0.22	—	0.43	—	21.39	5.38	0.73	0.60	0.60	0.97	188,149	54
12-31-19	20.36	0.21	3.86	4.07	0.23	3.29	—	3.53	—	20.91	21.81	0.57	0.57	0.57	0.98	199,122	43
Class S
12-31-23	19.23	0.20●	3.05	3.25	0.16	0.71	—	0.87	—	21.62	17.89	0.95	0.85	0.85	1.01	36,515	57
12-31-22	26.91	0.14●	(4.01)	(3.87)	0.15	3.66	—	3.81	—	19.23	(14.20)	0.94	0.85	0.85	0.64	37,556	57
12-31-21	21.11	0.16●	5.77	5.93	0.13	—	—	0.13	—	26.91	28.13	0.94	0.85	0.85	0.65	51,234	63
12-31-20	20.62	0.14	0.72	0.86	0.15	0.22	—	0.37	—	21.11	5.11	0.98	0.85	0.85	0.71	47,970	54
12-31-19	20.10	0.16	3.82	3.98	0.17	3.29	—	3.46	—	20.62	21.55	0.82	0.82	0.82	0.73	52,956	43

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
●	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023

NOTE 1 — ORGANIZATION

Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of each Portfolio’s assets attributable to that class, subtracting each Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2023, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of $5,615,485, $5,428,570, and $4,195,443, respectively. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2023.

I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2023.

J.  Securities Lending. Each Portfolio may temporarily loan up to 331∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

K. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$442,889,736	$514,619,270
Index Plus MidCap	266,678,174	298,945,651
Index Plus SmallCap	123,218,566	143,634,396

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV shares of the respective Portfolios are subject to a shareholder service and distribution plan and Class S shares of the respective Portfolios are subject to a shareholder services and distribution plan (collectively the “Plans), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each respective Portfolio’s Class ADV and Class S shares. Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each respective Portfolio’s Class ADV and Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the Plan for Class ADV shares of Index Plus LargeCap, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares. Under the Plan for Class S shares, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to each Portfolio’s Class S shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Retirement Insurance and	Index Plus
	LargeCap	73.46%
Annuity Company	Index Plus MidCap	83.04
	Index Plus
	SamllCap	75.56

The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Index Plus LargeCap	$537,461
Index Plus MidCap	611,506
Index Plus SmallCap	321,594

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 7 — LICENSING FEE

The Portfolios pay an annual licensing fee to S&P Opco, LLC. in order to obtain data and permissions necessary to achieve their respective principal investment strategies.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class	Class	Class
Portfolio	ADV	I	S
Index Plus LargeCap	1.05%	0.55%	0.80%
Index Plus MidCap	N/A	0.60%	0.85%
Index Plus SmallCap	N/A	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:

	December 31,
	2024	2025	2026	Total
Index Plus LargeCap	$118,253	$110,973	$—	$229,226
Index Plus MidCap	424,748	370,571	—	795,319
Index Plus SmallCap	242,769	205,169	—	447,938

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived and/or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Index Plus LargeCap
Class ADV	$—	$—	$221	$221
Class I	—	—	106,337	106,337
Class S	—	—	17,191	17,191
Index Plus MidCap
Class I	$—	$—	$329,963	$329,963
Class S	—	—	41,286	41,286
Index Plus SmallCap
Class I	$—	$—	$181,687	$181,687
Class S	—	—	36,377	36,377

The Expense Limitation Agreement is contractual through March 1, 2024, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2023:

Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	For Days	For Days
Portfolio	Utilized	Utilized	Utilized
Index Plus LargeCap	2	$2,926,500	6.07%

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Index Plus LargeCap
Class ADV
12/31/2023	15,176	—	1,553	(17,736)	—	(1,007)	353,051	—	33,272	(401,749)	—	(15,426)
12/31/2022	7,814	—	15,375	(15,045)	—	8,144	246,957	—	320,725	(412,089)	—	155,593
Class I
12/31/2023	418,392	—	959,514	(3,161,163)	—	(1,783,257)	9,774,522	—	20,879,022	(72,650,947)	—	(41,997,403)
12/31/2022	201,027	—	8,181,020	(2,535,979)	—	5,846,068	5,300,686	—	173,274,010	(62,286,498)	—	116,288,198
Class S
12/31/2023	59,846	—	129,057	(633,500)	—	(444,597)	1,376,293	—	2,774,726	(14,464,974)	—	(10,313,955)
12/31/2022	25,924	—	1,272,992	(752,679)	—	546,237	622,913	—	26,643,719	(18,420,450)	—	8,846,182
Index Plus MidCap
Class I
12/31/2023	180,701	—	1,238,579	(2,039,255)	—	(619,975)	3,271,858	—	20,399,404	(36,244,534)	—	(12,573,272)
12/31/2022	223,684	—	5,676,014	(2,351,065)	—	3,548,633	4,602,669	—	96,265,200	(45,432,782)	—	55,435,087
Class S
12/31/2023	13,497	—	148,334	(520,588)	—	(358,757)	235,178	—	2,391,148	(9,062,119)	—	(6,435,793)
12/31/2022	10,941	—	759,016	(541,510)	—	228,447	207,677	—	12,607,249	(10,599,760)	—	2,215,166
Index Plus SmallCap
Class I
12/31/2023	163,698	—	463,958	(908,218)	—	(280,562)	3,302,165	—	8,355,877	(17,897,979)	—	(6,239,937)
12/31/2022	219,365	—	1,635,020	(891,885)	—	962,500	4,580,425	—	31,425,093	(19,309,098)	—	16,696,420
Class S
12/31/2023	12,797	—	89,329	(365,995)	—	(263,869)	248,793	—	1,587,373	(7,182,719)	—	(5,346,553)
12/31/2022	6,178	—	362,477	(319,611)	—	49,044	129,245	—	6,872,575	(6,784,324)	—	217,496

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

which are subject to offset under the Agreement as of December 31, 2023:

Index Plus LargeCap
	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
Natixis Securities
America LLC	$466,870	$(466,870)	$—
Total	$466,870	$(466,870)	$—

(1)	Cash collateral with a fair value of $482,662 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus MidCap

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
BMO Capital Markets
Corp	$264,404	$(264,404)	$—
National Financial
Services LLC	322,947	(322,947)	—
Natixis Securities
America LLC	373,557	(373,557)	—
Scotia Capital (USA)
INC	1,454,786	(1,454,786)	—
State Street Bank and
Trust Company	1,114,460	(1,114,460)	—
Total	$3,530,154	$(3,530,154)	$—

(1)	Cash collateral with a fair value of $3,652,903 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
Barclays Capital Inc.	$60,611	$(60,611)	$—
BNP Paribas Prime
Brokerage Intl Ltd	77,420	(77,420)	—
BofA Securities Inc	445,844	(445,844)	—
Citadel Clearing LLC	747,652	(747,652)	—
Citigroup Global
Markets Inc.	110,392	(110,392)	—
HSBC Bank PLC	75,048	(75,048)	—
Janney Montgomery
Scott LLC	237,407	(237,407)	—
Jefferies LLC	152,152	(152,152)	—
Morgan Stanley & Co.
LLC	399,645	(399,645)	—
National Bank Of
Canada Financial Inc	415,586	(415,586)	—
National Financial
Services LLC	597,322	(597,322)	—
Scotia Capital (USA)
INC	803,429	(803,429)	—
State Street Bank and
Trust Company	627,625	(627,625)	—
Wells Fargo Bank NA	31,900	(31,900)	—
Wells Fargo
Securities LLC	268,280	(268,280)	—
Total	$5,050,313	$(5,050,313)	$—

(1)	Cash collateral with a fair value of $5,215,507 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gains	Income	Capital Gains
Index Plus LargeCap	$6,956,198	$16,730,822	$49,460,015	$150,778,439
Index Plus MidCap	4,939,460	17,851,092	39,289,969	69,582,480
Index Plus SmallCap	2,239,612	7,703,638	16,616,198	21,681,470

The tax-basis components of distributable earnings as of December 31, 2023 were:

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
Index Plus LargeCap	$8,843,246	$38,658,399	$193,771,156	$241,272,801
Index Plus MidCap	5,874,571	15,415,940	63,771,927	85,062,438
Index Plus SmallCap	3,586,687	6,805,110	34,026,676	44,418,473

At December 31, 2023, the Portfolios did not have any capital loss carryforwards for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 14 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 14 — MARKET DISRUPTION (continued)

The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

27

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Communication Services: 8.1%
197,774 (1)	Alphabet, Inc. - Class A	$27,627,050	3.4
162,599	AT&T, Inc.	2,728,411	0.3
1,273 (1)	Charter Communications, Inc. - Class A	494,789	0.1
172,862	Comcast Corp. - Class A	7,579,999	0.9
4,080	Electronic Arts, Inc.	558,185	0.1
38,325	Iridium Communications, Inc.	1,577,457	0.2
43,302 (1)	Meta Platforms, Inc. - Class A	15,327,176	1.9
15,094 (1)	Netflix, Inc.	7,348,967	0.9
12,889 (1)	Spotify Technology SA	2,421,972	0.3

	Consumer Discretionary: 10.9%
155,950 (1)	Amazon.com, Inc.	23,695,043	2.9
780 (1)	Booking Holdings, Inc.	2,766,832	0.3
35,608	BorgWarner, Inc.	1,276,547	0.2
153,125 (1)	Coupang, Inc.	2,479,094	0.3
32,127	DR Horton, Inc.	4,882,661	0.6
6,091 (1)	Five Below, Inc.	1,298,357	0.2
164,480	Ford Motor Co.	2,005,011	0.2
132,737	General Motors Co.	4,767,913	0.6
39,083	Gentex Corp.	1,276,451	0.1
9,973	Genuine Parts Co.	1,381,260	0.2
3,875	Home Depot, Inc.	1,342,881	0.2
18,520	Kohl’s Corp.	531,154	0.1
69,987	LKQ Corp.	3,344,679	0.4
6,833 (1)	Lululemon Athletica, Inc.	3,493,644	0.4
241 (1)	MercadoLibre, Inc.	378,741	0.0
87,060	MGM Resorts International	3,889,841	0.5
35,072	NIKE, Inc. - Class B	3,807,767	0.5
65,553	Nordstrom, Inc.	1,209,453	0.1
201 (1)	NVR, Inc.	1,407,090	0.2
7,069 (1)	Ollie’s Bargain Outlet Holdings, Inc.	536,466	0.1
18,676 (1)	Penn Entertainment, Inc.	485,949	0.1
1,110	Pool Corp.	442,568	0.0
11,308	Ralph Lauren Corp.	1,630,614	0.2
23,596 (1)	Skechers USA, Inc. - Class A	1,470,975	0.2
67,344	Tapestry, Inc.	2,478,933	0.3
45,431 (1)	Tesla, Inc.	11,288,695	1.4
1,497 (1)	TopBuild Corp.	560,267	0.1
136,735	Wendy’s Co.	2,663,598	0.3
14,787	Wynn Resorts Ltd.	1,347,244	0.2

	Consumer Staples: 6.2%
48,248	Altria Group, Inc.	1,946,324	0.2
45,860 (1)	BellRing Brands, Inc.	2,542,020	0.3
102,926	Coca-Cola Co.	6,065,429	0.8
2,869	Coca-Cola Consolidated, Inc.	2,663,580	0.3
70,442	Colgate-Palmolive Co.	5,614,932	0.7
634	Costco Wholesale Corp.	418,491	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
24,869	General Mills, Inc.	$1,619,967	0.2
37,176	Kimberly-Clark Corp.	4,517,256	0.6
54,647	PepsiCo, Inc.	9,281,246	1.1
39,476 (1)	Performance Food Group Co.	2,729,765	0.3
84,877	Philip Morris International, Inc.	7,985,228	1.0
16,814	Procter & Gamble Co.	2,463,923	0.3
51,776 (1)	US Foods Holding Corp.	2,351,148	0.3

	Energy: 4.2%
141,265	Baker Hughes Co.	4,828,438	0.6
30,605	Chevron Corp.	4,565,042	0.6
24,573	ConocoPhillips	2,852,188	0.3
17,089	Diamondback Energy, Inc.	2,650,162	0.3
39,436	EOG Resources, Inc.	4,769,784	0.6
130,302	Equitrans Midstream Corp.	1,326,474	0.2
51,723	Exxon Mobil Corp.	5,171,266	0.6
12,317 (2)	New Fortress Energy, Inc.	464,720	0.1
25,163	Phillips 66	3,350,202	0.4
2,368	Pioneer Natural Resources Co.	532,516	0.1
24,915	Valero Energy Corp.	3,238,950	0.4

	Financials: 10.8%
2,946	American Express Co.	551,904	0.1
11,927	Ameriprise Financial, Inc.	4,530,232	0.6
17,923	Aon PLC - Class A	5,215,951	0.6
17,888	Ares Management Corp. - Class A	2,127,241	0.3
22,329 (1)	Berkshire Hathaway, Inc. - Class B	7,963,861	1.0
37,288	Capital One Financial Corp.	4,889,203	0.6
32,729	Charles Schwab Corp.	2,251,755	0.3
105,442	Citigroup, Inc.	5,423,936	0.7
28,000	CME Group, Inc.	5,896,800	0.7
27,994	CNO Financial Group, Inc.	781,033	0.1
50,213	Equitable Holdings, Inc.	1,672,093	0.2
7,374	Everest Re Group Ltd.	2,607,299	0.3
25,977	Hartford Financial Services Group, Inc.	2,088,031	0.3
53,217	JPMorgan Chase & Co.	9,052,212	1.1
1,480	MarketAxess Holdings, Inc.	433,418	0.0
37,692	Marsh & McLennan Cos., Inc.	7,141,503	0.9
55,061	MetLife, Inc.	3,641,184	0.4
21,313	MGIC Investment Corp.	411,128	0.0
12,391	OneMain Holdings, Inc.	609,637	0.1

See Accompanying Notes to Financial Statements

28

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
264,910	Rithm Capital Corp.	$2,829,239	0.3
19,096	State Street Corp.	1,479,176	0.2
92,291	Synchrony Financial	3,524,593	0.4
26,975 (1)	Toast, Inc. - Class A	492,564	0.1
19,205	Tradeweb Markets, Inc. - Class A	1,745,350	0.2
6,842	UMB Financial Corp.	571,649	0.1
36,636	Unum Group	1,656,680	0.2
159,757	Wells Fargo & Co.	7,863,240	1.0

	Health Care: 12.7%
14,399	AbbVie, Inc.	2,231,413	0.3
28,306	Agilent Technologies, Inc.	3,935,383	0.5
1,913	AmerisourceBergen Corp.	392,892	0.0
102,650	Bristol-Myers Squibb Co.	5,266,972	0.7
3,616	Cardinal Health, Inc.	364,493	0.0
43,663 (1)	Centene Corp.	3,240,231	0.4
7,235	Cigna Group	2,166,521	0.3
63,840	CVS Health Corp.	5,040,806	0.6
3,545	Danaher Corp.	820,100	0.1
11,358 (1)	Dexcom, Inc.	1,409,414	0.2
50,656 (1)	Edwards Lifesciences Corp.	3,862,520	0.5
10,637	Elevance Health, Inc.	5,015,984	0.6
7,249	Eli Lilly & Co.	4,225,587	0.5
99,585 (1)	Exelixis, Inc.	2,389,044	0.3
14,825	GE HealthCare Technologies, Inc.	1,146,269	0.1
58,589	Gilead Sciences, Inc.	4,746,295	0.6
6,508	Humana, Inc.	2,979,428	0.4
8,725 (1)	Inari Medical, Inc.	566,427	0.1
45,030 (1)	Incyte Corp.	2,827,434	0.3
3,023 (1)	Inspire Medical Systems, Inc.	614,969	0.1
54,333	Johnson & Johnson	8,516,154	1.1
22,680 (1)	Lantheus Holdings, Inc.	1,406,160	0.2
1,373	McKesson Corp.	635,672	0.1
35,135	Medtronic PLC	2,894,421	0.4
92,719	Merck & Co., Inc.	10,108,225	1.2
4,048 (1)	Molina Healthcare, Inc.	1,462,583	0.2
12,486 (1)	Neurocrine Biosciences, Inc.	1,645,155	0.2
4,764 (1)	Regeneron Pharmaceuticals, Inc.	4,184,174	0.5
2,640 (1)	Shockwave Medical, Inc.	503,078	0.1
8,029	Thermo Fisher Scientific, Inc.	4,261,713	0.5
14,461	UnitedHealth Group, Inc.	7,613,283	0.9
13,646 (1)	Vertex Pharmaceuticals, Inc.	5,552,421	0.7

	Industrials: 8.4%
10,672	3M Co.	1,166,663	0.1
9,714	Acuity Brands, Inc.	1,989,719	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,637	Advanced Drainage Systems, Inc.	$511,508	0.1
14,304	AECOM	1,322,119	0.2
6,977	Allison Transmission Holdings, Inc.	405,713	0.0
226,164 (1)	American Airlines Group, Inc.	3,107,493	0.4
28,297	AMETEK, Inc.	4,665,892	0.6
6,540	Avis Budget Group, Inc.	1,159,280	0.1
9,255	Cintas Corp.	5,577,618	0.7
78,184 (1)	Copart, Inc.	3,831,016	0.5
90,677 (1)	Core & Main, Inc. - Class A	3,664,258	0.5
5,119 (1)	CoStar Group, Inc.	447,349	0.1
3,169	Dover Corp.	487,424	0.1
19,914	Emerson Electric Co.	1,938,230	0.2
79,394	Fortive Corp.	5,845,780	0.7
9,451	Fortune Brands Innovations, Inc.	719,599	0.1
38,442 (1)	Gates Industrial Corp. PLC	515,892	0.1
5,108	General Electric Co.	651,934	0.1
10,537	Graco, Inc.	914,190	0.1
20,768	Johnson Controls International PLC	1,197,067	0.1
13,425	MSC Industrial Direct Co., Inc. - Class A	1,359,415	0.2
2,805	Old Dominion Freight Line, Inc.	1,136,951	0.1
27,449	Otis Worldwide Corp.	2,455,862	0.3
19,267	Owens Corning	2,855,947	0.3
11,158	Parker-Hannifin Corp.	5,140,491	0.6
20,569	Pentair PLC	1,495,572	0.2
10,905	Rockwell Automation, Inc.	3,385,784	0.4
22,419	Rollins, Inc.	979,038	0.1
8,577	Ryder System, Inc.	986,870	0.1
11,812	Sensata Technologies Holding PLC	443,777	0.1
81,633	SS&C Technologies Holdings, Inc.	4,988,593	0.6
8,962	Terex Corp.	514,957	0.1
9,428 (1)	U-Haul Holding Co.	676,930	0.1
2,471	Watts Water Technologies, Inc. - Class A	514,808	0.1
11,549 (1)	WillScot Mobile Mini Holdings Corp.	513,930	0.1

	Information Technology: 31.2%
16,116 (1)	Adobe, Inc.	9,614,806	1.2
16,869 (1)	Advanced Micro Devices, Inc.	2,486,659	0.3
29,458 (1)	Akamai Technologies, Inc.	3,486,354	0.4
266,392	Apple, Inc.	51,288,452	6.3
45,464	Applied Materials, Inc.	7,368,350	0.9
13,119 (1)	Autodesk, Inc.	3,194,214	0.4
20,529	Avnet, Inc.	1,034,662	0.1

See Accompanying Notes to Financial Statements

29

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
5,618	Broadcom, Inc.	$6,271,092	0.8
9,108 (1)	Cadence Design Systems, Inc.	2,480,746	0.3
11,279 (1)	Calix, Inc.	492,780	0.1
166,538	Cisco Systems, Inc.	8,413,500	1.0
9,041 (1)	DocuSign, Inc.	537,487	0.1
11,529 (1)	F5, Inc.	2,063,460	0.3
1,976 (1)	Gartner, Inc.	891,393	0.1
2,248 (1)	HubSpot, Inc.	1,305,054	0.2
9,248	Intel Corp.	464,712	0.1
10,294	Intuit, Inc.	6,434,059	0.8
21,977 (1)	Keysight Technologies, Inc.	3,496,321	0.4
9,226	KLA Corp.	5,363,074	0.7
3,891	Lam Research Corp.	3,047,665	0.4
4,528	Mastercard, Inc. - Class A	1,931,237	0.2
137,860	Microsoft Corp.	51,840,874	6.4
4,878	Monolithic Power Systems, Inc.	3,076,945	0.4
15,476	NetApp, Inc.	1,364,364	0.2
56,289	NVIDIA Corp.	27,875,439	3.4
5,760 (1)	Palo Alto Networks, Inc.	1,698,509	0.2
8,478	Paycom Software, Inc.	1,752,572	0.2
9,276 (1)	Paylocity Holding Corp.	1,529,149	0.2
64,311 (1)	PayPal Holdings, Inc.	3,949,339	0.5
70,542 (1)	Pure Storage, Inc. - Class A	2,515,528	0.3
38,726	Qualcomm, Inc.	5,600,941	0.7
32,800 (1)	Salesforce, Inc.	8,630,992	1.1
10,017 (1)	ServiceNow, Inc.	7,076,910	0.9
1,495 (1)	Super Micro Computer, Inc.	424,969	0.0
9,967 (1)	Synopsys, Inc.	5,132,108	0.6
4,606	Teradyne, Inc.	499,843	0.1
17,633	Visa, Inc. - Class A	4,590,752	0.6
8,939 (1)	Workday, Inc. - Class A	2,467,700	0.3

	Materials: 2.3%
10,754	Dow, Inc.	589,749	0.1
73,184	Element Solutions, Inc.	1,693,478	0.2
19,080	Freeport-McMoRan, Inc.	812,236	0.1
7,184	Linde PLC	2,950,541	0.4
2,658	Nucor Corp.	462,598	0.1
33,659	PPG Industries, Inc.	5,033,704	0.6
18,567	RPM International, Inc.	2,072,634	0.2
15,267	Sherwin-Williams Co.	4,761,777	0.6

	Real Estate: 1.8%
76,112	Brixmor Property Group, Inc.	1,771,126	0.2
6,757	EastGroup Properties, Inc.	1,240,180	0.2
62,147	Equity Residential	3,800,911	0.5
25,677	Invitation Homes, Inc.	875,842	0.1
49,426	Kilroy Realty Corp.	1,969,132	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
159,914	VICI Properties, Inc.	$5,098,058	0.6

	Utilities: 2.5%
33,948	American Electric Power Co., Inc.	2,757,256	0.3
24,853	Atmos Energy Corp.	2,880,463	0.3
16,393	DTE Energy Co.	1,807,492	0.2
63,855	Edison International	4,564,994	0.6
9,439	Evergy, Inc.	492,716	0.1
41,555	National Fuel Gas Co.	2,084,814	0.3
107,458	PG&E Corp.	1,937,468	0.2
28,789	Sempra Energy	2,151,402	0.3
62,776	UGI Corp.	1,544,290	0.2
	Total Common Stock (Cost $603,693,569)	799,842,459	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.0%
482,662 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $482,944, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $492,315, due 12/01/29-12/01/53)	482,662	0.0
	Total Repurchase Agreements (Cost $482,662)	482,662	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
7,029,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $7,029,000)	$7,029,000	0.9

	Total Short-Term Investments (Cost $7,511,662)	7,511,662	0.9

See Accompanying Notes to Financial Statements

30

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds (continued)

	Total Investments in Securities (Cost $611,205,231)	$807,354,121	100.0
	Assets in Excess of Other Liabilities	52,866	0.0
	Net Assets	$807,406,987	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

31

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$799,842,459	$—	$—	$799,842,459
Short-Term Investments	7,029,000	482,662	—	7,511,662
Total Investments, at fair value	$806,871,459	$482,662	$—	$807,354,121
Other Financial Instruments+
Futures	236,956	—	—	236,956
Total Assets	$807,108,415	$482,662	$—	$807,591,077

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Appreciation
Long Contracts:
S&P 500 E-Mini	33	03/15/24	$7,953,000	$236,956
			$7,953,000	$236,956

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$236,956
Total Asset Derivatives		$236,956

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$301,694
Total	$301,694

See Accompanying Notes to Financial Statements

32

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$329,367
Total	$329,367

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $613,819,922.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$204,860,296
Gross Unrealized Depreciation	(11,089,140)
Net Unrealized Appreciation	$193,771,156

See Accompanying Notes to Financial Statements

33

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Communication Services: 1.6%
1,462	Cable One, Inc.	$813,735	0.2
51,337	Iridium Communications, Inc.	2,113,031	0.4
5,408 (1)	Spotify Technology SA	1,016,217	0.2
94,128	TEGNA, Inc.	1,440,159	0.3
6,648 (1)	Trade Desk, Inc. - Class A	478,390	0.1
19,278 (1)	TripAdvisor, Inc.	415,055	0.1
67,525 (1)	ZoomInfo Technologies, Inc.	1,248,537	0.3

	Consumer Discretionary: 15.8%
40,375	ADT, Inc.	275,358	0.1
1,901 (1)	AutoNation, Inc.	285,492	0.1
30,988	BorgWarner, Inc.	1,110,920	0.2
42,879	Boyd Gaming Corp.	2,684,654	0.5
2,913	Brunswick Corp.	281,833	0.1
1,611 (1)	Burlington Stores, Inc.	313,307	0.1
5,629 (1)	Caesars Entertainment, Inc.	263,888	0.0
65,034 (1)	Coupang, Inc.	1,052,900	0.2
20,360 (1)	Crocs, Inc.	1,901,828	0.4
4,341 (1)	Deckers Outdoor Corp.	2,901,655	0.6
9,531	Dick’s Sporting Goods, Inc.	1,400,580	0.3
10,785	DR Horton, Inc.	1,639,104	0.3
17,592 (1)	Five Below, Inc.	3,749,911	0.8
18,053 (1)(2)	GameStop Corp. - Class A	316,469	0.1
37,108	Gap, Inc.	775,928	0.2
116,842	Gentex Corp.	3,816,060	0.8
3,481	Genuine Parts Co.	482,119	0.1
36,222 (1)	Goodyear Tire & Rubber Co.	518,699	0.1
2,515	Graham Holdings Co. - Class B	1,751,748	0.4
17,495 (1)	Grand Canyon Education, Inc.	2,310,040	0.5
34,257	H&R Block, Inc.	1,657,011	0.3
20,426	Harley-Davidson, Inc.	752,494	0.2
38,501 (1)	Hilton Grand Vacations, Inc.	1,546,970	0.3
8,489	Hyatt Hotels Corp. - Class A	1,107,051	0.2
30,422	KB Home	1,900,158	0.4
29,580	Kohl’s Corp.	848,354	0.2
23,099	Lear Corp.	3,261,810	0.7
9,925	Leggett & Platt, Inc.	259,737	0.0
3,027 (1)	Light & Wonder, Inc.	248,547	0.0
3,929	Lithia Motors, Inc.	1,293,741	0.3
26,968	LKQ Corp.	1,288,801	0.3
93,974	Macy’s, Inc.	1,890,757	0.4
34,456 (1)	Mattel, Inc.	650,529	0.1
36,828	MGM Resorts International	1,645,475	0.3
98,224	Nordstrom, Inc.	1,812,233	0.4
44 (1)	NVR, Inc.	308,020	0.1
25,171 (1)	Ollie’s Bargain Outlet Holdings, Inc.	1,910,227	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
73,933 (1)	Penn Entertainment, Inc.	$1,923,737	0.4
7,865 (1)	Planet Fitness, Inc. - Class A	574,145	0.1
8,812	PVH Corp.	1,076,121	0.2
7,943	Ralph Lauren Corp.	1,145,381	0.2
48,242 (1)	Skechers USA, Inc. - Class A	3,007,406	0.6
33,909	Tapestry, Inc.	1,248,190	0.3
64,124 (1)	Taylor Morrison Home Corp.	3,421,015	0.7
12,123 (1)	TopBuild Corp.	4,537,154	0.9
31,375	Travel + Leisure Co.	1,226,449	0.2
178,309 (1)	Under Armour, Inc. - Class A	1,567,336	0.3
126,169	Wendy’s Co.	2,457,772	0.5
14,358	Williams-Sonoma, Inc.	2,897,157	0.6
3,121	Wingstop, Inc.	800,786	0.2
8,104	Wynn Resorts Ltd.	738,355	0.1

	Consumer Staples: 4.3%
64,210 (1)	BellRing Brands, Inc.	3,559,160	0.7
20,630 (1)	BJ’s Wholesale Club Holdings, Inc.	1,375,196	0.3
883 (1)	Boston Beer Co., Inc. - Class A	305,156	0.1
958	Casey’s General Stores, Inc.	263,201	0.1
14,245 (1)	Celsius Holdings, Inc.	776,638	0.2
2,866	Coca-Cola Consolidated, Inc.	2,660,794	0.5
43,437 (1)	Darling Ingredients, Inc.	2,164,900	0.4
20,115	Ingredion, Inc.	2,183,081	0.5
59,454 (1)	Performance Food Group Co.	4,111,244	0.8
79,829 (1)	US Foods Holding Corp.	3,625,035	0.7

	Energy: 5.1%
62,826 (1)	Antero Resources Corp.	1,424,894	0.3
48,727	Baker Hughes Co.	1,665,489	0.3
90,131	ChampionX Corp.	2,632,727	0.5
8,948	Chord Energy Corp.	1,487,426	0.3
38,872 (1)	CNX Resources Corp.	777,440	0.2
10,568	Coterra Energy, Inc.	269,695	0.0
6,652	Diamondback Energy, Inc.	1,031,592	0.2
234,119	Equitrans Midstream Corp.	2,383,332	0.5
16,028	Halliburton Co.	579,412	0.1
36,917	HF Sinclair Corp.	2,051,478	0.4
48,033	Matador Resources Co.	2,731,156	0.6
69,174	Murphy Oil Corp.	2,950,963	0.6
9,855 (2)	New Fortress Energy, Inc.	371,829	0.1
22,813	Ovintiv, Inc.	1,001,947	0.2

See Accompanying Notes to Financial Statements

34

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
18,841	PBF Energy, Inc. - Class A	$828,250	0.2
44,827	Range Resources Corp.	1,364,534	0.3
119,788 (1)	Southwestern Energy Co.	784,611	0.2
2,869 (1)	Weatherford International PLC	280,674	0.1

	Financials: 15.7%
18,567	Affiliated Managers Group, Inc.	2,811,415	0.6
30,162	AGNC Investment Corp.	295,889	0.1
54,580	Ally Financial, Inc.	1,905,934	0.4
17,981	American Financial Group, Inc.	2,137,761	0.4
3,801	Ameriprise Financial, Inc.	1,443,734	0.3
70,442	Annaly Capital Management, Inc.	1,364,462	0.3
9,299	Ares Management Corp. -Class A	1,105,837	0.2
6,828	Assured Guaranty Ltd.	510,939	0.1
14,863	Axis Capital Holdings Ltd.	822,964	0.2
52,615	Bank OZK	2,621,805	0.5
26,942	Citizens Financial Group, Inc.	892,858	0.2
87,496	CNO Financial Group, Inc.	2,441,138	0.5
47,476	Commerce Bancshares, Inc.	2,535,693	0.5
30,118	East West Bancorp, Inc.	2,166,990	0.4
112,245	Equitable Holdings, Inc.	3,737,759	0.8
3,334	Erie Indemnity Co. - Class A	1,116,623	0.2
53,266	Essent Group Ltd.	2,809,249	0.6
9,436	Evercore, Inc. - Class A	1,614,028	0.3
2,959	Everest Re Group Ltd.	1,046,243	0.2
4,941	Fidelity National Financial, Inc.	252,090	0.0
46,240	First American Financial Corp.	2,979,706	0.6
34,357	First Hawaiian, Inc.	785,401	0.2
50,028	Hancock Whitney Corp.	2,430,861	0.5
7,074	Hartford Financial Services Group, Inc.	568,608	0.1
41,541	International Bancshares Corp.	2,256,507	0.5
26,683	Jefferies Financial Group, Inc.	1,078,260	0.2
20,371	Loews Corp.	1,417,618	0.3
3,086	MarketAxess Holdings, Inc.	903,735	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
146,174	MGIC Investment Corp.	$2,819,696	0.6
26,501	OneMain Holdings, Inc.	1,303,849	0.3
27,502	Pinnacle Financial Partners, Inc.	2,398,724	0.5
17,505	Prosperity Bancshares, Inc.	1,185,614	0.2
22,778	Reinsurance Group of America, Inc.	3,685,025	0.8
1,289	RenaissanceRe Holdings Ltd.	252,644	0.1
130,329	Rithm Capital Corp.	1,391,914	0.3
71,526	SLM Corp.	1,367,577	0.3
73,806 (2)	Starwood Property Trust, Inc.	1,551,402	0.3
6,506	State Street Corp.	503,955	0.1
21,659	Stifel Financial Corp.	1,497,720	0.3
39,945	Synchrony Financial	1,525,500	0.3
30,475 (1)	Toast, Inc. - Class A	556,474	0.1
8,692	Tradeweb Markets, Inc. - Class A	789,929	0.2
31,522	UMB Financial Corp.	2,633,663	0.5
75,663	Unum Group	3,421,481	0.7
929	Willis Towers Watson PLC	224,075	0.0
33,963	Wintrust Financial Corp.	3,150,068	0.6
6,004	Zions Bancorp NA	263,395	0.1

	Health Care: 7.9%
8,952	Agilent Technologies, Inc.	1,244,597	0.3
3,077	AmerisourceBergen Corp.	631,954	0.1
13,839 (1)	Arrowhead Pharmaceuticals, Inc.	423,473	0.1
24,200	Bruker Corp.	1,778,216	0.4
6,644	Cardinal Health, Inc.	669,715	0.1
75,382 (1)	Doximity, Inc. - Class A	2,113,711	0.4
122,322 (1)	Exelixis, Inc.	2,934,505	0.6
32,995 (1)	Globus Medical, Inc. - Class A	1,758,304	0.4
10,164 (1)	Haemonetics Corp.	869,124	0.2
33,848 (1)	Halozyme Therapeutics, Inc.	1,251,022	0.3
11,321 (1)	HealthEquity, Inc.	750,582	0.1
23,212 (1)	Inari Medical, Inc.	1,506,923	0.3
17,860 (1)	Incyte Corp.	1,121,429	0.2
2,925 (1)	Inspire Medical Systems, Inc.	595,033	0.1
13,614 (1)	Jazz Pharmaceuticals PLC	1,674,522	0.3
30,422 (1)	Lantheus Holdings, Inc.	1,886,164	0.4
29,174 (1)	LivaNova PLC	1,509,463	0.3
215 (1)	Mettler-Toledo International, Inc.	260,786	0.0
5,394 (1)	Molina Healthcare, Inc.	1,948,906	0.4

See Accompanying Notes to Financial Statements

35

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
31,622 (1)	Neurocrine Biosciences, Inc.	$4,166,515	0.9
61,640	Patterson Cos., Inc.	1,753,658	0.4
3,144 (1)	Penumbra, Inc.	790,842	0.2
36,592 (1)	Progyny, Inc.	1,360,491	0.3
11,199 (1)	Shockwave Medical, Inc.	2,134,081	0.4
5,500 (1)	Tenet Healthcare Corp.	415,635	0.1
8,429 (1)	United Therapeutics Corp.	1,853,453	0.4
4,148 (1)	Veeva Systems, Inc. - Class A	798,573	0.2

	Industrials: 21.1%
16,385	Acuity Brands, Inc.	3,356,140	0.7
20,366	Advanced Drainage Systems, Inc.	2,864,274	0.6
51,494	AECOM	4,759,590	1.0
6,504	AGCO Corp.	789,651	0.2
4,093	Allison Transmission Holdings, Inc.	238,008	0.0
84,302 (1)	American Airlines Group, Inc.	1,158,309	0.2
2,482	AMETEK, Inc.	409,257	0.1
10,190	Avis Budget Group, Inc.	1,806,279	0.4
5,264 (1)	Builders FirstSource, Inc.	878,772	0.2
4,234	Carlisle Cos., Inc.	1,322,829	0.3
3,109	Cintas Corp.	1,873,670	0.4
28,473 (1)(2)	Clarivate PLC	263,660	0.0
16,553 (1)	Clean Harbors, Inc.	2,888,664	0.6
44,560 (1)	Copart, Inc.	2,183,440	0.4
66,965 (1)	Core & Main, Inc. - Class A	2,706,056	0.6
4,673 (1)	CoStar Group, Inc.	408,373	0.1
1,517	Curtiss-Wright Corp.	337,972	0.1
50,019	Donaldson Co., Inc.	3,268,742	0.7
97,477	Dun & Bradstreet Holdings, Inc.	1,140,481	0.2
1,250	EMCOR Group, Inc.	269,288	0.0
18,335	EnerSys	1,851,102	0.4
10,856	Esab Corp.	940,347	0.2
4,981	Exponent, Inc.	438,527	0.1
23,256	Fortive Corp.	1,712,339	0.3
45,691	Fortune Brands Innovations, Inc.	3,478,913	0.7
1,413 (1)	FTI Consulting, Inc.	281,399	0.1
21,510 (1)	Gates Industrial Corp. PLC	288,664	0.1
73,638	Genpact Ltd.	2,555,975	0.5
50,658	Graco, Inc.	4,395,088	0.9
33,945 (1)	GXO Logistics, Inc.	2,076,076	0.4
82,682 (1)(2)	Hertz Global Holdings, Inc.	859,066	0.2
24,447	ITT, Inc.	2,917,016	0.6
10,761	Leidos Holdings, Inc.	1,164,771	0.2
837	Lennox International, Inc.	374,574	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
4,036	Lincoln Electric Holdings, Inc.	$877,669	0.2
24,511	MSC Industrial Direct Co., Inc. - Class A	2,481,984	0.5
51,597	nVent Electric PLC	3,048,867	0.6
33,762	Owens Corning	5,004,541	1.0
17,285	Pentair PLC	1,256,792	0.3
16,103	Regal Rexnord Corp.	2,383,566	0.5
1,688	Rockwell Automation, Inc.	524,090	0.1
22,463	Rollins, Inc.	980,959	0.2
21,218	Ryder System, Inc.	2,441,343	0.5
10,104 (1)	Saia, Inc.	4,427,775	0.9
31,137	Schneider National, Inc. - Class B	792,437	0.2
37,012	Sensata Technologies Holding PLC	1,390,541	0.3
8,733	Simpson Manufacturing Co., Inc.	1,728,959	0.3
30,532	SS&C Technologies Holdings, Inc.	1,865,811	0.4
36,870	Terex Corp.	2,118,550	0.4
39,974	Timken Co.	3,203,916	0.7
7,310 (2)	Watsco, Inc.	3,132,116	0.6
14,104	Watts Water Technologies, Inc. - Class A	2,938,427	0.6
13,585	WESCO International, Inc.	2,362,160	0.5
7,147 (1)	WillScot Mobile Mini Holdings Corp.	318,041	0.1
21,447	Woodward, Inc.	2,919,580	0.6

	Information Technology: 10.3%
8,299 (1)	Akamai Technologies, Inc.	982,187	0.2
46,149 (1)	Allegro MicroSystems, Inc.	1,396,930	0.3
6,316 (1)	Arrow Electronics, Inc.	772,131	0.2
57,857	Avnet, Inc.	2,915,993	0.6
44,807 (1)	Calix, Inc.	1,957,618	0.4
11,656 (1)	Cirrus Logic, Inc.	969,663	0.2
24,645 (1)	Coherent Corp.	1,072,797	0.2
20,692	Concentrix Corp.	2,032,161	0.4
8,810 (1)	DocuSign, Inc.	523,754	0.1
65,689 (1)	Dropbox, Inc. - Class A	1,936,512	0.4
67,148 (1)	Dynatrace, Inc.	3,672,324	0.8
38,111 (1)	ExlService Holdings, Inc.	1,175,724	0.2
7,798 (1)	F5, Inc.	1,395,686	0.3
24,001 (1)	GoDaddy, Inc. - Class A	2,547,946	0.5
1,804 (1)	HubSpot, Inc.	1,047,294	0.2
9,841	Jabil, Inc.	1,253,743	0.3
7,591 (1)	Keysight Technologies, Inc.	1,207,652	0.2
45,036 (1)	Lattice Semiconductor Corp.	3,107,034	0.6
11,513 (1)	Manhattan Associates, Inc.	2,478,979	0.5

See Accompanying Notes to Financial Statements

36

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
24,031	MKS Instruments, Inc.	$2,472,069	0.5
2,124	Monolithic Power Systems, Inc.	1,339,777	0.3
9,625	NetApp, Inc.	848,540	0.2
1,726 (1)	Onto Innovation, Inc.	263,905	0.0
4,355	Paycom Software, Inc.	900,266	0.2
16,706 (1)	Paylocity Holding Corp.	2,753,984	0.6
36,310 (1)	Pure Storage, Inc. - Class A	1,294,815	0.3
28,467 (1)	Rambus, Inc.	1,942,873	0.4
8,068 (1)	RingCentral, Inc. - Class A	273,909	0.1
5,604 (1)	Silicon Laboratories, Inc.	741,241	0.1
10,517 (1)	Super Micro Computer, Inc.	2,989,562	0.6
17,906 (1)	Teradata Corp.	779,090	0.2
6,271	Teradyne, Inc.	680,529	0.1
10,601 (1)	Trimble, Inc.	563,973	0.1

	Materials: 6.4%
43,049	Alcoa Corp.	1,463,666	0.3
24,470	AptarGroup, Inc.	3,024,981	0.6
13,389	Ashland, Inc.	1,128,827	0.2
55,253	Avient Corp.	2,296,867	0.5
44,763 (1)	Axalta Coating Systems Ltd.	1,520,599	0.3
25,884	Berry Global Group, Inc.	1,744,323	0.4
56,461	Chemours Co.	1,780,780	0.4
89,240 (1)	Cleveland-Cliffs, Inc.	1,822,281	0.4
42,702	Commercial Metals Co.	2,136,808	0.4
10,669	Crown Holdings, Inc.	982,508	0.2
50,531	Element Solutions, Inc.	1,169,287	0.2
9,304	PPG Industries, Inc.	1,391,413	0.3
13,116	Reliance Steel & Aluminum Co.	3,668,283	0.7
9,355	Royal Gold, Inc.	1,131,581	0.2
38,607	RPM International, Inc.	4,309,699	0.9
22,581	Sonoco Products Co.	1,261,601	0.3
10,090	United States Steel Corp.	490,879	0.1

	Real Estate: 7.4%
32,948	Agree Realty Corp.	2,074,077	0.4
61,013	Apartment Income REIT Corp.	2,118,981	0.4
144,792	Brixmor Property Group, Inc.	3,369,310	0.7
33,590	CubeSmart	1,556,896	0.3
19,320	EastGroup Properties, Inc.	3,545,993	0.7
4,072	Equity LifeStyle Properties, Inc.	287,239	0.1
23,992	Equity Residential	1,467,351	0.3
63,678	First Industrial Realty
	Trust, Inc.	3,353,920	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
8,955	Gaming and Leisure Properties, Inc.	$441,929	0.1
16,679 (1)	Jones Lang LaSalle, Inc.	3,150,163	0.6
69,952	Kilroy Realty Corp.	2,786,888	0.6
10,473	Kite Realty Group Trust	239,413	0.0
31,261	Lamar Advertising Co. - Class A	3,322,419	0.7
85,454	National Retail Properties, Inc.	3,683,067	0.8
4,293	Rexford Industrial Realty, Inc.	240,837	0.1
64,037	Sabra Health Care REIT, Inc.	913,808	0.2
25,938	Spirit Realty Capital, Inc.	1,133,231	0.2
7,456	STAG Industrial, Inc.	292,723	0.1
49,977	VICI Properties, Inc.	1,593,267	0.3
8,925	WP Carey, Inc.	578,429	0.1

	Utilities: 3.2%
11,569	ALLETE, Inc.	707,560	0.1
3,623	Atmos Energy Corp.	419,906	0.1
34,375	Black Hills Corp.	1,854,531	0.4
2,815	DTE Energy Co.	310,382	0.1
16,346	Edison International	1,168,575	0.2
52,847	National Fuel Gas Co.	2,651,334	0.5
43,523	NorthWestern Corp.	2,214,885	0.5
36,362	ONE Gas, Inc.	2,316,987	0.5
13,806	PG&E Corp.	248,922	0.0
4,314	Southwest Gas Holdings, Inc.	273,292	0.1
101,742	UGI Corp.	2,502,853	0.5
28,434	Vistra Corp.	1,095,278	0.2

	Total Common Stock
	(Cost $415,874,152)	480,765,805	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 0.7%
1,000,000 (3)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 08/15/27-10/20/53)	1,000,000	0.2

See Accompanying Notes to Financial Statements

37

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
652,903 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $653,285, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $665,961, due 12/01/29-12/01/53)	$652,903	0.1
1,000,000 (3)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	1,000,000	0.2
1,000,000 (3)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-6.000%, Market Value plus accrued interest $1,020,211, due 03/08/27-01/01/59)	1,000,000	0.2
	Total Repurchase Agreements
	(Cost $3,652,903)	3,652,903	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
5,647,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270%
	(Cost $5,647,000)	$5,647,000	1.2

	Total Short-Term Investments
	(Cost $9,299,903)	$9,299,903	1.9
	Total Investments in Securities
	(Cost $425,174,055)	$490,065,708	100.7
	Liabilities in Excess of Other Assets	(3,196,230)	(0.7)
	Net Assets	$486,869,478	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

38

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$480,765,805	$—	$—	$480,765,805
Short-Term Investments	5,647,000	3,652,903	—	9,299,903
Total Investments, at fair value	$486,412,805	$3,652,903	$—	$490,065,708
Other Financial Instruments+
Futures	310,631	—	—	310,631
Total Assets	$486,723,436	$3,652,903	$—	$490,376,339

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P Mid 400 E-Mini Index	19	03/15/24	$5,338,050	$310,631
			$5,338,050	$310,631

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$310,631
Total Asset Derivatives		$310,631

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$250,572
Total	$250,572

See Accompanying Notes to Financial Statements

39

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$280,901
Total	$280,901

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $426,604,412.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$79,113,402
Gross Unrealized Depreciation	(15,341,475)
Net Unrealized Appreciation	$63,771,927

See Accompanying Notes to Financial Statements

40

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Communication Services: 2.4%
49,122 (1)(2)	Advantage Solutions, Inc.	$177,822	0.1
29,690 (1)	AMC Networks, Inc. - Class A	557,875	0.2
7,288	ATN International, Inc.	284,013	0.1
20,612 (1)	Bandwidth, Inc. - Class A	298,256	0.1
29,836 (1)(2)	Cinemark Holdings, Inc.	420,389	0.2
13,123 (1)	EchoStar Corp. - Class A	217,448	0.1
54,853	Entravision Communications Corp. - Class A	228,737	0.1
18,616 (1)	EW Scripps Co. - Class A	148,742	0.1
7,417 (1)	IMAX Corp.	111,403	0.0
20,075 (1)	Integral Ad Science Holding Corp.	288,879	0.1
9,795	Iridium Communications, Inc.	403,162	0.2
18,191 (1)	Liberty Latin America Ltd. - Class C	133,522	0.1
20,289 (1)	Ooma, Inc.	217,701	0.1
3,651	Shutterstock, Inc.	176,270	0.1
6,590	Telephone and Data Systems, Inc.	120,927	0.0
11,650 (1)	Thryv Holdings, Inc.	237,078	0.1
13,203 (1)	TripAdvisor, Inc.	284,261	0.1
29,818 (1)	Yelp, Inc.	1,411,584	0.6

	Consumer Discretionary: 15.0%
24,936	Aaron’s Co., Inc.	271,304	0.1
18,589 (1)	Abercrombie & Fitch Co. - Class A	1,639,922	0.7
10,903	Academy Sports & Outdoors, Inc.	719,598	0.3
2,144	Advance Auto Parts, Inc.	130,848	0.1
68,026 (1)	American Axle & Manufacturing Holdings, Inc.	599,309	0.3
5,452	American Eagle Outfitters, Inc.	115,364	0.0
6,333 (1)	Asbury Automotive Group, Inc.	1,424,735	0.6
162,986 (1)	BARK, Inc.	131,285	0.1
5,624 (1)	Beazer Homes USA, Inc.	190,035	0.1
20,289	Bloomin’ Brands, Inc.	571,135	0.2
11,086 (1)	Boot Barn Holdings, Inc.	850,961	0.4
10,909 (1)	Brinker International, Inc.	471,051	0.2
24,246	Buckle, Inc.	1,152,170	0.5
6,941	Build-A-Bear Workshop, Inc.	159,574	0.1
71,305 (1)	CarParts.com, Inc.	225,324	0.1
651 (1)	Cavco Industries, Inc.	225,650	0.1
30,662 (1)	Century Casinos, Inc.	149,631	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
19,239	Cheesecake Factory, Inc.	$673,557	0.3
23,580 (1)	Chico’s FAS, Inc.	178,736	0.1
11,805 (1)	Coursera, Inc.	228,663	0.1
1,162 (1)	Crocs, Inc.	108,542	0.0
67,721	Dana, Inc.	989,404	0.4
6,983 (1)	Dave & Buster’s Entertainment, Inc.	376,035	0.2
14,285 (1)	European Wax Center, Inc. - Class A	194,133	0.1
30,209 (1)	Everi Holdings, Inc.	340,455	0.1
13,924 (1)	Garrett Motion, Inc.	134,645	0.1
11,990	Gentex Corp.	391,593	0.2
5,923 (1)	G-III Apparel Group Ltd.	201,264	0.1
13,025	Golden Entertainment, Inc.	520,088	0.2
4,606 (1)	Green Brick Partners, Inc.	239,236	0.1
1,292	Group 1 Automotive, Inc.	393,724	0.2
23,772	Guess?, Inc.	548,182	0.2
12,660	Haverty Furniture Cos., Inc.	449,430	0.2
2,300 (1)	Hovnanian Enterprises, Inc. - Class A	357,926	0.1
15,569 (1)	Inspired Entertainment, Inc.	153,822	0.1
10,400	Installed Building Products, Inc.	1,901,328	0.8
7,156	Jack in the Box, Inc.	584,144	0.2
39,155	Kohl’s Corp.	1,122,965	0.5
11,070 (1)	M/I Homes, Inc.	1,524,782	0.6
25,047	MDC Holdings, Inc.	1,383,847	0.6
8,051	Meritage Homes Corp.	1,402,484	0.6
8,628	Monarch Casino & Resort, Inc.	596,626	0.2
24,365	Movado Group, Inc.	734,605	0.3
14,236	Newell Brands, Inc.	123,569	0.0
21,622	Nordstrom, Inc.	398,926	0.2
8,345	Oxford Industries, Inc.	834,500	0.4
1,892	Patrick Industries, Inc.	189,862	0.1
32,906	Perdoceo Education Corp.	577,829	0.2
13,184	Phinia, Inc.	399,343	0.2
14,032 (1)	PlayAGS, Inc.	118,290	0.0
934	Ralph Lauren Corp.	134,683	0.1
15,482 (1)	Shake Shack, Inc. - Class A	1,147,526	0.5
12,431	Signet Jewelers Ltd.	1,333,349	0.6
5,834	Sonic Automotive, Inc. - Class A	327,929	0.1
17,823	Standard Motor Products, Inc.	709,534	0.3
4,563 (1)	Stride, Inc.	270,905	0.1
8,074	Tapestry, Inc.	297,204	0.1
38,214 (1)	Tri Pointe Homes, Inc.	1,352,776	0.6
26,592 (1)	Urban Outfitters, Inc.	949,068	0.4
25,869 (1)	Vista Outdoor, Inc.	764,946	0.3

See Accompanying Notes to Financial Statements

41

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
22,343	Wendy’s Co.	$435,242	0.2
3,823	Weyco Group, Inc.	119,889	0.0

	Consumer Staples: 4.6%
16,407	Andersons, Inc.	944,059	0.4
4,818 (1)	BellRing Brands, Inc.	267,062	0.1
10,999 (1)	Central Garden & Pet Co.	551,160	0.2
317	Coca-Cola Consolidated, Inc.	294,303	0.1
12,958 (1)	elf Beauty, Inc.	1,870,358	0.8
25,060	Fresh Del Monte Produce, Inc.	657,825	0.3
7,070	Medifast, Inc.	475,245	0.2
5,071	MGP Ingredients, Inc.	499,595	0.2
9,086 (1)	National Beverage Corp.	451,756	0.2
10,850 (1)	Nature’s Sunshine Products, Inc.	187,597	0.1
2,188 (1)	Performance Food Group Co.	151,300	0.1
3,455	PriceSmart, Inc.	261,820	0.1
29,922 (1)	Simply Good Foods Co.	1,184,911	0.5
25,220	SpartanNash Co.	578,799	0.2
13,339	Turning Point Brands, Inc.	351,082	0.2
6,597	Universal Corp.	444,110	0.2
6,358 (1)	USANA Health Sciences, Inc.	340,789	0.1
99,883	Vector Group Ltd.	1,126,680	0.5
8,215 (1)	Vital Farms, Inc.	128,893	0.1

	Energy: 4.2%
17,898	California Resources Corp.	978,663	0.4
1,354	CONSOL Energy, Inc.	136,118	0.0
7,633 (1)	DMC Global, Inc.	143,653	0.1
14,565	Equitrans Midstream Corp.	148,272	0.1
8,625 (1)	Forum Energy Technologies, Inc.	191,216	0.1
26,300 (1)	Green Plains, Inc.	663,286	0.3
19,973	Helmerich & Payne, Inc.	723,422	0.3
6,004 (2)	Hess Midstream L.P. - Class A	189,906	0.1
1,630 (1)	Nabors Industries Ltd.	133,057	0.0
24,128	Northern Oil and Gas, Inc.	894,425	0.4
47,830 (1)	Oceaneering International, Inc.	1,017,822	0.4
91,090 (1)	Oil States International, Inc.	618,501	0.3
40,497	Patterson-UTI Energy, Inc.	437,368	0.2
4,623	Riley Exploration Permian, Inc.	125,930	0.0
11,003	SandRidge Energy, Inc.	150,411	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
42,150	SM Energy Co.	$1,632,048	0.7
45,621 (1)	US Silica Holdings, Inc.	515,973	0.2
3,826 (1)	Vital Energy, Inc.	174,045	0.1
40,150	W&T Offshore, Inc.	130,889	0.0
40,306	World Fuel Services Corp.	918,171	0.4

	Financials: 19.5%
9,784	Amalgamated Financial Corp.	263,581	0.1
4,645 (2)	A-Mark Precious Metals, Inc.	140,511	0.1
17,972 (1)	Ambac Financial Group, Inc.	296,179	0.1
57,041 (2)	Arbor Realty Trust, Inc.	865,882	0.4
20,815	Artisan Partners Asset Management, Inc. - Class A	919,607	0.4
23,493	Assured Guaranty Ltd.	1,757,981	0.7
10,414	Bank of NT Butterfield & Son Ltd.	333,352	0.1
23,039	Banner Corp.	1,233,969	0.5
42,516	Berkshire Hills Bancorp, Inc.	1,055,672	0.4
25,260 (2)	Blackstone Mortgage Trust, Inc. - Class A	537,280	0.2
13,917	Bread Financial Holdings, Inc.	458,426	0.2
29,879	BrightSpire Capital, Inc.	222,300	0.1
64,588	Brookline Bancorp, Inc.	704,655	0.3
46,503	Central Pacific Financial Corp.	915,179	0.4
7,640	CNO Financial Group, Inc.	213,156	0.1
15,354 (1)(2)	Consumer Portfolio Services, Inc.	143,867	0.1
14,624 (1)	Customers Bancorp, Inc.	842,635	0.4
7,975	CVB Financial Corp.	161,015	0.1
4,302	Eagle Bancorp, Inc.	129,662	0.0
63,657	Ellington Financial, Inc.	809,080	0.3
10,580 (1)	Encore Capital Group, Inc.	536,935	0.2
21,498 (1)	Enova International, Inc.	1,190,129	0.5
6,442	Esquire Financial Holdings, Inc.	321,842	0.1
66,981 (1)	EZCORP, Inc. - Class A	585,414	0.2
942	Federal Agricultural Mortgage Corp. - Class C	180,129	0.1
68,838	First BanCorp/Puerto Rico	1,132,385	0.5
10,364	First Commonwealth Financial Corp.	160,020	0.1
51,036	First Financial Bancorp	1,212,105	0.5
61,535	First Hawaiian, Inc.	1,406,690	0.6

See Accompanying Notes to Financial Statements

42

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
35,497	Franklin BSP Realty Trust, Inc.	$479,564	0.2
208,185 (1)	Genworth Financial, Inc. - Class A	1,390,676	0.6
8,223 (1)	Goosehead Insurance, Inc. - Class A	623,303	0.3
27,987	Granite Point Mortgage Trust, Inc.	166,243	0.1
45,439 (1)	Green Dot Corp. - Class A	449,846	0.2
1,412	Hamilton Lane, Inc. - Class A	160,177	0.1
37,791	Hanmi Financial Corp.	733,145	0.3
14,070 (2)	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	388,051	0.2
6,708	Heritage Financial Corp.	143,484	0.1
3,994	Home Bancorp, Inc.	167,788	0.1
15,341	HomeStreet, Inc.	158,012	0.1
11,397	HomeTrust Bancshares, Inc.	306,807	0.1
19,625	Independent Bank Corp. Michigan	510,643	0.2
1,353	Investors Title Co.	219,375	0.1
27,705	James River Group Holdings Ltd.	255,994	0.1
56,746	KKR Real Estate Finance Trust, Inc.	750,750	0.3
32,058	Ladder Capital Corp.	368,988	0.2
7,515 (1)	LendingTree, Inc.	227,855	0.1
4,447	Lincoln National Corp.	119,936	0.0
20,523	Macatawa Bank Corp.	231,499	0.1
3,961	Mercantile Bank Corp.	159,945	0.1
18,395	Mercury General Corp.	686,317	0.3
22,443	MFA Financial, Inc.	252,933	0.1
15,768	Moelis & Co. - Class A	885,058	0.4
23,783 (1)	Mr Cooper Group, Inc.	1,548,749	0.7
27,737	Navient Corp.	516,463	0.2
30,633 (1)	NMI Holdings, Inc. - Class A	909,187	0.4
8,786	OceanFirst Financial Corp.	152,525	0.1
34,562	OFG Bancorp	1,295,384	0.5
5,897	OneMain Holdings, Inc.	290,132	0.1
139,394 (1)	Payoneer Global, Inc.	726,243	0.3
50,408	PennyMac Mortgage Investment Trust	753,600	0.3
772	Piper Sandler Cos.	135,000	0.1
17,589 (1)	PROG Holdings, Inc.	543,676	0.2
19,177	Radian Group, Inc.	547,503	0.2
2,825	Red River Bancshares, Inc.	158,511	0.1
39,380	Redwood Trust, Inc.	291,806	0.1
7,414	Regional Management Corp.	185,943	0.1
49,594	Rithm Capital Corp.	529,664	0.2
29,793	S&T Bancorp, Inc.	995,682	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
5,612	Sierra Bancorp	$126,551	0.0
16,413 (1)	SiriusPoint Ltd.	190,391	0.1
30,040	Southside Bancshares, Inc.	940,853	0.4
19,800	TrustCo Bank Corp. NY	614,790	0.3
33,088	Two Harbors Investment Corp.	460,916	0.2
7,521	UMB Financial Corp.	628,380	0.3
5,223	Unity Bancorp, Inc.	154,549	0.1
22,609	Universal Insurance Holdings, Inc.	361,292	0.1
8,101	Unum Group	366,327	0.2
3,807	Virtus Investment Partners, Inc.	920,380	0.4
16,343	Westamerica BanCorp	921,909	0.4
2,715	Wintrust Financial Corp.	251,816	0.1
127,619	WisdomTree, Inc.	884,400	0.4
15,958	WSFS Financial Corp.	732,951	0.3

	Health Care: 9.9%
41,422 (1)(2)	2seventy bio, Inc.	176,872	0.1
15,591 (1)	ACADIA Pharmaceuticals, Inc.	488,154	0.2
7,546 (1)	Addus HomeCare Corp.	700,646	0.3
140,992 (1)	Agenus, Inc.	116,727	0.0
41,834 (1)	Alkermes PLC	1,160,475	0.5
10,818 (1)	Amicus Therapeutics, Inc.	153,507	0.1
11,161 (1)	AMN Healthcare Services, Inc.	835,736	0.3
4,722 (1)	Amphastar Pharmaceuticals, Inc.	292,056	0.1
10,336 (1)	Arcus Biosciences, Inc.	197,418	0.1
60,386 (1)	Arcutis Biotherapeutics, Inc.	195,047	0.1
18,585 (1)	Avanos Medical, Inc.	416,862	0.2
3,728 (1)	Axonics, Inc.	231,993	0.1
131,502 (1)	Cara Therapeutics, Inc.	97,706	0.0
17,368 (1)	Certara, Inc.	305,503	0.1
132,388 (1)	Clover Health Investments Corp.	126,047	0.0
57,784 (1)	Coherus Biosciences, Inc.	192,421	0.1
8,246	CONMED Corp.	903,020	0.4
22,165 (1)	Cross Country Healthcare, Inc.	501,816	0.2
5,223 (1)	Cytokinetics, Inc.	436,068	0.2
9,526 (1)	Doximity, Inc. - Class A	267,109	0.1
9,752	Embecta Corp.	184,605	0.1
14,205 (1)	Enanta Pharmaceuticals, Inc.	133,669	0.0
4,652	Ensign Group, Inc.	522,001	0.2
17,695 (1)	Exelixis, Inc.	424,503	0.2
59,772 (1)	Fate Therapeutics, Inc.	223,547	0.1
203,661 (1)	FibroGen, Inc.	180,505	0.1
6,025 (1)	Fortrea Holdings, Inc.	210,273	0.1
1,790 (1)	Glaukos Corp.	142,287	0.1

See Accompanying Notes to Financial Statements

43

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
12,064 (1)	Harmony Biosciences Holdings, Inc.	$389,667	0.2
21,961 (1)	Hims & Hers Health, Inc.	195,453	0.1
2,724 (1)	Inari Medical, Inc.	176,842	0.1
7,499 (1)	Innoviva, Inc.	120,284	0.0
962 (1)	Inspire Medical Systems, Inc.	195,700	0.1
2,935	iRadimed Corp.	139,324	0.1
60,322 (1)	Ironwood Pharmaceuticals, Inc.	690,084	0.3
11,740 (1)	iTeos Therapeutics, Inc.	128,553	0.0
4,625 (1)	Lantheus Holdings, Inc.	286,750	0.1
5,510	LeMaitre Vascular, Inc.	312,748	0.1
14,307 (1)	MacroGenics, Inc.	137,633	0.1
17,914 (1)	Merit Medical Systems, Inc.	1,360,747	0.6
14,246 (1)	Myriad Genetics, Inc.	272,668	0.1
10,785 (1)	NeoGenomics, Inc.	174,501	0.1
18,968 (1)	Nurix Therapeutics, Inc.	195,750	0.1
3,113 (1)	Omnicell, Inc.	117,142	0.0
26,740 (1)	OraSure Technologies, Inc.	219,268	0.1
31,542 (1)	Owens & Minor, Inc.	607,814	0.3
15,674 (1)	Pacira BioSciences, Inc.	528,841	0.2
8,201	Patterson Cos., Inc.	233,318	0.1
8,878 (1)	PetIQ, Inc.	175,341	0.1
13,784	Phibro Animal Health Corp. - Class A	159,619	0.1
42,769 (1)	Poseida Therapeutics, Inc.	143,704	0.1
20,456 (1)	Prestige Consumer Healthcare, Inc.	1,252,316	0.5
39,202 (1)	Privia Health Group, Inc.	902,822	0.4
29,032 (1)	REGENXBIO, Inc.	521,124	0.2
6,412 (1)	Schrodinger, Inc./United States	229,550	0.1
11,406	Select Medical Holdings Corp.	268,041	0.1
4,725 (1)	Semler Scientific, Inc.	209,270	0.1
647 (1)	Shockwave Medical, Inc.	123,292	0.0
36,001 (1)(2)	Sight Sciences, Inc.	185,765	0.1
13,681 (1)	STAAR Surgical Co.	426,984	0.2
26,951 (1)	Supernus Pharmaceuticals, Inc.	779,962	0.3
14,480 (1)	Tactile Systems Technology, Inc.	207,064	0.1
8,740 (1)	Tandem Diabetes Care, Inc.	258,529	0.1
1,647	Utah Medical Products, Inc.	138,710	0.1
28,199 (1)	Varex Imaging Corp.	578,080	0.2
7,164 (1)	Xencor, Inc.	152,092	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
21,292 (1)	Zynex, Inc.	$231,870	0.1

	Industrials: 16.7%
2,074	AAON, Inc.	153,206	0.1
1,899	Acuity Brands, Inc.	388,972	0.2
10,279 (1)	ACV Auctions, Inc. - Class A	155,727	0.1
1,749 (1)	AeroVironment, Inc.	220,444	0.1
727	Alamo Group, Inc.	152,808	0.1
14,427 (1)	Alaska Air Group, Inc.	563,663	0.2
14,721 (1)	Alight, Inc. - Class A	125,570	0.1
25,489 (1)	American Airlines Group, Inc.	350,219	0.1
6,929 (1)	American Woodmark Corp.	643,358	0.3
21,443	Apogee Enterprises, Inc.	1,145,271	0.5
12,844	Applied Industrial Technologies, Inc.	2,218,030	0.9
5,252	ArcBest Corp.	631,343	0.3
1,365	Arcosa, Inc.	112,804	0.0
29,123	Aris Water Solutions, Inc. - Class A	244,342	0.1
1,131	Armstrong World Industries, Inc.	111,200	0.0
11,100 (1)	Array Technologies, Inc.	186,480	0.1
1,595	Avis Budget Group, Inc.	282,730	0.1
14,482	Barnes Group, Inc.	472,548	0.2
2,206 (1)	Beacon Roofing Supply, Inc.	191,966	0.1
3,655 (1)	BlueLinx Holdings, Inc.	414,148	0.2
15,842	Boise Cascade Co.	2,049,321	0.9
22,864	Brady Corp. - Class A	1,341,888	0.6
4,676	Columbus McKinnon Corp.	182,458	0.1
13,095 (1)	Core & Main, Inc. - Class A	529,169	0.2
38,387	Costamare, Inc.	399,609	0.2
16,746	Deluxe Corp.	359,202	0.2
21,285	Dun & Bradstreet Holdings, Inc.	249,035	0.1
17,402 (1)	DXP Enterprises, Inc.	586,447	0.2
3,062	Encore Wire Corp.	654,043	0.3
21,041	Enerpac Tool Group Corp.	654,165	0.3
9,164	EnPro Industries, Inc.	1,436,365	0.6
30,952 (1)	Enviri Corp.	278,568	0.1
2,003	Federal Signal Corp.	153,710	0.1
3,530	Forward Air Corp.	221,931	0.1
16,179	Franklin Electric Co., Inc.	1,563,700	0.7
3,807 (1)	Gibraltar Industries, Inc.	300,677	0.1
19,913 (1)	GMS, Inc.	1,641,429	0.7
4,229	Griffon Corp.	257,758	0.1
11,031 (1)	Hudson Technologies, Inc.	148,808	0.1
5,941 (1)	IBEX Holdings Ltd.	112,938	0.0

See Accompanying Notes to Financial Statements

44

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
60,940	Interface, Inc.	$769,063	0.3
27,084 (1)	Janus International Group, Inc.	353,446	0.2
14,021	Kaman Corp.	335,803	0.1
29,669	Kelly Services, Inc. - Class A	641,444	0.3
18,911	Kennametal, Inc.	487,715	0.2
8,687	Korn Ferry	515,573	0.2
8,330 (1)	Limbach Holdings, Inc.	378,765	0.2
19,356 (1)	Liquidity Services, Inc.	333,117	0.1
30,655	Marten Transport Ltd.	643,142	0.3
1,284	Matson, Inc.	140,726	0.1
3,098	Matthews International Corp. - Class A	113,542	0.0
771	Moog, Inc. - Class A	111,625	0.0
27,024	Mueller Industries, Inc.	1,274,182	0.5
56,114 (1)	NOW, Inc.	635,211	0.3
7,382 (1)	NV5 Global, Inc.	820,288	0.3
11,428 (1)	PGT Innovations, Inc.	465,120	0.2
77,830	Pitney Bowes, Inc.	342,452	0.1
4,253	Powell Industries, Inc.	375,965	0.2
14,250 (1)	Proto Labs, Inc.	555,180	0.2
7,404	Quanex Building Products Corp.	226,340	0.1
30,827 (1)	Resideo Technologies, Inc.	580,164	0.2
28,471	Resources Connection, Inc.	403,434	0.2
6,881 (1)	RXO, Inc.	160,052	0.1
1,001	Ryder System, Inc.	115,175	0.0
63,220	Safe Bulkers, Inc.	248,455	0.1
4,481 (1)	SkyWest, Inc.	233,908	0.1
7,517 (1)	SPX Technologies, Inc.	759,292	0.3
5,622	Standex International Corp.	890,412	0.4
37,793 (1)(2)	Stem, Inc.	146,637	0.1
40,985 (1)	Sun Country Airlines Holdings, Inc.	644,694	0.3
10,861 (1)	TaskUS, Inc. - Class A	141,953	0.1
10,524	Tennant Co.	975,470	0.4
9,313 (1)	Thermon Group Holdings, Inc.	303,324	0.1
15,897 (1)	Titan International, Inc.	236,547	0.1
29,416 (1)	Triumph Group, Inc.	487,717	0.2
12,080 (1)	TrueBlue, Inc.	185,307	0.1
117,510 (1)	TuSimple Holdings, Inc. - Class A	103,150	0.0
8,683 (1)	Upwork, Inc.	129,116	0.1
14,264	Vestis Corp.	301,541	0.1
5,184 (1)	Vicor Corp.	232,969	0.1
1,198	Watts Water Technologies, Inc. - Class A	249,591	0.1
5,782	Zurn Elkay Water Solutions Corp.	170,049	0.1

	Information Technology: 11.9%
81,768 (1)	8x8, Inc.	309,083	0.1
24,141	A10 Networks, Inc.	317,937	0.1
13,391 (1)	ACI Worldwide, Inc.	409,765	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
14,077	Advanced Energy Industries, Inc.	$1,533,267	0.6
2,652 (1)	Agilysys, Inc.	224,943	0.1
14,824 (1)	Alarm.com Holdings, Inc.	957,927	0.4
5,081 (1)	Alpha & Omega Semiconductor Ltd.	132,411	0.1
10,191 (1)	Amplitude, Inc. - Class A	129,630	0.1
54,590 (1)	Arlo Technologies, Inc.	519,697	0.2
4,769 (1)	Aviat Networks, Inc.	155,756	0.1
4,743	Avnet, Inc.	239,047	0.1
9,226 (1)	Axcelis Technologies, Inc.	1,196,520	0.5
3,218	Badger Meter, Inc.	496,763	0.2
5,870	Benchmark Electronics, Inc.	162,247	0.1
8,845 (1)	Box, Inc. - Class A	226,520	0.1
4,469 (1)	Calix, Inc.	195,251	0.1
28,516 (1)	CEVA, Inc.	647,598	0.3
9,733	Clear Secure, Inc. - Class A	200,986	0.1
32,875 (1)	Cohu, Inc.	1,163,446	0.5
22,689	CSG Systems International, Inc.	1,207,282	0.5
13,754 (1)	Digi International, Inc.	357,604	0.1
9,754 (1)	Diodes, Inc.	785,392	0.3
3,303 (1)	DoubleVerify Holdings, Inc.	121,484	0.0
8,527 (1)	DXC Technology Co.	195,012	0.1
17,899 (1)	ePlus, Inc.	1,429,056	0.6
6,414 (1)	Everbridge, Inc.	155,924	0.1
57,042 (1)	Extreme Networks, Inc.	1,006,221	0.4
2,756 (1)	Fannie Mae	524,549	0.2
19,485 (1)	Harmonic, Inc.	254,084	0.1
66,682 (1)(2)	Infinera Corp.	316,739	0.1
1,520 (1)	Insight Enterprises, Inc.	269,329	0.1
4,208	InterDigital, Inc.	456,736	0.2
6,864 (1)	Itron, Inc.	518,301	0.2
23,812 (1)	LiveRamp Holdings, Inc.	901,999	0.4
33,284 (1)	MaxLinear, Inc.	791,161	0.3
5,848 (1)	Model N, Inc.	157,487	0.1
9,314	PC Connection, Inc.	625,994	0.3
14,197 (1)	PDF Solutions, Inc.	456,292	0.2
39,132 (1)	Photronics, Inc.	1,227,571	0.5
6,083	Progress Software Corp.	330,307	0.1
13,632 (1)	Pure Storage, Inc. - Class A	486,117	0.2
8,196 (1)	Rambus, Inc.	559,377	0.2
111,470 (1)	Ribbon Communications, Inc.	323,263	0.1
9,414	Richardson Electronics Ltd./United States	125,677	0.1
63,911 (1)	Sabre Corp.	281,208	0.1
2,791 (1)	Sanmina Corp.	143,374	0.1
27,707 (1)	ScanSource, Inc.	1,097,474	0.5

See Accompanying Notes to Financial Statements

45

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,896 (1)(2)	SolarEdge Technologies, Inc.	$458,266	0.2
20,542 (1)	Sprinklr, Inc. - Class A	247,326	0.1
6,828 (1)	SPS Commerce, Inc.	1,323,539	0.6
2,805 (1)	Tenable Holdings, Inc.	129,198	0.1
9,973 (1)	Veeco Instruments, Inc.	309,462	0.1
5,236 (1)(2)	Viasat, Inc.	146,346	0.1
15,479 (1)	Weave Communications, Inc.	177,544	0.1
45,454 (1)	Xperi, Inc.	500,903	0.2
21,661 (1)	Yext, Inc.	127,583	0.1
20,230 (1)	Zuora, Inc. - Class A	190,162	0.1

	Materials: 5.9%
34,795 (1)	ATI, Inc.	1,582,129	0.7
907	Balchem Corp.	134,916	0.1
9,288	Carpenter Technology Corp.	657,590	0.3
11,130	Element Solutions, Inc.	257,548	0.1
17,433	HB Fuller Co.	1,419,221	0.6
9,133 (1)	Ingevity Corp.	431,260	0.2
7,462	Innospec, Inc.	919,617	0.4
7,503	Kaiser Aluminum Corp.	534,139	0.2
34,846 (1)(2)	Livent Corp.	626,531	0.3
3,800	Materion Corp.	494,494	0.2
15,969	Minerals Technologies, Inc.	1,138,749	0.5
17,385	Myers Industries, Inc.	339,877	0.1
44,208 (1)	O-I Glass, Inc.	724,127	0.3
3,276	Olympic Steel, Inc.	218,509	0.1
7,401	Orion SA	205,230	0.1
5,744	Quaker Chemical Corp.	1,225,885	0.5
26,784	Sealed Air Corp.	978,152	0.4
87,618	SunCoke Energy, Inc.	941,017	0.4
36,171 (1)	TimkenSteel Corp.	848,210	0.4
24,028	Tredegar Corp.	129,991	0.0

	Real Estate: 6.1%
68,142	Acadia Realty Trust	1,157,733	0.5
79,442	Apple Hospitality REIT, Inc.	1,319,532	0.6
91,312	Brandywine Realty Trust	493,085	0.2
9,113	Brixmor Property Group, Inc.	212,059	0.1
38,776	CareTrust REIT, Inc.	867,807	0.4
26,508	Chatham Lodging Trust	284,166	0.1
47,865 (1)	Compass, Inc. - Class A	179,972	0.1
54,343 (1)	Cushman & Wakefield PLC	586,904	0.2
8,667	DigitalBridge Group, Inc.	152,019	0.1
627	EastGroup Properties, Inc.	115,080	0.0
69,595	Essential Properties Realty Trust, Inc.	1,778,848	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
11,000 (1)	Forestar Group, Inc.	$363,770	0.1
9,341	Four Corners Property Trust, Inc.	236,327	0.1
5,303	Getty Realty Corp.	154,954	0.1
114,825	Hudson Pacific Properties, Inc.	1,069,021	0.4
844 (1)	Jones Lang LaSalle, Inc.	159,406	0.1
14,863	Kilroy Realty Corp.	592,142	0.2
8,436	National Retail Properties, Inc.	363,592	0.1
3,616	Phillips Edison & Co., Inc.	131,912	0.1
20,379	RE/MAX Holdings, Inc. - Class A	271,652	0.1
17,511	RMR Group, Inc. - Class A	494,335	0.2
6,149 (1)(2)	Safehold, Inc.	143,887	0.1
9,427	Saul Centers, Inc.	370,198	0.2
79,595	Service Properties Trust	679,741	0.3
103,341	Uniti Group, Inc.	597,311	0.2
37,891	Urban Edge Properties	693,405	0.3
74,154	Whitestone REIT	911,353	0.4

	Utilities: 1.5%
33,094	Avista Corp.	1,182,780	0.5
8,446	Chesapeake Utilities Corp.	892,151	0.4
7,314	National Fuel Gas Co.	366,943	0.1
9,907	UGI Corp.	243,712	0.1
17,677	Unitil Corp.	929,280	0.4

	Total Common Stock
	(Cost $195,288,640)	229,437,578	97.7

RIGHTS: —%
	Health Care: —%
7,651 (3)(4)	Aduro Biotech - CVR	—	—

	Total Rights
	(Cost $—)	—	—

WARRANTS: 0.1%
	Energy: 0.1%
1,219 (1)	Chord Energy Corp.	112,770	0.1
645 (1)	Nabors Industries Ltd.	6,772	0.0

	Total Warrants
	(Cost $37,789)	119,542	0.1

	Total Long-Term Investments
	(Cost $195,326,429)	229,557,120	97.8

See Accompanying Notes to Financial Statements

46

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Repurchase Agreements: 2.2%
1,246,506 (5)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,247,237, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,271,436, due 08/15/27-10/20/53)	$1,246,506	0.5
229,483 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $229,618, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $234,073, due 01/25/24-11/15/51)	229,483	0.1
1,246,506 (5)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,247,235, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $1,271,436, due 12/01/29-12/01/53)	1,246,506	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,246,506 (5)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,247,237, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,271,436, due 02/01/35-09/01/52)	$1,246,506	0.5
1,246,506 (5)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,247,235, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-6.000%, Market Value plus accrued interest $1,271,699, due 03/08/27-01/01/59)	1,246,506	0.5
	Total Repurchase Agreements (Cost $5,215,507)	5,215,507	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
4,961,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $4,961,000)	$4,961,000	2.1

	Total Short-Term Investments
	(Cost $10,176,507)	10,176,507	4.3
	Total Investments in Securities
	(Cost $205,502,936)	$239,733,627	102.1
	Liabilities in Excess of Other Assets	(4,846,881)	(2.1)
	Net Assets	$234,886,746	100.0

See Accompanying Notes to Financial Statements

47

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.

(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

48

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$229,437,578	$—	$—	$229,437,578
Warrants	119,542	—	—	119,542
Short-Term Investments	4,961,000	5,215,507	—	10,176,507
Total Investments, at fair value	$234,518,120	$5,215,507	$—	$239,733,627
Other Financial Instruments+
Futures	310,306	—	—	310,306
Total Assets	$234,828,426	$5,215,507	$—	$240,043,933

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, Voya Index Plus SmallCap Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech - CVR	10/6/2020	$—	$—
		$—	$—

At December 31, 2023, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
E-mini Russell 2000 Index	47	03/15/24	$4,812,095	$310,306
			$4,812,095	$310,306

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$310,306
Total Asset Derivatives		$310,306

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

49

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(241,901)
Total	$(241,901)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$409,333
Total	$409,333

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $206,017,257.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$45,842,829
Gross Unrealized Depreciation	(11,816,153)
Net Unrealized Appreciation	$34,026,676

See Accompanying Notes to Financial Statements

50

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class ADV	NII	$0.1033
Class I	NII	$0.2218
Class S	NII	$0.1579
All Classes	STCG	$ -
All Classes	LTCG	$0.5135
Voya Index Plus MidCap Portfolio
Class I	NII	$0.1992
Class S	NII	$0.1486
All Classes	STCG	$ -
All Classes	LTCG	$0.6997
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2153
Class S	NII	$0.1569
All Classes	STCG	$ -
All Classes	LTCG	$0.7067

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Index Plus LargeCap Portfolio	100.00%
Voya Index Plus MidCap Portfolio	100.00%
Voya Index Plus SmallCap Portfolio	100.00%

The Portfolio designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Index Plus LargeCap Portfolio	$16,730,822
Voya Index Plus MidCap Portfolio	$17,851,092
Voya Index Plus SmallCap Portfolio	$ 7,703,638

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

51

DIRECTOR AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors(3):
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director	January 2020 – Present May 2013 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present.
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	October 2015 – Present	Retired.	138	None.

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Directors attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Directors if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

52

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.
(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director of the Board.

53

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020.
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

54

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

55

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

56

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day

57

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Proﬁtability, and Fall-out Beneﬁts

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

58

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Index Plus LargeCap Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year and ten-year periods, and the third quintile for the one-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Index Plus MidCap Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the year-to-date and

59

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

one-year periods, and the fourth quintile for the five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Index Plus SmallCap Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-AIP (1223)

Annual Report

December 31, 2023

Classes ADV, I, S and S2

Voya Variable Product Index Funds

◼	Voya Emerging Markets Index Portfolio	◼	Voya Russell™ Mid Cap Growth Index Portfolio
◼	Voya International Index Portfolio	◼	Voya Russell™ Mid Cap Index Portfolio
◼	Voya Russell™ Large Cap Growth Index Portfolio	◼	Voya Russell™ Small Cap Index Portfolio
◼	Voya Russell™ Large Cap Index Portfolio	◼	Voya U.S. Bond Index Portfolio
◼	Voya Russell™ Large Cap Value Index Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East®(“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”)	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

1

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 9.06% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 9.83% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
China	23.4%
India	16.5%
Taiwan	15.6%
South Korea	12.7%
Brazil	5.7%
Saudi Arabia	4.1%
South Africa	2.8%
Mexico	2.7%
Indonesia	1.9%
Thailand	1.8%
Countries between 0.0% - 1.3%^	11.2%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments. ^ Includes 22 countries, which each 0.0% - 1.3% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Samsung Electronics Co. Ltd.	4.0%
Tencent Holdings Ltd.	3.5%
Alibaba Group Holding Ltd.	2.2%
Reliance Industries Ltd.	1.3%
PDD Holdings, Inc.	1.2%
ICICI Bank Ltd.	0.9%
Infosys Ltd.	0.9%
SK Hynix, Inc.	0.8%
HDFC Bank Ltd.	0.8%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.

While all regions generated positive returns for the reporting period, absolute performance was strongest in Latin America and Europe and weakest in Africa/Mideast.

Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change— because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

1

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class I	9.46%	2.91%	1.94%
Class S	9.06%	2.66%	1.74%
MSCI EM IndexSM	9.83%	3.68%	2.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.

The performance shown indicates past performance and is not a projection or prediction of future results. Actual Investment returns and principal value will fluctuate so that shares and/or units, at a redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

2

Portfolio Managers’ Report	Voya International Index Portfolio

Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 17.54% compared to the MSCI EAFE® Index (“MSCI EAFE®), which returned 18.24% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
Japan	22.1%
United Kingdom	14.2%
France	11.8%
Switzerland	10.4%
Germany	8.4%
Australia	6.5%
Netherlands	4.9%
Denmark	3.3%
Sweden	3.2%
Spain	2.7%
Countries between 0.0% - 2.3%^	11.4%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments. ^ Includes 16 countries, which each 0.0% - 2.3% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Novo Nordisk A/S - Class B	2.1%
Nestle SA	1.9%
ASML Holding NV	1.9%
LVMH Moet Hennessy Louis Vuitton SE	1.4%
Shell PLC	1.3%
AstraZeneca PLC	1.3%
Novartis AG	1.3%
Roche Holding AG	1.3%
Toyota Motor Corp.	1.2%
BHP Group Ltd. - Class DI	1.1%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE®. The Portfolio attempts to track the MSCI EAFE® by investing in most of the stocks which make up the MSCI EAFE®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE®. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE®. The Portfolio may not always hold all of the same securities as the MSCI EAFE®.

While all sectors posted positive returns for the reporting period, absolute performance was strongest within information technology, industrials and consumer discretionary. By contrast, consumer staples was the bottom absolute performing sector for the period.

Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	17.10%	7.33%	3.48%
Class I	17.74%	7.88%	3.99%
Class S	17.54%	7.59%	3.74%
Class S2	17.30%	7.43%	3.58%
MSCI EAFE® Index	18.24%	8.16%	4.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 45.65% compared to the Russell Top 200® Growth Index, which returned 46.62% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	50.0%
Consumer Discretionary	16.5%
Communication Services	12.3%
Health Care	9.3%
Consumer Staples	3.8%
Industrials	3.8%
Financials	1.8%
Exchange-Traded Funds	0.8%
Real Estate	0.8%
Materials	0.6%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Apple, Inc.	13.6%
Microsoft Corp.	13.4%
Amazon.com, Inc.	6.6%
NVIDIA Corp.	5.6%
Alphabet, Inc. - Class A	4.0%
Meta Platforms, Inc. - Class A	3.7%
Alphabet, Inc. - Class C	3.4%
Tesla, Inc.	3.3%
Eli Lilly & Co.	2.4%
Broadcom, Inc.	2.3%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

For the reporting period, absolute performance was strongest within communication services and information technology. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period and only sector posting negative returns.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
				Since
	1 Year	5 Year	10 Year	Inception
Class ADV	45.29%	19.62%	—	15.46%(1)
Class I	45.99%	20.21%	15.52%	—
Class S	45.65%	19.92%	15.23%	—
Russell Top 200® Growth Index	46.62%	20.79%	16.06%	16.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1) Class ADV inception date was July 13, 2015.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 29.08% compared to the Russell Top 200® Index, which returned 29.85% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	34.7%
Health Care	13.1%
Consumer Discretionary	11.2%
Financials	10.3%
Communication Services	9.8%
Industrials	6.4%
Consumer Staples	6.3%
Energy	3.5%
Materials	1.6%
Utilities	1.3%
Real Estate	1.2%
Exchange-Traded Funds	0.4%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023 (as a percentage of net assets)
Apple, Inc.	8.5%
Microsoft Corp.	8.4%
Amazon.com, Inc.	4.1%
NVIDIA Corp.	3.5%
Alphabet, Inc. - Class A	2.5%
Meta Platforms, Inc. - Class A	2.3%
Alphabet, Inc. - Class C	2.1%
Tesla, Inc.	2.0%
Berkshire Hathaway, Inc. - Class B	2.0%
Eli Lilly & Co.	1.5%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

For the reporting period, absolute performance was strongest within information technology, communication services and consumer discretionary. By contrast, utilities and energy were the bottom performing sectors on an absolute basis for the reporting period.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	28.76%	15.51%	11.74%
Class I	29.41%	16.10%	12.31%
Class S	29.08%	15.81%	12.03%
Class S2	28.89%	15.63%	11.86%
Russell Top 200® Index	29.85%	16.53%	12.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 9.99% compared to the Russell Top 200® Value Index, which returned 10.64% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Financials	24.2%
Health Care	19.1%
Industrials	10.7%
Consumer Staples	10.3%
Information Technology	9.6%
Energy	9.2%
Communication Services	5.5%
Utilities	3.4%
Materials	3.2%
Consumer Discretionary	2.6%
Real Estate	1.8%
Exchange-Traded Funds	0.1%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Berkshire Hathaway, Inc. - Class B	5.1%
JPMorgan Chase & Co.	3.9%
Exxon Mobil Corp.	3.2%
Johnson & Johnson	3.0%
Procter & Gamble Co.	2.2%
Chevron Corp.	2.0%
Bank of America Corp.	1.8%
Merck & Co., Inc.	1.8%
Walmart, Inc.	1.8%
Intel Corp.	1.7%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

Absolute performance was strongest within communication services, information technology and real estate. By contrast, utilities, healthcare and energy were the bottom performing sectors on an absolute basis for the reporting period.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
				Since
	1 Year	5 Year	10 Year	Inception
Class ADV	9.68%	9.83%	—	7.57%(1)
Class I	10.27%	10.37%	8.09%	—
Class S	9.99%	10.10%	7.82%	—
Russell Top 200® Value Index	10.64%	10.73%	8.46%	8.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)       Class ADV inception date was July 13, 2015.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 25.02% compared to the Russell Midcap® Growth Index, which returned 25.87% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	26.6%
Health Care	18.4%
Industrials	17.4%
Consumer Discretionary	13.1%
Financials	9.5%
Communication Services	4.2%
Energy	3.8%
Consumer Staples	2.7%
Materials	1.3%
Real Estate	1.2%
Exchange-Traded Funds	1.2%
Utilities	0.4%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Crowdstrike Holdings, Inc. - Class A	1.7%
Apollo Global Management, Inc.	1.6%
Dexcom, Inc.	1.5%
Cintas Corp.	1.5%
IDEXX Laboratories, Inc.	1.5%
Ross Stores, Inc.	1.4%
Copart, Inc.	1.3%
Cheniere Energy, Inc.	1.3%
IQVIA Holdings, Inc.	1.2%
Ameriprise Financial, Inc.	1.2%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology and communication services. By contrast, utilities and health care were the bottom absolute performing sectors.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class I	25.34%	13.33%	10.12%
Class S	25.02%	13.05%	9.85%
Class S2	24.84%	12.88%	9.68%
Russell Midcap® Growth Index	25.87%	13.81%	10.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 16.51% compared to the Russell Midcap® Index, which returned 17.23% for the same period.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Industrials	18.6%
Financials	15.0%
Information Technology	14.7%
Consumer Discretionary	10.8%
Health Care	10.2%
Real Estate	7.6%
Materials	5.8%
Utilities	5.2%
Energy	4.9%
Communication Services	3.5%
Consumer Staples	3.2%
Exchange-Traded Funds	0.2%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Phillips 66	0.6%
Parker-Hannifin Corp.	0.5%
Amphenol Corp. - Class A	0.5%
Trane Technologies PLC	0.5%
KKR & Co., Inc.	0.5%
Crowdstrike Holdings, Inc. - Class A	0.5%
TransDigm Group, Inc.	0.5%
Cintas Corp.	0.5%
Marvell Technology, Inc.	0.5%
PACCAR, Inc.	0.5%
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

For the reporting period, absolute performance was strongest within information technology, industrials and consumer discretionary. By contrast, utilities was the bottom absolute performing sector posting negative returns for the reporting period.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	16.31%	11.69%	8.46%
Class I	16.83%	12.26%	9.01%
Class S	16.51%	11.98%	8.74%
Class S2	16.36%	11.82%	8.57%
Russell Midcap® Index	17.23%	12.68%	9.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub- Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 16.35% compared to the Russell 2000® Index, which returned 16.93% for the same period.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	16.6%
Industrials	16.4%
Health Care	15.2%
Information Technology	14.0%
Consumer Discretionary	10.7%
Energy	6.8%
Real Estate	6.1%
Materials	4.5%
Consumer Staples	3.3%
Utilities	2.7%
Communication Services	2.3%
Consumer, Non-cyclical	0.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Super Micro Computer, Inc.	0.5%
Simpson Manufacturing Co., Inc.	0.3%
Cytokinetics, Inc.	0.3%
elf Beauty, Inc.	0.3%
MicroStrategy, Inc. - Class A	0.3%
Onto Innovation, Inc.	0.3%
Light & Wonder, Inc.	0.3%
Rambus, Inc.	0.3%
UFP Industries, Inc.	0.3%
BellRing Brands, Inc.	0.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

For the reporting period, absolute performance was strongest within industrials, consumer discretionary, and information technology sectors. By contrast, utilities was the bottom absolute performing sector posting negative returns for the reporting period.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	15.94%	9.08%	6.36%
Class I	16.68%	9.63%	6.89%
Class S	16.35%	9.34%	6.62%
Class S2	16.21%	9.19%	6.47%
Russell 2000® Index	16.93%	9.97%	7.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index. The Portfolio is managed by Matthew Toms, CFA, and Paul Buren, CFA, Portfolio Managers(1) of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 5.03% compared to the Bloomberg U.S. Aggregate Bond Index (the “Index” or “Bloomberg U.S. Aggregate Bond”), which returned 5.53% for the same period.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
U.S. Treasury Obligations	33.3%
U.S. Government Agency Obligations	28.6%
Corporate Bonds/Notes	26.9%
Commercial Mortgage-Backed Securities	1.7%
Sovereign Bonds	1.6%
Municipal Bonds	0.9%
Collateralized Mortgage Obligations	0.6%
Asset-Backed Securities	0.2%
Assets in Excess of Other Liabilities*	6.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
United States Treasury Notes, 3.750%, 12/31/28	6.5%
United States Treasury Notes, 4.250%, 12/31/25	4.6%
United States Treasury Notes, 4.250%, 12/15/26	4.4%
United States Treasury Bonds, 4.125%, 08/15/53	3.0%
United States Treasury Notes, 4.500%, 11/15/33	2.8%
United States Treasury Notes, 4.375%, 11/30/30	2.5%
Uniform Mortgage-Backed Securities, 2.000%, 02/01/52	2.1%
United States Treasury Notes, 1.500%, 01/31/27	1.9%
United States Treasury Notes, 4.375%, 11/30/28	1.4%
Uniform Mortgage-Backed Securities, 2.000%, 01/01/52	1.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics**: 2023 was a year of uncertainty, from the banking crisis early in the year to the U.S. Federal Reserve’s unexpected pivot on interest rates in December. The U.S. economy remained surprisingly resilient, driven by low unemployment, rising wages, robust consumer spending and increased investment in manufacturing.

Volatility persisted in the U.S. bond market but ended the year on a strong note. The yield on the U.S. Treasury 10-year note remained in a tight range for the first seven months of the year before spiking in August following news of a red-hot jobs market and then ultimately falling in December to near where it began the year as inflation and employment both moderated. Credit-sensitive bond sectors, such as high yield and bank loans, provided investors with equity-like returns for the year. Emerging market debt staged a comeback from a difficult 2022 thanks to waning inflation and a weakening U.S. dollar

The Portfolio is designed to replicate the risk and return drivers of the index. Security selection — particularly in U.S. Treasuries and investment grade credit — hurt and was somewhat offset by asset allocation to those same assets. Duration and curve position throughout the investment period positively impacted relative returns over the period.

Current Strategy and Outlook: Looking forward, the outlook has improved marginally, though we still expect growth to slow below trend. The increased cost of capital will likely curb consumption and investment, however ongoing government support measures at a global level are expected to partially offset these effects. In particular, China's growth focused investment and advanced economies efforts to enhance supply chain security are anticipated to bolster growth in the short term.

As the market focus shifts from inflation to growth concerns, duration will become an effective offset to risky asset drawdowns. Rate volatility, though receding from recent peaks, in our opinion, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. Elevated real rates could incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, many corners of the market, in our view, appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a headwind to growth.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

(1)	Effective May 1, 2023, Paul Buren, CFA was added as a portfolio manager to the Portfolio. In addition, effective December 31, 2023, Bob Kase, CFA, retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolio
*	Returns presented for the Portfolio are net of expenses.
**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	4.51%	0.27%	0.98%
Class I	5.03%	0.78%	1.49%
Class S	4.77%	0.53%	1.24%
Class S2	4.62%	0.38%	1.08%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*

Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$1,045.50	0.55%	$2.84	$1,000.00	$1,022.43	0.55%	$2.80
Class S	1,000.00	1,042.80	0.80	4.12	1,000.00	1,021.17	0.80	4.08

Voya International Index Portfolio
Class ADV	$1,000.00	$1,050.30	0.95%	$4.91	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,053.10	0.46	2.38	1,000.00	1,022.89	0.46	2.35
Class S	1,000.00	1,051.60	0.71	3.67	1,000.00	1,021.63	0.71	3.62
Class S2	1,000.00	1,050.70	0.86	4.45	1,000.00	1,020.87	0.86	4.38
...
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,104.60	0.93%	$4.93	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,107.20	0.43	2.28	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,105.80	0.68	3.61	1,000.00	1,021.78	0.68	3.47

Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$1,082.70	0.86%	$4.51	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	1,085.90	0.36	1.89	1,000.00	1,023.39	0.36	1.84
Class S	1,000.00	1,084.60	0.61	3.21	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	1,083.60	0.76	3.99	1,000.00	1,021.37	0.76	3.87

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*

Voya Russell™ Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,049.20	0.84%	$4.34	$1,000.00	$1,020.97	0.84%	$4.28
Class I	1,000.00	1,052.10	0.34	1.76	1,000.00	1,023.49	0.34	1.73
Class S	1,000.00	1,050.70	0.59	3.05	1,000.00	1,022.23	0.59	3.01

Voya Russell™ Mid Cap Growth Index Portfolio
Class I	$1,000.00	$1,083.70	0.40%	$2.10	$1,000.00	$1,023.19	0.40%	$2.04
Class S	1,000.00	1,082.20	0.65	3.41	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,081.30	0.80	4.20	1,000.00	1,021.17	0.80	4.08

Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,071.10	0.90%	$4.70	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,073.30	0.40	2.09	1,000.00	1,023.19	0.40	2.04
Class S	1,000.00	1,072.90	0.65	3.40	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,071.80	0.80	4.18	1,000.00	1,021.17	0.80	4.08

Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$1,077.10	0.95%	$4.97	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,080.70	0.45	2.36	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,079.20	0.70	3.67	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,078.70	0.85	4.45	1,000.00	1,020.92	0.85	4.33

Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,028.00	0.86%	$4.40	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	1,030.60	0.36	1.84	1,000.00	1,023.39	0.36	1.84
Class S	1,000.00	1,029.30	0.61	3.12	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	1,027.40	0.76	3.88	1,000.00	1,021.37	0.76	3.87

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio and the Board of Directors of Voya Variable Portfolios, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio and Voya U.S. Bond Index Portfolio (collectively referred to as the “Portfolios”) (nine of the portfolios constituting Voya Variable Portfolios, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (nine of the portfolios constituting Voya Variable Portfolios, Inc.) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 19, 2024

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

		Voya	Voya Russell™
	Voya Emerging	International	Large Cap	Voya Russell™
	Market Index	Index	Growth Index	Large Cap Index
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in securities at fair value+*	$93,839,595	$1,126,257,830	$1,583,496,979	$2,193,259,861
Short-term investments at fair value†	4,247,475	60,533,840	2,981,000	3,158,000
Cash	–	183,873	660,282	857,014
Cash collateral for futures contracts	50,041	517,771	224,200	318,600
Foreign currencies at value‡	233,926	265,107	–	–
Receivables:
Investment securities and currencies sold	72,515	196,596	911,228	1,562,732
Fund shares sold	553	278,667	87,651	279,122
Dividends	230,828	935,280	898,647	1,746,211
Interest	128	55	219	412
Foreign tax reclaims	22,104	7,922,669	–	–
Variation margin on futures contracts	1,753	8,986	–	–
Prepaid expenses	12,998	9,688	11,294	16,961
Reimbursement due from Investment Adviser	216,120	120,717	–	35,242
Other assets	19,459	86,177	28,459	85,057
Total assets	98,947,495	1,197,317,256	1,589,299,959	2,201,319,212

LIABILITIES:
Payable for investment securities and currencies
purchased	72,326	–	–	–
Payable for fund shares redeemed	31,890	339,274	578,749	1,008,596
Payable upon receipt of securities loaned	723,475	56,708,840	–	–
Variation margin payable on futures contracts	–	–	11,637	16,537
Payable for investment management fees	23,713	429,601	503,586	620,000
Payable for distribution and shareholder service fees	1	189,757	169,664	386,616
Payable to custodian due to bank overdraft	1,978,254	–	–	–
Payable to directors under the deferred compensation plan (Note 6)	19,459	86,177	28,459	85,057
Payable for directors fees	1,462	4,151	3,476	5,141
Payable for foreign capital gains tax	461,327	–	–	–
Other accrued expenses and liabilities	323,668	706,221	529,245	542,810
Total liabilities	3,635,575	58,464,021	1,824,816	2,664,757
NET ASSETS	$95,311,920	$1,138,853,235	$1,587,475,143	$2,198,654,455

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$226,057,566	$858,357,569	$392,037,403	$1,098,338,884
Total distributable earnings (loss)	(130,745,646)	280,495,666	1,195,437,740	1,100,315,571
NET ASSETS	$95,311,920	$1,138,853,235	$1,587,475,143	$2,198,654,455

+ Including securities loaned at value	$675,958	$53,421,362	$—	$—
* Cost of investments in securities	$116,995,150	$625,385,178	$456,478,100	$1,053,353,733
† Cost of short-term investments	$4,247,475	$60,533,840	$2,981,000	$3,158,000
‡ Cost of foreign currencies	$230,483	$262,633	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

		Voya	Voya Russell™
	Voya Emerging	International	Large Cap	Voya Russell™
	Market Index	Index	Growth Index	Large Cap Index
	Portfolio	Portfolio	Portfolio	Portfolio
Class ADV
Net assets	n/a	$402,013,456	$10,270	$171,834,665
Shares authorized	n/a	250,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	37,004,012	164	5,272,105
Net asset value and redemption price per share	n/a	$10.86	$62.71	$32.59

Class I
Net assets	$95,308,923	$609,509,940	$775,807,471	$519,420,714
Shares authorized	100,000,000	200,000,000	100,000,000	400,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,647,503	54,917,259	12,195,752	15,496,052
Net asset value and redemption price per share	$9.88	$11.10	$63.61	$33.52

Class S
Net assets	$2,997	$125,542,788	$811,657,402	$1,507,251,964
Shares authorized	100,000,000	100,000,000	100,000,000	200,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	11,405,139	12,860,866	45,376,567
Net asset value and redemption price per share	$9.99	$11.01	$63.11	$33.22

Class S2
Net assets	n/a	$1,787,051	n/a	$147,112
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	162,617	n/a	4,280
Net asset value and redemption price per share	n/a	$10.99	n/a	$34.37

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Russell™	Voya Russell™
	Large Cap	Mid Cap	Voya Russell™	Voya Russell™
	Value Index	Growth Index	Mid Cap Index	Small Cap Index
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in securities at fair value+*	$1,281,564,015	$984,393,119	$965,586,368	$607,587,906
Investments in affiliates at fair value**	–	–	648,468	–
Short-term investments at fair value†	1,364,000	4,886,047	9,149,750	30,590,927
Cash	577,203	324,305	460,857	218,105
Cash collateral for futures contracts	236,000	135,900	181,200	624,000
Receivables:
Investment securities sold	1,984,777	430,205	129,582	267,373
Fund shares sold	195,233	13,728	864,810	61,955
Dividends	1,498,797	271,686	1,296,257	697,280
Interest	319	752	354	–
Foreign tax reclaims	576	1,959	1,961	11,194
Prepaid expenses	10,736	8,371	8,279	5,305
Reimbursement due from Investment Adviser	–	24,313	134,331	70,181
Other assets	23,593	21,897	71,229	41,113
Total assets	1,287,455,249	990,512,282	978,533,446	640,175,339

LIABILITIES:
Payable for investment securities purchased	–	–	796,646	351,118
Payable for fund shares redeemed	1,128,725	912,825	723,437	679,271
Payable upon receipt of securities loaned	–	2,597,047	6,000,750	22,016,927
Variation margin payable on futures contracts	12,250	23,580	31,440	154,312
Payable for investment management fees	311,101	348,752	325,012	212,024
Payable for distribution and shareholder service fees	234,407	200,233	114,563	102,465
Payable to directors under the deferred compensation plan
(Note 6)	23,593	21,897	71,230	41,113
Payable for directors fees	3,167	2,389	2,714	1,689
Other accrued expenses and liabilities	499,921	256,627	531,302	353,851
Total liabilities	2,213,164	4,363,350	8,597,094	23,912,770
NET ASSETS	$1,285,242,085	$986,148,932	$969,936,352	$616,262,569

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$977,465,407	$906,093,459	$390,620,054	$324,895,481
Total distributable earnings	307,776,678	80,055,473	579,316,298	291,367,088
NET ASSETS	$1,285,242,085	$986,148,932	$969,936,352	$616,262,569

+ Including securities loaned at value	$—	$2,512,550	$5,793,597	$21,223,506
* Cost of investments in securities	$1,005,541,300	$771,169,637	$471,366,934	$352,222,270
** Cost of investments in affiliates	$—	$—	$238,579	$—
† Cost of short-term investments	$1,364,000	$4,886,047	$9,149,750	$30,590,927

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Russell™	Voya Russell™
	Large Cap	Mid Cap	Voya Russell™	Voya Russell™
	Value Index	Growth Index	Mid Cap Index	Small Cap Index
	Portfolio	Portfolio	Portfolio	Portfolio
Class ADV
Net assets	$5,619	n/a	$177,936,419	$109,838,563
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	200	n/a	17,129,832	8,356,705
Net asset value and redemption price per share	$28.14	n/a	$10.39	$13.14

Class I
Net assets	$161,507,070	$19,262,188	$598,352,214	$228,924,076
Shares authorized	100,000,000	100,000,000	300,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,672,194	490,910	53,776,259	16,605,276
Net asset value and redemption price per share	$28.47	$39.24	$11.13	$13.79

Class S
Net assets	$1,123,729,396	$964,889,093	$186,152,625	$272,262,529
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	39,870,430	24,771,394	17,098,244	19,990,591
Net asset value and redemption price per share	$28.18	$38.95	$10.89	$13.62

Class S2
Net assets	n/a	$1,997,651	$7,495,094	$5,237,401
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	51,591	707,213	393,887
Net asset value and redemption price per share	n/a	$38.72	$10.60	$13.30

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

Voya U.S. Bond
Index Portfolio
ASSETS:
Investments in securities at fair value+*	$1,498,542,183
Short-term investments at fair value†	275,976,528
Cash	104
Cash collateral for futures contracts	1,959,789
Cash pledged for centrally cleared swaps (Note 2)	600,000
Receivables:
Investment securities sold	7,751
Fund shares sold	1,406,770
Dividends	36,946
Interest	8,487,306
Variation margin on centrally cleared swaps	9,226
Prepaid expenses	15,412
Reimbursement due from Investment Adviser	236,923
Other assets	148,990
Total assets	1,787,427,928

LIABILITIES:
Payable for investment securities purchased	176,457,052
Payable for fund shares redeemed	727,681
Payable upon receipt of securities loaned	11,170,841
Variation margin payable on futures contracts	63,482
Payable for investment management fees	480,768
Payable for distribution and shareholder service fees	36,152
Payable to directors under the deferred compensation plan (Note 6)	148,990
Payable for directors fees	5,625
Other accrued expenses and liabilities	235,641
Total liabilities	189,326,232
NET ASSETS	$1,598,101,696

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,926,865,812
Total distributable loss	(328,764,116)
NET ASSETS	$1,598,101,696

+ Including securities loaned at value	$10,832,842
* Cost of investments in securities	$1,577,462,086
† Cost of short-term investments	$276,032,738

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

Voya U.S. Bond
Index Portfolio
Class ADV
Net assets	$20,489,533
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,229,636
Net asset value and redemption price per share	$9.19

Class I
Net assets	$1,445,259,414
Shares authorized	700,000,000
Par value	$0.001
Shares outstanding	156,644,936
Net asset value and redemption price per share	$9.23

Class S
Net assets	$131,424,455
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	14,284,538
Net asset value and redemption price per share	$9.20

Class S2
Net assets	$928,294
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	100,868
Net asset value and redemption price per share	$9.20

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

		Voya	Voya Russell™
	Voya Emerging	International	Large Cap	Voya Russell™
	Market Index	Index	Growth Index	Large Cap Index
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,111,851	$33,578,841	$13,354,950	$32,786,735
Interest	14,078	51,618	23,177	37,423
Securities lending income, net	47,960	319,420	—	30,302
Other	1,620	5,747	6,455	9,674
Total investment income	6,175,509	33,955,626	13,384,582	32,864,134
EXPENSES:
Investment management fees	1,130,783	5,527,804	6,695,317	6,971,778
Distribution and shareholder service fees:
Class ADV	—	1,985,316	44	736,427
Class S	11	312,173	1,789,142	3,602,421
Class S2	—	6,356	—	535
Transfer agent fees:
Class ADV	—	130,314	4	39,610
Class I	791	194,421	256,024	124,989
Class P2(1)	269	227	—	—
Class S	—	43,542	271,626	385,012
Class S2	—	648	—	35
Shareholder reporting expense	3,650	44,850	48,256	52,925
Registration fees	—	358	81	—
Professional fees	45,225	117,600	82,219	146,800
Custody and accounting expense	842,070	475,715	104,373	151,643
Directors fees	14,617	41,504	34,762	51,407
Licensing fee (Note 7)	89,270	375,272	117,116	243,805
Miscellaneous expense	31,290	90,946	57,091	86,475
Interest expense	12,827	11,828	859	12,903
Total expenses	2,170,803	9,358,874	9,456,914	12,606,765
Waived and reimbursed fees	(1,094,948)	(1,914,532)	(1,653,559)	(895,633)
Net expenses	1,075,855	7,444,342	7,803,355	11,711,132
Net investment income	5,099,654	26,511,284	5,581,227	21,153,002
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(74,999,961)	180,880,039	63,117,367	(22,659,108)
Forward foreign currency contracts	128,276	—	—	—
Foreign currency related transactions	(585,789)	(214,481)	—	—
Futures	234,531	2,631,863	446,237	735,536
Net realized gain (loss)	(75,222,943)	183,297,421	63,563,604	(21,923,572)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	92,711,535	39,121,975	452,197,070	524,987,244
Foreign currency related transactions	(141,000)	289,569	—	—
Futures	263,931	1,435,835	252,537	421,673
Net change in unrealized appreciation (depreciation)	92,834,466	40,847,379	452,449,607	525,408,917
Net realized and unrealized gain	17,611,523	224,144,800	516,013,211	503,485,345
Increase in net assets resulting from operations	$22,711,177	$250,656,084	$521,594,438	$524,638,347

* Foreign taxes withheld	$761,842	$3,333,475	$—	$207
^ Foreign capital gains taxes withheld	$1,722,420	$—	$—	$—
# Change in foreign capital gains taxes accrued	$1,605,361	$—	$—	$—

(1)	Class P2 of Emerging Markets Index Portfolio and International Index Portfolio were fully redeemed on close of business March 30, 2023 and February 3, 2023, respectively.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Russell™	Voya Russell™
	Large Cap	Mid Cap	Voya Russell™	Voya Russell™
	Value Index	Growth Index	Mid Cap Index	Small Cap Index
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$31,542,860	$7,687,814	$15,759,484	$9,300,618
Dividends from affiliates	—	—	11,031	—
Interest	26,207	9,953	20,917	37,097
Securities lending income, net	9,089	161,713	416,284	705,854
Other	6,020	4,551	4,592	2,908
Total investment income	31,584,176	7,864,031	16,212,308	10,046,477
EXPENSES:
Investment management fees	4,933,192	4,685,135	3,930,585	2,604,023
Distribution and shareholder service fees:
Class ADV	28	—	849,860	509,927
Class S	2,854,009	2,338,956	451,884	662,762
Class S2	—	7,198	27,098	19,400
Transfer agent fees:
Class ADV	—	—	152,091	106,218
Class I	24,214	1,140	516,620	218,964
Class P2(1)	—	—	38	31
Class S	180,536	59,592	161,725	283,348
Class S2	—	114	6,061	5,105
Shareholder reporting expense	18,875	18,531	34,675	27,375
Registration fees	—	—	—	16
Professional fees	66,250	45,774	62,050	49,640
Custody and accounting expense	91,305	78,395	104,495	79,711
Directors fees	31,669	23,890	27,138	16,887
Licensing fee (Note 7)	154,857	69,613	124,059	88,746
Miscellaneous expense	38,979	46,777	70,398	57,901
Interest expense	1,824	1,764	8,704	—
Total expenses	8,395,738	7,376,879	6,527,481	4,730,054
Waived and reimbursed fees	(1,266,618)	(1,169,527)	(1,390,500)	(844,875)
Net expenses	7,129,120	6,207,352	5,136,981	3,885,179
Net investment income	24,455,056	1,656,679	11,075,327	6,161,298
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,261,488	1,322,885	207,876,967	64,209,729
Sale of investments in affiliates	—	—	159,119	—
Foreign currency related transactions	—	—	—	(4)
Futures	500,673	85,737	130,756	1,813,273
Net realized gain	19,762,161	1,408,622	208,166,842	66,022,998
Net change in unrealized appreciation (depreciation) on:
Investments	76,100,707	210,053,693	(52,722,949)	35,683,311
Sale of investments in affiliates	—	—	(23,572)	—
Futures	311,512	202,824	292,483	1,281,345
Net change in unrealized appreciation (depreciation)	76,412,219	210,256,517	(52,454,038)	36,964,656
Net realized and unrealized gain	96,174,380	211,665,139	155,712,804	102,987,654
Increase in net assets resulting from operations	$120,629,436	$213,321,818	$166,788,131	$109,148,952

* Foreign taxes withheld	$—	$3,490	$5,898	$8,401

(1)	Class P2 of Russell Mid Cap Index Portfolio and Russell Small Cap Index Portfolio were fully redeemed on close of business January 27, 2023 and January 20, 2023, respectively.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

Voya U.S. Bond
Index Portfolio
INVESTMENT INCOME:
Dividends	$619,945
Interest	65,370,601
Securities lending income, net	371,475
Other	8,491
Total investment income	66,370,512
EXPENSES:
Investment management fees	6,391,008
Distribution and shareholder service fees:
Class ADV	97,604
Class S	326,807
Class S2	3,801
Transfer agent fees:
Class ADV	1,134
Class I	84,837
Class P2(1)	184
Class S	7,595
Class S2	119
Shareholder reporting expense	20,628
Professional fees	115,059
Custody and accounting expense	360,102
Directors fees	56,256
Miscellaneous expense	95,348
Total expenses	7,560,482
Waived and reimbursed fees	(1,078,150)
Net expenses	6,482,332
Net investment income	59,888,180
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(76,934,297)
Futures	(5,228,529)
Swaps	(710,310)
Net realized loss	(82,873,136)
Net change in unrealized appreciation (depreciation) on:
Investments	127,652,569
Futures	2,803,911
Swaps	(237,731)
Net change in unrealized appreciation (depreciation)	130,218,749
Net realized and unrealized gain	47,345,613
Increase in net assets resulting from operations	$107,233,793

(1)	Class P2 of U.S. Bond Index Portfolio was fully redeemed on close of business February 14, 2023.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging		Voya International
	Market Index Portfolio		Index Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$5,099,654	$20,277,746	$26,511,284	$59,437,017
Net realized gain (loss)	(75,222,943)	(16,811,839)	183,297,421	(81,497,210)
Net change in unrealized appreciation (depreciation)	92,834,466	(197,897,801)	40,847,379	(331,748,439)
Increase (decrease) in net assets resulting from operations	22,711,177	(194,431,894)	250,656,084	(353,808,632)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(18,227,601)	(11,994,066)
Class I	(20,977,589)	(12,544,359)	(28,769,025)	(16,731,055)
Class P2(1)	—	(31,943,320)	—	(40,212,938)
Class S	(216)	(539)	(6,128,825)	(2,292,745)
Class S2	—	—	(75,800)	(40,311)
Total distributions	(20,977,805)	(44,488,218)	(53,201,251)	(71,271,115)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	593,808,199	345,128,712	136,117,468	446,718,218
Proceeds from shares issued in merger (Note 15)	—	—	—	150,216,244
Reinvestment of distributions	20,977,589	44,488,037	53,201,251	71,271,115
	614,785,788	389,616,749	189,318,719	668,205,577
Cost of shares redeemed	(1,171,628,550)	(313,782,822)	(1,234,773,692)	(602,711,147)
Net increase (decrease) in net assets resulting from capital share transactions	(556,842,762)	75,833,927	(1,045,454,973)	65,494,430
Net decrease in net assets	(555,109,390)	(163,086,185)	(848,000,140)	(359,585,317)

NET ASSETS:
Beginning of year or period	650,421,310	813,507,495	1,986,853,375	2,346,438,692
End of year or period	$95,311,920	$650,421,310	$1,138,853,235	$1,986,853,375

(1)	Class P2 of Emerging Markets Index Portfolio and International Index Portfolio were fully redeemed on close of business March 30, 2023 and February 3, 2023, respectively.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap		Voya Russell™
	Growth Index Portfolio		Large Cap Index Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$5,581,227	$5,399,313	$21,153,002	$22,428,255
Net realized gain (loss)	63,563,604	64,079,267	(21,923,572)	(36,569,764)
Net change in unrealized appreciation (depreciation)	452,449,607	(561,502,377)	525,408,917	(522,489,430)
Increase (decrease) in net assets resulting from operations	521,594,438	(492,023,797)	524,638,347	(536,630,939)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(414)	(695)	(1,187,571)	(5,899,456)
Class I	(34,357,077)	(49,628,386)	(5,823,303)	(21,862,968)
Class S	(35,414,778)	(63,384,350)	(14,827,158)	(71,354,687)
Class S2	—	—	(1,156)	(5,730)
Total distributions	(69,772,269)	(113,013,431)	(21,839,188)	(99,122,841)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	357,039,371	46,793,952	70,950,422	60,864,125
Reinvestment of distributions	69,772,269	113,013,431	21,839,188	99,122,841
	426,811,640	159,807,383	92,789,610	159,986,966
Cost of shares redeemed	(367,578,053)	(177,136,347)	(361,484,576)	(294,710,745)
Net increase (decrease) in net assets resulting from capital share transactions	59,233,587	(17,328,964)	(268,694,966)	(134,723,779)
Net increase (decrease) in net assets	511,055,756	(622,366,192)	234,104,193	(770,477,559)

NET ASSETS:
Beginning of year or period	1,076,419,387	1,698,785,579	1,964,550,262	2,735,027,821
End of year or period	$1,587,475,143	$1,076,419,387	$2,198,654,455	$1,964,550,262

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap		Voya Russell™ Mid Cap
	Value Index Portfolio		Growth Index Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$24,455,056	$23,834,720	$1,656,679	$1,926,362
Net realized gain (loss)	19,762,161	(4,493,643)	1,408,622	(131,845,696)
Net change in unrealized appreciation (depreciation)	76,412,219	(107,925,314)	210,256,517	(263,313,800)
Increase (decrease) in net assets resulting from operations	120,629,436	(88,584,237)	213,321,818	(393,233,134)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(87)	(44)	—	—
Class I	(1,825,432)	(1,211,722)	(84,691)	(1,757,478)
Class S	(21,663,685)	(15,328,430)	(1,911,922)	(107,754,474)
Class S2	—	—	(1,342)	(182,723)
Total distributions	(23,489,204)	(16,540,196)	(1,997,955)	(109,694,675)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,059,500	23,486,977	7,054,070	11,496,327
Reinvestment of distributions	23,489,204	16,540,196	1,997,955	109,694,675
	115,548,704	40,027,173	9,052,025	121,191,002
Cost of shares redeemed	(224,250,916)	(194,213,079)	(168,159,679)	(175,213,454)
Net decrease in net assets resulting from capital share transactions	(108,702,212)	(154,185,906)	(159,107,654)	(54,022,452)
Net increase (decrease) in net assets	(11,561,980)	(259,310,339)	52,216,209	(556,950,261)

NET ASSETS:
Beginning of year or period	1,296,804,065	1,556,114,404	933,932,723	1,490,882,984
End of year or period	$1,285,242,085	$1,296,804,065	$986,148,932	$933,932,723

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™		Voya Russell™
	Mid Cap Index Portfolio		Small Cap Index Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$11,075,327	$15,363,766	$6,161,298	$9,740,118
Net realized gain	208,166,842	89,542,702	66,022,998	28,336,757
Net change in unrealized appreciation (depreciation)	(52,454,038)	(394,707,989)	36,964,656	(278,406,331)
Increase (decrease) in net assets resulting from operations	166,788,131	(289,801,521)	109,148,952	(240,329,456)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(20,148,595)	(16,553,124)	(5,847,205)	(9,998,701)
Class I	(67,327,051)	(64,413,331)	(12,780,079)	(22,345,692)
Class P2(1)	—	(24,217,584)	—	(29,585,736)
Class S	(20,885,480)	(18,168,027)	(15,431,789)	(28,658,419)
Class S2	(754,069)	(767,708)	(277,086)	(486,190)
Total distributions	(109,115,195)	(124,119,774)	(34,336,159)	(91,074,738)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	98,821,299	108,037,275	39,940,881	143,134,459
Reinvestment of distributions	109,115,195	124,119,774	34,336,159	91,074,738
	207,936,494	232,157,049	74,277,040	234,209,197
Cost of shares redeemed	(510,544,960)	(253,079,281)	(432,218,483)	(156,044,694)
Net increase (decrease) in net assets resulting from capital share transactions	(302,608,466)	(20,922,232)	(357,941,443)	78,164,503
Net decrease in net assets	(244,935,530)	(434,843,527)	(283,128,650)	(253,239,691)

NET ASSETS:
Beginning of year or period	1,214,871,882	1,649,715,409	899,391,219	1,152,630,910
End of year or period	$969,936,352	$1,214,871,882	$616,262,569	$899,391,219

(1)	Class P2 of Russell Mid Cap Index Portfolio and Russell Small Cap Index Portfolio were fully redeemed on close of business January 27, 2023 and January 20, 2023, respectively.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya U.S. Bond Index Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
FROM OPERATIONS:
Net investment income	$59,888,180	$78,032,566
Net realized loss	(82,873,136)	(194,481,686)
Net change in unrealized appreciation (depreciation)	130,218,749	(324,258,546)
Increase (decrease) in net assets resulting from operations	107,233,793	(440,707,666)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(648,196)	(382,044)
Class I	(55,524,810)	(32,112,300)
Class P2(1)	(5,277,270)	(34,041,368)
Class S	(4,664,310)	(2,949,162)
Class S2	(32,549)	(17,187)
Total distributions	(66,147,135)	(69,502,061)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	768,750,533	871,998,669
Reinvestment of distributions	65,022,666	69,493,092
	833,773,199	941,491,761
Cost of shares redeemed	(2,087,655,835)	(916,578,826)
Net increase (decrease) in net assets resulting from capital share transactions	(1,253,882,636)	24,912,935
Net decrease in net assets	(1,212,795,978)	(485,296,792)

NET ASSETS:
Beginning of year or period	2,810,897,674	3,296,194,466
End of year or period	$1,598,101,696	$2,810,897,674

(1)	Class P2 of U.S. Bond Index Portfolio was fully redeemed on close of business February 14, 2023.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Emerging Markets Index Portfolio
Class I
12-31-23	9.81	0.17•	0.71	0.88	0.81	—	—	0.81	—	9.88	9.46	0.87	0.55	0.55	1.69	95,309	29
12-31-22	13.18	0.26•	(3.01)	(2.75)	0.23	0.39	—	0.62	—	9.81	(20.90)	0.84	0.57	0.57	2.38	126,040	33
12-31-21	13.81	0.23•	(0.73)	(0.50)	0.13	—	—	0.13	—	13.18	(3.65)	0.78	0.51	0.51	1.66	256,340	21
12-31-20	12.24	0.18•	1.79	1.97	0.40	—	—	0.40	—	13.81	17.58	0.80	0.53	0.53	1.56	250,721	27
12-31-19	10.66	0.21•	1.65	1.86	0.28	—	—	0.28	—	12.24	17.76	0.87	0.60	0.60	1.88	321,682	20
Class S
12-31-23	9.86	0.13•	0.72	0.85	0.72	—	—	0.72	—	9.99	9.06	1.12	0.80	0.80	1.28	3	29
12-31-22	13.24	0.23•	(3.01)	(2.78)	0.21	0.39	—	0.60	—	9.86	(21.07)	1.09	0.82	0.82	2.16	10	33
12-31-21	13.90	0.22•	(0.76)	(0.54)	0.12	—	—	0.12	—	13.24	(3.91)	1.03	0.76	0.76	1.55	12	21
12-31-20	12.31	0.15•	1.81	1.96	0.37	—	—	0.37	—	13.90	17.27	1.05	0.78	0.78	1.30	4	27
12-31-19	10.71	0.21	1.64	1.85	0.25	—	—	0.25	—	12.31	17.55	1.12	0.85	0.85	1.83	4	20
Voya International Index Portfolio
Class ADV
12-31-23	9.71	0.22•	1.41	1.63	0.48	—	—	0.48	—	10.86	17.10	1.10	0.95	0.95	2.11	402,013	9
12-31-22	11.79	0.22•	(2.00)	(1.78)	0.30	—	—	0.30	—	9.71	(15.03)	1.05	0.94	0.94	2.27	390,657	17
12-31-21	10.86	0.19•	0.93	1.12	0.19	—	—	0.19	—	11.79	10.41	1.04	0.94	0.94	1.63	490,645	4
12-31-20	10.39	0.16	0.53	0.69	0.22	—	—	0.22	—	10.86	7.28	1.04	0.95	0.95	1.43	508,888	12
12-31-19	8.83	0.23•	1.58	1.81	0.25	—	—	0.25	—	10.39	20.86	1.03	0.94	0.94	2.39	542,257	15
Class I
12-31-23	9.91	0.27•	1.45	1.72	0.53	—	—	0.53	—	11.10	17.74	0.60	0.46	0.46	2.57	609,510	9
12-31-22	12.04	0.27•	(2.04)	(1.77)	0.36	—	—	0.36	—	9.91	(14.59)	0.55	0.45	0.45	2.70	530,382	17
12-31-21	11.09	0.25•	0.94	1.19	0.24	—	—	0.24	—	12.04	10.86	0.54	0.45	0.45	2.11	564,827	4
12-31-20	10.61	0.21	0.54	0.75	0.27	—	—	0.27	—	11.09	7.90	0.54	0.46	0.46	1.98	580,413	12
12-31-19	9.02	0.24•	1.66	1.90	0.31	—	—	0.31	—	10.61	21.44	0.53	0.45	0.45	2.38	700,568	15
Class S
12-31-23	9.83	0.25•	1.44	1.69	0.51	—	—	0.51	—	11.01	17.54	0.85	0.71	0.71	2.37	125,543	9
12-31-22	11.95	0.22•	(2.01)	(1.79)	0.33	—	—	0.33	—	9.83	(14.87)	0.80	0.70	0.70	2.26	123,750	17
12-31-21	11.01	0.22•	0.94	1.16	0.22	—	—	0.22	—	11.95	10.62	0.79	0.70	0.70	1.87	79,437	4
12-31-20	10.53	0.18	0.54	0.72	0.24	—	—	0.24	—	11.01	7.62	0.79	0.71	0.71	1.66	75,948	12
12-31-19	8.96	0.27	1.58	1.85	0.28	—	—	0.28	—	10.53	21.04	0.78	0.70	0.70	2.60	77,950	15
Class S2
12-31-23	9.82	0.22•	1.45	1.67	0.50	—	—	0.50	—	10.99	17.30	1.00	0.86	0.86	2.16	1,787	9
12-31-22	11.94	0.24•	(2.04)	(1.80)	0.32	—	—	0.32	—	9.82	(14.98)	0.95	0.85	0.85	2.40	1,400	17
12-31-21	11.00	0.20•	0.94	1.14	0.20	—	—	0.20	—	11.94	10.49	0.94	0.85	0.85	1.72	1,290	4
12-31-20	10.51	0.15	0.56	0.71	0.22	—	—	0.22	—	11.00	7.40	0.94	0.86	0.86	1.49	1,209	12
12-31-19	8.94	0.25•	1.59	1.84	0.27	—	—	0.27	—	10.51	20.93	0.93	0.85	0.85	2.57	1,136	15
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-23	45.41	0.02•	19.94	19.96	0.02	2.64	—	2.66	—	62.71	45.29	1.05	0.93	0.93	0.03	10	36
12-31-22	71.86	0.04•	(21.57)	(21.53)	—	4.92	—	4.92	—	45.41	(30.40)	1.05	0.93	0.93	0.07	7	21
12-31-21	55.65	(0.08)•	16.67	16.59	0.10	0.28	—	0.38	—	71.86	29.98	1.04	0.93	0.93	(0.14)	10	22
12-31-20	42.54	0.06	15.22	15.28	0.10	2.07	—	2.17	—	55.65	37.80	1.05	0.93	0.93	0.15	8	13
12-31-19	33.18	0.17•	11.14	11.31	0.20	1.75	—	1.95	—	42.54	35.19	1.04	0.93	0.93	0.45	6	19
Class I
12-31-23	46.04	0.29•	20.21	20.50	0.28	2.64	—	2.92	—	63.61	45.99	0.55	0.43	0.43	0.52	775,807	36
12-31-22	72.73	0.31•	(21.83)	(21.52)	0.25	4.92	—	5.17	—	46.04	(30.03)	0.55	0.43	0.43	0.56	472,316	21
12-31-21	56.25	0.23•	16.85	17.08	0.32	0.28	—	0.60	—	72.73	30.67	0.54	0.43	0.43	0.36	722,412	22

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Russell™ Large Cap Growth Index Portfolio (continued)
Class I (continued)
12-31-20	42.96	0.31	15.33	15.64	0.28	2.07	—	2.35	—	56.25	38.47	0.55	0.43	0.43	0.65	590,681	13
12-31-19	33.49	0.36	11.24	11.60	0.38	1.75	—	2.13	—	42.96	35.84	0.54	0.43	0.43	0.96	446,528	19
Class S
12-31-23	45.68	0.16•	20.05	20.21	0.14	2.64	—	2.78	—	63.11	45.65	0.80	0.68	0.68	0.29	811,657	36
12-31-22	72.15	0.17•	(21.65)	(21.48)	0.07	4.92	—	4.99	—	45.68	(30.21)	0.80	0.68	0.68	0.31	604,096	21
12-31-21	55.81	0.07•	16.75	16.82	0.20	0.28	—	0.48	—	72.15	30.36	0.79	0.68	0.68	0.11	976,363	22
12-31-20	42.68	0.21	15.21	15.42	0.22	2.07	—	2.29	—	55.81	38.13	0.80	0.68	0.68	0.40	876,025	13
12-31-19	33.29	0.26•	11.16	11.42	0.28	1.75	—	2.03	—	42.68	35.47	0.79	0.68	0.68	0.69	700,395	19
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-23	25.53	0.21•	7.09	7.30	0.24	—	—	0.24	—	32.59	28.76	0.90	0.86	0.86	0.74	171,835	11
12-31-22	33.57	0.20•	(7.04)	(6.84)	0.07	1.13	—	1.20	—	25.53	(20.48)	0.89	0.86	0.86	0.72	127,078	13
12-31-21	27.91	0.16•	7.04	7.20	0.25	1.29	—	1.54	—	33.57	26.81	0.92	0.86	0.86	0.53	163,976	23
12-31-20	24.38	0.22•	4.56	4.78	0.29	0.96	—	1.25	—	27.91	21.24	0.94	0.86	0.86	0.90	105,733	6
12-31-19	19.55	0.26•	5.57	5.83	0.30	0.70	—	1.00	—	24.38	30.66	0.89	0.86	0.86	1.16	78,254	5
Class I
12-31-23	26.25	0.37•	7.28	7.65	0.38	—	—	0.38	—	33.52	29.41	0.40	0.36	0.36	1.24	519,421	11
12-31-22	34.46	0.35•	(7.23)	(6.88)	0.20	1.13	—	1.33	—	26.25	(20.07)	0.39	0.36	0.36	1.22	448,139	13
12-31-21	28.58	0.32•	7.21	7.53	0.36	1.29	—	1.65	—	34.46	27.41	0.42	0.36	0.36	1.03	565,026	23
12-31-20	24.92	0.34•	4.67	5.01	0.39	0.96	—	1.35	—	28.58	21.86	0.44	0.36	0.36	1.39	457,743	6
12-31-19	19.94	0.36	5.70	6.06	0.38	0.70	—	1.08	—	24.92	31.34	0.39	0.36	0.36	1.66	347,630	5
Class S
12-31-23	26.01	0.29•	7.22	7.51	0.30	—	—	0.30	—	33.22	29.08	0.65	0.61	0.61	0.99	1,507,252	11
12-31-22	34.20	0.28•	(7.18)	(6.90)	0.16	1.13	—	1.29	—	26.01	(20.26)	0.64	0.61	0.61	0.97	1,389,220	13
12-31-21	28.37	0.24•	7.17	7.41	0.29	1.29	—	1.58	—	34.20	27.13	0.67	0.61	0.61	0.78	2,005,750	23
12-31-20	24.73	0.28•	4.64	4.92	0.32	0.96	—	1.28	—	28.37	21.58	0.69	0.61	0.61	1.16	596,783	6
12-31-19	19.80	0.32•	5.63	5.95	0.32	0.70	—	1.02	—	24.73	30.96	0.64	0.61	0.61	1.42	592,415	5
Class S2
12-31-23	26.90	0.26•	7.47	7.73	0.26	—	—	0.26	—	34.37	28.89	0.80	0.76	0.76	0.84	147	11
12-31-22	35.29	0.24•	(7.41)	(7.17)	0.09	1.13	—	1.22	—	26.90	(20.40)	0.79	0.76	0.76	0.79	114	13
12-31-21	29.26	0.21•	7.38	7.59	0.27	1.29	—	1.56	—	35.29	26.92	0.82	0.76	0.76	0.66	276	23
12-31-20	25.47	0.25•	4.79	5.04	0.29	0.96	—	1.25	—	29.26	21.37	0.84	0.76	0.76	0.99	1,107	6
12-31-19	20.35	0.29•	5.81	6.10	0.28	0.70	—	0.98	—	25.47	30.80	0.79	0.76	0.76	1.26	1,012	5
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-23	26.10	0.44•	2.04	2.48	0.44	—	—	0.44	—	28.14	9.68	0.94	0.84	0.84	1.65	6	33
12-31-22	28.00	0.38•	(2.05)	(1.67)	0.23	—	—	0.23	—	26.10	(5.96)	0.95	0.85	0.85	1.47	5	26
12-31-21	23.26	0.35•	4.83	5.18	0.44	—	—	0.44	—	28.00	22.44	0.95	0.85	0.85	1.34	5	39
12-31-20	23.99	0.39•	(0.35)	0.04	0.12	0.65	—	0.77	—	23.26	1.00	0.95	0.85	0.85	1.87	4	19
12-31-19	20.34	0.40	4.57	4.97	0.45	0.87	—	1.32	—	23.99	25.30	1.01	0.91	0.91	1.87	4	24
Class I
12-31-23	26.39	0.58•	2.07	2.65	0.57	—	—	0.57	—	28.47	10.27	0.44	0.34	0.34	2.18	161,507	33
12-31-22	28.31	0.52•	(2.08)	(1.56)	0.36	—	—	0.36	—	26.39	(5.48)	0.45	0.35	0.35	1.97	86,683	26
12-31-21	23.50	0.48•	4.88	5.36	0.55	—	—	0.55	—	28.31	22.99	0.45	0.35	0.35	1.83	99,157	39
12-31-20	24.26	0.50•	(0.37)	0.13	0.24	0.65	—	0.89	—	23.50	1.48	0.45	0.35	0.35	2.37	88,235	19
12-31-19	20.57	0.53•	4.60	5.13	0.57	0.87	—	1.44	—	24.26	25.92	0.51	0.41	0.41	2.38	97,086	24
Class S
12-31-23	26.12	0.51•	2.05	2.56	0.50	—	—	0.50	—	28.18	9.99	0.69	0.59	0.59	1.90	1,123,729	33
12-31-22	28.04	0.45•	(2.06)	(1.61)	0.31	—	—	0.31	—	26.12	(5.71)	0.70	0.60	0.60	1.72	1,210,116	26

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Russell™ Large Cap Value Index Portfolio (continued)
Class S (continued)
12-31-21	23.28	0.41•	4.84	5.25	0.49	—	—	0.49	—	28.04	22.72	0.70	0.60	0.60	1.58	1,456,592	39
12-31-20	24.08	0.45•	(0.38)	0.07	0.22	0.65	—	0.87	—	23.28	1.20	0.70	0.60	0.60	2.13	777,063	19
12-31-19	20.42	0.46•	4.58	5.04	0.51	0.87	—	1.38	—	24.08	25.61	0.76	0.66	0.66	2.05	894,317	24
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-23	31.46	0.15•	7.79	7.94	0.16	—	—	0.16	—	39.24	25.34	0.53	0.40	0.40	0.42	19,262	49
12-31-22	48.49	0.15•	(13.40)	(13.25)	—	3.78	—	3.78	—	31.46	(26.97)	0.53	0.40	0.40	0.43	16,213	38
12-31-21	44.95	0.04•	5.22	5.26	0.11	1.61	—	1.72	—	48.49	12.29	0.54	0.40	0.40	0.09	24,089	63
12-31-20	35.97	0.10	11.35	11.45	0.11	2.36	—	2.47	—	44.95	34.83	0.55	0.40	0.40	0.26	32,555	35
12-31-19	29.71	0.18•	9.69	9.87	0.29	3.32	—	3.61	—	35.97	34.87	0.54	0.40	0.40	0.52	22,121	38
Class S
12-31-23	31.22	0.06•	7.74	7.80	0.07	—	—	0.07	—	38.95	25.02	0.78	0.65	0.65	0.17	964,889	49
12-31-22	48.28	0.06•	(13.34)	(13.28)	—	3.78	—	3.78	—	31.22	(27.16)	0.78	0.65	0.65	0.18	916,043	38
12-31-21	44.76	(0.05)•	5.19	5.14	0.01	1.61	—	1.62	—	48.28	12.03	0.79	0.65	0.65	(0.11)	1,464,517	63
12-31-20	35.86	0.01	11.31	11.32	0.06	2.36	—	2.42	—	44.76	34.52	0.80	0.65	0.65	0.01	655,413	35
12-31-19	29.62	0.10•	9.65	9.75	0.19	3.32	—	3.51	—	35.86	34.53	0.79	0.65	0.65	0.31	586,966	38
Class S2
12-31-23	31.04	0.01•	7.70	7.71	0.03	—	—	0.03	—	38.72	24.84	0.93	0.80	0.80	0.02	1,998	49
12-31-22	48.10	0.01•	(13.29)	(13.28)	—	3.78	—	3.78	—	31.04	(27.27)	0.93	0.80	0.80	0.03	1,676	38
12-31-21	44.66	(0.14)•	5.19	5.05	—	1.61	—	1.61	—	48.10	11.84	0.94	0.80	0.80	(0.30)	2,277	63
12-31-20	35.77	(0.05)	11.30	11.25	—	2.36	—	2.36	—	44.66	34.31	0.95	0.80	0.80	(0.14)	2,327	35
12-31-19	29.55	0.04	9.65	9.69	0.15	3.32	—	3.47	—	35.77	34.36	0.94	0.80	0.80	0.13	1,859	38
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-23	10.17	0.08•	1.39	1.47	0.15	1.10	—	1.25	—	10.39	16.31	1.04	0.90	0.90	0.82	177,936	22
12-31-22	13.70	0.08•	(2.56)	(2.48)	0.06	0.99	—	1.05	—	10.17	(18.07)	1.03	0.90	0.90	0.69	167,537	18
12-31-21	12.59	0.05•	2.51	2.56	0.09	1.36	—	1.45	—	13.70	21.60	1.02	0.90	0.90	0.39	219,999	33
12-31-20	13.08	0.09	1.24	1.33	0.12	1.70	—	1.82	—	12.59	16.01	1.05	0.90	0.90	0.81	188,952	16
12-31-19	12.51	0.10	3.23	3.33	0.16	2.60	—	2.76	—	13.08	29.32	0.95	0.90	0.90	0.86	189,561	8
Class I
12-31-23	10.82	0.14•	1.48	1.62	0.21	1.10	—	1.31	—	11.13	16.83	0.54	0.40	0.40	1.32	598,352	22
12-31-22	14.50	0.14•	(2.70)	(2.56)	0.13	0.99	—	1.12	—	10.82	(17.61)	0.53	0.40	0.40	1.19	591,369	18
12-31-21	13.24	0.13•	2.63	2.76	0.14	1.36	—	1.50	—	14.50	22.17	0.52	0.40	0.40	0.89	857,792	33
12-31-20	13.65	0.16	1.31	1.47	0.18	1.70	—	1.88	—	13.24	16.67	0.55	0.40	0.40	1.31	726,726	16
12-31-19	12.96	0.18•	3.34	3.52	0.23	2.60	—	2.83	—	13.65	29.95	0.45	0.40	0.40	1.35	754,716	8
Class S
12-31-23	10.61	0.11•	1.45	1.56	0.17	1.10	—	1.27	—	10.89	16.51	0.79	0.65	0.65	1.07	186,153	22
12-31-22	14.22	0.11•	(2.64)	(2.53)	0.09	0.99	—	1.08	—	10.61	(17.77)	0.78	0.65	0.65	0.94	184,295	18
12-31-21	13.02	0.09•	2.58	2.67	0.11	1.36	—	1.47	—	14.22	21.80	0.77	0.65	0.65	0.64	254,761	33
12-31-20	13.45	0.15	1.27	1.42	0.15	1.70	—	1.85	—	13.02	16.32	0.80	0.65	0.65	1.06	240,792	16
12-31-19	12.79	0.16	3.29	3.45	0.19	2.60	—	2.79	—	13.45	29.74	0.70	0.65	0.65	1.10	275,980	8
Class S2
12-31-23	10.35	0.09•	1.42	1.51	0.15	1.10	—	1.25	—	10.60	16.36	0.94	0.80	0.80	0.92	7,495	22
12-31-22	13.90	0.09•	(2.59)	(2.50)	0.06	0.99	—	1.05	—	10.35	(17.91)	0.93	0.80	0.80	0.78	7,155	18
12-31-21	12.74	0.06•	2.54	2.60	0.08	1.36	—	1.44	—	13.90	21.68	0.92	0.80	0.80	0.48	10,244	33
12-31-20	13.21	0.13	1.23	1.36	0.13	1.70	—	1.83	—	12.74	16.11	0.95	0.80	0.80	0.91	12,343	16
12-31-19	12.60	0.12	3.26	3.38	0.17	2.60	—	2.77	—	13.21	29.56	0.85	0.80	0.80	0.96	14,835	8

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-23	12.06	0.09•	1.71	1.80	0.19	0.53	—	0.72	—	13.14	15.94	1.09	0.95	0.95	0.73	109,839	9
12-31-22	16.95	0.07•	(3.66)	(3.59)	0.04	1.26	—	1.30	—	12.06	(21.02)	1.07	0.95	0.95	0.53	98,127	14
12-31-21	14.94	0.02•	2.04	2.06	0.05	—	—	0.05	—	16.95	13.81	1.04	0.95	0.95	0.14	131,976	36
12-31-20	13.75	0.06	2.04	2.10	0.08	0.83	—	0.91	—	14.94	18.93	1.05	0.95	0.95	0.46	113,940	41
12-31-19	12.53	0.07	2.84	2.91	0.09	1.60	—	1.69	—	13.75	24.57	0.98	0.95	0.95	0.54	111,010	22
Class I
12-31-23	12.61	0.16•	1.81	1.97	0.25	0.53	—	0.78	—	13.79	16.68	0.59	0.45	0.45	1.23	228,924	9
12-31-22	17.69	0.14•	(3.83)	(3.69)	0.13	1.26	—	1.39	—	12.61	(20.69)	0.57	0.45	0.45	1.04	217,487	14
12-31-21	15.57	0.11•	2.12	2.23	0.11	—	—	0.11	—	17.69	14.34	0.54	0.45	0.45	0.64	274,932	36
12-31-20	14.30	0.13	2.12	2.25	0.15	0.83	—	0.98	—	15.57	19.56	0.55	0.45	0.45	0.97	252,530	41
12-31-19	12.98	0.14•	2.95	(1.60)	0.17	1.60	—	1.77	—	14.30	25.17	0.48	0.45	0.45	1.04	390,842	22
Class S
12-31-23	12.46	0.12•	1.79	1.91	0.22	0.53	—	0.75	—	13.62	16.35	0.84	0.70	0.70	0.97	272,263	9
12-31-22	17.47	0.11•	(3.79)	(3.68)	0.07	1.26	—	1.33	—	12.46	(20.89)	0.82	0.70	0.70	0.77	271,895	14
12-31-21	15.39	0.07•	2.09	2.16	0.08	—	—	0.08	—	17.47	14.04	0.79	0.70	0.70	0.37	398,676	36
12-31-20	14.15	0.10	2.10	2.20	0.13	0.83	—	0.96	—	15.39	19.34	0.80	0.70	0.70	0.71	420,955	41
12-31-19	12.86	0.11•	2.90	3.01	0.12	1.60	—	1.72	—	14.15	24.77	0.73	0.70	0.70	0.84	429,300	22
Class S2
12-31-23	12.18	0.10•	1.75	1.85	0.20	0.53	—	0.73	—	13.30	16.21	0.99	0.85	0.85	0.82	5,237	9
12-31-22	17.11	0.08•	(3.70)	(3.62)	0.05	1.26	—	1.31	—	12.18	(21.01)	0.97	0.85	0.85	0.63	4,945	14
12-31-21	15.07	0.04•	2.06	2.10	0.06	—	—	0.06	—	17.11	13.95	0.94	0.85	0.85	0.23	6,614	36
12-31-20	13.86	0.09	2.04	2.13	0.09	0.83	—	0.92	—	15.07	19.03	0.95	0.85	0.85	0.56	6,495	41
12-31-19	12.62	0.09	2.86	2.95	0.11	1.60	—	1.71	—	13.86	24.07	0.88	0.85	0.85	0.64	7,379	22
Voya U.S. Bond Index Portfolio
Class ADV
12-31-23	9.09	0.27•	0.13	0.40	0.30	—	—	0.30	—	9.19	4.51	0.91	0.86	0.86	2.95	20,490	312
12-31-22	10.71	0.20•	(1.65)	(1.45)	0.17	—	—	0.17	—	9.09	(13.60)	0.88	0.86	0.86	2.05	19,965	464
12-31-21	11.27	0.10•	(0.35)	(0.25)	0.12	0.19	—	0.30	—	10.71	(2.29)	0.89	0.88	0.88	0.91	25,037	488
12-31-20	10.85	0.13	0.59	0.72	0.23	0.07	—	0.30	—	11.27	6.69	0.88	0.88	0.88	1.23	30,573	377
12-31-19	10.27	0.21	0.58	0.79	0.21	—	—	0.21	—	10.85	7.69	0.88	0.88	0.88	1.97	26,983	222
Class I
12-31-23	9.13	0.31•	0.14	0.45	0.35	—	—	0.35	—	9.23	5.03	0.41	0.36	0.36	3.45	1,445,259	312
12-31-22	10.75	0.25•	(1.65)	(1.40)	0.22	—	—	0.22	—	9.13	(13.10)	0.38	0.36	0.36	2.54	1,300,764	464
12-31-21	11.32	0.15•	(0.36)	(0.21)	0.17	0.19	—	0.36	—	10.75	(1.87)	0.39	0.38	0.38	1.42	1,682,328	488
12-31-20	10.90	0.20	0.58	0.78	0.29	0.07	—	0.36	—	11.32	7.20	0.38	0.38	0.38	1.73	1,811,026	377
12-31-19	10.31	0.27	0.58	0.85	0.26	—	—	0.26	—	10.90	8.30	0.38	0.38	0.38	2.48	1,808,834	222
Class S
12-31-23	9.10	0.29•	0.13	0.42	0.32	—	—	0.32	—	9.20	4.77	0.66	0.61	0.61	3.20	131,424	312
12-31-22	10.72	0.22•	(1.65)	(1.43)	0.19	—	—	0.19	—	9.10	(13.37)	0.63	0.61	0.61	2.29	136,210	464
12-31-21	11.29	0.13•	(0.37)	(0.24)	0.14	0.19	—	0.33	—	10.72	(2.13)	0.64	0.63	0.63	1.16	174,357	488
12-31-20	10.86	0.16	0.60	0.76	0.26	0.07	—	0.33	—	11.29	7.05	0.63	0.63	0.63	1.47	205,870	377
12-31-19	10.28	0.24	0.57	0.81	0.23	—	—	0.23	—	10.86	7.95	0.63	0.63	0.63	2.22	177,236	222
Class S2
12-31-23	9.10	0.28•	0.13	0.41	0.31	—	—	0.31	—	9.20	4.62	0.81	0.76	0.76	3.06	928	312
12-31-22	10.72	0.21•	(1.65)	(1.44)	0.18	—	—	0.18	—	9.10	(13.50)	0.78	0.76	0.76	2.12	910	464
12-31-21	11.29	0.11•	(0.36)	(0.25)	0.13	0.19	—	0.31	—	10.72	(2.27)	0.79	0.78	0.78	1.02	1,356	488
12-31-20	10.87	0.15•	0.58	0.73	0.24	0.07	—	0.31	—	11.29	6.79	0.78	0.78	0.78	1.33	1,370	377
12-31-19	10.28	0.21	0.60	0.81	0.22	—	—	0.22	—	10.87	7.89	0.78	0.78	0.78	2.07	1,462	222

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The nine series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya International Index Portfolio (“International Index”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified. However, in seeking to track the performance of an index, a Portfolio may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of an index. As a result, whether at any time a Portfolio will be considered diversified or non-diversified will depend largely on the make-up of an index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

Russia’s large-scale invasion of Ukraine on February 24, 2022 created circumstances that significantly impacted Emerging Markets Index’s operations. The combination of market closures, Western sanctions, retaliatory Russian sanctions, and capital controls as a result of Russia’s invasion have rendered Emerging Markets Index’s investments in Russian securities, including depository receipts, illiquid. In addition, U.S. and non-U.S. exchanges have halted trading in certain ADRs and GDRs of Russian companies. Consequently, the Russian equity market has become largely restricted and it is uncertain when these restrictions on trading Russian securities will be relieved. As a result, Russian securities held by Emerging Markets Index were fair valued at $0. (see Note 2.A for additional information on security valuation procedures) Subsequent to February 24, 2022, certain Russian securities held by Emerging Markets Index had declared dividends, however there is no assurance these dividends can be collected by Emerging Markets Index. As a result, all such dividend receivables related to these Russian securities are valued at $0 as of December 31, 2023. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of December 31, 2023.

The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/ losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”),

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of each Portfolio’s assets attributable to that class, subtracting each Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty.

The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2023, there were no open OTC derivatives.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the year ended December 31, 2023, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2023, Emerging Markets Index had average contract amounts on forward foreign currency contracts to sell of $79,124. There were no open forward foreign currency contracts as of December 31, 2023.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios’ assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index purchased and sold futures contracts as part of its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2023, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below.

	Purchased	Sold
Emerging Markets Index	$9,150,149	$—
International Index	27,780,628	—
Russell™ Large Cap Growth Index	3,825,970	—
Russell™ Large Cap Index	6,046,370	—
Russell™ Large Cap Value Index	4,274,205	—
Russell™ Mid Cap Growth Index	2,482,662	—
Russell™ Mid Cap Index	3,349,816	—
Russell™ Small Cap Index	12,473,159	—
U.S. Bond Index	84,059,608	28,903,598

Please refer to the tables within each respective Portfolio of Investments for open futures contracts as of December 31, 2023.

J. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2023, U.S. Bond Index had bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. U.S. Bond Index used CDX swaps to hedge the credit risk associated with various sectors within the credit market.

For the year ended December 31, 2023, U.S. Bond Index had bought credit protection with an average notional amount of $45,000,000 on credit default swaps. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2023.

At December 31, 2023, U.S. Bond Index had pledged $600,000 in cash collateral for open centrally cleared credit default swaps.

K. Securities Lending. Each Portfolio may temporarily loan up to 331∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At December 31, 2023, there was no collateral pledged or received for open delayed-delivery or when-issued transactions.

N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities were as follows:

	Purchases	Sales
Emerging Markets Index	$85,427,500	$643,494,239
International Index	114,726,466	1,157,316,774
Russell™ Large Cap Growth Index	499,659,630	504,506,271
Russell™ Large Cap Index	229,730,550	498,341,608
Russell™ Large Cap Value Index	422,066,367	528,783,181
Russell™ Mid Cap Growth Index	465,118,583	623,601,419
Russell™ Mid Cap Index	212,462,411	611,136,962
Russell™ Small Cap Index	54,899,945	423,976,215
U.S. Bond Index	44,362,684	391,161,158

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	$5,499,680,814	$6,472,057,089

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Emerging Markets Index	0.38%
International Index	0.48% on the first $500 million;
0.46% on the next $500 million;
0.44% on the next $500 million;
0.42% on the next $500 million;
and 0.40% thereafter
Russell™ Large Cap Growth Index(1)	0.50% on the first $500 million; 0.48% on the next $500 million;
and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion;
0.33% on the next $1 billion;
and 0.31% thereafter
Russell™ Large Cap Value Index(1)	0.50% on the first $250 million; 0.40% on the next $250 million;
and 0.35% thereafter
Russell™ Mid Cap Growth Index(1)	0.50% on the first $500 million; 0.48% on the next $500 million;
and 0.46% thereafter
Russell™ Mid Cap Index	0.41% on the first $2 billion;
0.34% on the next $2 billion;
and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion;
0.41% on the next $1 billion;
and 0.39% thereafter
U.S. Bond Index	0.39% on the first $500 million;
0.37% on the next $500 million;
0.35% on the next $1 billion;
0.33% on the next $2 billion;
0.31% on the next $2 billion;
and 0.29% thereafter

(1)	Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV shares of the respective Portfolios are subject to a shareholder service and distribution plan and Class S2 shares of the respective Portfolios are subject to a shareholder services and distribution plan (collectively the “Plans”). Under the Plans, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap
	Growth Index	17.52%

Voya Index Solution 2035 Portfolio	U.S. Bond Index	5.10

Voya Institutional Trust Company	Russell™ Large Cap
	Growth Index	17.66
	Russell™ Large Cap
	Index	10.44
	Russell™ Large Cap
	Value Index	5.25
	Russell™ Mid Cap
	Index	23.16
	Russell™ Small Cap
	Index	20.84

Voya Retirement Conservative Portfolio	U.S. Bond Index	9.84

Voya Retirement Growth Portfolio	Emerging Markets
	Index	55.79
	International Index	17.42
	Russell™ Mid Cap
	Index	15.41
	Russell™ Small Cap
	Index	6.05
	U.S. Bond Index	15.60

Voya Retirement Insurance and Annuity Company	International Index	10.97
	Russell™ Large Cap
	Growth Index	18.68
	Russell™ Large Cap
	Index	20.48
	Russell™ Mid Cap
	Index	35.57
	Russell™ Small Cap
	Index	30.41
Voya Retirement Moderate Growth Portfolio	Emerging Markets
	Index	25.73
	International Index	7.65
	Russell™ Mid Cap
	Index	6.65
	U.S. Bond Index	23.07

Voya Retirement Moderate Portfolio	Emerging Markets
	Index	14.51
	U.S. Bond Index	19.01

The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Emerging Markets Index	$335
International Index	365,635
Russell™ Large Cap Growth Index	525,189
Russell™ Large Cap Index	546,719
Russell™ Large Cap Value Index	201,767
Russell™ Mid Cap Growth Index	59,187
Russell™ Mid Cap Index	832,544
Russell™ Small Cap Index	612,652
U.S. Bond Index	91,158

The Portfolios may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common sub-adviser and/or common offices or trustees. For the year ended December 31, 2023, International Index, Russell™ Mid Cap Index, Russell™ Small Cap Index, and U.S. Bond Index engaged in such transactions amounting to $970,848,267, $324,959,617, $323,491,160, and $1,017,546,900 of in-kind sales, resulting in a net realized gain/(loss) of $167,789,057, $122,093,502, $27,291,872, and $(47,492,187), respectively.

NOTE 7 — LICENSING FEE

The following Portfolios pay an annual licensing fee to the licensor listed below in order to obtain data and permissions necessary to achieve its principal investment strategy:

Portfolio	Licensor
Emerging Markets Index	MSCI Inc.
International Index	MSCI Inc.
RussellTM Large Cap Growth Index,	Frank Russell Company
RussellTM Large Cap Value Index,
RussellTM Mid Cap Growth Index, RussellTM
Mid Cap Index, and RussellTM Small Cap Index

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class	Class	Class	Class
Portfolio	ADV	I	S	S2
Emerging Markets Index	N/A	0.55%	0.80%	N/A
International Index(1)	1.00%	0.50%	0.75%	0.90%
Russell™ Large Cap Growth Index(2)	N/A	N/A	N/A	N/A
Russell™ Large Cap Index(3)	0.87%	0.37%	0.62%	0.77%
Russell™ Large Cap Value Index(2)	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index(4)	N/A	0.43%	0.68%	0.83%
Russell™ Mid Cap Index(5)	0.93%	0.43%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index(6)	0.88%	0.38%	0.63%	0.78%

(1)	Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits for International Index to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(2)	Pursuant to a side letter agreement, through May 1, 2024, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)	Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits for Russell™ Large Cap Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)	Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Growth Index to 0.40%, 0.65%, and 0.80% for Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(5)	Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Index to 0.90%, 0.40%, 0.65% and 0.80% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(6)	Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits for U.S Bond Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
Emerging Markets Index	$—	$—	$494,748	$494,748
International Index	956,405	1,007,590	1,153,098	3,117,093
Russell™ Small Cap Index	729,163	782,014	169,065	1,680,242

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived and/or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Emerging Markets Index
Class I	$—	$—	$466	$466
International Index
Class ADV	$—	$—	$120,833	$120,833
Class I	—	—	199,256	199,256
Class S	—	—	43,963	43,963
Class S2	—	—	645	645
Russell™ Small Cap Index
Class ADV	$—	$—	$105,685	$105,685
Class I	—	—	218,798	218,798
Class S	—	—	283,141	283,141
Class S2	—	—	5,100	5,100

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2023:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	For Days	For Days
Portfolio	Utilized	Utilized	Utilized
Emerging Markets Index	9	$8,667,222	5.92%
International Index	19	3,918,105	5.72
Russell™ Large Cap Growth Index	1	5,084,000	6.08
Russell™ Large Cap Index	10	8,250,500	5.63
Russell™ Large Cap Value Index	2	6,136,000	5.35
Russell™ Mid Cap Growth Index	3	3,409,000	6.21
Russell™ Mid Cap Index	6	9,178,667	5.69

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Emerging Markets Index
Class I
12/31/2023	49,125,185	—	2,255,655	(54,575,412)	—	(3,194,572)	500,786,925	—	20,977,589	(538,228,035)	—	(16,463,521)
12/31/2022	3,759,310	—	1,253,183	(11,618,211)	—	(6,605,718)	40,351,161	—	12,544,359	(121,445,600)	—	(68,550,080)
Class P2(1)
12/31/2023	8,661,688	—	—	(60,744,013)	—	(52,082,325)	93,021,053	—	—	(633,392,670)	—	(540,371,617)
12/31/2022	26,546,192	—	3,122,514	(19,026,883)	—	10,641,823	304,775,574	—	31,943,320	(192,336,599)	—	144,382,295
Class S
12/31/2023	21	—	—	(776)	—	(755)	221	—	—	(7,845)	—	(7,624)
12/31/2022	184	—	36	(51)	—	169	1,977	—	358	(623)	—	1,712
International Index
Class ADV
12/31/2023	1,371,025	—	1,774,839	(6,384,342)	—	(3,238,478)	14,108,947	—	18,227,601	(65,227,589)	—	(32,891,041)
12/31/2022	1,048,324	2,145,246	1,274,608	(5,832,649)	—	(1,364,471)	10,639,388	19,687,882	11,994,066	(57,669,096)	—	(15,347,760)
Class I
12/31/2023	10,029,389	—	2,750,385	(11,402,494)	—	1,377,280	107,710,452	—	28,769,025	(119,200,808)	—	17,278,669
12/31/2022	11,015,910	3,791,158	1,748,282	(9,912,449)	—	6,642,901	107,536,002	35,422,761	16,731,055	(99,723,144)	—	59,966,674
Class P2(2)
12/31/2023	724,773	—	—	(94,018,251)	—	(93,293,478)	7,841,722	—	—	(1,025,583,895)	—	(1,017,742,173)
12/31/2022	29,812,328	—	4,137,134	(39,716,019)	—	(5,766,557)	317,688,782	—	40,212,938	(393,078,941)	—	(35,177,221)
Class S
12/31/2023	582,781	—	589,877	(2,351,390)	—	(1,178,732)	5,982,619	—	6,128,825	(24,427,783)	—	(12,316,339)
12/31/2022	966,580	10,241,142	240,835	(5,509,921)	—	5,938,636	10,281,159	95,105,601	2,292,745	(51,996,929)	—	55,682,576
Class S2
12/31/2023	45,076	—	7,303	(32,312)	—	20,067	473,728	—	75,800	(333,617)	—	215,911
12/31/2022	54,076	—	4,239	(23,762)	—	34,553	572,887	—	40,311	(243,037)	—	370,161
Russell™ Large Cap Growth Index
Class ADV
12/31/2023	—	—	8	—	—	8	—	—	414	—	—	414
12/31/2022	—	—	14	—	—	14	—	—	695	—	—	695
Class I
12/31/2023	6,279,842	—	665,061	(5,008,179)	—	1,936,724	311,582,771	—	34,357,077	(265,166,715)	—	80,773,133
12/31/2022	394,143	—	1,012,618	(1,080,241)	—	326,520	21,591,497	—	49,628,386	(60,309,933)	—	10,909,950
Class S
12/31/2023	819,867	—	689,943	(1,872,541)	—	(362,731)	45,456,600	—	35,414,778	(102,411,338)	—	(21,539,960)
12/31/2022	495,429	—	1,301,260	(2,105,086)	—	(308,397)	25,202,455	—	63,384,350	(116,826,414)	—	(28,239,609)
Russell™ Large Cap Index
Class ADV
12/31/2023	653,739	—	42,734	(401,362)	—	295,111	19,226,833	—	1,187,571	(11,508,276)	—	8,906,128
12/31/2022	412,747	—	225,342	(546,195)	—	91,894	11,922,035	—	5,899,456	(14,887,360)	—	2,934,131
Class I
12/31/2023	1,443,765	—	204,398	(3,222,942)	—	(1,574,779)	43,579,091	—	5,823,303	(92,256,203)	—	(42,853,809)
12/31/2022	1,336,149	—	814,870	(1,475,917)	—	675,102	39,739,873	—	21,862,968	(42,633,608)	—	18,969,233
Class S
12/31/2023	272,565	—	524,298	(8,835,248)	—	(8,038,385)	8,134,368	—	14,827,158	(257,709,157)	—	(234,747,631)
12/31/2022	327,091	—	2,679,485	(8,241,789)	—	(5,235,213)	9,183,412	—	71,354,687	(237,049,151)	—	(156,511,052)
Class S2
12/31/2023	350	—	39	(341)	—	48	10,130	—	1,156	(10,940)	—	346
12/31/2022	617	—	208	(4,401)	—	(3,576)	18,805	—	5,730	(140,626)	—	(116,091)
Russell™ Large Cap Value Index
Class ADV
12/31/2023	—	—	3	—	—	3	—	—	87	—	—	87
12/31/2022	—	—	2	—	—	2	—	—	44	—	—	44
Class I
12/31/2023	3,006,704	—	70,534	(689,985)	—	2,387,253	80,202,185	—	1,825,432	(18,578,275)	—	63,449,342
12/31/2022	206,566	—	47,130	(483,801)	—	(230,105)	5,604,830	—	1,211,722	(12,941,612)	—	(6,125,060)
Class S
12/31/2023	448,053	—	844,259	(7,756,514)	—	(6,464,202)	11,857,315	—	21,663,685	(205,672,641)	—	(172,151,641)
12/31/2022	686,850	—	601,351	(6,894,299)	—	(5,606,098)	17,882,147	—	15,328,430	(181,271,467)	—	(148,060,890)
Russell™ Mid Cap Growth Index
Class I
12/31/2023	50,447	—	2,536	(77,519)	—	(24,536)	1,738,028	—	84,691	(2,777,483)	—	(954,764)
12/31/2022	38,341	—	58,369	(78,012)	—	18,698	1,389,338	—	1,757,478	(2,976,834)	—	169,982
Class S
12/31/2023	154,100	—	57,588	(4,785,356)	—	(4,573,668)	5,187,584	—	1,911,922	(165,169,463)	—	(158,069,957)
12/31/2022	298,613	—	3,600,216	(4,889,581)	—	(990,752)	10,001,948	—	107,754,474	(172,158,397)	—	(54,401,975)
Class S2
12/31/2023	3,625	—	41	(6,086)	—	(2,420)	128,458	—	1,342	(212,733)	—	(82,933)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Russell™ Mid Cap Growth Index (continued)
Class S2
12/31/2022	2,878	—	6,136	(2,349)	—	6,665	105,041	—	182,723	(78,223)	—	209,541
Russell™ Mid Cap Index
Class ADV
12/31/2023	718,173	—	2,226,364	(2,280,538)	—	663,999	7,163,955	—	20,148,595	(22,487,981)	—	4,824,569
12/31/2022	758,414	—	1,632,458	(1,983,185)	—	407,687	8,557,197	—	16,553,124	(21,880,304)	—	3,230,017
Class I
12/31/2023	3,627,469	—	6,969,674	(11,484,815)	—	(887,672)	38,476,184	—	67,327,051	(122,589,446)	—	(16,786,211)
12/31/2022	2,582,756	—	5,991,938	(13,078,724)	—	(4,504,030)	31,162,835	—	64,413,331	(146,065,828)	—	(50,489,662)
Class P2(3)
12/31/2023	3,641,280	—	—	(27,629,002)	—	(23,987,722)	41,935,455	—	—	(327,659,621)	—	(285,724,166)
12/31/2022	4,382,183	—	2,213,673	(3,442,854)	—	3,153,002	52,987,497	—	24,217,584	(41,594,409)	—	35,610,672
Class S
12/31/2023	1,005,143	—	2,205,436	(3,488,392)	—	(277,813)	10,308,000	—	20,885,480	(36,115,728)	—	(4,922,248)
12/31/2022	1,244,453	—	1,720,457	(3,498,425)	—	(533,515)	14,371,440	—	18,168,027	(41,259,190)	—	(8,719,723)
Class S2
12/31/2023	92,180	—	81,698	(158,038)	—	15,840	937,705	—	754,069	(1,692,184)	—	(410)
12/31/2022	82,861	—	74,462	(202,700)	—	(45,377)	958,306	—	767,708	(2,279,550)	—	(553,536)
Russell™ Small Cap Index
Class ADV
12/31/2023	547,538	—	520,214	(850,895)	—	216,857	6,698,872	—	5,847,205	(10,312,603)	—	2,233,474
12/31/2022	452,793	—	844,485	(943,790)	—	353,488	6,154,322	—	9,998,701	(12,578,925)	—	3,574,098
Class I
12/31/2023	1,231,274	—	1,086,741	(2,953,226)	—	(635,211)	15,686,661	—	12,780,079	(38,174,409)	—	(9,707,669)
12/31/2022	2,108,572	—	1,809,368	(2,221,769)	—	1,696,171	30,918,654	—	22,345,692	(30,641,106)	—	22,623,240
Class P2(4)
12/31/2023	679,695	—	—	(24,614,360)	—	(23,934,665)	8,805,325	—	—	(334,890,783)	—	(326,085,458)
12/31/2022	6,627,273	—	2,361,192	(4,053,890)	—	4,934,575	97,972,485	—	29,585,736	(57,667,417)	—	69,890,804
Class S
12/31/2023	633,121	—	1,326,895	(3,782,610)	—	(1,822,594)	7,981,857	—	15,431,789	(47,613,323)	—	(24,199,677)
12/31/2022	523,560	—	2,345,206	(3,878,990)	—	(1,010,224)	7,191,669	—	28,658,419	(53,944,064)	—	(18,093,976)
Class S2
12/31/2023	61,487	—	24,370	(97,816)	—	(11,959)	768,166	—	277,086	(1,227,365)	—	(182,113)
12/31/2022	67,359	—	40,651	(88,767)	—	19,243	897,329	—	486,190	(1,213,182)	—	170,337
U.S. Bond Index
Class ADV
12/31/2023	295,110	—	71,704	(333,795)	—	33,019	2,666,582	—	648,196	(3,014,875)	—	299,903
12/31/2022	200,618	—	40,422	(382,636)	—	(141,596)	1,965,521	—	382,044	(3,658,362)	—	(1,310,797)
Class I
12/31/2023	79,783,782	—	6,098,654	(71,775,807)	—	14,106,629	732,145,241	—	55,363,942	(649,640,093)	—	137,869,090
12/31/2022	17,914,766	—	3,370,548	(35,225,085)	—	(13,939,771)	173,025,688	—	32,110,883	(340,741,060)	—	(135,604,489)
Class P2(5)
12/31/2023	2,453,186	—	459,879	(151,294,908)	—	(148,381,843)	22,848,463	—	4,313,669	(1,412,970,915)	—	(1,385,808,783)
12/31/2022	69,189,017	—	3,572,730	(55,860,599)	—	16,901,148	683,941,743	—	34,033,816	(543,218,481)	—	174,757,078
Class S
12/31/2023	1,211,352	—	515,318	(2,411,167)	—	(684,497)	10,964,793	—	4,664,310	(21,878,713)	—	(6,249,610)
12/31/2022	1,302,204	—	310,960	(2,908,472)	—	(1,295,308)	12,716,359	—	2,949,162	(28,317,628)	—	(12,652,107)
Class S2
12/31/2023	13,800	—	3,596	(16,510)	—	886	125,454	—	32,549	(151,239)	—	6,764
12/31/2022	36,247	—	1,813	(64,514)	—	(26,454)	349,358	—	17,187	(643,295)	—	(276,750)

(1)	Class P2 was fully redeemed on close of business on March 30, 2023
(2)	Class P2 was fully redeemed on close of business on February 3, 2023
(3)	Class P2 was fully redeemed on close of business on January 27, 2023
(4)	Class P2 was fully redeemed on close of business on January 20, 2023
(5)	Class P2 was fully redeemed on close of business on February 14, 2023

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned.

The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of the respective Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Emerging Markets Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$174,192	$(174,192)	$—
Barclays Capital Securities Ltd.	11,961	(11,961)	—
BMO Capital Markets Corp	16,185	(16,185)	—
Citigroup Global Markets Limited	142,207	(142,207)	—
J.P. Morgan Securities LLC	38,139	(38,139)	—
JP Morgan Securities Plc.	118,333	(118,333)	—
Merrill Lynch International	26,627	(26,627)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$96,115	$(96,115)	$—
State Street Bank and
Trust Company	52,199	(52,199)	—
Total	$675,958	$(675,958)	$—

(1)	Cash collateral with a fair value of $723,475 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$669,090	$(669,090)	$—
BofA Securities Inc	12,016	(12,016)	—
Citigroup Global Markets Inc.	22,015	(22,015)	—
Citigroup Global Markets Limited	4,912,143	(4,912,143)	—
Goldman Sachs International	2,773,209	(2,773,209)	—
HSBC Bank PLC	4,573,104	(4,573,104)	—
J.P. Morgan Securities LLC	679,331	(679,331)	—
Jefferies LLC	422,910	(422,910)	—
JP Morgan Securities Plc.	11,011,121	(11,011,121)	—
Macquarie Bank Limited	297,682	(297,682)	—
Merrill Lynch International	1,939,506	(1,939,506)	—
Morgan Stanley & Co. International PLC	5,431,610	(5,431,610)	—
Morgan Stanley & Co. LLC	1,997,406	(1,997,406)	—
Societe Generale	34,825	(34,825)	—
State Street Bank and Trust Company	17,947,157	(17,947,157)	—
TD Prime Services LLC	648,261	(648,261)	—
UBS AG	49,976	(49,976)	—
Total	$53,421,362	$(53,421,362)	$—

(1)	Cash collateral with a fair value of $56,708,840 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$6,440	$(6,440)	$—
Citigroup Global Markets Inc.	490,580	(490,580)	—
J.P. Morgan Securities LLC	187,192	(187,192)	—
Morgan Stanley & Co. LLC	1,061,160	(1,061,160)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Natixis Securities America LLC	$767,178	$(767,178)	$—
Total	$2,512,550	$(2,512,550)	$—

(1)	Cash collateral with a fair value of $2,597,047 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$396,493	$(396,493)	$—
BofA Securities Inc	245,650	(245,650)	—
Citadel Clearing LLC	42,036	(42,036)	—
Citigroup Global Markets Inc.	1,023,818	(1,023,818)	—
Goldman Sachs & Co. LLC	175,214	(175,214)	—
J.P. Morgan Securities LLC	375,465	(375,465)	—
Jefferies LLC	1,004,058	(1,004,058)	—
Morgan Stanley & Co. LLC	1,217,499	(1,217,499)	—
National Financial Services LLC	350,522	(350,522)	—
Natixis Securities America LLC	192,599	(192,599)	—
Scotia Capital (USA) INC	127,596	(127,596)	—
State Street Bank and Trust Company	564,212	(564,212)	—
UBS AG	57,742	(57,742)	—
Wells Fargo Bank NA	20,693	(20,693)	—
Total	$5,793,597	$(5,793,597)	$—

(1)	Cash collateral with a fair value of $6,000,750 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$342,696	$(342,696)	$—
BNP Paribas Prime Brokerage Intl Ltd	2,040,187	(2,040,187)	—
BNP Paribas Securities Corp.	556,970	(556,970)	—
BofA Securities Inc	1,608,982	(1,608,982)	—
Cantor Fitzgerald & Co	11,877	(11,877)	—
Citadel Clearing LLC	331,259	(331,259)	—
Citadel Securities LLC	54,174	(54,174)	—
Citigroup Global Markets Inc.	874,515	(874,515)	—
Cowen Excecution Services LLC	9,817	(9,817)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$20,291	$(20,291)	$—
Goldman Sachs & Co. LLC	1,992,142	(1,992,142)	—
HSBC Bank PLC	441,865	(441,865)	—
J.P. Morgan Securities LLC	406,671	(406,671)	—
Janney Montgomery Scott LLC	233,868	(233,868)	—
Jefferies LLC	218,547	(218,547)	—
Mizuho Securities USA LLC.	281,738	(281,738)	—
Morgan Stanley & Co. LLC	3,572,241	(3,572,241)	—
National Bank of Canada Financial Inc	428,110	(428,110)	—
National Financial Services LLC	2,563,029	(2,563,029)	—
Natixis Securities America LLC	661,358	(661,358)	—
Scotia Capital (USA) INC	809,773	(809,773)	—
SG Americas Securities, LLC	14,022	(14,022)	—
State Street Bank and Trust Company	1,625,521	(1,625,521)	—
TD Prime Services LLC	30,705	(30,705)	—
UBS AG	248,301	(248,301)	—
Wells Fargo Bank NA	1,449,503	(1,449,503)	—
Wells Fargo Securities LLC	395,344	(395,344)	—
Total	$21,223,506	$(21,223,506)	$—

(1)	Cash collateral with a fair value of $22,016,927 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Bond Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$815,640	$(815,640)	$—
Barclays Capital Inc.	99,265	(99,265)	—
BMO Capital Markets Corp	92,898	(92,898)	—
BNP Paribas	424,872	(424,872)	—
BNP Paribas Prime Brokerage Intl Ltd	292,759	(292,759)	—
BofA Securities Inc	1,211,819	(1,211,819)	—
Citigroup Global Markets Inc.	269,880	(269,880)	—
Deutsche Bank Securities Inc.	307,608	(307,608)	—
Goldman Sachs & Co. LLC	1,427,676	(1,427,676)	—
Morgan Stanley & Co. LLC	19,017	(19,017)	—
MUFG Securities Americas Inc.	996,715	(996,715)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

 NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Bank Financial Inc.	$307,065	$(307,065)	$—
NatWest Markets Securities Inc.	142,469	(142,469)	—
Nomura Securities International, Inc.	748,206	(748,206)	—
Scotia Capital (USA) INC	115,575	(115,575)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
TD Securities (USA) Inc.	$1,738,963	$(1,738,963)	$—
TD Securities INC	250,720	(250,720)	—
US Bancorp Investments	511,535	(511,535)	—
Wells Fargo Securities LLC	1,060,160	(1,060,160)	—
Total	$10,832,842	$(10,832,842)	$—

(1)	Cash collateral with a fair value of $11,170,841 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydown gains and wash sale deferrals.

The following permanent tax differences have been reclassified as of December 31, 2023:

	Paid-in	Distributable
	Capital(1)	Earnings
International Index	$142,537,659	$(142,537,659)
Russell™ Mid Cap Index	121,123,982	(121,123,982)
Russell™ Small Cap Index	25,268,277	(25,268,277)
U.S. Bond Index	(49,848,381)	49,848,381

(1)	Amounts relate to in-kind sales.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Emerging Markets Index	$20,977,805	$—	$16,630,440	$27,857,778
International Index	53,201,251	—	71,271,115	—
Russell™ Large Cap Growth Index	5,069,874	64,702,395	26,042,952	86,970,479
Russell™ Large Cap Index	21,839,188	—	18,588,313	80,534,528
Russell™ Large Cap Value Index	23,489,204	—	16,540,196	—
Russell™ Mid Cap Growth Index	1,997,955	—	28,307,742	81,386,933
Russell™ Mid Cap Index	15,923,688	93,191,507	33,408,161	90,711,613
Russell™ Small Cap Index	10,163,345	24,172,814	21,255,020	69,819,718
U.S. Bond Index	66,147,135	—	69,502,061	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
Emerging Markets Index	$5,805,610	$—	$(27,613,592)	$(9,624,246)	Short-term	$(461,327)	$(130,745,646)
				(98,852,091)	Long-term
				$(108,476,337)
International Index	31,957,032	—	445,188,139	(23,134,555)	Short-term	—	280,495,666
				(173,514,950)	Long-term
				$(196,649,505)
Russell™ Large Cap Growth Index	33,194,684	35,795,186	1,126,447,870	—	—	—	1,195,437,740
Russell™ Large Cap Index	20,988,135	—	1,130,851,619	(27,059,128)	Short-term	—	1,100,315,571
				(24,465,055)	Long-term
				$(51,524,183)
Russell™ Large Cap Value Index	45,711,674	—	262,065,004	—	—	—	307,776,678
Russell™ Mid Cap Growth Index	1,724,788	—	194,902,050	(116,571,365)	Short-term	—	80,055,473
Russell™ Mid Cap Index	11,883,638	85,649,553	481,783,107	—	—	—	579,316,298
Russell™ Small Cap Index	6,590,991	37,370,401	247,405,696	—	—	—	291,367,088
U.S. Bond Index	4,263,463	—	(85,571,460)	(29,391,129)	Short-term	—	(328,764,116)
				(218,064,990)	Long-term
				$(247,456,119)

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 14 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 15 — REORGANIZATIONS

On July 8, 2022, International Index (“Acquiring Portfolio”) acquired all of the assets and assumed all liabilities of VY® T. Rowe Price International Stock Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2022, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2022, are as follows (Unaudited):

Net investment income	$60,591,192
Net realized and unrealized loss on investments	$(450,244,237)
Net decrease in net assets resulting from operations	$(389,653,045)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 8, 2022. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net	Total Net	Acquired	Acquired
Assets of	Assets of	Portfolio’s	Portfolio’s
Acquired	Acquiring	Capital Loss	Unrealized	Portfolios’
Portfolio	Portfolio	Carryforwards	Appreciation	Conversion
(000s)	(000s)	(000s)	(000s)	Ratio
$150,216	$1,995,297	$—	$2,320	1.2903

The net assets of the Acquiring Portfolio after the acquisition of the Acquired Portfolio were $2,145,513,244.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

(Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolio declared dividends from net investment income of:

	Per Share	Payable	Record
	Amount	Date	Date
U.S. Bond Index
Class ADV	$0.0281	February 1, 2024	Daily
Class I	$0.0321	February 1, 2024	Daily
Class S	$0.0301	February 1, 2024	Daily
Class S2	$0.0290	February 1, 2024	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.0%
	Brazil: 4.1%
63,492	Ambev SA	$179,460	0.2
7,392	Atacadao SA	18,946	0.0
77,933	B3 SA - Brasil Bolsa Balcao	233,433	0.2
18,774	Banco Bradesco SA	59,055	0.1
15,529	Banco BTG Pactual SA	120,233	0.1
11,498	Banco do Brasil SA	131,109	0.1
4,597	Banco Santander Brasil SA	30,567	0.0
9,072	BB Seguridade Participacoes SA	62,844	0.1
13,823	CCR SA	40,351	0.0
16,172	Centrais Eletricas Brasileiras SA	141,259	0.1
4,632	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	71,870	0.1
8,499	Cia Siderurgica Nacional SA	34,398	0.0
16,090	Cosan SA	64,127	0.1
2,698	CPFL Energia SA	21,389	0.0
2,691	Energisa S/A	29,821	0.0
11,523 (1)	Eneva SA	32,285	0.0
2,490	Engie Brasil Energia SA	23,236	0.0
13,740	Equatorial Energia SA	101,036	0.1
70,060 (1)(2)	Hapvida Participacoes e Investimentos S/A	64,181	0.1
4,572	Hypera SA	33,648	0.0
10,107	JBS S/A	51,829	0.1
10,493	Klabin SA	47,998	0.1
12,375	Localiza Rent a Car SA	162,025	0.2
12,859	Lojas Renner SA	46,114	0.1
39,061 (1)	Magazine Luiza SA	17,369	0.0
11,604 (1)	Natura & Co. Holding SA	40,347	0.0
50,213	Petroleo Brasileiro SA	402,936	0.4
10,566	PRIO SA/Brazil	100,166	0.1
17,302	Raia Drogasil SA	104,718	0.1
7,424 (2)	Rede D'Or Sao Luiz SA	43,955	0.0
17,706	Rumo SA	83,653	0.1
17,767	Sendas Distribuidora S/A	49,487	0.1
10,880	Suzano SA	124,600	0.1
5,463	Telefonica Brasil SA	60,100	0.1
11,337	TIM SA/Brazil	41,846	0.0
6,973	TOTVS SA	48,361	0.1
9,680	Ultrapar Participacoes SA	52,828	0.1
45,317	Vale SA - Foreign	720,206	0.8
15,568	Vibra Energia SA	72,943	0.1
22,705	WEG SA	172,522	0.2
		3,937,251	4.1
	Chile: 0.4%
612,296	Banco de Chile	71,925	0.1
959	Banco de Credito e Inversiones SA	25,961	0.0
896,623	Banco Santander Chile	43,762	0.1
17,771	Cencosud SA	33,383	0.1
192,347	Cia Sud Americana de Vapores SA	11,811	0.0
15,218	Empresas CMPC SA	29,365	0.0
5,271	Empresas Copec SA	38,350	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Chile (continued)
285,668 (1)	Enel Americas SA	$31,614	0.0
350,033	Enel Chile SA	22,643	0.0
10,584 (1)	Falabella SA	26,430	0.0
2,276,091 (1)	Latam Airlines Group SA	24,673	0.0
		359,917	0.4
	China: 23.4%
6,300 (1)	360 Security Technology, Inc. - Class A	7,998	0.0
2,500	37 Interactive Entertainment Network Technology Group Co. Ltd. - Class A	6,633	0.0
25,500 (2)	3SBio, Inc.	24,590	0.0
10,000	AAC Technologies Holdings, Inc.	29,718	0.1
497	Advanced Micro-Fabrication Equipment, Inc. China - Class A	10,759	0.0
2,600	AECC Aviation Power Co. Ltd. - Class A	13,698	0.0
75,600	Agricultural Bank of China Ltd. - Class A	38,801	0.1
362,000	Agricultural Bank of China Ltd. - Class H	139,637	0.2
7,996	Aier Eye Hospital Group Co. Ltd. - Class A	17,852	0.0
9,600 (1)	Air China Ltd. - Class A	9,935	0.0
30,000 (1)	Air China Ltd. - Class H	18,991	0.0
7,000 (1)(2)	Akeso, Inc.	41,622	0.1
216,700	Alibaba Group Holding Ltd.	2,087,372	2.2
16,700	Aluminum Corp. of China Ltd. - Class A	13,282	0.0
48,000	Aluminum Corp. of China Ltd. - Class H	23,997	0.0
1,000	Angel Yeast Co. Ltd. - Class A	4,962	0.0
4,600	Anhui Conch Cement Co. Ltd. - Class A	14,633	0.0
15,000	Anhui Conch Cement Co. Ltd. - Class H	34,637	0.1
400	Anhui Gujing Distillery Co. Ltd. - Class A	13,137	0.0
1,600	Anhui Gujing Distillery Co. Ltd. - Class B	24,362	0.0
3,700 (1)	Anhui Jianghuai Automobile Group Corp. Ltd. - Class A	8,425	0.0
800	Anhui Kouzi Distillery Co. Ltd. - Class A	5,110	0.0
800	Anhui Yingjia Distillery Co. Ltd. - Class A	7,479	0.0
300	Anjoy Foods Group Co. Ltd. - Class A	4,424	0.0
17,000	ANTA Sports Products Ltd.	165,228	0.2
380	Asymchem Laboratories Tianjin Co. Ltd. - Class A	6,217	0.0
914	Autohome, Inc., ADR	25,647	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,000	Avary Holding Shenzhen Co. Ltd. - Class A	$6,292	0.0
9,600	AVIC Industry-Finance Holdings Co. Ltd. - Class A	4,211	0.0
33,000	AviChina Industry & Technology Co. Ltd. - Class H	14,148	0.0
30,500 (1)	Baidu, Inc. - Class A	454,020	0.5
20,900	Bank of Beijing Co. Ltd. - Class A	13,348	0.0
4,300	Bank of Chengdu Co. Ltd. - Class A	6,827	0.0
30,100	Bank of China Ltd. - Class A	16,934	0.0
1,071,000	Bank of China Ltd. - Class H	406,961	0.4
35,300	Bank of Communications Co. Ltd. - Class A	28,577	0.1
111,000	Bank of Communications Co. Ltd. - Class H	69,289	0.1
6,326	Bank of Hangzhou Co. Ltd. - Class A	8,928	0.0
14,270	Bank of Jiangsu Co. Ltd. - Class A	13,461	0.0
10,357	Bank of Nanjing Co. Ltd. - Class A	10,777	0.0
5,500	Bank of Ningbo Co. Ltd. - Class A	15,608	0.0
14,900	Bank of Shanghai Co. Ltd. - Class A	12,542	0.0
21,800	Baoshan Iron & Steel Co. Ltd. - Class A	18,233	0.0
366	Beijing Kingsoft Office Software, Inc. - Class A	16,304	0.0
2,000	Beijing New Building Materials PLC - Class A	6,590	0.0
2,200	Beijing Tiantan Biological Products Corp. Ltd. - Class A	9,594	0.0
1,400	Beijing Tongrentang Co. Ltd. - Class A	10,599	0.0
913	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. - Class A	9,667	0.0
31,100	Beijing-Shanghai High Speed Railway Co. Ltd. - Class A	21,571	0.0
2,600 (1)	Bilibili, Inc. - Class Z	31,577	0.1
601	Bloomage Biotechnology Corp. Ltd. - Class A	5,672	0.0
37,100	BOE Technology Group Co. Ltd. - Class A	20,402	0.0
1,736	BYD Co. Ltd. - Class A	48,471	0.1
13,500	BYD Co. Ltd. - Class H	372,393	0.4
10,500	BYD Electronic International Co. Ltd.	49,232	0.1
1,900	By-health Co. Ltd. - Class A	4,561	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
5,820	Caitong Securities Co. Ltd. - Class A	$6,367	0.0
340 (1)	Cambricon Technologies Corp. Ltd. - Class A	6,452	0.0
149,000 (2)	CGN Power Co. Ltd. - Class H	38,943	0.1
400	Changchun High & New Technology Industry Group, Inc. - Class A	8,220	0.0
6,800	Changjiang Securities Co. Ltd. - Class A	5,159	0.0
2,200	Chaozhou Three-Circle Group Co. Ltd. - Class A	9,131	0.0
120,000	China Cinda Asset Management Co. Ltd. - Class H	11,989	0.0
120,000	China CITIC Bank Corp. Ltd. - Class H	56,595	0.1
27,000	China Coal Energy Co. Ltd. - Class H	24,576	0.0
32,000	China Communications Services Corp. Ltd. - Class H	13,270	0.0
12,300	China Construction Bank Corp. - Class A	11,294	0.0
1,274,000	China Construction Bank Corp. - Class H	757,840	0.8
4,000	China CSSC Holdings Ltd. - Class A	16,606	0.0
11,700 (1)	China Eastern Airlines Corp. Ltd. - Class A	6,402	0.0
33,800	China Energy Engineering Corp. Ltd. - Class A	10,009	0.0
44,000	China Everbright Bank Co. Ltd. - Class A	17,994	0.0
31,000	China Everbright Bank Co. Ltd. - Class H	9,212	0.0
50,000 (2)	China Feihe Ltd.	27,357	0.0
55,500	China Galaxy Securities Co. Ltd. - Class H	29,361	0.1
3,500	China Greatwall Technology Group Co. Ltd. - Class A	4,991	0.0
32,000	China Hongqiao Group Ltd.	26,202	0.0
1,800	China International Capital Corp. Ltd. - Class A	9,658	0.0
19,200 (2)	China International Capital Corp. Ltd. - Class H	28,210	0.1
4,803	China Jushi Co. Ltd. - Class A	6,657	0.0
2,500	China Life Insurance Co. Ltd. - Class A	10,002	0.0
99,000	China Life Insurance Co. Ltd. - Class H	128,566	0.2
5,600 (1)(2)	China Literature Ltd.	20,883	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
45,000	China Longyuan Power Group Corp. Ltd. - Class H	$34,172	0.1
43,000	China Mengniu Dairy Co. Ltd.	115,838	0.1
18,000	China Merchants Bank Co. Ltd. - Class A	70,630	0.1
52,380	China Merchants Bank Co. Ltd. - Class H	182,205	0.2
8,700	China Merchants Energy Shipping Co. Ltd. - Class A	7,213	0.0
7,570	China Merchants Securities Co. Ltd. - Class A	14,563	0.0
7,200	China Merchants Shekou Industrial Zone Holdings Co. Ltd. - Class A	9,687	0.0
33,280	China Minsheng Banking Corp. Ltd. - Class A	17,548	0.0
82,100	China Minsheng Banking Corp. Ltd. - Class H	27,872	0.1
54,000	China National Building Material Co. Ltd. - Class H	23,125	0.0
6,100	China National Chemical Engineering Co. Ltd. - Class A	5,471	0.0
18,600	China National Nuclear Power Co. Ltd. - Class A	19,669	0.0
970	China National Software & Service Co. Ltd. - Class A	4,956	0.0
4,000	China Northern Rare Earth Group High-Tech Co. Ltd. - Class A	10,902	0.0
24,000	China Oilfield Services Ltd. - Class H	24,530	0.0
6,003	China Pacific Insurance Group Co. Ltd. - Class A	20,157	0.0
34,400	China Pacific Insurance Group Co. Ltd. - Class H	69,588	0.1
28,252	China Petroleum & Chemical Corp. - Class A	22,226	0.0
333,600	China Petroleum & Chemical Corp. - Class H	174,824	0.2
19,300	China Railway Group Ltd. - Class A	15,464	0.0
53,000	China Railway Group Ltd. - Class H	23,632	0.0
1,100	China Rare Earth Resources And Technology Co. Ltd. - Class A	4,290	0.0
1,324	China Resources Microelectronics Ltd. - Class A	8,340	0.0
9,400 (2)	China Resources Mixc Lifestyle Services Ltd.	33,527	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
20,500 (2)	China Resources Pharmaceutical Group Ltd.	$13,476	0.0
1,000	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - Class A	7,014	0.0
5,870	China Shenhua Energy Co. Ltd. - Class A	25,964	0.0
45,500	China Shenhua Energy Co. Ltd. - Class H	156,039	0.2
14,100 (1)	China Southern Airlines Co. Ltd. - Class A	11,454	0.0
20,000 (1)	China Southern Airlines Co. Ltd. - Class H	8,482	0.0
36,940	China State Construction Engineering Corp. Ltd. - Class A	25,062	0.0
26,700	China Three Gorges Renewables Group Co. Ltd. - Class A	16,452	0.0
1,703	China Tourism Group Duty Free Corp. Ltd. - Class A	20,102	0.0
1,000 (2)(3)	China Tourism Group Duty Free Corp. Ltd. - Class H	9,831	0.0
606,000 (2)	China Tower Corp. Ltd. - Class H	63,695	0.1
27,600	China United Network Communications Ltd. - Class A	17,039	0.0
9,500	China Vanke Co. Ltd. - Class A	14,026	0.0
28,100	China Vanke Co. Ltd. - Class H	26,007	0.0
21,300	China Yangtze Power Co. Ltd. - Class A	70,103	0.1
600	China Zhenhua Group Science & Technology Co. Ltd. - Class A	4,976	0.0
36,000	Chinasoft International Ltd.	27,633	0.1
500	Chongqing Brewery Co. Ltd. - Class A	4,684	0.0
8,260	Chongqing Changan Automobile Co. Ltd. - Class A	19,604	0.0
2,200	Chongqing Zhifei Biological Products Co. Ltd. - Class A	18,950	0.0
78,000	CITIC Ltd.	77,989	0.1
11,660	CITIC Securities Co. Ltd. - Class A	33,508	0.1
21,825	CITIC Securities Co. Ltd. - Class H	44,591	0.1
21,200	CMOC Group Ltd. - Class A	15,536	0.0
45,000	CMOC Group Ltd. - Class H	24,619	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
3,753	Contemporary Amperex Technology Co. Ltd. - Class A	$86,396	0.1
3,800	COSCO SHIPPING Energy Transportation Co. Ltd. - Class A	6,558	0.0
16,000	COSCO SHIPPING Energy Transportation Co. Ltd. - Class H	15,097	0.0
13,060	COSCO SHIPPING Holdings Co. Ltd. - Class A	17,641	0.0
39,150	COSCO SHIPPING Holdings Co. Ltd. - Class H	39,364	0.1
162,133 (1)(3)	Country Garden Holdings Co. Ltd.	16,227	0.0
29,000 (3)	Country Garden Services Holdings Co. Ltd.	25,113	0.0
23,900	CRRC Corp. Ltd. - Class A	17,720	0.0
58,000	CRRC Corp. Ltd. - Class H	25,568	0.0
4,100	CSC Financial Co. Ltd. - Class A	13,678	0.0
1,800	CSPC Innovation Pharmaceutical Co. Ltd. - Class A	9,294	0.0
119,360	CSPC Pharmaceutical Group Ltd.	111,091	0.1
13,900	Daqin Railway Co. Ltd. - Class A	14,131	0.0
743 (1)	Daqo New Energy Corp., ADR	19,764	0.0
3,200	Dongfang Electric Corp. Ltd. - Class A	6,594	0.0
36,000	Dongfeng Motor Group Co. Ltd. - Class H	17,940	0.0
5,500 (1)(2)(3)	East Buy Holding Ltd.	19,596	0.0
13,943	East Money Information Co. Ltd. - Class A	27,627	0.1
700	Ecovacs Robotics Co. Ltd. - Class A	4,089	0.0
10,700	ENN Energy Holdings Ltd.	79,014	0.1
3,200	ENN Natural Gas Co. Ltd. - Class A	7,588	0.0
1,745	Eve Energy Co. Ltd. - Class A	10,389	0.0
4,200	Everbright Securities Co. Ltd. - Class A	9,130	0.0
2,100	Flat Glass Group Co. Ltd. - Class A	7,901	0.0
5,000 (3)	Flat Glass Group Co. Ltd. - Class H	8,440	0.0
14,100	Focus Media Information Technology Co. Ltd. - Class A	12,575	0.0
4,069	Foshan Haitian Flavouring & Food Co. Ltd. - Class A	21,780	0.0
32,968	Fosun International Ltd.	19,381	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
8,800	Founder Securities Co. Ltd. - Class A	$9,995	0.0
8,500	Foxconn Industrial Internet Co. Ltd. - Class A	18,108	0.0
2,700	Fuyao Glass Industry Group Co. Ltd. - Class A	14,231	0.0
8,000 (2)	Fuyao Glass Industry Group Co. Ltd. - Class H	38,956	0.1
1,780	Ganfeng Lithium Group Co. Ltd. - Class A	10,740	0.0
5,040 (2)	Ganfeng Lithium Group Co. Ltd. - Class H	19,041	0.0
18,100	GD Power Development Co. Ltd. - Class A	10,615	0.0
12,700 (1)	GDS Holdings Ltd. - Class A	14,372	0.0
16,000 (1)	Genscript Biotech Corp.	40,721	0.1
7,400	GF Securities Co. Ltd. - Class A	14,913	0.0
11,000	GF Securities Co. Ltd. - Class H	13,172	0.0
560	GigaDevice Semiconductor, Inc. - Class A	7,290	0.0
3,500	GoerTek, Inc. - Class A	10,362	0.0
4,300	Goldwind Science & Technology Co. Ltd. - Class A	4,848	0.0
1,900 (1)	Gotion High-tech Co. Ltd. - Class A	5,756	0.0
2,900	Great Wall Motor Co. Ltd. - Class A	10,316	0.0
29,000	Great Wall Motor Co. Ltd. - Class H	37,698	0.1
2,700	Gree Electric Appliances, Inc. of Zhuhai - Class A	12,256	0.0
12,500	Greentown China Holdings Ltd.	12,747	0.0
1,700	Guangdong Haid Group Co. Ltd. - Class A	10,765	0.0
7,200	Guanghui Energy Co. Ltd. - Class A	7,245	0.0
6,300	Guangzhou Automobile Group Co. Ltd. - Class A	7,772	0.0
39,200	Guangzhou Automobile Group Co. Ltd. - Class H	18,228	0.0
1,700	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - Class A	6,854	0.0
500	Guangzhou Kingmed Diagnostics Group Co. Ltd. - Class A	4,412	0.0
800	Guangzhou Shiyuan Electronic Technology Co. Ltd. - Class A	5,161	0.0
1,840	Guangzhou Tinci Materials Technology Co. Ltd. - Class A	6,504	0.0
6,600	Guosen Securities Co. Ltd. - Class A	7,949	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
7,700	Guotai Junan Securities Co. Ltd. - Class A	$16,158	0.0
2,761	H World Group Ltd., ADR	92,328	0.1
23,000 (2)	Haidilao International Holding Ltd.	42,906	0.1
6,100	Haier Smart Home Co. Ltd. - Class A	18,072	0.0
32,000	Haier Smart Home Co. Ltd. - Class H	90,388	0.1
51,400 (1)	Hainan Airlines Holding Co. Ltd. - Class A	9,928	0.0
15,100 (1)	Hainan Airport Infrastructure Co. Ltd. - Class A	7,878	0.0
8,000	Haitian International Holdings Ltd.	19,803	0.0
11,000	Haitong Securities Co. Ltd. - Class A	14,535	0.0
32,400	Haitong Securities Co. Ltd. - Class H	17,309	0.0
1,940	Hangzhou First Applied Material Co. Ltd. - Class A	6,642	0.0
1,500	Hangzhou Silan Microelectronics Co. Ltd. - Class A	4,827	0.0
500	Hangzhou Tigermed Consulting Co. Ltd. - Class A	3,872	0.0
16,000 (2)	Hansoh Pharmaceutical Group Co. Ltd.	32,337	0.1
2,900	Henan Shenhuo Coal & Power Co. Ltd. - Class A	6,874	0.0
3,600	Henan Shuanghui Investment & Development Co. Ltd. - Class A	13,566	0.0
9,000	Hengan International Group Co. Ltd.	33,502	0.1
6,420 (1)	Hengli Petrochemical Co. Ltd. - Class A	11,916	0.0
400	Hithink RoyalFlush Information Network Co. Ltd. - Class A	8,855	0.0
666 (1)	Horizon Construction Development Ltd.	392	0.0
900	Hoshine Silicon Industry Co. Ltd. - Class A	6,474	0.0
8,000 (1)(2)	Hua Hong Semiconductor Ltd.	19,333	0.0
8,100	Huadian Power International Corp. Ltd. - Class A	5,872	0.0
1,740	Huadong Medicine Co. Ltd. - Class A	10,178	0.0
6,400	Huafon Chemical Co. Ltd. - Class A	6,054	0.0
2,130	Hualan Biological Engineering, Inc. - Class A	6,645	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
9,500 (1)	Huaneng Power International, Inc. - Class A	$10,313	0.0
54,000 (1)	Huaneng Power International, Inc. - Class H	28,646	0.1
8,000	Huatai Securities Co. Ltd. - Class A	15,743	0.0
13,400 (2)	Huatai Securities Co. Ltd. - Class H	16,932	0.0
12,900	Huaxia Bank Co. Ltd. - Class A	10,221	0.0
3,600	Huayu Automotive Systems Co. Ltd. - Class A	8,262	0.0
500	Huizhou Desay Sv Automotive Co. Ltd. - Class A	9,130	0.0
1,700	Humanwell Healthcare Group Co. Ltd. - Class A	5,957	0.0
1,863	Hundsun Technologies, Inc. - Class A	7,551	0.0
4,800 (2)(3)	Hygeia Healthcare Holdings Co. Ltd.	21,729	0.0
1,654	Hygon Information Technology Co. Ltd. - Class A	16,533	0.0
1,468	IEIT Systems Co. Ltd. - Class A	6,872	0.0
1,900	Iflytek Co. Ltd. - Class A	12,408	0.0
227	Imeik Technology Development Co. Ltd. - Class A	9,412	0.0
56,000	Industrial & Commercial Bank of China Ltd. - Class A	37,741	0.1
871,000	Industrial & Commercial Bank of China Ltd. - Class H	424,476	0.5
18,500	Industrial Bank Co. Ltd. - Class A	42,288	0.1
9,820	Industrial Securities Co. Ltd. - Class A	8,129	0.0
500	Ingenic Semiconductor Co. Ltd. - Class A	4,555	0.0
49,400 (1)	Inner Mongolia BaoTou Steel Union Co. Ltd. - Class A	10,166	0.0
10,800	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. - Class A	5,694	0.0
5,800	Inner Mongolia Yili Industrial Group Co. Ltd. - Class A	21,885	0.0
15,200 (1)	Inner Mongolia Yitai Coal Co. Ltd. - Class B	23,419	0.0
15,500 (1)(2)	Innovent Biologics, Inc.	84,885	0.1
5,838 (1)	iQIYI, Inc., ADR	28,489	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,724	JA Solar Technology Co. Ltd. - Class A	$7,962	0.0
1,900	JCET Group Co. Ltd. - Class A	7,994	0.0
14,950 (1)(2)	JD Health International, Inc.	75,045	0.1
27,800 (1)(2)	JD Logistics, Inc.	34,861	0.1
31,709	JD.com, Inc. - Class A	457,976	0.5
5,200	Jiangsu Eastern Shenghong Co. Ltd. - Class A	7,036	0.0
14,000	Jiangsu Expressway Co. Ltd. - Class H	12,597	0.0
1,320	Jiangsu Hengli Hydraulic Co. Ltd. - Class A	10,180	0.0
5,677	Jiangsu Hengrui Pharmaceuticals Co. Ltd. - Class A	36,227	0.1
1,300	Jiangsu King's Luck Brewery JSC Ltd. - Class A	8,940	0.0
400	Jiangsu Pacific Quartz Co. Ltd. - Class A	4,902	0.0
1,276	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	19,793	0.0
1,200	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. - Class A	5,853	0.0
3,500	Jiangsu Zhongtian Technology Co. Ltd. - Class A	6,161	0.0
17,000	Jiangxi Copper Co. Ltd. - Class H	24,047	0.0
6,150	Jinko Solar Co. Ltd. - Class A	7,678	0.0
400	JiuGui Liquor Co. Ltd. - Class A	4,131	0.0
2,699	Kanzhun Ltd., ADR	44,830	0.1
8,918	KE Holdings, Inc., ADR	144,561	0.2
37,000 (1)	Kingdee International Software Group Co. Ltd.	54,013	0.1
12,800	Kingsoft Corp. Ltd.	39,570	0.1
31,600 (1)(2)	Kuaishou Technology	215,014	0.2
2,600	Kuang-Chi Technologies Co. Ltd. - Class A	5,421	0.0
1,300 (1)	Kunlun Tech Co. Ltd. - Class A	6,854	0.0
1,000	Kweichow Moutai Co. Ltd. - Class A	243,422	0.3
2,900	LB Group Co. Ltd. - Class A	7,009	0.0
98,000	Lenovo Group Ltd.	137,145	0.2
5,000	Lens Technology Co. Ltd. - Class A	9,300	0.0
2,100	Lepu Medical Technology Beijing Co. Ltd. - Class A	4,786	0.0
15,300 (1)	Li Auto, Inc. - Class A	286,663	0.3
32,000	Li Ning Co. Ltd.	85,876	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
8,200	Lingyi iTech Guangdong Co. - Class A	$7,805	0.0
25,000 (2)	Longfor Group Holdings Ltd.	40,122	0.1
6,444	LONGi Green Energy Technology Co. Ltd. - Class A	20,804	0.0
2,226	Lufax Holding Ltd., ADR	6,834	0.0
6,166	Luxshare Precision Industry Co. Ltd. - Class A	29,942	0.1
1,300	Luzhou Laojiao Co. Ltd. - Class A	32,951	0.1
1,790	Mango Excellent Media Co. Ltd. - Class A	6,362	0.0
536	Maxscend Microelectronics Co. Ltd. - Class A	10,648	0.0
67,540 (1)(2)	Meituan - Class B	709,088	0.8
17,300	Metallurgical Corp. of China Ltd. - Class A	7,463	0.0
11,400 (1)(3)	Microport Scientific Corp.	12,298	0.0
3,200	Ming Yang Smart Energy Group Ltd. - Class A	5,655	0.0
5,000	MINISO Group Holding Ltd.	25,547	0.0
10,000	Minth Group Ltd.	20,226	0.0
986	Montage Technology Co. Ltd. - Class A	8,156	0.0
4,712	Muyuan Foods Co. Ltd. - Class A	27,376	0.0
7,661	NARI Technology Co. Ltd. - Class A	24,103	0.0
3,000 (1)	National Silicon Industry Group Co. Ltd. - Class A	7,325	0.0
500	NAURA Technology Group Co. Ltd. - Class A	17,313	0.0
25,800	NetEase, Inc.	465,473	0.5
2,300	New China Life Insurance Co. Ltd. - Class A	10,103	0.0
9,900	New China Life Insurance Co. Ltd. - Class H	19,315	0.0
5,000 (1)	New Hope Liuhe Co. Ltd. - Class A	6,574	0.0
20,200 (1)	New Oriental Education & Technology Group, Inc.	147,251	0.2
1,500	Ninestar Corp. - Class A	4,786	0.0
2,793	Ningbo Shanshan Co. Ltd. - Class A	5,362	0.0
1,100	Ningbo Tuopu Group Co. Ltd. - Class A	11,378	0.0
7,800	Ningxia Baofeng Energy Group Co. Ltd. - Class A	16,246	0.0
18,659 (1)(3)	NIO, Inc., ADR	169,237	0.2
25,600 (2)	Nongfu Spring Co. Ltd. - Class H	148,135	0.2
420	Oppein Home Group, Inc. - Class A	4,122	0.0
7,420	Orient Securities Co. Ltd./China - Class A	9,103	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
10,400 (1)	Pangang Group Vanadium Titanium & Resources Co. Ltd. - Class A	$4,810	0.0
2,000	People.cn Co. Ltd. - Class A	7,879	0.0
129,000	People's Insurance Co. Group of China Ltd. - Class H	39,679	0.1
18,600	PetroChina Co. Ltd. - Class A	18,510	0.0
286,000	PetroChina Co. Ltd. - Class H	188,986	0.2
1,825	Pharmaron Beijing Co. Ltd. - Class A	7,450	0.0
91,244	PICC Property & Casualty Co. Ltd. - Class H	108,582	0.1
17,000	Ping An Bank Co. Ltd. - Class A	22,510	0.0
6,900 (1)(2)(3)	Ping An Healthcare and Technology Co. Ltd.	15,724	0.0
9,600	Ping An Insurance Group Co. of China Ltd. - Class A	54,615	0.1
90,000	Ping An Insurance Group Co. of China Ltd. - Class H	407,457	0.4
282	Piotech, Inc. - Class A	9,193	0.0
10,200	Poly Developments and Holdings Group Co. Ltd. - Class A	14,249	0.0
6,400 (2)	Pop Mart International Group Ltd.	16,606	0.0
25,400	Postal Savings Bank of China Co. Ltd. - Class A	15,584	0.0
103,000 (2)	Postal Savings Bank of China Co. Ltd. - Class H	49,247	0.1
15,900	Power Construction Corp. of China Ltd. - Class A	10,962	0.0
1,456	Qifu Technology, Inc., ADR	23,034	0.0
5,526 (1)	Qinghai Salt Lake Industry Co. Ltd. - Class A	12,429	0.0
9,250	Rongsheng Petrochemical Co. Ltd. - Class A	13,501	0.0
7,700	SAIC Motor Corp. Ltd. - Class A	14,690	0.0
5,000	Sanan Optoelectronics Co. Ltd. - Class A	9,761	0.0
15,000	Sany Heavy Equipment International Holdings Co. Ltd.	14,518	0.0
7,900	Sany Heavy Industry Co. Ltd. - Class A	15,340	0.0
3,955 (1)	Satellite Chemical Co. Ltd. - Class A	8,230	0.0
9,400	SDIC Power Holdings Co. Ltd. - Class A	17,469	0.0
2,700 (1)	Seazen Holdings Co. Ltd. - Class A	4,350	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
1,400 (1)	Seres Group Co. Ltd. - Class A	$15,038	0.0
4,400	SF Holding Co. Ltd. - Class A	25,093	0.0
420	SG Micro Corp. - Class A	5,268	0.0
8,300	Shaanxi Coal Industry Co. Ltd. - Class A	24,458	0.0
4,364	Shandong Gold Mining Co. Ltd. - Class A	14,058	0.0
8,000 (2)	Shandong Gold Mining Co. Ltd. - Class H	15,179	0.0
2,210	Shandong Hualu Hengsheng Chemical Co. Ltd. - Class A	8,597	0.0
14,830	Shandong Nanshan Aluminum Co. Ltd. - Class A	6,145	0.0
34,400	Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	33,526	0.1
2,100	Shanghai Aiko Solar Energy Co. Ltd. - Class A	5,222	0.0
1,776	Shanghai Baosight Software Co. Ltd. - Class A	12,218	0.0
9,016	Shanghai Baosight Software Co. Ltd. - Class B	19,116	0.0
15,100 (1)	Shanghai Electric Group Co. Ltd. - Class A	8,878	0.0
2,900	Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class A	10,234	0.0
5,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	11,979	0.0
1,200 (1)	Shanghai International Airport Co. Ltd. - Class A	5,546	0.0
8,100	Shanghai International Port Group Co. Ltd. - Class A	5,596	0.0
1,000	Shanghai Jinjiang International Hotels Co. Ltd. - Class A	4,217	0.0
1,000	Shanghai M&G Stationery, Inc. - Class A	5,294	0.0
11,900	Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	17,410	0.0
25,700	Shanghai Pudong Development Bank Co. Ltd. - Class A	23,996	0.0
2,126	Shanghai Putailai New Energy Technology Co. Ltd. - Class A	6,270	0.0
7,400	Shanghai RAAS Blood Products Co. Ltd. - Class A	8,346	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
768	Shanghai United Imaging Healthcare Co. Ltd. - Class A	$14,836	0.0
5,100	Shanxi Coking Coal Energy Group Co. Ltd. - Class A	7,104	0.0
3,150	Shanxi Lu'an Environmental Energy Development Co. Ltd. - Class A	9,731	0.0
5,600 (1)	Shanxi Meijin Energy Co. Ltd. - Class A	5,256	0.0
880	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - Class A	28,644	0.1
400	Shede Spirits Co. Ltd. - Class A	5,457	0.0
2,900	Shengyi Technology Co. Ltd. - Class A	7,489	0.0
620	Shennan Circuits Co. Ltd. - Class A	6,206	0.0
22,800	Shenwan Hongyuan Group Co. Ltd. - Class A	14,278	0.0
1,800	Shenzhen Inovance Technology Co. Ltd. - Class A	16,033	0.0
1,100	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - Class A	45,105	0.1
880	Shenzhen New Industries Biomedical Engineering Co. Ltd. - Class A	9,703	0.0
9,800 (1)	Shenzhen Overseas Chinese Town Co. Ltd. - Class A	4,303	0.0
618	Shenzhen Transsion Holdings Co. Ltd. - Class A	12,055	0.0
11,100	Shenzhou International Group Holdings Ltd.	113,873	0.1
1,760	Shijiazhuang Yiling Pharmaceutical Co. Ltd. - Class A	5,724	0.0
4,500	Sichuan Chuantou Energy Co. Ltd. - Class A	9,594	0.0
1,700	Sichuan Kelun Pharmaceutical Co. Ltd. - Class A	6,964	0.0
6,920	Sichuan Road and Bridge Group Co. Ltd. - Class A	7,310	0.0
1,500	Sieyuan Electric Co. Ltd. - Class A	11,005	0.0
4,000	Silergy Corp.	64,924	0.1
18,000	Sinopharm Group Co. Ltd. - Class H	47,174	0.1
8,500	Sinotruk Hong Kong Ltd.	16,686	0.0
579 (1)	Skshu Paint Co. Ltd. - Class A	3,887	0.0
25,000 (2)(3)	Smoore International Holdings Ltd.	20,836	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
3,140	Songcheng Performance Development Co. Ltd. - Class A	$4,370	0.0
1,300 (1)	Spring Airlines Co. Ltd. - Class A	9,201	0.0
200	StarPower Semiconductor Ltd. - Class A	5,102	0.0
1,200	Sungrow Power Supply Co. Ltd. - Class A	14,816	0.0
9,500	Sunny Optical Technology Group Co. Ltd.	86,363	0.1
870	SUPCON Technology Co. Ltd. - Class A	5,561	0.0
1,800	Suzhou Dongshan Precision Manufacturing Co. Ltd. - Class A	4,610	0.0
348	Suzhou Maxwell Technologies Co. Ltd. - Class A	6,355	0.0
5,981 (1)	TAL Education Group, ADR	75,540	0.1
5,350	TBEA Co. Ltd. - Class A	10,408	0.0
19,520 (1)	TCL Technology Group Corp. - Class A	11,833	0.0
3,525	TCL Zhonghuan Renewable Energy Technology Co. Ltd. - Class A	7,769	0.0
88,800	Tencent Holdings Ltd.	3,352,633	3.5
10,011 (1)	Tencent Music Entertainment Group, ADR	90,199	0.1
500	Thunder Software Technology Co. Ltd. - Class A	5,638	0.0
1,400	Tianqi Lithium Corp. - Class A	11,010	0.0
26,000	Tingyi Cayman Islands Holding Corp.	31,709	0.1
16,800 (1)	Tongcheng Travel Holdings Ltd.	31,114	0.1
13,800	Tongling Nonferrous Metals Group Co. Ltd. - Class A	6,381	0.0
3,900	Tongwei Co. Ltd. - Class A	13,759	0.0
500 (1)	Topchoice Medical Corp. - Class A	5,388	0.0
25,000 (2)	Topsports International Holdings Ltd.	19,495	0.0
12,000	TravelSky Technology Ltd. - Class H	20,750	0.0
1,954	Trina Solar Co. Ltd. - Class A	7,863	0.0
7,500 (1)	Trip.com Group Ltd.	269,236	0.3
800	Tsingtao Brewery Co. Ltd. - Class A	8,432	0.0
8,000	Tsingtao Brewery Co. Ltd. - Class H	53,755	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
859 (1)	Unigroup Guoxin Microelectronics Co. Ltd. - Class A	$8,165	0.0
17,000	Uni-President China Holdings Ltd.	12,096	0.0
2,600 (1)	Unisplendour Corp. Ltd. - Class A	7,089	0.0
600 (1)	Verisilicon Microelectronics Shanghai Co. Ltd. - Class A	4,223	0.0
4,560 (1)	Vipshop Holdings Ltd., ADR	80,986	0.1
1,840	Walvax Biotechnology Co. Ltd. - Class A	6,097	0.0
2,900	Wanhua Chemical Group Co. Ltd. - Class A	31,434	0.1
1,003	Weibo Corp., ADR	10,983	0.0
8,700	Weichai Power Co. Ltd. - Class A	16,732	0.0
25,000	Weichai Power Co. Ltd. - Class H	41,766	0.1
5,820	Wens Foodstuffs Group Co. Ltd. - Class A	16,462	0.0
5,800	Western Securities Co. Ltd. - Class A	5,211	0.0
761	Western Superconducting Technologies Co. Ltd. - Class A	5,712	0.0
1,160	Will Semiconductor Co. Ltd. Shanghai - Class A	17,452	0.0
1,200 (1)	Wingtech Technology Co. Ltd. - Class A	7,158	0.0
5,238	Wuhan Guide Infrared Co. Ltd. - Class A	5,390	0.0
3,400	Wuliangye Yibin Co. Ltd. - Class A	67,304	0.1
2,130	WUS Printed Circuit Kunshan Co. Ltd. - Class A	6,637	0.0
2,376	WuXi AppTec Co. Ltd. - Class A	24,383	0.0
4,641 (2)(3)	WuXi AppTec Co. Ltd. - Class H	47,283	0.1
52,000 (1)(2)	Wuxi Biologics Cayman, Inc.	196,677	0.2
12,500	XCMG Construction Machinery Co. Ltd. - Class A	9,624	0.0
3,500	Xiamen C & D, Inc. - Class A	4,757	0.0
208,000 (1)(2)	Xiaomi Corp. - Class B	416,509	0.5
1,800	Xinjiang Daqo New Energy Co. Ltd. - Class A	7,505	0.0
64,000	Xinyi Solar Holdings Ltd.	37,417	0.1
14,300 (1)(3)	XPeng, Inc. - Class A	104,168	0.1
18,000	Xtep International Holdings Ltd.	10,175	0.0
16,000 (2)	Yadea Group Holdings Ltd.	28,182	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
4,050	Yankuang Energy Group Co. Ltd. - Class A	$11,312	0.0
29,000	Yankuang Energy Group Co. Ltd. - Class H	55,160	0.1
1,300	Yealink Network Technology Corp. Ltd. - Class A	5,415	0.0
1,060	Yifeng Pharmacy Chain Co. Ltd. - Class A	5,985	0.0
1,500	Yihai Kerry Arawana Holdings Co. Ltd. - Class A	7,063	0.0
5,100	Yintai Gold Co. Ltd. - Class A	10,759	0.0
3,318	Yonyou Network Technology Co. Ltd. - Class A	8,319	0.0
3,700	YTO Express Group Co. Ltd. - Class A	6,412	0.0
5,655	Yum China Holdings, Inc.	239,942	0.3
4,100	Yunnan Aluminium Co. Ltd. - Class A	7,065	0.0
2,000	Yunnan Baiyao Group Co. Ltd. - Class A	13,863	0.0
600	Yunnan Botanee Bio- Technology Group Co. Ltd. - Class A	5,768	0.0
900	Yunnan Energy New Material Co. Ltd. - Class A	7,208	0.0
12,500 (1)	Zai Lab Ltd.	33,836	0.1
2,000	Zangge Mining Co. Ltd. - Class A	7,146	0.0
600	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - Class A	20,465	0.0
17,000	Zhaojin Mining Industry Co. Ltd. - Class H	21,120	0.0
7,280 (1)	Zhejiang Century Huatong Group Co. Ltd. - Class A	5,297	0.0
6,900	Zhejiang China Commodities City Group Co. Ltd. - Class A	7,121	0.0
2,400	Zhejiang Chint Electrics Co. Ltd. - Class A	7,279	0.0
3,400	Zhejiang Dahua Technology Co. Ltd. - Class A	8,844	0.0
22,080	Zhejiang Expressway Co. Ltd. - Class H	14,740	0.0
1,620	Zhejiang Huayou Cobalt Co. Ltd. - Class A	7,520	0.0
1,200	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. - Class A	7,459	0.0
3,280	Zhejiang Juhua Co. Ltd. - Class A	7,627	0.0
6,600 (1)(2)	Zhejiang Leapmotor Technology Co. Ltd.	30,206	0.1
3,712	Zhejiang NHU Co. Ltd. - Class A	8,877	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,300	Zhejiang Sanhua Intelligent Controls Co. Ltd. - Class A	$9,533	0.0
15,000 (1)	Zhejiang Zheneng Electric Power Co. Ltd. - Class A	9,750	0.0
4,700	Zheshang Securities Co. Ltd. - Class A	6,912	0.0
9,400 (1)(2)	ZhongAn Online P&C Insurance Co. Ltd. - Class H	21,540	0.0
700	Zhongji Innolight Co. Ltd. - Class A	11,112	0.0
6,900	Zhongjin Gold Corp. Ltd. - Class A	9,680	0.0
10,500	Zhongsheng Group Holdings Ltd.	25,150	0.0
7,400	Zhongtai Securities Co. Ltd. - Class A	7,158	0.0
7,800	Zhuzhou CRRC Times Electric Co. Ltd. - Class H	22,280	0.0
19,900	Zijin Mining Group Co. Ltd. - Class A	34,930	0.1
70,000	Zijin Mining Group Co. Ltd. - Class H	114,112	0.1
8,300	Zoomlion Heavy Industry Science and Technology Co. Ltd. - Class A	7,643	0.0
3,900	ZTE Corp. - Class A	14,556	0.0
9,440	ZTE Corp. - Class H	21,097	0.0
5,831	ZTO Express Cayman, Inc., ADR	124,084	0.2
		22,316,327	23.4
	Colombia: 0.1%
3,186	Bancolombia SA - Preference Shares	27,294	0.1
5,678	Interconexion Electrica SA ESP	22,681	0.0
		49,975	0.1
	Czechia: 0.1%
2,105	CEZ AS	90,219	0.1
1,038	Komercni Banka AS	33,613	0.0
4,265 (2)	Moneta Money Bank AS	17,845	0.0
		141,677	0.1
	Egypt: 0.1%
34,452	Commercial International Bank Egypt SAE	81,271	0.1
15,838	Eastern Co. SAE	14,376	0.0
16,729 (1)	EFG Holding S.A.E.	9,018	0.0
		104,665	0.1
	Greece: 0.5%
30,356 (1)	Alpha Services and Holdings SA	51,564	0.1
34,557 (1)	Eurobank Ergasias Services and Holdings SA	61,398	0.1
4,349 (1)(4)	FF Group	—	—
2,170	Hellenic Telecommunications Organization SA	30,911	0.0
1,623	Jumbo SA	45,008	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Greece (continued)
819	Motor Oil Hellas Corinth Refineries SA	$21,482	0.0
1,486	Mytilineos SA	60,205	0.1
10,417 (1)	National Bank of Greece SA	72,375	0.1
2,497	OPAP SA	42,368	0.0
8,448 (1)	Piraeus Financial Holdings SA	29,853	0.0
2,857 (1)	Public Power Corp. SA	35,203	0.0
		450,367	0.5
	Hong Kong: 1.3%
70,000 (1)	Alibaba Health Information Technology Ltd.	38,061	0.1
7,000	Beijing Enterprises Holdings Ltd.	24,343	0.0
54,000	Beijing Enterprises Water Group Ltd.	12,036	0.0
52,000	Bosideng International Holdings Ltd.	23,391	0.0
38,000	Brilliance China Automotive Holdings Ltd.	21,166	0.0
9,000	C&D International Investment Group Ltd.	19,137	0.0
48,000	China Everbright Environment Group Ltd.	15,625	0.0
36,800	China Gas Holdings Ltd.	36,359	0.0
19,000	China Medical System Holdings Ltd.	33,671	0.0
19,338	China Merchants Port Holdings Co. Ltd.	26,353	0.0
51,000	China Overseas Land & Investment Ltd.	89,978	0.1
20,000	China Overseas Property Holdings Ltd.	15,009	0.0
67,000	China Power International Development Ltd.	24,645	0.0
22,000	China Resources Beer Holdings Co. Ltd.	96,535	0.1
12,600	China Resources Gas Group Ltd.	41,355	0.1
42,444	China Resources Land Ltd.	152,290	0.2
26,000	China Resources Power Holdings Co. Ltd.	52,100	0.1
76,000 (1)(3)	China Ruyi Holdings Ltd.	16,853	0.0
28,000	China State Construction International Holdings Ltd.	32,402	0.0
18,428	China Taiping Insurance Holdings Co. Ltd.	15,891	0.0
38,000	China Traditional Chinese Medicine Holdings Co. Ltd.	19,120	0.0
27,200	Chow Tai Fook Jewellery Group Ltd.	40,523	0.1
12,000	COSCO SHIPPING Ports Ltd.	8,675	0.0
18,000	Far East Horizon Ltd.	14,167	0.0
266,000	GCL Technology Holdings Ltd.	42,241	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
80,000	Geely Automobile Holdings Ltd.	$88,129	0.1
42,000	Guangdong Investment Ltd.	30,570	0.0
9,000	Kingboard Holdings Ltd.	21,524	0.0
13,000	Kingboard Laminates Holdings Ltd.	11,189	0.0
52,000	Kunlun Energy Co. Ltd.	46,928	0.1
23,000 (1)	Nine Dragons Paper Holdings Ltd.	11,332	0.0
1,500	Orient Overseas International Ltd.	20,949	0.0
143,250	Sino Biopharmaceutical Ltd.	63,724	0.1
5,000	Vinda International Holdings Ltd.	14,579	0.0
65,000	Want Want China Holdings Ltd.	39,291	0.1
19,760	Yuexiu Property Co. Ltd.	16,113	0.0
		1,276,254	1.3
	Hungary: 0.3%
6,157	MOL Hungarian Oil & Gas PLC	50,156	0.1
3,286	OTP Bank Nyrt	149,685	0.2
1,638	Richter Gedeon Nyrt	41,314	0.0
		241,155	0.3
	India: 16.5%
734	ABB India Ltd.	41,222	0.0
2,347	Adani Enterprises Ltd.	80,257	0.1
4,227 (1)	Adani Green Energy Ltd.	81,127	0.1
7,109	Adani Ports & Special Economic Zone Ltd.	87,395	0.1
10,193 (1)	Adani Power Ltd.	64,327	0.1
8,055	Ambuja Cements Ltd.	50,374	0.1
2,061	APL Apollo Tubes Ltd.	38,039	0.0
1,350	Apollo Hospitals Enterprise Ltd.	92,481	0.1
16,521	Ashok Leyland Ltd.	36,019	0.0
5,196	Asian Paints Ltd.	212,343	0.2
1,396	Astral Ltd.	31,983	0.0
2,124 (2)	AU Small Finance Bank Ltd.	20,080	0.0
3,550	Aurobindo Pharma Ltd.	46,225	0.1
2,178 (1)(2)	Avenue Supermarts Ltd.	106,820	0.1
30,891	Axis Bank Ltd.	408,823	0.4
929	Bajaj Auto Ltd.	75,862	0.1
3,672	Bajaj Finance Ltd.	323,104	0.3
5,023	Bajaj Finserv Ltd.	101,685	0.1
339	Bajaj Holdings & Investment Ltd.	31,252	0.0
1,038	Balkrishna Industries Ltd.	32,025	0.0
9,569 (2)	Bandhan Bank Ltd.	27,730	0.0
13,608	Bank of Baroda	37,757	0.0
4,031	Berger Paints India Ltd.	29,290	0.0
50,099	Bharat Electronics Ltd.	110,832	0.1
3,481	Bharat Forge Ltd.	51,771	0.1
10,093	Bharat Petroleum Corp. Ltd.	54,660	0.1
30,034	Bharti Airtel Ltd.	372,334	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
1,451	Britannia Industries Ltd.	$93,059	0.1
8,421	CG Power & Industrial Solutions Ltd.	45,967	0.1
5,403	Cholamandalam Investment and Finance Co. Ltd.	81,723	0.1
7,051	Cipla Ltd./India	105,560	0.1
20,597	Coal India Ltd.	93,008	0.1
1,648	Colgate-Palmolive India Ltd.	50,078	0.1
3,706	Container Corp. Of India Ltd.	38,252	0.0
1,607	Cummins India Ltd.	37,906	0.0
7,366	Dabur India Ltd.	49,304	0.1
1,613	Divi’s Laboratories Ltd.	75,626	0.1
8,268	DLF Ltd.	72,104	0.1
1,452	Dr Reddy’s Laboratories Ltd.	101,201	0.1
1,859	Eicher Motors Ltd.	92,523	0.1
30,913	GAIL India Ltd.	60,184	0.1
5,394	Godrej Consumer Products Ltd.	73,298	0.1
1,672 (1)	Godrej Properties Ltd.	40,416	0.0
3,587	Grasim Industries Ltd.	91,964	0.1
3,517	Havells India Ltd.	57,786	0.1
12,789	HCL Technologies Ltd.	225,071	0.2
979 (2)	HDFC Asset Management Co. Ltd.	37,690	0.0
37,648	HDFC Bank Ltd.	770,881	0.8
12,873 (2)	HDFC Life Insurance Co. Ltd.	100,025	0.1
1,516	Hero MotoCorp Ltd.	75,357	0.1
16,443	Hindalco Industries Ltd.	121,284	0.1
2,291	Hindustan Aeronautics Ltd.	77,172	0.1
7,589 (1)	Hindustan Petroleum Corp. Ltd.	36,380	0.0
11,119	Hindustan Unilever Ltd.	355,778	0.4
69,740	ICICI Bank Ltd.	833,379	0.9
3,168 (2)	ICICI Lombard General Insurance Co. Ltd.	54,034	0.1
4,618 (2)	ICICI Prudential Life Insurance Co. Ltd.	29,654	0.0
46,339 (1)	IDFC First Bank Ltd.	49,450	0.1
11,312	Indian Hotels Co. Ltd.	59,558	0.1
37,521	Indian Oil Corp. Ltd.	58,519	0.1
3,202	Indian Railway Catering & Tourism Corp. Ltd.	34,129	0.0
4,185	Indraprastha Gas Ltd.	21,021	0.0
3,106	IndusInd Bank Ltd.	59,620	0.1
950	Info Edge India Ltd.	58,636	0.1
44,167	Infosys Ltd.	817,553	0.9
1,805 (1)(2)	InterGlobe Aviation Ltd.	64,305	0.1
40,721	ITC Ltd.	226,032	0.2
4,808	Jindal Steel & Power Ltd.	43,170	0.0
7,740	JSW Steel Ltd.	81,797	0.1
5,280	Jubilant Foodworks Ltd.	35,833	0.0
14,864	Kotak Mahindra Bank Ltd.	340,572	0.4
9,037	Larsen & Toubro Ltd.	382,698	0.4
1,192 (2)	LTIMindtree Ltd.	90,073	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
2,758	Lupin Ltd.	$43,824	0.0
2,969 (2)	Macrotech Developers Ltd.	36,474	0.0
12,703	Mahindra & Mahindra Ltd.	263,823	0.3
6,998	Marico Ltd.	46,111	0.1
1,850	Maruti Suzuki India Ltd.	228,901	0.2
10,431	Max Healthcare Institute Ltd.	86,023	0.1
1,027	Mphasis Ltd.	33,769	0.0
26	MRF Ltd.	40,473	0.0
1,493	Muthoot Finance Ltd.	26,472	0.0
443	Nestle India Ltd.	141,437	0.2
58,972	NTPC Ltd.	220,322	0.2
42,123	Oil & Natural Gas Corp. Ltd.	103,708	0.1
2,728 (1)	One 97 Communications Ltd.	20,807	0.0
82	Page Industries Ltd.	37,932	0.0
577	Persistent Systems Ltd.	51,180	0.1
10,191	Petronet LNG Ltd.	27,251	0.0
1,100	PI Industries Ltd.	46,460	0.1
1,907	Pidilite Industries Ltd.	62,187	0.1
502	Polycab India Ltd.	33,070	0.0
19,002	Power Finance Corp. Ltd.	87,309	0.1
63,111	Power Grid Corp. of India Ltd.	179,762	0.2
17,261	REC Ltd.	85,571	0.1
40,539	Reliance Industries Ltd.	1,258,247	1.3
40,477 (1)	Reliance Strategic Investments Ltd.	113,164	0.1
31,742	Samvardhana Motherson International Ltd.	38,864	0.0
3,617	SBI Cards & Payment Services Ltd.	33,004	0.0
5,960 (2)	SBI Life Insurance Co. Ltd.	102,570	0.1
123	Shree Cement Ltd.	42,337	0.0
3,691	Shriram Finance Ltd.	91,049	0.1
1,221	Siemens Ltd.	59,020	0.1
5,513 (2)	Sona Blw Precision Forgings Ltd.	42,668	0.0
2,042	SRF Ltd.	60,798	0.1
24,127	State Bank of India	185,987	0.2
12,788	Sun Pharmaceutical Industries Ltd.	193,455	0.2
810	Supreme Industries Ltd.	44,201	0.1
115,392 (1)	Suzlon Energy Ltd.	52,927	0.1
1,185	Tata Communications Ltd.	25,198	0.0
12,347	Tata Consultancy Services Ltd.	562,331	0.6
7,497	Tata Consumer Products Ltd.	97,864	0.1
458	Tata Elxsi Ltd.	48,151	0.1
22,508	Tata Motors Ltd.	210,869	0.2
3,356	Tata Motors Ltd. - DVR Shares	20,923	0.0
19,262	Tata Power Co. Ltd.	76,807	0.1
98,529	Tata Steel Ltd.	165,148	0.2
7,231	Tech Mahindra Ltd.	110,461	0.1
4,767	Titan Co. Ltd.	210,401	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
1,355	Torrent Pharmaceuticals Ltd.	$37,521	0.0
2,434	Trent Ltd.	89,309	0.1
1,411	Tube Investments of India Ltd.	60,027	0.1
3,217	TVS Motor Co. Ltd.	78,279	0.1
1,563	UltraTech Cement Ltd.	197,174	0.2
3,875	United Spirits Ltd.	52,011	0.1
5,551	UPL Ltd.	39,150	0.0
6,105	Varun Beverages Ltd.	90,692	0.1
9,823	Vedanta Ltd.	30,497	0.0
16,483	Wipro Ltd.	93,500	0.1
171,086 (1)	Yes Bank Ltd.	44,073	0.1
66,850 (1)	Zomato Ltd.	99,224	0.1
		15,706,214	16.5
	Indonesia: 1.9%
197,600	Adaro Energy Indonesia Tbk PT	30,519	0.0
82,600 (1)	Amman Mineral Internasional PT	35,149	0.1
114,900	Aneka Tambang Tbk	12,724	0.0
275,900	Astra International Tbk PT	101,178	0.1
723,600	Bank Central Asia Tbk PT	441,902	0.5
507,400	Bank Mandiri Persero Tbk PT	199,326	0.2
207,100	Bank Negara Indonesia Persero Tbk PT	72,265	0.1
892,238	Bank Rakyat Indonesia Persero Tbk PT	331,616	0.4
379,796	Barito Pacific Tbk PT	32,788	0.0
101,800	Charoen Pokphand Indonesia Tbk PT	33,224	0.1
11,332,400 (1)	GoTo Gojek Tokopedia Tbk PT	63,176	0.1
35,200	Indah Kiat Pulp & Paper Tbk PT	19,025	0.0
29,000	Indofood CBP Sukses Makmur Tbk PT	19,895	0.0
58,500	Indofood Sukses Makmur Tbk PT	24,508	0.0
294,100	Kalbe Farma Tbk PT	30,764	0.0
164,956 (1)	Merdeka Copper Gold Tbk PT	28,917	0.0
257,100	Sarana Menara Nusantara Tbk PT	16,512	0.0
45,087	Semen Indonesia Persero Tbk PT	18,738	0.0
228,800	Sumber Alfaria Trijaya Tbk PT	43,540	0.1
662,400	Telkom Indonesia Persero Tbk PT	169,936	0.2
103,000	Unilever Indonesia Tbk PT	23,614	0.0
20,700	United Tractors Tbk PT	30,416	0.0
		1,779,732	1.9
	Ireland: 1.2%
7,940 (1)	PDD Holdings, Inc., ADR	1,161,701	1.2
See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Kuwait: 0.8%
21,769 (1)	Agility Public Warehousing Co. KSC	$36,034	0.0
19,268	Boubyan Bank KSCP	37,618	0.1
28,274	Gulf Bank KSCP	25,848	0.0
108,565	Kuwait Finance House KSCP	256,394	0.3
8,368	Mabanee Co. KPSC	22,948	0.0
28,302	Mobile Telecommunications Co. KSCP	46,701	0.1
99,879	National Bank of Kuwait SAKP	290,571	0.3
		716,114	0.8
	Luxembourg: 0.0%
1,835	Reinet Investments SCA	46,768	0.0

	Malaysia: 1.3%
21,900	AMMB Holdings Bhd	19,102	0.0
36,300	Axiata Group Bhd	18,792	0.0
49,500	CELCOMDIGI BHD	43,905	0.1
87,300	CIMB Group Holdings Bhd	111,149	0.1
48,042	Dialog Group Bhd	21,641	0.0
24,500	Gamuda Bhd	24,473	0.0
28,400	Genting Bhd	28,545	0.0
38,800	Genting Malaysia Bhd	22,704	0.0
8,972	Hong Leong Bank Bhd	36,896	0.1
30,700	IHH Healthcare Bhd	40,296	0.1
34,200	Inari Amertron Bhd	22,376	0.0
34,100	IOI Corp. Bhd	29,163	0.0
6,300	Kuala Lumpur Kepong Bhd	29,899	0.1
73,800	Malayan Banking Bhd	142,748	0.2
8,500	Malaysia Airports Holdings Bhd	13,616	0.0
32,000	Maxis Bhd	26,812	0.0
18,500	MISC Bhd	29,340	0.0
23,300 (2)	MR DIY Group M Bhd	7,353	0.0
900	Nestle Malaysia Bhd	23,034	0.0
38,900	Petronas Chemicals Group Bhd	60,598	0.1
3,900	Petronas Dagangan Bhd	18,537	0.0
8,700	Petronas Gas Bhd	32,945	0.1
8,580	PPB Group Bhd	27,038	0.0
50,600	Press Metal Aluminium Holdings Bhd	52,942	0.1
196,100	Public Bank Bhd	183,017	0.2
13,100	QL Resources Bhd	16,279	0.0
19,476	RHB Bank Bhd	23,095	0.0
33,700	Sime Darby Bhd	17,232	0.0
27,800	Sime Darby Plantation Bhd	26,950	0.0
15,000	Telekom Malaysia Bhd	18,109	0.0
33,500	Tenaga Nasional Bhd	73,189	0.1
		1,241,775	1.3
	Mexico: 2.7%
40,792	Alfa SAB de CV - Class A	32,646	0.0
253,793 (1)	America Movil SAB de CV	235,245	0.2
6,574	Arca Continental SAB de CV	71,884	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico (continued)
10,422 (2)	Banco del Bajio SA	$34,898	0.0
205,427 (1)	Cemex SAB de CV	159,807	0.2
6,492	Coca-Cola Femsa SAB de CV	61,640	0.1
39,560	Fibra Uno Administracion SA de CV	71,055	0.1
26,430	Fomento Economico Mexicano SAB de CV	344,690	0.4
2,527	Gruma SAB de CV - Class B	46,244	0.1
3,400	Grupo Aeroportuario del Centro Norte SAB de CV	35,958	0.0
5,296	Grupo Aeroportuario del Pacifico SAB de CV - Class B	92,893	0.1
2,441	Grupo Aeroportuario del Sureste SAB de CV - Class B	71,729	0.1
17,729	Grupo Bimbo SAB de CV	89,642	0.1
7,659	Grupo Carso SAB de CV	85,345	0.1
34,308	Grupo Financiero Banorte SAB de CV - Class O	345,686	0.4
23,688 (1)	Grupo Financiero Inbursa SAB de CV - Class O	64,880	0.1
42,302	Grupo Mexico SAB de CV	235,114	0.2
2,593 (1)	Industrias Penoles SAB de CV	37,825	0.0
21,251	Kimberly-Clark de Mexico SAB de CV - Class A	47,618	0.1
16,838	Operadora De Sites Mexicanos SAB de CV - Class 1	23,609	0.0
14,182	Orbia Advance Corp. SAB de CV	31,394	0.0
8,000 (3)	Prologis Property Mexico SA de CV	37,925	0.0
2,770	Promotora y Operadora de Infraestructura SAB de CV	29,894	0.0
68,921	Wal-Mart de Mexico SAB de CV	289,752	0.3
		2,577,373	2.7
	Netherlands: 0.0%
6,550	NEPI Rockcastle NV	45,253	0.0

	Peru: 0.2%
2,871	Cia de Minas Buenaventura SAA, ADR	43,754	0.1
926	Credicorp Ltd.	138,835	0.1
		182,589	0.2
	Philippines: 0.6%
22,070	Aboitiz Equity Ventures, Inc.	17,771	0.0
3,115	Ayala Corp.	38,301	0.0
91,390	Ayala Land, Inc.	56,809	0.1
24,918	Bank of the Philippine Islands	46,683	0.1
32,039	BDO Unibank, Inc.	75,481	0.1
14,090	International Container Terminal Services, Inc.	62,803	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Philippines (continued)
37,579	JG Summit Holdings, Inc.	$25,890	0.0
5,870	Jollibee Foods Corp.	26,639	0.0
3,720	Manila Electric Co.	26,795	0.0
23,012	Metropolitan Bank & Trust Co.	21,315	0.0
1,085	PLDT, Inc.	25,056	0.0
3,482	SM Investments Corp.	54,808	0.1
128,500	SM Prime Holdings, Inc.	76,346	0.1
11,750	Universal Robina Corp.	25,059	0.0
		579,756	0.6
	Poland: 0.9%
6,416 (1)(2)(3)	Allegro.eu SA	54,306	0.1
2,494	Bank Polska Kasa Opieki SA	96,426	0.1
151	Budimex SA	24,026	0.0
873	CD Projekt SA	25,523	0.0
3,232 (1)	Cyfrowy Polsat SA	10,129	0.0
669 (1)(2)	Dino Polska SA	78,330	0.1
1,717	KGHM Polska Miedz SA	53,560	0.0
15	L.P. SA	61,719	0.1
180 (1)	mBank SA	24,475	0.0
11,681 (1)	PGE Polska Grupa Energetyczna SA	25,769	0.0
7,778	Polski Koncern Naftowy ORLEN SA	129,504	0.1
11,881 (1)	Powszechna Kasa Oszczednosci Bank Polski SA	152,004	0.2
8,172	Powszechny Zaklad Ubezpieczen SA	98,160	0.1
489	Santander Bank Polska SA	60,894	0.1
		894,825	0.9
	Qatar: 0.9%
27,094	Barwa Real Estate Co.	21,420	0.0
42,667	Commercial Bank PSQC	69,725	0.1
24,799	Dukhan Bank	27,208	0.0
19,117	Industries Qatar QSC	67,632	0.1
74,383	Masraf Al Rayan QSC	52,953	0.1
62,056	Mesaieed Petrochemical Holding Co.	30,167	0.0
10,813	Ooredoo QPSC	32,371	0.0
5,808	Qatar Electricity & Water Co. QSC	28,849	0.0
8,238	Qatar Fuel QSC	36,956	0.1
33,716	Qatar Gas Transport Co. Ltd.	32,028	0.0
13,444	Qatar International Islamic Bank QSC	38,918	0.1
21,914	Qatar Islamic Bank SAQ	125,790	0.1
61,868	Qatar National Bank QPSC	272,597	0.3
		836,614	0.9
	Russia: 0.0%
292,495 (4)	Alrosa PJSC	—	—
1,334,323 (1)(4)	Gazprom PJSC	—	—
4,339,761 (4)	Inter RAO UES PJSC	—	—
46,982 (4)	Lukoil PJSC	—	—
7,931 (4)	Magnit PJSC	—	—
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Russia (continued)
7,016 (4)	MMC Norilsk Nickel PJSC	$—	—
98,282 (4)	Mobile TeleSystems PJSC	—	—
170,929 (4)	Moscow Exchange MICEX-RTS PJSC	—	—
101,990 (4)	Novatek PJSC	—	—
166,658 (1)(4)	Novolipetsk Steel PJSC	—	—
5,981 (1)(4)	Ozon Holdings PLC, ADR	—	—
5,194 (4)	PhosAgro PJSC	—	—
100 (4)	PhosAgro PJSC NPV GDR	—	—
40,645 (1)(4)	Polymetal International PLC	—	—
3,794 (1)(4)	Polyus PJSC	—	—
126,916 (4)	Rosneft Oil Co. PJSC	—	—
1,201,542 (4)	Sberbank of Russia PJSC	—	—
23,691 (1)(4)	Severstal PAO	—	—
770,779 (4)	Surgutneftegas PJSC	—	—
160,492 (4)	Tatneft PJSC	—	—
344,289 (1)(4)	United Co. RUSAL International PJSC	—	—
13,851 (1)(4)	VK Co. Ltd., GDR	36,417	0.0
377,182,805 (1)(4)	VTB Bank PJSC	—	—
34,476 (1)(4)	Yandex NV - Class A	—	—
		36,417	0.0
	Saudi Arabia: 4.1%
1,152	ACWA Power Co.	78,953	0.1
1,704	Advanced Petrochemical Co.	17,914	0.0
25,956	Al Rajhi Bank	601,816	0.6
13,180	Alinma Bank	136,100	0.2
3,339	Almarai Co. JSC	50,041	0.1
9,013	Arab National Bank	60,928	0.1
319	Arabian Internet & Communications Services Co.	29,433	0.0
6,547	Bank AlBilad	78,385	0.1
5,369 (1)	Bank Al-Jazira	26,757	0.0
7,877	Banque Saudi Fransi	83,986	0.1
992	Bupa Arabia for Cooperative Insurance Co.	56,399	0.1
928	Co. for Cooperative Insurance	32,270	0.0
443	Dallah Healthcare Co.	20,272	0.0
7,107 (1)	Dar Al Arkan Real Estate Development Co.	26,362	0.0
1,168	Dr Sulaiman Al Habib Medical Services Group Co.	88,400	0.1
324	Elm Co.	70,384	0.1
5,133	Etihad Etisalat Co.	67,619	0.1
8,172	Jarir Marketing Co.	34,077	0.0
5,854	Mobile Telecommunications Co. Saudi Arabia	22,042	0.0
1,318	Mouwasat Medical Services Co.	39,273	0.1
503	Nahdi Medical Co.	18,366	0.0
4,395 (1)	National Industrialization Co.	14,410	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Saudi Arabia (continued)
821	Power & Water Utility Co. for Jubail & Yanbu	$13,717	0.0
5,493 (1)	Rabigh Refining & Petrochemical Co.	15,252	0.0
19,792	Riyad Bank	150,588	0.2
3,161	SABIC Agri-Nutrients Co.	116,428	0.1
4,990	Sahara International Petrochemical Co.	45,261	0.1
17,513 (1)	Saudi Arabian Mining Co.	205,723	0.2
34,376 (2)	Saudi Arabian Oil Co.	302,652	0.3
735	Saudi Aramco Base Oil Co.	27,716	0.0
13,547	Saudi Awwal Bank	135,747	0.2
12,055	Saudi Basic Industries Corp.	267,602	0.3
10,130	Saudi Electricity Co.	51,205	0.1
5,198	Saudi Industrial Investment Group	30,738	0.0
6,487	Saudi Investment Bank	27,492	0.0
10,355 (1)	Saudi Kayan Petrochemical Co.	29,973	0.0
38,857	Saudi National Bank	400,740	0.4
479 (1)	Saudi Research & Media Group	21,821	0.0
627	Saudi Tadawul Group Holding Co.	30,688	0.0
26,821	Saudi Telecom Co.	289,511	0.3
3,530	Savola Group	35,159	0.1
3,267	Yanbu National Petrochemical Co.	33,077	0.0
		3,885,277	4.1
	Singapore: 0.0%
2,700 (2)	BOC Aviation Ltd.	20,666	0.0

	South Africa: 2.8%
11,358	Absa Group Ltd.	101,366	0.1
863	Anglo American Platinum Ltd.	45,297	0.0
5,101	Aspen Pharmacare Holdings Ltd.	56,903	0.1
4,522	Bid Corp. Ltd.	105,470	0.1
4,106	Bidvest Group Ltd.	56,630	0.1
1,175	Capitec Bank Holdings Ltd.	131,101	0.1
2,815	Clicks Group Ltd.	50,123	0.1
7,208	Discovery Ltd.	56,616	0.1
3,292	Exxaro Resources Ltd.	36,959	0.0
67,350	FirstRand Ltd.	270,207	0.3
12,129	Gold Fields Ltd.	184,051	0.2
7,336	Harmony Gold Mining Co. Ltd.	47,782	0.0
11,431	Impala Platinum Holdings Ltd.	56,766	0.1
607	JOYY, Inc., ADR	24,098	0.0
833	Kumba Iron Ore Ltd.	27,921	0.0
22,831	MTN Group Ltd.	144,156	0.2
2,484	Naspers Ltd. - Class N	425,186	0.4
5,622	Nedbank Group Ltd.	66,365	0.1
4,684	Northam Platinum Holdings Ltd.	35,959	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Africa (continued)
61,875	Old Mutual Ltd.	$44,176	0.0
10,217	OUTsurance Group Ltd.	23,433	0.0
26,386 (2)	Pepkor Holdings Ltd.	28,315	0.0
7,228	Remgro Ltd.	64,202	0.1
22,716	Sanlam Ltd.	90,405	0.1
7,747	Sasol Ltd.	78,072	0.1
6,522	Shoprite Holdings Ltd.	98,066	0.1
37,873 (3)	Sibanye Stillwater Ltd.	50,777	0.1
18,134	Standard Bank Group Ltd.	206,297	0.2
7,280	Vodacom Group Ltd.	42,186	0.0
13,092	Woolworths Holdings Ltd./South Africa	51,674	0.1
		2,700,559	2.8
	South Korea: 12.1%
389	Amorepacific Corp.	43,638	0.1
1,445	Celltrion Healthcare Co. Ltd.	101,577	0.1
248 (1)	Celltrion Pharm, Inc.	17,680	0.0
1,478	Celltrion, Inc.	230,801	0.3
110	CJ CheilJedang Corp.	27,608	0.0
339 (1)	CosmoAM&T Co. Ltd.	38,441	0.0
754	Coway Co. Ltd.	33,349	0.0
606	DB Insurance Co. Ltd.	39,246	0.1
692	Doosan Bobcat, Inc.	26,956	0.0
6,132 (1)	Doosan Enerbility Co. Ltd.	75,339	0.1
666	Ecopro BM Co. Ltd.	147,706	0.2
268	Ecopro Co. Ltd.	133,538	0.1
225	F&F Co. Ltd.	15,531	0.0
558 (1)	GS Holdings Corp.	17,666	0.0
4,006	Hana Financial Group, Inc.	134,380	0.2
995	Hankook Tire & Technology Co. Ltd.	34,971	0.0
93 (1)	Hanmi Pharm Co. Ltd.	25,372	0.0
570	Hanmi Semiconductor Co. Ltd.	27,084	0.0
2,317	Hanon Systems	13,052	0.0
488	Hanwha Aerospace Co. Ltd.	47,078	0.1
756 (1)	Hanwha Ocean Co. Ltd.	14,671	0.0
1,373 (1)	Hanwha Solutions Corp.	41,731	0.1
591	HD Hyundai Co. Ltd.	28,968	0.0
307 (1)	HD Hyundai Heavy Industries Co. Ltd.	30,625	0.0
589 (1)	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	55,089	0.1
1,571 (1)	HLB, Inc.	61,549	0.1
3,283	HMM Co. Ltd.	49,807	0.1
436	Hotel Shilla Co. Ltd.	22,062	0.0
279 (1)	HYBE Co. Ltd.	50,379	0.1
1,071	Hyundai Engineering & Construction Co. Ltd.	28,910	0.0
260	Hyundai Glovis Co. Ltd.	38,525	0.0
315 (1)	Hyundai Mipo Dockyard Co. Ltd.	20,670	0.0
829	Hyundai Mobis Co. Ltd.	151,884	0.2
1,858	Hyundai Motor Co.	292,273	0.3
1,170	Hyundai Steel Co.	32,973	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
3,423	Industrial Bank of Korea	$31,463	0.0
367	JYP Entertainment Corp.	28,742	0.0
4,215	Kakao Corp.	176,818	0.2
2,201	KakaoBank Corp.	48,465	0.1
346 (1)	Kakaopay Corp.	13,155	0.0
1,171	Kangwon Land, Inc.	14,511	0.0
5,124	KB Financial Group, Inc.	213,782	0.2
3,435	Kia Corp.	265,640	0.3
1,025	Korea Aerospace Industries Ltd.	39,680	0.1
3,407 (1)	Korea Electric Power Corp.	49,909	0.1
518	Korea Investment Holdings Co. Ltd.	24,534	0.0
100	Korea Zinc Co. Ltd.	38,493	0.0
2,524	Korean Air Lines Co. Ltd.	46,631	0.1
389 (1)	Krafton, Inc.	58,271	0.1
909 (1)	KT Corp.	24,237	0.0
1,344	KT&G Corp.	90,543	0.1
422 (1)	Kum Yang Co. Ltd.	35,397	0.0
240	Kumho Petrochemical Co. Ltd.	24,646	0.0
337	L&F Co. Ltd.	52,897	0.1
669	LG Chem Ltd.	257,313	0.3
1,213	LG Corp.	80,609	0.1
3,209 (1)	LG Display Co. Ltd.	31,595	0.0
1,426 (1)	LG Electronics, Inc.	112,138	0.1
632 (1)	LG Energy Solution Ltd.	208,570	0.2
124	LG H&H Co. Ltd.	34,061	0.0
195	LG Innotek Co. Ltd.	36,118	0.0
2,831	LG Uplus Corp.	22,452	0.0
262	Lotte Chemical Corp.	31,042	0.0
1,380	Meritz Financial Group, Inc.	63,137	0.1
3,115	Mirae Asset Securities Co. Ltd.	18,395	0.0
1,734 (1)	NAVER Corp.	300,017	0.3
168	NCSoft Corp.	31,247	0.0
289 (1)(2)	Netmarble Corp.	12,968	0.0
1,694	NH Investment & Securities Co. Ltd.	13,549	0.0
323	Orion Corp./Republic of Korea	28,986	0.0
380 (1)	Pearl Abyss Corp.	11,376	0.0
697	Posco DX Co. Ltd.	39,851	0.1
424	POSCO Future M Co. Ltd.	117,099	0.1
948	POSCO Holdings, Inc.	364,497	0.4
715	Posco International Corp.	34,372	0.0
236 (1)(2)	Samsung Biologics Co. Ltd.	138,834	0.2
1,061	Samsung C&T Corp.	106,427	0.1
760	Samsung Electro-Mechanics Co. Ltd.	90,042	0.1
63,448	Samsung Electronics Co. Ltd.	3,851,093	4.0
2,150 (1)	Samsung Engineering Co. Ltd.	48,163	0.1
413	Samsung Fire & Marine Insurance Co. Ltd.	84,143	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
8,960 (1)	Samsung Heavy Industries Co. Ltd.	$53,709	0.1
1,046 (1)	Samsung Life Insurance Co. Ltd.	55,960	0.1
747 (1)	Samsung SDI Co. Ltd.	271,976	0.3
484	Samsung SDS Co. Ltd.	63,650	0.1
774 (1)	Samsung Securities Co. Ltd.	23,058	0.0
5,874	Shinhan Financial Group Co. Ltd.	182,115	0.2
419 (1)	SK Biopharmaceuticals Co. Ltd.	32,536	0.0
321 (1)	SK Bioscience Co. Ltd.	17,882	0.0
7,253	SK Hynix, Inc.	791,578	0.8
335 (1)(2)	SK IE Technology Co. Ltd.	20,383	0.0
808 (1)	SK Innovation Co. Ltd.	87,440	0.1
1,354 (1)	SK Square Co. Ltd.	55,027	0.1
363	SK Telecom Co. Ltd.	14,102	0.0
432	SK, Inc.	59,464	0.1
268	SKC Co. Ltd.	18,740	0.0
613	S-Oil Corp.	33,009	0.0
8,094	Woori Financial Group, Inc.	81,466	0.1
768	Yuhan Corp.	40,947	0.1
		11,500,079	12.1
	Taiwan: 15.6%
7,000	Accton Technology Corp.	118,978	0.1
40,462	Acer, Inc.	70,799	0.1
6,324	Advantech Co. Ltd.	76,529	0.1
1,603	Airtac International Group	52,672	0.1
1,000	Alchip Technologies Ltd.	106,258	0.1
41,243	ASE Technology Holding Co. Ltd.	180,737	0.2
33,356	Asia Cement Corp.	45,046	0.1
9,000	Asustek Computer, Inc.	143,237	0.2
90,400	AUO Corp.	53,383	0.1
7,000	Catcher Technology Co. Ltd.	44,201	0.0
121,545	Cathay Financial Holding Co. Ltd.	181,079	0.2
20,332	Chailease Holding Co. Ltd.	127,761	0.1
70,008	Chang Hwa Commercial Bank Ltd.	40,809	0.0
25,650	Cheng Shin Rubber Industry Co. Ltd.	37,484	0.0
40,000	China Airlines Ltd.	28,164	0.0
214,100 (1)	China Development Financial Holding Corp.	87,497	0.1
159,535	China Steel Corp.	140,295	0.2
51,000	Chunghwa Telecom Co. Ltd.	199,536	0.2
58,000	Compal Electronics, Inc.	75,128	0.1
239,170	CTBC Financial Holding Co. Ltd.	220,707	0.2
25,703	Delta Electronics, Inc.	262,130	0.3
11,000	E Ink Holdings, Inc.	70,433	0.1
178,792	E.Sun Financial Holding Co. Ltd.	150,208	0.2
2,386	Eclat Textile Co. Ltd.	43,604	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
1,000	eMemory Technology, Inc.	$79,514	0.1
36,000	Eva Airways Corp.	36,841	0.0
13,656	Evergreen Marine Corp. Taiwan Ltd.	63,751	0.1
42,685	Far Eastern New Century Corp.	43,373	0.0
22,000	Far EasTone Telecommunications Co. Ltd.	57,211	0.1
6,597	Feng TAY Enterprise Co. Ltd.	37,580	0.0
135,964	First Financial Holding Co. Ltd.	121,319	0.1
45,600	Formosa Chemicals & Fibre Corp.	92,517	0.1
15,000	Formosa Petrochemical Corp.	39,420	0.0
52,600	Formosa Plastics Corp.	135,680	0.1
104,598	Fubon Financial Holding Co. Ltd.	220,657	0.2
7,000	Gigabyte Technology Co. Ltd.	60,386	0.1
1,000	Global Unichip Corp.	56,524	0.1
3,000	Globalwafers Co. Ltd.	57,252	0.1
164,170	Hon Hai Precision Industry Co. Ltd.	558,545	0.6
4,080	Hotai Motor Co. Ltd.	94,132	0.1
121,320	Hua Nan Financial Holdings Co. Ltd.	88,289	0.1
119,163	Innolux Corp.	55,414	0.1
36,000	Inventec Corp.	61,648	0.1
1,000	Largan Precision Co. Ltd.	93,403	0.1
27,538	Lite-On Technology Corp.	104,567	0.1
19,820	MediaTek, Inc.	654,455	0.7
152,192	Mega Financial Holding Co. Ltd.	194,197	0.2
10,000	Micro-Star International Co. Ltd.	66,354	0.1
1,100	momo.com, Inc.	18,213	0.0
64,890	Nan Ya Plastics Corp.	140,516	0.2
3,000	Nan Ya Printed Circuit Board Corp.	24,532	0.0
17,000	Nanya Technology Corp.	43,144	0.0
2,000	Nien Made Enterprise Co. Ltd.	22,981	0.0
8,000	Novatek Microelectronics Corp.	134,554	0.1
28,000	Pegatron Corp.	79,560	0.1
3,000 (1)	PharmaEssentia Corp.	33,782	0.0
29,000	Pou Chen Corp.	29,182	0.0
42,000	Powerchip Semiconductor Manufacturing Corp.	40,241	0.0
8,000	President Chain Store Corp.	70,226	0.1
36,000	Quanta Computer, Inc.	262,095	0.3
6,760	Realtek Semiconductor Corp.	103,664	0.1
21,020	Ruentex Development Co. Ltd.	25,812	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
52,152	Shanghai Commercial & Savings Bank Ltd.	$79,476	0.1
178,529 (1)	Shin Kong Financial Holding Co. Ltd.	51,442	0.1
144,629	SinoPac Financial Holdings Co. Ltd.	92,776	0.1
17,800	Synnex Technology International Corp.	40,691	0.0
153,695	Taishin Financial Holding Co. Ltd.	90,569	0.1
86,112	Taiwan Business Bank	38,401	0.0
87,389	Taiwan Cement Corp.	99,194	0.1
126,629	Taiwan Cooperative Financial Holding Co. Ltd.	110,132	0.1
25,000	Taiwan High Speed Rail Corp.	24,992	0.0
23,000	Taiwan Mobile Co. Ltd.	73,876	0.1
327,000	Taiwan Semiconductor Manufacturing Co. Ltd.	6,269,097	6.6
19,000	Unimicron Technology Corp.	108,556	0.1
65,209	Uni-President Enterprises Corp.	158,206	0.2
152,000	United Microelectronics Corp.	258,982	0.3
12,000	Vanguard International Semiconductor Corp.	31,809	0.0
1,000	Voltronic Power Technology Corp.	55,613	0.1
39,374	Walsin Lihwa Corp.	49,487	0.1
8,645	Wan Hai Lines Ltd.	15,466	0.0
41,608	Winbond Electronics Corp.	41,183	0.0
35,000	Wistron Corp.	111,968	0.1
1,000	Wiwynn Corp.	59,211	0.1
22,280	WPG Holdings Ltd.	59,192	0.1
4,856	Yageo Corp.	94,291	0.1
24,000	Yang Ming Marine Transport Corp.	40,059	0.0
135,201	Yuanta Financial Holding Co. Ltd.	121,466	0.1
9,000	Zhen Ding Technology Holding Ltd.	31,906	0.0
		14,866,247	15.6
	Thailand: 1.8%
300	Advanced Info Service PCL	1,906	0.0
16,100	Advanced Info Service PCL - Foreign Shares	102,306	0.1
56,100	Airports of Thailand PCL	98,125	0.1
100,400	Asset World Corp. PCL	10,449	0.0
151,500	Bangkok Dusit Medical Services PCL - Foreign - Class F	123,034	0.1
103,500	Bangkok Expressway & Metro PCL	24,089	0.0
110,400	Banpu PCL	21,945	0.0
14,200	Berli Jucker PCL	10,388	0.0
106,500	BTS Group Holdings PCL	22,592	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
8,300	Bumrungrad Hospital PCL - Foreign	$53,930	0.1
900	Central Pattana PCL	1,843	0.0
27,600	Central Pattana PCL - Foreign Shares	56,508	0.1
24,800	Central Retail Corp. PCL	29,744	0.0
53,300	Charoen Pokphand Foods PCL - Foreign Shares	30,545	0.0
79,400	CP ALL PCL - Foreign	130,069	0.2
28,800	CP Axtra PCL	22,759	0.0
42,300 (3)	Delta Electronics Thailand PCL	108,733	0.1
24,100	Energy Absolute PCL	31,164	0.1
8,800	Global Power Synergy PCL - Class F	12,474	0.0
35,300	Gulf Energy Development PCL	45,944	0.1
84,051	Home Product Center PCL	28,776	0.0
22,700	Indorama Ventures PCL	18,098	0.0
14,300	Intouch Holdings PCL - Class F	29,927	0.0
8,200	Kasikornbank PCL	32,394	0.1
2,000	Krung Thai Bank PCL	1,077	0.0
44,500	Krung Thai Bank PCL - Foreign Shares	23,962	0.0
14,700	Krungthai Card PCL	18,700	0.0
115,900	Land & Houses PCL - Foreign	27,651	0.0
45,200	Minor International PCL	39,009	0.1
10,300	Muangthai Capital PCL	13,538	0.0
18,500	Osotspa PCL	11,897	0.0
18,000	PTT Exploration & Production PCL - Foreign Shares	78,408	0.1
300	PTT Global Chemical PCL	338	0.0
32,200	PTT Global Chemical PCL - Foreign Shares	36,238	0.1
40,500	PTT Oil & Retail Business PCL	22,628	0.0
135,100	PTT PCL - Foreign	141,237	0.2
48,900 (4)	Robinson PCL	—	—
11,600	SCB X PCL	35,988	0.1
17,500	SCG Packaging PCL	18,419	0.0
10,600	Siam Cement PCL - Foreign	94,924	0.1
16,700	Thai Oil PCL - Foreign	26,175	0.0
199,600	TMBThanachart Bank PCL	9,756	0.0
146,407	True Corp. PCL	21,627	0.0
		1,669,314	1.8
	Turkey: 0.6%
41,909	Akbank TAS	51,831	0.1
18,358	Aselsan Elektronik Sanayi Ve Ticaret AS	28,021	0.0
6,197	BIM Birlesik Magazalar AS	63,204	0.1
19,572 (1)	Eregli Demir ve Celik Fabrikalari TAS	27,208	0.0
935	Ford Otomotiv Sanayi AS	23,463	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey (continued)
13,602	Haci Omer Sabanci Holding AS	$27,845	0.0
15,122 (1)	Hektas Ticaret TAS	10,314	0.0
10,309	KOC Holding AS	49,499	0.1
13,920	Koza Altin Isletmeleri AS	9,225	0.0
609 (1)	Pegasus Hava Tasimaciligi AS	13,405	0.0
14,328 (1)	Sasa Polyester Sanayi AS	17,718	0.0
1,769	Tofas Turk Otomobil Fabrikasi AS	12,592	0.0
6,969 (1)	Turk Hava Yollari AO	53,994	0.1
16,466	Turkcell Iletisim Hizmetleri AS	31,346	0.0
46,811	Turkiye Is Bankasi AS - Class C, - Class C	36,987	0.1
12,310	Turkiye Petrol Rafinerileri AS	59,617	0.1
19,220	Turkiye Sise ve Cam Fabrikalari AS	29,831	0.0
45,469	Yapi ve Kredi Bankasi AS	30,054	0.0
		576,154	0.6
	United Arab Emirates: 1.3%
39,450	Abu Dhabi Commercial Bank PJSC	98,605	0.1
19,668	Abu Dhabi Islamic Bank PJSC	54,194	0.1
44,240	Abu Dhabi National Oil Co. for Distribution PJSC	44,568	0.0
52,309	Aldar Properties PJSC	76,197	0.1
33,986	Americana Restaurants International PLC	28,964	0.0
35,390	Dubai Islamic Bank PJSC	55,117	0.1
90,187	Emaar Properties PJSC	194,490	0.2
25,663	Emirates NBD Bank PJSC	120,882	0.1
46,987	Emirates Telecommunications Group Co. PJSC	251,263	0.3
59,902	First Abu Dhabi Bank PJSC	227,685	0.2
53,457 (1)	Multiply Group PJSC	46,232	0.1
		1,198,197	1.3
	United Kingdom: 0.1%
5,653	Anglogold Ashanti PLC	108,547	0.1
2,191 (1)	Pepco Group NV	14,504	0.0
		123,051	0.1
	United States: 0.3%
9,300 (1)	BeiGene Ltd.	129,675	0.1
986 (1)	Legend Biotech Corp., ADR	59,328	0.1
1,000	Parade Technologies Ltd.	38,980	0.0
1,116	Southern Copper Corp.	96,054	0.1
		324,037	0.3
	Total Common Stock (Cost $114,706,631)	91,546,300	96.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	India: 0.0%
INR320,334	Britannia Industries Ltd. N3, 5.500%, 06/03/2024	$1,139	0.0
	Total Corporate Bonds/Notes (Cost $4,402)	1,139	0.0
Shares
PREFERRED STOCK: 2.4%
	Brazil: 1.6%
73,045	Banco Bradesco SA - Preference Shares	256,987	0.3
3,251	Centrais Eletricas Brasileiras SA	31,442	0.0
18,644	Cia Energetica de Minas Gerais	44,061	0.0
5,800	Cia Paranaense de Energia	12,370	0.0
15,322	Gerdau SA	74,944	0.1
65,742	Itau Unibanco Holding SA	459,745	0.5
72,390	Itausa SA	154,538	0.2
62,701	Petroleo Brasileiro SA	480,687	0.5
		1,514,774	1.6
	Chile: 0.1%
1,929	Sociedad Quimica y Minera de Chile SA	115,279	0.1

	Colombia: 0.1%
5,949	Bancolombia SA	45,930	0.1

	Russia: —%
773,978 (4)	Surgutneftegas PJSC	—	—

	South Korea: 0.6%
264	Hyundai Motor Co.	23,220	0.0
509	Hyundai Motor Co. - Second Preference Shares	45,068	0.0
103	LG Chem Ltd.	24,719	0.0
10,840	Samsung Electronics Co. Ltd.	522,342	0.6
		615,349	0.6
	Total Preferred Stock (Cost $2,284,117)	2,291,332	2.4

RIGHTS: 0.0%
	Brazil: 0.0%
44 (1)	Localiza Rent a Car SA	181	0.0

	Taiwan: 0.0%
3,169	Mega Financial Holding Co. Ltd.	643	0.0
	Total Rights (Cost $–)	824	0.0
	Total Long-Term Investments (Cost $116,995,150)	93,839,595	98.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Repurchase Agreements: 0.8%
723,475 (5)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $723,899, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $737,945, due 07/01/37-01/01/54) (Cost $723,475)	$723,475	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
3,524,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $3,524,000)	$3,524,000	3.7
	Total Short-Term Investments (Cost $4,247,475)	4,247,475	4.5
	Total Investments in Securities (Cost $121,242,625)	$98,087,070	102.9
	Liabilities in Excess of Other Assets	(2,775,150)	(2.9)
	Net Assets	$95,311,920	100.0

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)	Security, or a portion of the security, is on loan.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)	Rate shown is the 7-day yield as of December 31, 2023.

Currency Abbreviations:

INR	Indian Rupee

See Accompanying Notes to Financial Statements

Voya Emerging Markets	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Sector Diversification	Percentage of Net Assets
Financials	22.1%
Information Technology	21.7
Consumer Discretionary	12.6
Communication Services	8.8
Materials	7.8
Industrials	6.5
Consumer Staples	5.9
Energy	5.0
Health Care	3.8
Utilities	2.6
Real Estate	1.6
Foreign Stock	0.0
Consumer, Non-cyclical	0.0
Consumer, Cyclical	0.0
Short-Term Investments	4.5
Liabilities in Excess of Other Assets	(2.9)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Brazil	$3,937,251	$—	$—	$3,937,251
Chile	359,917	—	—	359,917
China	1,356,837	20,959,490	—	22,316,327
Colombia	49,975	—	—	49,975
Czechia	90,219	51,458	—	141,677
Egypt	23,394	81,271	—	104,665
Greece	169,063	281,304	—	450,367
Hong Kong	39,291	1,236,963	—	1,276,254
Hungary	91,470	149,685	—	241,155
India	179,640	15,526,574	—	15,706,214
Indonesia	100,378	1,679,354	—	1,779,732
Ireland	1,161,701	—	—	1,161,701
Kuwait	—	716,114	—	716,114
Luxembourg	46,768	—	—	46,768
Malaysia	176,471	1,065,304	—	1,241,775
Mexico	2,577,373	—	—	2,577,373
Netherlands	45,253	—	—	45,253
Peru	182,589	—	—	182,589
Philippines	102,236	477,520	—	579,756
Poland	61,719	833,106	—	894,825
Qatar	349,924	486,690	—	836,614
Russia	—	—	36,417	36,417
Saudi Arabia	344,730	3,540,547	—	3,885,277
Singapore	—	20,666	—	20,666
South Africa	1,098,373	1,602,186	—	2,700,559
South Korea	—	11,500,079	—	11,500,079
Taiwan	—	14,866,247	—	14,866,247
Thailand	—	1,669,314	—	1,669,314
Turkey	120,087	456,067	—	576,154
United Arab Emirates	957,475	240,722	—	1,198,197
United Kingdom	—	123,051	—	123,051
United States	155,382	168,655	—	324,037
Total Common Stock	13,777,516	77,732,367	36,417	91,546,300
Corporate Bonds/Notes	—	1,139	—	1,139
Preferred Stock	1,675,983	615,349	—	2,291,332
Rights	181	643	—	824
Short-Term Investments	3,524,000	723,475	—	4,247,475
Total Investments, at fair value	$18,977,680	$79,072,973	$36,417	$98,087,070
Other Financial Instruments+
Futures	79,399	—	—	79,399
Total Assets	$19,057,079	$79,072,973	$36,417	$98,166,469

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Appreciation
Long Contracts:
MSCI Emerging Markets Index	35	03/15/24	$1,808,975	$79,399
			$1,808,975	$79,399

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$79,399
Total Asset Derivatives		$79,399

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
	foreign
	currency
Derivatives not accounted for as hedging instruments	contracts	Futures	Total
Equity contracts	$—	$234,531	$234,531
Foreign exchange contracts	128,276	—	128,276
Total	$128,276	$234,531	$362,807

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$263,931
Total	$263,931

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $125,894,540.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,308,396
Gross Unrealized Depreciation	(38,921,988)
Net Unrealized Depreciation	$(27,613,592)

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Australia: 6.5%
16,527	Ampol Ltd.	$407,310	0.0
209,241	ANZ Group Holdings Ltd.	3,696,873	0.3
89,325	APA Group	519,831	0.0
40,806	Aristocrat Leisure Ltd.	1,133,734	0.1
13,426	ASX Ltd.	576,821	0.1
127,655	Aurizon Holdings Ltd.	330,490	0.0
68,206	BHP Group Ltd. - Class DI	2,330,230	0.2
31,594	BlueScope Steel Ltd.	503,686	0.0
96,751	Brambles Ltd.	896,774	0.1
24,931	CAR Group Ltd.	528,320	0.1
4,553	Cochlear Ltd.	926,288	0.1
93,185	Coles Group Ltd.	1,023,642	0.1
116,702	Commonwealth Bank of Australia	8,894,675	0.8
37,831	Computershare Ltd.	630,089	0.1
33,633	CSL Ltd.	6,556,720	0.6
74,592	Dexus	389,829	0.0
10,631	EBOS Group Ltd.	238,424	0.0
99,365	Endeavour Group Ltd./Australia	352,875	0.0
117,904	Fortescue Metals Group Ltd.	2,324,752	0.2
119,006	Goodman Group	2,048,908	0.2
132,848	GPT Group	419,263	0.0
18,410	IDP Education Ltd.	251,134	0.0
47,266 (1)	IGO Ltd.	291,306	0.0
169,255	Insurance Australia Group Ltd.	654,233	0.1
154,360	Lottery Corp. Ltd.	509,325	0.0
25,563	Macquarie Group Ltd.	3,200,020	0.3
190,994	Medibank Pvt Ltd.	463,689	0.0
12,231	Mineral Resources Ltd.	582,606	0.1
273,650	Mirvac Group	389,302	0.0
217,851	National Australia Bank Ltd.	4,553,277	0.4
79,768	Northern Star Resources Ltd.	740,096	0.1
31,589	Orica Ltd.	343,380	0.0
119,945	Origin Energy Ltd.	692,166	0.1
199,055 (1)	Pilbara Minerals Ltd.	534,288	0.1
58,601 (2)	Qantas Airways Ltd.	214,656	0.0
104,013	QBE Insurance Group Ltd.	1,053,921	0.1
12,715	Ramsay Health Care Ltd.	456,115	0.0
3,665 (1)	REA Group Ltd.	451,929	0.0
15,687 (1)	Reece Ltd.	239,274	0.0
25,846	Rio Tinto Ltd.	2,393,282	0.2
226,124	Santos Ltd.	1,175,732	0.1
361,377	Scentre Group	735,911	0.1
24,704	SEEK Ltd.	449,440	0.0
31,378	Sonic Healthcare Ltd.	685,632	0.1
315,230	South32 Ltd. - Class DI	712,937	0.1
165,553	Stockland	502,061	0.0
88,441	Suncorp Group Ltd.	837,480	0.1
281,565	Telstra Group Ltd.	760,867	0.1
214,986	Transurban Group	2,008,910	0.2
55,577	Treasury Wine Estates Ltd.	408,908	0.0
268,350	Vicinity Ltd.	372,768	0.0
16,272	Washington H Soul Pattinson & Co. Ltd.	363,512	0.0
78,990	Wesfarmers Ltd.	3,071,834	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
244,317	Westpac Banking Corp.	$3,811,950	0.3
11,603	WiseTech Global Ltd.	594,706	0.1
80,753	Woodside Energy Group Ltd. (WDS)	1,705,230	0.2
51,446	Woodside Energy Group Ltd. (WDSL)	1,089,332	0.1
85,052	Woolworths Group Ltd.	2,157,764	0.2
		74,188,507	6.5
	Austria: 0.2%
23,940	Erste Group Bank AG	969,686	0.1
10,214	OMV AG	448,115	0.1
4,722	Verbund AG	437,594	0.0
8,049	voestalpine AG	253,429	0.0
		2,108,824	0.2
	Belgium: 0.8%
11,081	Ageas SA	481,696	0.0
60,476	Anheuser-Busch InBev SA	3,903,603	0.4
1,490	D’ieteren Group	291,462	0.0
2,040	Elia Group SA	255,356	0.0
6,128	Groupe Bruxelles Lambert NV	482,597	0.1
17,427	KBC Group NV	1,130,998	0.1
29 (1)	Lotus Bakeries NV	263,479	0.0
1,069 (1)	Sofina SA	266,529	0.0
5,160 (2)	Syensqo SA	536,940	0.1
8,803	UCB SA	767,370	0.1
14,525	Umicore SA	399,538	0.0
12,223 (1)	Warehouses De Pauw CVA	384,757	0.0
		9,164,325	0.8
	Chile: 0.0%
27,348	Antofagasta PLC	584,754	0.0

	Denmark: 3.3%
210	AP Moller - Maersk A/S - Class A	373,021	0.0
338	AP Moller - Maersk A/S - Class B	608,408	0.0
6,856	Carlsberg AS - Class B	860,319	0.1
7,344	Chr Hansen Holding A/S	615,921	0.1
9,513 (1)	Coloplast A/S - Class B	1,087,014	0.1
48,023	Danske Bank A/S	1,283,717	0.1
6,989 (2)	Demant A/S	306,539	0.0
12,961 (1)	DSV A/S	2,277,336	0.2
4,600 (2)	Genmab A/S	1,466,724	0.1
227,210 (1)	Novo Nordisk A/S - Class B	23,546,042	2.1
14,240 (1)	Novozymes A/S - Class B	782,821	0.1
13,171 (1)(3)	Orsted AS	730,155	0.1
5,887	Pandora A/S	813,908	0.1
650	Rockwool A/S - Class B	190,172	0.0
24,215	Tryg A/S	526,972	0.0
70,311 (2)	Vestas Wind Systems A/S	2,224,761	0.2
		37,693,830	3.3
	Finland: 1.1%
9,864	Elisa Oyj	455,937	0.0
31,113 (1)	Fortum Oyj	449,400	0.0
18,942	Kesko Oyj - Class B	375,500	0.0
23,665	Kone Oyj - Class B	1,183,748	0.1
45,992	Metso Oyj	466,905	0.1
29,456	Neste Oyj	1,047,153	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Finland (continued)
376,474	Nokia Oyj	$1,282,243	0.1
223,411	Nordea Bank Abp	2,773,513	0.3
7,467	Orion Oyj - Class B	323,555	0.0
31,431	Sampo Oyj - Class A	1,377,062	0.1
40,346 (1)	Stora Enso Oyj - Class R	559,015	0.1
37,161	UPM-Kymmene Oyj	1,401,736	0.1
32,829	Wartsila Oyj Abp	477,116	0.1
		12,172,883	1.1
	France: 11.8%
13,832	Accor SA	529,434	0.1
2,412	Aeroports de Paris	312,969	0.0
36,465	Air Liquide SA	7,099,554	0.6
41,273 (1)	Airbus SE	6,376,186	0.6
20,067 (1)	Alstom SA	270,608	0.0
4,241 (1)(3)	Amundi SA	289,276	0.0
4,163	Arkema SA	474,239	0.0
125,603	AXA SA	4,101,740	0.4
2,873 (1)	BioMerieux	319,648	0.0
73,138	BNP Paribas SA	5,079,109	0.5
51,167	Bollore SE	320,193	0.0
13,223 (1)	Bouygues SA	498,893	0.0
20,454	Bureau Veritas SA	517,480	0.1
10,877	Capgemini SE	2,273,197	0.2
40,103	Carrefour SA	734,471	0.1
31,733	Cie de Saint-Gobain	2,340,218	0.2
47,234	Cie Generale des Etablissements Michelin SCA	1,696,951	0.2
3,502	Covivio SA/France	188,440	0.0
74,391	Credit Agricole SA	1,057,589	0.1
44,830	Danone SA	2,908,500	0.3
1,431	Dassault Aviation SA	283,524	0.0
46,525	Dassault Systemes SE	2,277,269	0.2
17,377	Edenred	1,039,920	0.1
5,097	Eiffage SA	547,165	0.1
127,166	Engie SA	2,240,190	0.2
20,528	EssilorLuxottica SA	4,121,988	0.4
3,081	Eurazeo SE	244,983	0.0
3,188	Gecina SA	388,104	0.0
24,793	Getlink SE	454,080	0.0
2,205	Hermes International	4,686,752	0.4
2,616	Ipsen SA	312,060	0.0
5,183	Kering SA	2,295,539	0.2
14,921	Klepierre SA	407,352	0.0
7,285 (3)	La Francaise des Jeux SAEM	264,626	0.0
18,504	Legrand SA	1,926,934	0.2
16,793	L’Oreal SA	8,371,306	0.7
19,225	LVMH Moet Hennessy Louis Vuitton SE	15,620,994	1.4
129,643	Orange SA	1,477,622	0.1
14,239	Pernod Ricard SA	2,516,337	0.2
15,936	Publicis Groupe SA	1,480,640	0.1
1,605	Remy Cointreau SA	204,725	0.0
13,331	Renault SA	545,236	0.1
23,798	Safran SA	4,195,826	0.4
79,252	Sanofi	7,875,474	0.7
1,918	Sartorius Stedim Biotech	508,619	0.0
37,889	Schneider Electric SE	7,627,273	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
1,761 (1)	SEB SA	$220,522	0.0
51,430	Societe Generale SA	1,368,309	0.1
6,160	Sodexo SA	678,143	0.1
47,586	STMicroelectronics NV	2,386,861	0.2
4,145	Teleperformance	606,857	0.1
7,318	Thales SA	1,083,594	0.1
159,554	TotalEnergies SE	10,849,494	1.0
8,196 (1)(2)	Unibail-Rodamco-Westfield	606,203	0.1
47,318	Veolia Environnement SA	1,495,561	0.1
35,347	Vinci SA	4,448,243	0.4
46,961	Vivendi SE	502,716	0.0
16,661 (2)(3)	Worldline SA/France	289,734	0.0
		133,839,470	11.8
	Germany: 8.0%
11,279	adidas AG	2,291,965	0.2
28,080	Allianz SE	7,504,120	0.7
62,141	BASF SE	3,346,104	0.3
68,401	Bayer AG	2,537,940	0.2
22,202	Bayerische Motoren Werke AG	2,470,448	0.2
5,680	Bechtle AG	284,497	0.0
7,018	Beiersdorf AG	1,050,977	0.1
9,681	Brenntag SE	889,755	0.1
2,791	Carl Zeiss Meditec AG - Class BR	303,812	0.0
73,825	Commerzbank AG	877,467	0.1
7,659	Continental AG	650,488	0.1
13,467 (2)(3)	Covestro AG	784,746	0.1
37,243 (2)	Daimler Truck Holding AG	1,398,995	0.1
12,249 (2)(3)	Delivery Hero SE	337,128	0.0
134,948	Deutsche Bank AG	1,842,184	0.2
13,229	Deutsche Boerse AG	2,724,306	0.2
41,454 (2)	Deutsche Lufthansa AG	368,536	0.0
69,015	Deutsche Post AG, Reg	3,415,964	0.3
225,666	Deutsche Telekom AG, Reg	5,425,745	0.5
156,315	E.ON SE	2,100,098	0.2
16,222	Evonik Industries AG	331,398	0.0
14,300	Fresenius Medical Care AG & Co. KGaA	597,857	0.1
29,411	Fresenius SE & Co. KGaA	911,608	0.1
11,399	GEA Group AG	473,903	0.1
4,198	Hannover Rueck SE	1,003,756	0.1
9,722	Heidelberg Materials AG	869,030	0.1
10,761 (2)	HelloFresh SE	169,663	0.0
7,207	Henkel AG & Co. KGaA	517,091	0.1
90,924	Infineon Technologies AG	3,797,216	0.3
5,031	Knorr-Bremse AG	324,929	0.0
5,140 (2)	LEG Immobilien SE	449,798	0.0
55,865	Mercedes-Benz Group AG	3,854,557	0.3
8,998	Merck KGaA	1,432,609	0.1
3,747	MTU Aero Engines AG	807,273	0.1
9,502	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,941,552	0.4
4,005	Nemetschek SE	345,770	0.0
7,322	Puma SE	407,319	0.0
355	Rational AG	273,937	0.0
3,033	Rheinmetall AG	961,872	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
44,021	RWE AG	$2,003,519	0.2
72,704	SAP SE	11,190,693	1.0
5,201 (1)(3)	Scout24 SE	367,769	0.0
52,915	Siemens AG, Reg	9,927,326	0.9
36,032 (2)	Siemens Energy AG	476,207	0.1
19,634 (3)	Siemens Healthineers AG	1,139,921	0.1
9,245	Symrise AG	1,015,983	0.1
4,495	Talanx AG	321,236	0.0
2,046	Volkswagen AG	267,729	0.0
51,047	Vonovia SE	1,603,981	0.1
1,291 (1)	Wacker Chemie AG	162,769	0.0
15,540 (2)(3)	Zalando SE	367,901	0.0
		90,921,447	8.0
	Hong Kong: 2.3%
799,299	AIA Group Ltd.	6,956,205	0.6
257,417	BOC Hong Kong Holdings Ltd.	699,280	0.1
119,400 (3)	Budweiser Brewing Co. APAC Ltd.	223,839	0.0
137,199	CK Asset Holdings Ltd.	688,615	0.1
186,699	CK Hutchison Holdings Ltd.	1,003,060	0.1
43,902	CK Infrastructure Holdings Ltd.	242,962	0.0
114,365	CLP Holdings Ltd.	944,897	0.1
151,800 (1)(3)	ESR Group Ltd.	209,933	0.0
3,831 (2)	Futu Holdings Ltd., ADR	209,288	0.0
152,159	Galaxy Entertainment Group Ltd.	852,222	0.1
126,823	Hang Lung Properties Ltd.	176,323	0.0
53,236	Hang Seng Bank Ltd.	621,554	0.1
101,059	Henderson Land Development Co. Ltd.	311,205	0.0
262,867	HKT Trust & HKT Ltd. - Stapled Security	313,844	0.0
779,181 (1)	Hong Kong & China Gas Co. Ltd.	597,463	0.1
83,888	Hong Kong Exchanges & Clearing Ltd.	2,877,380	0.3
76,833	Hongkong Land Holdings Ltd.	267,230	0.0
700	Jardine Matheson Holdings Ltd.	29,750	0.0
10,404	Jardine Matheson Holdings Ltd. (SGX:J36)	428,258	0.1
178,332	Link REIT	1,001,344	0.1
107,644	MTR Corp. Ltd.	417,804	0.0
104,273 (1)	New World Development Co. Ltd.	161,677	0.0
96,345	Power Assets Holdings Ltd.	558,580	0.1
191,691	Prudential PLC	2,162,788	0.2
254,626	Sino Land Co. Ltd.	276,901	0.0
95,000	SITC International Holdings Co. Ltd.	163,973	0.0
100,971	Sun Hung Kai Properties Ltd.	1,092,645	0.1
30,120	Swire Pacific Ltd. - Class A	255,106	0.0
82,825	Swire Properties Ltd.	167,659	0.0
96,000	Techtronic Industries Co. Ltd.	1,143,849	0.1
Shares	RA	Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
578,500 (3)	WH Group Ltd.	$373,595	0.0
74,000	Wharf Holdings Ltd.	238,387	0.0
116,361	Wharf Real Estate Investment Co. Ltd.	393,356	0.0
117,000	Xinyi Glass Holdings Ltd.	131,412	0.0
		26,192,384	2.3
	Ireland: 1.3%
13,940 (2)	AerCap Holdings NV	1,036,021	0.1
108,941	AIB Group PLC	466,567	0.0
73,568	Bank of Ireland Group PLC	667,882	0.1
39,030	CRH PLC	2,699,315	0.2
10,231	CRH PLC	704,089	0.1
6,850	DCC PLC	504,029	0.0
64,040	Experian PLC	2,612,531	0.2
12,301 (2)	Flutter Entertainment PLC - Class DI	2,171,018	0.2
30,643 (1)(2)	James Hardie Industries PLC	1,181,468	0.1
11,099 (1)	Kerry Group PLC - Class A	963,384	0.1
10,771	Kingspan Group PLC	930,885	0.1
18,127	Smurfit Kappa Group PLC	718,562	0.1
		14,655,751	1.3
	Israel: 0.7%
3,001	Azrieli Group Ltd.	194,107	0.0
88,451	Bank Hapoalim BM	794,606	0.1
106,446	Bank Leumi Le-Israel BM	856,659	0.1
6,516 (2)	Check Point Software Technologies Ltd.	995,580	0.1
2,908 (2)	CyberArk Software Ltd.	636,997	0.1
1,856	Elbit Systems Ltd.	393,640	0.0
6,265 (2)	Global-e Online Ltd.	248,282	0.0
53,651	ICL Group Ltd.	269,739	0.0
85,788	Israel Discount Bank Ltd. - Class A	429,534	0.0
10,710	Mizrahi Tefahot Bank Ltd.	414,605	0.0
1,849 (2)	Monday.com Ltd.	347,261	0.0
4,409 (2)	Nice Ltd.	876,856	0.1
78,040 (2)	Teva Pharmaceutical Industries Ltd., ADR	814,738	0.1
3,781 (2)	Wix.com Ltd.	465,139	0.1
		7,737,743	0.7
	Italy: 2.3%
8,635 (1)	Amplifon SpA	299,207	0.0
70,567	Assicurazioni Generali SpA	1,490,903	0.1
84,395	Banco BPM SpA	447,204	0.0
36,251 (1)	Davide Campari-Milano NV	409,372	0.0
1,552	DiaSorin SpA	159,955	0.0
566,279	Enel SpA	4,213,002	0.4
164,533	Eni SpA	2,790,704	0.3
25,448	Ermenegildo Zegna NV	294,433	0.0
8,776	Ferrari NV	2,962,831	0.3
42,348	FinecoBank Banca Fineco SpA	637,089	0.1
23,307 (1)(3)	Infrastrutture Wireless Italiane SpA	295,087	0.0
1,081,990	Intesa Sanpaolo SpA	3,166,323	0.3
28,177	Leonardo SpA	465,571	0.0
38,283	Mediobanca Banca di Credito Finanziario SpA	474,393	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
14,341	Moncler SpA	$882,964	0.1
40,956 (2)(3)	Nexi SpA	335,552	0.0
36,232 (1)(3)	Poste Italiane SpA	411,839	0.0
18,284	Prysmian SpA	833,476	0.1
7,252	Recordati Industria Chimica e Farmaceutica SpA	391,047	0.0
140,399	Snam SpA	722,340	0.1
704,659 (1)(2)	Telecom Italia SpA/Milano	228,860	0.0
97,961	Terna - Rete Elettrica Nazionale	817,253	0.1
111,830	UniCredit SpA	3,045,090	0.3
		25,774,495	2.3
	Japan: 22.1%
53,300	Advantest Corp.	1,795,973	0.2
45,580	Aeon Co. Ltd.	1,017,094	0.1
13,421 (1)	AGC, Inc.	497,441	0.1
10,211	Aisin Corp.	355,968	0.0
30,828	Ajinomoto Co., Inc.	1,186,688	0.1
11,089 (2)	ANA Holdings, Inc.	240,249	0.0
33,558 (1)	Asahi Group Holdings Ltd.	1,249,579	0.1
15,100	Asahi Intecc Co. Ltd.	306,211	0.0
87,053	Asahi Kasei Corp.	642,481	0.1
126,020	Astellas Pharma, Inc.	1,498,790	0.1
8,000	Azbil Corp.	263,857	0.0
41,779	Bandai Namco Holdings, Inc.	835,507	0.1
9,200	BayCurrent Consulting, Inc.	322,055	0.0
39,743	Bridgestone Corp.	1,641,441	0.2
16,086	Brother Industries Ltd.	256,170	0.0
69,693 (1)	Canon, Inc.	1,787,885	0.2
12,000	Capcom Co. Ltd.	387,249	0.0
50,240	Central Japan Railway Co.	1,275,105	0.1
36,766	Chiba Bank Ltd.	264,885	0.0
44,842	Chubu Electric Power Co., Inc.	578,971	0.1
46,718	Chugai Pharmaceutical Co. Ltd.	1,764,929	0.2
73,509	Concordia Financial Group Ltd.	335,067	0.0
14,274	Dai Nippon Printing Co. Ltd.	421,526	0.0
21,100 (1)	Daifuku Co. Ltd.	425,460	0.0
65,483	Dai-ichi Life Holdings, Inc.	1,389,086	0.1
128,779	Daiichi Sankyo Co. Ltd.	3,525,547	0.3
18,398	Daikin Industries Ltd.	2,984,523	0.3
4,381	Daito Trust Construction Co. Ltd.	507,085	0.1
41,354	Daiwa House Industry Co. Ltd.	1,250,148	0.1
162	Daiwa House REIT Investment Corp.	288,878	0.0
92,921	Daiwa Securities Group, Inc.	623,703	0.1
131,668	Denso Corp.	1,976,645	0.2
14,103 (1)	Dentsu Group, Inc.	361,085	0.0
6,500	Disco Corp.	1,605,284	0.1
21,033	East Japan Railway Co.	1,210,717	0.1
17,579	Eisai Co. Ltd.	875,279	0.1
200,564	ENEOS Holdings, Inc.	795,484	0.1
66,365	FANUC Corp.	1,947,755	0.2
Shares	RA	Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
12,226	Fast Retailing Co. Ltd.	$3,023,232	0.3
8,823	Fuji Electric Co. Ltd.	378,171	0.0
25,960	FUJIFILM Holdings Corp.	1,555,777	0.1
12,313	Fujitsu Ltd.	1,853,029	0.2
324	GLP J-Reit	322,522	0.0
9,742	Hamamatsu Photonics KK	399,692	0.0
15,957	Hankyu Hanshin Holdings, Inc.	507,111	0.1
1,400	Hikari Tsushin, Inc.	231,377	0.0
2,164	Hirose Electric Co. Ltd.	244,399	0.0
7,410	Hitachi Construction Machinery Co. Ltd.	195,059	0.0
64,591	Hitachi Ltd.	4,646,013	0.4
321,626	Honda Motor Co. Ltd.	3,317,642	0.3
7,500	Hoshizaki Corp.	273,978	0.0
24,637	Hoya Corp.	3,068,273	0.3
26,664 (1)	Hulic Co. Ltd.	278,535	0.0
7,800	Ibiden Co. Ltd.	430,293	0.0
67,275	Idemitsu Kosan Co. Ltd.	365,334	0.0
11,191	Iida Group Holdings Co. Ltd.	167,153	0.0
67,616 (1)	Inpex Corp.	904,820	0.1
40,468	Isuzu Motors Ltd.	518,787	0.1
82,716 (1)	ITOCHU Corp.	3,369,837	0.3
9,978	Japan Airlines Co. Ltd.	196,019	0.0
34,914	Japan Exchange Group, Inc.	736,877	0.1
485	Japan Metropolitan Fund Invest	350,074	0.0
100,700	Japan Post Bank Co. Ltd.	1,024,817	0.1
144,600	Japan Post Holdings Co. Ltd.	1,290,912	0.1
13,300	Japan Post Insurance Co. Ltd.	236,083	0.0
89	Japan Real Estate Investment Corp.	368,189	0.0
83,502 (1)	Japan Tobacco, Inc.	2,156,457	0.2
40,102	JFE Holdings, Inc.	620,427	0.1
12,335	JSR Corp.	350,984	0.0
29,354	Kajima Corp.	489,454	0.1
48,862	Kansai Electric Power Co., Inc.	648,501	0.1
32,475 (1)	Kao Corp.	1,334,905	0.1
9,600 (1)	Kawasaki Kisen Kaisha Ltd.	410,846	0.0
104,201	KDDI Corp.	3,305,100	0.3
8,998	Keisei Electric Railway Co. Ltd.	424,622	0.0
287	Kenedix Office Investment Corp.	326,903	0.0
13,588	Keyence Corp.	5,969,976	0.5
9,434	Kikkoman Corp.	576,482	0.1
12,597	Kintetsu Group Holdings Co. Ltd.	399,123	0.0
54,056 (1)	Kirin Holdings Co. Ltd.	791,387	0.1
10,400	Kobe Bussan Co. Ltd.	307,223	0.0
8,340 (1)	Koei Tecmo Holdings Co. Ltd.	95,010	0.0
13,400	Koito Manufacturing Co. Ltd.	208,219	0.0
64,383	Komatsu Ltd.	1,675,461	0.2

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
6,966	Konami Group Corp.	$363,891	0.0
2,300 (1)	Kose Corp.	171,914	0.0
70,222 (1)	Kubota Corp.	1,053,892	0.1
89,576	Kyocera Corp.	1,304,233	0.1
18,714 (1)	Kyowa Kirin Co. Ltd.	314,001	0.0
5,300	Lasertec Corp.	1,391,391	0.1
30,600	M3, Inc.	504,970	0.1
15,508	Makita Corp.	426,553	0.0
100,156	Marubeni Corp.	1,576,911	0.1
23,800	MatsukiyoCocokara & Co.	420,640	0.0
39,466	Mazda Motor Corp.	421,855	0.0
6,000 (1)	McDonald’s Holdings Co. Japan Ltd.	259,903	0.0
16,276	MEIJI Holdings Co. Ltd.	386,614	0.0
25,200	MINEBEA MITSUMI, Inc.	515,794	0.1
19,700	MISUMI Group, Inc.	332,610	0.0
89,148	Mitsubishi Chemical Group Corp.	544,972	0.1
240,279	Mitsubishi Corp.	3,827,468	0.3
134,561	Mitsubishi Electric Corp.	1,903,242	0.2
78,327	Mitsubishi Estate Co. Ltd.	1,073,712	0.1
55,976	Mitsubishi HC Capital, Inc.	375,028	0.0
22,319	Mitsubishi Heavy Industries Ltd.	1,299,505	0.1
795,006	Mitsubishi UFJ Financial Group, Inc.	6,822,850	0.6
90,101	Mitsui & Co. Ltd.	3,375,540	0.3
11,814	Mitsui Chemicals, Inc.	349,364	0.0
61,919	Mitsui Fudosan Co. Ltd.	1,513,901	0.1
23,900 (1)	Mitsui OSK Lines Ltd.	764,089	0.1
167,906	Mizuho Financial Group, Inc.	2,864,110	0.3
17,400 (1)	MonotaRO Co. Ltd.	189,334	0.0
29,854	MS&AD Insurance Group Holdings, Inc.	1,173,824	0.1
120,032	Murata Manufacturing Co. Ltd.	2,536,514	0.2
17,120	NEC Corp.	1,011,555	0.1
23,800 (1)	Nexon Co. Ltd.	432,901	0.0
29,084	NIDEC Corp.	1,172,293	0.1
72,340	Nintendo Co. Ltd.	3,764,132	0.3
107 (1)	Nippon Building Fund, Inc.	463,191	0.0
5,022	Nippon Express Holdings, Inc.	284,948	0.0
65,785	Nippon Paint Holdings Co. Ltd.	530,644	0.1
158	Nippon Prologis REIT, Inc.	303,800	0.0
12,025	Nippon Sanso Holdings Corp.	321,099	0.0
59,580	Nippon Steel Corp.	1,361,032	0.1
2,080,500	Nippon Telegraph & Telephone Corp.	2,540,466	0.2
33,709 (1)	Nippon Yusen KK	1,041,052	0.1
8,800	Nissan Chemical Corp.	342,660	0.0
161,592	Nissan Motor Co. Ltd.	631,813	0.1
13,851	Nissin Foods Holdings Co. Ltd.	483,675	0.1
5,606	Nitori Holdings Co. Ltd.	752,754	0.1
10,042	Nitto Denko Corp.	749,386	0.1
209,226	Nomura Holdings, Inc.	942,264	0.1
Shares	RA	Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
7,745	Nomura Real Estate Holdings, Inc.	$203,232	0.0
294	Nomura Real Estate Master Fund, Inc.	343,844	0.0
26,868	Nomura Research Institute Ltd.	780,320	0.1
43,920	NTT Data Group Corp.	620,838	0.1
45,015	Obayashi Corp.	388,858	0.0
4,900	Obic Co. Ltd.	843,070	0.1
21,727	Odakyu Electric Railway Co. Ltd.	330,854	0.0
59,826	Oji Holdings Corp.	229,966	0.0
83,728	Olympus Corp.	1,208,553	0.1
12,223	Omron Corp.	568,772	0.1
26,990	Ono Pharmaceutical Co. Ltd.	480,139	0.1
5,400	Open House Group Co. Ltd.	159,727	0.0
2,700	Oracle Corp. Japan	207,844	0.0
76,000	Oriental Land Co. Ltd./Japan	2,824,791	0.3
81,663	ORIX Corp.	1,533,728	0.1
26,065	Osaka Gas Co. Ltd.	544,093	0.1
7,922	Otsuka Corp.	326,030	0.0
29,146	Otsuka Holdings Co. Ltd.	1,089,973	0.1
26,468	Pan Pacific International Holdings Corp.	630,057	0.1
153,831	Panasonic Holdings Corp.	1,514,863	0.1
104,270 (1)(2)	Rakuten Group, Inc.	464,869	0.0
100,400	Recruit Holdings Co. Ltd.	4,197,838	0.4
102,300 (2)	Renesas Electronics Corp.	1,829,223	0.2
148,413	Resona Holdings, Inc.	752,355	0.1
38,032	Ricoh Co. Ltd.	291,269	0.0
22,900	Rohm Co. Ltd.	437,178	0.0
17,170	SBI Holdings, Inc.	385,352	0.0
10,800	SCSK Corp.	213,823	0.0
14,606	Secom Co. Ltd.	1,050,759	0.1
20,016	Seiko Epson Corp.	298,857	0.0
26,719	Sekisui Chemical Co. Ltd.	384,298	0.0
41,585	Sekisui House Ltd.	921,783	0.1
52,471	Seven & i Holdings Co. Ltd.	2,075,205	0.2
22,200	SG Holdings Co. Ltd.	318,257	0.0
18,000 (1)(2)	Sharp Corp./Japan	128,115	0.0
16,472	Shimadzu Corp.	459,289	0.0
5,355 (1)	Shimano, Inc.	824,907	0.1
36,292	Shimizu Corp.	240,737	0.0
126,845	Shin-Etsu Chemical Co. Ltd.	5,305,059	0.5
18,232	Shionogi & Co. Ltd.	877,469	0.1
27,862	Shiseido Co. Ltd.	839,827	0.1
32,481	Shizuoka Financial Group, Inc.	274,659	0.0
4,036	SMC Corp.	2,159,002	0.2
200,200	SoftBank Corp.	2,494,839	0.2
71,692	SoftBank Group Corp.	3,164,375	0.3
20,613	Sompo Holdings, Inc.	1,008,561	0.1
87,770	Sony Group Corp.	8,305,931	0.7
6,000	Square Enix Holdings Co. Ltd.	215,100	0.0
42,835	Subaru Corp.	781,285	0.1
24,300 (1)	SUMCO Corp.	363,508	0.0

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
97,571	Sumitomo Chemical Co. Ltd.	$237,169	0.0
72,555	Sumitomo Corp.	1,578,917	0.1
49,733	Sumitomo Electric Industries Ltd.	631,042	0.1
17,180	Sumitomo Metal Mining Co. Ltd.	510,209	0.1
88,451	Sumitomo Mitsui Financial Group, Inc.	4,304,012	0.4
45,570	Sumitomo Mitsui Trust Holdings, Inc.	872,751	0.1
19,896	Sumitomo Realty & Development Co. Ltd.	589,598	0.1
9,634	Suntory Beverage & Food Ltd.	316,765	0.0
25,644	Suzuki Motor Corp.	1,092,859	0.1
11,738	Sysmex Corp.	652,522	0.1
34,711	T&D Holdings, Inc.	551,053	0.1
11,861	Taisei Corp.	405,028	0.0
110,122	Takeda Pharmaceutical Co. Ltd.	3,158,084	0.3
27,036	TDK Corp.	1,282,165	0.1
46,828	Terumo Corp.	1,531,323	0.1
15,300	TIS, Inc.	336,283	0.0
13,085	Tobu Railway Co. Ltd.	351,062	0.0
7,800	Toho Co. Ltd./Tokyo	263,330	0.0
125,464	Tokio Marine Holdings, Inc.	3,124,178	0.3
105,866 (2)	Tokyo Electric Power Co. Holdings, Inc.	554,010	0.1
32,795	Tokyo Electron Ltd.	5,828,979	0.5
25,772	Tokyo Gas Co. Ltd.	591,175	0.1
34,694	Tokyu Corp.	423,027	0.0
17,116	TOPPAN Holdings, Inc.	476,674	0.0
96,203	Toray Industries, Inc.	498,334	0.1
18,000	Tosoh Corp.	229,465	0.0
9,234	TOTO Ltd.	242,574	0.0
10,205	Toyota Industries Corp.	829,568	0.1
738,390	Toyota Motor Corp.	13,530,052	1.2
14,754	Toyota Tsusho Corp.	865,797	0.1
9,353 (1)(2)	Trend Micro, Inc./Japan	499,170	0.1
28,078	Unicharm Corp.	1,015,507	0.1
14,226	USS Co. Ltd.	285,604	0.0
15,321	West Japan Railway Co.	638,401	0.1
17,770	Yakult Honsha Co. Ltd.	398,894	0.0
9,107	Yamaha Corp.	209,776	0.0
62,112 (1)	Yamaha Motor Co. Ltd.	552,695	0.1
18,401	Yamato Holdings Co. Ltd.	339,563	0.0
16,742	Yaskawa Electric Corp.	696,833	0.1
15,873	Yokogawa Electric Corp.	301,714	0.0
186,044	Z Holdings Corp.	657,904	0.1
6,500	Zensho Holdings Co. Ltd.	340,109	0.0
9,900	ZOZO, Inc.	223,434	0.0
		252,136,065	22.1
	Jordan: 0.0%
11,494	Hikma Pharmaceuticals PLC	261,915	0.0

	Luxembourg: 0.2%
35,626	ArcelorMittal SA	1,011,065	0.1
9,360	Eurofins Scientific SE	610,574	0.1
Shares	RA	Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Luxembourg (continued)
32,749	Tenaris SA	$569,608	0.0
		2,191,247	0.2
	Macao: 0.0%
168,402 (2)	Sands China Ltd.	492,907	0.0

	Netherlands: 4.9%
33,146 (3)	ABN AMRO Bank NV	498,465	0.0
1,512 (2)(3)	Adyen NV	1,951,899	0.2
113,055 (1)	Aegon Ltd.	657,306	0.1
11,878	Akzo Nobel NV	983,577	0.1
4,113 (1)(2)	Argenx SE	1,564,453	0.1
3,269	ASM International, N.V.	1,701,428	0.1
28,068 (1)	ASML Holding NV	21,188,135	1.9
11,085	ASR Nederland NV	523,653	0.0
5,367 (1)	BE Semiconductor Industries NV	810,286	0.1
5,942 (3)	Euronext NV	516,398	0.0
6,517	EXOR NV	652,335	0.1
9,024	Heineken Holding NV	764,098	0.1
20,052	Heineken NV	2,037,268	0.2
3,968 (1)	IMCD NV	691,080	0.1
252,006	ING Groep NV	3,778,708	0.3
6,788 (1)	JDE Peet’s NV	182,544	0.0
66,892	Koninklijke Ahold Delhaize NV	1,924,576	0.2
233,611	Koninklijke KPN NV	804,818	0.1
54,958 (2)	Koninklijke Philips, N.V.	1,286,137	0.1
18,851	NN Group NV	745,006	0.1
7,461	OCI NV	216,230	0.0
101,843	Prosus NV	3,033,906	0.3
15,877 (2)	QIAGEN NV	690,272	0.1
7,655 (1)	Randstad NV	480,427	0.0
605	Stellantis NV (STLAM)	14,176	0.0
153,433	Stellantis NV (STLAP)	3,578,058	0.3
57,074	Universal Music Group NV	1,629,296	0.1
17,303	Wolters Kluwer NV	2,461,684	0.2
		55,366,219	4.9
	New Zealand: 0.2%
92,290	Auckland International Airport Ltd.	513,403	0.0
40,524	Fisher & Paykel Healthcare Corp. Ltd.	604,353	0.1
49,037	Mercury NZ Ltd.	204,592	0.0
89,573	Meridian Energy Ltd.	313,659	0.0
127,953	Spark New Zealand Ltd.	418,988	0.0
10,019 (2)	Xero Ltd.	764,334	0.1
		2,819,329	0.2
	Norway: 0.7%
24,348 (2)	Adevinta ASA	268,993	0.0
22,002	Aker BP ASA	639,106	0.1
64,442	DNB Bank ASA	1,370,117	0.1
62,727	Equinor ASA	1,987,942	0.2
13,870	Gjensidige Forsikring ASA	255,954	0.0
6,100	Kongsberg Gruppen ASA	279,264	0.0
32,403	Mowi ASA	580,265	0.1
92,014	Norsk Hydro ASA	618,482	0.1
48,807	Orkla ASA	379,023	0.0
5,033	Salmar ASA	281,872	0.0
43,846	Telenor ASA	503,198	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway (continued)
11,483	Yara International ASA	$407,952	0.0
		7,572,168	0.7
	Portugal: 0.2%
218,482	EDP - Energias de Portugal SA	1,099,618	0.1
31,625	Galp Energia SGPS SA	465,319	0.0
19,639	Jeronimo Martins SGPS SA	499,822	0.1
		2,064,759	0.2
	Singapore: 1.4%
258,837	CapitaLand Ascendas REIT	593,403	0.1
369,040	CapitaLand Integrated Commercial Trust	575,257	0.1
180,396	CapitaLand Investment Ltd./Singapore	431,305	0.0
35,381	City Developments Ltd.	178,143	0.0
126,120	DBS Group Holdings Ltd.	3,189,427	0.3
419,412	Genting Singapore Ltd.	317,687	0.0
131,973 (2)	Grab Holdings Ltd. - Class A	444,749	0.1
6,900	Jardine Cycle & Carriage Ltd.	155,508	0.0
101,004	Keppel Corp. Ltd.	540,453	0.1
239,994	Mapletree Logistics Trust	315,999	0.0
166,900	Mapletree Pan Asia Commercial Trust	198,285	0.0
235,722	Oversea-Chinese Banking Corp. Ltd.	2,319,366	0.2
25,501 (2)	Sea Ltd., ADR	1,032,790	0.1
3,075,998 (1)(2)	Seatrium Ltd.	274,662	0.0
62,000	Sembcorp Industries Ltd.	249,209	0.0
103,200 (1)	Singapore Airlines Ltd.	512,422	0.1
59,451	Singapore Exchange Ltd.	442,279	0.0
108,306	Singapore Technologies Engineering Ltd.	318,929	0.0
574,950	Singapore Telecommunications Ltd.	1,076,309	0.1
88,056	United Overseas Bank Ltd.	1,900,531	0.2
32,900	UOL Group Ltd.	156,292	0.0
133,176	Wilmar International Ltd.	359,759	0.0
		15,582,764	1.4
	Spain: 2.7%
1,712	Acciona SA	252,082	0.0
14,525	ACS Actividades de Construccion y Servicios SA	645,124	0.1
5,222 (3)	Aena SME SA	947,850	0.1
31,366	Amadeus IT Group SA	2,252,750	0.2
415,342	Banco Bilbao Vizcaya Argentaria SA	3,785,528	0.3
1,126,811	Banco Santander SA	4,713,085	0.4
287,282	CaixaBank SA	1,183,122	0.1
39,350 (3)	Cellnex Telecom SA	1,549,324	0.1
4,657	Corp ACCIONA Energias Renovables SA	144,535	0.0
21,304 (1)	EDP Renovaveis SA	436,120	0.1
17,261 (1)	Enagas SA	291,181	0.0
22,028 (1)	Endesa SA	449,395	0.1
35,851 (1)	Ferrovial SE	1,308,590	0.1
20,687 (2)	Grifols SA	353,900	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
420,028	Iberdrola SA	$5,509,404	0.5
75,948	Industria de Diseno Textil SA	3,313,912	0.3
8,742 (1)	Naturgy Energy Group SA	260,749	0.0
28,143	Red Electrica Corp. SA	463,757	0.1
88,938	Repsol SA	1,319,297	0.1
340,316 (1)	Telefonica SA	1,330,590	0.1
		30,510,295	2.7
	Sweden: 3.2%
20,144	Alfa Laval AB	806,446	0.1
69,784 (1)	Assa Abloy AB - Class B	2,011,118	0.2
187,015	Atlas Copco AB - Class A	3,222,477	0.3
108,675	Atlas Copco AB - Class B	1,612,317	0.2
26,694 (1)	Beijer Ref AB	358,206	0.0
18,968	Boliden AB	593,689	0.1
45,883	Epiroc AB - Class A	923,574	0.1
27,045	Epiroc AB - Class B	474,309	0.1
24,700 (1)	EQT AB	699,347	0.1
42,410	Essity AB - Class B	1,051,012	0.1
12,760 (3)	Evolution AB	1,519,849	0.1
45,215 (1)(2)	Fastighets AB Balder	320,659	0.0
15,863	Getinge AB - Class B	353,229	0.0
44,969 (1)	H & M Hennes & Mauritz AB - Class B	788,758	0.1
144,553	Hexagon AB - Class B	1,736,270	0.2
5,307 (1)	Holmen AB - Class B	224,151	0.0
24,729 (1)	Husqvarna AB - Class B	203,978	0.0
9,027	Industrivarden AB - Class A	295,127	0.0
10,177 (1)	Industrivarden AB - Class C	332,075	0.0
18,950	Indutrade AB	493,886	0.1
10,268 (1)	Investment AB Latour - Class B	267,854	0.0
120,509	Investor AB - Class B	2,794,570	0.3
5,271 (1)	L E Lundbergforetagen AB- Class B	287,042	0.0
16,166	Lifco AB - Class B	396,890	0.0
105,515 (1)	Nibe Industrier AB - Class B	740,970	0.1
5,553	Saab AB - Class B	334,644	0.0
13,679	Sagax AB - Class B	376,509	0.0
74,235	Sandvik AB	1,612,782	0.2
34,108 (1)	Securitas AB - Class B	334,395	0.0
110,485	Skandinaviska Enskilda Banken AB - Class A	1,524,771	0.1
23,595 (1)	Skanska AB - Class B	427,484	0.0
23,633	SKF AB - Class B	473,619	0.1
42,184 (1)	Svenska Cellulosa AB SCA - Class B	633,708	0.1
101,553 (1)	Svenska Handelsbanken AB - Class A	1,103,621	0.1
59,111	Swedbank AB - Class A	1,195,086	0.1
13,572 (1)(2)	Swedish Orphan Biovitrum AB	359,281	0.0
37,050	Tele2 AB - Class B	318,470	0.0
203,879	Telefonaktiebolaget LM Ericsson - Class B	1,283,048	0.1
163,618	Telia Co. AB	417,460	0.0
13,887	Volvo AB - Class A	368,449	0.0
105,066	Volvo AB - Class B	2,733,818	0.2

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden (continued)
42,142 (1)(2)	Volvo Car AB - Class B	$136,674	0.0
		36,141,622	3.2
	Switzerland: 10.4%
111,378 (1)	ABB Ltd., Reg	4,944,979	0.4
11,097	Adecco Group AG	545,013	0.1
34,791	Alcon, Inc.	2,721,910	0.2
2,341 (1)	Bachem Holding AG	181,290	0.0
3,176 (1)	Baloise Holding AG, Reg	497,960	0.1
2,089 (1)	Banque Cantonale Vaudoise	269,416	0.0
248 (1)	Barry Callebaut AG	418,668	0.0
1,465	BKW AG	260,575	0.0
8	Chocoladefabriken Lindt & Spruengli AG	970,549	0.1
67	Chocoladefabriken Lindt & Spruengli AG - Class PC	804,243	0.1
36,344	Cie Financiere Richemont SA	5,019,983	0.4
14,963	Clariant AG	221,074	0.0
15,325	Coca-Cola HBC AG - Class DI	449,987	0.0
12,948	DSM-Firmenich AG	1,316,724	0.1
6,812 (2)	Dufry AG, Reg	268,196	0.0
487	EMS-Chemie Holding AG	394,873	0.0
2,328	Geberit AG, Reg	1,494,387	0.1
643 (1)	Givaudan SA, Reg	2,666,336	0.2
730,438	Glencore PLC	4,390,691	0.4
2,574	Helvetia Holding AG	354,921	0.0
36,289	Holcim AG	2,850,190	0.3
14,343	Julius Baer Group Ltd.	804,615	0.1
3,783	Kuehne + Nagel International AG	1,305,502	0.1
11,450	Logitech International SA	1,088,762	0.1
5,185	Lonza Group AG	2,185,926	0.2
185,897	Nestle SA	21,549,159	1.9
142,711	Novartis AG, Reg	14,415,308	1.3
1,580	Partners Group Holding AG	2,284,603	0.2
48,916	Roche Holding AG	14,219,566	1.3
2,228	Roche Holding AG - Class BR	692,296	0.1
28,508 (2)	Sandoz Group AG	917,218	0.1
2,835	Schindler Holding AG	709,756	0.1
1,628	Schindler Holding AG (SCHN)	386,619	0.0
10,437	SGS SA	901,035	0.1
21,209 (1)	SIG Group AG	488,465	0.0
10,615	Sika AG, Reg	3,461,299	0.3
3,529	Sonova Holding AG, Reg	1,154,152	0.1
7,771	Straumann Holding AG	1,255,816	0.1
3,721	Swatch Group AG	195,089	0.0
2,007	Swatch Group AG - Class BR	546,085	0.1
2,055	Swiss Life Holding AG	1,428,129	0.1
5,321 (1)	Swiss Prime Site AG	568,513	0.1
21,000	Swiss Re AG	2,363,140	0.2
1,803	Swisscom AG, Reg	1,085,171	0.1
4,424	Temenos AG	412,265	0.0
228,993	UBS Group AG	7,112,885	0.6
1,880 (1)(3)	VAT Group AG	944,245	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
10,190	Zurich Insurance Group AG	$5,327,609	0.5
		118,845,193	10.4
	United Arab Emirates: —%
19,351 (2)(4)	NMC Health PLC	—	—

	United Kingdom: 14.2%
67,769	3i Group PLC	2,085,895	0.2
135,093 (1)	abrdn PLC	307,142	0.0
18,127	Admiral Group PLC	619,735	0.1
88,472	Anglo American PLC	2,214,160	0.2
30,488	Ashtead Group PLC	2,119,132	0.2
24,117	Associated British Foods PLC	726,862	0.1
107,911	AstraZeneca PLC	14,556,088	1.3
63,708 (3)	Auto Trader Group PLC	585,262	0.0
190,665	Aviva PLC	1,055,031	0.1
211,708	BAE Systems PLC	2,996,721	0.3
1,051,753	Barclays PLC	2,059,401	0.2
67,589	Barratt Developments PLC	484,174	0.0
7,383	Berkeley Group Holdings PLC	440,773	0.0
284,702	BHP Group Ltd. - Class DI	9,732,888	0.9
1,188,239	BP PLC	7,043,958	0.6
147,922	British American Tobacco PLC	4,328,072	0.4
449,993 (1)	BT Group PLC	709,002	0.1
23,531	Bunzl PLC	956,193	0.1
25,306	Burberry Group PLC	456,442	0.0
385,902	Centrica PLC	691,807	0.1
10,955	Coca-Cola Europacific Partners PLC	728,465	0.1
3,421	Coca-Cola European Partners PLC - USD	228,318	0.0
119,336	Compass Group PLC	3,265,427	0.3
9,684	Croda International PLC	622,912	0.1
156,512	Diageo PLC	5,680,624	0.5
12,859	Endeavour Mining PLC	287,735	0.0
44,296	Entain PLC	558,619	0.0
285,114	GSK PLC	5,265,823	0.5
385,771	Haleon PLC	1,579,450	0.1
26,433	Halma PLC	768,563	0.1
24,671	Hargreaves Lansdown PLC	230,574	0.0
1,356,671	HSBC Holdings PLC	10,975,408	1.0
59,289	Imperial Brands PLC	1,365,293	0.1
97,063	Informa PLC	965,427	0.1
11,511	InterContinental Hotels Group PLC	1,038,014	0.1
11,193	Intertek Group PLC	605,950	0.0
114,892	J Sainsbury PLC	442,957	0.0
179,729	JD Sports Fashion PLC	379,288	0.0
132,107	Kingfisher PLC	409,318	0.0
49,266	Land Securities Group PLC	442,133	0.0
416,255	Legal & General Group PLC	1,330,221	0.1
4,424,374	Lloyds Banking Group PLC	2,683,544	0.2
28,996	London Stock Exchange Group PLC	3,427,658	0.3
155,543	M&G PLC	440,204	0.0
93,727	Melrose Industries PLC	677,494	0.1
33,806	Mondi PLC	661,404	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
256,784	National Grid PLC	$3,459,217	0.3
403,084	NatWest Group PLC	1,122,751	0.1
8,387	Next PLC	867,004	0.1
40,160 (2)	Ocado Group PLC	387,943	0.0
44,701	Pearson PLC	549,059	0.0
22,152	Persimmon PLC	391,562	0.0
52,070	Phoenix Group Holdings PLC	354,551	0.0
49,963	Reckitt Benckiser Group PLC	3,447,613	0.3
131,547	RELX PLC	5,218,966	0.5
175,630	Rentokil Initial PLC	989,896	0.1
78,397	Rio Tinto PLC	5,831,250	0.5
586,007 (2)	Rolls-Royce Holdings PLC	2,235,245	0.2
71,496	Sage Group PLC	1,067,349	0.1
55,900	Schroders PLC	305,648	0.0
81,197	Segro PLC	915,678	0.1
18,739	Severn Trent PLC	616,222	0.0
460,720	Shell PLC	15,081,232	1.3
60,810	Smith & Nephew PLC	835,350	0.1
24,254	Smiths Group PLC	544,391	0.0
5,137	Spirax-Sarco Engineering PLC	687,308	0.1
76,040	SSE PLC	1,794,998	0.2
38,043	St James’s Place PLC	330,985	0.0
159,560	Standard Chartered PLC	1,354,047	0.1
244,961	Taylor Wimpey PLC	458,546	0.0
497,141	Tesco PLC	1,841,769	0.2
130,762	Unilever PLC	6,330,315	0.6
43,328	Unilever PLC - NL	2,099,994	0.2
47,476	United Utilities Group PLC	641,318	0.1
1,602,444	Vodafone Group PLC	1,399,478	0.1
13,455	Whitbread PLC	626,428	0.1
42,642 (2)	Wise PLC - Class A	474,242	0.0
74,835	WPP PLC	714,815	0.1
		162,204,731	14.2
	Total Common Stock (Cost $621,372,159)	1,121,223,627	98.5

PREFERRED STOCK: 0.4%
	Germany: 0.4%
4,102	Bayerische Motoren Werke AG	408,160	0.0
7,928 (3)	Dr Ing hc F Porsche AG	698,274	0.1
11,784	Henkel AG & Co. KGaA	947,927	0.1
10,619	Porsche Automobil Holding SE	542,649	0.0
1,818 (1)	Sartorius AG	667,606	0.1
14,357	Volkswagen AG	1,769,587	0.1
		5,034,203	0.4
	Total Preferred Stock (Cost $4,013,019)	5,034,203	0.4
	Total Long-Term Investments (Cost $625,385,178)	1,126,257,830	98.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Time Deposits: 0.6%
1,390,000 (5)	Canadian Imperial Bank of Commerce, 5.310%, 01/02/2024	$1,390,000	0.2
1,370,000 (5)	Credit Agricole Corporate and Investment Bank, 5.300%, 01/02/2024	1,370,000	0.1
1,380,000 (5)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 01/02/2024	1,380,000	0.1
1,370,000 (5)	Mizuho Bank Ltd., 5.320%, 01/02/2024	1,370,000	0.1
1,370,000 (5)	Royal Bank of Canada, 5.320%, 01/02/2024	1,370,000	0.1
	Total Time Deposits (Cost $6,880,000)	6,880,000	0.6

	Repurchase Agreements: 4.4%
4,409,422 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $4,412,065, collateralized by various U.S. Government Agency Obligations, 2.000%-5.881%, Market Value plus accrued interest $4,497,610, due 10/01/27-01/01/57)	4,409,422	0.4
10,632,794 (5)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $10,639,168, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $10,845,450, due 08/01/25-09/20/73)	10,632,794	0.9
5,721,413 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/29/2023, 5.480%, due 01/02/2024 (Repurchase Amount $5,724,849, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $5,839,395, due 01/23/24-11/15/53)	5,721,413	0.5

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,132,477 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $5,135,571, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $5,238,326, due 02/02/24-04/20/71)	$5,132,477	0.5
3,938,323 (5)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $3,940,632, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $4,017,089, due 02/01/35-09/01/52)	3,938,323	0.3
10,000,000 (5)	National Bank Financial, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $10,005,852, collateralized by various U.S. Government Securities, 0.125%-4.375%, Market Value plus accrued interest $10,200,023, due 01/02/24-09/09/49)	10,000,000	0.9
9,994,411 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $10,000,402, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $10,186,961, due 04/15/25-02/15/53)	9,994,411	0.9
	Total Repurchase Agreements
	(Cost $49,828,840)	49,828,840	4.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
3,825,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270%
	(Cost $3,825,000)	$3,825,000	0.3

	Total Short-Term Investments (Cost $60,533,840)	$60,533,840	5.3
	Total Investments in Securities
	(Cost $685,919,018)	$1,186,791,670	104.2
	Liabilities in Excess of Other Assets	(47,938,435)	(4.2)
	Net Assets	$1,138,853,235	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification	Percentage of Net Assets
Financials	18.8%
Industrials	16.2
Health Care	12.6
Consumer Discretionary	11.7
Consumer Staples	9.2
Information Technology	8.5
Materials	7.8
Energy	4.3
Communication Services	4.0
Utilities	3.4
Real Estate	2.4
Short-Term Investments	5.3
Liabilities in Excess of Other Assets	(4.2)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$74,188,507	$—	$74,188,507
Austria	—	2,108,824	—	2,108,824
Belgium	800,419	8,363,906	—	9,164,325
Chile	—	584,754	—	584,754
Denmark	—	37,693,830	—	37,693,830
Finland	455,937	11,716,946	—	12,172,883
France	—	133,839,470	—	133,839,470
Germany	—	90,921,447	—	90,921,447
Hong Kong	239,038	25,953,346	—	26,192,384
Ireland	3,735,336	10,920,415	—	14,655,751
Israel	3,507,997	4,229,746	—	7,737,743
Italy	523,293	25,251,202	—	25,774,495
Japan	—	252,136,065	—	252,136,065
Jordan	—	261,915	—	261,915
Luxembourg	—	2,191,247	—	2,191,247
Macao	—	492,907	—	492,907
Netherlands	6,794,508	48,571,711	—	55,366,219
New Zealand	1,136,983	1,682,346	—	2,819,329
Norway	503,198	7,068,970	—	7,572,168
Portugal	—	2,064,759	—	2,064,759
Singapore	1,477,539	14,105,225	—	15,582,764
Spain	—	30,510,295	—	30,510,295
Sweden	359,281	35,782,341	—	36,141,622
Switzerland	917,218	117,927,975	—	118,845,193
United Arab Emirates	—	—	—	—
United Kingdom	3,225,039	158,979,692	—	162,204,731
Total Common Stock	23,675,786	1,097,547,841	—	1,121,223,627
Preferred Stock	—	5,034,203	—	5,034,203
Short-Term Investments	3,825,000	56,708,840	—	60,533,840
Total Investments, at fair value	$27,500,786	$1,159,290,884	$—	$1,186,791,670
Other Financial Instruments+
Futures	647,512	—	—	647,512
Total Assets	$28,148,298	$1,159,290,884	$—	$1,187,439,182

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya International Index Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
MSCI EAFE Index	149	03/15/24	$16,780,380	$647,512
			$16,780,380	$647,512

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$647,512
Total Asset Derivatives		$647,512

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,631,863
Total	$2,631,863

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,435,835
Total	$1,435,835

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $742,531,965.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$493,554,209
Gross Unrealized Depreciation	(48,366,070)
Net Unrealized Appreciation	$445,188,139

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 12.3%
452,890 (1)	Alphabet, Inc. - Class A	$63,264,204	4.0
382,530 (1)	Alphabet, Inc. - Class C	53,909,953	3.4
7,673 (1)	Charter Communications, Inc. - Class A	2,982,342	0.2
168,572 (1)	Meta Platforms, Inc. - Class A	59,667,745	3.7
32,903 (1)	Netflix, Inc.	16,019,812	1.0

	Consumer Discretionary: 16.5%
30,885 (1)	Airbnb, Inc. - Class A	4,204,684	0.3
686,629 (1)	Amazon.com, Inc.	104,326,410	6.6
1,120 (1)	AutoZone, Inc.	2,895,883	0.2
2,719 (1)	Booking Holdings, Inc.	9,644,891	0.6
2,093 (1)	Chipotle Mexican Grill, Inc.	4,786,607	0.3
16,688	Dollar General Corp.	2,268,734	0.1
76,222	Home Depot, Inc.	26,414,734	1.7
26,169	Las Vegas Sands Corp.	1,287,776	0.1
32,261	Lowe's Cos., Inc.	7,179,686	0.5
8,476 (1)	Lululemon Athletica, Inc.	4,333,694	0.3
18,563	Marriott International, Inc. - Class A	4,186,142	0.3
22,955	McDonald's Corp.	6,806,387	0.4
48,303	NIKE, Inc. - Class B	5,244,257	0.3
3,819 (1)	O'Reilly Automotive, Inc.	3,628,356	0.2
85,980	Starbucks Corp.	8,254,940	0.5
35,050	Target Corp.	4,991,821	0.3
210,278 (1)	Tesla, Inc.	52,249,877	3.3
87,771	TJX Cos., Inc.	8,233,798	0.5

	Consumer Staples: 3.8%
147,223	Coca-Cola Co.	8,675,851	0.5
1,222	Constellation Brands, Inc. - Class A	295,418	0.0
33,765	Costco Wholesale Corp.	22,287,601	1.4
5,517	Estee Lauder Cos., Inc. - Class A	806,861	0.0
8,473	Hershey Co.	1,579,706	0.1
44,805	Kenvue, Inc.	964,652	0.1
24,152	Kimberly-Clark Corp.	2,934,710	0.2
56,682 (1)	Monster Beverage Corp.	3,265,450	0.2
72,549	PepsiCo, Inc.	12,321,722	0.8
33,731	Procter & Gamble Co.	4,942,941	0.3
38,660	Sysco Corp.	2,827,206	0.2

	Financials: 1.8%
14,500	American Express Co.	2,716,430	0.2
54,303	Blackstone, Inc.	7,109,349	0.4
12,483 (1)	Fiserv, Inc.	1,658,242	0.1
30,213	Marsh & McLennan Cos., Inc.	5,724,457	0.4
11,027	Moody's Corp.	4,306,705	0.3
33,358	Progressive Corp.	5,313,262	0.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
2,029	S&P Global, Inc.	$893,815	0.1

	Health Care: 9.3%
8,311	Abbott Laboratories	914,792	0.1
134,487	AbbVie, Inc.	20,841,450	1.3
27,683	Amgen, Inc.	7,973,258	0.5
1,640	Cigna Group	491,098	0.0
45,874 (1)	Edwards Lifesciences Corp.	3,497,892	0.2
2,403	Elevance Health, Inc.	1,133,159	0.1
64,496	Eli Lilly & Co.	37,596,008	2.4
2,249	GE HealthCare Technologies, Inc.	173,893	0.0
3,137	HCA Healthcare, Inc.	849,123	0.1
4,131	Humana, Inc.	1,891,213	0.1
26,616 (1)	Intuitive Surgical, Inc.	8,979,174	0.6
3,936	McKesson Corp.	1,822,289	0.1
35,619	Merck & Co., Inc.	3,883,183	0.2
531 (1)	Regeneron Pharmaceuticals, Inc.	466,372	0.0
6,876	Stryker Corp.	2,059,087	0.1
18,111	Thermo Fisher Scientific, Inc.	9,613,138	0.6
59,578	UnitedHealth Group, Inc.	31,366,030	2.0
17,964 (1)	Vertex Pharmaceuticals, Inc.	7,309,372	0.5
35,272	Zoetis, Inc.	6,961,635	0.4

	Industrials: 3.8%
27,042	Automatic Data Processing, Inc.	6,299,975	0.4
5,779 (1)	Boeing Co.	1,506,354	0.1
29,163	Caterpillar, Inc.	8,622,624	0.5
16,690	CSX Corp.	578,642	0.0
18,886	Deere & Co.	7,551,945	0.5
6,545	Honeywell International, Inc.	1,372,552	0.1
18,591	Illinois Tool Works, Inc.	4,869,726	0.3
16,883	Lockheed Martin Corp.	7,652,051	0.5
619	Northrop Grumman Corp.	289,779	0.0
149,974 (1)	Uber Technologies, Inc.	9,233,899	0.6
19,882	Union Pacific Corp.	4,883,417	0.3
15,287	United Parcel Service, Inc. - Class B	2,403,575	0.2
27,859	Waste Management, Inc.	4,989,547	0.3

	Information Technology: 50.0%
48,154	Accenture PLC - Class A	16,897,720	1.1
34,920 (1)	Adobe, Inc.	20,833,272	1.3
69,508 (1)	Advanced Micro Devices, Inc.	10,246,174	0.6
1,123,864	Apple, Inc.	216,377,536	13.6
53,808	Applied Materials, Inc.	8,720,663	0.5
19,104 (1)	Arista Networks, Inc.	4,499,183	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
11,807 (1)	Atlassian Corp. - Class A	$2,808,413	0.2
16,371 (1)	Autodesk, Inc.	3,986,011	0.3
32,856	Broadcom, Inc.	36,675,510	2.3
20,598 (1)	Cadence Design Systems, Inc.	5,610,277	0.4
50,034 (1)	Fortinet, Inc.	2,928,490	0.2
20,819	Intuit, Inc.	13,012,500	0.8
10,454	KLA Corp.	6,076,910	0.4
9,498	Lam Research Corp.	7,439,403	0.5
63,277	Mastercard, Inc. - Class A	26,988,273	1.7
567,192	Microsoft Corp.	213,286,880	13.4
11,580	Motorola Solutions, Inc.	3,625,582	0.2
181,089	NVIDIA Corp.	89,678,895	5.6
48,324	Oracle Corp.	5,094,799	0.3
22,968 (1)	Palo Alto Networks, Inc.	6,772,804	0.4
75,808 (1)	PayPal Holdings, Inc.	4,655,369	0.3
74,139	Qualcomm, Inc.	10,722,724	0.7
54,390 (1)	Salesforce, Inc.	14,312,185	0.9
15,516 (1)	ServiceNow, Inc.	10,961,899	0.7
23,951 (1)	Snowflake, Inc. - Class A	4,766,249	0.3
11,575 (1)	Synopsys, Inc.	5,960,083	0.4
28,225	Texas Instruments, Inc.	4,811,234	0.3
121,568	Visa, Inc. - Class A	31,650,229	2.0
15,291 (1)	Workday, Inc. - Class A	4,221,233	0.3

	Materials: 0.6%
14,726	Ecolab, Inc.	2,920,902	0.2
3,472	Linde PLC	1,425,985	0.1
15,097	Sherwin-Williams Co.	4,708,754	0.3
6,469	Southern Copper Corp.	556,787	0.0

	Real Estate: 0.8%
35,477	American Tower Corp.	7,658,775	0.5
3,481	Crown Castle, Inc.	400,976	0.0
3,571	Equinix, Inc.	2,876,048	0.2
6,935	Public Storage	2,115,175	0.1

	Total Common Stock (Cost $443,831,093)	1,569,767,265	98.9

EXCHANGE-TRADED FUNDS: 0.8%
78,357	iShares Russell Top 200 Growth ETF	13,729,714	0.8

	Total Exchange-Traded Funds (Cost $12,647,007)	13,729,714	0.8

	Total Long-Term Investments (Cost $456,478,100)	1,583,496,979	99.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
2,981,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $2,981,000)	$2,981,000	0.2

	Total Short-Term Investments (Cost $2,981,000)	$2,981,000	0.2
	Total Investments in Securities (Cost $459,459,100)	$1,586,477,979	99.9
	Assets in Excess of Other Liabilities	997,164	0.1
	Net Assets	$1,587,475,143	100.0

(1)	Non-income producing security.

(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$1,569,767,265	$—	$—	$1,569,767,265
Exchange-Traded Funds	13,729,714	—	—	13,729,714
Short-Term Investments	2,981,000	—	—	2,981,000
Total Investments, at fair value	$1,586,477,979	$—	$—	$1,586,477,979
Other Financial Instruments+
Futures	166,238	—	—	166,238
Total Assets	$1,586,644,217	$—	$—	$1,586,644,217

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Appreciation
Long Contracts:
S&P 500 E-Mini	19	03/15/24	$4,579,000	$166,238
			$4,579,000	$166,238

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$166,238
Total Asset Derivatives		$166,238

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$446,237
Total	$446,237

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$252,537
Total	$252,537

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $460,196,347.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,131,346,463
Gross Unrealized Depreciation	(4,898,593)
Net Unrealized Appreciation	$1,126,447,870

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 9.8%
390,097 (1)	Alphabet, Inc. - Class A	$54,492,650	2.5
329,493 (1)	Alphabet, Inc. - Class C	46,435,449	2.1
469,965	AT&T, Inc.	7,886,013	0.4
6,609 (1)	Charter Communications, Inc. - Class A	2,568,786	0.1
262,066	Comcast Corp. - Class A	11,491,594	0.5
145,199 (1)	Meta Platforms, Inc. - Class A	51,394,638	2.3
28,341 (1)	Netflix, Inc.	13,798,666	0.6
34,362	T-Mobile US, Inc.	5,509,259	0.3
276,251	Verizon Communications, Inc.	10,414,663	0.5
120,043	Walt Disney Co.	10,838,682	0.5

	Consumer Discretionary: 11.2%
26,603 (1)	Airbnb, Inc. - Class A	3,621,732	0.2
591,428 (1)	Amazon.com, Inc.	89,861,570	4.1
1,155 (1)	AutoZone, Inc.	2,986,380	0.1
2,342 (1)	Booking Holdings, Inc.	8,307,589	0.4
1,803 (1)	Chipotle Mexican Grill, Inc.	4,123,389	0.2
14,374	Dollar General Corp.	1,954,145	0.1
257,523	Ford Motor Co.	3,139,205	0.1
90,082	General Motors Co.	3,235,745	0.1
65,654	Home Depot, Inc.	22,752,394	1.0
24,185	Las Vegas Sands Corp.	1,190,144	0.1
37,910	Lowe's Cos., Inc.	8,436,871	0.4
7,301 (1)	Lululemon Athletica, Inc.	3,732,928	0.2
15,989	Marriott International, Inc. - Class A	3,605,679	0.2
47,874	McDonald's Corp.	14,195,120	0.6
78,059	NIKE, Inc. - Class B	8,474,866	0.4
3,879 (1)	O'Reilly Automotive, Inc.	3,685,360	0.2
74,059	Starbucks Corp.	7,110,405	0.3
30,190	Target Corp.	4,299,660	0.2
181,123 (1)	Tesla, Inc.	45,005,443	2.0
75,602	TJX Cos., Inc.	7,092,224	0.3

	Consumer Staples: 6.3%
117,245	Altria Group, Inc.	4,729,663	0.2
35,034	Archer-Daniels- Midland Co.	2,530,155	0.1
255,666	Coca-Cola Co.	15,066,397	0.7
53,866	Colgate-Palmolive Co.	4,293,659	0.2
10,568	Constellation Brands, Inc. - Class A	2,554,814	0.1
29,083	Costco Wholesale Corp.	19,197,107	0.9
15,087	Estee Lauder Cos., Inc. - Class A	2,206,474	0.1
38,150	General Mills, Inc.	2,485,091	0.1
9,836	Hershey Co.	1,833,824	0.1
113,843	Kenvue, Inc.	2,451,040	0.1
62,542	Keurig Dr Pepper, Inc.	2,083,899	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
22,108	Kimberly-Clark Corp.	$2,686,343	0.1
52,709	Kraft Heinz Co.	1,949,179	0.1
89,265	Mondelez International, Inc. - Class A	6,465,464	0.3
48,823 (1)	Monster Beverage Corp.	2,812,693	0.1
90,434	PepsiCo, Inc.	15,359,310	0.7
101,872	Philip Morris International, Inc.	9,584,118	0.5
154,544	Procter & Gamble Co.	22,646,878	1.0
33,299	Sysco Corp.	2,435,156	0.1
93,698	Walmart, Inc.	14,771,490	0.7

	Energy: 3.5%
112,953	Chevron Corp.	16,848,070	0.8
78,648	ConocoPhillips	9,128,673	0.4
38,575	EOG Resources, Inc.	4,665,646	0.2
265,738	Exxon Mobil Corp.	26,568,485	1.2
128,690	Kinder Morgan, Inc.	2,270,092	0.1
24,905	Marathon Petroleum Corp.	3,694,906	0.2
45,092	Occidental Petroleum Corp.	2,692,443	0.1
15,275	Pioneer Natural Resources Co.	3,435,042	0.2
93,515	Schlumberger NV	4,866,521	0.2
22,276	Valero Energy Corp.	2,895,880	0.1

	Financials: 10.3%
38,079	American Express Co.	7,133,720	0.3
46,712	American International Group, Inc.	3,164,738	0.1
13,008	Aon PLC - Class A	3,785,588	0.2
452,353	Bank of America Corp.	15,230,726	0.7
120,207 (1)	Berkshire Hathaway, Inc. - Class B	42,873,029	2.0
9,757	BlackRock, Inc.	7,920,733	0.4
46,774	Blackstone, Inc.	6,123,652	0.3
24,874	Capital One Financial Corp.	3,261,479	0.2
97,289	Charles Schwab Corp.	6,693,483	0.3
26,652	Chubb Ltd.	6,023,352	0.3
125,533	Citigroup, Inc.	6,457,418	0.3
23,567	CME Group, Inc.	4,963,210	0.2
39,242 (1)	Fiserv, Inc.	5,212,907	0.2
20,932	Goldman Sachs Group, Inc.	8,074,938	0.4
37,154	Intercontinental Exchange, Inc.	4,771,688	0.2
189,491	JPMorgan Chase & Co.	32,232,419	1.5
32,490	Marsh & McLennan Cos., Inc.	6,155,880	0.3
41,564	MetLife, Inc.	2,748,627	0.1
10,415	Moody's Corp.	4,067,682	0.2
78,921	Morgan Stanley	7,359,383	0.3
26,138	PNC Financial Services Group, Inc.	4,047,469	0.2
38,362	Progressive Corp.	6,110,299	0.3
21,058	S&P Global, Inc.	9,276,470	0.4

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
14,959	Travelers Cos., Inc.	$2,849,540	0.1
87,042	Truist Financial Corp.	3,213,591	0.1
102,233	US Bancorp	4,424,644	0.2
240,916	Wells Fargo & Co.	11,857,886	0.5

	Health Care: 13.1%
113,634	Abbott Laboratories	12,507,694	0.6
115,840	AbbVie, Inc.	17,951,725	0.8
35,066	Amgen, Inc.	10,099,709	0.5
19,009	Becton Dickinson and Co.	4,634,965	0.2
96,008 (1)	Boston Scientific Corp.	5,550,223	0.2
133,653	Bristol-Myers Squibb Co.	6,857,735	0.3
35,020 (1)	Centene Corp.	2,598,834	0.1
19,164	Cigna Group	5,738,660	0.3
84,054	CVS Health Corp.	6,636,904	0.3
43,204	Danaher Corp.	9,994,813	0.5
39,514 (1)	Edwards Lifesciences Corp.	3,012,943	0.1
15,561	Elevance Health, Inc.	7,337,945	0.3
55,553	Eli Lilly & Co.	32,382,955	1.5
25,584	GE HealthCare Technologies, Inc.	1,978,155	0.1
82,045	Gilead Sciences, Inc.	6,646,466	0.3
13,053	HCA Healthcare, Inc.	3,533,186	0.2
8,199	Humana, Inc.	3,753,584	0.2
22,926 (1)	Intuitive Surgical, Inc.	7,734,315	0.3
158,205	Johnson & Johnson	24,797,052	1.1
8,898	McKesson Corp.	4,119,596	0.2
87,190	Medtronic PLC	7,182,712	0.3
166,741	Merck & Co., Inc.	18,178,104	0.8
21,812 (1)	Moderna, Inc.	2,169,203	0.1
370,913	Pfizer, Inc.	10,678,585	0.5
6,728 (1)	Regeneron Pharmaceuticals, Inc.	5,909,135	0.3
23,318	Stryker Corp.	6,982,808	0.3
25,325	Thermo Fisher Scientific, Inc.	13,442,257	0.6
61,019	UnitedHealth Group, Inc.	32,124,673	1.5
16,910 (1)	Vertex Pharmaceuticals, Inc.	6,880,510	0.3
30,382	Zoetis, Inc.	5,996,495	0.3

	Industrials: 6.4%
36,089	3M Co.	3,945,249	0.2
27,148	Automatic Data Processing, Inc.	6,324,670	0.3
36,603 (1)	Boeing Co.	9,540,938	0.4
33,493	Caterpillar, Inc.	9,902,875	0.4
129,514	CSX Corp.	4,490,250	0.2
17,398	Deere & Co.	6,956,938	0.3
26,140	Eaton Corp. PLC	6,295,035	0.3
37,458	Emerson Electric Co.	3,645,787	0.2
15,220	FedEx Corp.	3,850,203	0.2
16,064	General Dynamics Corp.	4,171,339	0.2
71,166	General Electric Co.	9,082,917	0.4

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
43,705	Honeywell International, Inc.	$9,165,376	0.4
19,649	Illinois Tool Works, Inc.	5,146,859	0.2
44,630	Johnson Controls International PLC	2,572,473	0.1
12,411	L3Harris Technologies, Inc.	2,614,005	0.1
14,542	Lockheed Martin Corp.	6,591,016	0.3
14,912	Norfolk Southern Corp.	3,524,899	0.2
9,396	Northrop Grumman Corp.	4,398,643	0.2
94,399	Raytheon Technologies Corp.	7,942,732	0.4
129,180 (1)	Uber Technologies, Inc.	7,953,613	0.4
40,013	Union Pacific Corp.	9,827,993	0.4
47,537	United Parcel Service, Inc. - Class B	7,474,243	0.3
14,401	Veralto Corp.	1,184,626	0.1
26,693	Waste Management, Inc.	4,780,716	0.2

	Information Technology: 34.7%
41,478	Accenture PLC - Class A	14,555,045	0.7
30,078 (1)	Adobe, Inc.	17,944,535	0.8
105,221 (1)	Advanced Micro Devices, Inc.	15,510,628	0.7
32,689	Analog Devices, Inc.	6,490,728	0.3
968,041	Apple, Inc.	186,376,934	8.5
54,849	Applied Materials, Inc.	8,889,377	0.4
16,455 (1)	Arista Networks, Inc.	3,875,317	0.2
10,170 (1)	Atlassian Corp. - Class A	2,419,036	0.1
14,102 (1)	Autodesk, Inc.	3,433,555	0.2
28,301	Broadcom, Inc.	31,590,991	1.4
17,742 (1)	Cadence Design Systems, Inc.	4,832,389	0.2
266,189	Cisco Systems, Inc.	13,447,868	0.6
43,097 (1)	Fortinet, Inc.	2,522,467	0.1
277,003	Intel Corp.	13,919,401	0.6
59,646	International Business Machines Corp.	9,755,103	0.4
17,933	Intuit, Inc.	11,208,663	0.5
9,004	KLA Corp.	5,234,025	0.2
8,639	Lam Research Corp.	6,766,583	0.3
54,504	Mastercard, Inc. - Class A	23,246,501	1.1
71,738	Micron Technology, Inc.	6,122,121	0.3
488,551	Microsoft Corp.	183,714,718	8.4
10,842	Motorola Solutions, Inc.	3,394,522	0.1
155,981	NVIDIA Corp.	77,244,911	3.5
101,275	Oracle Corp.	10,677,423	0.5
19,783 (1)	Palo Alto Networks, Inc.	5,833,611	0.3
72,072 (1)	PayPal Holdings, Inc.	4,425,942	0.2
73,234	Qualcomm, Inc.	10,591,833	0.5

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
6,936	Roper Technologies, Inc.	$3,781,299	0.2
62,134 (1)	Salesforce, Inc.	16,349,941	0.7
13,365 (1)	ServiceNow, Inc.	9,442,239	0.4
20,630 (1)	Snowflake, Inc. - Class A	4,105,370	0.2
9,970 (1)	Synopsys, Inc.	5,133,653	0.2
59,588	Texas Instruments, Inc.	10,157,370	0.5
104,713	Visa, Inc. - Class A	27,262,030	1.2
13,171 (1)	Workday, Inc. - Class A	3,635,986	0.2

	Materials: 1.6%
14,556	Air Products and Chemicals, Inc.	3,985,433	0.2
46,438	Dow, Inc.	2,546,660	0.1
16,303	Ecolab, Inc.	3,233,700	0.2
93,753	Freeport-McMoRan, Inc.	3,991,065	0.2
31,817	Linde PLC	13,067,560	0.6
75,701	Newmont Corp.	3,133,264	0.1
15,610	Sherwin-Williams Co.	4,868,759	0.2
5,583	Southern Copper Corp.	480,529	0.0

	Real Estate: 1.2%
30,558	American Tower Corp.	6,596,861	0.3
28,392	Crown Castle, Inc.	3,270,474	0.2
6,127	Equinix, Inc.	4,934,625	0.2
60,559	Prologis, Inc.	8,072,515	0.4
10,281	Public Storage	3,135,705	0.1

	Utilities: 1.3%
33,801	American Electric Power Co., Inc.	2,745,317	0.1
54,856	Dominion Energy, Inc.	2,578,232	0.1
50,596	Duke Energy Corp.	4,909,836	0.2
65,232	Exelon Corp.	2,341,829	0.1
132,887	NextEra Energy, Inc.	8,071,557	0.4
41,347	Sempra Energy	3,089,861	0.2
71,527	Southern Co.	5,015,473	0.2

	Total Common Stock
	(Cost $1,046,057,357)	2,185,641,018	99.4

EXCHANGE-TRADED FUNDS: 0.4%
66,199	iShares Russell Top 200 ETF	7,618,843	0.4

	Total Exchange-Traded Funds
	(Cost $7,296,376)	7,618,843	0.4

	Total Long-Term Investments
	(Cost $1,053,353,733)	2,193,259,861	99.8
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
3,158,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $3,158,000)	$3,158,000	0.1

	Total Short-Term Investments (Cost $3,158,000)	$3,158,000	0.1

	Total Investments in Securities (Cost $1,056,511,733)	$2,196,417,861	99.9

	Assets in Excess of Other Liabilities	2,236,594	0.1
	Net Assets	$2,198,654,455	100.0

(1)	Non-income producing security.

(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$2,185,641,018	$—	$—	$2,185,641,018
Exchange-Traded Funds	7,618,843	—	—	7,618,843
Short-Term Investments	3,158,000	—	—	3,158,000
Total Investments, at fair value	$2,196,417,861	$—	$—	$2,196,417,861
Other Financial Instruments+
Futures	242,687	—	—	242,687
Total Assets	$2,196,660,548	$—	$—	$2,196,660,548

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Appreciation
Long Contracts:
S&P 500 E-Mini	27	03/15/24	$6,507,000	$242,687
			$6,507,000	$242,687

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$242,687
Total Asset Derivatives		$242,687

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$735,536
Total	$735,536

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$421,673
Total	$421,673

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,065,808,929.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,154,485,322
Gross Unrealized Depreciation	(23,633,703)
Net Unrealized Appreciation	$1,130,851,619

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 5.5%
721,477	AT&T, Inc.	$12,106,384	0.9
402,317	Comcast Corp. - Class A	17,641,600	1.4
52,751	T-Mobile US, Inc.	8,457,568	0.7
424,093	Verizon Communications, Inc.	15,988,306	1.2
184,286	Walt Disney Co.	16,639,183	1.3
		70,833,041	5.5
	Consumer Discretionary: 2.6%
293 (1)	AutoZone, Inc.	757,584	0.0
395,342	Ford Motor Co.	4,819,219	0.4
138,291	General Motors Co.	4,967,413	0.4
2,515	Las Vegas Sands Corp.	123,763	0.0
15,539	Lowe’s Cos., Inc.	3,458,205	0.3
43,142	McDonald’s Corp.	12,792,034	1.0
55,962	NIKE, Inc. - Class B	6,075,794	0.5
905 (1)	O’Reilly Automotive, Inc.	859,822	0.0
		33,853,834	2.6
	Consumer Staples: 10.3%
179,992	Altria Group, Inc.	7,260,877	0.6
53,783	Archer-Daniels-Midland Co.	3,884,208	0.3
197,816	Coca-Cola Co.	11,657,297	0.9
82,694	Colgate-Palmolive Co.	6,591,539	0.5
14,602	Constellation Brands, Inc. - Class A	3,530,034	0.3
15,866	Estee Lauder Cos., Inc. - Class A	2,320,403	0.2
58,567	General Mills, Inc.	3,815,054	0.3
3,896	Hershey Co.	726,370	0.1
115,523	Kenvue, Inc.	2,487,210	0.2
96,012	Keurig Dr Pepper, Inc.	3,199,120	0.2
1,995	Kimberly-Clark Corp.	242,412	0.0
80,917	Kraft Heinz Co.	2,992,311	0.2
137,037	Mondelez International, Inc. - Class A	9,925,590	0.8
42,899	PepsiCo, Inc.	7,285,966	0.6
156,391	Philip Morris International, Inc.	14,713,265	1.1
192,648	Procter & Gamble Co.	28,230,638	2.2
143,843	Walmart, Inc.	22,676,849	1.8
		131,539,143	10.3
	Energy: 9.2%
173,402	Chevron Corp.	25,864,642	2.0
120,739	ConocoPhillips	14,014,176	1.1
59,219	EOG Resources, Inc.	7,162,538	0.6
407,953	Exxon Mobil Corp.	40,787,141	3.2
197,561	Kinder Morgan, Inc.	3,484,976	0.3
38,234	Marathon Petroleum Corp.	5,672,396	0.4
69,225	Occidental Petroleum Corp.	4,133,425	0.3
23,449	Pioneer Natural Resources Co.	5,273,211	0.4
143,561	Schlumberger NV	7,470,915	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
34,197	Valero Energy Corp.	$4,445,610	0.3
		118,309,030	9.2
	Financials: 24.2%
39,283	American Express Co.	7,359,277	0.6
71,711	American International Group, Inc.	4,858,420	0.4
19,970	Aon PLC - Class A	5,811,670	0.5
694,440	Bank of America Corp.	23,381,795	1.8
184,539 (1)	Berkshire Hathaway, Inc. - Class B	65,817,680	5.1
14,979	BlackRock, Inc.	12,159,952	0.9
38,186	Capital One Financial Corp.	5,006,948	0.4
149,355	Charles Schwab Corp.	10,275,624	0.8
40,916	Chubb Ltd.	9,247,016	0.7
192,715	Citigroup, Inc.	9,913,260	0.8
36,179	CME Group, Inc.	7,619,298	0.6
43,737 (1)	Fiserv, Inc.	5,810,023	0.5
32,134	Goldman Sachs Group, Inc.	12,396,333	1.0
57,038	Intercontinental Exchange, Inc.	7,325,390	0.6
290,901	JPMorgan Chase & Co.	49,482,260	3.9
9,926	Marsh & McLennan Cos., Inc.	1,880,679	0.1
63,809	MetLife, Inc.	4,219,689	0.3
1,407	Moody’s Corp.	549,518	0.0
121,157	Morgan Stanley	11,297,890	0.9
40,126	PNC Financial Services Group, Inc.	6,213,511	0.5
14,782	Progressive Corp.	2,354,477	0.2
29,645	S&P Global, Inc.	13,059,216	1.0
22,964	Travelers Cos., Inc.	4,374,412	0.3
133,624	Truist Financial Corp.	4,933,398	0.4
156,945	US Bancorp	6,792,580	0.5
369,847	Wells Fargo & Co.	18,203,869	1.4
		310,344,185	24.2
	Health Care: 19.1%
163,458	Abbott Laboratories	17,991,822	1.4
17,226	Amgen, Inc.	4,961,432	0.4
29,182	Becton Dickinson and Co.	7,115,447	0.5
147,389 (1)	Boston Scientific Corp.	8,520,558	0.7
205,181	Bristol-Myers Squibb Co.	10,527,837	0.8
53,761 (1)	Centene Corp.	3,989,604	0.3
27,244	Cigna Group	8,158,216	0.6
129,037	CVS Health Corp.	10,188,762	0.8
66,326	Danaher Corp.	15,343,857	1.2
20,712	Elevance Health, Inc.	9,766,951	0.8
36,291	GE HealthCare Technologies, Inc.	2,806,020	0.2
125,953	Gilead Sciences, Inc.	10,203,453	0.8
15,891	HCA Healthcare, Inc.	4,301,376	0.3
7,124	Humana, Inc.	3,261,438	0.2
242,872	Johnson & Johnson	38,067,757	3.0
8,456	McKesson Corp.	3,914,959	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
133,852	Medtronic PLC	$11,026,728	0.9
208,876	Merck & Co., Inc.	22,771,662	1.8
33,485 (1)	Moderna, Inc.	3,330,083	0.3
569,415	Pfizer, Inc.	16,393,458	1.3
9,627 (1)	Regeneron Pharmaceuticals, Inc.	8,455,298	0.6
26,705	Stryker Corp.	7,997,079	0.6
14,929	Thermo Fisher Scientific, Inc.	7,924,164	0.6
14,894	UnitedHealth Group, Inc.	7,841,244	0.6
2,207 (1)	Vertex Pharmaceuticals, Inc.	898,006	0.1
		245,757,211	19.1
	Industrials: 10.7%
55,402	3M Co.	6,056,547	0.5
5,918	Automatic Data Processing, Inc.	1,378,716	0.1
48,550 (1)	Boeing Co.	12,655,043	1.0
12,854	Caterpillar, Inc.	3,800,542	0.3
176,757	CSX Corp.	6,128,165	0.5
1,736	Deere & Co.	694,174	0.1
40,129	Eaton Corp. PLC	9,663,866	0.7
57,505	Emerson Electric Co.	5,596,962	0.4
23,365	FedEx Corp.	5,910,644	0.5
24,661	General Dynamics Corp.	6,403,722	0.5
109,253	General Electric Co.	13,943,960	1.1
58,439	Honeywell International, Inc.	12,255,243	1.0
5,580	Illinois Tool Works, Inc.	1,461,625	0.1
68,514	Johnson Controls International PLC	3,949,147	0.3
19,053	L3Harris Technologies, Inc.	4,012,943	0.3
22,892	Norfolk Southern Corp.	5,411,211	0.4
13,602	Northrop Grumman Corp.	6,367,640	0.5
144,919	Raytheon Technologies Corp.	12,193,485	0.9
35,136	Union Pacific Corp.	8,630,104	0.7
52,763	United Parcel Service, Inc. - Class B	8,295,927	0.6
22,109	Veralto Corp.	1,818,686	0.1
4,139	Waste Management, Inc.	741,295	0.1
		137,369,647	10.7
	Information Technology: 9.6%
69,620 (1)	Advanced Micro Devices, Inc.	10,262,684	0.8
50,184	Analog Devices, Inc.	9,964,535	0.8
13,051	Applied Materials, Inc.	2,115,176	0.2
408,646	Cisco Systems, Inc.	20,644,796	1.6
425,247	Intel Corp.	21,368,662	1.7
91,566	International Business Machines Corp.	14,975,619	1.2
703	Lam Research Corp.	550,632	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
110,131	Micron Technology, Inc.	$9,398,580	0.7
1,331	Motorola Solutions, Inc.	416,723	0.0
91,575	Oracle Corp.	9,654,752	0.7
10,400 (1)	PayPal Holdings, Inc.	638,664	0.0
14,391	Qualcomm, Inc.	2,081,370	0.2
10,649	Roper Technologies, Inc.	5,805,515	0.5
23,465 (1)	Salesforce, Inc.	6,174,580	0.5
54,155	Texas Instruments, Inc.	9,231,261	0.7
		123,283,549	9.6
	Materials: 3.2%
22,347	Air Products and Chemicals, Inc.	6,118,609	0.5
71,290	Dow, Inc.	3,909,543	0.3
5,556	Ecolab, Inc.	1,102,032	0.1
143,928	Freeport-McMoRan, Inc.	6,127,015	0.5
44,253	Linde PLC	18,175,150	1.4
116,215	Newmont Corp.	4,810,139	0.3
4,002	Sherwin-Williams Co.	1,248,224	0.1
		41,490,712	3.2
	Real Estate: 1.8%
38,967	Crown Castle, Inc.	4,488,609	0.3
4,684	Equinix, Inc.	3,772,447	0.3
92,968	Prologis, Inc.	12,392,634	1.0
6,613	Public Storage	2,016,965	0.2
		22,670,655	1.8
	Utilities: 3.4%
51,891	American Electric Power Co., Inc.	4,214,587	0.3
84,213	Dominion Energy, Inc.	3,958,011	0.3
77,673	Duke Energy Corp.	7,537,388	0.6
100,143	Exelon Corp.	3,595,133	0.3
204,004	NextEra Energy, Inc.	12,391,203	0.9
63,475	Sempra Energy	4,743,487	0.4
109,806	Southern Co.	7,699,597	0.6
		44,139,406	3.4
	Total Common Stock (Cost $1,003,646,964)	1,279,590,413	99.6

EXCHANGE-TRADED FUNDS: 0.1%
28,126	iShares Russell Top 200 Value ETF	1,973,602	0.1

	Total Exchange-Traded Funds (Cost $1,894,336)	1,973,602	0.1

	Total Long-Term Investments (Cost $1,005,541,300)	1,281,564,015	99.7

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,364,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $1,364,000)	$1,364,000	0.1

	Total Short-Term Investments (Cost $1,364,000)	$1,364,000	0.1
	Total Investments in Securities (Cost $1,006,905,300)	$1,282,928,015	99.8
	Assets in Excess of Other Liabilities	2,314,070	0.2
	Net Assets	$1,285,242,085	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$1,279,590,413	$—	$—	$1,279,590,413
Exchange-Traded Funds	1,973,602	—	—	1,973,602
Short-Term Investments	1,364,000	—	—	1,364,000
Total Investments, at fair value	$1,282,928,015	$—	$—	$1,282,928,015
Other Financial Instruments+
Futures	180,569	—	—	180,569
Total Assets	$1,283,108,584	$—	$—	$1,283,108,584

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P 500 E-Mini	20	03/15/24	$4,820,000	$180,569
			$4,820,000	$180,569

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$180,569
Total Asset Derivatives		$180,569

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$500,673
Total	$500,673

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$311,512
Total	$311,512

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,021,043,579.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$309,358,404
Gross Unrealized Depreciation	(47,293,400)
Net Unrealized Appreciation	$262,065,004

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 4.2%
125	Cable One, Inc.	$69,574	0.0
35,875	Iridium Communications, Inc.	1,476,615	0.1
1,066 (1)	Liberty Broadband Corp. - Class A	85,962	0.0
7,535 (1)	Liberty Broadband Corp. - Class C	607,246	0.1
11,055 (1)	Live Nation Entertainment, Inc.	1,034,748	0.1
78,507 (1)	Match Group, Inc.	2,865,506	0.3
3,578	Nexstar Media Group, Inc.	560,851	0.1
182,971 (1)	Pinterest, Inc. - Class A	6,777,246	0.7
6,236 (1)	Playtika Holding Corp.	54,378	0.0
145,146 (1)	ROBLOX Corp. - Class A	6,636,075	0.7
4,776 (1)	Roku, Inc.	437,768	0.0
43,833 (1)	Spotify Technology SA	8,236,659	0.8
18,972	TKO Group Holdings, Inc.	1,547,736	0.2
137,796 (1)	Trade Desk, Inc. - Class A	9,915,800	1.0
48,618 (1)	ZoomInfo Technologies, Inc.	898,947	0.1
	Consumer Discretionary: 13.1%
8,344	Best Buy Co., Inc.	653,168	0.1
2,659 (1)(2)	Birkenstock Holding PLC	129,573	0.0
2,225 (1)	Bright Horizons Family Solutions, Inc.	209,684	0.0
1,737	Brunswick Corp.	168,055	0.0
20,196 (1)	Burlington Stores, Inc.	3,927,718	0.4
26,294 (1)	Caesars Entertainment, Inc.	1,232,663	0.1
2,765 (1)	CarMax, Inc.	212,186	0.0
3,906 (1)	Cava Group, Inc.	167,880	0.0
9,328 (2)	Choice Hotels International, Inc.	1,056,862	0.1
22,222	Churchill Downs, Inc.	2,998,414	0.3
342,550 (1)	Coupang, Inc.	5,545,885	0.6
19,013 (1)	Crocs, Inc.	1,776,004	0.2
17,624	Darden Restaurants, Inc.	2,895,623	0.3
8,192 (1)	Deckers Outdoor Corp.	5,475,779	0.6
1,390	Dick’s Sporting Goods, Inc.	204,261	0.0
10,918	Domino’s Pizza, Inc.	4,500,727	0.5
74,897 (1)	DoorDash, Inc. - Class A	7,406,564	0.7
130,681 (1)	DraftKings, Inc. - Class A	4,606,505	0.5
10,360	eBay, Inc.	451,903	0.0
21,517 (1)	Etsy, Inc.	1,743,953	0.2
31,462 (1)	Expedia Group, Inc.	4,775,617	0.5
17,124 (1)	Five Below, Inc.	3,650,152	0.4
32,527 (1)	Floor & Decor Holdings, Inc. - Class A	3,628,712	0.4
2,593 (1)	Grand Canyon Education, Inc.	342,380	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
29,520	H&R Block, Inc.	$1,427,882	0.1
35,680	Hilton Worldwide Holdings, Inc.	6,496,971	0.7
5,760	Murphy USA, Inc.	2,053,786	0.2
31,839 (1)	Norwegian Cruise Line Holdings Ltd.	638,054	0.1
82 (1)	NVR, Inc.	574,037	0.1
6,182 (1)	Ollie’s Bargain Outlet Holdings, Inc.	469,152	0.0
104,923 (1)	Peloton Interactive, Inc. - Class A	638,981	0.1
12,706 (1)	Planet Fitness, Inc. - Class A	927,538	0.1
1,482	Polaris, Inc.	140,449	0.0
11,876	Pool Corp.	4,735,080	0.5
797 (1)	RH	232,310	0.0
97,981	Ross Stores, Inc.	13,559,591	1.4
22,025 (1)	Royal Caribbean Cruises Ltd.	2,852,017	0.3
16,706	Service Corp. International	1,143,526	0.1
2,955 (1)	Skechers USA, Inc. - Class A	184,215	0.0
4,582	Tapestry, Inc.	168,663	0.0
10,585	Tempur Sealy International, Inc.	539,517	0.1
20,893	Texas Roadhouse, Inc.	2,553,751	0.3
643 (1)	TopBuild Corp.	240,649	0.0
34,241	Tractor Supply Co.	7,362,842	0.7
9,972	Travel + Leisure Co.	389,806	0.0
15,370 (1)	Ulta Beauty, Inc.	7,531,146	0.8
1,169	Vail Resorts, Inc.	249,546	0.0
10,735 (1)	Victoria’s Secret & Co.	284,907	0.0
8,997 (1)	Wayfair, Inc. - Class A	555,115	0.1
53,347	Wendy’s Co.	1,039,200	0.1
2,570	Williams-Sonoma, Inc.	518,575	0.1
9,359	Wingstop, Inc.	2,401,332	0.2
1,802	Wyndham Hotels & Resorts, Inc.	144,899	0.0
1,980	Wynn Resorts Ltd.	180,398	0.0
27,072 (1)	YETI Holdings, Inc.	1,401,788	0.1
76,979	Yum! Brands, Inc.	10,058,076	1.0
	Consumer Staples: 2.7%
11,196	Albertsons Cos., Inc. - Class A	257,508	0.0
14,384 (1)	BJ’s Wholesale Club Holdings, Inc.	958,838	0.1
2,714 (1)	Boston Beer Co., Inc. - Class A	937,931	0.1
12,143	Brown-Forman Corp. - Class A	723,601	0.1
45,639	Brown-Forman Corp. - Class B	2,605,987	0.3
1,676	Casey’s General Stores, Inc.	460,464	0.0
44,896 (1)	Celsius Holdings, Inc.	2,447,730	0.2
68,433	Church & Dwight Co., Inc.	6,471,025	0.6
38,664	Clorox Co.	5,513,100	0.6

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
3,720 (1)	Freshpet, Inc.	$322,747	0.0
42,891	Lamb Weston Holdings, Inc.	4,636,088	0.5
4,537 (1)	Maplebear, Inc.	106,483	0.0
22,506 (1)	Performance Food Group Co.	1,556,290	0.2
	Energy: 3.8%
35,386	Antero Midstream Corp.	443,387	0.0
84,881	APA Corp.	3,045,530	0.3
74,931	Cheniere Energy, Inc.	12,791,471	1.3
56,466	Halliburton Co.	2,041,246	0.2
48,493	Hess Corp.	6,990,751	0.7
20,239 (2)	New Fortress Energy, Inc.	763,617	0.1
10,005	ONEOK, Inc.	702,551	0.1
35,542	Ovintiv, Inc.	1,561,005	0.2
69,106	Targa Resources Corp.	6,003,238	0.6
1,927	Texas Pacific Land Corp.	3,030,111	0.3
	Financials: 9.5%
32,085	Ameriprise Financial, Inc.	12,186,846	1.2
163,141	Apollo Global Management, Inc.	15,203,110	1.6
15,768 (1)	Arch Capital Group Ltd.	1,171,089	0.1
51,051	Ares Management Corp. - Class A	6,070,985	0.6
3,708	Arthur J Gallagher & Co.	833,855	0.1
63,068 (1)	Block, Inc.	4,878,310	0.5
21,212	Blue Owl Capital, Inc.	316,059	0.0
2,067 (1)	Brighthouse Financial, Inc.	109,386	0.0
28,907	Brown & Brown, Inc.	2,055,577	0.2
108,081	Equitable Holdings, Inc.	3,599,097	0.4
1,808	Everest Re Group Ltd.	639,273	0.1
11,997	FactSet Research Systems, Inc.	5,723,169	0.6
370	First Citizens BancShares, Inc. - Class A	525,019	0.1
1,170	Houlihan Lokey, Inc.	140,295	0.0
6,821	Kinsale Capital Group, Inc.	2,284,421	0.2
51,037	KKR & Co., Inc.	4,228,415	0.4
4,911	Lincoln National Corp.	132,450	0.0
23,558	LPL Financial Holdings, Inc.	5,362,272	0.6
11,579	MarketAxess Holdings, Inc.	3,390,910	0.4
8,033	Morningstar, Inc.	2,299,366	0.2
12,006	MSCI, Inc.	6,791,194	0.7
500,638 (1)	NU Holdings Ltd./ Cayman Islands - Class A	4,170,314	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
7,208	Primerica, Inc.	$1,483,118	0.2
4,159	RenaissanceRe Holdings Ltd.	815,164	0.1
2,777	RLI Corp.	369,674	0.0
13,186 (1)(2)	Rocket Cos., Inc. - Class A	190,933	0.0
29,635 (1)	Ryan Specialty Holdings, Inc.	1,274,898	0.1
16,753 (1)	Shift4 Payments, Inc. - Class A	1,245,418	0.1
27,690	SLM Corp.	529,433	0.1
110,721 (1)	Toast, Inc. - Class A	2,021,765	0.2
5,815	TPG, Inc.	251,034	0.0
12,446	Tradeweb Markets, Inc. - Class A	1,131,092	0.1
10,506 (2)	UWM Holdings Corp.	75,118	0.0
6,120 (1)	WEX, Inc.	1,190,646	0.1
4,042	Willis Towers Watson PLC	974,930	0.1
8,377	XP, Inc. - Class A	218,388	0.0
	Health Care: 18.4%
28,690 (1)	10X Genomics, Inc. - Class A	1,605,492	0.2
74,285	Agilent Technologies, Inc.	10,327,843	1.0
80,997 (1)	agilon health, Inc.	1,016,512	0.1
23,870 (1)	Align Technology, Inc.	6,540,380	0.7
31,078 (1)	Alnylam Pharmaceuticals, Inc.	5,948,640	0.6
50,542	AmerisourceBergen Corp.	10,380,316	1.1
31,582 (1)	Apellis Pharmaceuticals, Inc.	1,890,498	0.2
6,903 (1)	BioMarin Pharmaceutical, Inc.	665,587	0.1
45,867	Bio-Techne Corp.	3,539,098	0.4
33,186	Bruker Corp.	2,438,507	0.2
39,486	Cardinal Health, Inc.	3,980,189	0.4
13,509 (1)	Certara, Inc.	237,623	0.0
3,280	Chemed Corp.	1,917,980	0.2
16,877 (1)	DaVita, Inc.	1,768,034	0.2
120,945 (1)	Dexcom, Inc.	15,008,065	1.5
16,322 (1)	Doximity, Inc. - Class A	457,669	0.0
2,098	Encompass Health Corp.	139,979	0.0
19,366 (1)	Exact Sciences Corp.	1,432,697	0.1
72,509 (1)	Exelixis, Inc.	1,739,491	0.2
10,518 (1)	Globus Medical, Inc. - Class A	560,504	0.1
3,796 (1)	ICON PLC	1,074,534	0.1
25,750 (1)	IDEXX Laboratories, Inc.	14,292,537	1.5
14,732 (1)	Illumina, Inc.	2,051,284	0.2
42,523 (1)	Incyte Corp.	2,670,019	0.3
8,985 (1)	Inspire Medical Systems, Inc.	1,827,818	0.2
21,666 (1)	Insulet Corp.	4,701,089	0.5
38,313 (1)	Ionis Pharmaceuticals, Inc.	1,938,255	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
52,741 (1)	IQVIA Holdings, Inc.	$12,203,213	1.2
9,883 (1)	Jazz Pharmaceuticals PLC	1,215,609	0.1
9,935 (1)	Karuna Therapeutics, Inc.	3,144,527	0.3
19,877 (1)	Maravai LifeSciences Holdings, Inc. - Class A	130,194	0.0
13,488 (1)	Masimo Corp.	1,580,928	0.2
7,281 (1)	Medpace Holdings, Inc.	2,231,845	0.2
6,810 (1)	Mettler-Toledo International, Inc.	8,260,258	0.8
9,825 (1)	Molina Healthcare, Inc.	3,549,871	0.4
33,568 (1)	Natera, Inc.	2,102,699	0.2
30,206 (1)	Neurocrine Biosciences, Inc.	3,979,943	0.4
32,792 (1)	Novocure Ltd.	489,585	0.1
11,337 (1)	Penumbra, Inc.	2,851,709	0.3
7,669 (1)	Repligen Corp.	1,378,886	0.1
45,396	ResMed, Inc.	7,809,020	0.8
105,204 (1)	Roivant Sciences Ltd.	1,181,441	0.1
27,956 (1)	Sarepta Therapeutics, Inc.	2,695,797	0.3
11,333 (1)	Shockwave Medical, Inc.	2,159,616	0.2
21,692 (1)	Sotera Health Co.	365,510	0.0
2,750 (1)	Tandem Diabetes Care, Inc.	81,345	0.0
24,558 (1)	Ultragenyx Pharmaceutical, Inc.	1,174,364	0.1
45,282 (1)	Veeva Systems, Inc. - Class A	8,717,691	0.9
18,307 (1)	Waters Corp.	6,027,214	0.6
23,138	West Pharmaceutical Services, Inc.	8,147,353	0.8
	Industrials: 17.4%
4,047	A. O. Smith Corp.	333,635	0.0
21,306	Advanced Drainage Systems, Inc.	2,996,476	0.3
25,370	Allegion PLC	3,214,125	0.3
2,706	Allison Transmission Holdings, Inc.	157,354	0.0
12,038	AMERCO	847,957	0.1
75,319 (1)	American Airlines Group, Inc.	1,034,883	0.1
4,000	Armstrong World Industries, Inc.	393,280	0.0
2,140	Avis Budget Group, Inc.	379,336	0.0
22,003 (1)	Axon Enterprise, Inc.	5,684,035	0.6
40,067	Booz Allen Hamilton Holding Corp.	5,124,970	0.5
4,879	BWX Technologies, Inc.	374,366	0.0
3,965 (1)	Ceridian HCM Holding, Inc.	266,131	0.0
27,991	CH Robinson Worldwide, Inc.	2,418,142	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
95,902 (1)(2)	ChargePoint Holdings, Inc.	$224,411	0.0
24,114	Cintas Corp.	14,532,543	1.5
268,297 (1)	Copart, Inc.	13,146,553	1.3
54,355 (1)	CoStar Group, Inc.	4,750,083	0.5
10,233	Delta Air Lines, Inc.	411,674	0.0
15,703	Donaldson Co., Inc.	1,026,191	0.1
5,016	EMCOR Group, Inc.	1,080,597	0.1
26,365	Equifax, Inc.	6,519,801	0.7
6,214	Expeditors International of Washington, Inc.	790,421	0.1
133,731	Fastenal Co.	8,661,757	0.9
3,448	Ferguson PLC	665,705	0.1
1,924 (1)	FTI Consulting, Inc.	383,165	0.0
13,772	Genpact Ltd.	478,026	0.1
21,361	Graco, Inc.	1,853,280	0.2
12,704	HEICO Corp.	2,272,364	0.2
22,839	HEICO Corp. - Class A	3,253,187	0.3
7,636	Hubbell, Inc.	2,511,709	0.3
1,914	IDEX Corp.	415,549	0.0
5,069	JB Hunt Transport Services, Inc.	1,012,482	0.1
15,224	KBR, Inc.	843,562	0.1
8,895	Landstar System, Inc.	1,722,517	0.2
16,310	Lincoln Electric Holdings, Inc.	3,546,773	0.4
107,249 (1)	Lyft, Inc. - Class A	1,607,662	0.2
1,946	MSA Safety, Inc.	328,543	0.0
28,716	Old Dominion Freight Line, Inc.	11,639,456	1.2
7,627	Otis Worldwide Corp.	682,388	0.1
9,208 (1)	Paycor HCM, Inc.	198,801	0.0
11,820	Quanta Services, Inc.	2,550,756	0.3
43,431	RB Global, Inc.	2,905,100	0.3
35,930	Rockwell Automation, Inc.	11,155,546	1.1
79,789	Rollins, Inc.	3,484,386	0.4
913 (1)	Saia, Inc.	400,095	0.0
4,472 (1)	SiteOne Landscape Supply, Inc.	726,700	0.1
3,364 (1)	Spirit AeroSystems Holdings, Inc. - Class A	106,908	0.0
2,998	Tetra Tech, Inc.	500,456	0.1
32,531	Toro Co.	3,122,651	0.3
21,006	Trane Technologies PLC	5,123,363	0.5
2,800	TransDigm Group, Inc.	2,832,480	0.3
33,940 (1)	Trex Co., Inc.	2,809,893	0.3
936 (1)	U-Haul Holding Co.	67,205	0.0
4,337	United Rentals, Inc.	2,486,923	0.3
428	Valmont Industries, Inc.	99,942	0.0
44,617	Verisk Analytics, Inc.	10,657,217	1.1
7,832	Vertiv Holdings Co. - Class A	376,171	0.0
2,584	Watsco, Inc.	1,107,166	0.1
15,105 (1)	WillScot Mobile Mini Holdings Corp.	672,172	0.1
13,809	WW Grainger, Inc.	11,443,380	1.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
8,823	Xylem, Inc.	$1,008,998	0.1
	Information Technology: 26.6%
23,427 (1)	Allegro MicroSystems, Inc.	709,135	0.1
19,136 (1)	Alteryx, Inc. - Class A	902,454	0.1
91,718	Amphenol Corp. - Class A	9,092,005	0.9
22,387 (1)	ANSYS, Inc.	8,123,795	0.8
16,872 (1)	AppLovin Corp. - Class A	672,349	0.1
56,355	Bentley Systems, Inc. - Class B	2,940,604	0.3
30,632	Broadridge Financial Solutions, Inc.	6,302,534	0.6
39,810	CDW Corp.	9,049,609	0.9
90,861 (1)	Cloudflare, Inc. - Class A	7,565,087	0.8
57,837 (1)	Confluent, Inc. - Class A	1,353,386	0.1
66,743 (1)	Crowdstrike Holdings, Inc. - Class A	17,040,823	1.7
85,385 (1)	Datadog, Inc. - Class A	10,364,031	1.1
63,225 (1)	DocuSign, Inc.	3,758,726	0.4
42,969 (1)	DoubleVerify Holdings, Inc.	1,580,400	0.2
71,731 (1)	Dropbox, Inc. - Class A	2,114,630	0.2
75,154 (1)	Dynatrace, Inc.	4,110,172	0.4
24,788 (1)	Elastic NV	2,793,608	0.3
41,605 (1)	Enphase Energy, Inc.	5,497,685	0.6
2,427	Entegris, Inc.	290,803	0.0
17,381 (1)	EPAM Systems, Inc.	5,168,066	0.5
7,375 (1)	Euronet Worldwide, Inc.	748,489	0.1
7,576 (1)	Fair Isaac Corp.	8,818,540	0.9
22,219 (1)	Five9, Inc.	1,748,413	0.2
20,897 (1)	FleetCor Technologies, Inc.	5,905,701	0.6
24,000 (1)	Gartner, Inc.	10,826,640	1.1
27,012	Gen Digital, Inc.	616,414	0.1
27,409 (1)	Gitlab, Inc. - Class A	1,725,671	0.2
12,884 (1)	Globant SA	3,066,134	0.3
27,809 (1)	GoDaddy, Inc. - Class A	2,952,203	0.3
20,787 (1)	HashiCorp, Inc. - Class A	491,405	0.1
55,116	HP, Inc.	1,658,440	0.2
14,278 (1)	HubSpot, Inc.	8,288,950	0.8
1,067 (1)	Informatica, Inc. - Class A	30,292	0.0
24,478	Jabil, Inc.	3,118,497	0.3
7,206	Jack Henry & Associates, Inc.	1,177,532	0.1
14,203 (1)	Keysight Technologies, Inc.	2,259,555	0.2
42,577 (1)	Lattice Semiconductor Corp.	2,937,387	0.3
19,262 (1)	Manhattan Associates, Inc.	4,147,494	0.4

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
119,922	Microchip Technology, Inc.	$10,814,566	1.1
20,918 (1)	MongoDB, Inc.	8,552,324	0.9
14,367	Monolithic Power Systems, Inc.	9,062,416	0.9
1,963 (1)	nCino, Inc.	66,016	0.0
26,225	NetApp, Inc.	2,311,996	0.2
18,453 (1)	Nutanix, Inc. - Class A	880,024	0.1
3,058 (1)	Okta, Inc.	276,841	0.0
595,568 (1)	Palantir Technologies, Inc. - Class A	10,225,903	1.0
100,765	Paychex, Inc.	12,002,119	1.2
16,146	Paycom Software, Inc.	3,337,701	0.3
13,126 (1)	Paylocity Holding Corp.	2,163,821	0.2
13,101	Pegasystems, Inc.	640,115	0.1
24,870 (1)	Procore Technologies, Inc.	1,721,501	0.2
18,730 (1)	PTC, Inc.	3,277,001	0.3
69,607 (1)	Pure Storage, Inc. - Class A	2,482,186	0.3
26,661 (1)	RingCentral, Inc. - Class A	905,141	0.1
9,784 (1)	SentinelOne, Inc. - Class A	268,473	0.0
39,976 (1)	Smartsheet, Inc. - Class A	1,911,652	0.2
48,620 (1)	Splunk, Inc.	7,407,257	0.8
31,019 (1)	Teradata Corp.	1,349,637	0.1
40,132	Teradyne, Inc.	4,355,125	0.5
8,730 (1)	Twilio, Inc. - Class A	662,345	0.1
9,837 (1)	Tyler Technologies, Inc.	4,113,046	0.4
1,096	Ubiquiti, Inc.	152,958	0.0
91,208 (1)	UiPath, Inc. - Class A	2,265,607	0.2
35,854 (1)	Unity Software, Inc.	1,466,070	0.2
6,599	Universal Display Corp.	1,262,125	0.1
1,471 (1)	VeriSign, Inc.	302,967	0.0
16,438	Vontier Corp.	567,933	0.1
16,727	Western Union Co.	199,386	0.0
2,880 (1)	Zebra Technologies Corp. - Class A	787,190	0.1
27,666 (1)	Zscaler, Inc.	6,129,679	0.6
	Materials: 1.3%
41,683	Ardagh Metal Packaging SA	160,063	0.0
8,304	Avery Dennison Corp.	1,678,737	0.2
7,398 (1)	Axalta Coating Systems Ltd.	251,310	0.0
7,103	Eagle Materials, Inc.	1,440,772	0.2
5,816	FMC Corp.	366,699	0.0
44,178 (1)(2)	Ginkgo Bioworks Holdings, Inc.	74,661	0.0
50,911	Graphic Packaging Holding Co.	1,254,956	0.1
18,422	PPG Industries, Inc.	2,755,010	0.3
7,592	RPM International, Inc.	847,495	0.1
12,901	Scotts Miracle-Gro Co.	822,439	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
24,847	Sealed Air Corp.	$907,412	0.1
11,332 (1)	Valvoline, Inc.	425,857	0.0
9,113	Vulcan Materials Co.	2,068,742	0.2
	Real Estate: 1.2%
18,158	Equity LifeStyle Properties, Inc.	1,280,865	0.2
44,814	Iron Mountain, Inc.	3,136,083	0.3
20,939	Lamar Advertising Co. - Class A	2,225,397	0.2
3,391	SBA Communications Corp.	860,263	0.1
22,120	Simon Property Group, Inc.	3,155,197	0.3
8,375	Sun Communities, Inc.	1,119,319	0.1
5,744	UDR, Inc.	219,938	0.0
	Utilities: 0.4%
127,575	AES Corp.	2,455,819	0.3
33,044	Vistra Corp.	1,272,855	0.1

	Total Common Stock (Cost $759,975,735)	972,612,225	98.6

EXCHANGE-TRADED FUNDS: 1.2%
112,779	iShares Russell Mid-Cap Growth ETF	11,780,894	1.2

	Total Exchange-Traded Funds (Cost $11,193,902)	11,780,894	1.2

	Total Long-Term Investments (Cost $771,169,637)	984,393,119	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreements: 0.3%
597,047 (3)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $597,396, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $608,988, due 01/18/24-08/15/36)	597,047	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $1,020,000, due 12/01/29-12/01/53)	$1,000,000	0.1
1,000,000 (3)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $1,020,000, due 07/01/37-01/01/54)	1,000,000	0.1
	Total Repurchase Agreements (Cost $2,597,047)	2,597,047	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
2,289,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $2,289,000)	$2,289,000	0.2
	Total Short-Term Investments (Cost $4,886,047)	4,886,047	0.5
	Total Investments in Securities (Cost $776,055,684)	$989,279,166	100.3
	Liabilities in Excess of Other Assets	(3,130,234)	(0.3)
	Net Assets	$986,148,932	100.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$972,612,225	$—	$—	$972,612,225
Exchange-Traded Funds	11,780,894	—	—	11,780,894
Short-Term Investments	2,289,000	2,597,047	—	4,886,047
Total Investments, at fair value	$986,682,119	$2,597,047	$—	$989,279,166
Other Financial Instruments+
Futures	142,247	—	—	142,247
Total Assets	$986,824,366	$2,597,047	$—	$989,421,413

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P Mid 400 E-Mini Index	9	03/15/24	$2,528,550	$142,247
			$2,528,550	$142,247

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$142,247
Total Asset Derivatives		$142,247

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$85,737
Total	$85,737

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$202,824
Total	$202,824

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $794,519,363.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$254,432,132
Gross Unrealized Depreciation	(59,530,082)
Net Unrealized Appreciation	$194,902,050

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 3.5%
17,990 (1)	AMC Entertainment Holdings, Inc. - Class A	$110,099	0.0
505	Cable One, Inc.	281,078	0.0
24,575	Electronic Arts, Inc.	3,362,106	0.4
22,379	Fox Corp. - Class A	663,985	0.1
12,187	Fox Corp. - Class B	336,971	0.0
22,210 (1)	Frontier Communications Parent, Inc.	562,801	0.1
6,722 (1)	IAC, Inc.	352,098	0.0
34,984	Interpublic Group of Cos., Inc.	1,141,878	0.1
11,130	Iridium Communications, Inc.	458,111	0.1
1,496 (1)	Liberty Broadband Corp. - Class A	120,637	0.0
10,567 (1)	Liberty Broadband Corp. - Class C	851,595	0.1
2,158 (1)	Liberty Media Corp.- Liberty Formula One - Class A, Tracking Stock	125,121	0.0
17,599 (1)	Liberty Media Corp.- Liberty Formula One - Class C, Tracking Stock	1,111,025	0.1
1,777 (1)	Liberty Media Corp.- Liberty Live - Class A, Tracking Stock	64,949	0.0
4,236 (1)	Liberty Media Corp.- Liberty Live - Class C, Tracking Stock	158,384	0.0
13,932 (1)	Liberty Media Corp.- Liberty SiriusXM, Tracking Stock	400,963	0.0
6,737 (1)	Liberty Media Corp.- Liberty SiriusXM - Class A, Tracking Stock	193,621	0.0
14,201 (1)	Live Nation Entertainment, Inc.	1,329,214	0.1
1,686 (1)	Madison Square Garden Sports Corp.	306,565	0.0
25,295 (1)	Match Group, Inc.	923,267	0.1
14,651	New York Times Co. - Class A	717,752	0.1
34,545	News Corp. - Class A	848,080	0.1
10,564	News Corp. - Class B	271,706	0.0
3,030	Nexstar Media Group, Inc.	474,953	0.1
17,907	Omnicom Group, Inc.	1,549,135	0.2
831 (2)	Paramount Global - Class A	16,337	0.0
52,341	Paramount Global - Class B	774,123	0.1
53,135 (1)	Pinterest, Inc. - Class A	1,968,120	0.2
2,110 (1)	Playtika Holding Corp.	18,399	0.0
42,150 (1)	ROBLOX Corp. - Class A	1,927,098	0.2
11,182 (1)	Roku, Inc.	1,024,942	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services: (continued)
58,448 (2)	Sirius XM Holdings, Inc.	$319,711	0.0
12,725 (1)	Spotify Technology SA	2,391,155	0.3
14,968 (1)	Take-Two Interactive Software, Inc.	2,409,100	0.3
5,509	TKO Group Holdings, Inc.	449,424	0.0
40,003 (1)	Trade Desk, Inc. - Class A	2,878,616	0.3
9,757 (1)	TripAdvisor, Inc.	210,068	0.0
200,005 (1)	Warner Bros Discovery, Inc.	2,276,057	0.2
27,308 (1)	ZoomInfo Technologies, Inc.	504,925	0.1

	Consumer Discretionary: 10.8%
19,066	ADT, Inc.	130,030	0.0
5,386	Advance Auto Parts, Inc.	328,708	0.0
24,569 (1)	Aptiv PLC	2,204,331	0.2
21,247	Aramark	597,041	0.1
2,577 (1)	AutoNation, Inc.	387,014	0.0
20,788	Bath & Body Works, Inc.	897,210	0.1
17,681	Best Buy Co., Inc.	1,384,069	0.1
2,700 (1)(2)	Birkenstock Holding PLC	131,571	0.0
21,165	BorgWarner, Inc.	758,765	0.1
6,545	Boyd Gaming Corp.	409,783	0.0
5,210 (1)	Bright Horizons Family Solutions, Inc.	490,990	0.1
6,306	Brunswick Corp.	610,106	0.1
5,863 (1)	Burlington Stores, Inc.	1,140,236	0.1
18,663 (1)	Caesars Entertainment, Inc.	874,921	0.1
10,257 (1)	Capri Holdings Ltd.	515,312	0.1
14,333 (1)	CarMax, Inc.	1,099,914	0.1
90,202 (1)	Carnival Corp.	1,672,345	0.2
3,262	Carter’s, Inc.	244,291	0.0
1,465 (1)	Cava Group, Inc.	62,966	0.0
2,709 (2)	Choice Hotels International, Inc.	306,930	0.0
6,451	Churchill Downs, Inc.	870,433	0.1
3,204	Columbia Sportswear Co.	254,846	0.0
99,444 (1)	Coupang, Inc.	1,609,998	0.2
5,519 (1)	Crocs, Inc.	515,530	0.1
10,956	Darden Restaurants, Inc.	1,800,071	0.2
2,378 (1)	Deckers Outdoor Corp.	1,589,527	0.2
5,453	Dick’s Sporting Goods, Inc.	801,318	0.1
18,931 (1)	Dollar Tree, Inc.	2,689,149	0.3
3,171	Domino’s Pizza, Inc.	1,307,181	0.1
27,778 (1)	DoorDash, Inc. - Class A	2,746,966	0.3
28,256	DR Horton, Inc.	4,294,347	0.4
37,937 (1)	DraftKings, Inc. - Class A	1,337,279	0.1
48,512	eBay, Inc.	2,116,093	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
11,135 (1)	Etsy, Inc.	$902,492	0.1
12,481 (1)	Expedia Group, Inc.	1,894,491	0.2
4,971 (1)	Five Below, Inc.	1,059,618	0.1
9,443 (1)	Floor & Decor Holdings, Inc. - Class A	1,053,461	0.1
24,298 (1)(2)	GameStop Corp. - Class A	425,944	0.0
17,631	Gap, Inc.	368,664	0.0
13,945	Garmin Ltd.	1,792,490	0.2
21,260	Gentex Corp.	694,352	0.1
12,731	Genuine Parts Co.	1,763,244	0.2
2,700 (1)	Grand Canyon Education, Inc.	356,508	0.0
13,229	H&R Block, Inc.	639,887	0.1
11,674	Harley-Davidson, Inc.	430,070	0.1
11,855	Hasbro, Inc.	605,316	0.1
22,623	Hilton Worldwide Holdings, Inc.	4,119,422	0.4
3,996	Hyatt Hotels Corp. - Class A	521,118	0.1
10,026	Kohl’s Corp.	287,546	0.0
5,260	Lear Corp.	742,765	0.1
12,019	Leggett & Platt, Inc.	314,537	0.0
22,262	Lennar Corp. - Class A	3,317,929	0.3
1,196	Lennar Corp. - Class B	160,324	0.0
2,455	Lithia Motors, Inc.	808,382	0.1
24,174	LKQ Corp.	1,155,276	0.1
67,592 (1)	Lucid Group, Inc.	284,562	0.0
24,545	Macy’s, Inc.	493,845	0.1
3,261	Marriott Vacations Worldwide Corp.	276,826	0.0
31,936 (1)	Mattel, Inc.	602,952	0.1
25,618	MGM Resorts International	1,144,612	0.1
6,790 (1)(2)	Mister Car Wash, Inc.	58,666	0.0
4,798 (1)	Mohawk Industries, Inc.	496,593	0.1
1,766	Murphy USA, Inc.	629,685	0.1
34,510	Newell Brands, Inc.	299,547	0.0
10,352	Nordstrom, Inc.	190,994	0.0
38,353 (1)	Norwegian Cruise Line Holdings Ltd.	768,594	0.1
268 (1)	NVR, Inc.	1,876,121	0.2
5,591 (1)	Ollie’s Bargain Outlet Holdings, Inc.	424,301	0.0
30,470 (1)	Peloton Interactive, Inc. - Class A	185,562	0.0
13,578 (1)	Penn Entertainment, Inc.	353,300	0.0
1,775	Penske Automotive Group, Inc.	284,905	0.0
7,437 (1)	Petco Health & Wellness Co., Inc.	23,501	0.0
4,233	Phinia, Inc.	128,218	0.0
7,733 (1)	Planet Fitness, Inc. - Class A	564,509	0.1
4,891	Polaris, Inc.	463,520	0.1
3,448	Pool Corp.	1,374,752	0.1
19,448	PulteGroup, Inc.	2,007,423	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
5,453	PVH Corp.	$665,920	0.1
30,697 (1)(2)	QuantumScape Corp.	213,344	0.0
3,623	Ralph Lauren Corp.	522,437	0.1
1,411 (1)	RH	411,278	0.0
60,166 (1)	Rivian Automotive, Inc. - Class A	1,411,494	0.2
30,496	Ross Stores, Inc.	4,220,341	0.4
21,243 (1)	Royal Caribbean Cruises Ltd.	2,750,756	0.3
13,324	Service Corp. International	912,028	0.1
12,083 (1)	Skechers USA, Inc. - Class A	753,254	0.1
20,789	Tapestry, Inc.	765,243	0.1
15,137	Tempur Sealy International, Inc.	771,533	0.1
6,065	Texas Roadhouse, Inc.	741,325	0.1
4,648	Thor Industries, Inc.	549,626	0.1
9,726	Toll Brothers, Inc.	999,736	0.1
2,874 (1)	TopBuild Corp.	1,075,623	0.1
9,940	Tractor Supply Co.	2,137,398	0.2
6,393	Travel + Leisure Co.	249,902	0.0
4,463 (1)	Ulta Beauty, Inc.	2,186,825	0.2
17,100 (1)	Under Armour, Inc. - Class A	150,309	0.0
18,338 (1)	Under Armour, Inc. - Class C	153,122	0.0
3,428	Vail Resorts, Inc.	731,775	0.1
31,716	VF Corp.	596,261	0.1
6,988 (1)	Victoria’s Secret & Co.	185,462	0.0
7,463 (1)	Wayfair, Inc. - Class A	460,467	0.1
15,492	Wendy’s Co.	301,784	0.0
4,854	Whirlpool Corp.	591,072	0.1
5,783	Williams-Sonoma, Inc.	1,166,894	0.1
2,717	Wingstop, Inc.	697,128	0.1
7,371	Wyndham Hotels & Resorts, Inc.	592,702	0.1
9,425	Wynn Resorts Ltd.	858,712	0.1
7,859 (1)	YETI Holdings, Inc.	406,939	0.0
25,453	Yum! Brands, Inc.	3,325,689	0.3

	Consumer Staples: 3.2%
37,794	Albertsons Cos., Inc. - Class A	869,262	0.1
12,068 (1)	BJ’s Wholesale Club Holdings, Inc.	804,453	0.1
853 (1)	Boston Beer Co., Inc. - Class A	294,788	0.0
4,440	Brown-Forman Corp. - Class A	264,580	0.0
16,686	Brown-Forman Corp. - Class B	952,771	0.1
13,135	Bunge Global SA	1,325,978	0.1
17,356	Campbell Soup Co.	750,300	0.1
3,379	Casey’s General Stores, Inc.	928,346	0.1
13,035 (1)	Celsius Holdings, Inc.	710,668	0.1
22,172	Church & Dwight Co., Inc.	2,096,584	0.2
11,224	Clorox Co.	1,600,430	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
43,172	Conagra Brands, Inc.	$1,237,310	0.1
34,167 (1)	Coty, Inc. - Class A	424,354	0.1
14,378 (1)	Darling Ingredients, Inc.	716,600	0.1
17,047	Flowers Foods, Inc.	383,728	0.0
3,928 (1)	Freshpet, Inc.	340,793	0.0
8,610 (1)	Grocery Outlet Holding Corp.	232,126	0.0
26,268	Hormel Foods Corp.	843,465	0.1
5,984	Ingredion, Inc.	649,444	0.1
9,321	J M Smucker Co.	1,177,988	0.1
23,582	Kellogg Co.	1,318,470	0.1
59,235	Kroger Co.	2,707,632	0.3
13,190	Lamb Weston Holdings, Inc.	1,425,707	0.2
1,901 (1)	Maplebear, Inc.	44,616	0.0
22,808	McCormick & Co., Inc.	1,560,523	0.2
15,861	Molson Coors Beverage Co. - Class B	970,852	0.1
11,819 (1)	Olaplex Holdings, Inc.	30,020	0.0
13,902 (1)	Performance Food Group Co.	961,323	0.1
3,725 (1)	Pilgrim’s Pride Corp.	103,033	0.0
4,663 (1)	Post Holdings, Inc.	410,624	0.1
4,927	Reynolds Consumer Products, Inc.	132,241	0.0
19	Seaboard Corp.	67,832	0.0
3,170	Spectrum Brands Holdings, Inc.	252,871	0.0
25,217	Tyson Foods, Inc. - Class A	1,355,414	0.1
20,559 (1)	US Foods Holding Corp.	933,584	0.1
65,024	Walgreens Boots Alliance, Inc.	1,697,777	0.2
5,895	WK Kellogg Co.	77,460	0.0

	Energy: 4.9%
30,757	Antero Midstream Corp.	385,385	0.0
25,655 (1)	Antero Resources Corp.	581,855	0.1
27,821	APA Corp.	998,217	0.1
91,963	Baker Hughes Co.	3,143,295	0.3
21,760	Cheniere Energy, Inc.	3,714,650	0.4
11,367	Chesapeake Energy Corp.	874,577	0.1
67,753	Coterra Energy, Inc.	1,729,057	0.2
58,183	Devon Energy Corp.	2,635,690	0.3
16,196	Diamondback Energy, Inc.	2,511,676	0.2
8,802	DT Midstream, Inc.	482,350	0.0
32,715	EQT Corp.	1,264,762	0.1
81,554	Halliburton Co.	2,948,177	0.3
25,229	Hess Corp.	3,637,013	0.4
13,135	HF Sinclair Corp.	729,912	0.1
54,866	Marathon Oil Corp.	1,325,563	0.1
5,875 (2)	New Fortress Energy, Inc.	221,664	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
35,590	NOV, Inc.	$721,765	0.1
52,829	ONEOK, Inc.	3,709,652	0.4
23,291	Ovintiv, Inc.	1,022,941	0.1
40,431	Phillips 66	5,382,983	0.6
21,238	Range Resources Corp.	646,485	0.1
99,525 (1)	Southwestern Energy Co.	651,889	0.1
20,068	Targa Resources Corp.	1,743,307	0.2
39,288	TechnipFMC PLC	791,260	0.1
560	Texas Pacific Land Corp.	880,572	0.1
110,597	Williams Cos., Inc.	3,852,093	0.4

	Financials: 15.0%
3,141	Affiliated Managers Group, Inc.	475,610	0.0
20,433 (1)(2)	Affirm Holdings, Inc.	1,004,078	0.1
53,584	Aflac, Inc.	4,420,680	0.5
58,638	AGNC Investment Corp.	575,239	0.1
23,810	Allstate Corp.	3,332,924	0.3
24,549	Ally Financial, Inc.	857,251	0.1
6,601	American Financial Group, Inc.	784,793	0.1
9,318	Ameriprise Financial, Inc.	3,539,256	0.4
44,795	Annaly Capital Management, Inc.	867,679	0.1
47,374	Apollo Global Management, Inc.	4,414,783	0.5
32,464 (1)	Arch Capital Group Ltd.	2,411,101	0.2
14,825	Ares Management Corp. - Class A	1,762,989	0.2
19,228	Arthur J Gallagher & Co.	4,323,993	0.4
4,798	Assurant, Inc.	808,415	0.1
5,096	Assured Guaranty Ltd.	381,334	0.0
7,051	Axis Capital Holdings Ltd.	390,414	0.0
69,931	Bank of New York Mellon Corp.	3,639,909	0.4
9,665	Bank OZK	481,607	0.0
49,232 (1)	Block, Inc.	3,808,095	0.4
41,342	Blue Owl Capital, Inc.	615,996	0.1
2,570	BOK Financial Corp.	220,120	0.0
5,886 (1)	Brighthouse Financial, Inc.	311,487	0.0
21,518	Brown & Brown, Inc.	1,530,145	0.2
19,140	Carlyle Group, Inc.	778,807	0.1
9,545	Cboe Global Markets, Inc.	1,704,355	0.2
13,933	Cincinnati Financial Corp.	1,441,508	0.1
42,226	Citizens Financial Group, Inc.	1,399,370	0.1
2,361	CNA Financial Corp.	99,894	0.0
15,381 (1)	Coinbase Global, Inc. - Class A	2,675,064	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
18,861	Columbia Banking System, Inc.	$503,211	0.0
11,937	Comerica, Inc.	666,204	0.1
10,885	Commerce Bancshares, Inc.	581,368	0.1
20,758	Corebridge Financial, Inc.	449,618	0.0
569 (1)	Credit Acceptance Corp.	303,123	0.0
5,370	Cullen/Frost Bankers, Inc.	582,591	0.1
22,645	Discover Financial Services	2,545,298	0.3
12,741	East West Bancorp, Inc.	916,715	0.1
31,387	Equitable Holdings, Inc.	1,045,187	0.1
3,192	Evercore, Inc. - Class A	545,992	0.1
3,888	Everest Re Group Ltd.	1,374,719	0.1
3,483	FactSet Research Systems, Inc.	1,661,565	0.2
23,540	Fidelity National Financial, Inc.	1,201,011	0.1
53,742	Fidelity National Information Services, Inc.	3,228,282	0.3
61,609	Fifth Third Bancorp	2,124,894	0.2
9,091	First American Financial Corp.	585,824	0.1
985	First Citizens BancShares, Inc. - Class A	1,397,685	0.1
11,537	First Hawaiian, Inc.	263,736	0.0
50,433	First Horizon Corp.	714,131	0.1
32,433	FNB Corp.	446,602	0.0
25,826	Franklin Resources, Inc.	769,357	0.1
23,414	Global Payments, Inc.	2,973,578	0.3
7,971	Globe Life, Inc.	970,230	0.1
3,220	Hanover Insurance Group, Inc.	390,972	0.0
26,806	Hartford Financial Services Group, Inc.	2,154,666	0.2
4,590	Houlihan Lokey, Inc.	550,387	0.1
130,540	Huntington Bancshares, Inc.	1,660,469	0.2
9,405	Interactive Brokers Group, Inc. - Class A	779,674	0.1
32,950	Invesco Ltd.	587,828	0.1
12,143	Janus Henderson Group PLC	366,111	0.0
16,437	Jefferies Financial Group, Inc.	664,219	0.1
5,460	Kemper Corp.	265,738	0.0
84,544	KeyCorp	1,217,434	0.1
1,980	Kinsale Capital Group, Inc.	663,122	0.1
60,248	KKR & Co., Inc.	4,991,547	0.5
9,928	Lazard Ltd. - Class A	345,494	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
15,331	Lincoln National Corp.	$413,477	0.0
16,615	Loews Corp.	1,156,238	0.1
6,841	LPL Financial Holdings, Inc.	1,557,148	0.2
15,013	M&T Bank Corp.	2,057,982	0.2
1,193 (1)	Markel Corp.	1,693,941	0.2
3,361	MarketAxess Holdings, Inc.	984,269	0.1
24,989	MGIC Investment Corp.	482,038	0.0
2,332	Morningstar, Inc.	667,512	0.1
6,973	MSCI, Inc.	3,944,277	0.4
30,999	Nasdaq, Inc.	1,802,282	0.2
64,608	New York Community Bancorp, Inc.	660,940	0.1
18,594	Northern Trust Corp.	1,568,962	0.2
212,240 (1)	NU Holdings Ltd./Cayman Islands - Class A	1,767,959	0.2
23,699	Old Republic International Corp.	696,751	0.1
10,176	OneMain Holdings, Inc.	500,659	0.0
6,825	Pinnacle Financial Partners, Inc.	595,276	0.1
6,383	Popular, Inc.	523,853	0.1
3,225	Primerica, Inc.	663,576	0.1
21,942	Principal Financial Group, Inc.	1,726,177	0.2
7,901	Prosperity Bancshares, Inc.	535,135	0.1
32,970	Prudential Financial, Inc.	3,419,319	0.3
17,173	Raymond James Financial, Inc.	1,914,790	0.2
84,829	Regions Financial Corp.	1,643,986	0.2
6,032	Reinsurance Group of America, Inc.	975,857	0.1
4,556	RenaissanceRe Holdings Ltd.	892,976	0.1
43,707	Rithm Capital Corp.	466,791	0.0
3,648	RLI Corp.	485,622	0.0
61,014 (1)	Robinhood Markets, Inc. - Class A	777,318	0.1
10,697 (1)(2)	Rocket Cos., Inc. - Class A	154,893	0.0
8,606 (1)	Ryan Specialty Holdings, Inc.	370,230	0.0
9,114	SEI Investments Co.	579,195	0.1
4,865 (1)	Shift4 Payments, Inc. - Class A	361,664	0.0
20,403	SLM Corp.	390,105	0.0
84,679 (1)	SoFi Technologies, Inc.	842,556	0.1
26,732 (2)	Starwood Property Trust, Inc.	561,907	0.1
27,975	State Street Corp.	2,166,943	0.2
9,004	Stifel Financial Corp.	622,627	0.1
37,399	Synchrony Financial	1,428,268	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
13,118	Synovus Financial Corp.	$493,893	0.0
20,021	T Rowe Price Group, Inc.	2,156,061	0.2
4,543	TFS Financial Corp.	66,737	0.0
32,143 (1)	Toast, Inc. - Class A	586,931	0.1
5,821	TPG, Inc.	251,293	0.0
10,413	Tradeweb Markets, Inc. - Class A	946,333	0.1
17,829	Unum Group	806,227	0.1
8,420 (2)	UWM Holdings Corp.	60,203	0.0
7,991	Virtu Financial, Inc. - Class A	161,898	0.0
8,888 (3)	Voya Financial, Inc.	648,468	0.1
18,148	W. R. Berkley Corp.	1,283,427	0.1
15,514	Webster Financial Corp.	787,491	0.1
9,807	Western Alliance Bancorp	645,203	0.1
3,879 (1)	WEX, Inc.	754,659	0.1
225	White Mountains Insurance Group Ltd.	338,627	0.0
9,390	Willis Towers Watson PLC	2,264,868	0.2
5,518	Wintrust Financial Corp.	511,794	0.1
29,309	XP, Inc. - Class A	764,086	0.1
13,199	Zions Bancorp NA	579,040	0.1

	Health Care: 10.2%
8,329 (1)	10X Genomics, Inc. - Class A	466,091	0.1
8,137 (1)	Acadia Healthcare Co., Inc.	632,733	0.1
26,534	Agilent Technologies, Inc.	3,689,022	0.4
26,361 (1)	agilon health, Inc.	330,831	0.0
6,930 (1)	Align Technology, Inc.	1,898,820	0.2
11,235 (1)	Alnylam Pharmaceuticals, Inc.	2,150,491	0.2
2,906 (1)	Amedisys, Inc.	276,244	0.0
14,677	AmerisourceBergen Corp.	3,014,362	0.3
9,171 (1)	Apellis Pharmaceuticals, Inc.	548,976	0.1
61,230 (1)	Avantor, Inc.	1,397,881	0.1
5,380 (1)	Azenta, Inc.	350,453	0.0
45,885	Baxter International, Inc.	1,773,914	0.2
13,079 (1)	Biogen, Inc.	3,384,453	0.4
16,982 (1)	BioMarin Pharmaceutical, Inc.	1,637,404	0.2
1,867 (1)	Bio-Rad Laboratories, Inc. - Class A	602,836	0.1
14,120	Bio-Techne Corp.	1,089,499	0.1
9,634	Bruker Corp.	707,906	0.1
22,396	Cardinal Health, Inc.	2,257,517	0.2
16,318 (1)	Catalent, Inc.	733,168	0.1
10,833 (1)	Certara, Inc.	190,553	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,605 (1)	Charles River Laboratories International, Inc.	$1,088,622	0.1
1,332	Chemed Corp.	778,887	0.1
4,409	Cooper Cos., Inc.	1,668,542	0.2
4,899 (1)	DaVita, Inc.	513,219	0.1
19,180	DENTSPLY SIRONA, Inc.	682,616	0.1
35,121 (1)	Dexcom, Inc.	4,358,165	0.5
10,868 (1)	Doximity, Inc. - Class A	304,739	0.0
44,459 (1)	Elanco Animal Health, Inc.	662,439	0.1
8,958	Encompass Health Corp.	597,678	0.1
4,757 (1)	Enovis Corp.	266,487	0.0
14,853 (1)	Envista Holdings Corp.	357,363	0.0
16,202 (1)	Exact Sciences Corp.	1,198,624	0.1
28,532 (1)	Exelixis, Inc.	684,483	0.1
8,030 (1)	Fortrea Holdings, Inc.	280,247	0.0
10,751 (1)	Globus Medical, Inc. - Class A	572,921	0.1
11,826 (1)	Henry Schein, Inc.	895,347	0.1
22,051 (1)	Hologic, Inc.	1,575,544	0.2
7,396 (1)	ICON PLC	2,093,586	0.2
1,834 (1)	ICU Medical, Inc.	182,923	0.0
7,475 (1)	IDEXX Laboratories, Inc.	4,148,999	0.4
14,352 (1)	Illumina, Inc.	1,998,373	0.2
16,727 (1)	Incyte Corp.	1,050,288	0.1
2,609 (1)	Inspire Medical Systems, Inc.	530,749	0.1
6,290 (1)	Insulet Corp.	1,364,804	0.1
6,187 (1)	Integra LifeSciences Holdings Corp.	269,444	0.0
12,918 (1)	Ionis Pharmaceuticals, Inc.	653,522	0.1
16,522 (1)	IQVIA Holdings, Inc.	3,822,860	0.4
5,538 (1)	Jazz Pharmaceuticals PLC	681,174	0.1
3,226 (1)	Karuna Therapeutics, Inc.	1,021,061	0.1
7,697	Laboratory Corp. of America Holdings	1,749,451	0.2
9,966 (1)	Maravai LifeSciences Holdings, Inc. - Class A	65,277	0.0
3,916 (1)	Masimo Corp.	458,994	0.1
2,114 (1)	Medpace Holdings, Inc.	648,004	0.1
1,977 (1)	Mettler-Toledo International, Inc.	2,398,022	0.2
4,964 (1)	Mirati Therapeutics, Inc.	291,635	0.0
5,243 (1)	Molina Healthcare, Inc.	1,894,348	0.2
9,748 (1)	Natera, Inc.	610,615	0.1
8,769 (1)	Neurocrine Biosciences, Inc.	1,155,403	0.1
9,520 (1)	Novocure Ltd.	142,134	0.0
23,176	Organon & Co.	334,198	0.0
3,291 (1)	Penumbra, Inc.	827,818	0.1
12,239	Perrigo Co. PLC	393,851	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
10,758	Premier, Inc. - Class A	$240,549	0.0
20,921 (1)	QIAGEN NV	908,599	0.1
10,164	Quest Diagnostics, Inc.	1,401,412	0.1
4,847 (1)	QuidelOrtho Corp.	357,224	0.0
13,869 (1)	R1 RCM, Inc.	146,595	0.0
5,037 (1)	Repligen Corp.	905,653	0.1
13,179	ResMed, Inc.	2,267,052	0.2
11,256	Revvity, Inc.	1,230,393	0.1
32,295 (1)	Roivant Sciences Ltd.	362,673	0.0
33,696	Royalty Pharma PLC - Class A	946,521	0.1
8,116 (1)	Sarepta Therapeutics, Inc.	782,626	0.1
3,290 (1)	Shockwave Medical, Inc.	626,942	0.1
8,958 (1)	Sotera Health Co.	150,942	0.0
9,002	STERIS PLC	1,979,090	0.2
5,845 (1)	Tandem Diabetes Care, Inc.	172,895	0.0
14,963 (1)	Teladoc Health, Inc.	322,453	0.0
4,263	Teleflex, Inc.	1,062,936	0.1
9,158 (1)	Tenet Healthcare Corp.	692,070	0.1
7,132 (1)	Ultragenyx Pharmaceutical, Inc.	341,052	0.0
4,096 (1)	United Therapeutics Corp.	900,670	0.1
5,443	Universal Health Services, Inc. - Class B	829,731	0.1
13,146 (1)	Veeva Systems, Inc. - Class A	2,530,868	0.3
108,563	Viatris, Inc.	1,175,737	0.1
5,315 (1)	Waters Corp.	1,749,858	0.2
6,717	West Pharmaceutical Services, Inc.	2,365,190	0.2
19,062	Zimmer Biomet Holdings, Inc.	2,319,845	0.2

	Industrials: 18.6%
10,985	A. O. Smith Corp.	905,603	0.1
2,832	Acuity Brands, Inc.	580,079	0.1
6,185	Advanced Drainage Systems, Inc.	869,858	0.1
11,878	AECOM	1,097,884	0.1
5,677	AGCO Corp.	689,245	0.1
9,385	Air Lease Corp.	393,607	0.0
11,373 (1)	Alaska Air Group, Inc.	444,343	0.0
7,962	Allegion PLC	1,008,706	0.1
8,101	Allison Transmission Holdings, Inc.	471,073	0.1
9,101	AMERCO	641,074	0.1
58,937 (1)	American Airlines Group, Inc.	809,794	0.1
20,878	AMETEK, Inc.	3,442,573	0.4
3,978	Armstrong World Industries, Inc.	391,117	0.0
1,807	Avis Budget Group, Inc.	320,309	0.0
6,390 (1)	Axon Enterprise, Inc.	1,650,729	0.2
11,966 (1)	AZEK Co., Inc.	457,699	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
11,635	Booz Allen Hamilton Holding Corp.	$1,488,233	0.2
11,163 (1)	Builders FirstSource, Inc.	1,863,551	0.2
8,284	BWX Technologies, Inc.	635,631	0.1
2,002 (1)	CACI International, Inc. - Class A	648,368	0.1
4,393	Carlisle Cos., Inc.	1,372,505	0.1
75,657	Carrier Global Corp.	4,346,495	0.4
13,383 (1)	Ceridian HCM Holding, Inc.	898,267	0.1
10,431	CH Robinson Worldwide, Inc.	901,134	0.1
27,850 (1)(2)	ChargePoint Holdings, Inc.	65,169	0.0
7,868	Cintas Corp.	4,741,729	0.5
42,697 (1)(2)	Clarivate PLC	395,374	0.0
4,591 (1)	Clean Harbors, Inc.	801,175	0.1
88,694	CNH Industrial NV	1,080,293	0.1
77,911 (1)	Copart, Inc.	3,817,639	0.4
12,160 (1)	Core & Main, Inc. - Class A	491,386	0.1
36,696 (1)	CoStar Group, Inc.	3,206,863	0.3
4,352	Crane Co.	514,145	0.1
4,364	Crane Holdings Co.	248,181	0.0
12,872	Cummins, Inc.	3,083,745	0.3
3,460	Curtiss-Wright Corp.	770,853	0.1
58,249	Delta Air Lines, Inc.	2,343,357	0.2
10,985	Donaldson Co., Inc.	717,870	0.1
12,661	Dover Corp.	1,947,388	0.2
5,637 (1)	Driven Brands Holdings, Inc.	80,384	0.0
24,712	Dun & Bradstreet Holdings, Inc.	289,130	0.0
4,210	EMCOR Group, Inc.	906,960	0.1
11,061	Equifax, Inc.	2,735,275	0.3
5,118	Esab Corp.	443,321	0.0
13,367	Expeditors International of Washington, Inc.	1,700,282	0.2
51,833	Fastenal Co.	3,357,223	0.3
18,543	Ferguson PLC	3,580,097	0.4
11,866	Flowserve Corp.	489,117	0.1
32,100	Fortive Corp.	2,363,523	0.2
11,469	Fortune Brands Innovations, Inc.	873,250	0.1
3,019 (1)	FTI Consulting, Inc.	601,234	0.1
10,142 (1)	Gates Industrial Corp. PLC	136,106	0.0
5,518 (1)	Generac Holdings, Inc.	713,146	0.1
16,062	Genpact Ltd.	557,512	0.1
15,162	Graco, Inc.	1,315,455	0.1
10,616 (1)	GXO Logistics, Inc.	649,275	0.1
12,043 (1)	Hayward Holdings, Inc.	163,785	0.0
4,093	HEICO Corp.	732,115	0.1
7,361	HEICO Corp. - Class A	1,048,501	0.1
11,915 (1)(2)	Hertz Global Holdings, Inc.	123,797	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
7,646	Hexcel Corp.	$563,892	0.1
34,423	Howmet Aerospace, Inc.	1,862,973	0.2
4,862	Hubbell, Inc.	1,599,258	0.2
3,556	Huntington Ingalls Industries, Inc.	923,280	0.1
6,861	IDEX Corp.	1,489,592	0.2
36,738	Ingersoll Rand, Inc.	2,841,317	0.3
7,497	ITT, Inc.	894,542	0.1
11,418	Jacobs Solutions, Inc.	1,482,056	0.2
7,470	JB Hunt Transport Services, Inc.	1,492,058	0.2
12,146	KBR, Inc.	673,010	0.1
5,348 (1)	Kirby Corp.	419,711	0.0
14,170	Knight-Swift Transportation Holdings, Inc.	816,901	0.1
3,244	Landstar System, Inc.	628,201	0.1
12,387	Leidos Holdings, Inc.	1,340,769	0.1
2,900	Lennox International, Inc.	1,297,808	0.1
5,064	Lincoln Electric Holdings, Inc.	1,101,217	0.1
31,145 (1)	Lyft, Inc. - Class A	466,864	0.1
4,462	ManpowerGroup, Inc.	354,595	0.0
20,404	Masco Corp.	1,366,660	0.1
5,640 (1)	MasTec, Inc.	427,061	0.0
18,330	MDU Resources Group, Inc.	362,934	0.0
4,871 (1)	Mercury Systems, Inc.	178,132	0.0
4,825 (1)	Middleby Corp.	710,095	0.1
3,343	MSA Safety, Inc.	564,399	0.1
4,259	MSC Industrial Direct Co., Inc. - Class A	431,266	0.0
5,190	Nordson Corp.	1,370,990	0.1
14,925	nVent Electric PLC	881,918	0.1
8,957	Old Dominion Freight Line, Inc.	3,630,541	0.4
5,914	Oshkosh Corp.	641,137	0.1
37,528	Otis Worldwide Corp.	3,357,630	0.3
8,038	Owens Corning	1,191,473	0.1
46,559	PACCAR, Inc.	4,546,486	0.5
11,602	Parker-Hannifin Corp.	5,345,041	0.5
5,838 (1)	Paycor HCM, Inc.	126,042	0.0
14,887	Pentair PLC	1,082,434	0.1
47,700 (1)(2)	Plug Power, Inc.	214,650	0.0
13,047	Quanta Services, Inc.	2,815,543	0.3
16,481	RB Global, Inc.	1,102,414	0.1
2,565 (1)	RBC Bearings, Inc.	730,743	0.1
6,001	Regal Rexnord Corp.	888,268	0.1
18,750	Republic Services, Inc.	3,092,063	0.3
9,373	Robert Half International, Inc.	824,074	0.1
10,431	Rockwell Automation, Inc.	3,238,617	0.3
23,163	Rollins, Inc.	1,011,528	0.1
3,969	Ryder System, Inc.	456,673	0.0
2,409 (1)	Saia, Inc.	1,055,672	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
4,893	Schneider National, Inc. - Class B	$124,527	0.0
4,781	Science Applications International Corp.	594,374	0.1
13,684	Sensata Technologies Holding PLC	514,108	0.1
4,032 (1)	SiteOne Landscape Supply, Inc.	655,200	0.1
4,723	Snap-on, Inc.	1,364,191	0.1
53,951	Southwest Airlines Co.	1,558,105	0.2
9,483 (1)	Spirit AeroSystems Holdings, Inc. - Class A	301,370	0.0
19,720	SS&C Technologies Holdings, Inc.	1,205,089	0.1
13,894	Stanley Black & Decker, Inc.	1,363,001	0.1
8,354 (1)	Stericycle, Inc.	414,024	0.0
19,144 (1)	Sunrun, Inc.	375,797	0.0
4,808	Tetra Tech, Inc.	802,599	0.1
17,765	Textron, Inc.	1,428,661	0.1
5,548	Timken Co.	444,672	0.0
9,444	Toro Co.	906,530	0.1
20,672	Trane Technologies PLC	5,041,901	0.5
4,811	TransDigm Group, Inc.	4,866,808	0.5
17,525	TransUnion	1,204,143	0.1
9,853 (1)	Trex Co., Inc.	815,730	0.1
699 (1)	U-Haul Holding Co.	50,188	0.0
29,646 (1)	United Airlines Holdings, Inc.	1,223,194	0.1
6,143	United Rentals, Inc.	3,522,519	0.4
1,882	Valmont Industries, Inc.	439,466	0.0
12,953	Verisk Analytics, Inc.	3,093,954	0.3
31,145	Vertiv Holdings Co. - Class A	1,495,894	0.2
10,623	Vestis Corp.	224,570	0.0
3,012	Watsco, Inc.	1,290,552	0.1
4,014	WESCO International, Inc.	697,954	0.1
16,183	Westinghouse Air Brake Technologies Corp.	2,053,623	0.2
17,407 (1)	WillScot Mobile Mini Holdings Corp.	774,611	0.1
5,430	Woodward, Inc.	739,186	0.1
4,010	WW Grainger, Inc.	3,323,047	0.3
10,334 (1)	XPO, Inc.	905,155	0.1
21,525	Xylem, Inc.	2,461,599	0.3

	Information Technology: 14.7%
13,558 (1)	Akamai Technologies, Inc.	1,604,589	0.2
6,801 (1)	Allegro MicroSystems, Inc.	205,866	0.0
5,555 (1)	Alteryx, Inc. - Class A	261,974	0.0
10,635	Amdocs Ltd.	934,710	0.1
52,935	Amphenol Corp. - Class A	5,247,447	0.5
7,878 (1)	ANSYS, Inc.	2,858,769	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
19,059 (1)	AppLovin Corp. - Class A	$759,501	0.1
5,027 (1)	Arrow Electronics, Inc.	614,551	0.1
2,492 (1)	Aspen Technology, Inc.	548,614	0.1
8,243	Avnet, Inc.	415,447	0.0
17,654	Bentley Systems, Inc. - Class B	921,186	0.1
9,307 (1)	BILL Holdings, Inc.	759,358	0.1
10,637	Broadridge Financial Solutions, Inc.	2,188,563	0.2
18,250 (1)	CCC Intelligent Solutions Holdings, Inc.	207,867	0.0
12,269	CDW Corp.	2,788,989	0.3
13,457 (1)	Ciena Corp.	605,700	0.1
5,008 (1)	Cirrus Logic, Inc.	416,616	0.0
26,386 (1)	Cloudflare, Inc. - Class A	2,196,898	0.2
15,672	Cognex Corp.	654,149	0.1
46,130	Cognizant Technology Solutions Corp. - Class A	3,484,199	0.4
11,785 (1)	Coherent Corp.	513,001	0.1
3,983	Concentrix Corp.	391,170	0.0
16,790 (1)	Confluent, Inc. - Class A	392,886	0.0
69,041	Corning, Inc.	2,102,298	0.2
19,382 (1)	Crowdstrike Holdings, Inc. - Class A	4,948,612	0.5
24,788 (1)	Datadog, Inc. - Class A	3,008,767	0.3
18,355 (1)	DocuSign, Inc.	1,091,205	0.1
5,367	Dolby Laboratories, Inc. - Class A	462,528	0.0
12,473 (1)	DoubleVerify Holdings, Inc.	458,757	0.0
23,424 (1)	Dropbox, Inc. - Class A	690,539	0.1
18,576 (1)	DXC Technology Co.	424,833	0.0
21,818 (1)	Dynatrace, Inc.	1,193,226	0.1
7,198 (1)	Elastic NV	811,215	0.1
12,078 (1)	Enphase Energy, Inc.	1,595,987	0.2
13,551	Entegris, Inc.	1,623,681	0.2
5,046 (1)	EPAM Systems, Inc.	1,500,378	0.2
4,290 (1)	Euronet Worldwide, Inc.	435,392	0.0
5,365 (1)	F5, Inc.	960,228	0.1
2,200 (1)	Fair Isaac Corp.	2,560,822	0.3
9,658 (1)	First Solar, Inc.	1,663,880	0.2
6,450 (1)	Five9, Inc.	507,550	0.1
6,523 (1)	FleetCor Technologies, Inc.	1,843,465	0.2
6,967 (1)	Gartner, Inc.	3,142,883	0.3
50,268	Gen Digital, Inc.	1,147,116	0.1
7,957 (1)	Gitlab, Inc. - Class A	500,973	0.1
7,116 (1)(2)	GLOBALFOUNDRIES, Inc.	431,230	0.0
3,740 (1)	Globant SA	890,045	0.1
13,326 (1)	GoDaddy, Inc. - Class A	1,414,688	0.1
7,400 (1)	Guidewire Software, Inc.	806,896	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
8,822 (1)	HashiCorp, Inc. - Class A	$208,552	0.0
116,252	Hewlett Packard Enterprise Co.	1,973,959	0.2
78,433	HP, Inc.	2,360,049	0.2
4,145 (1)	HubSpot, Inc.	2,406,338	0.2
3,857 (1)	Informatica, Inc. - Class A	109,500	0.0
2,720 (1)	IPG Photonics Corp.	295,229	0.0
11,319	Jabil, Inc.	1,442,041	0.1
6,599	Jack Henry & Associates, Inc.	1,078,343	0.1
28,880	Juniper Networks, Inc.	851,382	0.1
16,107 (1)	Keysight Technologies, Inc.	2,562,463	0.3
20,601 (1)	Kyndryl Holdings, Inc.	428,089	0.0
12,360 (1)	Lattice Semiconductor Corp.	852,716	0.1
2,195	Littelfuse, Inc.	587,294	0.1
6,064 (1)	Lumentum Holdings, Inc.	317,875	0.0
5,592 (1)	Manhattan Associates, Inc.	1,204,069	0.1
77,608	Marvell Technology, Inc.	4,680,538	0.5
48,842	Microchip Technology, Inc.	4,404,572	0.5
6,021	MKS Instruments, Inc.	619,380	0.1
6,075 (1)	MongoDB, Inc.	2,483,764	0.3
4,172	Monolithic Power Systems, Inc.	2,631,614	0.3
6,328 (1)	nCino, Inc.	212,811	0.0
5,850 (1)	NCR Atleos Corp.	142,096	0.0
11,709 (1)	NCR Corp.	197,999	0.0
19,129	NetApp, Inc.	1,686,413	0.2
22,053 (1)	Nutanix, Inc. - Class A	1,051,708	0.1
13,877 (1)	Okta, Inc.	1,256,285	0.1
39,153 (1)	ON Semiconductor Corp.	3,270,450	0.3
172,952 (1)	Palantir Technologies, Inc. - Class A	2,969,586	0.3
29,261	Paychex, Inc.	3,485,278	0.4
4,687	Paycom Software, Inc.	968,897	0.1
3,811 (1)	Paylocity Holding Corp.	628,243	0.1
3,803	Pegasystems, Inc.	185,815	0.0
7,222 (1)	Procore Technologies, Inc.	499,907	0.1
10,397 (1)	PTC, Inc.	1,819,059	0.2
25,849 (1)	Pure Storage, Inc. - Class A	921,775	0.1
8,883 (1)	Qorvo, Inc.	1,000,315	0.1
7,740 (1)	RingCentral, Inc. - Class A	262,773	0.0
21,204 (1)	SentinelOne, Inc. - Class A	581,838	0.1
14,430	Skyworks Solutions, Inc.	1,622,221	0.2
11,609 (1)	Smartsheet, Inc. - Class A	555,142	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
14,119 (1)	Splunk, Inc.	$2,151,030	0.2
4,786	TD SYNNEX Corp.	515,021	0.1
4,229 (1)	Teledyne Technologies, Inc.	1,887,360	0.2
9,008 (1)	Teradata Corp.	391,938	0.0
13,991	Teradyne, Inc.	1,518,303	0.2
22,360 (1)	Trimble, Inc.	1,189,552	0.1
15,361 (1)	Twilio, Inc. - Class A	1,165,439	0.1
3,777 (1)	Tyler Technologies, Inc.	1,579,239	0.2
376	Ubiquiti, Inc.	52,475	0.0
34,533 (1)	UiPath, Inc. - Class A	857,800	0.1
26,426 (1)(2)	Unity Software, Inc.	1,080,559	0.1
4,238	Universal Display Corp.	810,560	0.1
8,060 (1)	VeriSign, Inc.	1,660,038	0.2
10,603 (1)(2)	Viasat, Inc.	296,354	0.0
14,118	Vontier Corp.	487,777	0.0
29,440 (1)	Western Digital Corp.	1,541,773	0.2
33,044	Western Union Co.	393,884	0.0
11,250 (1)	Wolfspeed, Inc.	489,487	0.0
4,645 (1)	Zebra Technologies Corp. - Class A	1,269,618	0.1
23,090 (1)	Zoom Video Communications, Inc. - Class A	1,660,402	0.2
8,034 (1)	Zscaler, Inc.	1,780,013	0.2

	Materials: 5.8%
10,626	Albemarle Corp.	1,535,244	0.2
16,129	Alcoa Corp.	548,386	0.1
130,779	Amcor PLC	1,260,710	0.1
5,935	AptarGroup, Inc.	733,685	0.1
13,011	Ardagh Metal Packaging SA	49,962	0.0
4,302	Ashland, Inc.	362,702	0.0
7,327	Avery Dennison Corp.	1,481,226	0.2
20,074 (1)	Axalta Coating Systems Ltd.	681,914	0.1
27,961	Ball Corp.	1,608,317	0.2
10,818	Berry Global Group, Inc.	729,025	0.1
8,968	Celanese Corp.	1,393,358	0.1
17,474	CF Industries Holdings, Inc.	1,389,183	0.1
13,486	Chemours Co.	425,348	0.0
45,208 (1)	Cleveland-Cliffs, Inc.	923,147	0.1
64,761	Corteva, Inc.	3,103,347	0.3
9,625	Crown Holdings, Inc.	886,366	0.1
41,680	DuPont de Nemours, Inc.	3,206,442	0.3
3,135	Eagle Materials, Inc.	635,903	0.1
10,759	Eastman Chemical Co.	966,373	0.1
20,248	Element Solutions, Inc.	468,539	0.1
11,331	FMC Corp.	714,420	0.1
141,141 (1)(2)	Ginkgo Bioworks Holdings, Inc.	238,528	0.0
27,625	Graphic Packaging Holding Co.	680,956	0.1
15,343	Huntsman Corp.	385,570	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
23,175	International Flavors & Fragrances, Inc.	$1,876,480	0.2
31,427	International Paper Co.	1,136,086	0.1
5,829	Louisiana-Pacific Corp.	412,868	0.0
23,483	LyondellBasell Industries NV - Class A	2,232,764	0.2
5,603	Martin Marietta Materials, Inc.	2,795,393	0.3
30,031	Mosaic Co.	1,073,008	0.1
9,435 (1)	MP Materials Corp.	187,285	0.0
565	NewMarket Corp.	308,394	0.0
22,569	Nucor Corp.	3,927,909	0.4
11,109	Olin Corp.	599,331	0.1
8,029	Packaging Corp. of America	1,308,004	0.1
21,307	PPG Industries, Inc.	3,186,462	0.3
5,240	Reliance Steel & Aluminum Co.	1,465,523	0.2
5,949	Royal Gold, Inc.	719,591	0.1
11,539	RPM International, Inc.	1,288,099	0.1
3,745	Scotts Miracle-Gro Co.	238,744	0.0
13,044	Sealed Air Corp.	476,367	0.1
7,578	Silgan Holdings, Inc.	342,904	0.0
8,869	Sonoco Products Co.	495,511	0.1
18,457	SSR Mining, Inc.	198,597	0.0
14,161	Steel Dynamics, Inc.	1,672,414	0.2
20,093	United States Steel Corp.	977,524	0.1
12,560 (1)	Valvoline, Inc.	472,005	0.1
12,025	Vulcan Materials Co.	2,729,795	0.3
2,936	Westlake Corp.	410,923	0.0
23,050	Westrock Co.	957,036	0.1

	Real Estate: 7.6%
8,995	Agree Realty Corp.	566,235	0.1
15,567	Alexandria Real Estate Equities, Inc.	1,973,429	0.2
30,215	American Homes 4 Rent - Class A	1,086,531	0.1
24,500	Americold Realty Trust, Inc.	741,615	0.1
13,498	Apartment Income REIT Corp.	468,786	0.1
12,864	AvalonBay Communities, Inc.	2,408,398	0.3
14,232	Boston Properties, Inc.	998,659	0.1
27,158	Brixmor Property Group, Inc.	631,967	0.1
9,415	Camden Property Trust	934,815	0.1
27,582 (1)	CBRE Group, Inc. - Class A	2,567,608	0.3
13,727	Cousins Properties, Inc.	334,253	0.0
20,294	CubeSmart	940,627	0.1
27,428	Digital Realty Trust, Inc.	3,691,260	0.4
4,152	EastGroup Properties, Inc.	762,058	0.1
6,733	EPR Properties	326,214	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
16,121	Equity LifeStyle Properties, Inc.	$1,137,175	0.1
33,857	Equity Residential	2,070,694	0.2
5,794	Essex Property Trust, Inc.	1,436,564	0.1
18,983	Extra Space Storage, Inc.	3,043,544	0.3
7,335	Federal Realty Investment Trust	755,872	0.1
11,975	First Industrial Realty Trust, Inc.	630,723	0.1
23,220	Gaming and Leisure Properties, Inc.	1,145,907	0.1
34,461	Healthcare Realty Trust, Inc.	593,763	0.1
49,653	Healthpeak Properties, Inc.	983,129	0.1
9,439	Highwoods Properties, Inc.	216,719	0.0
64,157	Host Hotels & Resorts, Inc.	1,249,137	0.1
3,054 (1)	Howard Hughes Holdings, Inc.	261,270	0.0
55,474	Invitation Homes, Inc.	1,892,218	0.2
26,283	Iron Mountain, Inc.	1,839,284	0.2
4,299 (1)	Jones Lang LaSalle, Inc.	811,952	0.1
10,582	Kilroy Realty Corp.	421,587	0.0
59,538	Kimco Realty Corp.	1,268,755	0.1
7,884	Lamar Advertising Co. - Class A	837,912	0.1
53,851 (2)	Medical Properties Trust, Inc.	264,408	0.0
10,537	Mid-America Apartment Communities, Inc.	1,416,805	0.1
16,460	National Retail Properties, Inc.	709,426	0.1
7,320	National Storage Affiliates Trust	303,560	0.0
1,296	NET Lease Office Properties	23,950	0.0
22,210	Omega Healthcare Investors, Inc.	680,959	0.1
19,372	Park Hotels & Resorts, Inc.	296,392	0.0
13,317	Rayonier, Inc.	444,921	0.0
65,785	Realty Income Corp.	3,777,375	0.4
16,395	Regency Centers Corp.	1,098,465	0.1
19,103	Rexford Industrial Realty, Inc.	1,071,678	0.1
9,747	SBA Communications Corp.	2,472,716	0.3
29,465	Simon Property Group, Inc.	4,202,888	0.4
12,782	Spirit Realty Capital, Inc.	558,446	0.1
16,494	STAG Industrial, Inc.	647,554	0.1
11,152	Sun Communities, Inc.	1,490,465	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
29,775	UDR, Inc.	$1,140,085	0.1
36,262	Ventas, Inc.	1,807,298	0.2
93,905	VICI Properties, Inc.	2,993,691	0.3
16,035	Vornado Realty Trust	452,989	0.0
48,756	Welltower, Inc.	4,396,329	0.5
66,478	Weyerhaeuser Co.	2,311,440	0.2
19,238	WP Carey, Inc.	1,246,815	0.1
5,015 (1)	Zillow Group, Inc. - Class A	284,451	0.0
14,015 (1)	Zillow Group, Inc. - Class C	810,908	0.1

	Utilities: 5.2%
60,614	AES Corp.	1,166,820	0.1
22,803	Alliant Energy Corp.	1,169,794	0.1
23,770	Ameren Corp.	1,719,522	0.2
17,687	American Water Works Co., Inc.	2,334,507	0.2
13,446	Atmos Energy Corp.	1,558,391	0.2
6,445	Avangrid, Inc.	208,882	0.0
12,087	Brookfield Renewable Corp. - Class A	347,985	0.0
57,283	CenterPoint Energy, Inc.	1,636,575	0.2
3,144	Clearway Energy, Inc. - Class A	80,424	0.0
7,431	Clearway Energy, Inc. - Class C	203,832	0.0
26,398	CMS Energy Corp.	1,532,932	0.2
31,500	Consolidated Edison, Inc.	2,865,555	0.3
29,212	Constellation Energy Corp.	3,414,591	0.4
18,701	DTE Energy Co.	2,061,972	0.2
34,311	Edison International	2,452,893	0.3
19,212	Entergy Corp.	1,944,062	0.2
22,028	Essential Utilities, Inc.	822,746	0.1
20,209	Evergy, Inc.	1,054,910	0.1
31,642	Eversource Energy	1,952,944	0.2
49,432	FirstEnergy Corp.	1,812,177	0.2
9,941	Hawaiian Electric Industries, Inc.	141,063	0.0
4,581	IDACORP, Inc.	450,404	0.0
8,059	National Fuel Gas Co.	404,320	0.0
37,516	NiSource, Inc.	996,050	0.1
20,663	NRG Energy, Inc.	1,068,277	0.1
18,138	OGE Energy Corp.	633,560	0.1
184,994	PG&E Corp.	3,335,442	0.3
10,274	Pinnacle West Capital Corp.	738,084	0.1
66,995	PPL Corp.	1,815,565	0.2
45,145	Public Service Enterprise Group, Inc.	2,760,617	0.3
18,955	UGI Corp.	466,293	0.1
32,975	Vistra Corp.	1,270,197	0.1
28,645	WEC Energy Group, Inc.	2,411,050	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
50,020	Xcel Energy, Inc.	$3,096,738	0.3

	Total Common Stock (Cost $469,715,529)	964,214,944	99.5

EXCHANGE-TRADED FUNDS: 0.2%
25,986	iShares Russell Mid- Cap ETF	2,019,892	0.2

	Total Exchange-Traded Funds (Cost $1,889,984)	2,019,892	0.2

OTHER(4): —%
	Communication Services: —%
14,786 (5)(6)	GCI Liberty, Inc. - Class A	—	—

	Total Other (Cost $—)	—	—

	Total Long-Term Investments (Cost $471,605,513)	966,234,836	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.6%
1,434,179 (7)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,435,020, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,462,863, due 08/15/27-10/20/53)	1,434,179	0.1
264,034 (7)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $264,189, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $269,315, due 12/01/29-12/01/53)	264,034	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,434,179 (7)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,435,020, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $1,462,863, due 02/01/35-09/01/52)	$1,434,179	0.1
1,434,179 (7)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,435,018, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $1,463,165, due 03/08/27-01/01/59)	1,434,179	0.2
1,434,179 (7)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,435,020, collateralized by various U.S. Government Agency Obligations, 2.500%- 7.000%, Market Value plus accrued interest $1,462,863, due 07/01/37-01/01/54)	1,434,179	0.2
	Total Repurchase Agreements (Cost $6,000,750)	6,000,750	0.6

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
3,149,000 (8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $3,149,000)	$3,149,000	0.3

	Total Short-Term Investments (Cost $9,149,750)	$9,149,750	0.9
	Total Investments in Securities (Cost $480,755,263)	$975,384,586	100.6
	Liabilities in Excess of Other Assets	(5,448,234)	(0.6)
	Net Assets	$969,936,352	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate.
(4)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$964,214,944	$—	$—	$964,214,944
Exchange-Traded Funds	2,019,892	—	—	2,019,892
Short-Term Investments	3,149,000	6,000,750	—	9,149,750
Total Investments, at fair value	$969,383,836	$6,000,750	$—	$975,384,586
Other Financial Instruments+
Futures	185,497	—	—	185,497
Total Assets	$969,569,333	$6,000,750	$—	$975,570,083

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$773,606	$35,750	$(137,316)	$(23,572)	$648,468	$11,031	$159,119	$—
	$773,606	$35,750	$(137,316)	$(23,572)	$648,468	$11,031	$159,119	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, Voya Russell™ Mid Cap Index Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
GCI Liberty, Inc. - Class A	5/23/2023	$—	$—
		$—	$—

At December 31, 2023, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P Mid 400 E-Mini	12	03/15/24	$3,371,400	$185,497
			$3,371,400	$185,497

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$185,497
Total Asset Derivatives		$185,497

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$130,756
Total	$130,756

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$292,483
Total	$292,483

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $493,786,976.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$533,120,777
Gross Unrealized Depreciation	(51,337,670)
Net Unrealized Appreciation	$481,783,107

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 2.3%
21,226 (1)(2)	Advantage Solutions, Inc.	$76,838	0.0
7,472 (1)	AMC Networks, Inc. - Class A	140,399	0.0
3,182 (1)	Anterix, Inc.	106,024	0.0
19,745 (1)(2)	AST SpaceMobile, Inc.	119,062	0.0
13,145 (1)	Atlanta Braves Holdings, Inc. - Class C	520,279	0.1
2,836	ATN International, Inc.	110,519	0.0
5,823 (1)	Bandwidth, Inc. - Class A	84,259	0.0
6,022 (1)	Boston Omaha Corp. - Class A	94,726	0.0
24,352 (1)	Bumble, Inc. - Class A	358,949	0.1
8,411 (1)	Cardlytics, Inc.	77,465	0.0
23,646 (1)	Cargurus, Inc.	571,287	0.1
16,227 (1)	Cars.com, Inc.	307,826	0.1
26,437 (1)(2)	Cinemark Holdings, Inc.	372,497	0.1
88,997 (1)	Clear Channel Outdoor Holdings, Inc.	161,975	0.0
10,399	Cogent Communications Holdings, Inc.	790,948	0.1
17,841 (1)	Consolidated Communications Holdings, Inc.	77,608	0.0
380 (1)	Daily Journal Corp.	129,512	0.0
12,620 (1)	DHI Group, Inc.	32,686	0.0
29,152 (1)	EchoStar Corp. - Class A	483,049	0.1
16,099	Entravision Communications Corp. - Class A	67,133	0.0
18,768 (1)	Eventbrite, Inc. - Class A	156,900	0.0
5,237 (1)	EverQuote, Inc. - Class A	64,101	0.0
14,929 (1)	EW Scripps Co. - Class A	119,283	0.0
67,918 (1)(2)	fuboTV, Inc.	215,979	0.0
35,534 (1)	Gannett Co., Inc.	81,728	0.0
166,848 (1)	Globalstar, Inc.	323,685	0.1
16,123 (1)	Gogo, Inc.	163,326	0.0
20,828	Gray Television, Inc.	186,619	0.0
10,391 (1)	Grindr, Inc.	91,233	0.0
3,975 (1)	IDT Corp. - Class B	135,508	0.0
24,108 (1)	iHeartMedia, Inc. - Class A	64,368	0.0
11,081 (1)	IMAX Corp.	166,437	0.0
11,223 (1)	Integral Ad Science Holding Corp.	161,499	0.0
8,786	John Wiley & Sons, Inc. - Class A	278,868	0.1
42,922 (1)	Liberty Latin America Ltd. - Class C	315,047	0.1
13,702 (1)(2)	Lions Gate Entertainment Corp. - Class A	149,352	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services: (continued)
28,777 (1)	Lions Gate Entertainment Corp. - Class B	$293,238	0.1
241,735 (1)	Lumen Technologies, Inc.	442,375	0.1
9,862 (1)	Madison Square Garden Entertainment Corp.	313,513	0.1
31,934 (1)	Magnite, Inc.	298,264	0.1
6,427 (2)	Marcus Corp.	93,706	0.0
5,801 (1)	MediaAlpha, Inc. - Class A	64,681	0.0
36,170 (1)	Nextdoor Holdings, Inc.	68,361	0.0
6,517 (1)	Ooma, Inc.	69,927	0.0
11,416 (1)	Outbrain, Inc.	50,002	0.0
21,641 (1)	Playstudios, Inc.	58,647	0.0
10,241 (1)	PubMatic, Inc. - Class A	167,031	0.0
13,003 (1)	QuinStreet, Inc.	166,698	0.0
6,697	Scholastic Corp.	252,477	0.1
11,804	Shenandoah Telecommunications Co.	255,202	0.1
5,868	Shutterstock, Inc.	283,307	0.1
8,065	Sinclair, Inc.	105,087	0.0
6,273 (1)	Sphere Entertainment Co.	213,031	0.0
4,439	Spok Holdings, Inc.	68,716	0.0
19,354 (1)	Stagwell, Inc.	128,317	0.0
6,400 (1)	TechTarget, Inc.	223,104	0.1
47,872	TEGNA, Inc.	732,442	0.1
23,873	Telephone and Data Systems, Inc.	438,070	0.1
7,732 (1)	Thryv Holdings, Inc.	157,346	0.0
30,106 (1)(3)	Tingo Group, Inc.	—	—
3,573	Townsquare Media, Inc. - Class A	37,731	0.0
23,056 (1)	TrueCar, Inc.	79,774	0.0
37,699 (1)	Vimeo, Inc.	147,780	0.0
5,877 (1)	Vivid Seats, Inc. - Class A	37,143	0.0
13,405 (1)	WideOpenWest, Inc.	54,290	0.0
16,081 (1)	Yelp, Inc.	761,275	0.1
11,144 (1)	Ziff Davis, Inc.	748,765	0.1
16,607 (1)	ZipRecruiter, Inc. - Class A	230,837	0.1

	Consumer Discretionary: 10.7%
6,932 (1)	1-800-Flowers.com, Inc. - Class A	74,727	0.0
19,974 (1)	2U, Inc.	24,568	0.0
7,612	Aaron’s Co., Inc.	82,819	0.0
11,752 (1)	Abercrombie & Fitch Co. - Class A	1,036,761	0.2
17,373	Academy Sports & Outdoors, Inc.	1,146,618	0.2
14,050 (1)	Accel Entertainment, Inc.	144,294	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
7,419	Acushnet Holdings Corp.	$468,658	0.1
22,063 (1)	Adient PLC	802,211	0.1
9,636 (1)	Adtalem Global Education, Inc.	568,042	0.1
24,586 (1)	Allbirds, Inc. - Class A	30,118	0.0
27,346 (1)	American Axle & Manufacturing Holdings, Inc.	240,918	0.0
43,852	American Eagle Outfitters, Inc.	927,908	0.2
1,522 (1)(2)	America’s Car-Mart, Inc.	115,322	0.0
25,297 (1)	AMMO, Inc.	53,124	0.0
21,098	Arko Corp.	174,059	0.0
4,967 (1)	Asbury Automotive Group, Inc.	1,117,426	0.2
3,535 (1)	Atmus Filtration Technologies, Inc.	83,037	0.0
7,364 (1)	Bally’s Corp.	102,654	0.0
34,252 (1)	BARK, Inc.	27,590	0.0
7,362 (1)	Beazer Homes USA, Inc.	248,762	0.1
6,893	Big Lots, Inc.	53,696	0.0
5,480 (1)	BJ’s Restaurants, Inc.	197,335	0.0
21,099	Bloomin’ Brands, Inc.	593,937	0.1
2,635	Bluegreen Vacations Holding Corp.	197,941	0.0
7,142 (1)	Boot Barn Holdings, Inc.	548,220	0.1
4,505 (1)(2)	Bowlero Corp. - Class A	63,791	0.0
10,487 (1)	Brinker International, Inc.	452,829	0.1
7,436	Buckle, Inc.	353,359	0.1
3,274	Build-A-Bear Workshop, Inc.	75,269	0.0
8,440	Caleres, Inc.	259,361	0.1
9,952	Camping World Holdings, Inc. - Class A	261,340	0.1
14,333 (1)	CarParts.com, Inc.	45,292	0.0
3,554	Carriage Services, Inc.	88,886	0.0
9,399	Carrols Restaurant Group, Inc.	74,064	0.0
23,077 (1)	Carvana Co.	1,221,696	0.2
2,090 (1)	Cavco Industries, Inc.	724,436	0.1
8,538 (1)	Century Casinos, Inc.	41,665	0.0
6,834	Century Communities, Inc.	622,851	0.1
11,578	Cheesecake Factory, Inc.	405,346	0.1
27,770 (1)	Chegg, Inc.	315,467	0.1
29,285 (1)	Chico’s FAS, Inc.	221,980	0.0
3,078 (1)	Children’s Place, Inc.	71,471	0.0
4,598 (1)	Chuy’s Holdings, Inc.	175,782	0.0
7,270	Clarus Corp.	50,127	0.0
5,639 (1)	ContextLogic, Inc. - Class A	33,552	0.0
4,199 (1)	Cooper-Standard Holdings, Inc.	82,048	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
31,088 (1)	Coursera, Inc.	$602,175	0.1
5,264 (2)	Cracker Barrel Old Country Store, Inc.	405,749	0.1
11,832	Cricut, Inc. - Class A	77,973	0.0
30,930	Dana, Inc.	451,887	0.1
8,689 (1)	Dave & Buster’s Entertainment, Inc.	467,903	0.1
12,744 (1)	Denny’s Corp.	138,655	0.0
11,068	Designer Brands, Inc. - Class A	97,952	0.0
15,338 (1)	Destination XL Group, Inc.	67,487	0.0
842 (2)	Dillard’s, Inc. - Class A	339,873	0.1
3,780	Dine Brands Global, Inc.	187,677	0.0
6,421 (1)	Dorman Products, Inc.	535,576	0.1
6,073 (1)	Dream Finders Homes, Inc. - Class A	215,774	0.0
6,955 (1)	Duolingo, Inc.	1,577,742	0.3
7,621 (1)	El Pollo Loco Holdings, Inc.	67,217	0.0
2,040	Escalade, Inc.	40,984	0.0
5,512	Ethan Allen Interiors, Inc.	175,943	0.0
8,348 (1)	European Wax Center, Inc. - Class A	113,449	0.0
20,532 (1)	Everi Holdings, Inc.	231,396	0.0
25,095 (1)(2)	EVgo, Inc.	89,840	0.0
30,747 (1)	Figs, Inc. - Class A	213,692	0.0
4,696 (1)	First Watch Restaurant Group, Inc.	94,390	0.0
48,029 (1)(2)	Fisker, Inc.	84,051	0.0
19,611	Foot Locker, Inc.	610,883	0.1
10,234 (1)	Fox Factory Holding Corp.	690,590	0.1
19,290 (1)	Frontdoor, Inc.	679,394	0.1
9,257 (1)	Full House Resorts, Inc.	49,710	0.0
8,574 (1)	Funko, Inc. - Class A	66,277	0.0
2,866 (1)	Genesco, Inc.	100,912	0.0
7,892 (1)	Gentherm, Inc.	413,225	0.1
10,164 (1)	G-III Apparel Group Ltd.	345,373	0.1
8,629 (1)	Global Business Travel Group I	55,657	0.0
4,984	Golden Entertainment, Inc.	199,011	0.0
67,677 (1)	Goodyear Tire & Rubber Co.	969,135	0.2
31,552 (1)	GoPro, Inc. - Class A	109,485	0.0
853	Graham Holdings Co. - Class B	594,132	0.1
6,320 (1)	Green Brick Partners, Inc.	328,261	0.1
3,283	Group 1 Automotive, Inc.	1,000,461	0.2
14,303 (1)	GrowGeneration Corp.	35,901	0.0
7,107	Guess?, Inc.	163,887	0.0
84,685 (1)	Hanesbrands, Inc.	377,695	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
3,764	Haverty Furniture Cos., Inc.	$133,622	0.0
5,653 (1)	Helen of Troy Ltd.	682,939	0.1
3,064	Hibbett, Inc.	220,669	0.0
19,332 (1)	Hilton Grand Vacations, Inc.	776,760	0.1
13,287 (1)	Holley, Inc.	64,708	0.0
3,145	Hooker Furnishings Corp.	82,022	0.0
1,215 (1)	Hovnanian Enterprises, Inc. - Class A	189,078	0.0
5,773 (1)	Inspired Entertainment, Inc.	57,037	0.0
5,630	Installed Building Products, Inc.	1,029,277	0.2
25,926	International Game Technology PLC	710,632	0.1
6,617 (1)	iRobot Corp.	256,078	0.1
4,836	Jack in the Box, Inc.	394,763	0.1
1,441 (1)	JAKKS Pacific, Inc.	51,228	0.0
1,363	Johnson Outdoors, Inc. - Class A	72,811	0.0
16,872	KB Home	1,053,825	0.2
13,535	Kontoor Brands, Inc.	844,855	0.1
20,962 (2)	Krispy Kreme, Inc.	316,317	0.1
1,429 (1)	Kura Sushi USA, Inc. - Class A	108,604	0.0
3,875 (1)	Lands’ End, Inc.	37,045	0.0
3,892 (1)	Landsea Homes Corp.	51,141	0.0
10,523 (1)	Latham Group, Inc.	27,675	0.0
31,666	Laureate Education, Inc.	434,141	0.1
10,423	La-Z-Boy, Inc.	384,817	0.1
5,914	LCI Industries	743,449	0.1
2,845 (1)	Legacy Housing Corp.	71,751	0.0
43,396 (1)	Leslie’s, Inc.	299,866	0.1
5,003 (1)	LGI Homes, Inc.	666,199	0.1
10,722 (1)	Life Time Group Holdings, Inc.	161,688	0.0
21,821 (1)	Light & Wonder, Inc.	1,791,722	0.3
5,523 (1)	Lincoln Educational Services Corp.	55,451	0.0
8,594 (1)	Lindblad Expeditions Holdings, Inc.	96,854	0.0
4,984 (1)(2)	Livewire Group, Inc.	56,369	0.0
3,365 (1)	Lovesac Co.	85,976	0.0
64,315 (1)(2)	Luminar Technologies, Inc.	216,742	0.0
6,499 (1)	M/I Homes, Inc.	895,172	0.2
4,931 (1)	Malibu Boats, Inc. - Class A	270,317	0.1
5,235 (1)	MarineMax, Inc.	203,641	0.0
4,321 (1)	MasterCraft Boat Holdings, Inc.	97,827	0.0
14,054	MDC Holdings, Inc.	776,484	0.1
8,668	Meritage Homes Corp.	1,509,966	0.3
12,392 (1)	Modine Manufacturing Co.	739,802	0.1
3,220	Monarch Casino & Resort, Inc.	222,663	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
11,340 (1)(2)	Mondee Holdings, Inc.	$31,298	0.0
7,666	Monro, Inc.	224,920	0.0
3,908	Movado Group, Inc.	117,826	0.0
955	Nathan’s Famous, Inc.	74,500	0.0
18,800 (1)	National Vision Holdings, Inc.	393,484	0.1
15,147 (1)	Nerdy, Inc.	51,954	0.0
7,860 (1)	ODP Corp.	442,518	0.1
19,481 (1)	OneSpaWorld Holdings Ltd.	274,682	0.1
3,129 (1)	OneWater Marine, Inc. - Class A	105,729	0.0
10,967 (1)	Overstock.com, Inc.	303,676	0.1
3,581	Oxford Industries, Inc.	358,100	0.1
7,825	Papa John’s International, Inc.	596,500	0.1
5,118	Patrick Industries, Inc.	513,591	0.1
15,984	Perdoceo Education Corp.	280,679	0.1
5,200	PetMed Express, Inc.	39,312	0.0
9,455 (1)	PlayAGS, Inc.	79,706	0.0
10,355 (1)	Portillo’s, Inc. - Class A	164,955	0.0
6,901 (1)	Potbelly Corp.	71,908	0.0
15,833	Purple Innovation, Inc.	16,308	0.0
2,197	RCI Hospitality Holdings, Inc.	145,573	0.0
4,036 (1)	Red Robin Gourmet Burgers, Inc.	50,329	0.0
11,401	Red Rock Resorts, Inc. - Class A	608,015	0.1
13,279	Rent-A-Center, Inc.	451,088	0.1
9,746 (1)(2)	Revolve Group, Inc.	161,589	0.0
1,507	Rocky Brands, Inc.	45,481	0.0
22,413 (1)	Rover Group, Inc.	243,853	0.0
15,262 (1)	Rush Street Interactive, Inc.	68,526	0.0
25,936 (1)	Sally Beauty Holdings, Inc.	344,430	0.1
5,778 (1)(2)	Savers Value Village, Inc.	100,422	0.0
8,686 (1)	SeaWorld Entertainment, Inc.	458,881	0.1
9,006 (1)	Shake Shack, Inc. - Class A	667,525	0.1
4,514	Shoe Carnival, Inc.	136,368	0.0
10,742	Signet Jewelers Ltd.	1,152,187	0.2
17,197 (1)	Six Flags Entertainment Corp.	431,301	0.1
12,807 (1)	Skyline Champion Corp.	951,048	0.2
5,349 (1)	Sleep Number Corp.	79,326	0.0
11,617	Smith & Wesson Brands, Inc.	157,527	0.0
5,270 (1)	Snap One Holdings Corp.	46,956	0.0
38,164 (1)(2)	Solid Power, Inc.	55,338	0.0
5,871 (1)	Solo Brands, Inc. - Class A	36,165	0.0
3,653	Sonic Automotive, Inc. - Class A	205,335	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
30,510 (1)	Sonos, Inc.	$522,941	0.1
10,366 (1)	Sportsman’s Warehouse Holdings, Inc.	44,159	0.0
5,035	Standard Motor Products, Inc.	200,443	0.0
17,826	Steven Madden Ltd.	748,692	0.1
21,247 (1)	Stitch Fix, Inc. - Class A	75,852	0.0
6,620 (1)	Stoneridge, Inc.	129,553	0.0
5,477	Strategic Education, Inc.	505,910	0.1
10,161 (1)	Stride, Inc.	603,259	0.1
4,202	Sturm Ruger & Co., Inc.	190,981	0.0
34,002 (1)	Super Group SGHC Ltd.	107,786	0.0
23,510 (1)	Sweetgreen, Inc. - Class A	265,663	0.1
7,713 (1)(2)	Target Hospitality Corp.	75,047	0.0
24,428 (1)	Taylor Morrison Home Corp.	1,303,234	0.2
17,845 (1)	ThredUp, Inc. - Class A	40,151	0.0
7,004 (1)	Tilly’s, Inc. - Class A	52,810	0.0
34,756 (1)(2)	Topgolf Callaway Brands Corp.	498,401	0.1
8,932 (1)	Traeger, Inc.	24,384	0.0
23,009 (1)	Tri Pointe Homes, Inc.	814,519	0.1
20,435 (1)	Udemy, Inc.	301,008	0.1
8,699 (1)	Universal Technical Institute, Inc.	108,911	0.0
15,315 (1)	Urban Outfitters, Inc.	546,592	0.1
7,291 (1)	Vera Bradley, Inc.	56,141	0.0
13,879 (1)	Vista Outdoor, Inc.	410,402	0.1
6,615 (1)	Visteon Corp.	826,213	0.1
18,471 (1)	Vizio Holding Corp. - Class A	142,227	0.0
2,664 (1)	VOXX International Corp.	28,452	0.0
20,295 (1)	Warby Parker, Inc. - Class A	286,160	0.1
685	Winmark Corp.	286,022	0.1
6,957	Winnebago Industries, Inc.	507,026	0.1
18,944	Wolverine World Wide, Inc.	168,412	0.0
52,218 (1)	Workhorse Group, Inc.	18,798	0.0
13,222 (1)	WW International, Inc.	115,692	0.0
5,386 (1)	XPEL, Inc.	290,036	0.1
6,016 (1)	Xponential Fitness, Inc. - Class A	77,546	0.0
3,980 (1)	Zumiez, Inc.	80,953	0.0

	Consumer Staples: 3.3%
7,884	Andersons, Inc.	453,645	0.1
17,283 (2)	B&G Foods, Inc.	181,472	0.0
20,374 (1)	Beauty Health Co.	63,363	0.0
31,571 (1)	BellRing Brands, Inc.	1,749,981	0.3
13,722 (1)(2)	Beyond Meat, Inc.	122,126	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
9,332 (1)(2)	BRC, Inc. - Class A	$33,875	0.0
4,369	Calavo Growers, Inc.	128,492	0.0
9,285	Cal-Maine Foods, Inc.	532,866	0.1
676 (1)	Central Garden & Pet Co.	33,874	0.0
11,443 (1)	Central Garden & Pet Co. - Class A	503,950	0.1
8,410 (1)	Chefs’ Warehouse, Inc.	247,506	0.0
1,146	Coca-Cola Consolidated, Inc.	1,063,946	0.2
17,518	Dole PLC	215,296	0.0
10,369 (1)	Duckhorn Portfolio, Inc.	102,135	0.0
12,114	Edgewell Personal Care Co.	443,736	0.1
12,817 (1)	elf Beauty, Inc.	1,850,006	0.3
17,129	Energizer Holdings, Inc.	542,647	0.1
8,507	Fresh Del Monte Produce, Inc.	223,309	0.0
21,577 (1)	Hain Celestial Group, Inc.	236,268	0.0
23,719 (1)	Herbalife Ltd.	361,952	0.1
11,901 (1)	HF Foods Group, Inc.	63,551	0.0
3,512	Ingles Markets, Inc. - Class A	303,331	0.1
4,409	Inter Parfums, Inc.	634,940	0.1
4,375 (1)	Ispire Technology, Inc.	53,069	0.0
3,672	J & J Snack Foods Corp.	613,738	0.1
2,242	John B Sanfilippo & Son, Inc.	231,016	0.0
4,708	Lancaster Colony Corp.	783,364	0.1
4,869	Limoneira Co.	100,447	0.0
2,483	Medifast, Inc.	166,907	0.0
3,831	MGP Ingredients, Inc.	377,430	0.1
12,371 (1)	Mission Produce, Inc.	124,823	0.0
5,767 (1)	National Beverage Corp.	286,735	0.1
3,469 (1)	Nature’s Sunshine Products, Inc.	59,979	0.0
11,935	Nu Skin Enterprises, Inc. - Class A	231,778	0.0
1,293	Oil-Dri Corp. of America	86,734	0.0
6,019	PriceSmart, Inc.	456,120	0.1
37,264	Primo Water Corp.	560,823	0.1
1,367 (1)	Seneca Foods Corp. - Class A	71,686	0.0
21,919 (1)	Simply Good Foods Co.	867,992	0.2
11,822 (1)	Sovos Brands, Inc.	260,439	0.1
8,929	SpartanNash Co.	204,921	0.0
24,473 (1)	Sprouts Farmers Market, Inc.	1,177,396	0.2
22,368 (1)	SunOpta, Inc.	122,353	0.0
12,501 (1)	TreeHouse Foods, Inc.	518,166	0.1
4,535	Turning Point Brands, Inc.	119,361	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
14,178 (1)	United Natural Foods, Inc.	$230,109	0.0
6,125	Universal Corp.	412,335	0.1
2,743 (1)	USANA Health Sciences, Inc.	147,025	0.0
17,749	Utz Brands, Inc.	288,244	0.1
35,745	Vector Group Ltd.	403,204	0.1
7,030 (1)	Vita Coco Co., Inc.	180,320	0.0
7,562 (1)	Vital Farms, Inc.	118,648	0.0
8,794 (1)	Waldencast PLC - Class A	96,206	0.0
3,250	WD-40 Co.	776,978	0.1
4,225	Weis Markets, Inc.	270,231	0.1
7,424 (1)(2)	Westrock Coffee Co.	75,799	0.0

	Energy: 6.8%
8,927 (1)	Amplify Energy Corp.	52,937	0.0
33,570	Archrock, Inc.	516,978	0.1
10,369	Ardmore Shipping Corp.	146,099	0.0
4,183	Atlas Energy Solutions, Inc.	72,031	0.0
19,877	Berry Corp.	139,735	0.0
53,784 (1)(2)	Borr Drilling Ltd.	395,850	0.1
5,923 (1)	Bristow Group, Inc.	167,443	0.0
15,506	Cactus, Inc. - Class A	703,972	0.1
16,983	California Resources Corp.	928,630	0.2
14,660 (1)	Callon Petroleum Co.	474,984	0.1
3,056 (1)	Centrus Energy Corp. - Class A	166,277	0.0
46,827	ChampionX Corp.	1,367,817	0.2
9,957	Chord Energy Corp.	1,655,152	0.3
18,380	Civitas Resources, Inc.	1,256,824	0.2
41,826 (1)	Clean Energy Fuels Corp.	160,194	0.0
37,322 (1)	CNX Resources Corp.	746,440	0.1
21,981 (2)	Comstock Resources, Inc.	194,532	0.0
7,426	CONSOL Energy, Inc.	746,536	0.1
11,466	Core Laboratories, Inc.	202,490	0.0
16,540 (2)	Crescent Energy Co. - Class A	218,493	0.0
7,099	CVR Energy, Inc.	215,100	0.0
15,789	Delek US Holdings, Inc.	407,356	0.1
33,175	DHT Holdings, Inc.	325,447	0.1
24,738 (1)	Diamond Offshore Drilling, Inc.	321,594	0.1
4,998 (1)	DMC Global, Inc.	94,062	0.0
8,006	Dorian LPG Ltd.	351,223	0.1
8,540 (1)	Dril-Quip, Inc.	198,726	0.0
3,443 (1)	Empire Petroleum Corp.	37,839	0.0
34,812 (1)	Encore Energy Corp.	136,811	0.0
37,851 (1)(2)	Energy Fuels, Inc./ Canada	272,149	0.1
104,979	Equitrans Midstream Corp.	1,068,686	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
8,902	Evolution Petroleum Corp.	$51,721	0.0
4,774	Excelerate Energy, Inc. - Class A	73,806	0.0
21,263 (1)	Expro Group Holdings NV	338,507	0.1
7,414	FLEX LNG Ltd.	215,451	0.0
2,778 (1)	Forum Energy Technologies, Inc.	61,588	0.0
57,511 (1)(2)	Gevo, Inc.	66,713	0.0
24,461	Golar LNG Ltd.	562,358	0.1
7,040	Granite Ridge Resources, Inc.	42,381	0.0
13,921 (1)	Green Plains, Inc.	351,088	0.1
2,573 (1)	Gulfport Energy Corp.	342,724	0.1
6,021 (1)	Hallador Energy Co.	53,226	0.0
35,018 (1)	Helix Energy Solutions Group, Inc.	359,985	0.1
23,348	Helmerich & Payne, Inc.	845,665	0.2
2,838	HighPeak Energy, Inc.	40,413	0.0
9,898	International Seaways, Inc.	450,161	0.1
4,395	Kinetik Holdings, Inc.	146,793	0.0
3,349 (1)(2)	KLX Energy Services Holdings, Inc.	37,710	0.0
3,177	Kodiak Gas Services, Inc.	63,794	0.0
110,217 (1)	Kosmos Energy Ltd.	739,556	0.1
39,213	Liberty Energy, Inc.	711,324	0.1
43,626	Magnolia Oil & Gas Corp. - Class A	928,797	0.2
27,156	Matador Resources Co.	1,544,090	0.3
35,423	Murphy Oil Corp.	1,511,145	0.3
2,216 (1)	Nabors Industries Ltd.	180,892	0.0
19,397 (1)	Newpark Resources, Inc.	128,796	0.0
17,722 (1)	NextDecade Corp.	84,534	0.0
26,492	Noble Corp. PLC	1,275,855	0.2
50,298	Nordic American Tankers Ltd.	211,252	0.0
18,907	Northern Oil and Gas, Inc.	700,882	0.1
24,425 (1)	Oceaneering International, Inc.	519,764	0.1
16,271 (1)	Oil States International, Inc.	110,480	0.0
16,399	Overseas Shipholding Group, Inc. - Class A	86,423	0.0
13,326 (1)	Par Pacific Holdings, Inc.	484,667	0.1
84,790	Patterson-UTI Energy, Inc.	915,732	0.2
26,855	PBF Energy, Inc. - Class A	1,180,546	0.2
27,556 (2)	Peabody Energy Corp.	670,162	0.1
93,584	Permian Resources Corp.	1,272,742	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
5,827 (1)	ProFrac Holding Corp. - Class A	$49,413	0.0
23,276 (1)	ProPetro Holding Corp.	195,053	0.0
3,914 (1)	REX American Resources Corp.	185,132	0.0
2,384	Riley Exploration Permian, Inc.	64,940	0.0
27,115 (1)	Ring Energy, Inc.	39,588	0.0
20,571	RPC, Inc.	149,757	0.0
8,103	SandRidge Energy, Inc.	110,768	0.0
11,654	Scorpio Tankers, Inc.	708,563	0.1
6,710 (1)	SEACOR Marine Holdings, Inc.	84,479	0.0
12,149 (1)	Seadrill Ltd.	574,405	0.1
20,365	Select Water Solutions, Inc.	154,570	0.0
28,477	SFL Corp. Ltd.	321,221	0.1
4,442 (1)	SilverBow Resources, Inc.	129,173	0.0
19,537	Sitio Royalties Corp. - Class A	459,315	0.1
28,685	SM Energy Co.	1,110,683	0.2
9,033	Solaris Oilfield Infrastructure, Inc. - Class A	71,903	0.0
26,579 (1)	Talos Energy, Inc.	378,219	0.1
16,955 (1)	Teekay Corp.	121,228	0.0
5,797	Teekay Tankers Ltd. - Class A	289,676	0.1
132,022 (1)(2)	Tellurian, Inc.	99,756	0.0
31,307 (1)	TETRA Technologies, Inc.	141,508	0.0
11,329 (1)	Tidewater, Inc.	816,934	0.1
89,580 (1)	Uranium Energy Corp.	573,312	0.1
18,613 (1)	US Silica Holdings, Inc.	210,513	0.0
27,858	VAALCO Energy, Inc.	125,082	0.0
14,552 (1)	Valaris Ltd.	997,831	0.2
16,542 (1)	Vertex Energy, Inc.	56,077	0.0
4,864 (1)	Vital Energy, Inc.	221,263	0.0
6,295	Vitesse Energy, Inc.	137,798	0.0
23,974	W&T Offshore, Inc.	78,155	0.0
17,082 (1)	Weatherford International PLC	1,671,132	0.3
14,560	World Fuel Services Corp.	331,677	0.1

	Financials: 16.6%
4,342	1st Source Corp.	238,593	0.0
2,510	ACNB Corp.	112,348	0.0
5,177	Alerus Financial Corp.	115,913	0.0
5,259 (1)	AlTi Global, Inc.	46,069	0.0
4,815	Amalgamated Financial Corp.	129,716	0.0
4,680 (2)	A-Mark Precious Metals, Inc.	141,570	0.0
11,050 (1)	Ambac Financial Group, Inc.	182,104	0.0
7,075	Amerant Bancorp, Inc.	173,833	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
4,891 (1)	American Coastal Insurance Corp.	$46,269	0.0
18,356 (1)	American Equity Investment Life Holding Co.	1,024,265	0.2
3,041	American National Bankshares, Inc.	148,249	0.0
15,908	Ameris Bancorp	843,919	0.1
4,863	AMERISAFE, Inc.	227,491	0.0
35,190	Apollo Commercial Real Estate Finance, Inc.	413,131	0.1
43,159 (2)	Arbor Realty Trust, Inc.	655,154	0.1
12,322	Ares Commercial Real Estate Corp.	127,656	0.0
10,046 (2)	ARMOUR Residential REIT, Inc.	194,089	0.0
4,093	Arrow Financial Corp.	114,358	0.0
14,267	Artisan Partners Asset Management, Inc. - Class A	630,316	0.1
5,588 (1)	AssetMark Financial Holdings, Inc.	167,361	0.0
35,895	Associated Banc-Corp.	767,794	0.1
18,276	Atlantic Union Bankshares Corp.	667,805	0.1
35,963 (1)	AvidXchange Holdings, Inc.	445,582	0.1
13,348 (1)	Axos Financial, Inc.	728,801	0.1
4,711 (2)	B Riley Financial, Inc.	98,884	0.0
16,418 (1)(2)	Bakkt Holdings, Inc.	36,612	0.0
31,605	Banc of California, Inc.	424,455	0.1
5,391	BancFirst Corp.	524,706	0.1
7,530	Banco Latinoamericano de Comercio Exterior SA - Class E	186,292	0.0
12,566 (1)	Bancorp, Inc.	484,545	0.1
2,444 (2)	Bank First Corp.	211,797	0.0
9,423 (2)	Bank of Hawaii Corp.	682,791	0.1
4,376	Bank of Marin Bancorp	96,360	0.0
11,771	Bank of NT Butterfield & Son Ltd.	376,790	0.1
17,890	BankUnited, Inc.	580,173	0.1
8,290	Banner Corp.	444,012	0.1
4,498	Bar Harbor Bankshares	132,061	0.0
11,308	Berkshire Hills Bancorp, Inc.	280,778	0.1
82,338	BGC Group, Inc. - Class A	594,480	0.1
40,698 (2)	Blackstone Mortgage Trust, Inc. - Class A	865,646	0.2
7,665 (1)	Blue Foundry Bancorp	74,121	0.0
11,885	Bread Financial Holdings, Inc.	391,492	0.1
6,743 (1)	Bridgewater Bancshares, Inc.	91,165	0.0
7,890	Brightsphere Investment Group, Inc.	151,172	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
31,009	BrightSpire Capital, Inc.	$230,707	0.0
22,084	Brookline Bancorp, Inc.	240,936	0.0
14,507 (1)	BRP Group, Inc. - Class A	348,458	0.1
1,684 (2)	Burke & Herbert Financial Services Corp.	105,924	0.0
6,928	Business First Bancshares, Inc.	170,775	0.0
6,930	Byline Bancorp, Inc.	163,271	0.0
43,676	Cadence Bank	1,292,373	0.2
1,970	Cambridge Bancorp	136,718	0.0
3,945	Camden National Corp.	148,450	0.0
17,201 (1)	Cannae Holdings, Inc.	335,592	0.1
14,894 (1)	Cantaloupe, Inc.	110,365	0.0
3,945	Capital City Bank Group, Inc.	116,101	0.0
32,306	Capitol Federal Financial, Inc.	208,374	0.0
5,462	Capstar Financial Holdings, Inc.	102,358	0.0
7,102 (1)	Carter Bankshares, Inc.	106,317	0.0
3,704	Cass Information Systems, Inc.	166,865	0.0
16,575	Cathay General Bancorp	738,748	0.1
7,245	Central Pacific Financial Corp.	142,582	0.0
4,982	Chicago Atlantic Real Estate Finance, Inc.	80,609	0.0
57,184	Chimera Investment Corp.	285,348	0.1
4,847	Citizens & Northern Corp.	108,718	0.0
1,174	Citizens Financial Services, Inc.	75,981	0.0
3,638	City Holding Co.	401,126	0.1
4,825	Civista Bancshares, Inc.	88,973	0.0
22,829	Claros Mortgage Trust, Inc.	311,159	0.1
6,078	CNB Financial Corp.	137,302	0.0
27,004	CNO Financial Group, Inc.	753,412	0.1
2,958 (1)	Coastal Financial Corp.	131,365	0.0
6,099	Cohen & Steers, Inc.	461,877	0.1
8,015 (1)	Columbia Financial, Inc.	154,529	0.0
12,876	Community Bank System, Inc.	670,968	0.1
4,181	Community Trust Bancorp, Inc.	183,379	0.0
15,720	Compass Diversified Holdings	352,914	0.1
9,767	ConnectOne Bancorp, Inc.	223,762	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
12,775 (1)	CrossFirst Bankshares, Inc.	$173,484	0.0
6,905 (1)	Customers Bancorp, Inc.	397,866	0.1
32,070	CVB Financial Corp.	647,493	0.1
749	Diamond Hill Investment Group, Inc.	124,027	0.0
9,013	Dime Community Bancshares, Inc.	242,720	0.0
5,937 (1)	Donnelley Financial Solutions, Inc.	370,291	0.1
12,914	Dynex Capital, Inc.	161,683	0.0
7,490	Eagle Bancorp, Inc.	225,749	0.0
37,481	Eastern Bankshares, Inc.	532,230	0.1
6,452 (1)	eHealth, Inc.	56,261	0.0
18,087	Ellington Financial, Inc.	229,886	0.0
6,619	Employers Holdings, Inc.	260,789	0.1
7,198	Enact Holdings, Inc.	207,950	0.0
5,667 (1)	Encore Capital Group, Inc.	287,600	0.1
7,141 (1)	Enova International, Inc.	395,326	0.1
2,882 (1)	Enstar Group Ltd.	848,317	0.1
3,186	Enterprise Bancorp, Inc.	102,780	0.0
9,024	Enterprise Financial Services Corp.	402,922	0.1
4,126	Equity Bancshares, Inc. - Class A	139,871	0.0
1,972	Esquire Financial Holdings, Inc.	98,521	0.0
24,997	Essent Group Ltd.	1,318,342	0.2
4,511	F&G Annuities & Life, Inc.	207,506	0.0
3,890	Farmers & Merchants Bancorp, Inc./Archbold OH	96,472	0.0
10,370	Farmers National Banc Corp.	149,847	0.0
8,852	FB Financial Corp.	352,752	0.1
2,272	Federal Agricultural Mortgage Corp. - Class C	434,452	0.1
1,506	Fidelity D&D Bancorp, Inc.	87,393	0.0
4,884	Financial Institutions, Inc.	104,029	0.0
3,299	First Bancorp, Inc.	93,098	0.0
41,454	First BanCorp/Puerto Rico	681,918	0.1
9,848	First Bancorp/Southern Pines NC	364,474	0.1
7,939	First Bancshares, Inc.	232,851	0.0
13,216	First Busey Corp.	328,021	0.1
25,095	First Commonwealth Financial Corp.	387,467	0.1
5,023	First Community Bankshares, Inc.	186,353	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
23,121	First Financial Bancorp	$549,124	0.1
31,320	First Financial Bankshares, Inc.	948,996	0.2
3,278	First Financial Corp.	141,052	0.0
13,110	First Foundation, Inc.	126,905	0.0
20,035	First Interstate BancSystem, Inc. - Class A	616,076	0.1
14,514	First Merchants Corp.	538,179	0.1
5,346	First Mid Bancshares, Inc.	185,292	0.0
6,463	First of Long Island Corp.	85,570	0.0
9,068	FirstCash Holdings, Inc.	982,881	0.2
3,761	Five Star Bancorp	98,463	0.0
7,757	Flushing Financial Corp.	127,835	0.0
24,646 (1)	Flywire Corp.	570,555	0.1
27,514 (1)	Forge Global Holdings, Inc.	94,373	0.0
21,604	Franklin BSP Realty Trust, Inc.	291,870	0.1
38,567	Fulton Financial Corp.	634,813	0.1
11,186	GCM Grosvenor, Inc. - Class A	100,227	0.0
112,101 (1)	Genworth Financial, Inc. - Class A	748,835	0.1
7,512	German American Bancorp, Inc.	243,464	0.1
26,856	Glacier Bancorp, Inc.	1,109,690	0.2
5,135 (1)	Goosehead Insurance, Inc. - Class A	389,233	0.1
15,946	Granite Point Mortgage Trust, Inc.	94,719	0.0
2,620	Great Southern Bancorp, Inc.	155,497	0.0
11,310 (1)	Green Dot Corp. - Class A	111,969	0.0
1,964	Greene County Bancorp, Inc.	55,385	0.0
8,004 (1)	Greenlight Capital Re Ltd. - Class A	91,406	0.0
8,604	Hamilton Lane, Inc. - Class A	976,038	0.2
20,740	Hancock Whitney Corp.	1,007,757	0.2
8,339	Hanmi Financial Corp.	161,777	0.0
25,091 (2)	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	692,010	0.1
11,518	HarborOne Bancorp, Inc.	137,986	0.0
1,585	HCI Group, Inc.	138,529	0.0
10,495	Heartland Financial USA, Inc.	394,717	0.1
15,621	Heritage Commerce Corp.	154,960	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
9,078	Heritage Financial Corp.	$194,178	0.0
11,077	Hilltop Holdings, Inc.	390,021	0.1
422 (2)	Hingham Institution For Savings The	82,037	0.0
2,985 (1)(2)	Hippo Holdings, Inc.	27,223	0.0
2,346	Home Bancorp, Inc.	98,555	0.0
45,550	Home BancShares, Inc.	1,153,781	0.2
4,605	HomeStreet, Inc.	47,432	0.0
4,857	HomeTrust Bancshares, Inc.	130,750	0.0
29,007	Hope Bancorp, Inc.	350,405	0.1
10,228	Horace Mann Educators Corp.	334,456	0.1
11,283	Horizon Bancorp, Inc.	161,460	0.0
10,724	Independent Bank Corp.	705,746	0.1
5,926	Independent Bank Corp. Michigan	154,195	0.0
8,883	Independent Bank Group, Inc.	451,967	0.1
12,985	International Bancshares Corp.	705,345	0.1
8,274 (1)	International Money Express, Inc.	182,773	0.0
10,154	Invesco Mortgage Capital, Inc.	89,964	0.0
19,756	Jackson Financial, Inc. - Class A	1,011,507	0.2
9,209	James River Group Holdings Ltd.	85,091	0.0
3,558	John Marshall Bancorp, Inc.	80,268	0.0
16,031	Kearny Financial Corp.	143,798	0.0
14,643	KKR Real Estate Finance Trust, Inc.	193,727	0.0
29,014	Ladder Capital Corp.	333,951	0.1
16,324	Lakeland Bancorp, Inc.	241,432	0.0
6,094	Lakeland Financial Corp.	397,085	0.1
12,168 (1)(2)	Lemonade, Inc.	196,270	0.0
25,502 (1)	LendingClub Corp.	222,887	0.0
2,606 (1)	LendingTree, Inc.	79,014	0.0
8,266	Live Oak Bancshares, Inc.	376,103	0.1
9,315	Macatawa Bank Corp.	105,073	0.0
26,105 (1)	Maiden Holdings Ltd.	59,780	0.0
116,080 (1)	Marqeta, Inc. - Class A	810,238	0.1
11,681	MBIA, Inc.	71,488	0.0
4,473	Mercantile Bank Corp.	180,620	0.0
4,153	Merchants Bancorp	176,835	0.0
6,592	Mercury General Corp.	245,948	0.1
6,029	Metrocity Bankshares, Inc.	144,817	0.0
2,546 (1)	Metropolitan Bank Holding Corp.	140,997	0.0
25,211	MFA Financial, Inc.	284,128	0.1
4,469	Mid Penn Bancorp, Inc.	108,507	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
2,563	Middlefield Banc Corp.	$82,964	0.0
6,018	Midland States Bancorp, Inc.	165,856	0.0
4,062	MidWestOne Financial Group, Inc.	109,308	0.0
15,776	Moelis & Co. - Class A	885,507	0.2
15,457 (1)	Mr Cooper Group, Inc.	1,006,560	0.2
3,348	MVB Financial Corp.	75,531	0.0
9,052	National Bank Holdings Corp. - Class A	336,644	0.1
554	National Western Life Group, Inc. - Class A	267,593	0.1
20,689	Navient Corp.	385,229	0.1
11,284	NBT Bancorp, Inc.	472,912	0.1
3,345	Nelnet, Inc. - Class A	295,096	0.1
8,358 (1)	NerdWallet, Inc. - Class A	123,030	0.0
22,732	New York Mortgage Trust, Inc.	193,904	0.0
5,947 (2)	NewtekOne, Inc.	82,069	0.0
3,265	Nicolet Bankshares, Inc.	262,767	0.1
19,590 (1)	NMI Holdings, Inc. - Class A	581,431	0.1
1,939	Northeast Bank	107,013	0.0
11,138	Northfield Bancorp, Inc.	140,116	0.0
30,819	Northwest Bancshares, Inc.	384,621	0.1
2,382	Norwood Financial Corp.	78,392	0.0
14,822	OceanFirst Financial Corp.	257,310	0.1
1,878 (1)	Ocwen Financial Corp.	57,767	0.0
11,575	OFG Bancorp	433,831	0.1
70,141	Old National Bancorp	1,184,681	0.2
11,781	Old Second Bancorp, Inc.	181,899	0.0
23,898 (1)	Open Lending Corp.	203,372	0.0
1,471	Orange County Bancorp, Inc.	88,613	0.0
9,659 (2)	Orchid Island Capital, Inc.	81,425	0.0
7,567	Origin Bancorp, Inc.	269,158	0.1
37,043 (1)	Oscar Health, Inc. - Class A	338,943	0.1
10,813	P10, Inc. - Class A	110,509	0.0
22,922	Pacific Premier Bancorp, Inc.	667,259	0.1
47,731 (1)	Pagseguro Digital Ltd. - Class A	595,206	0.1
5,981 (1)	Palomar Holdings, Inc.	331,946	0.1
3,550	Park National Corp.	471,653	0.1
6,283	Pathward Financial, Inc.	332,559	0.1
13,308	Patria Investments Ltd. - Class A	206,407	0.0
63,426 (1)	Payoneer Global, Inc.	330,449	0.1
7,926 (1)	Paysafe Ltd.	101,374	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
4,688	Peapack-Gladstone Financial Corp.	$139,796	0.0
6,162	PennyMac Financial Services, Inc.	544,536	0.1
22,129	PennyMac Mortgage Investment Trust	330,829	0.1
8,813	Peoples Bancorp, Inc.	297,527	0.1
2,083	Peoples Financial Services Corp.	101,442	0.0
10,234	Perella Weinberg Partners	125,162	0.0
4,144	Piper Sandler Cos.	724,661	0.1
5,669 (2)	PJT Partners, Inc. - Class A	577,501	0.1
1,760	Plumas Bancorp	72,776	0.0
9,600 (1)	PRA Group, Inc.	251,520	0.1
3,242	Preferred Bank/Los Angeles CA	236,828	0.0
9,388	Premier Financial Corp.	226,251	0.0
13,258	ProAssurance Corp.	182,828	0.0
10,856 (1)	PROG Holdings, Inc.	335,559	0.1
18,216	Provident Financial Services, Inc.	328,434	0.1
4,435	QCR Holdings, Inc.	258,960	0.1
37,530	Radian Group, Inc.	1,071,481	0.2
38,068	Ready Capital Corp.	390,197	0.1
1,455	Red River Bancshares, Inc.	81,640	0.0
28,612	Redwood Trust, Inc.	212,015	0.0
2,050	Regional Management Corp.	51,414	0.0
31,351 (1)	Remitly Global, Inc.	608,836	0.1
13,640	Renasant Corp.	459,395	0.1
2,515	Republic Bancorp, Inc. - Class A	138,727	0.0
9,801	S&T Bancorp, Inc.	327,549	0.1
3,699	Safety Insurance Group, Inc.	281,087	0.1
11,209	Sandy Spring Bancorp, Inc.	305,333	0.1
20,245	Seacoast Banking Corp. of Florida	576,173	0.1
14,514	Selective Insurance Group, Inc.	1,443,853	0.2
34,507 (1)	Selectquote, Inc.	47,275	0.0
12,337	ServisFirst Bancshares, Inc.	822,014	0.1
30,240	Simmons First National Corp. - Class A	599,962	0.1
18,164 (1)	SiriusPoint Ltd.	210,702	0.0
5,488 (1)	Skyward Specialty Insurance Group, Inc.	185,933	0.0
5,200	SmartFinancial, Inc.	127,348	0.0
2,269 (1)	Southern First Bancshares, Inc.	84,180	0.0
2,563	Southern Missouri Bancorp, Inc.	136,839	0.0
7,441	Southside Bancshares, Inc.	233,052	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
18,192	SouthState Corp.	$1,536,314	0.3
12,366	Stellar Bancorp, Inc.	344,269	0.1
12,914	StepStone Group, Inc. - Class A	411,053	0.1
6,552	Stewart Information Services Corp.	384,930	0.1
6,845	Stock Yards Bancorp, Inc.	352,449	0.1
69,967 (1)	StoneCo Ltd. - Class A	1,261,505	0.2
6,451 (1)	StoneX Group, Inc.	476,277	0.1
11,418 (1)	Texas Capital Bancshares, Inc.	737,945	0.1
4,036 (1)	Third Coast Bancshares, Inc.	80,195	0.0
6,502	Tiptree, Inc.	123,278	0.0
3,730	Tompkins Financial Corp.	224,658	0.0
17,402	Towne Bank/ Portsmouth VA	517,884	0.1
18,139	TPG RE Finance Trust, Inc.	117,904	0.0
7,925	TriCo Bancshares	340,537	0.1
5,377 (1)	Triumph Financial, Inc.	431,128	0.1
9,444 (1)(2)	Trupanion, Inc.	288,136	0.1
5,119	TrustCo Bank Corp. NY	158,945	0.0
14,877	Trustmark Corp.	414,771	0.1
22,977	Two Harbors Investment Corp.	320,070	0.1
10,678	UMB Financial Corp.	892,147	0.2
31,316	United Bankshares, Inc.	1,175,916	0.2
27,754	United Community Banks, Inc.	812,082	0.1
5,590	United Fire Group, Inc.	112,471	0.0
6,459	Universal Insurance Holdings, Inc.	103,215	0.0
8,000	Univest Financial Corp.	176,240	0.0
17,472 (1)(2)	Upstart Holdings, Inc.	713,906	0.1
103,341	Valley National Bancorp	1,122,283	0.2
12,890	Veritex Holdings, Inc.	299,950	0.1
6,323	Victory Capital Holdings, Inc. - Class A	217,764	0.0
1,667	Virtus Investment Partners, Inc.	403,014	0.1
7,608	Walker & Dunlop, Inc.	844,564	0.1
15,731	Washington Federal, Inc.	518,494	0.1
4,515	Washington Trust Bancorp, Inc.	146,196	0.0
6,003	Waterstone Financial, Inc.	85,243	0.0
14,218	WesBanco, Inc.	446,019	0.1
4,815	West BanCorp, Inc.	102,078	0.0
6,411	Westamerica BanCorp	361,645	0.1
33,871	WisdomTree, Inc.	234,726	0.0
964 (1)	World Acceptance Corp.	125,831	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
15,011	WSFS Financial Corp.	$689,455	0.1

	Health Care: 15.2%
73,398 (1)	23andMe Holding Co. - Class A	67,049	0.0
12,382 (1)(2)	2seventy bio, Inc.	52,871	0.0
9,638 (1)	4D Molecular Therapeutics, Inc.	195,266	0.0
15,187 (1)	89bio, Inc.	169,639	0.0
29,158 (1)	ACADIA Pharmaceuticals, Inc.	912,937	0.2
16,512 (1)	Accolade, Inc.	198,309	0.0
23,906 (1)	Accuray, Inc.	67,654	0.0
8,066 (1)	ACELYRIN, Inc.	60,172	0.0
6,855 (1)	Actinium Pharmaceuticals, Inc.	34,823	0.0
23,209 (1)	AdaptHealth Corp.	169,194	0.0
27,862 (1)	Adaptive Biotechnologies Corp.	136,524	0.0
3,865 (1)	Addus HomeCare Corp.	358,865	0.1
52,067 (1)	ADMA Biologics, Inc.	235,343	0.1
2,846 (1)	Aerovate Therapeutics, Inc.	64,405	0.0
88,944 (1)	Agenus, Inc.	73,637	0.0
7,426 (1)	Agiliti, Inc.	58,814	0.0
13,358 (1)	Agios Pharmaceuticals, Inc.	297,483	0.1
12,119 (1)	Akero Therapeutics, Inc.	282,979	0.1
11,517 (1)	Aldeyra Therapeutics, Inc.	40,425	0.0
15,767 (1)	Alector, Inc.	125,821	0.0
20,740 (1)	Alignment Healthcare, Inc.	178,571	0.0
39,794 (1)	Alkermes PLC	1,103,886	0.2
16,752 (1)	Allakos, Inc.	45,733	0.0
22,778 (1)	Allogene Therapeutics, Inc.	73,117	0.0
13,402 (1)	Allovir, Inc.	9,111	0.0
26,109 (1)	Allscripts Healthcare Solutions, Inc.	273,883	0.1
21,135 (1)	Alphatec Holdings, Inc.	319,350	0.1
7,701 (1)	Alpine Immune Sciences, Inc.	146,781	0.0
12,168 (1)(2)	Altimmune, Inc.	136,890	0.0
6,418 (1)	ALX Oncology Holdings, Inc.	95,564	0.0
61,018 (1)	American Well Corp. - Class A	90,917	0.0
67,569 (1)	Amicus Therapeutics, Inc.	958,804	0.2
9,182 (1)	AMN Healthcare Services, Inc.	687,548	0.1
29,392 (1)	Amneal Pharmaceuticals, Inc.	178,409	0.0
9,196 (1)	Amphastar Pharmaceuticals, Inc.	568,773	0.1
12,019 (1)	Amylyx Pharmaceuticals, Inc.	176,920	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,772 (1)(2)	AnaptysBio, Inc.	$102,216	0.0
17,031 (1)(2)	Anavex Life Sciences Corp.	158,559	0.0
9,350 (1)	AngioDynamics, Inc.	73,304	0.0
3,442 (1)	ANI Pharmaceuticals, Inc.	189,792	0.0
3,881 (1)	Anika Therapeutics, Inc.	87,943	0.0
11,950 (1)	Annexon, Inc.	54,253	0.0
4,897 (1)	Apogee Therapeutics, Inc.	136,822	0.0
10,363 (1)	Apollo Medical Holdings, Inc.	396,903	0.1
33,460 (1)	Arbutus Biopharma Corp.	83,650	0.0
9,137 (1)	Arcellx, Inc.	507,104	0.1
5,696 (1)	Arcturus Therapeutics Holdings, Inc.	179,595	0.0
12,843 (1)	Arcus Biosciences, Inc.	245,301	0.1
19,618 (1)	Arcutis Biotherapeutics, Inc.	63,366	0.0
55,109 (1)	Ardelyx, Inc.	341,676	0.1
24,303 (1)	Arrowhead Pharmaceuticals, Inc.	743,672	0.1
6,011 (1)	ARS Pharmaceuticals, Inc.	32,940	0.0
9,812 (1)	Artivion, Inc.	175,439	0.0
11,823 (1)	Arvinas, Inc.	486,635	0.1
21,839 (1)	Assertio Holdings, Inc.	23,368	0.0
8,132 (1)	Astria Therapeutics, Inc.	62,454	0.0
24,448 (1)	Atara Biotherapeutics, Inc.	12,537	0.0
19,651 (1)	Atea Pharmaceuticals, Inc.	59,936	0.0
11,217 (1)	AtriCure, Inc.	400,335	0.1
346	Atrion Corp.	131,061	0.0
7,012 (1)	Aura Biosciences, Inc.	62,126	0.0
32,662 (1)	Aurinia Pharmaceuticals, Inc.	293,631	0.1
11,244 (1)	Avanos Medical, Inc.	252,203	0.1
13,040 (1)	Aveanna Healthcare Holdings, Inc.	34,947	0.0
15,171 (1)	Avid Bioservices, Inc.	98,611	0.0
17,393 (1)	Avidity Biosciences, Inc.	157,407	0.0
6,261 (1)	Avita Medical, Inc.	85,901	0.0
10,332 (1)	Axogen, Inc.	70,568	0.0
11,790 (1)	Axonics, Inc.	733,692	0.1
8,475 (1)	Axsome Therapeutics, Inc.	674,525	0.1
17,151 (1)(2)	Beam Therapeutics, Inc.	466,850	0.1
11,072 (1)	BioAtla, Inc.	27,237	0.0
46,348 (1)	BioCryst Pharmaceuticals, Inc.	277,625	0.1
16,324 (1)	Biohaven Ltd.	698,667	0.1
8,395 (1)	BioLife Solutions, Inc.	136,419	0.0
4,874 (1)(2)	Biomea Fusion, Inc.	70,770	0.0
25,529 (1)	Bluebird Bio, Inc.	35,230	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
14,620 (1)	Blueprint Medicines Corp.	$1,348,549	0.2
27,547 (1)	Bridgebio Pharma, Inc.	1,112,072	0.2
45,620 (1)	Brookdale Senior Living, Inc.	265,508	0.1
36,605 (1)(2)	Butterfly Network, Inc.	39,533	0.0
8,470 (1)	Cabaletta Bio, Inc.	192,269	0.0
13,390 (1)	Cara Therapeutics, Inc.	9,949	0.0
12,587 (1)	CareDx, Inc.	151,044	0.0
19,582 (1)	Caribou Biosciences, Inc.	112,205	0.0
6,714	Carisma Therapeutics, Inc.	19,672	0.0
31,066 (3)(4)	Cartesian Therapeutics, Inc. CVR	5,592	0.0
9,512 (1)(2)	Cassava Sciences, Inc.	214,115	0.0
6,050 (1)	Castle Biosciences, Inc.	130,559	0.0
23,915 (1)	Catalyst Pharmaceuticals, Inc.	402,011	0.1
4,625 (1)(2)	Celcuity, Inc.	67,386	0.0
11,151 (1)(2)	Celldex Therapeutics, Inc.	442,249	0.1
16,552 (1)	Cerevel Therapeutics Holdings, Inc.	701,805	0.1
44,341 (1)	Cerus Corp.	95,777	0.0
32,220 (1)	Citius Pharmaceuticals, Inc.	24,374	0.0
5,368 (1)	ClearPoint Neuro, Inc.	36,449	0.0
17,449 (1)	Codexis, Inc.	53,219	0.0
19,749 (1)	Cogent Biosciences, Inc.	116,124	0.0
24,887 (1)	Coherus Biosciences, Inc.	82,874	0.0
8,504 (1)	Collegium Pharmaceutical, Inc.	261,753	0.1
31,504 (1)	Community Health Systems, Inc.	98,608	0.0
23,209 (1)	Compass Therapeutics, Inc.	36,206	0.0
3,751 (1)	Computer Programs and Systems, Inc.	42,011	0.0
7,305	CONMED Corp.	799,971	0.1
19,391 (1)	Corcept Therapeutics, Inc.	629,820	0.1
13,755 (1)(2)	CorMedix, Inc.	51,719	0.0
2,155 (1)	CorVel Corp.	532,738	0.1
15,572 (1)	Crinetics Pharmaceuticals, Inc.	554,052	0.1
8,437 (1)	Cross Country Healthcare, Inc.	191,014	0.0
9,744 (1)	CryoPort, Inc.	150,935	0.0
9,045 (1)	Cue Biopharma, Inc.	23,879	0.0
6,026 (1)	Cullinan Oncology, Inc.	61,405	0.0
2,842 (1)	CVRx, Inc.	89,352	0.0
27,085 (1)	Cymabay Therapeutics, Inc.	639,748	0.1
29,593 (1)	Cytek Biosciences, Inc.	269,888	0.1
22,416 (1)	Cytokinetics, Inc.	1,871,512	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
15,386 (1)	Day One Biopharmaceuticals, Inc.	$224,636	0.1
13,016 (1)	Deciphera Pharmaceuticals, Inc.	209,948	0.0
10,728 (1)	Definitive Healthcare Corp.	106,636	0.0
28,367 (1)	Denali Therapeutics, Inc.	608,756	0.1
8,459 (1)	Design Therapeutics, Inc.	22,416	0.0
2,157 (1)	Disc Medicine, Inc.	124,588	0.0
19,298 (1)(2)	DocGo, Inc.	107,876	0.0
31,095 (1)	Dynavax Technologies Corp.	434,708	0.1
10,500 (1)	Dyne Therapeutics, Inc.	139,650	0.0
10,795 (1)	Edgewise Therapeutics, Inc.	118,097	0.0
19,778 (1)	Editas Medicine, Inc.	200,351	0.0
13,929	Embecta Corp.	263,676	0.1
12,454 (1)	Emergent BioSolutions, Inc.	29,890	0.0
4,891 (1)	Enanta Pharmaceuticals, Inc.	46,024	0.0
12,517 (1)	Enhabit, Inc.	129,551	0.0
5,790 (1)	Enliven Therapeutics, Inc.	80,134	0.0
13,123	Ensign Group, Inc.	1,472,532	0.3
5,349 (1)	Entrada Therapeutics, Inc.	80,716	0.0
20,285 (1)	Erasca, Inc.	43,207	0.0
26,390 (1)	Evolent Health, Inc. - Class A	871,662	0.2
10,497 (1)	Evolus, Inc.	110,533	0.0
6,606 (1)	EyePoint Pharmaceuticals, Inc.	152,665	0.0
20,692 (1)	Fate Therapeutics, Inc.	77,388	0.0
5,365 (1)(2)	Fennec Pharmaceuticals, Inc.	60,195	0.0
5,401 (1)(2)	Foghorn Therapeutics, Inc.	34,836	0.0
5,051 (1)	Fulgent Genetics, Inc.	146,024	0.0
4,567 (1)(2)	Genelux Corp.	63,984	0.0
11,691 (1)	Generation Bio Co.	19,290	0.0
122,570 (1)	Geron Corp.	258,623	0.1
11,244 (1)	Glaukos Corp.	893,786	0.2
22,086 (1)	Gritstone bio, Inc.	45,055	0.0
27,145 (1)	Guardant Health, Inc.	734,272	0.1
12,027 (1)	Haemonetics Corp.	1,028,429	0.2
31,255 (1)	Halozyme Therapeutics, Inc.	1,155,185	0.2
7,858 (1)	Harmony Biosciences Holdings, Inc.	253,813	0.1
7,266 (1)(2)	Harrow, Inc.	81,379	0.0
9,951 (1)	Harvard Bioscience, Inc.	53,238	0.0
13,871 (1)	Health Catalyst, Inc.	128,445	0.0
20,283 (1)	HealthEquity, Inc.	1,344,763	0.2
6,113	HealthStream, Inc.	165,234	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
25,436 (1)(2)	Heron Therapeutics, Inc.	$43,241	0.0
6,169 (1)	HilleVax, Inc.	99,012	0.0
29,223 (1)	Hims & Hers Health, Inc.	260,085	0.1
15,720 (1)	Humacyte, Inc.	44,645	0.0
6,852 (1)	Icosavax, Inc.	107,988	0.0
14,219 (1)	Ideaya Biosciences, Inc.	505,912	0.1
4,614 (1)(2)	IGM Biosciences, Inc.	38,342	0.0
5,821 (1)	Immuneering Corp. - Class A	42,784	0.0
31,859 (1)(2)	ImmunityBio, Inc.	159,932	0.0
57,645 (1)	ImmunoGen, Inc.	1,709,174	0.3
12,959 (1)	Immunovant, Inc.	545,963	0.1
12,871 (1)	Inari Medical, Inc.	835,585	0.1
5,085 (1)	InfuSystem Holdings, Inc.	53,596	0.0
8,441 (1)	Inhibrx, Inc.	320,758	0.1
18,449 (1)	Inmode Ltd.	410,306	0.1
5,342 (1)	Innovage Holding Corp.	32,052	0.0
14,755 (1)	Innoviva, Inc.	236,670	0.1
6,178 (1)	Inogen, Inc.	33,917	0.0
12,002 (1)	Inozyme Pharma, Inc.	51,129	0.0
32,460 (1)	Insmed, Inc.	1,005,935	0.2
7,984 (1)	Integer Holdings Corp.	791,055	0.1
21,085 (1)	Intellia Therapeutics, Inc.	642,882	0.1
22,500 (1)	Intra-Cellular Therapies, Inc.	1,611,450	0.3
69,413 (1)(2)	Invitae Corp.	43,508	0.0
55,165 (1)	Iovance Biotherapeutics, Inc.	448,491	0.1
1,917	iRadimed Corp.	91,000	0.0
7,371 (1)	iRhythm Technologies, Inc.	788,992	0.1
33,576 (1)	Ironwood Pharmaceuticals, Inc.	384,109	0.1
6,314 (1)	iTeos Therapeutics, Inc.	69,138	0.0
4,606 (1)	Janux Therapeutics, Inc.	49,422	0.0
3,588 (1)	Joint Corp.	34,481	0.0
7,493 (1)(2)	KalVista Pharmaceuticals, Inc.	91,789	0.0
28,185 (1)	Karyopharm Therapeutics, Inc.	24,380	0.0
5,517 (1)	Keros Therapeutics, Inc.	219,356	0.0
7,690 (1)	Kiniksa Pharmaceuticals Ltd. - Class A	134,883	0.0
9,737 (1)	Kodiak Sciences, Inc.	29,600	0.0
5,207 (1)	Krystal Biotech, Inc.	645,980	0.1
17,519 (1)	Kura Oncology, Inc.	251,923	0.1
9,144 (1)	Kymera Therapeutics, Inc.	232,806	0.1
16,366 (1)	Lantheus Holdings, Inc.	1,014,692	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
7,149 (1)	Larimar Therapeutics, Inc.	$32,528	0.0
4,776	LeMaitre Vascular, Inc.	271,086	0.1
23,458 (1)(2)	Lexicon Pharmaceuticals, Inc.	35,891	0.0
26,057 (1)	LifeStance Health Group, Inc.	204,026	0.0
4,100 (1)	Ligand Pharmaceuticals, Inc.	292,822	0.1
35,266 (1)	Lineage Cell Therapeutics, Inc.	38,440	0.0
11,958 (1)(2)	Liquidia Corp.	143,855	0.0
13,052 (1)	LivaNova PLC	675,310	0.1
4,005 (1)	Longboard Pharmaceuticals, Inc.	24,150	0.0
43,644 (1)	Lyell Immunopharma, Inc.	84,669	0.0
15,157 (1)	MacroGenics, Inc.	145,810	0.0
3,513 (1)	Madrigal Pharmaceuticals, Inc.	812,838	0.1
62,230 (1)	MannKind Corp.	226,517	0.1
12,429 (1)	Marinus Pharmaceuticals, Inc.	135,103	0.0
20,754 (1)	MaxCyte, Inc.	97,544	0.0
8,637 (1)	MeiraGTx Holdings PLC	60,632	0.0
13,667 (1)	Merit Medical Systems, Inc.	1,038,145	0.2
27,866 (1)	Mersana Therapeutics, Inc.	64,649	0.0
1,262	Mesa Laboratories, Inc.	132,220	0.0
28,224 (1)	MiMedx Group, Inc.	247,524	0.1
4,424 (1)	Mineralys Therapeutics, Inc.	38,046	0.0
6,134 (1)	Mirum Pharmaceuticals, Inc.	181,076	0.0
3,148 (1)	ModivCare, Inc.	138,481	0.0
7,641 (1)	Monte Rosa Therapeutics, Inc.	43,172	0.0
8,638 (1)	Morphic Holding, Inc.	249,465	0.1
95,281 (1)	Multiplan Corp.	137,205	0.0
19,490 (1)	Myriad Genetics, Inc.	373,039	0.1
11,258 (1)(2)	Nano-X Imaging Ltd.	71,713	0.0
3,134	National HealthCare Corp.	289,644	0.1
3,690	National Research Corp.	145,976	0.0
13,096 (1)	Nautilus Biotechnology, Inc.	39,157	0.0
52,435 (1)	Neogen Corp.	1,054,468	0.2
30,783 (1)	NeoGenomics, Inc.	498,069	0.1
3,433 (1)	Neumora Therapeutics, Inc.	58,533	0.0
8,598 (1)	Nevro Corp.	185,029	0.0
22,590 (1)(2)	Novavax, Inc.	108,432	0.0
11,644 (1)	Nurix Therapeutics, Inc.	120,166	0.0
6,239 (1)	Nuvalent, Inc. - Class A	459,128	0.1
39,960 (1)	Nuvation Bio, Inc.	60,340	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
19,305 (1)	Ocular Therapeutix, Inc.	$86,100	0.0
6,714 (1)	Olema Pharmaceuticals, Inc.	94,197	0.0
6,149 (1)	Omega Therapeutics, Inc.	18,508	0.0
15,069 (1)(2)	Omeros Corp.	49,276	0.0
23,109 (1)	OmniAb, Inc.	142,583	0.0
10,739 (1)	Omnicell, Inc.	404,109	0.1
101,538 (1)	OPKO Health, Inc.	153,322	0.0
4,392 (1)	OptimizeRx Corp.	62,850	0.0
40,286 (1)	Option Care Health, Inc.	1,357,235	0.2
17,855 (1)	OraSure Technologies, Inc.	146,411	0.0
3,719 (1)	Orchestra BioMed Holdings, Inc.	33,954	0.0
18,583 (1)	Organogenesis Holdings, Inc.	76,004	0.0
9,869 (1)	ORIC Pharmaceuticals, Inc.	90,795	0.0
8,377 (1)	Orthofix Medical, Inc.	112,922	0.0
3,937 (1)	OrthoPediatrics Corp.	127,992	0.0
12,215 (1)	Outset Medical, Inc.	66,083	0.0
16,027 (1)	Ovid therapeutics, Inc.	51,607	0.0
17,888 (1)	Owens & Minor, Inc.	344,702	0.1
60,322 (1)	Pacific Biosciences of California, Inc.	591,759	0.1
10,924 (1)	Pacira BioSciences, Inc.	368,576	0.1
10,704 (1)	Paragon 28, Inc.	133,051	0.0
20,764	Patterson Cos., Inc.	590,736	0.1
6,961 (1)(2)	PDS Biotechnology Corp.	34,596	0.0
20,513 (1)	Pediatrix Medical Group, Inc.	190,771	0.0
7,352 (1)	Pennant Group, Inc.	102,340	0.0
6,717 (1)	PetIQ, Inc.	132,661	0.0
7,729 (1)	Phathom Pharmaceuticals, Inc.	70,566	0.0
6,029	Phibro Animal Health Corp. - Class A	69,816	0.0
12,464 (1)	Phreesia, Inc.	288,542	0.1
13,872 (1)	Pliant Therapeutics, Inc.	251,222	0.1
10,429 (1)	PMV Pharmaceuticals, Inc.	32,330	0.0
17,411 (1)	Poseida Therapeutics, Inc.	58,501	0.0
31,395 (1)	Precigen, Inc.	42,069	0.0
12,125 (1)	Prestige Consumer Healthcare, Inc.	742,293	0.1
9,738 (1)(2)	Prime Medicine, Inc.	86,279	0.0
26,741 (1)	Privia Health Group, Inc.	615,845	0.1
9,519 (1)	PROCEPT BioRobotics Corp.	398,941	0.1
18,944 (1)	Progyny, Inc.	704,338	0.1
11,739 (1)(2)	ProKidney Corp.	20,895	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
13,973 (1)	Protagonist Therapeutics, Inc.	$320,401	0.1
18,214 (1)	Protalix BioTherapeutics, Inc.	32,421	0.0
9,933 (1)	Prothena Corp. PLC	360,965	0.1
17,041 (1)	PTC Therapeutics, Inc.	469,650	0.1
9,099 (1)	Pulmonx Corp.	116,012	0.0
4,199 (1)	Pulse Biosciences, Inc.	51,396	0.0
8,625 (1)	Quanterix Corp.	235,807	0.1
26,155 (1)	Quantum-Si, Inc.	52,572	0.0
11,209 (1)	Quipt Home Medical Corp.	57,054	0.0
14,154 (1)	RadNet, Inc.	492,135	0.1
7,744 (1)	Rallybio Corp.	18,508	0.0
7,191 (1)(2)	RAPT Therapeutics, Inc.	178,696	0.0
4,589 (1)	RayzeBio, Inc.	285,298	0.1
32,851 (1)	Recursion Pharmaceuticals, Inc. - Class A	323,911	0.1
9,738 (1)	REGENXBIO, Inc.	174,797	0.0
22,033 (1)	Relay Therapeutics, Inc.	242,583	0.1
11,540 (1)	Replimune Group, Inc.	97,282	0.0
20,742 (1)	Revance Therapeutics, Inc.	182,322	0.0
34,154 (1)	REVOLUTION Medicines, Inc.	979,537	0.2
12,408 (1)	Rhythm Pharmaceuticals, Inc.	570,396	0.1
43,087 (1)	Rigel Pharmaceuticals, Inc.	62,476	0.0
14,688 (1)	Rocket Pharmaceuticals, Inc.	440,199	0.1
6,628 (1)	RxSight, Inc.	267,241	0.1
12,639 (1)	Sage Therapeutics, Inc.	273,887	0.1
22,912 (1)	Sana Biotechnology, Inc.	93,481	0.0
1,084 (1)	Sanara Medtech, Inc.	44,552	0.0
37,056 (1)	Sangamo Therapeutics, Inc.	20,133	0.0
22,509 (1)	Savara, Inc.	105,792	0.0
13,317 (1)	Scholar Rock Holding Corp.	250,360	0.1
13,071 (1)	Schrodinger, Inc./ United States	467,942	0.1
26,122 (1)	Scilex Holding Co.	53,289	0.0
7,271 (1)	scPharmaceuticals, Inc.	45,589	0.0
14,584 (1)	Seer, Inc.	28,293	0.0
25,284	Select Medical Holdings Corp.	594,174	0.1
31,066 (1)	Selecta Biosciences, Inc.	21,417	0.0
1,180 (1)	Semler Scientific, Inc.	52,262	0.0
24,016 (1)	Seres Therapeutics, Inc.	33,622	0.0
76,224 (1)	Sharecare, Inc.	82,322	0.0
8,906 (1)	SI-BONE, Inc.	186,937	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
11,534	SIGA Technologies, Inc.	$64,590	0.0
9,381 (1)	Silk Road Medical, Inc.	115,105	0.0
3,937	Simulations Plus, Inc.	176,181	0.0
35,946 (1)	SomaLogic, Inc.	90,943	0.0
16,137 (1)	SpringWorks Therapeutics, Inc.	589,000	0.1
11,628 (1)	STAAR Surgical Co.	362,910	0.1
6,930 (1)	Stoke Therapeutics, Inc.	36,452	0.0
28,654 (1)	Summit Therapeutics, Inc.	74,787	0.0
11,923 (1)	Supernus Pharmaceuticals, Inc.	345,052	0.1
18,115 (1)	Surgery Partners, Inc.	579,499	0.1
3,386 (1)	Surmodics, Inc.	123,081	0.0
15,315 (1)	Sutro Biopharma, Inc.	65,701	0.0
15,700 (1)	Syndax Pharmaceuticals, Inc.	339,277	0.1
5,782 (1)	Tactile Systems Technology, Inc.	82,683	0.0
11,169 (1)(2)	Tango Therapeutics, Inc.	110,573	0.0
2,127 (1)	Taro Pharmaceutical Industries Ltd.	88,866	0.0
6,865 (1)(2)	Tarsus Pharmaceuticals, Inc.	139,016	0.0
4,417 (1)	Tela Bio, Inc.	29,241	0.0
11,330 (1)	Tenaya Therapeutics, Inc.	36,709	0.0
10,581 (1)	Terns Pharmaceuticals, Inc.	68,671	0.0
32,960 (1)	TG Therapeutics, Inc.	562,957	0.1
14,634 (1)(2)	Theravance Biopharma, Inc.	164,486	0.0
4,881 (1)	Third Harmonic Bio, Inc.	53,545	0.0
7,618 (1)	TransMedics Group, Inc.	601,289	0.1
17,833 (1)	Travere Therapeutics, Inc.	160,319	0.0
11,121 (1)	Treace Medical Concepts, Inc.	141,793	0.0
13,634 (1)	Twist Bioscience Corp.	502,549	0.1
3,515 (1)	Tyra Biosciences, Inc.	48,683	0.0
1,719 (1)	UFP Technologies, Inc.	295,737	0.1
6,654 (1)	UroGen Pharma Ltd.	99,810	0.0
3,408	US Physical Therapy, Inc.	317,421	0.1
987	Utah Medical Products, Inc.	83,125	0.0
15,003 (1)	Vanda Pharmaceuticals, Inc.	63,313	0.0
9,808 (1)	Varex Imaging Corp.	201,064	0.0
22,566 (1)	Vaxcyte, Inc.	1,417,145	0.2
11,470 (1)	Ventyx Biosciences, Inc.	28,331	0.0
8,347 (1)	Vera Therapeutics, Inc.	128,377	0.0
17,394 (1)	Veracyte, Inc.	478,509	0.1
11,500 (1)	Vericel Corp.	409,515	0.1
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
5,510 (1)(2)	Verrica Pharmaceuticals, Inc.	$40,333	0.0
12,392 (1)	Verve Therapeutics, Inc.	172,744	0.0
9,009 (1)	Viemed Healthcare, Inc.	70,721	0.0
4,159 (1)	Vigil Neuroscience, Inc.	14,057	0.0
23,048 (1)	Viking Therapeutics, Inc.	428,923	0.1
20,410 (1)	Vir Biotechnology, Inc.	205,325	0.0
9,998 (1)(2)	Viridian Therapeutics, Inc.	217,756	0.0
9,849 (1)	Vor BioPharma, Inc.	22,160	0.0
7,859 (1)	Voyager Therapeutics, Inc.	66,330	0.0
14,959 (1)	WaVe Life Sciences Ltd.	75,543	0.0
30,517 (1)	X4 Pharmaceuticals, Inc.	25,588	0.0
13,952 (1)	Xencor, Inc.	296,201	0.1
33,220 (1)	Xeris Biopharma Holdings, Inc.	78,067	0.0
2,005 (1)	XOMA Corp.	37,092	0.0
9,189 (1)	Y-mAbs Therapeutics, Inc.	62,669	0.0
14,200 (1)	Zentalis Pharmaceuticals, Inc.	215,130	0.0
9,233 (1)(2)	Zevra Therapeutics, Inc.	60,476	0.0
6,453 (1)	Zimvie, Inc.	114,541	0.0
4,632 (1)	Zura Bio Ltd.	21,631	0.0
13,247 (1)	Zymeworks, Inc.	137,636	0.0
4,804 (1)	Zynex, Inc.	52,316	0.0

	Industrials: 16.4%
15,196 (1)(2)	374Water, Inc.	21,578	0.0
30,514 (1)	3D Systems Corp.	193,764	0.0
16,279	AAON, Inc.	1,202,530	0.2
8,342 (1)	AAR Corp.	520,541	0.1
15,729	ABM Industries, Inc.	705,131	0.1
23,028	ACCO Brands Corp.	140,010	0.0
30,569 (1)	ACV Auctions, Inc. - Class A	463,120	0.1
6,217 (1)	AeroVironment, Inc.	783,591	0.1
6,220 (1)	AerSale Corp.	78,963	0.0
13,768 (1)	Air Transport Services Group, Inc.	242,454	0.0
2,467	Alamo Group, Inc.	518,539	0.1
7,494	Albany International Corp. - Class A	736,061	0.1
95,135 (1)	Alight, Inc. - Class A	811,502	0.1
3,865	Allegiant Travel Co.	319,288	0.1
3,502	Allient, Inc.	105,795	0.0
5,355	Alta Equipment Group, Inc.	66,241	0.0
7,711 (1)(2)	Ameresco, Inc. - Class A	244,207	0.0
3,963 (1)	American Woodmark Corp.	367,965	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
50,039 (1)	API Group Corp.	$1,731,349	0.3
5,119	Apogee Enterprises, Inc.	273,406	0.1
9,247	Applied Industrial Technologies, Inc.	1,596,864	0.3
5,748	ArcBest Corp.	690,967	0.1
36,526 (1)(2)	Archer Aviation, Inc. - Class A	224,270	0.0
11,609	Arcosa, Inc.	959,368	0.2
3,292	Argan, Inc.	154,033	0.0
7,524	Aris Water Solutions, Inc. - Class A	63,126	0.0
36,346 (1)	Array Technologies, Inc.	610,613	0.1
11,372 (1)	ASGN, Inc.	1,093,645	0.2
5,709	Astec Industries, Inc.	212,375	0.0
6,748 (1)	Astronics Corp.	117,550	0.0
4,822 (1)	Asure Software, Inc.	45,905	0.0
9,056 (1)	Atkore, Inc.	1,448,960	0.2
6,022	AZZ, Inc.	349,818	0.1
15,156 (1)	Babcock & Wilcox Enterprises, Inc.	22,128	0.0
11,789	Barnes Group, Inc.	384,675	0.1
1,696	Barrett Business Services, Inc.	196,397	0.0
12,967 (1)	Beacon Roofing Supply, Inc.	1,128,388	0.2
29,751 (1)	BlackSky Technology, Inc.	41,651	0.0
15,757 (1)	Blade Air Mobility, Inc.	55,622	0.0
12,695 (1)(2)	Blink Charging Co.	43,036	0.0
46,112 (1)(2)	Bloom Energy Corp. - Class A	682,458	0.1
5,706 (1)	Blue Bird Corp.	153,834	0.0
2,160 (1)	BlueLinx Holdings, Inc.	244,750	0.1
9,548	Boise Cascade Co.	1,235,129	0.2
2,604 (1)	Bowman Consulting Group Ltd.	92,494	0.0
10,744 (1)	BrightView Holdings, Inc.	90,464	0.0
11,101	Brink’s Co.	976,333	0.2
6,944	Brookfield Business Corp. - Class A	161,656	0.0
4,860	Cadre Holdings, Inc.	159,845	0.0
13,510 (1)	Casella Waste Systems, Inc. - Class A	1,154,565	0.2
11,614 (1)	CBIZ, Inc.	726,920	0.1
7,467 (1)	CECO Environmental Corp.	151,431	0.0
10,319 (1)	Chart Industries, Inc.	1,406,789	0.2
4,305 (1)	Cimpress PLC	344,615	0.1
6,943	Columbus McKinnon Corp.	270,916	0.1
8,474	Comfort Systems USA, Inc.	1,742,848	0.3
7,918 (1)	Commercial Vehicle Group, Inc.	55,505	0.0
7,938 (1)	Concrete Pumping Holdings, Inc.	65,092	0.0
42,347 (1)	Conduent, Inc.	154,567	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
9,671 (1)	Construction Partners, Inc. - Class A	$420,882	0.1
27,676 (1)	CoreCivic, Inc.	402,132	0.1
12,794	Costamare, Inc.	133,186	0.0
2,225	Covenant Logistics Group, Inc.	102,439	0.0
1,787	CRA International, Inc.	176,645	0.0
3,709	CSW Industrials, Inc.	769,284	0.1
15,468 (1)	Custom Truck One Source, Inc.	95,592	0.0
10,261 (1)	Daseke, Inc.	83,114	0.0
10,637	Deluxe Corp.	228,164	0.0
67,026 (1)(2)	Desktop Metal, Inc. - Class A	50,337	0.0
2,477 (1)	Distribution Solutions Group, Inc.	78,174	0.0
5,631	Douglas Dynamics, Inc.	167,128	0.0
3,005 (1)	Ducommun, Inc.	156,440	0.0
3,700 (1)	DXP Enterprises, Inc.	124,690	0.0
6,909 (1)	Dycom Industries, Inc.	795,157	0.1
2,513 (2)	Eagle Bulk Shipping, Inc.	139,220	0.0
3,617	Encore Wire Corp.	772,591	0.1
13,470 (1)	Energy Recovery, Inc.	253,775	0.1
24,172 (1)	Energy Vault Holdings, Inc.	56,321	0.0
13,538	Enerpac Tool Group Corp.	420,896	0.1
9,851	EnerSys	994,557	0.2
6,772	Ennis, Inc.	148,375	0.0
32,849 (1)(2)	Enovix Corp.	411,269	0.1
5,081	EnPro Industries, Inc.	796,396	0.1
19,621 (1)	Enviri Corp.	176,589	0.0
26,436 (1)(2)	Eos Energy Enterprises, Inc.	28,815	0.0
6,237	ESCO Technologies, Inc.	729,916	0.1
24,501 (1)(2)	ESS Tech, Inc.	27,931	0.0
4,725 (1)	Eve Holding, Inc.	34,587	0.0
1,308	EVI Industries, Inc.	31,039	0.0
12,137	Exponent, Inc.	1,068,541	0.2
14,316	Federal Signal Corp.	1,098,610	0.2
13,929	First Advantage Corp.	230,804	0.0
15,345 (1)	FiscalNote Holdings, Inc.	17,493	0.0
13,844 (1)	Fluence Energy, Inc.	330,179	0.1
34,080 (1)	Fluor Corp.	1,334,914	0.2
3,102 (1)	Forrester Research, Inc.	83,165	0.0
6,194	Forward Air Corp.	389,417	0.1
3,027 (1)	Franklin Covey Co.	131,765	0.0
11,030	Franklin Electric Co., Inc.	1,066,050	0.2
9,452 (1)	Frontier Group Holdings, Inc.	51,608	0.0
24,035	FTAI Aviation Ltd.	1,115,224	0.2
25,523	FTAI Infrastructure, Inc.	99,284	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
105,224 (1)	FuelCell Energy, Inc.	$168,358	0.0
8,537	GATX Corp.	1,026,318	0.2
9,878	Genco Shipping & Trading Ltd.	163,876	0.0
29,360 (1)	GEO Group, Inc.	317,969	0.1
7,380 (1)	Gibraltar Industries, Inc.	582,872	0.1
3,380	Global Industrial Co.	131,279	0.0
9,910 (1)	GMS, Inc.	816,881	0.1
29,709	Golden Ocean Group Ltd.	289,960	0.1
5,939	Gorman-Rupp Co.	211,013	0.0
47,882	GrafTech International Ltd.	104,862	0.0
10,674	Granite Construction, Inc.	542,880	0.1
16,717 (1)	Great Lakes Dredge & Dock Corp.	128,387	0.0
7,421	Greenbrier Cos., Inc.	327,860	0.1
10,044	Griffon Corp.	612,182	0.1
7,866	H&E Equipment Services, Inc.	411,549	0.1
12,586 (1)	Hawaiian Holdings, Inc.	178,721	0.0
18,249 (1)	Healthcare Services Group, Inc.	189,242	0.0
11,957	Heartland Express, Inc.	170,507	0.0
4,884	Heidrick & Struggles International, Inc.	144,225	0.0
7,943	Helios Technologies, Inc.	360,215	0.1
6,790	Herc Holdings, Inc.	1,010,963	0.2
16,652	Hillenbrand, Inc.	796,798	0.1
45,886 (1)	Hillman Solutions Corp.	422,610	0.1
11,221	HNI Corp.	469,374	0.1
7,496 (1)	Hub Group, Inc. - Class A	689,182	0.1
11,093 (1)	Hudson Technologies, Inc.	149,645	0.0
4,641 (1)	Huron Consulting Group, Inc.	477,095	0.1
37,655 (1)	Hyliion Holdings Corp.	30,640	0.0
2,649	Hyster-Yale Materials Handling, Inc.	164,741	0.0
2,849 (1)	IBEX Holdings Ltd.	54,159	0.0
4,516	ICF International, Inc.	605,550	0.1
2,097 (1)	IES Holdings, Inc.	166,124	0.0
6,187 (1)(2)	Innodata, Inc.	50,362	0.0
17,921 (1)	INNOVATE Corp.	22,043	0.0
8,490	Insperity, Inc.	995,198	0.2
4,762	Insteel Industries, Inc.	182,337	0.0
14,800	Interface, Inc.	186,776	0.0
20,853 (1)	Janus International Group, Inc.	272,132	0.1
20,654 (1)	JELD-WEN Holding, Inc.	389,948	0.1
79,464 (1)	JetBlue Airways Corp.	441,025	0.1
66,885 (1)	Joby Aviation, Inc.	444,785	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
7,614	John Bean Technologies Corp.	$757,212	0.1
2,777	Kadant, Inc.	778,421	0.1
7,038	Kaman Corp.	168,560	0.0
8,007	Kelly Services, Inc. - Class A	173,111	0.0
19,090	Kennametal, Inc.	492,331	0.1
4,667	Kforce, Inc.	315,303	0.1
12,581	Korn Ferry	746,682	0.1
30,301 (1)	Kratos Defense & Security Solutions, Inc.	614,807	0.1
5,060 (1)	LanzaTech Global, Inc.	25,452	0.0
26,860 (1)	Legalzoom.com, Inc.	303,518	0.1
15,305 (1)	Leonardo DRS, Inc.	306,712	0.1
34,226 (1)(2)	Li-Cycle Holdings Corp.	20,015	0.0
2,341 (1)	Limbach Holdings, Inc.	106,445	0.0
2,682	Lindsay Corp.	346,407	0.1
6,023 (1)	Liquidity Services, Inc.	103,656	0.0
6,736	LSI Industries, Inc.	94,843	0.0
6,936	Luxfer Holdings PLC	62,008	0.0
8,660 (1)	Manitowoc Co., Inc.	144,535	0.0
14,568	Marten Transport Ltd.	305,637	0.1
5,295 (1)	Masonite International Corp.	448,275	0.1
31,288 (1)	Masterbrand, Inc.	464,627	0.1
8,422	Matson, Inc.	923,051	0.2
7,348	Matthews International Corp. - Class A	269,304	0.1
2,829 (1)	Mayville Engineering Co., Inc.	40,794	0.0
5,991	McGrath RentCorp	716,643	0.1
51,182 (1)	Microvast Holdings, Inc.	71,655	0.0
3,020	Miller Industries, Inc.	127,716	0.0
17,896	MillerKnoll, Inc.	477,465	0.1
6,662 (1)	Montrose Environmental Group, Inc.	214,050	0.0
6,865	Moog, Inc. - Class A	993,915	0.2
20,364 (1)	MRC Global, Inc.	224,208	0.0
26,774	Mueller Industries, Inc.	1,262,394	0.2
37,386	Mueller Water Products, Inc. - Class A	538,358	0.1
3,953 (1)	MYR Group, Inc.	571,722	0.1
1,428	National Presto Industries, Inc.	114,640	0.0
11,840 (1)	NEXTracker, Inc. - Class A	554,704	0.1
147,339 (1)	Nikola Corp.	128,892	0.0
2,784 (1)	Northwest Pipe Co.	84,244	0.0
26,085 (1)	NOW, Inc.	295,282	0.1
13,092 (1)(2)	NuScale Power Corp.	43,073	0.0
3,319 (1)	NV5 Global, Inc.	368,807	0.1
844	Omega Flex, Inc.	59,510	0.0
26,175 (1)	OPENLANE, Inc.	387,652	0.1
9,892	Pangaea Logistics Solutions Ltd.	81,510	0.0
5,225	Park Aerospace Corp.	76,808	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
1,717	Park-Ohio Holdings Corp.	$46,290	0.0
9,733 (1)	Parsons Corp.	610,356	0.1
17,571 (1)	Performant Financial Corp.	54,909	0.0
13,756 (1)	PGT Innovations, Inc.	559,869	0.1
43,090	Pitney Bowes, Inc.	189,596	0.0
41,651 (1)	Planet Labs PBC	102,878	0.0
2,282	Powell Industries, Inc.	201,729	0.0
657	Preformed Line Products Co.	87,946	0.0
12,918	Primoris Services Corp.	429,007	0.1
6,453 (1)	Proto Labs, Inc.	251,409	0.1
7,560 (1)	Quad/Graphics, Inc.	40,975	0.0
8,098	Quanex Building Products Corp.	247,556	0.1
10,231 (1)	Radiant Logistics, Inc.	67,934	0.0
35,173 (1)	Resideo Technologies, Inc.	661,956	0.1
8,181	Resources Connection, Inc.	115,925	0.0
7,680	REV Group, Inc.	139,546	0.0
66,389 (1)	Rocket Lab USA, Inc.	367,131	0.1
16,523	Rush Enterprises, Inc. - Class A	831,107	0.1
642	Rush Enterprises, Inc. - Class B	34,013	0.0
28,295 (1)	RXO, Inc.	658,142	0.1
30,796 (1)	SES AI Corp.	56,357	0.0
41,151 (1)	Shoals Technologies Group, Inc. - Class A	639,487	0.1
8,584	Shyft Group, Inc.	104,896	0.0
10,272	Simpson Manufacturing Co., Inc.	2,033,651	0.3
1,143 (1)	SKILLSOFT Corp.	20,094	0.0
9,798 (1)	SkyWest, Inc.	511,456	0.1
18,445 (1)	SKYX Platforms Corp.	29,512	0.0
4,607 (1)	SP Plus Corp.	236,109	0.0
26,452	Spirit Airlines, Inc.	433,548	0.1
10,649 (1)	SPX Technologies, Inc.	1,075,656	0.2
2,894	Standex International Corp.	458,352	0.1
21,309	Steelcase, Inc. - Class A	288,098	0.1
34,647 (1)(2)	Stem, Inc.	134,430	0.0
7,233 (1)	Sterling Check Corp.	100,683	0.0
7,253 (1)	Sterling Infrastructure, Inc.	637,756	0.1
9,370 (1)	Sun Country Airlines Holdings, Inc.	147,390	0.0
20,917 (1)(2)	SunPower Corp.	101,029	0.0
4,438	Tennant Co.	411,358	0.1
15,954	Terex Corp.	916,717	0.2
21,818 (1)	Terran Orbital Corp.	24,873	0.0
9,640	Textainer Group Holdings Ltd.	474,288	0.1
8,371 (1)	Thermon Group Holdings, Inc.	272,643	0.1
12,682 (1)	Titan International, Inc.	188,708	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
5,123 (1)	Titan Machinery, Inc.	$147,952	0.0
10,151 (1)(2)	TPI Composites, Inc.	42,025	0.0
1,855 (1)	Transcat, Inc.	202,807	0.0
7,676 (1)(2)	TriNet Group, Inc.	912,907	0.2
19,557	Trinity Industries, Inc.	520,021	0.1
15,317 (1)	Triumph Group, Inc.	253,956	0.1
7,629 (1)	TrueBlue, Inc.	117,029	0.0
4,749	TTEC Holdings, Inc.	102,911	0.0
40,556 (1)	TuSimple Holdings, Inc. - Class A	35,600	0.0
10,619 (1)	Tutor Perini Corp.	96,633	0.0
14,199	UFP Industries, Inc.	1,782,684	0.3
3,591	UniFirst Corp.	656,830	0.1
1,829	Universal Logistics Holdings, Inc.	51,249	0.0
29,616 (1)	Upwork, Inc.	440,390	0.1
3,068 (1)	V2X, Inc.	142,478	0.0
21,520 (1)	Velo3D, Inc.	8,556	0.0
33,440 (1)	Verra Mobility Corp.	770,123	0.1
5,123 (1)	Viad Corp.	185,453	0.0
5,305 (1)	Vicor Corp.	238,407	0.0
78,510 (1)	Virgin Galactic Holdings, Inc.	192,350	0.0
2,885	VSE Corp.	186,400	0.0
11,137	Wabash National Corp.	285,330	0.1
6,501	Watts Water Technologies, Inc. - Class A	1,354,418	0.2
14,957	Werner Enterprises, Inc.	633,728	0.1
3,194 (1)	Willdan Group, Inc.	68,671	0.0
8,128 (1)	Xometry, Inc. - Class A	291,876	0.1
34,891	Zurn Elkay Water Solutions Corp.	1,026,144	0.2

	Information Technology: 14.0%
28,524 (1)	8x8, Inc.	107,821	0.0
5,688 (1)	908 Devices, Inc.	63,819	0.0
17,244	A10 Networks, Inc.	227,103	0.0
26,057 (1)	ACI Worldwide, Inc.	797,344	0.1
11,605 (1)	ACM Research, Inc. - Class A	226,762	0.0
26,411	Adeia, Inc.	327,232	0.1
19,337	ADTRAN Holdings, Inc.	141,934	0.0
9,025	Advanced Energy Industries, Inc.	983,003	0.2
6,475 (1)(2)	Aehr Test Systems	171,782	0.0
4,845 (1)	Agilysys, Inc.	410,953	0.1
11,537 (1)	Alarm.com Holdings, Inc.	745,521	0.1
9,702 (1)	Alkami Technology, Inc.	235,273	0.0
5,623 (1)	Alpha & Omega Semiconductor Ltd.	146,535	0.0
12,858 (1)	Altair Engineering, Inc. - Class A	1,082,001	0.2
8,985 (1)	Ambarella, Inc.	550,691	0.1
8,227	American Software, Inc. - Class A	92,965	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
25,356	Amkor Technology, Inc.	$843,594	0.1
16,290 (1)	Amplitude, Inc. - Class A	207,209	0.0
4,600 (1)	Appfolio, Inc. - Class A	796,904	0.1
9,842 (1)	Appian Corp. - Class A	370,650	0.1
19,693 (1)	Applied Digital Corp.	132,731	0.0
21,095 (1)	Arlo Technologies, Inc.	200,824	0.0
18,876 (1)	Asana, Inc. - Class A	358,833	0.1
5,050 (1)(2)	Atomera, Inc.	35,400	0.0
81,448 (1)	Aurora Innovation, Inc.	355,928	0.1
37,698 (1)	AvePoint, Inc.	309,501	0.1
2,992 (1)	Aviat Networks, Inc.	97,719	0.0
7,789 (1)	Axcelis Technologies, Inc.	1,010,155	0.2
7,090	Badger Meter, Inc.	1,094,483	0.2
2,569	Bel Fuse, Inc. - Class B	171,532	0.0
10,221	Belden, Inc.	789,572	0.1
8,855	Benchmark Electronics, Inc.	244,752	0.1
16,755 (1)	BigCommerce Holdings, Inc.	163,026	0.0
21,208 (1)	Bit Digital, Inc.	89,710	0.0
10,495 (1)	Blackbaud, Inc.	909,916	0.2
13,474 (1)	Blackline, Inc.	841,317	0.1
33,591 (1)	Box, Inc. - Class A	860,265	0.2
12,524 (1)	Braze, Inc. - Class A	665,400	0.1
12,580 (1)	Brightcove, Inc.	32,582	0.0
19,328 (1)(2)	C3.ai, Inc. - Class A	554,907	0.1
14,109 (1)	Calix, Inc.	616,422	0.1
9,885 (1)	Cerence, Inc.	194,339	0.0
5,783 (1)	CEVA, Inc.	131,332	0.0
10,790 (1)	Cipher Mining, Inc.	44,563	0.0
35,855 (1)	Cleanspark, Inc.	395,481	0.1
19,866	Clear Secure, Inc. - Class A	410,233	0.1
3,207 (1)(2)	Clearfield, Inc.	93,260	0.0
1,154	Climb Global Solutions, Inc.	63,274	0.0
11,377 (1)	Cohu, Inc.	402,632	0.1
51,022 (1)	CommScope Holding Co., Inc.	143,882	0.0
10,567 (1)	CommVault Systems, Inc.	843,775	0.1
7,023	Comtech Telecommunications Corp.	59,204	0.0
4,891 (1)	Consensus Cloud Solutions, Inc.	128,193	0.0
9,551 (1)	Corsair Gaming, Inc.	134,669	0.0
8,249 (1)	Couchbase, Inc.	185,767	0.0
26,837 (1)	Credo Technology Group Holding Ltd.	522,516	0.1
5,325 (1)	CS Disco, Inc.	40,417	0.0
7,568	CSG Systems International, Inc.	402,693	0.1
7,521	CTS Corp.	328,969	0.1
9,408 (1)	Daktronics, Inc.	79,780	0.0
8,475 (1)	Digi International, Inc.	220,350	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
3,512 (1)(2)	Digimarc Corp.	$126,853	0.0
22,178 (1)	Digital Turbine, Inc.	152,141	0.0
15,262 (1)	DigitalOcean Holdings, Inc.	559,963	0.1
10,808 (1)	Diodes, Inc.	870,260	0.2
7,785 (1)	Domo, Inc. - Class B	80,108	0.0
42,288 (1)	E2open Parent Holdings, Inc.	185,644	0.0
14,778 (1)	Eastman Kodak Co.	57,634	0.0
8,837 (1)	Enfusion, Inc. - Class A	85,719	0.0
11,669 (1)	EngageSmart, Inc.	267,220	0.1
11,994 (1)	Envestnet, Inc.	593,943	0.1
6,498 (1)	ePlus, Inc.	518,800	0.1
9,840 (1)	Everbridge, Inc.	239,210	0.0
5,819 (1)	EverCommerce, Inc.	64,184	0.0
15,775	EVERTEC, Inc.	645,828	0.1
27,613 (1)	Evolv Technologies Holdings, Inc.	130,333	0.0
38,644 (1)	ExlService Holdings, Inc.	1,192,167	0.2
13,627 (1)	Expensify, Inc. - Class A	33,659	0.0
30,298 (1)	Extreme Networks, Inc.	534,457	0.1
8,840 (1)	Fannie Mae	1,682,517	0.3
4,642 (1)	FARO Technologies, Inc.	104,584	0.0
28,492 (1)	Fastly, Inc. - Class A	507,158	0.1
18,624 (1)	FormFactor, Inc.	776,807	0.1
38,706 (1)	Freshworks, Inc. - Class A	909,204	0.2
13,775 (1)	Grid Dynamics Holdings, Inc.	183,621	0.0
6,368	Hackett Group, Inc.	144,999	0.0
26,422 (1)	Harmonic, Inc.	344,543	0.1
5,826 (1)	I3 Verticals, Inc. - Class A	123,336	0.0
6,952 (1)	Ichor Holdings Ltd.	233,796	0.0
8,465	Immersion Corp.	59,763	0.0
5,524 (1)	Impinj, Inc.	497,326	0.1
35,305 (1)(2)	indie Semiconductor, Inc. - Class A	286,324	0.1
48,764 (1)(2)	Infinera Corp.	231,629	0.0
6,864 (1)	Insight Enterprises, Inc.	1,216,232	0.2
4,885 (1)	Instructure Holdings, Inc.	131,944	0.0
6,400 (1)	Intapp, Inc.	243,328	0.0
6,355	InterDigital, Inc.	689,772	0.1
2,723 (1)	inTEST Corp.	37,033	0.0
38,597 (1)(2)	IonQ, Inc.	478,217	0.1
12,054 (1)	Iteris, Inc.	62,681	0.0
10,936 (1)	Itron, Inc.	825,777	0.1
16,892 (1)	Jamf Holding Corp.	305,070	0.1
22,714 (1)	Kaltura, Inc.	44,292	0.0
6,369 (1)	Kimball Electronics, Inc.	171,645	0.0
21,800 (1)	Knowles Corp.	390,438	0.1
13,259	Kulicke & Soffa Industries, Inc.	725,532	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
28,243 (1)	Lightwave Logic, Inc.	$140,650	0.0
17,845 (1)	LivePerson, Inc.	67,633	0.0
15,787 (1)	LiveRamp Holdings, Inc.	598,012	0.1
8,167 (1)	Luna Innovations, Inc.	54,311	0.0
13,029 (1)	MACOM Technology Solutions Holdings, Inc.	1,211,046	0.2
50,946 (1)(2)	Marathon Digital Holdings, Inc.	1,196,722	0.2
60,593 (1)	Matterport, Inc.	162,995	0.0
7,203 (1)(2)	Maxeon Solar Technologies Ltd.	51,645	0.0
14,593	Maximus, Inc.	1,223,769	0.2
18,013 (1)	MaxLinear, Inc.	428,169	0.1
6,633 (1)	MeridianLink, Inc.	164,299	0.0
8,335	Methode Electronics, Inc.	189,455	0.0
2,911 (1)	MicroStrategy, Inc. - Class A	1,838,646	0.3
45,425 (1)(2)	MicroVision, Inc.	120,830	0.0
48,866 (1)	Mirion Technologies, Inc.	500,876	0.1
10,676 (1)	Mitek Systems, Inc.	139,215	0.0
9,071 (1)(2)	Model N, Inc.	244,282	0.1
17,136 (1)	N-able, Inc.	227,052	0.0
7,708	Napco Security Technologies, Inc.	263,999	0.1
26,343 (1)	Navitas Semiconductor Corp.	212,588	0.0
7,502 (1)	NETGEAR, Inc.	109,379	0.0
16,522 (1)	NetScout Systems, Inc.	362,658	0.1
14,063 (1)	NextNav, Inc.	62,580	0.0
11,181 (1)	nLight, Inc.	150,943	0.0
8,600 (1)	Novanta, Inc.	1,448,326	0.2
1,217	NVE Corp.	95,449	0.0
25,198 (1)	Olo, Inc. - Class A	144,133	0.0
8,834	ON24, Inc.	69,612	0.0
10,090 (1)	OneSpan, Inc.	108,165	0.0
11,758 (1)	Onto Innovation, Inc.	1,797,798	0.3
3,860 (1)	OSI Systems, Inc.	498,133	0.1
21,167 (1)	PagerDuty, Inc.	490,016	0.1
6,467 (1)	PAR Technology Corp.	281,573	0.1
2,854	PC Connection, Inc.	191,817	0.0
7,572 (1)	PDF Solutions, Inc.	243,364	0.0
8,299 (1)	Perficient, Inc.	546,240	0.1
14,806 (1)	Photronics, Inc.	464,464	0.1
6,606 (1)	Plexus Corp.	714,307	0.1
13,588	Power Integrations, Inc.	1,115,711	0.2
13,638 (1)	PowerSchool Holdings, Inc. - Class A	321,311	0.1
10,452	Progress Software Corp.	567,544	0.1
10,742 (1)	PROS Holdings, Inc.	416,682	0.1
13,607 (1)	Q2 Holdings, Inc.	590,680	0.1
8,891 (1)	Qualys, Inc.	1,745,125	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
15,194 (1)	Rackspace Technology, Inc.	$30,388	0.0
26,201 (1)	Rambus, Inc.	1,788,218	0.3
14,399 (1)	Rapid7, Inc.	822,183	0.1
2,995 (1)	Red Violet, Inc.	59,810	0.0
20,198 (1)(2)	Repay Holdings Corp.	172,491	0.0
22,390 (1)	Ribbon Communications, Inc.	64,931	0.0
3,081	Richardson Electronics Ltd./United States	41,131	0.0
12,229 (1)	Rimini Street, Inc.	39,989	0.0
45,431 (1)(2)	Riot Platforms, Inc.	702,818	0.1
4,177 (1)	Rogers Corp.	551,656	0.1
79,390 (1)	Sabre Corp.	349,316	0.1
13,521 (1)	Sanmina Corp.	694,574	0.1
7,642	Sapiens International Corp. NV	221,159	0.0
6,338 (1)	ScanSource, Inc.	251,048	0.1
7,653 (1)	SEMrush Holdings, Inc. - Class A	104,540	0.0
15,480 (1)	Semtech Corp.	339,167	0.1
7,559 (1)	Silicon Laboratories, Inc.	999,829	0.2
4,152 (1)	SiTime Corp.	506,876	0.1
4,353 (1)(2)	SkyWater Technology, Inc.	41,876	0.0
11,457 (1)	SMART Global Holdings, Inc.	216,881	0.0
45,209 (1)	SmartRent, Inc.	144,217	0.0
12,275 (1)	SolarWinds Corp.	153,315	0.0
34,374 (1)(2)	SoundHound AI, Inc. - Class A	72,873	0.0
2,418 (1)	SoundThinking, Inc.	61,756	0.0
24,076 (1)	Sprinklr, Inc. - Class A	289,875	0.1
11,446 (1)	Sprout Social, Inc. - Class A	703,242	0.1
8,801 (1)	SPS Commerce, Inc.	1,705,986	0.3
11,340 (1)	Squarespace, Inc. - Class A	374,333	0.1
11,129 (1)	Super Micro Computer, Inc.	3,163,530	0.5
9,449 (1)	Synaptics, Inc.	1,077,942	0.2
27,412 (1)	Tenable Holdings, Inc.	1,262,597	0.2
36,939 (1)(2)	Terawulf, Inc.	88,654	0.0
22,735 (1)	Thoughtworks Holding, Inc.	109,355	0.0
24,703 (1)	TTM Technologies, Inc.	390,554	0.1
2,599 (1)	Tucows, Inc. - Class A	70,173	0.0
3,973 (1)	Turtle Beach Corp.	43,504	0.0
10,826 (1)	Ultra Clean Holdings, Inc.	369,600	0.1
16,771 (1)	Unisys Corp.	94,253	0.0
26,082 (1)	Varonis Systems, Inc.	1,180,993	0.2
12,393 (1)(2)	Veeco Instruments, Inc.	384,555	0.1
14,957 (1)	Verint Systems, Inc.	404,288	0.1
53,219 (1)	Viavi Solutions, Inc.	535,915	0.1
30,682	Vishay Intertechnology, Inc.	735,448	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
3,282 (1)	Vishay Precision Group, Inc.	$111,818	0.0
14,575 (1)(2)	Vuzix Corp.	30,389	0.0
8,124 (1)	Weave Communications, Inc.	93,182	0.0
11,706 (1)	Workiva, Inc.	1,188,510	0.2
27,472	Xerox Holdings Corp.	503,562	0.1
10,552 (1)	Xperi, Inc.	116,283	0.0
25,730 (1)	Yext, Inc.	151,550	0.0
32,778 (1)	Zeta Global Holdings Corp. - Class A	289,102	0.1
30,452 (1)	Zuora, Inc. - Class A	286,249	0.1

	Materials: 4.5%
11,842 (1)(2)	5E Advanced Materials, Inc.	16,697	0.0
6,513	AdvanSix, Inc.	195,129	0.0
2,773	Alpha Metallurgical Resources, Inc.	939,825	0.2
6,739	American Vanguard Corp.	73,927	0.0
4,305	Arch Resources, Inc.	714,372	0.1
12,415 (1)	Aspen Aerogels, Inc.	195,909	0.0
30,969 (1)	ATI, Inc.	1,408,160	0.2
21,758	Avient Corp.	904,480	0.2
7,647	Balchem Corp.	1,137,491	0.2
13,183	Cabot Corp.	1,100,780	0.2
4,351	Caledonia Mining Corp. PLC	53,082	0.0
11,547	Carpenter Technology Corp.	817,528	0.1
12,993 (1)	Century Aluminum Co.	157,735	0.0
4,080 (1)	Clearwater Paper Corp.	147,370	0.0
80,869 (1)	Coeur Mining, Inc.	263,633	0.1
27,833	Commercial Metals Co.	1,392,763	0.2
8,261	Compass Minerals International, Inc.	209,169	0.0
30,624 (1)	Constellium SE	611,255	0.1
1,778 (1)	Contango ORE, Inc.	32,200	0.0
1,794 (1)	Core Molding Technologies, Inc.	33,243	0.0
14,196 (1)	Dakota Gold Corp.	37,194	0.0
22,479 (1)(2)	Danimer Scientific, Inc.	22,929	0.0
22,872 (1)	Ecovyst, Inc.	223,459	0.1
6,846	FutureFuel Corp.	41,624	0.0
11,997 (1)	Glatfelter Corp.	23,274	0.0
7,003	Greif, Inc. - Class A	459,327	0.1
4,739	Hawkins, Inc.	333,720	0.1
3,226	Haynes International, Inc.	184,043	0.0
12,846	HB Fuller Co.	1,045,793	0.2
146,693	Hecla Mining Co.	705,593	0.1
49,552 (1)	i-80 Gold Corp.	87,212	0.0
8,875 (1)	Ingevity Corp.	419,078	0.1
6,033	Innospec, Inc.	743,507	0.1
2,666 (1)	Intrepid Potash, Inc.	63,691	0.0
14,638 (1)	Ivanhoe Electric, Inc. / US	147,551	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
3,866	Kaiser Aluminum Corp.	$275,221	0.1
13,502 (1)	Knife River Corp.	893,562	0.2
5,030	Koppers Holdings, Inc.	257,637	0.1
43,209 (1)(2)	Livent Corp.	776,898	0.1
14,304 (1)	LSB Industries, Inc.	133,170	0.0
4,987	Materion Corp.	648,958	0.1
13,172	Mativ Holdings, Inc.	201,663	0.0
7,898	Minerals Technologies, Inc.	563,206	0.1
8,743	Myers Industries, Inc.	170,926	0.0
59,543 (1)	Novagold Resources, Inc.	222,691	0.0
37,159 (1)	O-I Glass, Inc.	608,664	0.1
2,483	Olympic Steel, Inc.	165,616	0.0
26,417 (1)	Origin Materials, Inc.	22,090	0.0
13,638	Orion SA	378,182	0.1
10,540	Pactiv Evergreen, Inc.	144,503	0.0
38,360 (1)	Perimeter Solutions SA	176,456	0.0
10,010 (1)	Perpetua Resources Corp.	31,732	0.0
4,398 (1)(2)	Piedmont Lithium, Inc.	124,156	0.0
28,428 (1)(2)	PureCycle Technologies, Inc.	115,133	0.0
3,333	Quaker Chemical Corp.	711,329	0.1
5,795	Ramaco Resources, Inc. - Class A	99,558	0.0
11,179 (1)	Ranpak Holdings Corp.	65,062	0.0
15,867 (1)	Rayonier Advanced Materials, Inc.	64,261	0.0
5,832	Ryerson Holding Corp.	202,254	0.0
6,386	Schnitzer Steel Industries, Inc. - Class A	192,602	0.0
10,085	Sensient Technologies Corp.	665,610	0.1
5,169	Stepan Co.	488,729	0.1
28,353 (1)	Summit Materials, Inc. - Class A	1,090,456	0.2
21,491	SunCoke Energy, Inc.	230,813	0.1
8,631	Sylvamo Corp.	423,868	0.1
10,856 (1)	TimkenSteel Corp.	254,573	0.1
10,327	TriMas Corp.	261,583	0.1
8,824	Trinseo PLC	73,857	0.0
28,100	Tronox Holdings PLC	397,896	0.1
535	United States Lime & Minerals, Inc.	123,237	0.0
12,475	Warrior Met Coal, Inc.	760,601	0.1
7,299	Worthington Industries, Inc.	420,057	0.1
7,427 (1)	Worthington Steel, Inc.	208,699	0.0

	Real Estate: 6.1%
22,474	Acadia Realty Trust	381,833	0.1
18,463	Alexander & Baldwin, Inc.	351,166	0.1
574	Alexander’s, Inc.	122,589	0.0
12,223	American Assets Trust, Inc.	275,140	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
26,693 (1)	Anywhere Real Estate, Inc.	$216,480	0.0
35,969 (1)	Apartment Investment and Management Co. - Class A	281,637	0.1
51,129	Apple Hospitality REIT, Inc.	849,253	0.1
17,119	Armada Hoffler Properties, Inc.	211,762	0.0
18,101	Braemar Hotels & Resorts, Inc.	45,253	0.0
42,024	Brandywine Realty Trust	226,930	0.0
45,195	Broadstone Net Lease, Inc.	778,258	0.1
23,757	CareTrust REIT, Inc.	531,682	0.1
6,999 (2)	CBL & Associates Properties, Inc.	170,916	0.0
3,789	Centerspace	220,520	0.0
13,292	Chatham Lodging Trust	142,490	0.0
11,012	City Office REIT, Inc.	67,283	0.0
6,659	Community Healthcare Trust, Inc.	177,396	0.0
70,074 (1)	Compass, Inc. - Class A	263,478	0.0
27,042	COPT Defense Properties	693,086	0.1
6,745	CTO Realty Growth, Inc.	116,891	0.0
39,124 (1)	Cushman & Wakefield PLC	422,539	0.1
50,634	DiamondRock Hospitality Co.	475,453	0.1
38,809	DigitalBridge Group, Inc.	680,710	0.1
59,364	Diversified Healthcare Trust	222,021	0.0
19,979	Douglas Elliman, Inc.	58,938	0.0
38,939	Douglas Emmett, Inc.	564,615	0.1
22,447	Easterly Government Properties, Inc.	301,688	0.1
21,674	Elme Communities	316,440	0.1
32,242	Empire State Realty Trust, Inc. - Class A	312,425	0.1
22,648	Equity Commonwealth	434,842	0.1
35,706	Essential Properties Realty Trust, Inc.	912,645	0.2
17,042 (2)	eXp World Holdings, Inc.	264,492	0.0
11,809 (2)	Farmland Partners, Inc.	147,376	0.0
4,716 (1)	Forestar Group, Inc.	155,958	0.0
20,845	Four Corners Property Trust, Inc.	527,378	0.1
1,889 (1)	FRP Holdings, Inc.	118,780	0.0
10,926	Getty Realty Corp.	319,258	0.1
9,905	Gladstone Commercial Corp.	131,142	0.0
8,568	Gladstone Land Corp.	123,808	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
15,774	Global Medical REIT, Inc.	$175,091	0.0
46,689	Global Net Lease, Inc.	464,556	0.1
32,901	Hudson Pacific Properties, Inc.	306,308	0.1
53,700	Independence Realty Trust, Inc.	821,610	0.1
6,710	Innovative Industrial Properties, Inc.	676,502	0.1
16,772	InvenTrust Properties Corp.	425,002	0.1
24,690	JBG SMITH Properties	419,977	0.1
28,585	Kennedy-Wilson Holdings, Inc.	353,882	0.1
52,001	Kite Realty Group Trust	1,188,743	0.2
68,841	L.P. Industrial Trust	682,903	0.1
9,974	LTC Properties, Inc.	320,365	0.1
51,960	Macerich Co.	801,743	0.1
5,916	Marcus & Millichap, Inc.	258,411	0.0
10,090	National Health Investors, Inc.	563,526	0.1
15,219	NETSTREIT Corp.	271,659	0.1
33,450	Newmark Group, Inc. - Class A	366,612	0.1
8,616	NexPoint Diversified Real Estate Trust	68,497	0.0
5,819	NexPoint Residential Trust, Inc.	200,348	0.0
11,409	Office Properties Income Trust	83,514	0.0
4,859	One Liberty Properties, Inc.	106,461	0.0
132,491 (1)	Opendoor Technologies, Inc.	593,560	0.1
15,635	Orion Office REIT, Inc.	89,432	0.0
35,184	Outfront Media, Inc.	491,169	0.1
46,685	Paramount Group, Inc.	241,361	0.0
8,900	Peakstone Realty Trust	177,377	0.0
29,208	Pebblebrook Hotel Trust	466,744	0.1
28,252	Phillips Edison & Co., Inc.	1,030,633	0.2
56,364	Physicians Realty Trust	750,205	0.1
30,282	Piedmont Office Realty Trust, Inc. - Class A	215,305	0.0
10,773	Plymouth Industrial REIT, Inc.	259,306	0.0
19,045	PotlatchDeltic Corp.	935,109	0.2
4,429	RE/MAX Holdings, Inc. - Class A	59,039	0.0
25,790 (1)	Redfin Corp.	266,153	0.0
29,438	Retail Opportunity Investments Corp.	413,015	0.1
37,786	RLJ Lodging Trust	442,852	0.1
3,966	RMR Group, Inc. - Class A	111,960	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
13,859	Ryman Hospitality Properties, Inc.	$1,525,322	0.3
55,251	Sabra Health Care REIT, Inc.	788,432	0.1
10,492 (1)(2)	Safehold, Inc.	245,513	0.0
3,541	Saul Centers, Inc.	139,055	0.0
40,423	Service Properties Trust	345,212	0.1
45,331	SITE Centers Corp.	617,862	0.1
15,441	SL Green Realty Corp.	697,470	0.1
8,367	St Joe Co.	503,526	0.1
3,404 (1)	Star Holdings	50,992	0.0
1,583 (1)	Stratus Properties, Inc.	45,685	0.0
26,261	Summit Hotel Properties, Inc.	176,474	0.0
49,892	Sunstone Hotel Investors, Inc.	535,341	0.1
24,530	Tanger Factory Outlet Centers, Inc.	679,972	0.1
5,983 (1)	Tejon Ranch Co.	102,908	0.0
19,519	Terreno Realty Corp.	1,223,256	0.2
13,618	UMH Properties, Inc.	208,628	0.0
57,049	Uniti Group, Inc.	329,743	0.1
3,478	Universal Health Realty Income Trust	150,423	0.0
27,586	Urban Edge Properties	504,824	0.1
19,283	Veris Residential, Inc.	303,322	0.1
13,258	Whitestone REIT	162,941	0.0
26,964	Xenia Hotels & Resorts, Inc.	367,250	0.1

	Utilities: 2.7%
13,846	ALLETE, Inc.	846,821	0.1
15,576 (1)(2)	Altus Power, Inc.	106,384	0.0
8,901	American States Water Co.	715,818	0.1
2,414	Artesian Resources Corp. - Class A	100,060	0.0
17,972	Avista Corp.	642,319	0.1
15,704	Black Hills Corp.	847,231	0.1
28,778	Brookfield Infrastructure Corp. - Class A	1,015,288	0.2
10,422 (1)	Cadiz, Inc.	29,182	0.0
13,549	California Water Service Group	702,787	0.1
5,130	Chesapeake Utilities Corp.	541,882	0.1
3,786	Consolidated Water Co. Ltd.	134,782	0.0
4,927	Genie Energy Ltd. - Class B	138,596	0.0
8,994	MGE Energy, Inc.	650,356	0.1
4,402	Middlesex Water Co.	288,859	0.1
16,226 (1)	Montauk Renewables, Inc.	144,574	0.0
23,339	New Jersey Resources Corp.	1,040,453	0.2
8,911	Northwest Natural Holding Co.	346,994	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
14,278	NorthWestern Corp.	$726,607	0.1
13,180	ONE Gas, Inc.	839,830	0.1
12,743	Ormat Technologies, Inc.	965,792	0.2
9,963	Otter Tail Corp.	846,556	0.1
20,386	PNM Resources, Inc.	848,058	0.2
22,698	Portland General Electric Co.	983,731	0.2
5,736 (1)	Pure Cycle Corp.	60,056	0.0
7,549	SJW Group	493,327	0.1
14,812	Southwest Gas Holdings, Inc.	938,340	0.2
12,429	Spire, Inc.	774,824	0.1
25,169 (1)(2)	Sunnova Energy International, Inc.	383,827	0.1
4,222	Unitil Corp.	221,951	0.0
4,137	York Water Co.	159,771	0.0
	Total Common Stock (Cost $352,218,982)	607,558,551	98.6

OTHER(5): —%
	Consumer, Non-cyclical: —%
18,294 (3)(4)	The Fresh Market Holdings, Inc.	—	—
	Total Other (Cost $—)	—	—

RIGHTS: 0.0%
	Consumer, Non-cyclical: 0.0%
14,198 (3)(4)	Chinook Therapeutics, Inc. CVR	5,537	0.0
390 (3)(4)	GTX, Inc.	—	—

	Health Care: —%
4,590 (3)(4)	Aduro Biotech - CVR	—	—
2,194 (3)(4)	Omniab, Inc. - 12.5 Earnout Shares	—	—
2,194 (3)(4)	Omniab, Inc. - 15 Earnout Shares	—	—
	Total Rights (Cost $800)	5,537	0.0

WARRANTS: 0.0%
	Health Care: 0.0%
3,805 (1)	Cassava Sciences, Inc.	23,818	0.0
	Total Warrants (Cost $2,488)	23,818	0.0
	Total Long-Term Investments (Cost $352,222,270)	607,587,906	98.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Time Deposits: 0.4%
530,000 (6)	Canadian Imperial Bank of Commerce, 5.310%, 01/02/2024 (Cost $530,000)	$530,000	0.1
530,000 (6)	Credit Agricole Corporate and Investment Bank, 5.300%, 01/02/2024 (Cost $530,000)	530,000	0.1
530,000 (6)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 01/02/2024 (Cost $530,000)	530,000	0.1
520,000 (6)	Mizuho Bank Ltd., 5.320%, 01/02/2024 (Cost $520,000)	520,000	0.0
530,000 (6)	Royal Bank of Canada, 5.320%, 01/02/2024 (Cost $530,000)	530,000	0.1
	Total Time Deposits (Cost $2,640,000)	2,640,000	0.4

	Repurchase Agreements: 3.2%
4,117,778 (6)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $4,120,246, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $4,200,134, due 08/01/25-09/20/73)	4,117,778	0.7
5,261,857 (6)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $5,264,942, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $5,367,094, due 02/01/35-09/01/52)	5,261,857	0.9

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,156,609 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $5,159,700, collateralized by various U.S. Government Securities, 0.125%- 3.625%, Market Value plus accrued interest $5,255,955, due 04/15/25-02/15/53)	$5,156,609	0.8
4,840,683 (6)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $4,843,521, collateralized by various U.S. Government Agency Obligations, 2.500%- 7.000%, Market Value plus accrued interest $4,937,497, due 07/01/37-01/01/54)	4,840,683	0.8
	Total Repurchase Agreements
	(Cost $19,376,927)	19,376,927	3.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
8,574,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $8,574,000)	$8,574,000	1.4

	Total Short-Term Investments
	(Cost $30,590,927)	30,590,927	5.0
	Total Investments in Securities
	(Cost $382,813,197)	$638,178,833	103.6
	Liabilities in Excess of Other Assets	(21,916,264)	(3.6)
	Net Assets	$616,262,569	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $11,129 or —% of net assets. Please refer to the table below for additional details.
(5)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$14,398,111	$—	$—	$14,398,111
Consumer Discretionary	65,903,999	—	—	65,903,999
Consumer Staples	20,566,643	—	—	20,566,643
Energy	41,763,254	—	—	41,763,254
Financials	102,509,836	—	—	102,509,836
Health Care	93,770,175	—	5,592	93,775,767
Industrials	100,706,222	—	—	100,706,222
Information Technology	86,393,779	—	—	86,393,779
Materials	27,588,252	—	—	27,588,252
Real Estate	37,417,632	—	—	37,417,632
Utilities	16,535,056	—	—	16,535,056
Total Common Stock	607,552,959	—	5,592	607,558,551
Rights	—	—	5,537	5,537
Warrants	—	23,818	—	23,818
Short-Term Investments	8,574,000	22,016,927	—	30,590,927
Total Investments, at fair value	$616,126,959	$22,040,745	$11,129	$638,178,833
Other Financial Instruments+
Futures	698,483	—	—	698,483
Total Assets	$616,825,442	$22,040,745	$11,129	$638,877,316

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, Voya Russell™ Small Cap Index Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech - CVR	10/6/2020	$—	$—
Cartesian Therapeutics, Inc. CVR	12/12/2023	—	5,592
Chinook Therapeutics, Inc. CVR	8/14/2023	—	5,537
GTX, Inc.	6/10/2019	800	—
Omniab, Inc. - 12.5 Earnout Shares	11/2/2022	—	—
Omniab, Inc. - 15 Earnout Shares	11/2/2022	—	—
The Fresh Market Holdings, Inc.	11/14/2022	—	—
		$800	$11,129

At December 31, 2023, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
E-mini Russell 2000 Index	105	03/15/24	$10,750,425	$698,483
			$10,750,425	$698,483

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$698,483
Total Asset Derivatives		$698,483

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,813,273
Total	$1,813,273

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,281,345
Total	$1,281,345

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $391,471,620.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$308,894,706
Gross Unrealized Depreciation	(61,489,010)
Net Unrealized Appreciation	$247,405,696

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 33.3%
	United States Treasury Bonds: 5.8%
160,000	1.250%, 05/15/2050	$86,269	0.0
215,300	1.625%, 11/15/2050	128,339	0.0
5,968,900	2.250%, 08/15/2046	4,246,196	0.3
4,112,800	2.500%, 02/15/2046	3,087,974	0.2
5,330,200	2.500%, 05/15/2046	3,993,278	0.2
5,300,900	3.000%, 11/15/2044	4,389,394	0.3
5,900,200	3.000%, 11/15/2045	4,857,063	0.3
26,600	3.000%, 02/15/2049	21,655	0.0
3,340,800	3.125%, 08/15/2044	2,830,153	0.2
2,637,200	3.250%, 05/15/2042	2,314,967	0.1
5,267,100	3.625%, 02/15/2044	4,828,038	0.3
5,435,400	3.750%, 11/15/2043	5,081,887	0.3
4,609,300	3.875%, 08/15/2040	4,494,788	0.3
46,796,800	4.125%, 08/15/2053	47,315,952	3.0
1,360,000	4.375%, 08/15/2043	1,388,687	0.1
3,000,000	4.750%, 11/15/2043	3,218,906	0.2
		92,283,546	5.8
	United States Treasury Notes: 27.5%
10,898,900	0.375%, 01/31/2026	10,071,052	0.6
9,650,000	1.250%, 11/30/2026	8,922,858	0.6
32,299,200	1.500%, 01/31/2027	29,985,896	1.9
10,000	1.875%, 06/30/2026	9,485	0.0
7,128,700	2.000%, 11/15/2026	6,740,520	0.4
8,000,000	2.125%, 09/30/2024	7,836,221	0.5
19,000	2.250%, 04/30/2024	18,810	0.0
3,793,800	2.250%, 11/15/2024	3,709,041	0.2
547,000	2.750%, 04/30/2027	526,242	0.0
838,800	2.750%, 08/15/2032	768,403	0.0
10,272,400	2.875%, 06/15/2025	10,041,070	0.6
4,538,900	3.000%, 07/15/2025	4,440,409	0.3
32,300	3.250%, 06/30/2027	31,569	0.0
103,867,200	3.750%, 12/31/2028	103,404,667	6.5
72,888,000	4.250%, 12/31/2025	72,879,458	4.6
69,695,000	4.250%, 12/15/2026	70,386,505	4.4
22,125,500	4.375%, 11/30/2028	22,644,066	1.4
38,886,000	4.375%, 11/30/2030	39,994,858	2.5
41,962,400	4.500%, 11/15/2033	44,067,077	2.8
3,918,000	4.875%, 11/30/2025	3,958,864	0.2
		440,437,071	27.5
	Total U.S. Treasury Obligations (Cost $536,313,000)	532,720,617	33.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.6%
	Federal Agricultural Mortgage Corporation: 0.1%
2,050,000	1.620%, 09/04/2025	1,956,632	0.1
	Federal Farm Credit Banks Funding Corporation: 1.7%
1,175,000	2.320%, 01/26/2032	997,040	0.0
2,938,000	2.380%, 03/16/2032	2,552,087	0.1
7,344,000	2.390%, 11/01/2034	6,097,227	0.4
2,938,000	2.400%, 09/21/2026	2,800,952	0.2
2,350,000	2.600%, 04/05/2027	2,246,523	0.1
2,938,000	2.850%, 05/23/2025	2,871,895	0.2
2,938,000	2.900%, 04/12/2032	2,656,917	0.2
2,938,000	3.375%, 08/26/2024	2,909,605	0.2
2,350,000	3.400%, 04/25/2034	2,169,483	0.1
1,763,000	3.500%, 09/01/2032	1,662,438	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Farm Credit Banks Funding Corporation (continued)
1,175,000	3.780%, 06/08/2028	$1,141,724	0.1
		28,105,891	1.7
	Federal Home Loan Bank: 0.2%
3,110,000	1.100%, 08/20/2026	2,861,878	0.2
1,175,000	3.500%, 06/11/2032	1,108,178	0.0
		3,970,056	0.2
	Federal Home Loan Mortgage Association: 0.2%(1)
473,000	6.625%, 11/15/2030	544,723	0.0
2,015,000	7.125%, 01/15/2030	2,343,297	0.2
		2,888,020	0.2
	Federal Home Loan Mortgage Corporation: 3.1%(1)
1,498,399	3.000%, 04/01/2045	1,372,273	0.1
1,586,948	3.000%, 04/01/2045	1,453,376	0.1
5,668,306	3.000%, 05/01/2045	5,191,165	0.3
2,466,133	3.000%, 11/01/2046	2,241,624	0.2
2,902,496	3.000%, 11/01/2047	2,649,325	0.2
100,192	3.500%, 01/01/2042	95,022	0.0
329,063	3.500%, 01/01/2042	312,763	0.0
1,285,472	3.500%, 08/01/2042	1,210,998	0.1
5,607,528	3.500%, 04/01/2043	5,282,550	0.4
5,500,119	3.500%, 02/01/2044	5,167,824	0.3
2,041,165	3.500%, 12/01/2046	1,908,343	0.1
1,052,600	3.500%, 12/01/2047	988,892	0.1
6,029,903	3.500%, 03/01/2048	5,666,561	0.4
48,555	4.000%, 01/01/2025	47,862	0.0
37,921	4.000%, 08/01/2040	37,048	0.0
302,015	4.000%, 04/01/2041	295,057	0.0
387,011	4.000%, 05/01/2041	377,134	0.0
25,901	4.000%, 08/01/2041	25,299	0.0
148,281	4.000%, 01/01/2042	144,497	0.0
646,038	4.000%, 03/01/2042	629,952	0.1
38,042	4.000%, 12/01/2042	37,082	0.0
533,000	4.000%, 02/01/2044	519,394	0.1
194,577	4.000%, 07/01/2045	187,923	0.0
132,250	4.000%, 09/01/2045	127,727	0.0
167,626	4.000%, 09/01/2045	161,582	0.0
171,629	4.000%, 09/01/2045	164,963	0.0
2,109,881	4.000%, 11/01/2045	2,037,722	0.2
478,636	4.000%, 05/01/2046	462,267	0.1
123,869	4.000%, 11/01/2047	118,731	0.0
177,241	4.000%, 03/01/2048	171,178	0.0
208,856 (2)	4.400%, (RFUCCT1Y + 1.900%), 02/01/2042	208,553	0.0
23,954	4.500%, 03/01/2039	23,951	0.0
67,135	4.500%, 08/01/2039	67,149	0.0
77,621	4.500%, 09/01/2039	77,573	0.0
136,238	4.500%, 09/01/2039	136,281	0.0
176,116	4.500%, 09/01/2039	176,171	0.0
127,114	4.500%, 10/01/2039	126,662	0.0
225,088	4.500%, 12/01/2039	225,206	0.0
65,666	4.500%, 03/01/2040	65,700	0.0
184,666	4.500%, 04/01/2040	184,762	0.0
33,964	4.500%, 06/01/2040	33,982	0.0
149,480	4.500%, 07/01/2040	149,558	0.0
216,304	4.500%, 07/01/2040	216,416	0.0
55,949	4.500%, 08/01/2040	55,978	0.0
158,309	4.500%, 08/01/2040	158,392	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
64,520	4.500%, 03/01/2041	$64,554	0.0
177,207	4.500%, 03/01/2041	177,300	0.0
83,100	4.500%, 04/01/2041	83,144	0.0
273,665	4.500%, 06/01/2041	273,808	0.0
177,053	4.500%, 07/01/2041	177,145	0.0
24,024	4.500%, 08/01/2041	23,715	0.0
534,151	4.500%, 08/01/2041	529,487	0.1
354,205	4.500%, 07/01/2048	349,379	0.0
11,614	5.000%, 03/01/2034	11,822	0.0
42,385	5.000%, 12/01/2034	43,148	0.0
50,194	5.000%, 08/01/2035	51,099	0.0
155,526	5.000%, 08/01/2035	158,324	0.0
42,709	5.000%, 10/01/2035	43,479	0.0
44,936	5.000%, 10/01/2035	45,745	0.0
53,094	5.000%, 10/01/2035	54,050	0.0
114,677	5.000%, 12/01/2035	116,741	0.0
16,933	5.000%, 04/01/2036	17,238	0.0
48,598	5.000%, 11/01/2036	49,472	0.0
37,131	5.000%, 02/01/2037	37,801	0.0
27,329	5.000%, 05/01/2037	27,821	0.0
401,780	5.000%, 10/01/2037	409,011	0.0
77,794	5.000%, 03/01/2038	79,195	0.0
224,627	5.000%, 03/01/2038	228,674	0.0
243,525	5.000%, 03/01/2038	247,910	0.0
61,981	5.000%, 04/01/2038	63,099	0.0
7,484	5.000%, 10/01/2038	7,619	0.0
26,295	5.000%, 06/01/2040	26,770	0.0
70,621	5.000%, 08/01/2040	71,895	0.0
169,149	5.000%, 04/01/2041	172,048	0.0
43,420	5.490%, 02/01/2037	44,782	0.0
109	5.500%, 12/01/2024	111	0.0
33,505	5.500%, 09/01/2034	34,564	0.0
51,857	5.500%, 01/01/2035	53,496	0.0
20,706	5.500%, 09/01/2035	21,360	0.0
420,258	5.500%, 09/01/2035	433,565	0.1
281,104	5.500%, 10/01/2035	290,002	0.0
35,701	5.500%, 03/01/2036	36,833	0.0
129,026	5.500%, 03/01/2036	133,105	0.0
22,430	5.500%, 05/01/2036	23,141	0.0
109,964	5.500%, 06/01/2036	113,439	0.0
2,062	5.500%, 07/01/2036	2,127	0.0
7,063	5.500%, 07/01/2036	7,287	0.0
38,713	5.500%, 07/01/2036	39,938	0.0
6,809	5.500%, 10/01/2036	7,025	0.0
49,553	5.500%, 11/01/2036	51,124	0.0
3,410	5.500%, 12/01/2036	3,518	0.0
24,517	5.500%, 12/01/2036	25,292	0.0
35,387	5.500%, 12/01/2036	36,507	0.0
5,086	5.500%, 02/01/2037	5,247	0.0
32,493	5.500%, 02/01/2037	33,522	0.0
10,972	5.500%, 05/01/2037	11,320	0.0
1,366	5.500%, 06/01/2037	1,410	0.0
16,959	5.500%, 12/01/2037	17,496	0.0
9,457	5.500%, 03/01/2038	9,757	0.0
3,108	5.500%, 06/01/2038	3,206	0.0
5,480	5.500%, 06/01/2038	5,654	0.0
4,873	5.500%, 08/01/2038	5,015	0.0
405	5.500%, 10/01/2038	418	0.0
361,173	5.500%, 11/01/2038	372,607	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
5,568	5.500%, 12/01/2038	$5,744	0.0
7,120	5.500%, 12/01/2038	7,345	0.0
9,548	5.500%, 12/01/2038	9,850	0.0
9,728	5.500%, 01/01/2039	10,036	0.0
57,438	5.500%, 01/01/2039	59,256	0.0
31,842	5.500%, 01/01/2040	32,852	0.0
35,527	5.500%, 01/01/2040	36,652	0.0
31,491	5.500%, 03/01/2040	32,490	0.0
97,206	5.500%, 01/01/2041	100,292	0.0
46,346	5.750%, 05/01/2037	48,131	0.0
35,828	5.800%, 08/01/2037	37,269	0.0
33,154	5.800%, 09/01/2037	34,492	0.0
65,089	5.800%, 09/01/2037	67,682	0.0
1,585	6.000%, 04/01/2028	1,642	0.0
16,920	6.000%, 07/01/2028	17,206	0.0
83	6.000%, 04/01/2036	86	0.0
1,643	6.000%, 04/01/2036	1,719	0.0
4,900	6.000%, 04/01/2036	5,127	0.0
14,348	6.000%, 06/01/2036	15,023	0.0
4,947	6.000%, 07/01/2036	5,177	0.0
1,277	6.000%, 08/01/2036	1,315	0.0
4,783	6.000%, 08/01/2036	5,005	0.0
23,116	6.000%, 08/01/2036	23,915	0.0
26,281	6.000%, 01/01/2037	27,500	0.0
23,669	6.000%, 02/01/2037	24,768	0.0
1,350	6.000%, 04/01/2037	1,413	0.0
1,042	6.000%, 06/01/2037	1,091	0.0
5,358	6.000%, 06/01/2037	5,591	0.0
130	6.000%, 07/01/2037	136	0.0
3,704	6.000%, 07/01/2037	3,876	0.0
1,042	6.000%, 08/01/2037	1,090	0.0
1,751	6.000%, 08/01/2037	1,832	0.0
3,550	6.000%, 08/01/2037	3,714	0.0
8,398	6.000%, 08/01/2037	8,784	0.0
125,401	6.000%, 08/01/2037	131,227	0.0
1,499	6.000%, 09/01/2037	1,567	0.0
2,150	6.000%, 09/01/2037	2,211	0.0
2,808	6.000%, 09/01/2037	2,937	0.0
5,086	6.000%, 10/01/2037	5,320	0.0
5,994	6.000%, 10/01/2037	6,269	0.0
7,776	6.000%, 10/01/2037	8,060	0.0
1,053	6.000%, 11/01/2037	1,085	0.0
1,582	6.000%, 11/01/2037	1,655	0.0
21,824	6.000%, 11/01/2037	22,818	0.0
45,546	6.000%, 12/01/2037	47,598	0.0
1,139	6.000%, 01/01/2038	1,190	0.0
6,444	6.000%, 01/01/2038	6,690	0.0
9,394	6.000%, 01/01/2038	9,828	0.0
6,739	6.000%, 05/01/2038	7,004	0.0
758	6.000%, 06/01/2038	792	0.0
8,794	6.000%, 07/01/2038	9,150	0.0
18,552	6.000%, 07/01/2038	19,387	0.0
470	6.000%, 09/01/2038	491	0.0
4,474	6.000%, 09/01/2038	4,679	0.0
9,701	6.000%, 09/01/2038	10,050	0.0
246,384	6.000%, 09/01/2038	257,461	0.0
5,615	6.000%, 11/01/2038	5,830	0.0
121,181	6.000%, 01/01/2039	126,780	0.0
66,259	6.000%, 04/01/2039	69,231	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
30,784	6.000%, 08/01/2039	$31,797	0.0
21,616	6.000%, 10/01/2039	22,800	0.0
10,739	6.000%, 11/01/2039	11,235	0.0
25,825	6.000%, 11/01/2039	26,756	0.0
1,006	6.000%, 12/01/2039	1,052	0.0
33,412	6.000%, 05/01/2040	34,953	0.0
51,034	6.150%, 12/01/2037	53,209	0.0
16,655	6.150%, 01/01/2038	17,340	0.0
72,976	6.150%, 02/01/2038	76,393	0.0
494,000 (3)	6.250%, 07/15/2032	573,115	0.1
5,585	6.500%, 06/01/2036	5,875	0.0
1,215	6.500%, 08/01/2036	1,279	0.0
457	6.500%, 10/01/2036	477	0.0
19,441	6.500%, 10/01/2036	20,457	0.0
6,859	6.500%, 07/01/2037	7,150	0.0
4,032	6.500%, 09/01/2037	4,241	0.0
1,789	6.500%, 10/01/2037	1,865	0.0
2,566	6.500%, 11/01/2037	2,695	0.0
1,898	6.500%, 04/01/2038	2,004	0.0
8,543	6.500%, 04/01/2038	9,155	0.0
235	6.500%, 05/01/2038	246	0.0
1,325	6.500%, 05/01/2038	1,380	0.0
926	6.500%, 08/01/2038	973	0.0
140	6.500%, 10/01/2038	147	0.0
4,582	6.500%, 11/01/2038	4,832	0.0
4,641	6.500%, 12/01/2038	4,892	0.0
6,371	6.500%, 12/01/2038	6,639	0.0
50,184	6.500%, 12/01/2038	52,381	0.0
193,271	6.500%, 12/01/2038	202,435	0.0
2,627	6.500%, 01/01/2039	2,790	0.0
		49,034,803	3.1
	Federal National Mortgage Association: 0.1%(1)
538,170	3.000%, 09/01/2046	478,338	0.0
624,898	3.720%, 10/01/2029	607,182	0.1
6,280	5.700%, 07/01/2036	6,250	0.0
34,047	5.700%, 07/01/2036	33,839	0.0
		1,125,609	0.1
	Government National Mortgage Association: 6.1%
9,372,567	2.000%, 01/20/2051	7,944,738	0.5
6,267,383	2.000%, 02/20/2051	5,311,692	0.3
1,637,389	2.500%, 03/20/2051	1,432,683	0.1
3,279,155	2.500%, 04/20/2051	2,871,920	0.2
2,541,658	2.500%, 05/20/2051	2,225,862	0.2
2,342,807	2.500%, 08/20/2051	2,049,847	0.1
7,160,108	2.500%, 09/20/2051	6,264,977	0.4
2,386,062	2.500%, 10/20/2051	2,087,659	0.1
3,249,812	2.500%, 11/20/2051	2,843,145	0.2
6,495,199	2.500%, 12/20/2051	5,682,840	0.4
2,603,037	2.500%, 04/20/2052	2,276,666	0.2
1,489,858	3.000%, 07/20/2045	1,370,856	0.1
1,590,319	3.000%, 10/20/2051	1,408,104	0.1
8,092,306	3.000%, 10/20/2051	7,333,566	0.5
3,651,022	3.000%, 11/20/2051	3,232,684	0.2
11,051,077	3.000%, 11/20/2051	10,014,404	0.6
2,407,240	3.000%, 12/20/2051	2,180,028	0.1
1,794,791	3.000%, 03/20/2052	1,619,122	0.1
5,139,336	3.500%, 03/20/2047	4,918,493	0.3
1,604,112	3.500%, 09/20/2047	1,503,931	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
889,679	3.500%, 01/20/2048	$838,420	0.1
5,883,758	3.500%, 02/20/2048	5,529,244	0.4
5,709,571	3.500%, 03/20/2048	5,379,753	0.4
1,130,735	4.000%, 10/20/2043	1,116,533	0.1
587,719	4.000%, 03/20/2046	569,742	0.0
1,025,696	4.000%, 03/20/2046	994,324	0.1
371,552	4.500%, 02/20/2041	371,771	0.0
113,125	4.500%, 03/20/2041	113,192	0.0
429,794	4.500%, 05/20/2041	430,049	0.0
339,650	4.500%, 06/20/2041	339,851	0.0
553,145	4.500%, 07/20/2041	553,472	0.0
412,775	4.500%, 09/20/2041	413,019	0.0
708,062	4.500%, 10/20/2041	708,481	0.1
881,922	4.500%, 01/20/2050	871,397	0.1
5,533	5.000%, 10/15/2037	5,582	0.0
1,486	5.000%, 04/15/2038	1,501	0.0
23,775	5.000%, 03/15/2039	24,026	0.0
33,440	5.000%, 08/15/2039	34,202	0.0
293,430	5.000%, 09/15/2039	295,619	0.0
325,899	5.000%, 09/15/2039	327,125	0.0
307,511	5.000%, 02/15/2040	308,227	0.0
173,466	5.000%, 04/15/2040	172,443	0.0
481,013	5.000%, 06/15/2040	479,860	0.0
12,515	5.000%, 07/15/2040	12,469	0.0
165,525	5.000%, 04/15/2042	165,423	0.0
261,951	5.000%, 04/20/2042	266,910	0.0
184,448	5.000%, 06/20/2048	184,985	0.0
13,328	5.500%, 07/20/2038	13,861	0.0
174,225	5.500%, 09/20/2039	181,518	0.0
13,158	5.500%, 10/20/2039	13,708	0.0
7,956	5.500%, 11/20/2039	8,284	0.0
301,212	5.500%, 11/20/2039	313,817	0.0
4,474	5.500%, 12/20/2040	4,656	0.0
16,631	5.500%, 01/20/2041	17,327	0.0
95,805	5.500%, 03/20/2041	99,808	0.0
152,273	5.500%, 04/20/2041	158,650	0.0
235,101	5.500%, 05/20/2041	244,901	0.0
229,180	5.500%, 06/20/2041	238,723	0.0
6,500	6.000%, 10/15/2036	6,732	0.0
17,115	6.000%, 08/15/2037	17,646	0.0
14,304	6.000%, 11/15/2037	14,726	0.0
3,628	6.000%, 12/15/2037	3,696	0.0
1,749	6.000%, 01/15/2038	1,795	0.0
17,110	6.000%, 01/15/2038	17,721	0.0
197	6.000%, 02/15/2038	202	0.0
14,063	6.000%, 02/15/2038	14,565	0.0
38,230	6.000%, 02/15/2038	39,098	0.0
68,899	6.000%, 05/15/2038	71,121	0.0
80,349	6.000%, 05/15/2038	82,216	0.0
8,940	6.000%, 07/15/2038	9,127	0.0
26,600	6.000%, 09/15/2038	27,181	0.0
392,178	6.000%, 08/20/2040	406,839	0.0
		97,088,755	6.1
	Tennessee Valley Authority: 0.2%
10,000	6.150%, 01/15/2038	11,818	0.0
2,938,000	7.125%, 05/01/2030	3,432,226	0.2
		3,444,044	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities: 16.9%
16,520,646	2.000%, 12/01/2036	$14,815,174	0.9
5,459,527	2.000%, 02/01/2051	4,486,785	0.3
492,050	2.000%, 05/01/2051	403,128	0.0
3,833,547	2.000%, 05/01/2051	3,189,728	0.2
8,954,113	2.000%, 05/01/2051	7,350,750	0.5
8,129,735	2.000%, 09/01/2051	6,648,697	0.4
5,130,361	2.000%, 10/01/2051	4,203,215	0.3
7,355,732	2.000%, 11/01/2051	6,094,882	0.4
5,092,896	2.000%, 01/01/2052	4,227,990	0.3
9,191,549	2.000%, 01/01/2052	7,622,747	0.5
12,099,551	2.000%, 01/01/2052	9,935,572	0.6
1,520,739	2.000%, 02/01/2052	1,261,504	0.1
3,113,935	2.000%, 02/01/2052	2,579,393	0.2
3,440,561	2.000%, 02/01/2052	2,857,781	0.2
5,737,057	2.000%, 02/01/2052	4,757,913	0.3
6,629,881	2.000%, 02/01/2052	5,506,959	0.4
7,765,338	2.000%, 02/01/2052	6,440,020	0.4
9,936,253	2.000%, 02/01/2052	8,137,735	0.5
1,588,220	2.000%, 03/01/2052	1,317,287	0.1
2,022,758	2.000%, 03/01/2052	1,666,220	0.1
2,684,233	2.000%, 04/01/2052	2,229,580	0.2
768,656	2.500%, 09/01/2027	740,457	0.1
921,242	2.500%, 06/01/2030	874,678	0.1
1,229,620	2.500%, 06/01/2030	1,166,554	0.1
514,441	2.500%, 07/01/2030	488,054	0.0
5,507,545	2.500%, 06/01/2050	4,766,771	0.3
9,842,015	2.500%, 08/01/2050	8,518,044	0.5
225,486	2.500%, 11/01/2050	195,279	0.0
1,932,968	2.500%, 05/01/2051	1,657,308	0.1
7,183,792	2.500%, 06/01/2051	6,119,532	0.4
983,740	2.500%, 09/01/2051	844,947	0.1
5,067,459	2.500%, 11/01/2051	4,357,252	0.3
4,631,712	2.500%, 12/01/2051	3,994,164	0.3
5,206,079	2.500%, 01/01/2052	4,474,464	0.3
1,078,539	2.500%, 02/01/2052	923,595	0.1
1,467,688	2.500%, 02/01/2052	1,256,757	0.1
1,958,029	2.500%, 02/01/2052	1,695,063	0.1
2,374,430	2.500%, 02/01/2052	2,044,294	0.1
5,326,576	2.500%, 02/01/2052	4,536,013	0.3
1,529,374	2.500%, 03/01/2052	1,315,392	0.1
2,067,972	2.500%, 03/01/2052	1,777,191	0.1
5,823,683	2.500%, 03/01/2052	5,007,572	0.3
3,727,245	2.500%, 04/01/2052	3,203,135	0.2
269,492	3.000%, 06/01/2026	263,368	0.0
1,418,991	3.000%, 08/01/2030	1,366,866	0.1
534,495	3.000%, 09/01/2030	513,982	0.0
14,438,427	3.000%, 08/01/2035	13,699,918	0.9
5,889,298	3.000%, 12/01/2042	5,415,516	0.3
2,456,128	3.000%, 07/01/2043	2,258,493	0.2
1,121,357	3.000%, 09/01/2043	1,031,236	0.1
1,472,966	3.000%, 07/01/2046	1,343,909	0.1
515,466	3.000%, 08/01/2046	470,001	0.0
6,057,017	3.000%, 12/01/2046	5,521,224	0.4
2,471,046	3.000%, 01/01/2052	2,223,983	0.1
560,662	3.500%, 05/01/2029	547,988	0.0
419,006	3.500%, 03/01/2041	397,973	0.0
452,645	3.500%, 12/01/2041	429,155	0.0
466,159	3.500%, 01/01/2042	441,484	0.0
1,065,469	3.500%, 10/01/2042	1,005,771	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,502,071	3.500%, 11/01/2042	$2,356,805	0.2
1,320,217	3.500%, 01/01/2046	1,239,149	0.1
950,924	3.500%, 02/01/2046	892,708	0.1
1,962,442	3.500%, 02/01/2046	1,841,958	0.1
2,082,169	3.500%, 04/01/2046	1,944,060	0.1
1,038,812	3.500%, 02/01/2052	965,935	0.1
805,093	3.500%, 03/01/2052	748,642	0.1
3,915,502	3.500%, 05/01/2052	3,605,459	0.2
74,437	4.000%, 10/01/2040	72,622	0.0
359,863	4.000%, 10/01/2040	350,640	0.0
2,665,176	4.000%, 11/01/2040	2,596,873	0.2
352,769	4.000%, 12/01/2040	344,165	0.0
461,907	4.000%, 12/01/2040	450,350	0.0
520,366	4.000%, 02/01/2041	507,667	0.0
146,543	4.000%, 03/01/2041	142,878	0.0
139,857	4.000%, 04/01/2041	136,301	0.0
101,717	4.000%, 09/01/2041	99,026	0.0
273,567	4.000%, 11/01/2041	266,212	0.0
103,093	4.000%, 12/01/2041	100,343	0.0
357,283	4.000%, 01/01/2042	347,679	0.0
175,681	4.000%, 07/01/2042	170,995	0.0
479,960	4.000%, 12/01/2042	467,203	0.0
732,736	4.000%, 07/01/2043	711,972	0.1
325,589	4.000%, 02/01/2044	314,429	0.0
417,303	4.000%, 02/01/2044	406,082	0.0
72,524	4.000%, 03/01/2044	70,177	0.0
356,380	4.000%, 05/01/2045	343,824	0.0
1,896,055	4.000%, 06/01/2045	1,828,654	0.1
263,219	4.000%, 07/01/2045	253,865	0.0
486,330	4.000%, 07/01/2045	470,617	0.0
580,355	4.000%, 07/01/2045	559,927	0.0
625,109	4.000%, 07/01/2045	605,817	0.0
651,695	4.000%, 02/01/2046	628,523	0.1
1,318,941	4.000%, 02/01/2048	1,271,089	0.1
87,835	4.000%, 03/01/2048	84,494	0.0
349,192	4.000%, 03/01/2048	336,490	0.0
5,364,558	4.000%, 05/01/2052	5,079,147	0.3
153,148	4.500%, 07/01/2026	152,322	0.0
2,217	4.500%, 06/01/2034	2,223	0.0
6,815	4.500%, 05/01/2035	6,818	0.0
863	4.500%, 03/01/2038	862	0.0
295	4.500%, 05/01/2038	293	0.0
4,462	4.500%, 06/01/2038	4,474	0.0
7,577	4.500%, 07/01/2038	7,533	0.0
12,053	4.500%, 09/01/2038	11,915	0.0
108,397	4.500%, 03/01/2039	108,300	0.0
7,547	4.500%, 04/01/2039	7,540	0.0
9,618	4.500%, 04/01/2039	9,602	0.0
189,882	4.500%, 07/01/2039	189,652	0.0
490,699	4.500%, 09/01/2039	490,257	0.0
413,355	4.500%, 10/01/2039	412,984	0.0
96,625	4.500%, 12/01/2039	96,508	0.0
107,432	4.500%, 12/01/2039	107,280	0.0
135,919	4.500%, 12/01/2039	135,797	0.0
84,605	4.500%, 03/01/2040	84,529	0.0
81,657	4.500%, 10/01/2040	81,584	0.0
97,768	4.500%, 10/01/2040	97,680	0.0
103,875	4.500%, 10/01/2040	103,782	0.0
142,943	4.500%, 03/01/2041	141,968	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
76,477	4.500%, 06/01/2041	$76,409	0.0
90,196	4.500%, 06/01/2041	90,115	0.0
746,107	4.500%, 06/01/2041	745,438	0.1
38,385	4.500%, 07/01/2041	38,350	0.0
74,342	4.500%, 07/01/2041	73,615	0.0
869,600	4.500%, 07/01/2041	868,728	0.1
64,113	4.500%, 08/01/2041	64,043	0.0
292,118	4.500%, 08/01/2041	291,855	0.0
450,526	4.500%, 08/01/2041	450,122	0.0
3,143,723	4.500%, 08/01/2052	3,063,309	0.2
6,541,904	4.500%, 10/01/2052	6,345,961	0.4
9,341	5.000%, 03/01/2027	9,394	0.0
1,558,599	5.000%, 05/01/2042	1,584,408	0.1
5,340,725	5.000%, 09/01/2052	5,287,720	0.3
8,836,152	5.000%, 09/01/2052	8,756,552	0.6
518	5.500%, 07/01/2024	526	0.0
2,537	5.500%, 08/01/2025	2,574	0.0
595	5.500%, 07/01/2027	597	0.0
156	5.500%, 08/01/2027	157	0.0
42,859	5.500%, 03/01/2034	44,151	0.0
42,359	5.500%, 04/01/2034	43,637	0.0
17,317	5.500%, 11/01/2034	17,839	0.0
18,428	5.500%, 12/01/2034	18,984	0.0
213,331	5.500%, 02/01/2035	219,771	0.0
32,694	5.500%, 05/01/2035	33,682	0.0
29,319	5.500%, 09/01/2035	30,203	0.0
133,413	5.500%, 09/01/2035	137,439	0.0
24,480	5.500%, 04/01/2036	25,219	0.0
39,750	5.500%, 04/01/2036	40,952	0.0
7,894	5.500%, 05/01/2036	8,132	0.0
16,242	5.500%, 06/01/2036	16,733	0.0
104,945	5.500%, 07/01/2036	108,113	0.0
59,540	5.500%, 11/01/2036	61,339	0.0
85,551	5.500%, 12/01/2036	88,136	0.0
170,122	5.500%, 12/01/2036	175,257	0.0
28,453	5.500%, 01/01/2037	29,313	0.0
24,224	5.500%, 03/01/2037	24,955	0.0
123,037	5.500%, 03/01/2037	126,754	0.0
261,343	5.500%, 03/01/2037	269,245	0.0
105,798	5.500%, 08/01/2037	108,994	0.0
344	5.500%, 01/01/2038	354	0.0
346	5.500%, 01/01/2038	356	0.0
1,425	5.500%, 01/01/2038	1,468	0.0
3,972	5.500%, 03/01/2038	4,092	0.0
3,885	5.500%, 05/01/2038	4,002	0.0
15,969	5.500%, 06/01/2038	16,452	0.0
400,603	5.500%, 09/01/2038	411,664	0.0
118,597	5.500%, 12/01/2038	122,186	0.0
29,366	5.500%, 06/01/2039	30,254	0.0
34,526	5.500%, 05/01/2040	35,572	0.0
212,389	5.500%, 06/01/2040	218,812	0.0
3,005	6.000%, 01/01/2034	3,103	0.0
24,208	6.000%, 12/01/2034	25,285	0.0
6,281	6.000%, 05/01/2035	6,521	0.0
13,226	6.000%, 01/01/2036	13,610	0.0
27,288	6.000%, 01/01/2036	28,298	0.0
6,211	6.000%, 02/01/2036	6,489	0.0
10,179	6.000%, 03/01/2036	10,635	0.0
13,521	6.000%, 03/01/2036	14,267	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,606	6.000%, 04/01/2036	$1,643	0.0
4,909	6.000%, 04/01/2036	5,129	0.0
37,053	6.000%, 05/01/2036	38,710	0.0
107	6.000%, 06/01/2036	111	0.0
1,446	6.000%, 08/01/2036	1,497	0.0
8,440	6.000%, 08/01/2036	8,820	0.0
6,728	6.000%, 09/01/2036	7,029	0.0
22,099	6.000%, 09/01/2036	23,089	0.0
34,594	6.000%, 09/01/2036	36,041	0.0
7,400	6.000%, 10/01/2036	7,732	0.0
79,673	6.000%, 12/01/2036	82,694	0.0
264,726	6.000%, 12/01/2036	275,804	0.0
6,421	6.000%, 01/01/2037	6,652	0.0
4,721	6.000%, 02/01/2037	4,876	0.0
4,516	6.000%, 04/01/2037	4,676	0.0
35,380	6.000%, 07/01/2037	36,963	0.0
151	6.000%, 08/01/2037	154	0.0
1,274	6.000%, 08/01/2037	1,327	0.0
8,457	6.000%, 08/01/2037	8,833	0.0
192	6.000%, 09/01/2037	201	0.0
479	6.000%, 09/01/2037	493	0.0
2,111	6.000%, 09/01/2037	2,204	0.0
4,272	6.000%, 09/01/2037	4,462	0.0
6,503	6.000%, 09/01/2037	6,756	0.0
139	6.000%, 10/01/2037	146	0.0
817	6.000%, 10/01/2037	851	0.0
975	6.000%, 10/01/2037	1,014	0.0
1,818	6.000%, 10/01/2037	1,895	0.0
424	6.000%, 11/01/2037	440	0.0
899	6.000%, 11/01/2037	932	0.0
5,645	6.000%, 11/01/2037	5,834	0.0
6,276	6.000%, 11/01/2037	6,513	0.0
7,703	6.000%, 11/01/2037	8,068	0.0
20,541	6.000%, 11/01/2037	21,463	0.0
2,126	6.000%, 12/01/2037	2,217	0.0
9,919	6.000%, 12/01/2037	10,352	0.0
14,262	6.000%, 12/01/2037	14,884	0.0
24,082	6.000%, 12/01/2037	25,135	0.0
4,040	6.000%, 01/01/2038	4,157	0.0
670	6.000%, 02/01/2038	694	0.0
54,741	6.000%, 02/01/2038	57,418	0.0
2,738	6.000%, 03/01/2038	2,826	0.0
59,674	6.000%, 03/01/2038	61,441	0.0
6,468	6.000%, 04/01/2038	6,757	0.0
124,458	6.000%, 04/01/2038	130,044	0.0
6,910	6.000%, 05/01/2038	7,103	0.0
9,715	6.000%, 05/01/2038	10,137	0.0
963	6.000%, 06/01/2038	996	0.0
7,117	6.000%, 07/01/2038	7,387	0.0
21,718	6.000%, 07/01/2038	22,537	0.0
724	6.000%, 08/01/2038	748	0.0
1,357	6.000%, 08/01/2038	1,412	0.0
5,969	6.000%, 09/01/2038	6,175	0.0
7,929	6.000%, 09/01/2038	8,261	0.0
30,967	6.000%, 09/01/2038	32,107	0.0
14,899	6.000%, 10/01/2038	15,401	0.0
20,450	6.000%, 10/01/2038	21,225	0.0
32,145	6.000%, 10/01/2038	33,542	0.0
272,938	6.000%, 10/01/2039	285,220	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
5,737	6.000%, 11/01/2039	$5,894	0.0
204	6.500%, 04/01/2030	213	0.0
47,838	6.500%, 02/01/2034	49,627	0.0
4,465	6.500%, 11/01/2034	4,765	0.0
8,047	6.500%, 01/01/2036	8,479	0.0
13,669	6.500%, 03/01/2036	14,316	0.0
21,361	6.500%, 04/01/2036	21,940	0.0
3,636	6.500%, 06/01/2036	3,800	0.0
559	6.500%, 07/01/2036	583	0.0
768	6.500%, 07/01/2036	810	0.0
4,478	6.500%, 07/01/2036	4,662	0.0
9,375	6.500%, 07/01/2036	9,856	0.0
11,232	6.500%, 07/01/2036	11,822	0.0
27,816	6.500%, 07/01/2036	29,057	0.0
502	6.500%, 08/01/2036	523	0.0
608	6.500%, 09/01/2036	639	0.0
5,963	6.500%, 09/01/2036	6,241	0.0
6,440	6.500%, 09/01/2036	6,683	0.0
47,420	6.500%, 09/01/2036	49,484	0.0
730	6.500%, 11/01/2036	762	0.0
1,499	6.500%, 11/01/2036	1,580	0.0
1,031	6.500%, 12/01/2036	1,075	0.0
11,321	6.500%, 12/01/2036	11,767	0.0
41	6.500%, 01/01/2037	42	0.0
17,462	6.500%, 01/01/2037	18,273	0.0
27,076	6.500%, 01/01/2037	28,455	0.0
2,849	6.500%, 03/01/2037	2,956	0.0
4,572	6.500%, 03/01/2037	4,750	0.0
9,754	6.500%, 03/01/2037	10,149	0.0
147	6.500%, 07/01/2037	154	0.0
211	6.500%, 08/01/2037	220	0.0
1,293	6.500%, 08/01/2037	1,343	0.0
1,574	6.500%, 08/01/2037	1,647	0.0
235	6.500%, 09/01/2037	248	0.0
508	6.500%, 09/01/2037	529	0.0
527	6.500%, 09/01/2037	552	0.0
3,550	6.500%, 09/01/2037	3,756	0.0
7,272	6.500%, 09/01/2037	7,587	0.0
54,942	6.500%, 09/01/2037	57,909	0.0
67,255	6.500%, 09/01/2037	70,325	0.0
240	6.500%, 10/01/2037	251	0.0
975	6.500%, 10/01/2037	1,033	0.0
2,049	6.500%, 10/01/2037	2,143	0.0
5,950	6.500%, 10/01/2037	6,262	0.0
13,504	6.500%, 10/01/2037	14,128	0.0
41,584	6.500%, 11/01/2037	43,896	0.0
1,147	6.500%, 12/01/2037	1,190	0.0
1,229	6.500%, 12/01/2037	1,283	0.0
1,321	6.500%, 12/01/2037	1,373	0.0
1,328	6.500%, 12/01/2037	1,384	0.0
4,587	6.500%, 12/01/2037	4,763	0.0
5,223	6.500%, 12/01/2037	5,469	0.0
51,683	6.500%, 12/01/2037	54,195	0.0
464	6.500%, 01/01/2038	483	0.0
7,616	6.500%, 01/01/2038	8,006	0.0
38,784	6.500%, 03/01/2038	40,902	0.0
24,290	6.500%, 04/01/2038	25,636	0.0
24,343	6.500%, 08/01/2038	25,528	0.0
32,271	6.500%, 08/01/2038	33,481	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
20,063	6.500%, 09/01/2038	$20,933	0.0
1,505	6.500%, 10/01/2038	1,593	0.0
5,762	6.500%, 10/01/2038	5,987	0.0
10,952	6.500%, 10/01/2038	11,562	0.0
94,251	6.500%, 10/01/2038	99,225	0.0
7,844	6.500%, 11/01/2038	8,257	0.0
535	6.500%, 01/01/2039	557	0.0
23,051	6.500%, 01/01/2039	24,096	0.0
4,717	6.500%, 03/01/2039	4,921	0.0
4,751	6.500%, 09/01/2039	4,940	0.0
		270,107,442	16.9
	Total U.S. Government Agency Obligations (Cost $491,305,305)	457,721,252	28.6

CORPORATE BONDS/NOTES: 26.9%
	Basic Materials: 0.7%
588,000	Air Products and Chemicals, Inc., 1.850%, 05/15/2027	542,299	0.1
500,000	Air Products and Chemicals, Inc., 2.050%, 05/15/2030	437,270	0.0
588,000	Air Products and Chemicals, Inc., 2.700%, 05/15/2040	448,649	0.0
470,000	Barrick PD Australia Finance Pty Ltd., 5.950%, 10/15/2039	504,083	0.0
68,000	Celanese US Holdings LLC, 6.050%, 03/15/2025	68,465	0.0
250,000	Celanese US Holdings LLC, 6.330%, 07/15/2029	262,326	0.0
500,000 (4)	Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	477,777	0.0
407,000 (3)	Dow Chemical Co., 2.100%, 11/15/2030	348,559	0.0
441,000	Dow Chemical Co., 3.600%, 11/15/2050	341,325	0.0
351,000	Dow Chemical Co., 4.250%, 10/01/2034	336,387	0.0
588,000	DuPont de Nemours, Inc., 5.419%, 11/15/2048	612,594	0.1
400,000	Eastman Chemical Co., 4.650%, 10/15/2044	352,188	0.0
750,000	Ecolab, Inc., 2.700%, 12/15/2051	508,582	0.1
532,000	International Paper Co., 4.350%, 08/15/2048	476,914	0.0
500,000	Linde, Inc., 1.100%, 08/10/2030	414,222	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
576,000	LYB International Finance III LLC, 1.250%, 10/01/2025	$538,277	0.1
441,000	LYB International Finance III LLC, 3.375%, 10/01/2040	338,825	0.0
250,000	Mosaic Co., 5.450%, 11/15/2033	255,488	0.0
588,000	Nucor Corp., 2.000%, 06/01/2025	565,003	0.1
588,000	Nutrien Ltd., 2.950%, 05/13/2030	531,423	0.1
500,000	PPG Industries, Inc., 1.200%, 03/15/2026	462,414	0.0
500,000	PPG Industries, Inc., 2.550%, 06/15/2030	435,348	0.0
441,000	Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	485,977	0.0
588,000	Sherwin-Williams Co., 3.450%, 06/01/2027	568,090	0.1
250,000	Southern Copper Corp., 5.875%, 04/23/2045	254,453	0.0
350,000	Southern Copper Corp., 6.750%, 04/16/2040	391,180	0.0
		10,958,118	0.7

	Communications: 2.6%
500,000 (3)	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	414,827	0.0
588,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027	558,197	0.1
588,000	Alphabet, Inc., 1.100%, 08/15/2030	487,223	0.0
1,175,000	Alphabet, Inc., 1.900%, 08/15/2040	815,280	0.1
80,000 (3)	Amazon.com, Inc., 0.800%, 06/03/2025	75,861	0.0
175,000	Amazon.com, Inc., 1.000%, 05/12/2026	161,720	0.0
80,000	Amazon.com, Inc., 1.200%, 06/03/2027	72,202	0.0
125,000	Amazon.com, Inc., 1.500%, 06/03/2030	105,926	0.0
140,000	Amazon.com, Inc., 1.650%, 05/12/2028	126,125	0.0
190,000	Amazon.com, Inc., 2.100%, 05/12/2031	163,912	0.0
160,000	Amazon.com, Inc., 2.500%, 06/03/2050	106,591	0.0
125,000	Amazon.com, Inc., 2.700%, 06/03/2060	82,793	0.0
125,000	Amazon.com, Inc., 2.875%, 05/12/2041	98,324	0.0
95,000	Amazon.com, Inc., 3.000%, 04/13/2025	93,036	0.0
205,000	Amazon.com, Inc., 3.100%, 05/12/2051	152,577	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
358,000	Amazon.com, Inc., 3.150%, 08/22/2027	$343,912	0.0
110,000	Amazon.com, Inc., 3.250%, 05/12/2061	80,815	0.0
125,000	Amazon.com, Inc., 3.300%, 04/13/2027	121,417	0.0
95,000	Amazon.com, Inc., 3.450%, 04/13/2029	92,073	0.0
160,000	Amazon.com, Inc., 3.600%, 04/13/2032	152,483	0.0
78,000	Amazon.com, Inc., 3.800%, 12/05/2024	77,277	0.0
175,000	Amazon.com, Inc., 3.875%, 08/22/2037	162,564	0.0
160,000	Amazon.com, Inc., 3.950%, 04/13/2052	140,153	0.0
220,000	Amazon.com, Inc., 4.050%, 08/22/2047	198,658	0.0
80,000	Amazon.com, Inc., 4.100%, 04/13/2062	70,762	0.0
140,000	Amazon.com, Inc., 4.250%, 08/22/2057	128,923	0.0
80,000	Amazon.com, Inc., 4.600%, 12/01/2025	80,262	0.0
95,000 (3)	Amazon.com, Inc., 4.650%, 12/01/2029	97,614	0.0
80,000	Amazon.com, Inc., 4.700%, 11/29/2024	79,904	0.0
140,000 (3)	Amazon.com, Inc., 4.700%, 12/01/2032	143,916	0.0
78,000	Amazon.com, Inc., 4.800%, 12/05/2034	80,548	0.0
95,000	Amazon.com, Inc., 4.950%, 12/05/2044	97,800	0.0
55,000	Amazon.com, Inc., 5.200%, 12/03/2025	55,661	0.0
588,000	AT&T, Inc., 1.700%, 03/25/2026	550,248	0.1
1,175,000	AT&T, Inc., 3.500%, 06/01/2041	933,856	0.1
2,988,000	AT&T, Inc., 3.500%, 09/15/2053	2,170,873	0.2
588,000	AT&T, Inc., 3.650%, 06/01/2051	443,291	0.0
588,000	AT&T, Inc., 4.500%, 05/15/2035	557,422	0.1
500,000	AT&T, Inc., 4.650%, 06/01/2044	446,868	0.0
588,000	Baidu, Inc., 1.720%, 04/09/2026	545,688	0.1
500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.300%, 02/01/2032	398,261	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
750,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 06/01/2041	$530,778	0.1
881,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	873,125	0.1
881,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/2047	750,031	0.1
588,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	578,332	0.1
588,000	Cisco Systems, Inc., 3.625%, 03/04/2024	586,176	0.1
881,000	Cisco Systems, Inc., 5.500%, 01/15/2040	938,841	0.1
1,763,000	Comcast Corp., 1.950%, 01/15/2031	1,488,703	0.1
582,000	Comcast Corp., 2.887%, 11/01/2051	394,045	0.0
1,102,000	Comcast Corp., 2.937%, 11/01/2056	725,455	0.1
654,000	Comcast Corp., 2.987%, 11/01/2063	421,944	0.0
588,000	Comcast Corp., 3.750%, 04/01/2040	506,118	0.0
425,000	Comcast Corp., 3.969%, 11/01/2047	357,248	0.0
441,000	Comcast Corp., 4.200%, 08/15/2034	421,814	0.0
441,000	Comcast Corp., 4.250%, 01/15/2033	428,816	0.0
68,000	Comcast Corp., 6.500%, 11/15/2035	77,437	0.0
881,000	Deutsche Telekom International Finance BV, 8.750%, 06/15/2030	1,061,795	0.1
734,000	Discovery Communications LLC, 3.625%, 05/15/2030	665,626	0.1
250,000	Discovery Communications LLC, 3.900%, 11/15/2024	246,608	0.0
881,000	eBay, Inc., 2.700%, 03/11/2030	783,979	0.1
500,000	Interpublic Group of Cos., Inc., 2.400%, 03/01/2031	422,692	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
10,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	$9,897	0.0
306,000	NBCUniversal Media LLC, 4.450%, 01/15/2043	280,094	0.0
500,000	Orange SA, 5.500%, 02/06/2044	519,757	0.1
1,104,000	Paramount Global, 4.200%, 05/19/2032	986,240	0.1
390,000	Paramount Global, 4.375%, 03/15/2043	288,616	0.0
440,000	Paramount Global, 5.850%, 09/01/2043	396,384	0.0
250,000	Rogers Communications, Inc., 5.000%, 03/15/2044	235,332	0.0
232,000	Telefonica Emisiones SA, 4.103%, 03/08/2027	227,377	0.0
588,000	Time Warner Cable LLC, 4.500%, 09/15/2042	462,199	0.0
65,000	T-Mobile USA, Inc., 1.500%, 02/15/2026	60,544	0.0
110,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	99,310	0.0
115,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	109,050	0.0
65,000	T-Mobile USA, Inc., 2.250%, 11/15/2031	54,152	0.0
30,000	T-Mobile USA, Inc., 2.400%, 03/15/2029	26,941	0.0
160,000	T-Mobile USA, Inc., 2.550%, 02/15/2031	137,887	0.0
75,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	71,382	0.0
65,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	58,584	0.0
60,000	T-Mobile USA, Inc., 2.700%, 03/15/2032	51,168	0.0
65,000	T-Mobile USA, Inc., 2.875%, 02/15/2031	57,342	0.0
160,000	T-Mobile USA, Inc., 3.000%, 02/15/2041	119,851	0.0
190,000	T-Mobile USA, Inc., 3.300%, 02/15/2051	137,417	0.0
150,000	T-Mobile USA, Inc., 3.375%, 04/15/2029	139,536	0.0
175,000	T-Mobile USA, Inc., 3.400%, 10/15/2052	127,608	0.0
190,000	T-Mobile USA, Inc., 3.500%, 04/15/2025	186,096	0.0
155,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	141,883	0.0
105,000	T-Mobile USA, Inc., 3.600%, 11/15/2060	76,542	0.0
250,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	242,557	0.0
444,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	421,161	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
125,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	$112,882	0.0
190,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	168,052	0.0
95,000	T-Mobile USA, Inc., 4.750%, 02/01/2028	94,718	0.0
55,000 (3)	T-Mobile USA, Inc., 4.800%, 07/15/2028	55,493	0.0
65,000	T-Mobile USA, Inc., 4.950%, 03/15/2028	65,910	0.0
165,000	T-Mobile USA, Inc., 5.050%, 07/15/2033	166,344	0.0
80,000	T-Mobile USA, Inc., 5.200%, 01/15/2033	82,047	0.0
30,000	T-Mobile USA, Inc., 5.375%, 04/15/2027	30,122	0.0
110,000	T-Mobile USA, Inc., 5.650%, 01/15/2053	114,634	0.0
65,000	T-Mobile USA, Inc., 5.750%, 01/15/2034	68,971	0.0
80,000	T-Mobile USA, Inc., 5.750%, 01/15/2054	84,726	0.0
45,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	48,312	0.0
65,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	71,354	0.0
400,000	TWDC Enterprises 18 Corp., 3.000%, 02/13/2026	386,949	0.0
300,000	TWDC Enterprises 18 Corp., GMTN, 4.125%, 06/01/2044	267,906	0.0
90,000	Verizon Communications, Inc., 0.850%, 11/20/2025	83,676	0.0
120,000	Verizon Communications, Inc., 1.450%, 03/20/2026	111,810	0.0
65,000	Verizon Communications, Inc., 1.500%, 09/18/2030	53,582	0.0
70,000	Verizon Communications, Inc., 1.680%, 10/30/2030	57,697	0.0
141,000	Verizon Communications, Inc., 1.750%, 01/20/2031	116,037	0.0
190,000	Verizon Communications, Inc., 2.100%, 03/22/2028	171,957	0.0
291,000	Verizon Communications, Inc., 2.355%, 03/15/2032	242,133	0.0
235,000	Verizon Communications, Inc., 2.550%, 03/21/2031	202,694	0.0
120,000	Verizon Communications, Inc., 2.625%, 08/15/2026	114,355	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
190,000	Verizon Communications, Inc., 2.650%, 11/20/2040	$137,038	0.0
65,000	Verizon Communications, Inc., 2.850%, 09/03/2041	48,069	0.0
175,000	Verizon Communications, Inc., 2.875%, 11/20/2050	119,125	0.0
230,000	Verizon Communications, Inc., 2.987%, 10/30/2056	152,865	0.0
45,000	Verizon Communications, Inc., 3.000%, 03/22/2027	42,801	0.0
125,000	Verizon Communications, Inc., 3.000%, 11/20/2060	82,038	0.0
95,000	Verizon Communications, Inc., 3.150%, 03/22/2030	86,863	0.0
85,000	Verizon Communications, Inc., 3.376%, 02/15/2025	83,458	0.0
235,000	Verizon Communications, Inc., 3.400%, 03/22/2041	187,200	0.0
75,000	Verizon Communications, Inc., 3.500%, 11/01/2024	73,905	0.0
285,000	Verizon Communications, Inc., 3.550%, 03/22/2051	219,805	0.0
220,000	Verizon Communications, Inc., 3.700%, 03/22/2061	168,265	0.0
45,000	Verizon Communications, Inc., 3.850%, 11/01/2042	37,712	0.0
65,000	Verizon Communications, Inc., 3.875%, 02/08/2029	63,063	0.0
65,000	Verizon Communications, Inc., 3.875%, 03/01/2052	52,712	0.0
75,000	Verizon Communications, Inc., 4.000%, 03/22/2050	62,374	0.0
250,000	Verizon Communications, Inc., 4.016%, 12/03/2029	241,899	0.0
205,000	Verizon Communications, Inc., 4.125%, 03/16/2027	202,073	0.0
60,000	Verizon Communications, Inc., 4.125%, 08/15/2046	51,437	0.0
80,000	Verizon Communications, Inc., 4.272%, 01/15/2036	75,394	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
266,000	Verizon Communications, Inc., 4.329%, 09/21/2028	$263,305	0.0
119,000	Verizon Communications, Inc., 4.400%, 11/01/2034	114,571	0.0
135,000	Verizon Communications, Inc., 4.500%, 08/10/2033	131,789	0.0
80,000	Verizon Communications, Inc., 4.522%, 09/15/2048	73,041	0.0
45,000	Verizon Communications, Inc., 4.672%, 03/15/2055	41,567	0.0
33,000	Verizon Communications, Inc., 4.750%, 11/01/2041	32,085	0.0
70,000	Verizon Communications, Inc., 4.812%, 03/15/2039	67,748	0.0
150,000	Verizon Communications, Inc., 4.862%, 08/21/2046	143,284	0.0
45,000 (3)	Verizon Communications, Inc., 5.012%, 04/15/2049	45,257	0.0
50,000	Verizon Communications, Inc., 5.012%, 08/21/2054	49,022	0.0
65,000	Verizon Communications, Inc., 5.050%, 05/09/2033	66,343	0.0
70,000	Verizon Communications, Inc., 5.250%, 03/16/2037	72,911	0.0
30,000	Verizon Communications, Inc., 5.500%, 03/16/2047	31,314	0.0
25,000	Verizon Communications, Inc., 5.850%, 09/15/2035	26,825	0.0
20,000	Verizon Communications, Inc., 6.400%, 09/15/2033	22,247	0.0
50,000	Verizon Communications, Inc., 6.550%, 09/15/2043	57,590	0.0
35,000	Verizon Communications, Inc., 7.750%, 12/01/2030	40,982	0.0
1,175,000	Vodafone Group PLC, 4.125%, 05/30/2025	1,160,106	0.1
588,000	Vodafone Group PLC, 6.150%, 02/27/2037	636,609	0.1
200,000	Walt Disney Co., 1.750%, 08/30/2024	195,391	0.0
588,000	Walt Disney Co., 1.750%, 01/13/2026	556,612	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
588,000	Walt Disney Co., 2.200%, 01/13/2028	$544,096	0.1
1,175,000	Walt Disney Co., 2.650%, 01/13/2031	1,045,868	0.1
588,000	Walt Disney Co., 3.600%, 01/13/2051	473,054	0.0
250,000	Walt Disney Co., 4.750%, 09/15/2044	239,437	0.0
		41,041,824	2.6

	Consumer, Cyclical: 1.4%
149,065	American Airlines Pass Through Trust 2016-2, AA, 3.200%, 12/15/2029	135,928	0.0
194,949	American Airlines Pass Through Trust 2016-3, AA, 3.000%, 04/15/2030	176,197	0.0
566,778	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	512,514	0.1
500,000	American Honda Finance Corp., GMTN, 2.300%, 09/09/2026	473,090	0.0
1,175,000	American Honda Finance Corp., MTN, 1.200%, 07/08/2025	1,113,813	0.1
500,000	American Honda Finance Corp., MTN, 2.000%, 03/24/2028	453,160	0.0
500,000	AutoZone, Inc., 1.650%, 01/15/2031	405,825	0.0
588,000	BorgWarner, Inc., 2.650%, 07/01/2027	545,488	0.1
250,000 (3)	Cummins, Inc., 1.500%, 09/01/2030	166,019	0.0
500,000	Cummins, Inc., 2.600%, 09/01/2050	417,199	0.0
441,000	General Motors Co., 6.600%, 04/01/2036	472,594	0.0
500,000	General Motors Financial Co., Inc., 1.050%, 03/08/2024	495,567	0.1
500,000	General Motors Financial Co., Inc., 2.400%, 04/10/2028	448,951	0.0
500,000	General Motors Financial Co., Inc., 3.850%, 01/05/2028	478,325	0.0
500,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	490,335	0.0
588,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	588,580	0.1
588,000	Home Depot, Inc., 2.700%, 04/15/2030	537,334	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
500,000	Home Depot, Inc., 2.800%, 09/14/2027	$475,659	0.0
588,000	Home Depot, Inc., 3.300%, 04/15/2040	486,101	0.0
1,381,000	Home Depot, Inc., 5.875%, 12/16/2036	1,544,776	0.1
500,000	Lear Corp., 4.250%, 05/15/2029	481,429	0.0
500,000	Lear Corp., 5.250%, 05/15/2049	462,098	0.0
441,000	Lowe's Cos., Inc., 2.625%, 04/01/2031	386,117	0.0
588,000	Lowe's Cos., Inc., 3.100%, 05/03/2027	563,342	0.1
500,000	Lowe's Cos., Inc., 3.650%, 04/05/2029	482,325	0.0
500,000	Marriott International, Inc. HH, 2.850%, 04/15/2031	432,988	0.0
500,000	McDonald's Corp., MTN, 3.700%, 01/30/2026	491,785	0.1
400,000	McDonald's Corp., MTN, 4.600%, 05/26/2045	376,605	0.0
500,000	McDonald's Corp., MTN, 4.700%, 12/09/2035	494,294	0.1
325,000	McDonald's Corp., MTN, 6.300%, 10/15/2037	368,425	0.0
500,000	NIKE, Inc., 2.375%, 11/01/2026	474,775	0.0
500,000	NIKE, Inc., 3.375%, 11/01/2046	402,915	0.0
500,000 (3)	Starbucks Corp., 3.000%, 02/14/2032	448,819	0.0
500,000	Starbucks Corp., 3.550%, 08/15/2029	482,250	0.0
500,000	Target Corp., 1.950%, 01/15/2027	466,763	0.0
588,000	Target Corp., 3.500%, 07/01/2024	583,053	0.1
588,000	TJX Cos., Inc., 1.600%, 05/15/2031	487,976	0.0
588,000	Toyota Motor Credit Corp., GMTN, 3.050%, 01/11/2028	561,306	0.1
588,000	Toyota Motor Credit Corp., MTN, 1.800%, 02/13/2025	569,092	0.1
500,000	Toyota Motor Credit Corp., MTN, 1.900%, 04/06/2028	453,423	0.0
500,000	Toyota Motor Credit Corp., MTN, 3.200%, 01/11/2027	482,239	0.0
318,677	United Airlines Pass Through Trust 2015-1, AA, 3.450%, 06/01/2029	296,265	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
170,852	United Airlines Pass Through Trust 2016-1, A, 3.450%, 01/07/2030	$152,650	0.0
446,614	United Airlines Pass Through Trust 2018-1, AA, 3.500%, 09/01/2031	407,722	0.0
88,000	Walgreens Boots Alliance, Inc., 3.450%, 06/01/2026	83,698	0.0
588,000	Walmart, Inc., 3.300%, 04/22/2024	584,237	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/2025	293,588	0.0
200,000	Whirlpool Corp., 4.000%, 03/01/2024	199,389	0.0
		22,387,023	1.4

	Consumer, Non-cyclical: 4.6%
588,000	Abbott Laboratories, 1.400%, 06/30/2030	497,787	0.0
284,000	Abbott Laboratories, 3.750%, 11/30/2026	279,982	0.0
339,000	Abbott Laboratories, 4.750%, 11/30/2036	347,620	0.0
500,000	Abbott Laboratories, 4.750%, 04/15/2043	509,007	0.1
588,000	Abbott Laboratories, 4.900%, 11/30/2046	601,805	0.1
546,000	AbbVie, Inc., 3.200%, 05/14/2026	529,403	0.1
363,000	AbbVie, Inc., 3.200%, 11/21/2029	339,498	0.0
454,000	AbbVie, Inc., 3.600%, 05/14/2025	446,192	0.0
241,000	AbbVie, Inc., 3.800%, 03/15/2025	237,870	0.0
363,000	AbbVie, Inc., 4.050%, 11/21/2039	327,967	0.0
275,000	AbbVie, Inc., 4.250%, 11/21/2049	245,250	0.0
310,000	AbbVie, Inc., 4.300%, 05/14/2036	297,205	0.0
310,000	AbbVie, Inc., 4.450%, 05/14/2046	284,997	0.0
276,000	AbbVie, Inc., 4.550%, 03/15/2035	270,790	0.0
250,000	Aetna, Inc., 3.500%, 11/15/2024	245,905	0.0
300,000	Aetna, Inc., 4.500%, 05/15/2042	263,792	0.0
300,000	Altria Group, Inc., 4.250%, 08/09/2042	244,189	0.0
138,000	Altria Group, Inc., 4.800%, 02/14/2029	137,686	0.0
500,000	Altria Group, Inc., 5.800%, 02/14/2039	510,188	0.1
1,175,000	Amgen, Inc., 2.300%, 02/25/2031	1,005,498	0.1
588,000	Amgen, Inc., 3.150%, 02/21/2040	457,938	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
881,000	Amgen, Inc., 4.400%, 05/01/2045	$783,080	0.1
63,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, 02/01/2026	61,873	0.0
335,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	334,098	0.0
601,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	589,592	0.1
25,000	Anheuser-Busch InBev Finance, Inc., 4.000%, 01/17/2043	22,002	0.0
55,000	Anheuser-Busch InBev Finance, Inc., 4.625%, 02/01/2044	52,506	0.0
40,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/2036	39,892	0.0
90,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	88,292	0.0
111,000 (3)	Anheuser-Busch InBev Worldwide, Inc., 3.500%, 06/01/2030	105,634	0.0
30,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/2042	25,544	0.0
160,000	Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	158,202	0.0
61,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 06/01/2040	57,046	0.0
95,000	Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/2038	90,194	0.0
110,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	101,384	0.0
101,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 06/01/2050	96,155	0.0
140,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/2048	132,663	0.0
30,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 06/01/2060	28,131	0.0
270,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	274,462	0.0
60,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 04/15/2058	56,995	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
45,000 (3)	Anheuser-Busch InBev Worldwide, Inc., 4.900%, 01/23/2031	$46,854	0.0
95,000	Anheuser-Busch InBev Worldwide, Inc., 4.950%, 01/15/2042	95,164	0.0
125,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	131,921	0.0
250,000	Anheuser-Busch InBev Worldwide, Inc., 5.550%, 01/23/2049	269,018	0.0
125,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 01/23/2059	140,297	0.0
20,000	Anheuser-Busch InBev Worldwide, Inc., 5.875%, 06/15/2035	21,799	0.0
30,000	Anheuser-Busch InBev Worldwide, Inc., 8.000%, 11/15/2039	38,777	0.0
81,000	Anheuser-Busch InBev Worldwide, Inc., 8.200%, 01/15/2039	108,274	0.0
588,000	AstraZeneca PLC, 4.000%, 01/17/2029	580,860	0.1
588,000	AstraZeneca PLC, 4.375%, 08/17/2048	553,855	0.1
823,000	AstraZeneca PLC, 6.450%, 09/15/2037	962,728	0.1
500,000	Automatic Data Processing, Inc., 3.375%, 09/15/2025	490,290	0.0
341,000	BAT Capital Corp., 3.222%, 08/15/2024	335,577	0.0
224,000	Baxalta, Inc., 4.000%, 06/23/2025	220,226	0.0
588,000	Becton Dickinson & Co., 1.957%, 02/11/2031	490,279	0.0
441,000	Biogen, Inc., 4.050%, 09/15/2025	434,032	0.0
500,000	Boston Scientific Corp., 1.900%, 06/01/2025	478,705	0.0
500,000	Boston Scientific Corp., 2.650%, 06/01/2030	446,673	0.0
588,000	Bristol-Myers Squibb Co., 1.125%, 11/13/2027	522,599	0.1
588,000	Bristol-Myers Squibb Co., 2.350%, 11/13/2040	411,445	0.0
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/2042	387,606	0.0
588,000	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	578,061	0.1
500,000	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	464,274	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
500,000	Cardinal Health, Inc., 4.900%, 09/15/2045	$456,639	0.0
1,175,000	Cencora, Inc., 2.800%, 05/15/2030	1,053,992	0.1
250,000	Cencora, Inc., 4.250%, 03/01/2045	219,742	0.0
500,000	Cigna Group, 2.375%, 03/15/2031	427,588	0.0
500,000	Cigna Group, 3.400%, 03/01/2027	482,062	0.0
250,000	Cigna Group, 3.500%, 06/15/2024	247,584	0.0
588,000	Cigna Group, 4.800%, 08/15/2038	569,078	0.1
500,000	Cigna Group, 4.800%, 07/15/2046	465,790	0.0
500,000	Cigna Group, 4.900%, 12/15/2048	475,930	0.0
588,000	Clorox Co., 1.800%, 05/15/2030	490,711	0.0
500,000	Coca-Cola Co., 1.500%, 03/05/2028	450,639	0.0
588,000	Coca-Cola Co., 1.650%, 06/01/2030	503,855	0.1
588,000	Coca-Cola Co., 2.500%, 03/15/2051	395,264	0.0
588,000	Coca-Cola Co., 2.900%, 05/25/2027	562,736	0.1
500,000	Coca-Cola Co., 3.000%, 03/05/2051	377,975	0.0
881,000	CVS Health Corp., 2.700%, 08/21/2040	628,620	0.1
250,000	CVS Health Corp., 3.375%, 08/12/2024	246,622	0.0
443,000	CVS Health Corp., 3.875%, 07/20/2025	435,479	0.0
389,000	CVS Health Corp., 4.300%, 03/25/2028	382,647	0.0
588,000	CVS Health Corp., 4.780%, 03/25/2038	557,432	0.1
412,000	CVS Health Corp., 5.050%, 03/25/2048	385,704	0.0
588,000	CVS Health Corp., 5.125%, 07/20/2045	557,014	0.1
200,000	CVS Health Corp., 5.300%, 12/05/2043	193,892	0.0
500,000	Danaher Corp., 2.800%, 12/10/2051	346,687	0.0
1,175,000	Diageo Capital PLC, 2.125%, 04/29/2032	980,844	0.1
588,000	Diageo Capital PLC, 3.875%, 05/18/2028	575,368	0.1
441,000	Elevance Health, Inc., 1.500%, 03/15/2026	411,469	0.0
441,000	Elevance Health, Inc., 2.550%, 03/15/2031	383,108	0.0
250,000	Elevance Health, Inc., 3.500%, 08/15/2024	246,746	0.0
588,000	Elevance Health, Inc., 3.650%, 12/01/2027	570,731	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
441,000	Elevance Health, Inc., 4.101%, 03/01/2028	$434,877	0.0
250,000	Elevance Health, Inc., 4.650%, 08/15/2044	231,575	0.0
78,000	Eli Lilly & Co., 2.250%, 05/15/2050	50,459	0.0
55,000	Eli Lilly & Co., 2.500%, 09/15/2060	34,760	0.0
35,000	Eli Lilly & Co., 2.750%, 06/01/2025	34,093	0.0
25,000	Eli Lilly & Co., 3.100%, 05/15/2027	24,133	0.0
60,000	Eli Lilly & Co., 3.375%, 03/15/2029	57,740	0.0
25,000	Eli Lilly & Co., 3.700%, 03/01/2045	21,764	0.0
20,000	Eli Lilly & Co., 3.950%, 05/15/2047	17,983	0.0
60,000	Eli Lilly & Co., 3.950%, 03/15/2049	53,369	0.0
35,000	Eli Lilly & Co., 4.150%, 03/15/2059	32,178	0.0
65,000	Eli Lilly & Co., 4.700%, 02/27/2033	66,682	0.0
80,000	Eli Lilly & Co., 4.875%, 02/27/2053	82,811	0.0
65,000	Eli Lilly & Co., 4.950%, 02/27/2063	67,409	0.0
45,000	Eli Lilly & Co., 5.000%, 02/27/2026	45,022	0.0
25,000	Eli Lilly & Co., 5.500%, 03/15/2027	25,984	0.0
30,000	Eli Lilly & Co., 5.550%, 03/15/2037	32,796	0.0
500,000	Estee Lauder Cos., Inc., 1.950%, 03/15/2031	419,040	0.0
300,000	Estee Lauder Cos., Inc., 3.700%, 08/15/2042	239,851	0.0
500,000	Flowers Foods, Inc., 2.400%, 03/15/2031	419,948	0.0
441,000	General Mills, Inc., 3.000%, 02/01/2051	306,856	0.0
441,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	434,112	0.0
260,000	Gilead Sciences, Inc., 3.650%, 03/01/2026	254,793	0.0
150,000	Gilead Sciences, Inc., 3.700%, 04/01/2024	149,303	0.0
250,000	Gilead Sciences, Inc., 4.150%, 03/01/2047	217,896	0.0
200,000	Gilead Sciences, Inc., 4.500%, 02/01/2045	185,211	0.0
441,000	Gilead Sciences, Inc., 4.750%, 03/01/2046	420,653	0.0
350,000	Gilead Sciences, Inc., 4.800%, 04/01/2044	337,858	0.0
294,000	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	341,692	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
55,000	HCA, Inc., 2.375%, 07/15/2031	$45,353	0.0
65,000	HCA, Inc., 3.125%, 03/15/2027	61,643	0.0
30,000	HCA, Inc., 3.375%, 03/15/2029	27,695	0.0
170,000	HCA, Inc., 3.500%, 09/01/2030	154,155	0.0
95,000	HCA, Inc., 3.500%, 07/15/2051	67,022	0.0
125,000	HCA, Inc., 3.625%, 03/15/2032	111,822	0.0
125,000	HCA, Inc., 4.125%, 06/15/2029	119,597	0.0
30,000	HCA, Inc., 4.375%, 03/15/2042	25,382	0.0
75,000	HCA, Inc., 4.500%, 02/15/2027	74,161	0.0
125,000	HCA, Inc., 4.625%, 03/15/2052	106,476	0.0
65,000	HCA, Inc., 5.125%, 06/15/2039	62,031	0.0
65,000	HCA, Inc., 5.200%, 06/01/2028	65,708	0.0
90,000	HCA, Inc., 5.250%, 04/15/2025	89,957	0.0
95,000	HCA, Inc., 5.250%, 06/15/2026	95,512	0.0
125,000	HCA, Inc., 5.250%, 06/15/2049	116,358	0.0
165,000	HCA, Inc., 5.375%, 02/01/2025	164,839	0.0
65,000	HCA, Inc., 5.375%, 09/01/2026	65,328	0.0
80,000 (3)	HCA, Inc., 5.500%, 06/01/2033	81,290	0.0
95,000	HCA, Inc., 5.500%, 06/15/2047	91,619	0.0
95,000	HCA, Inc., 5.625%, 09/01/2028	97,286	0.0
95,000	HCA, Inc., 5.875%, 02/15/2026	95,848	0.0
65,000	HCA, Inc., 5.875%, 02/01/2029	67,150	0.0
65,000	HCA, Inc., 5.900%, 06/01/2053	66,724	0.0
441,000	Hershey Co., 2.300%, 08/15/2026	418,409	0.0
1,028,000	Humana, Inc., 3.850%, 10/01/2024	1,015,500	0.1
500,000	Humana, Inc., 4.950%, 10/01/2044	474,048	0.0
588,000	Johnson & Johnson, 2.900%, 01/15/2028	563,026	0.1
588,000	Johnson & Johnson, 3.625%, 03/03/2037	541,372	0.1
500,000	Johnson & Johnson, 3.750%, 03/03/2047	440,563	0.0
588,000	Kellogg Co., 2.100%, 06/01/2030	505,274	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
500,000	Kellogg Co., 3.250%, 04/01/2026	$484,856	0.0
500,000	Keurig Dr Pepper, Inc., 0.750%, 03/15/2024	495,089	0.0
500,000	Keurig Dr Pepper, Inc., 2.250%, 03/15/2031	425,917	0.0
500,000	Keurig Dr Pepper, Inc., 3.350%, 03/15/2051	373,494	0.0
250,000	Keurig Dr Pepper, Inc., 3.400%, 11/15/2025	243,080	0.0
350,000	Keurig Dr Pepper, Inc., 4.500%, 11/15/2045	317,622	0.0
588,000	Kroger Co., 2.650%, 10/15/2026	555,969	0.1
250,000	Kroger Co., 4.450%, 02/01/2047	221,101	0.0
516,000	Kroger Co., 7.500%, 04/01/2031	592,252	0.1
250,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	230,982	0.0
500,000	McCormick & Co., Inc., 1.850%, 02/15/2031	409,329	0.0
588,000	McKesson Corp., 0.900%, 12/03/2025	545,393	0.1
250,000	Mead Johnson Nutrition Co., 4.600%, 06/01/2044	234,154	0.0
421,000	Medtronic, Inc., 4.375%, 03/15/2035	411,250	0.0
72,000	Medtronic, Inc., 4.625%, 03/15/2045	70,063	0.0
588,000	Merck & Co., Inc., 1.450%, 06/24/2030	491,634	0.0
500,000	Merck & Co., Inc., 1.700%, 06/10/2027	458,553	0.0
500,000	Merck & Co., Inc., 2.750%, 12/10/2051	343,978	0.0
250,000	Merck & Co., Inc., 3.700%, 02/10/2045	212,777	0.0
588,000	Merck & Co., Inc., 4.150%, 05/18/2043	540,988	0.1
500,000	Molson Coors Beverage Co., 5.000%, 05/01/2042	482,124	0.0
460,000	Mondelez International, Inc., 2.750%, 04/13/2030	415,758	0.0
500,000	Novartis Capital Corp., 2.200%, 08/14/2030	440,378	0.0
500,000	Novartis Capital Corp., 2.750%, 08/14/2050	361,932	0.0
500,000	Novartis Capital Corp., 3.100%, 05/17/2027	481,559	0.0
500,000 (3)	Novartis Capital Corp., 3.400%, 05/06/2024	496,820	0.0
588,000	PayPal Holdings, Inc., 1.650%, 06/01/2025	561,639	0.1
588,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	514,279	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,469,000	PepsiCo, Inc., 1.625%, 05/01/2030	$1,252,146	0.1
588,000	PepsiCo, Inc., 3.600%, 03/01/2024	586,234	0.1
588,000	Pfizer, Inc., 3.450%, 03/15/2029	566,938	0.1
588,000	Pfizer, Inc., 3.900%, 03/15/2039	520,574	0.1
500,000	Pfizer, Inc., 4.000%, 12/15/2036	472,374	0.0
588,000	Pfizer, Inc., 4.100%, 09/15/2038	541,309	0.1
500,000	Pfizer, Inc., 4.125%, 12/15/2046	445,352	0.0
588,000	Pfizer, Inc., 4.300%, 06/15/2043	540,269	0.1
500,000 (3)	Philip Morris International, Inc., 3.125%, 03/02/2028	472,854	0.0
250,000	Philip Morris International, Inc., 3.250%, 11/10/2024	245,840	0.0
500,000	Philip Morris International, Inc., 3.875%, 08/21/2042	409,997	0.0
441,000	Procter & Gamble Co., 1.000%, 04/23/2026	409,700	0.0
441,000	Procter & Gamble Co., 1.950%, 04/23/2031	381,875	0.0
441,000	Procter & Gamble Co., 2.800%, 03/25/2027	422,498	0.0
588,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	512,800	0.1
500,000	Reynolds American, Inc., 5.700%, 08/15/2035	494,128	0.0
734,000	Reynolds American, Inc., 6.150%, 09/15/2043	728,567	0.1
588,000	Sanofi, 3.625%, 06/19/2028	577,280	0.1
500,000	Stryker Corp., 3.500%, 03/15/2026	487,960	0.0
441,000	Tyson Foods, Inc., 3.550%, 06/02/2027	420,733	0.0
150,000	Unilever Capital Corp., 2.600%, 05/05/2024	148,482	0.0
500,000	Unilever Capital Corp., 3.250%, 03/07/2024	497,750	0.0
588,000	Unilever Capital Corp., 3.500%, 03/22/2028	570,813	0.1
588,000	UnitedHealth Group, Inc., 2.000%, 05/15/2030	508,424	0.1
588,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	445,592	0.0
500,000	UnitedHealth Group, Inc., 2.900%, 05/15/2050	350,216	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
500,000	UnitedHealth Group, Inc., 2.950%, 10/15/2027	$474,988	0.0
500,000	UnitedHealth Group, Inc., 3.100%, 03/15/2026	485,630	0.0
500,000	UnitedHealth Group, Inc., 3.125%, 05/15/2060	355,671	0.0
588,000	UnitedHealth Group, Inc., 3.850%, 06/15/2028	575,444	0.1
588,000	UnitedHealth Group, Inc., 4.250%, 04/15/2047	525,522	0.1
250,000	UnitedHealth Group, Inc., 4.625%, 07/15/2035	251,489	0.0
250,000	UnitedHealth Group, Inc., 4.750%, 07/15/2045	243,073	0.0
588,000	Zoetis, Inc., 2.000%, 05/15/2030	506,585	0.1
588,000	Zoetis, Inc., 3.000%, 05/15/2050	423,103	0.0
500,000	Zoetis, Inc., 4.500%, 11/13/2025	497,451	0.0
		73,184,203	4.6

	Energy: 2.1%
588,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 3.138%, 11/07/2029	547,425	0.1
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/2024	248,399	0.0
500,000	Boardwalk Pipelines L.P., 5.950%, 06/01/2026	507,042	0.0
500,000	BP Capital Markets America, Inc., 3.017%, 01/16/2027	479,270	0.0
250,000	BP Capital Markets America, Inc., 3.119%, 05/04/2026	241,941	0.0
500,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	362,340	0.0
588,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	576,225	0.1
250,000	Canadian Natural Resources Ltd., 3.800%, 04/15/2024	248,581	0.0
500,000	Chevron Corp., 2.895%, 03/03/2024	497,609	0.0
500,000	Chevron Corp., 2.954%, 05/16/2026	483,872	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
300,000	Chevron USA, Inc., 3.900%, 11/15/2024	$297,109	0.0
1,175,000	ConocoPhillips Co., 4.025%, 03/15/2062	954,293	0.1
129,000	ConocoPhillips Co., 4.150%, 11/15/2034	121,047	0.0
500,000	ConocoPhillips Co., 4.300%, 11/15/2044	447,149	0.0
66,000	Eastern Gas Transmission & Storage, Inc., 3.600%, 12/15/2024	64,898	0.0
500,000	Ecopetrol SA, 4.125%, 01/16/2025	488,750	0.0
250,000	Enbridge, Inc., 3.500%, 06/10/2024	247,538	0.0
250,000	Enbridge, Inc., 4.500%, 06/10/2044	214,402	0.0
500,000	Energy Transfer L.P., 4.950%, 01/15/2043	436,356	0.0
470,000	Energy Transfer L.P., 6.125%, 12/15/2045	474,432	0.0
1,063,000	Energy Transfer L.P., 6.500%, 02/01/2042	1,124,636	0.1
278,000	Enterprise Products Operating LLC, 3.200%, 02/15/2052	202,826	0.0
235,000	Enterprise Products Operating LLC, 3.700%, 02/15/2026	231,523	0.0
45,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	44,437	0.0
235,000	Enterprise Products Operating LLC, 3.950%, 02/15/2027	231,360	0.0
140,000	Enterprise Products Operating LLC, 4.450%, 02/15/2043	127,992	0.0
306,000	Enterprise Products Operating LLC, 4.850%, 03/15/2044	294,576	0.0
488,000	Enterprise Products Operating LLC, 4.900%, 05/15/2046	466,523	0.0
250,000	EOG Resources, Inc., 4.150%, 01/15/2026	247,796	0.0
588,000	Equinor ASA, 2.375%, 05/22/2030	525,440	0.1
500,000	Equinor ASA, 3.625%, 09/10/2028	487,692	0.0
500,000	Equinor ASA, 3.950%, 05/15/2043	440,641	0.0
500,000	Exxon Mobil Corp., 3.043%, 03/01/2026	485,834	0.0
500,000	Exxon Mobil Corp., 4.114%, 03/01/2046	446,418	0.0
500,000	Halliburton Co., 2.920%, 03/01/2030	449,812	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
31,000	Halliburton Co., 3.800%, 11/15/2025	$30,402	0.0
500,000	Halliburton Co., 4.750%, 08/01/2043	469,701	0.0
500,000	Halliburton Co., 4.850%, 11/15/2035	492,710	0.0
518,000	Hess Corp., 5.600%, 02/15/2041	544,787	0.1
400,000	Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	397,948	0.0
779,000	Kinder Morgan Energy Partners L.P., MTN, 6.950%, 01/15/2038	856,372	0.1
441,000	Kinder Morgan, Inc., 2.000%, 02/15/2031	366,300	0.0
500,000	Kinder Morgan, Inc., 4.300%, 06/01/2025	494,154	0.0
500,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	447,203	0.0
500,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	481,880	0.0
881,000	Magellan Midstream Partners L.P., 4.200%, 12/01/2042	691,352	0.1
500,000	Marathon Oil Corp., 5.200%, 06/01/2045	443,902	0.0
400,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	357,505	0.0
588,000	MPLX L.P., 4.000%, 03/15/2028	567,379	0.1
588,000	MPLX L.P., 4.875%, 12/01/2024	584,976	0.1
588,000	ONEOK Partners L.P., 6.200%, 09/15/2043	616,631	0.1
173,000	Petroleos Mexicanos, 6.700%, 02/16/2032	143,590	0.0
881,000	Phillips 66, 3.900%, 03/15/2028	857,294	0.1
250,000	Phillips 66, 4.650%, 11/15/2034	243,356	0.0
441,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	436,550	0.0
250,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/2044	209,691	0.0
881,000	Schlumberger Investment SA, 2.650%, 06/26/2030	791,765	0.1
611,000	Shell International Finance BV, 2.875%, 05/10/2026	589,326	0.1
588,000	Shell International Finance BV, 3.250%, 05/11/2025	576,990	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
500,000	Shell International Finance BV, 3.750%, 09/12/2046	$416,285	0.0
657,000	Shell International Finance BV, 4.125%, 05/11/2035	626,261	0.1
250,000	Shell International Finance BV, 4.375%, 05/11/2045	229,464	0.0
600,000	Spectra Energy Partners L.P., 4.500%, 03/15/2045	515,254	0.0
500,000	Suncor Energy, Inc., 3.750%, 03/04/2051	375,447	0.0
852,000	Suncor Energy, Inc., 6.500%, 06/15/2038	911,995	0.1
1,175,000	TransCanada PipeLines Ltd., 4.625%, 03/01/2034	1,113,604	0.1
588,000	TransCanada PipeLines Ltd., 7.625%, 01/15/2039	705,703	0.1
588,000	Valero Energy Corp., 6.625%, 06/15/2037	645,581	0.1
734,000	Williams Cos., Inc., 2.600%, 03/15/2031	627,979	0.1
400,000	Williams Cos., Inc., 4.000%, 09/15/2025	392,846	0.0
500,000	Williams Cos., Inc., 4.300%, 03/04/2024	498,810	0.0
500,000	Williams Cos., Inc., 5.100%, 09/15/2045	472,039	0.0
500,000	Williams Cos., Inc., 5.400%, 03/04/2044	485,953	0.0
		33,455,169	2.1

	Financial: 8.9%
588,000	Alexandria Real Estate Equities, Inc., 2.000%, 05/18/2032	472,105	0.0
588,000	Allstate Corp., 3.280%, 12/15/2026	567,623	0.1
70,000	American Express Co., 1.650%, 11/04/2026	64,354	0.0
110,000	American Express Co., 2.250%, 03/04/2025	106,493	0.0
110,000	American Express Co., 2.550%, 03/04/2027	103,098	0.0
106,000	American Express Co., 3.000%, 10/30/2024	104,231	0.0
55,000	American Express Co., 3.125%, 05/20/2026	53,073	0.0
103,000	American Express Co., 3.300%, 05/03/2027	98,538	0.0
40,000	American Express Co., 3.625%, 12/05/2024	39,364	0.0
140,000	American Express Co., 3.950%, 08/01/2025	137,774	0.0
65,000 (3)	American Express Co., 4.050%, 05/03/2029	64,381	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
65,000	American Express Co., 4.050%, 12/03/2042	$58,478	0.0
45,000	American Express Co., 4.200%, 11/06/2025	44,488	0.0
80,000 (2)	American Express Co., 4.420%, 08/03/2033	77,050	0.0
75,000	American Express Co., 4.900%, 02/13/2026	75,198	0.0
45,000 (2)	American Express Co., 4.989%, 05/26/2033	44,809	0.0
80,000 (2)	American Express Co., 4.990%, 05/01/2026	79,797	0.0
80,000 (2)	American Express Co., 5.043%, 05/01/2034	79,898	0.0
95,000 (2)	American Express Co., 5.282%, 07/27/2029	97,015	0.0
75,000 (2)	American Express Co., 5.389%, 07/28/2027	75,881	0.0
30,000 (2)	American Express Co., 5.625%, 07/28/2034	31,020	0.0
95,000	American Express Co., 5.850%, 11/05/2027	99,108	0.0
20,000	American Express Credit Corp., MTN, 3.300%, 05/03/2027	19,120	0.0
500,000	American Tower Corp., 1.600%, 04/15/2026	462,457	0.0
500,000	American Tower Corp., 2.700%, 04/15/2031	429,688	0.0
500,000	American Tower Corp., 3.375%, 10/15/2026	479,342	0.0
441,000	American Tower Corp., 3.550%, 07/15/2027	423,314	0.0
500,000	Aon Corp., 3.750%, 05/02/2029	478,796	0.0
588,000	Aon Global Ltd., 4.450%, 05/24/2043	486,807	0.1
500,000	Aon Global Ltd., 4.600%, 06/14/2044	449,582	0.0
500,000	Aon Global Ltd., 4.750%, 05/15/2045	458,150	0.0
500,000	AvalonBay Communities, Inc., MTN, 2.300%, 03/01/2030	436,309	0.0
400,000	Banco Santander SA, 3.800%, 02/23/2028	377,321	0.0
400,000	Banco Santander SA, 4.250%, 04/11/2027	387,805	0.0
400,000	Banco Santander SA, 5.179%, 11/19/2025	396,916	0.0
385,000 (2)	Bank of America Corp., 1.734%, 07/22/2027	352,861	0.0
250,000 (2)	Bank of America Corp., 2.299%, 07/21/2032	204,231	0.0
135,000 (2)	Bank of America Corp., 2.482%, 09/21/2036	106,995	0.0
220,000 (2)	Bank of America Corp., 2.572%, 10/20/2032	182,486	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
200,000 (2)	Bank of America Corp., 2.592%, 04/29/2031	$172,470	0.0
302,000 (2)	Bank of America Corp., 2.687%, 04/22/2032	255,115	0.0
135,000 (2)	Bank of America Corp., 2.972%, 07/21/2052	95,264	0.0
235,000 (2)	Bank of America Corp., 3.311%, 04/22/2042	184,199	0.0
135,000 (2)	Bank of America Corp., 3.366%, 01/23/2026	131,901	0.0
401,000 (2)	Bank of America Corp., 3.419%, 12/20/2028	377,996	0.0
135,000 (2)	Bank of America Corp., 3.705%, 04/24/2028	129,004	0.0
170,000 (2)	Bank of America Corp., 3.846%, 03/08/2037	149,374	0.0
85,000 (2)	Bank of America Corp., 3.946%, 01/23/2049	71,547	0.0
135,000 (2)	Bank of America Corp., 4.244%, 04/24/2038	122,001	0.0
150,000 (2)	Bank of America Corp., 4.376%, 04/27/2028	146,682	0.0
270,000 (2)	Bank of America Corp., 4.571%, 04/27/2033	257,490	0.0
200,000 (2)	Bank of America Corp., 5.080%, 01/20/2027	199,643	0.0
235,000 (2)	Bank of America Corp., 5.202%, 04/25/2029	236,604	0.0
333,000 (2)	Bank of America Corp., 5.288%, 04/25/2034	333,945	0.0
233,000 (2)	Bank of America Corp., 5.872%, 09/15/2034	244,041	0.0
100,000 (2)	Bank of America Corp., 5.933%, 09/15/2027	102,080	0.0
135,000 (2)	Bank of America Corp., 6.204%, 11/10/2028	140,908	0.0
168,000	Bank of America Corp., GMTN, 3.500%, 04/19/2026	163,535	0.0
135,000 (2)	Bank of America Corp., GMTN, 3.593%, 07/21/2028	128,128	0.0
170,000 (2)	Bank of America Corp., MTN, 1.197%, 10/24/2026	157,980	0.0
200,000 (2)	Bank of America Corp., MTN, 1.319%, 06/19/2026	188,347	0.0
135,000 (2)	Bank of America Corp., MTN, 1.530%, 12/06/2025	129,820	0.0
184,000 (2)	Bank of America Corp., MTN, 1.898%, 07/23/2031	150,619	0.0
170,000 (2)	Bank of America Corp., MTN, 1.922%, 10/24/2031	138,104	0.0
100,000 (2)	Bank of America Corp., MTN, 2.015%, 02/13/2026	96,119	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
200,000 (2)	Bank of America Corp., MTN, 2.087%, 06/14/2029	$176,372	0.0
135,000 (2)	Bank of America Corp., MTN, 2.456%, 10/22/2025	131,487	0.0
235,000 (2)	Bank of America Corp., MTN, 2.496%, 02/13/2031	201,925	0.0
150,000 (2)	Bank of America Corp., MTN, 2.551%, 02/04/2028	139,028	0.0
337,000 (2)	Bank of America Corp., MTN, 2.676%, 06/19/2041	241,140	0.0
65,000 (2)	Bank of America Corp., MTN, 2.831%, 10/24/2051	43,961	0.0
135,000 (2)	Bank of America Corp., MTN, 2.884%, 10/22/2030	119,885	0.0
250,000 (2)	Bank of America Corp., MTN, 2.972%, 02/04/2033	212,807	0.0
170,000 (2)	Bank of America Corp., MTN, 3.194%, 07/23/2030	154,286	0.0
170,000	Bank of America Corp., MTN, 3.248%, 10/21/2027	161,864	0.0
200,000 (2)	Bank of America Corp., MTN, 3.384%, 04/02/2026	194,631	0.0
200,000 (2)	Bank of America Corp., MTN, 3.559%, 04/23/2027	192,583	0.0
169,000 (2)	Bank of America Corp., MTN, 3.824%, 01/20/2028	162,482	0.0
120,000	Bank of America Corp., MTN, 3.875%, 08/01/2025	118,271	0.0
170,000 (2)	Bank of America Corp., MTN, 3.970%, 03/05/2029	162,516	0.0
200,000 (2)	Bank of America Corp., MTN, 3.974%, 02/07/2030	189,490	0.0
170,000	Bank of America Corp., MTN, 4.000%, 01/22/2025	167,837	0.0
100,000 (2)	Bank of America Corp., MTN, 4.078%, 04/23/2040	87,483	0.0
370,000 (2)	Bank of America Corp., MTN, 4.083%, 03/20/2051	311,584	0.0
133,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	130,656	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
200,000 (2)	Bank of America Corp., MTN, 4.271%, 07/23/2029	$193,254	0.0
185,000 (2)	Bank of America Corp., MTN, 4.330%, 03/15/2050	163,097	0.0
135,000 (2)	Bank of America Corp., MTN, 4.443%, 01/20/2048	121,519	0.0
135,000	Bank of America Corp., MTN, 4.450%, 03/03/2026	133,581	0.0
135,000 (2)	Bank of America Corp., MTN, 4.827%, 07/22/2026	134,039	0.0
35,000	Bank of America Corp., MTN, 4.875%, 04/01/2044	34,051	0.0
200,000 (2)	Bank of America Corp., MTN, 4.948%, 07/22/2028	200,063	0.0
135,000	Bank of America Corp., MTN, 5.000%, 01/21/2044	132,569	0.0
335,000 (2)	Bank of America Corp., MTN, 5.015%, 07/22/2033	331,544	0.0
100,000	Bank of America Corp., MTN, 5.875%, 02/07/2042	107,921	0.0
166,000	Bank of America Corp. L, L, 3.950%, 04/21/2025	163,339	0.0
135,000	Bank of America Corp. L, L, 4.183%, 11/25/2027	131,296	0.0
35,000	Bank of America Corp. L, L, 4.750%, 04/21/2045	31,997	0.0
118,000 (2)	Bank of America Corp. MtN, MtN, 3.093%, 10/01/2025	115,731	0.0
190,000 (2)	Bank of America Corp. N, 1.658%, 03/11/2027	175,842	0.0
134,000 (2)	Bank of America Corp. N, 2.651%, 03/11/2032	113,212	0.0
65,000 (2)	Bank of America Corp. N, 3.483%, 03/13/2052	50,048	0.0
588,000 (2)	Bank of Montreal, 3.803%, 12/15/2032	541,502	0.1
500,000	Bank of New York Mellon Corp., MTN, 0.500%, 04/26/2024	492,147	0.1
411,000	Bank of New York Mellon Corp., MTN, 3.000%, 10/30/2028	380,023	0.0
441,000	Bank of New York Mellon Corp., MTN, 3.250%, 05/16/2027	423,005	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
500,000 (2)	Bank of New York Mellon Corp., MTN, 3.442%, 02/07/2028	$481,369	0.0
500,000	Bank of Nova Scotia, 4.500%, 12/16/2025	492,190	0.1
588,000 (2)	Barclays PLC, 2.667%, 03/10/2032	485,350	0.0
441,000 (2)	Barclays PLC, 3.811%, 03/10/2042	330,441	0.0
441,000	Barclays PLC, 4.375%, 01/12/2026	435,090	0.0
588,000	Barclays PLC, 5.200%, 05/12/2026	584,539	0.1
250,000	Barclays PLC, 5.250%, 08/17/2045	244,891	0.0
588,000	Berkshire Hathaway Finance Corp., 4.200%, 08/15/2048	542,124	0.1
588,000	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	572,129	0.1
1,175,000	BlackRock, Inc., 1.900%, 01/28/2031	991,880	0.1
500,000	Blue Owl Capital Corp., 2.625%, 01/15/2027	451,008	0.0
588,000 (4)	BNP Paribas SA, 3.500%, 11/16/2027	555,264	0.1
588,000	Boston Properties L.P., 2.550%, 04/01/2032	468,675	0.0
500,000	Boston Properties L.P., 3.250%, 01/30/2031	429,424	0.0
588,000 (4)	BPCE SA, 3.250%, 01/11/2028	547,660	0.1
881,000 (3)	Brighthouse Financial, Inc., 5.625%, 05/15/2030	893,307	0.1
441,000	Brookfield Finance, Inc., 2.724%, 04/15/2031	372,803	0.0
30,000	Canadian Imperial Bank of Commerce, 0.950%, 10/23/2025	28,033	0.0
40,000 (3)	Canadian Imperial Bank of Commerce, 1.000%, 10/18/2024	38,682	0.0
45,000	Canadian Imperial Bank of Commerce, 1.250%, 06/22/2026	41,258	0.0
65,000	Canadian Imperial Bank of Commerce, 2.250%, 01/28/2025	62,991	0.0
85,000	Canadian Imperial Bank of Commerce, 3.300%, 04/07/2025	83,095	0.0
65,000	Canadian Imperial Bank of Commerce, 3.450%, 04/07/2027	62,445	0.0
65,000 (3)	Canadian Imperial Bank of Commerce, 3.600%, 04/07/2032	59,305	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
85,000	Canadian Imperial Bank of Commerce, 3.945%, 08/04/2025	$83,687	0.0
65,000	Canadian Imperial Bank of Commerce, 5.001%, 04/28/2028	65,433	0.0
80,000	Canadian Imperial Bank of Commerce, 5.144%, 04/28/2025	80,067	0.0
30,000	Canadian Imperial Bank of Commerce, 5.615%, 07/17/2026	30,613	0.0
55,000	Canadian Imperial Bank of Commerce, 5.926%, 10/02/2026	56,614	0.0
45,000	Canadian Imperial Bank of Commerce, 5.986%, 10/03/2028	47,110	0.0
70,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	74,742	0.0
210,000	Capital One Financial Corp., 3.200%, 02/05/2025	205,076	0.0
528,000	Capital One Financial Corp., 3.650%, 05/11/2027	503,670	0.1
370,000	Capital One Financial Corp., 3.750%, 07/28/2026	354,543	0.0
445,000	Capital One Financial Corp., 3.800%, 01/31/2028	422,856	0.0
290,000	Capital One Financial Corp., 4.200%, 10/29/2025	284,556	0.0
500,000	Charles Schwab Corp., 0.750%, 03/18/2024	494,925	0.1
588,000	Charles Schwab Corp., 3.200%, 01/25/2028	555,370	0.1
588,000	Chubb Corp., 6.000%, 05/11/2037	651,248	0.1
750,000	Chubb INA Holdings, Inc., 2.850%, 12/15/2051	545,048	0.1
381,000 (2)	Citigroup, Inc., 2.014%, 01/25/2026	366,280	0.0
513,000 (2)	Citigroup, Inc., 2.561%, 05/01/2032	428,202	0.0
718,000 (2)	Citigroup, Inc., 2.572%, 06/03/2031	613,695	0.1
435,000	Citigroup, Inc., 3.400%, 05/01/2026	419,958	0.0
513,000 (2)	Citigroup, Inc., 3.878%, 01/24/2039	443,026	0.0
766,000 (2)	Citigroup, Inc., 3.887%, 01/10/2028	741,143	0.1
513,000 (2)	Citigroup, Inc., 3.980%, 03/20/2030	487,264	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,000	Citigroup, Inc., 4.000%, 08/05/2024	$989	0.0
766,000	Citigroup, Inc., 4.125%, 07/25/2028	736,152	0.1
435,000	Citigroup, Inc., 4.300%, 11/20/2026	426,546	0.0
435,000	Citigroup, Inc., 4.400%, 06/10/2025	429,815	0.0
300,000	Citigroup, Inc., 4.450%, 09/29/2027	293,272	0.0
435,000	Citigroup, Inc., 4.600%, 03/09/2026	429,606	0.0
406,000	Citigroup, Inc., 5.300%, 05/06/2044	390,213	0.0
316,000	Citigroup, Inc., 8.125%, 07/15/2039	407,289	0.0
588,000 (3)	Citizens Financial Group, Inc., 3.250%, 04/30/2030	516,892	0.1
300,000	CNA Financial Corp., 4.500%, 03/01/2026	296,834	0.0
250,000	Comerica, Inc., 3.800%, 07/22/2026	235,236	0.0
500,000	Cooperatieve Rabobank UA, 3.750%, 07/21/2026	479,091	0.0
500,000	Corporate Office Properties L.P., 2.750%, 04/15/2031	404,779	0.0
500,000	Crown Castle, Inc., 1.050%, 07/15/2026	451,383	0.0
588,000	Crown Castle, Inc., 2.100%, 04/01/2031	479,243	0.0
500,000	Crown Castle, Inc., 2.900%, 04/01/2041	357,583	0.0
588,000 (2)	Deutsche Bank AG/ New York NY, 1.447%, 04/01/2025	581,008	0.1
588,000 (2)	Deutsche Bank AG/ New York NY, 3.961%, 11/26/2025	578,490	0.1
400,000	Deutsche Bank AG/ New York NY, 4.100%, 01/13/2026	389,113	0.0
400,000	Discover Bank, 4.250%, 03/13/2026	387,787	0.0
500,000	ERP Operating L.P., 4.500%, 07/01/2044	444,260	0.0
500,000	Federal Realty OP L.P., 3.500%, 06/01/2030	453,487	0.0
45,000 (2)	Fifth Third Bancorp, 1.707%, 11/01/2027	40,524	0.0
65,000	Fifth Third Bancorp, 2.375%, 01/28/2025	62,895	0.0
65,000	Fifth Third Bancorp, 2.550%, 05/05/2027	59,987	0.0
60,000	Fifth Third Bancorp, 3.950%, 03/14/2028	57,553	0.0
35,000 (2)	Fifth Third Bancorp, 4.055%, 04/25/2028	33,391	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
55,000 (2)	Fifth Third Bancorp, 4.337%, 04/25/2033	$51,165	0.0
90,000 (2)	Fifth Third Bancorp, 4.772%, 07/28/2030	87,958	0.0
42,000 (2)	Fifth Third Bancorp, 6.339%, 07/27/2029	43,747	0.0
90,000 (2)	Fifth Third Bancorp, 6.361%, 10/27/2028	93,435	0.0
90,000	Fifth Third Bancorp, 8.250%, 03/01/2038	106,583	0.0
441,000	Franklin Resources, Inc., 1.600%, 10/30/2030	359,988	0.0
828,000 (2)	Goldman Sachs Group, Inc., 1.431%, 03/09/2027	763,710	0.1
400,000 (2)	Goldman Sachs Group, Inc., 2.615%, 04/22/2032	335,903	0.0
473,000 (2)	Goldman Sachs Group, Inc., 2.640%, 02/24/2028	438,669	0.0
400,000 (2)	Goldman Sachs Group, Inc., 3.210%, 04/22/2042	306,538	0.0
400,000 (2)	Goldman Sachs Group, Inc., 3.436%, 02/24/2043	312,703	0.0
400,000	Goldman Sachs Group, Inc., 3.500%, 11/16/2026	385,318	0.0
400,000	Goldman Sachs Group, Inc., 3.750%, 05/22/2025	392,053	0.0
400,000	Goldman Sachs Group, Inc., 3.750%, 02/25/2026	390,916	0.0
400,000 (2)	Goldman Sachs Group, Inc., 3.814%, 04/23/2029	379,991	0.0
400,000	Goldman Sachs Group, Inc., 3.850%, 01/26/2027	389,181	0.0
1,890,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	2,082,228	0.1
588,000 (2)	HSBC Holdings PLC, 2.633%, 11/07/2025	573,480	0.1
588,000 (2)	HSBC Holdings PLC, 3.803%, 03/11/2025	585,670	0.1
441,000 (2)	HSBC Holdings PLC, 4.292%, 09/12/2026	432,118	0.0
300,000	HSBC Holdings PLC, 4.300%, 03/08/2026	295,094	0.0
500,000	HSBC Holdings PLC, 4.375%, 11/23/2026	488,706	0.1
500,000 (2)	HSBC Holdings PLC, 4.583%, 06/19/2029	485,222	0.0
500,000 (2)	HSBC Holdings PLC, 6.000%, 12/31/2199	478,780	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,998,000	HSBC Holdings PLC, 6.500%, 09/15/2037	$2,165,210	0.2
250,000	HSBC USA, Inc., 3.500%, 06/23/2024	247,769	0.0
695,000	ING Groep NV, 4.550%, 10/02/2028	686,120	0.1
588,000	Intercontinental Exchange, Inc., 1.850%, 09/15/2032	472,538	0.0
588,000	Jefferies Financial Group, Inc., 4.150%, 01/23/2030	552,950	0.1
881,000 (2)	JPMorgan Chase & Co., 1.764%, 11/19/2031	714,424	0.1
588,000 (2)	JPMorgan Chase & Co., 2.182%, 06/01/2028	538,065	0.1
881,000 (2)	JPMorgan Chase & Co., 2.525%, 11/19/2041	623,420	0.1
500,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	476,497	0.0
1,175,000 (2)	JPMorgan Chase & Co., 2.956%, 05/13/2031	1,033,088	0.1
688,000 (2)	JPMorgan Chase & Co., 3.109%, 04/22/2041	530,194	0.1
441,000	JPMorgan Chase & Co., 3.125%, 01/23/2025	432,058	0.0
441,000 (2)	JPMorgan Chase & Co., 3.220%, 03/01/2025	439,240	0.0
588,000 (2)	JPMorgan Chase & Co., 3.328%, 04/22/2052	439,639	0.0
588,000 (2)	JPMorgan Chase & Co., 3.509%, 01/23/2029	557,586	0.1
441,000 (2)	JPMorgan Chase & Co., 3.540%, 05/01/2028	421,131	0.0
588,000 (2)	JPMorgan Chase & Co., 3.782%, 02/01/2028	568,284	0.1
441,000 (2)	JPMorgan Chase & Co., 3.882%, 07/24/2038	390,694	0.0
588,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	576,673	0.1
588,000	JPMorgan Chase & Co., 4.250%, 10/01/2027	581,952	0.1
474,000 (2)	JPMorgan Chase & Co., 4.912%, 07/25/2033	468,820	0.0
1,395,000	JPMorgan Chase & Co., 5.500%, 10/15/2040	1,451,246	0.1
500,000	Kemper Corp., 4.350%, 02/15/2025	489,815	0.1
500,000	KeyBank NA/Cleveland OH, BKNT, 3.400%, 05/20/2026	469,000	0.0
500,000	Kilroy Realty L.P., 2.500%, 11/15/2032	379,171	0.0
400,000	Kilroy Realty L.P., 4.250%, 08/15/2029	367,258	0.0
250,000	Kilroy Realty L.P., 4.375%, 10/01/2025	243,287	0.0
881,000	Kimco Realty OP LLC, 2.700%, 10/01/2030	762,572	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
588,000	Korea Development Bank, 1.000%, 09/09/2026	$533,645	0.1
1,763,000	Landwirtschaftliche Rentenbank, 0.875%, 09/03/2030	1,436,711	0.1
441,000	Lincoln National Corp., 3.625%, 12/12/2026	429,182	0.0
588,000 (3)	Lincoln National Corp., 3.800%, 03/01/2028	565,257	0.1
500,000 (2)	Lloyds Banking Group PLC, 3.574%, 11/07/2028	470,306	0.0
588,000	Lloyds Banking Group PLC, 3.900%, 03/12/2024	585,681	0.1
500,000	Lloyds Banking Group PLC, 4.650%, 03/24/2026	490,653	0.1
250,000	Loews Corp., 3.750%, 04/01/2026	243,586	0.0
500,000 (2)	Manulife Financial Corp., 4.061%, 02/24/2032	471,358	0.0
500,000	Manulife Financial Corp., 4.150%, 03/04/2026	494,265	0.1
500,000	Manulife Financial Corp., 5.375%, 03/04/2046	507,225	0.1
588,000	Marsh & McLennan Cos., Inc., 2.250%, 11/15/2030	506,538	0.1
750,000	Marsh & McLennan Cos., Inc., 2.900%, 12/15/2051	507,351	0.1
400,000	Marsh & McLennan Cos., Inc., 3.500%, 03/10/2025	393,139	0.0
500,000	Mastercard, Inc., 2.950%, 03/15/2051	371,375	0.0
588,000	Mastercard, Inc., 3.500%, 02/26/2028	573,155	0.1
500,000	MetLife, Inc., 4.050%, 03/01/2045	432,129	0.0
400,000	MetLife, Inc., 4.125%, 08/13/2042	355,282	0.0
300,000	MetLife, Inc., 4.721%, 12/15/2044	283,640	0.0
561,000	MetLife, Inc., 5.000%, 07/15/2052	557,783	0.1
441,000 (4)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	425,010	0.0
588,000	Mid-America Apartments L.P., 1.700%, 02/15/2031	477,086	0.0
360,000	Mitsubishi UFJ Financial Group, Inc., 3.287%, 07/25/2027	343,607	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
360,000	Mitsubishi UFJ Financial Group, Inc., 3.677%, 02/22/2027	$349,177	0.0
535,000	Mitsubishi UFJ Financial Group, Inc., 3.741%, 03/07/2029	512,404	0.1
420,000	Mitsubishi UFJ Financial Group, Inc., 3.777%, 03/02/2025	413,089	0.0
465,000	Mitsubishi UFJ Financial Group, Inc., 3.961%, 03/02/2028	453,140	0.0
360,000	Mitsubishi UFJ Financial Group, Inc., 4.050%, 09/11/2028	352,451	0.0
180,000 (3)	Mitsubishi UFJ Financial Group, Inc., 4.153%, 03/07/2039	166,313	0.0
180,000	Mitsubishi UFJ Financial Group, Inc., 4.286%, 07/26/2038	169,458	0.0
1,395,000 (2)	Mizuho Financial Group, Inc., 4.254%, 09/11/2029	1,348,215	0.1
734,000 (2)	Morgan Stanley, 1.593%, 05/04/2027	676,582	0.1
500,000 (2)	Morgan Stanley, 3.217%, 04/22/2042	384,953	0.0
1,028,000 (2)	Morgan Stanley, 3.591%, 07/22/2028	981,974	0.1
441,000	Morgan Stanley, 3.625%, 01/20/2027	427,790	0.0
441,000	Morgan Stanley, 3.950%, 04/23/2027	428,348	0.0
588,000	Morgan Stanley, 5.000%, 11/24/2025	587,521	0.1
500,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	493,820	0.1
588,000 (2)	Morgan Stanley, GMTN, 3.772%, 01/24/2029	561,096	0.1
500,000	Morgan Stanley, GMTN, 3.875%, 01/27/2026	489,950	0.1
441,000	Morgan Stanley, GMTN, 4.000%, 07/23/2025	434,928	0.0
500,000	Morgan Stanley, GMTN, 4.350%, 09/08/2026	490,895	0.1
500,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	478,928	0.0
402,000 (2)	Morgan Stanley, MTN, 5.250%, 04/21/2034	402,148	0.0
441,000	Morgan Stanley F, F, 3.875%, 04/29/2024	438,732	0.0
500,000	National Australia Bank Ltd./New York, 2.500%, 07/12/2026	475,589	0.0
588,000 (2)	NatWest Group PLC, 3.073%, 05/22/2028	546,407	0.1
500,000	NatWest Group PLC, 4.800%, 04/05/2026	495,820	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
300,000	NNN REIT, Inc., 4.000%, 11/15/2025	$293,731	0.0
338,000 (2)	Northern Trust Corp., 3.375%, 05/08/2032	312,833	0.0
250,000	Northern Trust Corp., 3.950%, 10/30/2025	245,769	0.0
1,763,000 (3)	Oesterreichische Kontrollbank AG, GMTN, 0.500%, 02/02/2026	1,629,532	0.1
1,175,000 (4)	Ontario Teachers' Finance Trust, 1.625%, 09/12/2024	1,147,107	0.1
441,000 (3)	ORIX Corp., 2.250%, 03/09/2031	374,059	0.0
441,000	PNC Bank NA, 3.100%, 10/25/2027	413,862	0.0
500,000	PNC Bank NA, 3.250%, 01/22/2028	470,629	0.0
588,000 (2)	PNC Financial Services Group, Inc., 2.307%, 04/23/2032	491,994	0.1
881,000	Principal Financial Group, Inc., 2.125%, 06/15/2030	744,555	0.1
588,000	Private Export Funding Corp. KK, 3.550%, 01/15/2024	587,582	0.1
588,000	Private Export Funding Corp. NN, 3.250%, 06/15/2025	576,648	0.1
588,000	Progressive Corp., 4.000%, 03/01/2029	580,887	0.1
588,000	Prologis L.P., 1.750%, 07/01/2030	491,375	0.1
441,000	Prologis L.P., 3.250%, 10/01/2026	425,860	0.0
500,000 (2)	Prudential Financial, Inc., 5.375%, 05/15/2045	493,942	0.1
525,000	Prudential Financial, Inc., MTN, 3.878%, 03/27/2028	512,531	0.1
441,000	Public Storage Operating Co., 1.500%, 11/09/2026	405,263	0.0
500,000	Public Storage Operating Co., 1.850%, 05/01/2028	449,411	0.0
250,000	Public Storage Operating Co., 2.300%, 05/01/2031	214,999	0.0
250,000	Public Storage Operating Co., 3.094%, 09/15/2027	238,146	0.0
881,000	Realty Income Corp., 3.250%, 01/15/2031	800,898	0.1
400,000 (3)	Realty Income Corp., 3.875%, 07/15/2024	396,716	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
300,000	Realty Income Corp., 4.125%, 10/15/2026	$294,528	0.0
105,000	Royal Bank of Canada, 1.200%, 04/27/2026	97,041	0.0
90,000	Royal Bank of Canada, 3.375%, 04/14/2025	88,235	0.0
75,000	Royal Bank of Canada, 3.625%, 05/04/2027	72,529	0.0
65,000	Royal Bank of Canada, 3.875%, 05/04/2032	61,378	0.0
65,000	Royal Bank of Canada, GMTN, 0.750%, 10/07/2024	62,778	0.0
78,000	Royal Bank of Canada, GMTN, 0.875%, 01/20/2026	72,330	0.0
45,000	Royal Bank of Canada, GMTN, 1.150%, 07/14/2026	41,187	0.0
55,000 (3)	Royal Bank of Canada, GMTN, 1.400%, 11/02/2026	50,348	0.0
65,000	Royal Bank of Canada, GMTN, 1.600%, 01/21/2025	62,740	0.0
95,000 (3)	Royal Bank of Canada, GMTN, 2.250%, 11/01/2024	92,657	0.0
95,000	Royal Bank of Canada, GMTN, 2.300%, 11/03/2031	80,125	0.0
80,000	Royal Bank of Canada, GMTN, 4.240%, 08/03/2027	79,126	0.0
95,000	Royal Bank of Canada, GMTN, 4.650%, 01/27/2026	94,257	0.0
65,000	Royal Bank of Canada, GMTN, 4.875%, 01/12/2026	65,192	0.0
45,000	Royal Bank of Canada, GMTN, 4.900%, 01/12/2028	45,518	0.0
105,000	Royal Bank of Canada, GMTN, 5.000%, 02/01/2033	106,832	0.0
55,000 (3)	Royal Bank of Canada, GMTN, 5.000%, 05/02/2033	56,100	0.0
65,000	Royal Bank of Canada, GMTN, 5.200%, 07/20/2026	65,729	0.0
65,000	Royal Bank of Canada, GMTN, 5.200%, 08/01/2028	66,305	0.0
95,000	Royal Bank of Canada, MTN, 1.150%, 06/10/2025	90,104	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
75,000	Royal Bank of Canada, MTN, 5.660%, 10/25/2024	$75,214	0.0
85,000	Royal Bank of Canada, MTN, 6.000%, 11/01/2027	89,111	0.0
30,000	Royal Bank of Canada FXD, FXD, 2.050%, 01/21/2027	27,873	0.0
100,000	Royal Bank of Canada GMTn, GMTn, 4.950%, 04/25/2025	100,096	0.0
675,000	Simon Property Group L.P., 2.650%, 07/15/2030	597,754	0.1
500,000	Simon Property Group L.P., 3.375%, 06/15/2027	479,532	0.0
588,000	Simon Property Group L.P., 3.500%, 09/01/2025	574,731	0.1
500,000	Simon Property Group L.P., 4.250%, 10/01/2044	419,946	0.0
441,000 (2)	State Street Corp., 1.746%, 02/06/2026	423,932	0.0
441,000	State Street Corp., 2.200%, 03/03/2031	367,222	0.0
500,000	State Street Corp., 3.550%, 08/18/2025	490,891	0.1
175,000	Sumitomo Mitsui Financial Group, Inc., 2.142%, 09/23/2030	145,120	0.0
465,000	Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/2026	440,660	0.0
175,000	Sumitomo Mitsui Financial Group, Inc., 2.930%, 09/17/2041	131,592	0.0
310,000	Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	295,388	0.0
105,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 09/17/2029	95,552	0.0
155,000 (3)	Sumitomo Mitsui Financial Group, Inc., 3.352%, 10/18/2027	146,959	0.0
360,000	Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/2027	343,065	0.0
260,000 (3)	Sumitomo Mitsui Financial Group, Inc., 3.446%, 01/11/2027	250,060	0.0
155,000	Sumitomo Mitsui Financial Group, Inc., 3.544%, 01/17/2028	147,778	0.0
310,000	Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	302,273	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
155,000	Sumitomo Mitsui Financial Group, Inc., 3.944%, 07/19/2028	$149,358	0.0
135,000 (3)	Sumitomo Mitsui Financial Group, Inc., 4.306%, 10/16/2028	132,395	0.0
205,000	Sumitomo Mitsui Financial Group, Inc., 6.184%, 07/13/2043	228,306	0.0
300,000	Synchrony Financial, 4.250%, 08/15/2024	296,832	0.0
250,000	Synchrony Financial, 4.500%, 07/23/2025	244,378	0.0
500,000	Tanger Properties L.P., 3.125%, 09/01/2026	466,995	0.0
30,000	Toronto-Dominion Bank, 1.250%, 12/13/2024	28,888	0.0
95,000 (2)	Toronto-Dominion Bank, 3.625%, 09/15/2031	91,197	0.0
105,000	Toronto-Dominion Bank, 3.766%, 06/06/2025	103,363	0.0
95,000	Toronto-Dominion Bank, 4.108%, 06/08/2027	93,368	0.0
125,000	Toronto-Dominion Bank, 4.456%, 06/08/2032	121,519	0.0
45,000 (3)	Toronto-Dominion Bank, 5.103%, 01/09/2026	45,333	0.0
80,000	Toronto-Dominion Bank, 5.156%, 01/10/2028	81,265	0.0
40,000	Toronto-Dominion Bank, GMTN, 2.450%, 01/12/2032	33,540	0.0
65,000 (3)	Toronto-Dominion Bank, MTN, 0.750%, 09/11/2025	60,674	0.0
80,000	Toronto-Dominion Bank, MTN, 0.750%, 01/06/2026	73,924	0.0
65,000	Toronto-Dominion Bank, MTN, 1.150%, 06/12/2025	61,581	0.0
80,000	Toronto-Dominion Bank, MTN, 1.200%, 06/03/2026	73,475	0.0
90,000	Toronto-Dominion Bank, MTN, 1.250%, 09/10/2026	82,259	0.0
55,000	Toronto-Dominion Bank, MTN, 2.000%, 09/10/2031	45,774	0.0
70,000	Toronto-Dominion Bank, MTN, 2.800%, 03/10/2027	66,132	0.0
95,000	Toronto-Dominion Bank, MTN, 3.200%, 03/10/2032	84,198	0.0
95,000	Toronto-Dominion Bank, MTN, 4.693%, 09/15/2027	95,051	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
80,000	Toronto-Dominion Bank, MTN, 5.523%, 07/17/2028	$82,422	0.0
115,000	Toronto-Dominion Bank, MTN, 5.532%, 07/17/2026	117,240	0.0
50,000	Toronto-Dominion Bank FXD, FXD, 1.450%, 01/10/2025	48,213	0.0
46,000 (3)	Toronto-Dominion Bank FXD, FXD, 1.950%, 01/12/2027	42,519	0.0
881,000	Travelers Cos., Inc., 2.550%, 04/27/2050	580,347	0.1
441,000	Travelers Cos., Inc., 4.000%, 05/30/2047	380,829	0.0
500,000	Truist Bank, 3.300%, 05/15/2026	477,435	0.0
500,000	Truist Bank, 3.625%, 09/16/2025	483,540	0.0
400,000	Truist Bank, 3.800%, 10/30/2026	383,493	0.0
588,000	Truist Financial Corp., MTN, 1.125%, 08/03/2027	515,043	0.1
500,000 (2)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	457,937	0.0
441,000	Truist Financial Corp., MTN, 2.850%, 10/26/2024	431,860	0.0
441,000 (4)	UBS Group AG, 4.282%, 01/09/2028	427,499	0.0
1,175,000	US Bancorp, MTN, 1.375%, 07/22/2030	947,646	0.1
500,000 (2)	US Bancorp mtn, mtn, 2.215%, 01/27/2028	459,717	0.0
441,000	US Bancorp X, X, 3.150%, 04/27/2027	419,689	0.0
250,000	Ventas Realty L.P., 3.500%, 02/01/2025	244,424	0.0
500,000	Ventas Realty L.P., 3.750%, 05/01/2024	496,591	0.1
500,000	Ventas Realty L.P., 4.125%, 01/15/2026	487,856	0.1
588,000	Visa, Inc., 2.050%, 04/15/2030	517,074	0.1
588,000	Visa, Inc., 2.700%, 04/15/2040	454,427	0.0
441,000	Visa, Inc., 2.750%, 09/15/2027	420,255	0.0
500,000	Visa, Inc., 3.150%, 12/14/2025	488,113	0.1
500,000	Visa, Inc., 4.300%, 12/14/2045	466,704	0.0
55,000	Wachovia Corp., 5.500%, 08/01/2035	55,753	0.0
20,000 (2)	Wachovia Corp., 7.574%, 08/01/2026	21,126	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
205,000 (2)	Wells Fargo & Co., 2.188%, 04/30/2026	$196,576	0.0
235,000	Wells Fargo & Co., 3.000%, 04/22/2026	225,200	0.0
238,000	Wells Fargo & Co., 3.000%, 10/23/2026	226,060	0.0
237,000 (2)	Wells Fargo & Co., 3.068%, 04/30/2041	179,455	0.0
135,000	Wells Fargo & Co., 3.900%, 05/01/2045	111,771	0.0
30,000	Wells Fargo & Co., 5.375%, 02/07/2035	31,094	0.0
125,000	Wells Fargo & Co., 5.375%, 11/02/2043	121,904	0.0
256,000 (2)	Wells Fargo & Co., 5.389%, 04/24/2034	257,261	0.0
163,000	Wells Fargo & Co., 5.606%, 01/15/2044	162,552	0.0
35,000	Wells Fargo & Co., 5.950%, 12/01/2086	35,548	0.0
170,000	Wells Fargo & Co., GMTN, 4.300%, 07/22/2027	166,506	0.0
138,000	Wells Fargo & Co., GMTN, 4.900%, 11/17/2045	125,675	0.0
205,000 (2)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	197,394	0.0
220,000 (2)	Wells Fargo & Co., MTN, 2.393%, 06/02/2028	201,600	0.0
205,000 (2)	Wells Fargo & Co., MTN, 2.406%, 10/30/2025	199,468	0.0
205,000 (2)	Wells Fargo & Co., MTN, 2.572%, 02/11/2031	177,242	0.0
238,000 (2)	Wells Fargo & Co., MTN, 2.879%, 10/30/2030	211,739	0.0
170,000	Wells Fargo & Co., MTN, 3.000%, 02/19/2025	166,286	0.0
170,000 (2)	Wells Fargo & Co., MTN, 3.196%, 06/17/2027	162,583	0.0
270,000 (2)	Wells Fargo & Co., MTN, 3.350%, 03/02/2033	235,913	0.0
270,000 (2)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	257,712	0.0
170,000	Wells Fargo & Co., MTN, 3.550%, 09/29/2025	166,208	0.0
203,000 (2)	Wells Fargo & Co., MTN, 3.584%, 05/22/2028	193,498	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
185,000 (2)	Wells Fargo & Co., MTN, 3.908%, 04/25/2026	$181,450	0.0
165,000	Wells Fargo & Co., MTN, 4.100%, 06/03/2026	161,443	0.0
170,000	Wells Fargo & Co., MTN, 4.150%, 01/24/2029	165,366	0.0
135,000	Wells Fargo & Co., MTN, 4.400%, 06/14/2046	113,607	0.0
170,000 (2)	Wells Fargo & Co., MTN, 4.478%, 04/04/2031	164,369	0.0
135,000 (2)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	133,643	0.0
220,000 (2)	Wells Fargo & Co., MTN, 4.611%, 04/25/2053	198,041	0.0
135,000	Wells Fargo & Co., MTN, 4.650%, 11/04/2044	118,747	0.0
135,000	Wells Fargo & Co., MTN, 4.750%, 12/07/2046	119,122	0.0
205,000 (2)	Wells Fargo & Co., MTN, 4.808%, 07/25/2028	203,602	0.0
290,000 (2)	Wells Fargo & Co., MTN, 4.897%, 07/25/2033	282,675	0.0
375,000 (2)	Wells Fargo & Co., MTN, 5.013%, 04/04/2051	357,075	0.0
290,000 (2)	Wells Fargo & Co., MTN, 5.557%, 07/25/2034	295,403	0.0
147,000 (2)	Wells Fargo & Co., MTN, 5.574%, 07/25/2029	150,184	0.0
25,000	Wells Fargo & Co., MTN, 6.000%, 10/28/2025	25,086	0.0
20,000	Wells Fargo & Co. B, 7.950%, 11/15/2029	22,343	0.0
500,000	Welltower OP LLC, 2.800%, 06/01/2031	436,408	0.0
500,000	Welltower OP LLC, 4.000%, 06/01/2025	491,478	0.1
500,000	Western Union Co., 1.350%, 03/15/2026	459,066	0.0
80,000	Westpac Banking Corp., 1.019%, 11/18/2024	77,359	0.0
90,000	Westpac Banking Corp., 1.150%, 06/03/2026	82,997	0.0
80,000	Westpac Banking Corp., 1.953%, 11/20/2028	70,943	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
65,000	Westpac Banking Corp., 2.150%, 06/03/2031	$54,993	0.0
80,000	Westpac Banking Corp., 2.350%, 02/19/2025	77,858	0.0
45,000	Westpac Banking Corp., 2.650%, 01/16/2030	40,413	0.0
95,000 (2)	Westpac Banking Corp., 2.668%, 11/15/2035	77,367	0.0
65,000 (3)	Westpac Banking Corp., 2.700%, 08/19/2026	62,122	0.0
95,000	Westpac Banking Corp., 2.850%, 05/13/2026	91,272	0.0
95,000 (2)	Westpac Banking Corp., 2.894%, 02/04/2030	91,551	0.0
65,000	Westpac Banking Corp., 2.963%, 11/16/2040	45,114	0.0
80,000 (2)	Westpac Banking Corp., 3.020%, 11/18/2036	65,118	0.0
65,000	Westpac Banking Corp., 3.133%, 11/18/2041	45,593	0.0
65,000	Westpac Banking Corp., 3.350%, 03/08/2027	62,739	0.0
65,000	Westpac Banking Corp., 3.400%, 01/25/2028	62,069	0.0
45,000	Westpac Banking Corp., 3.735%, 08/26/2025	44,267	0.0
65,000 (3)	Westpac Banking Corp., 4.043%, 08/26/2027	64,392	0.0
80,000 (2)	Westpac Banking Corp., 4.110%, 07/24/2034	73,252	0.0
65,000	Westpac Banking Corp., 4.421%, 07/24/2039	56,846	0.0
80,000	Westpac Banking Corp., 5.350%, 10/18/2024	80,159	0.0
65,000 (2)	Westpac Banking Corp., 5.405%, 08/10/2033	64,717	0.0
80,000	Westpac Banking Corp., 5.457%, 11/18/2027	82,703	0.0
96,000 (2)	Westpac Banking Corp., GMTN, 4.322%, 11/23/2031	92,373	0.0
500,000	Zions Bancorp NA, 3.250%, 10/29/2029	409,214	0.0
		141,382,444	8.9

	Industrial: 2.3%
588,000 (3)	3M Co., 2.875%, 10/15/2027	553,769	0.1
441,000 (3)	3M Co., MTN, 2.250%, 09/19/2026	412,610	0.0
100,000 (3)	3M Co., MTN, 3.000%, 08/07/2025	96,975	0.0
200,000	3M Co., MTN, 3.875%, 06/15/2044	163,497	0.0
588,000 (3)	3M Co., MTN, 4.000%, 09/14/2048	503,346	0.1
500,000	Agilent Technologies, Inc., 2.300%, 03/12/2031	434,001	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
293,000	Boeing Co., 2.196%, 02/04/2026	$276,902	0.0
305,000 (3)	Boeing Co., 2.800%, 03/01/2027	287,148	0.0
350,000	Boeing Co., 3.600%, 05/01/2034	309,459	0.0
358,000	Boeing Co., 5.040%, 05/01/2027	361,316	0.0
1,068,000	Boeing Co., 5.150%, 05/01/2030	1,087,838	0.1
413,000	Boeing Co., 5.705%, 05/01/2040	427,441	0.0
500,000	Burlington Northern Santa Fe LLC, 2.875%, 06/15/2052	349,893	0.0
40,000	Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	30,429	0.0
500,000	Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	460,953	0.0
400,000	Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	395,342	0.0
441,000	Canadian Pacific Railway Co., 4.800%, 09/15/2035	433,713	0.0
441,000	Canadian Pacific Railway Co., 4.800%, 08/01/2045	414,675	0.0
200,000	Caterpillar Financial Services Corp., 2.400%, 08/09/2026	189,764	0.0
500,000	Caterpillar Financial Services Corp., MTN, 1.700%, 01/08/2027	462,309	0.0
500,000 (3)	Caterpillar, Inc., 1.900%, 03/12/2031	430,276	0.0
588,000	Caterpillar, Inc., 3.803%, 08/15/2042	516,540	0.1
588,000	Caterpillar, Inc., 4.300%, 05/15/2044	558,388	0.1
500,000	CSX Corp., 3.800%, 04/15/2050	409,022	0.0
500,000	CSX Corp., 4.100%, 03/15/2044	437,778	0.0
588,000	CSX Corp., 4.400%, 03/01/2043	536,759	0.1
1,175,000	Emerson Electric Co., 1.950%, 10/15/2030	1,013,408	0.1
441,000 (3)	FedEx Corp., 2.400%, 05/15/2031	379,831	0.0
500,000	FedEx Corp., 3.250%, 05/15/2041	387,040	0.0
588,000	FedEx Corp., 3.400%, 02/15/2028	564,169	0.1
200,000	FedEx Corp., 3.875%, 08/01/2042	166,289	0.0
500,000	FedEx Corp., 4.750%, 11/15/2045	461,579	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
500,000	GATX Corp., 1.900%, 06/01/2031	$397,705	0.0
536,000	GE Capital Funding LLC, 4.550%, 05/15/2032	524,922	0.1
500,000	General Dynamics Corp., 3.600%, 11/15/2042	422,065	0.0
1,528,000	Honeywell International, Inc., 3.812%, 11/21/2047	1,313,188	0.1
500,000	Illinois Tool Works, Inc., 3.500%, 03/01/2024	498,274	0.1
500,000	Illinois Tool Works, Inc., 3.900%, 09/01/2042	447,249	0.0
500,000	Jabil, Inc., 1.700%, 04/15/2026	463,439	0.0
500,000 (3)	John Deere Capital Corp., MTN, 1.500%, 03/06/2028	446,516	0.0
500,000	John Deere Capital Corp., MTN, 3.350%, 06/12/2024	495,187	0.0
588,000	John Deere Capital Corp., MTN, 3.450%, 03/07/2029	564,074	0.1
373,000 (2)	Johnson Controls International PLC, 3.625%, 07/02/2024	369,121	0.0
250,000	Johnson Controls International PLC, 4.625%, 07/02/2044	225,063	0.0
15,000	Johnson Controls International PLC, 5.125%, 09/14/2045	14,372	0.0
881,000	Lockheed Martin Corp., 2.800%, 06/15/2050	626,008	0.1
500,000	Lockheed Martin Corp., 4.500%, 05/15/2036	495,249	0.1
500,000	Lockheed Martin Corp., 4.700%, 05/15/2046	489,878	0.0
500,000	Masco Corp., 1.500%, 02/15/2028	437,860	0.0
500,000	Masco Corp., 2.000%, 02/15/2031	411,287	0.0
588,000	Norfolk Southern Corp., 3.950%, 10/01/2042	502,365	0.1
375,000	Norfolk Southern Corp., 4.800%, 08/15/2043	337,401	0.0
441,000	Northrop Grumman Corp., 2.930%, 01/15/2025	431,132	0.0
500,000	Northrop Grumman Corp., 3.850%, 04/15/2045	420,664	0.0
588,000	Northrop Grumman Corp., 4.030%, 10/15/2047	504,326	0.1
500,000	Otis Worldwide Corp., 2.293%, 04/05/2027	466,225	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
500,000	Otis Worldwide Corp., 3.112%, 02/15/2040	$400,199	0.0
200,000	Packaging Corp. of America, 3.650%, 09/15/2024	197,227	0.0
250,000	Parker-Hannifin Corp., MTN, 4.200%, 11/21/2034	240,043	0.0
588,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	541,484	0.1
500,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	454,679	0.0
500,000	Republic Services, Inc., 2.300%, 03/01/2030	439,921	0.0
500,000	RTX Corp., 3.030%, 03/15/2052	345,467	0.0
500,000	RTX Corp., 4.150%, 05/15/2045	427,987	0.0
588,000	RTX Corp., 4.625%, 11/16/2048	537,476	0.1
500,000	Ryder System, Inc., MTN, 1.750%, 09/01/2026	460,947	0.0
500,000	Ryder System, Inc., MTN, 2.900%, 12/01/2026	471,722	0.0
500,000	Stanley Black & Decker, Inc., 2.300%, 03/15/2030	425,477	0.0
252,000	Teledyne Technologies, Inc., 1.600%, 04/01/2026	233,709	0.0
250,000	Teledyne Technologies, Inc., 2.750%, 04/01/2031	217,649	0.0
500,000	Textron, Inc., 2.450%, 03/15/2031	426,282	0.0
500,000	Trane Technologies Financing Ltd., 4.500%, 03/21/2049	463,759	0.0
250,000	Trane Technologies Financing Ltd., 4.650%, 11/01/2044	232,542	0.0
500,000	Trane Technologies Luxembourg Finance SA, 3.800%, 03/21/2029	484,279	0.0
500,000	Union Pacific Corp., 2.750%, 03/01/2026	481,727	0.0
750,000	Union Pacific Corp., 2.950%, 03/10/2052	532,572	0.1
500,000	Union Pacific Corp., 2.973%, 09/16/2062	336,760	0.0
250,000	Union Pacific Corp., 3.375%, 02/01/2035	221,273	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/2024	248,961	0.0
250,000	Union Pacific Corp., 3.799%, 10/01/2051	209,529	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
441,000	Union Pacific Corp., 3.799%, 04/06/2071	$348,671	0.0
588,000	United Parcel Service, Inc., 2.800%, 11/15/2024	576,715	0.1
588,000	United Parcel Service, Inc., 3.050%, 11/15/2027	563,521	0.1
588,000	Vulcan Materials Co., 3.500%, 06/01/2030	547,327	0.1
588,000	Waste Management, Inc., 1.150%, 03/15/2028	517,239	0.1
441,000	Waste Management, Inc., 1.500%, 03/15/2031	360,642	0.0
500,000	Waste Management, Inc., 2.500%, 11/15/2050	332,716	0.0
		37,094,531	2.3

	Technology: 1.9%
500,000	Adobe, Inc., 2.150%, 02/01/2027	469,414	0.0
441,000	Apple, Inc., 1.200%, 02/08/2028	392,642	0.0
588,000	Apple, Inc., 1.650%, 05/11/2030	503,082	0.0
441,000	Apple, Inc., 2.375%, 02/08/2041	322,644	0.0
588,000	Apple, Inc., 2.650%, 05/11/2050	405,272	0.0
750,000	Apple, Inc., 2.650%, 02/08/2051	514,148	0.0
441,000	Apple, Inc., 3.000%, 02/09/2024	439,720	0.0
588,000	Apple, Inc., 3.200%, 05/13/2025	576,597	0.1
588,000	Apple, Inc., 3.250%, 02/23/2026	573,919	0.1
588,000	Apple, Inc., 3.350%, 02/09/2027	573,128	0.1
500,000	Apple, Inc., 3.450%, 05/06/2024	496,650	0.0
500,000	Apple, Inc., 3.450%, 02/09/2045	416,939	0.0
500,000	Apple, Inc., 4.450%, 05/06/2044	486,202	0.0
500,000	Applied Materials, Inc., 3.900%, 10/01/2025	493,312	0.0
250,000	Autodesk, Inc., 4.375%, 06/15/2025	247,925	0.0
588,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	574,101	0.1
618,000 (4)	Broadcom, Inc., 4.926%, 05/15/2037	598,463	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
209,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$214,000	0.0
43,000	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	56,554	0.0
500,000	Fidelity National Information Services, Inc., 1.150%, 03/01/2026	462,182	0.0
500,000	Fidelity National Information Services, Inc., 1.650%, 03/01/2028	446,140	0.0
500,000	Fidelity National Information Services, Inc., 2.250%, 03/01/2031	422,692	0.0
588,000	Fiserv, Inc., 2.250%, 06/01/2027	544,080	0.1
1,175,000	Fiserv, Inc., 2.650%, 06/01/2030	1,033,790	0.1
588,000	Hewlett Packard Enterprise Co., 1.450%, 04/01/2024	581,643	0.1
588,000	HP, Inc., 2.200%, 06/17/2025	563,292	0.1
588,000	Intel Corp., 2.450%, 11/15/2029	529,687	0.0
588,000	Intel Corp., 3.150%, 05/11/2027	565,466	0.1
500,000	Intel Corp., 3.250%, 11/15/2049	372,123	0.0
1,034,000	Intel Corp., 3.700%, 07/29/2025	1,017,966	0.1
272,000	Intel Corp., 3.734%, 12/08/2047	221,232	0.0
1,763,000	International Business Machines Corp., 1.950%, 05/15/2030	1,514,771	0.1
588,000	International Business Machines Corp., 2.850%, 05/15/2040	439,939	0.0
588,000	International Business Machines Corp., 3.450%, 02/19/2026	572,947	0.1
400,000	Lam Research Corp., 3.800%, 03/15/2025	395,094	0.0
441,000	Lam Research Corp., 4.000%, 03/15/2029	435,497	0.0
588,000	Microsoft Corp., 2.400%, 08/08/2026	560,579	0.1
1,322,000	Microsoft Corp., 2.525%, 06/01/2050	903,641	0.1
87,000	Microsoft Corp., 2.675%, 06/01/2060	58,162	0.0
588,000	Microsoft Corp., 2.921%, 03/17/2052	434,478	0.0
413,000	Microsoft Corp., 3.041%, 03/17/2062	298,373	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
500,000	Microsoft Corp., 3.125%, 11/03/2025	$488,424	0.0
881,000	Microsoft Corp., 3.300%, 02/06/2027	858,542	0.1
250,000	Microsoft Corp., 3.500%, 02/12/2035	237,105	0.0
588,000	NVIDIA Corp., 2.850%, 04/01/2030	544,020	0.0
588,000	NVIDIA Corp., 3.500%, 04/01/2040	509,994	0.0
500,000	NVIDIA Corp., 3.500%, 04/01/2050	417,627	0.0
441,000	Oracle Corp., 1.650%, 03/25/2026	411,502	0.0
500,000	Oracle Corp., 2.875%, 03/25/2031	443,161	0.0
588,000	Oracle Corp., 2.950%, 11/15/2024	575,088	0.1
441,000	Oracle Corp., 2.950%, 05/15/2025	428,321	0.0
588,000	Oracle Corp., 3.250%, 11/15/2027	558,545	0.1
500,000	Oracle Corp., 3.400%, 07/08/2024	494,291	0.0
500,000	Oracle Corp., 3.650%, 03/25/2041	397,123	0.0
400,000	Oracle Corp., 3.850%, 07/15/2036	348,885	0.0
441,000	Oracle Corp., 3.900%, 05/15/2035	393,663	0.0
500,000	Oracle Corp., 3.950%, 03/25/2051	392,280	0.0
441,000	Oracle Corp., 4.125%, 05/15/2045	360,558	0.0
180,000	Oracle Corp., 4.300%, 07/08/2034	168,244	0.0
881,000	Oracle Corp., 5.375%, 07/15/2040	867,158	0.1
500,000	QUALCOMM, Inc., 2.150%, 05/20/2030	440,788	0.0
499,000	QUALCOMM, Inc., 4.650%, 05/20/2035	510,908	0.0
350,000	QUALCOMM, Inc., 4.800%, 05/20/2045	347,400	0.0
		30,922,113	1.9

	Utilities: 2.4%
250,000	Ameren Illinois Co., 4.300%, 07/01/2044	217,288	0.0
500,000	Appalachian Power Co., 4.400%, 05/15/2044	418,038	0.0
441,000	Appalachian Power Co., 4.450%, 06/01/2045	373,984	0.0
486,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	410,982	0.0
441,000	Arizona Public Service Co., 2.950%, 09/15/2027	417,387	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
400,000	Arizona Public Service Co., 3.350%, 06/15/2024	$395,537	0.0
588,000	Arizona Public Service Co., 3.350%, 05/15/2050	418,201	0.0
500,000	Atlantic City Electric Co., 2.300%, 03/15/2031	422,173	0.0
500,000	Atmos Energy Corp., 4.125%, 10/15/2044	443,744	0.0
500,000	Atmos Energy Corp., 4.125%, 03/15/2049	431,757	0.0
500,000	Baltimore Gas and Electric Co., 3.500%, 08/15/2046	383,450	0.0
588,000	Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	638,301	0.1
441,000	CenterPoint Energy Houston Electric LLC AA, 3.000%, 02/01/2027	419,943	0.0
441,000	CenterPoint Energy Houston Electric LLC AF, 3.350%, 04/01/2051	335,458	0.0
20,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	20,540	0.0
250,000	CMS Energy Corp., 3.875%, 03/01/2024	249,178	0.0
250,000	CMS Energy Corp., 4.875%, 03/01/2044	238,415	0.0
500,000	Commonwealth Edison Co. 130, 3.125%, 03/15/2051	354,624	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/2044	448,745	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/2045	446,472	0.0
400,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	360,191	0.0
200,000	Consolidated Edison Co. of New York, Inc. C, 4.300%, 12/01/2056	166,854	0.0
500,000	Consumers Energy Co., 3.950%, 07/15/2047	422,556	0.0
25,000	Dominion Energy South Carolina, Inc., 4.600%, 06/15/2043	22,855	0.0
30,000	Dominion Energy South Carolina, Inc., 5.100%, 06/01/2065	28,396	0.0
20,000	Dominion Energy South Carolina, Inc., 5.300%, 05/15/2033	20,653	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
20,000	Dominion Energy South Carolina, Inc., 5.450%, 02/01/2041	$20,356	0.0
35,000	Dominion Energy South Carolina, Inc., 6.050%, 01/15/2038	37,978	0.0
20,000	Dominion Energy South Carolina, Inc., 6.625%, 02/01/2032	22,645	0.0
25,000	Dominion Energy South Carolina, Inc. A, 2.300%, 12/01/2031	20,869	0.0
45,000	Dominion Energy, Inc., 3.900%, 10/01/2025	44,162	0.0
30,000	Dominion Energy, Inc., 4.250%, 06/01/2028	29,425	0.0
30,000	Dominion Energy, Inc., 4.700%, 12/01/2044	26,600	0.0
55,000	Dominion Energy, Inc., 5.375%, 11/15/2032	56,518	0.0
45,000 (2)	Dominion Energy, Inc., 5.750%, 10/01/2054	44,422	0.0
25,000	Dominion Energy, Inc., 7.000%, 06/15/2038	28,258	0.0
36,000	Dominion Energy, Inc. A, 1.450%, 04/15/2026	33,386	0.0
25,000	Dominion Energy, Inc. A, 3.300%, 03/15/2025	24,424	0.0
25,000	Dominion Energy, Inc. A, 4.350%, 08/15/2032	24,154	0.0
25,000	Dominion Energy, Inc. A, 4.600%, 03/15/2049	22,107	0.0
31,000	Dominion Energy, Inc. B, 3.300%, 04/15/2041	23,751	0.0
20,000	Dominion Energy, Inc. B, 3.600%, 03/15/2027	19,228	0.0
40,000	Dominion Energy, Inc. B, 4.850%, 08/15/2052	36,848	0.0
30,000	Dominion Energy, Inc. B, 5.950%, 06/15/2035	31,651	0.0
55,000	Dominion Energy, Inc. C, 2.250%, 08/15/2031	45,590	0.0
95,000	Dominion Energy, Inc. C, 3.375%, 04/01/2030	87,518	0.0
20,000	Dominion Energy, Inc. C, 4.050%, 09/15/2042	16,353	0.0
30,000	Dominion Energy, Inc. C, 4.900%, 08/01/2041	27,815	0.0
25,000	Dominion Energy, Inc. D, 2.850%, 08/15/2026	23,576	0.0
20,000	Dominion Energy, Inc. E, 6.300%, 03/15/2033	21,502	0.0
30,000	Dominion Energy, Inc. F, 5.250%, 08/01/2033	30,340	0.0
250,000	DTE Electric Co., 4.300%, 07/01/2044	224,286	0.0
588,000	DTE Energy Co. F, 1.050%, 06/01/2025	554,563	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
441,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	$382,979	0.0
441,000	Duke Energy Carolinas LLC, 3.450%, 04/15/2051	334,021	0.0
588,000	Duke Energy Corp., 2.450%, 06/01/2030	513,022	0.1
500,000	Duke Energy Corp., 3.750%, 09/01/2046	386,601	0.0
500,000	Duke Energy Corp., 4.800%, 12/15/2045	456,838	0.0
588,000	Duke Energy Florida LLC, 3.800%, 07/15/2028	571,249	0.1
150,000	Duke Energy Progress LLC, 4.150%, 12/01/2044	128,042	0.0
441,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	378,047	0.0
134,000	Eastern Energy Gas Holdings LLC, 3.600%, 12/15/2024	131,847	0.0
500,000	Enel Generacion Chile SA, 4.250%, 04/15/2024	497,918	0.1
500,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	362,773	0.0
500,000	Entergy Corp., 2.400%, 06/15/2031	418,833	0.0
500,000	Entergy Louisiana LLC, 2.350%, 06/15/2032	416,221	0.0
500,000	Essential Utilities, Inc., 2.400%, 05/01/2031	417,860	0.0
20,000	Evergy Kansas Central, Inc., 2.550%, 07/01/2026	18,957	0.0
20,000	Evergy Kansas Central, Inc., 3.100%, 04/01/2027	19,017	0.0
20,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	14,164	0.0
30,000	Evergy Kansas Central, Inc., 3.450%, 04/15/2050	21,949	0.0
25,000	Evergy Kansas Central, Inc., 4.100%, 04/01/2043	21,117	0.0
33,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	28,452	0.0
20,000	Evergy Kansas Central, Inc., 4.250%, 12/01/2045	17,051	0.0
25,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	26,175	0.0
20,000	Evergy Metro, Inc., 3.650%, 08/15/2025	19,572	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
20,000	Evergy Metro, Inc., 4.200%, 06/15/2047	$16,916	0.0
20,000	Evergy Metro, Inc., 4.200%, 03/15/2048	16,875	0.0
20,000	Evergy Metro, Inc., 4.950%, 04/15/2033	20,007	0.0
25,000	Evergy Metro, Inc., 5.300%, 10/01/2041	24,828	0.0
25,000	Evergy Metro, Inc. 2019, 4.125%, 04/01/2049	20,638	0.0
25,000	Evergy Metro, Inc. 2020, 2.250%, 06/01/2030	21,346	0.0
50,000	Evergy, Inc., 2.900%, 09/15/2029	45,275	0.0
588,000	Exelon Corp., 4.950%, 06/15/2035	567,804	0.1
441,000	Exelon Corp., 5.100%, 06/15/2045	420,197	0.0
500,000	Florida Power & Light Co., 3.250%, 06/01/2024	495,465	0.1
441,000	Florida Power & Light Co., 3.800%, 12/15/2042	382,165	0.0
881,000	Florida Power & Light Co., 4.050%, 06/01/2042	782,298	0.1
500,000	Georgia Power Co. A, 3.250%, 03/15/2051	362,277	0.0
500,000	Indiana Michigan Power Co. K, 4.550%, 03/15/2046	448,412	0.0
588,000 (4)	Israel Electric Corp. Ltd., GMTN, 4.250%, 08/14/2028	550,847	0.1
588,000	ITC Holdings Corp., 3.350%, 11/15/2027	558,322	0.1
250,000	ITC Holdings Corp., 3.650%, 06/15/2024	247,146	0.0
33,000	Kentucky Utilities Co., 3.300%, 06/01/2050	24,188	0.0
35,000	Kentucky Utilities Co., 4.375%, 10/01/2045	30,315	0.0
49,000	Kentucky Utilities Co., 5.125%, 11/01/2040	47,733	0.0
25,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	25,987	0.0
25,000	Louisville Gas and Electric Co., 4.250%, 04/01/2049	21,273	0.0
20,000	Louisville Gas and Electric Co. 25, 3.300%, 10/01/2025	19,527	0.0
25,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	26,058	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
500,000	MidAmerican Energy Co., 3.100%, 05/01/2027	$479,010	0.1
500,000	MidAmerican Energy Co., 3.950%, 08/01/2047	419,628	0.0
1,175,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	1,003,987	0.1
500,000	National Fuel Gas Co., 2.950%, 03/01/2031	419,305	0.0
588,000	National Fuel Gas Co., 5.200%, 07/15/2025	585,676	0.1
500,000	National Fuel Gas Co., 5.500%, 01/15/2026	500,979	0.1
588,000 (2)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	565,481	0.1
500,000	Northern States Power Co., 4.125%, 05/15/2044	433,943	0.0
20,000	Ohio Edison Co., 6.875%, 07/15/2036	22,555	0.0
250,000	Oklahoma Gas and Electric Co., 4.000%, 12/15/2044	199,214	0.0
250,000	Oklahoma Gas and Electric Co., 4.550%, 03/15/2044	216,443	0.0
500,000	Pacific Gas and Electric Co., 2.100%, 08/01/2027	450,983	0.0
881,000	Pacific Gas and Electric Co., 2.500%, 02/01/2031	727,588	0.1
500,000	Pacific Gas and Electric Co., 3.250%, 06/01/2031	433,484	0.0
881,000	Pacific Gas and Electric Co., 3.300%, 08/01/2040	646,238	0.1
500,000	Pacific Gas and Electric Co., 4.200%, 06/01/2041	400,950	0.0
588,000	PacifiCorp, 4.150%, 02/15/2050	477,338	0.1
441,000	PECO Energy Co., 4.150%, 10/01/2044	383,642	0.0
250,000	Piedmont Natural Gas Co., Inc., 4.100%, 09/18/2034	224,989	0.0
40,000	PPL Capital Funding, Inc., 3.100%, 05/15/2026	38,361	0.0
25,000	PPL Capital Funding, Inc., 4.125%, 04/15/2030	23,840	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
25,000	PPL Electric Utilities Corp., 3.000%, 10/01/2049	$17,937	0.0
30,000	PPL Electric Utilities Corp., 3.950%, 06/01/2047	25,455	0.0
20,000	PPL Electric Utilities Corp., 4.125%, 06/15/2044	17,400	0.0
20,000	PPL Electric Utilities Corp., 4.150%, 10/01/2045	17,410	0.0
25,000	PPL Electric Utilities Corp., 4.150%, 06/15/2048	22,059	0.0
20,000	PPL Electric Utilities Corp., 4.750%, 07/15/2043	18,759	0.0
40,000	PPL Electric Utilities Corp., 5.000%, 05/15/2033	40,920	0.0
45,000	PPL Electric Utilities Corp., 5.250%, 05/15/2053	46,471	0.0
20,000	PPL Electric Utilities Corp., 6.250%, 05/15/2039	22,379	0.0
588,000	Public Service Co. of Colorado, 3.700%, 06/15/2028	565,786	0.1
500,000	Public Service Co. of Colorado, 4.100%, 06/15/2048	408,034	0.0
500,000	Public Service Co. of Colorado 35, 1.900%, 01/15/2031	415,639	0.0
441,000	Public Service Electric and Gas Co., MTN, 3.800%, 01/01/2043	369,441	0.0
250,000	Public Service Electric and Gas Co. I, I, 4.000%, 06/01/2044	209,513	0.0
441,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	420,323	0.0
526,791	Southaven Combined Cycle Generation LLC, 3.846%, 08/15/2033	495,458	0.1
441,000	Southern California Edison Co., 4.000%, 04/01/2047	360,439	0.0
500,000	Southern California Edison Co., 4.650%, 10/01/2043	457,363	0.1
500,000	Southern California Edison Co. 13-A, 3.900%, 03/15/2043	410,221	0.0
500,000	Southern California Gas Co. VV, 4.300%, 01/15/2049	425,446	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
500,000	Southern Co. 21-B, 1.750%, 03/15/2028	$445,038	0.0
588,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	500,588	0.1
588,000	Southern Co. Gas Capital Corp. 20-A, 1.750%, 01/15/2031	481,350	0.1
500,000	Southern Power Co., 4.150%, 12/01/2025	492,821	0.1
500,000	Tampa Electric Co., 2.400%, 03/15/2031	422,569	0.0
250,000	Tampa Electric Co., 3.450%, 03/15/2051	182,198	0.0
20,000	Toledo Edison Co., 6.150%, 05/15/2037	21,654	0.0
250,000	Union Electric Co., 3.500%, 04/15/2024	248,437	0.0
300,000	Union Electric Co., 3.900%, 09/15/2042	251,763	0.0
30,000	Virginia Electric and Power Co., 2.300%, 11/15/2031	25,231	0.0
40,000	Virginia Electric and Power Co., 2.400%, 03/30/2032	33,690	0.0
55,000	Virginia Electric and Power Co., 2.450%, 12/15/2050	33,827	0.0
55,000	Virginia Electric and Power Co., 2.950%, 11/15/2051	37,483	0.0
35,000	Virginia Electric and Power Co., 3.300%, 12/01/2049	25,725	0.0
30,000	Virginia Electric and Power Co., 4.000%, 01/15/2043	25,661	0.0
40,000	Virginia Electric and Power Co., 4.450%, 02/15/2044	35,747	0.0
40,000	Virginia Electric and Power Co., 4.600%, 12/01/2048	36,206	0.0
45,000	Virginia Electric and Power Co., 5.000%, 04/01/2033	45,549	0.0
25,000	Virginia Electric and Power Co., 5.300%, 08/15/2033	25,774	0.0
45,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	46,420	0.0
40,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	42,464	0.0
30,000	Virginia Electric and Power Co., 6.350%, 11/30/2037	33,178	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
45,000	Virginia Electric and Power Co., 8.875%, 11/15/2038	$61,446	0.0
30,000	Virginia Electric and Power Co. A, 2.875%, 07/15/2029	27,599	0.0
20,000	Virginia Electric and Power Co. A, 3.100%, 05/15/2025	19,515	0.0
45,000	Virginia Electric and Power Co. A, 3.150%, 01/15/2026	43,637	0.0
45,000	Virginia Electric and Power Co. A, 3.500%, 03/15/2027	43,526	0.0
45,000	Virginia Electric and Power Co. A, 3.800%, 04/01/2028	43,682	0.0
36,000	Virginia Electric and Power Co. A, 6.000%, 05/15/2037	38,769	0.0
25,000	Virginia Electric and Power Co. B, 2.950%, 11/15/2026	23,882	0.0
40,000	Virginia Electric and Power Co. B, 3.750%, 05/15/2027	39,076	0.0
35,000	Virginia Electric and Power Co. B, 3.800%, 09/15/2047	27,975	0.0
20,000	Virginia Electric and Power Co. B, 4.200%, 05/15/2045	17,123	0.0
35,000	Virginia Electric and Power Co. B, 6.000%, 01/15/2036	37,646	0.0
30,000	Virginia Electric and Power Co. C, 4.000%, 11/15/2046	24,903	0.0
40,000	Virginia Electric and Power Co. C, 4.625%, 05/15/2052	36,086	0.0
35,000	Virginia Electric and Power Co. D, 4.650%, 08/15/2043	32,111	0.0
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/2044	210,740	0.0
500,000	Wisconsin Power and Light Co., 4.100%, 10/15/2044	408,255	0.0
		38,892,082	2.4
	Total Corporate Bonds/ Notes (Cost $465,453,479)	429,317,507	26.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
2,937,743	BANK 2021-BN33 A5, 2.556%, 05/15/2064	2,489,037	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
470,039 (2)	BANK 2022-BNK39 A4, 2.928%, 02/15/2055	$405,731	0.0
1,733,268 (2)	BANK 2022-BNK41 A4, 3.790%, 04/15/2065	1,593,130	0.1
1,468,871	Bank of America Merrill Lynch Commercial Mortgage Trust 2017- BNK3 AS, 3.748%, 02/15/2050	1,371,443	0.1
2,350,194	Benchmark Mortgage Trust 2018-B3 A5, 4.025%, 04/10/2051	2,229,174	0.1
648,066	Benchmark Mortgage Trust 2019-B10 A4, 3.717%, 03/15/2062	605,538	0.0
2,937,743	Benchmark Mortgage Trust 2020-B21 A5, 1.978%, 12/17/2053	2,389,173	0.2
881,323	Benchmark Mortgage Trust 2021-B28 A5, 2.224%, 08/15/2054	722,858	0.1
3,819,066	Benchmark Mortgage Trust 2022-B35 A5, 4.444%, 05/15/2055	3,536,135	0.2
1,280,263 (2)(4)	BX Trust 2022-PSB A, 7.813%, (TSFR1M + 2.451%), 08/15/2039	1,285,247	0.1
243,985	Citigroup Commercial Mortgage Trust 2014- GC19 A4, 4.023%, 03/11/2047	243,561	0.0
18,833 (2)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	18,644	0.0
1,056,290	Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	1,018,836	0.1
1,705,440	JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	1,625,935	0.1
1,028,210	JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	853,660	0.1
660,057 (2)(4)	LAQ Mortgage Trust 2023-LAQ A, 7.453%, (TSFR1M + 2.091%), 03/15/2036	656,306	0.0
587,549 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 C, 4.200%, 04/15/2048	512,930	0.0
2,937,743	Morgan Stanley Capital I Trust 2021-L5 A4, 2.728%, 05/15/2054	2,521,661	0.2
588,000 (2)(4)	MSCG Trust 2015- ALDR A2, 3.462%, 06/07/2035	535,176	0.0
587,549 (2)	UBS Commercial Mortgage Trust 2018- C9 A4, 4.117%, 03/15/2051	552,039	0.0

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
947,082	Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	$917,074	0.1
529,000	Wells Fargo Commercial Mortgage Trust 2021-C59 A5, 2.626%, 04/15/2054	448,104	0.0
	Total Commercial Mortgage-Backed Securities (Cost $30,340,427)	26,531,392	1.7

SOVEREIGN BONDS: 1.6%
300,000	Asian Development Bank, GMTN, 2.125%, 03/19/2025	290,958	0.0
656,932	Chile Government International Bond, 4.950%, 01/05/2036	650,363	0.1
441,000	European Investment Bank, 0.625%, 07/25/2025	415,544	0.0
500,000	Export-Import Bank of Korea, 3.250%, 08/12/2026	481,345	0.0
588,000	Export-Import Bank of Korea, 4.000%, 01/14/2024	587,383	0.0
588,000 (3)	Indonesia Government International Bond, 1.850%, 03/12/2031	490,915	0.0
588,000	Indonesia Government International Bond, 4.350%, 01/11/2048	546,840	0.0
588,000 (3)	Indonesia Government International Bond, 4.850%, 01/11/2033	602,057	0.1
1,410,000	Inter-American Development Bank, 0.625%, 07/15/2025	1,328,886	0.1
588,000 (3)	Inter-American Development Bank, 3.200%, 08/07/2042	492,260	0.0
500,000	Korea International Bond, 4.125%, 06/10/2044	465,832	0.0
881,000	Mexico Government International Bond, 2.659%, 05/24/2031	746,097	0.1
2,938,000	Mexico Government International Bond, MTN, 4.750%, 03/08/2044	2,530,812	0.2
588,000	Panama Government International Bond, 3.870%, 07/23/2060	353,443	0.0
2,350,000	Peruvian Government International Bond, 6.550%, 03/14/2037	2,623,187	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
2,350,000	Philippine Government International Bond, 6.375%, 01/15/2032	$2,626,859	0.2
2,938,000	Province of Alberta Canada, 2.950%, 01/23/2024	2,933,651	0.2
1,763,000	Province of British Columbia Canada, 2.250%, 06/02/2026	1,680,869	0.1
1,763,000	Province of Ontario Canada, 1.050%, 04/14/2026	1,637,291	0.1
1,763,000	Province of Ontario Canada, 1.125%, 10/07/2030	1,445,077	0.1
1,410,000	Republic of Italy Government International Bond, 1.250%, 02/17/2026	1,304,570	0.1
588,000	Republic of Poland Government International Bond, 3.250%, 04/06/2026	570,216	0.0
	Total Sovereign Bonds (Cost $26,988,654)	24,804,455	1.6

MUNICIPAL BONDS: 0.9%
	California: 0.2%
2,545,000	State of California, 7.550%, 04/01/2039	3,219,614	0.2

	Connecticut: 0.1%
2,195,000	State of Connecticut A, 5.850%, 03/15/2032	2,345,811	0.1

	New Jersey: 0.2%
2,012,000	New Jersey Turnpike Authority A, 7.102%, 01/01/2041	2,436,953	0.2

	New York: 0.2%
2,055,000	Metropolitan Transportation Authority E, 6.814%, 11/15/2040	2,282,827	0.1
1,370,000	Port Authority of New York & New Jersey, 4.926%, 10/01/2051	1,382,255	0.1
		3,665,082	0.2

	Washington: 0.2%
2,290,000	State of Washington F, 5.140%, 08/01/2040	2,361,202	0.2
	Total Municipal Bonds (Cost $13,389,389)	14,028,662	0.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.6%
353,514	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	368,434	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
394,879	Fannie Mae REMIC Trust 2012-110 CA, 3.000%, 10/25/2042	$355,626	0.0
9,832,923	Seasoned Loans Structured Transaction Trust Series 2019- 2 A1C, 2.750%, 09/25/2029	9,080,693	0.6
	Total Collateralized Mortgage Obligations (Cost $10,008,979)	9,804,753	0.6

ASSET-BACKED SECURITIES: 0.2%
	Automobile Asset-Backed Securities: 0.2%
274,265	GM Financial Consumer Automobile Receivables Trust 2021-3 A3, 0.480%, 06/16/2026	266,466	0.0
588,000	Honda Auto Receivables Owner Trust 2021-2 A4, 0.550%, 08/16/2027	564,207	0.1
328,726	Mercedes-Benz Auto Receivables Trust 2021-1 A3, 0.460%, 06/15/2026	318,998	0.0
480,632	Nissan Auto Receivables Owner Trust 2022-A A3, 1.860%, 08/17/2026	467,686	0.0
441,000	Nissan Auto Receivables Owner Trust 2022-B A4, 4.450%, 11/15/2029	437,577	0.0
500,000	Toyota Auto Receivables Owner Trust 2022-D A4, 5.430%, 04/17/2028	510,700	0.1
390,520	Volkswagen Auto Loan Enhanced Trust 2021-1 A3, 1.020%, 06/22/2026	380,215	0.0
93,991	World Omni Auto Receivables Trust 2021-D A3, 0.810%, 10/15/2026	91,237	0.0
		3,037,086	0.2

	Other Asset-Backed Securities: 0.0%
588,000	Verizon Master Trust 2021-1 A, 0.500%, 05/20/2027	576,459	0.0

	Total Asset-Backed Securities (Cost $3,662,853)	3,613,545	0.2

	Total Long-Term Investments (Cost $1,577,462,086)	1,498,542,183	93.8

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 17.2%
	Commercial Paper: 7.9%
4,000,000	Cigna Group, 6.150%, 01/23/2024	$3,984,548	0.3
3,464,000	Consolidated Edison, 6.300%, 01/16/2024	3,454,455	0.2
30,000,000	CVS Caremark, 10.950%, 01/02/2024	29,982,014	1.9
5,020,000	Dominion Energy, Inc., 6.010%, 02/01/2024	4,993,696	0.3
10,000,000	Dominion Energy, Inc., 6.110%, 01/23/2024	9,961,632	0.6
34,000,000	Dominion Energy, Inc., 10.970%, 01/02/2024	33,979,579	2.1
5,500,000	Duke Energy Co., 9.180%, 01/03/2024	5,495,854	0.3
10,000,000	Enbridge (US) Inc., 8.420%, 01/04/2024	9,990,786	0.6
5,770,000	Entergy Corp., 6.260%, 01/18/2024	5,752,250	0.4
10,000,000	Exelon Corp., 6.920%, 01/08/2024	9,984,855	0.6
2,200,000	Keurig Dr. Pepper, Inc., 8.620%, 01/04/2024	2,198,010	0.1
8,000,000	Volkswagen Group, 6.850%, 01/10/2024	7,985,008	0.5
	Total Commercial Paper (Cost $127,818,897)	127,762,687	7.9

	Repurchase Agreements: 0.7%
2,669,706 (5)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,671,271, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $2,723,100, due 08/15/27-10/20/53)	2,669,706	0.2
492,017 (5)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $492,305, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $501,857, due 12/01/29-12/01/53)	492,017	0.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,669,706 (5)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,671,271, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $2,723,100, due 02/01/35-09/01/52)	$2,669,706	0.2
2,669,706 (5)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $2,671,268, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $2,723,662, due 03/08/27-01/01/59)	2,669,706	0.1
2,669,706 (5)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,671,271, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $2,723,100, due 07/01/37-01/01/54)	2,669,706	0.2
	Total Repurchase Agreements (Cost $11,170,841)	11,170,841	0.7

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 8.6%
137,043,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $137,043,000)	$137,043,000	8.6

	Total Short-Term Investments (Cost $276,032,738)	$275,976,528	17.2
	Total Investments in Securities (Cost $1,853,494,824)	$1,774,518,711	111.0
	Liabilities in Excess of Other Assets	(176,417,015)	(11.0)
	Net Assets	$1,598,101,696	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

RFUCCT1Y	FTSE USD IBOR Consumer Cash Fallbacks Term 1Y
TSFR1M	1-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$532,720,617	$—	$532,720,617
U.S. Government Agency Obligations	—	457,721,252	—	457,721,252
Corporate Bonds/Notes	—	429,317,507	—	429,317,507
Commercial Mortgage-Backed Securities	—	26,531,392	—	26,531,392
Sovereign Bonds	—	24,804,455	—	24,804,455
Municipal Bonds	—	14,028,662	—	14,028,662
Collateralized Mortgage Obligations	—	9,804,753	—	9,804,753
Asset-Backed Securities	—	3,613,545	—	3,613,545
Short-Term Investments	137,043,000	138,933,528	—	275,976,528
Total Investments, at fair value	$137,043,000	$1,637,475,711	$—	$1,774,518,711
Other Financial Instruments+
Futures	4,055,391	—	—	4,055,391
Total Assets	$141,098,391	$1,637,475,711	$—	$1,778,574,102
Liabilities Table
Other Financial Instruments+
Centrally Cleared Credit Default Swaps	$—	$(237,732)	$—	$(237,732)
Futures	(1,666,497)	—	—	(1,666,497)
Total Liabilities	$(1,666,497)	$(237,732)	$—	$(1,904,229)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	322	03/28/24	$66,304,328	$518,129
U.S. Treasury 10-Year Note	308	03/19/24	34,770,313	877,300
U.S. Treasury Ultra Long Bond	258	03/19/24	34,467,187	2,659,938
			$135,541,828	$4,055,367
Short Contracts:
U.S. Treasury 5-Year Note	(4)	03/28/24	(435,094)	24
U.S. Treasury Long Bond	(37)	03/19/24	(4,622,687)	(371,432)
U.S. Treasury Ultra 10-Year Note	(228)	03/19/24	(26,907,563)	(1,295,065)
			$(31,965,344)	$(1,666,473)

At December 31, 2023, the following centrally cleared credit default swaps were outstanding for Voya U.S. Bond Index Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)

		(Pay)/
		Receive					Unrealized
	Buy/Sell	Financing	Termination	Notional		Fair	Appreciation/
Reference Entity/Obligation	Protection	Rate (%)(2)	Date	Amount(3)		Value(4)	(Depreciation)
CDX North American Investment Grade Index
Series 41, Version 1	Buy	(1.000)	12/20/28	USD	30,000,000	$(581,915)	$(237,732)
						$(581,915)	$(237,732)

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Payments made quarterly.
(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations:

USD   —   United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$4,055,391
Total Asset Derivatives		$4,055,391

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$1,666,497
Credit Contracts	Variation margin payable on centrally cleared swaps*	237,732
Total Liability Derivatives		$1,904,229

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(710,310)	$(710,310)
Interest rate contracts	(5,228,529)	—	(5,228,529)
Total	$(5,228,529)	$(710,310)	$(5,938,839)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(237,731)	$(237,731)
Interest rate contracts	2,803,911	—	2,803,911
Total	$2,803,911	$(237,731)	$2,566,180

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,862,241,333.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$16,521,906
Gross Unrealized Depreciation	(102,093,366)
Net Unrealized Depreciation	$(85,571,460)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

		Per Share			Per Share
Portfolio Name	Type	Amount	Portfolio Name	Type	Amount
Voya Emerging Markets Index Portfolio			Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.8079	Class I	NII	$0.1637
Class S	NII	$0.7214	Class S	NII	$0.0688
Voya International Index Portfolio	NII	$0.4827	Class S2	NII	$0.0258
Class ADV			Voya Russell™ Mid Cap Index Portfolio
Class I	NII	$0.5348	Class ADV	NII	$0.1484
Class S	NII	$0.5135	Class I	NII	$0.2063
Class S2	NII	$0.4993	Class S	NII	$0.1747
Voya Russell™ Large Cap Growth Index Portfolio			Class S2	NII	$0.1517
Class ADV	NII	$0.0154	All Classes	STCG	$ -
Class I	NII	$0.2821	All Classes	LTCG	$1.1047
Class S	NII	$0.1382	Voya Russell™ Small Cap Index Portfolio
All Classes	STCG	$ -	Class ADV	NII	$0.1869
All Classes	LTCG	$2.6449	Class I	NII	$0.2537
Voya Russell™ Large Cap Index Portfolio			Class S	NII	$0.2162
Class ADV	NII	$0.2396	Class S2	NII	$0.1967
Class I	NII	$0.3819	All Classes	STCG	$ -
Class S	NII	$0.3007	All Classes	LTCG	$0.5333
Class S2	NII	$0.2565	Voya U.S. Bond Index	NII	$0.3006
Voya Russell™ Large Cap Value Index Portfolio			Class ADV
Class ADV	NII	$0.4441	Class I	NII	$0.3472
Class I	NII	$0.5733	Class S	NII	$0.3235
Class S	NII	$0.4991	Class S2	NII	$0.3102

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Emerging Markets Index Portfolio	0.22%
Voya Russell™ Large Cap Growth Index Portfolio	99.99%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	100.00%
Voya Russell™ Mid Cap Index Portfolio	87.19%
Voya Russell™ Small Cap Index Portfolio	47.08%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Russell™ Large Cap Growth Index Portfolio	$64,702,395
Voya Russell™ Mid Cap Index Portfolio	$93,191,507
Voya Russell™ Small Cap Index Portfolio	$24,172,814

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Portion of Ordinary Income
	Creditable Foreign	Per Share	Derived from
	Taxes Paid	Amount	Foreign Sourced Income*
Voya Emerging Markets Index Portfolio	$2,448,753	$0.2538	100%
Voya International Index Portfolio	$2,052,649	$0.0198	84.42%

TAX INFORMATION (UNAUDITED) (CONTINUED)

*	None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

				Number of funds in
				Fund
				Complex
	Position(s)	Term of Office and	Principal	Overseen
	Held with the	Length of Time	Occupation(s) –	by	Other Board Positions
Name, Address and Age	Company	Served(1)	During the Past 5 Years	Director(2)	Held by Director
Independent Directors(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director	January 2020 – Present May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	October 2015 – Present	Retired.	138	None.

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s)	Term of Office and	Principal
	Held with the	Length of Time	Occupation(s) –
Name, Address and Age	Company	Served(1)	During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present

Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present

Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present

Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present

Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s)	Term of Office and	Principal
	Held with the	Length of Time	Occupation(s) –
Name, Address and Age	Company	Served(1)	During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present

Senior Vice President, Head of Investment Operations Support,Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 –Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President,Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present

Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital,LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	June 2006 – Present

Senior Vice President, Head of Future State Operating Model

Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 –Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s)	Term of Office and	Principal
	Held with the	Length of Time	Occupation(s) –
Name, Address and Age	Company	Served(1)	During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011– April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 –Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC , the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgement and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, with respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index over certain time periods.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Emerging Markets Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Emerging Markets Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding its belief that the Portfolio’s

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

pricing is competitive; and (2) that, as a result of the Board’s request during the 2022 annual contract renewal cycle, the contractual management fee rate was reduced and lower expense limits were implemented for the Portfolio, effective on January 1, 2023.

Voya International Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya International Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s net expense ratio; and (2) that, in connection with a merger into the Portfolio, changes to the Portfolio’s breakpoints were implemented, effective on July 8, 2022.

Voya Russell™ Large Cap Growth Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

Voya Russell™ Large Cap Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Russell™ Large Cap Value Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Russell™ Mid Cap Growth Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Russell™ Mid Cap Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Index Portfolio, the

Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Russell™ Small Cap Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Voya U.S. Bond Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya U.S. Bond Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIPALL (1223)

Annual Report

December 31, 2023

■       Voya VACS Index Series EM Portfolio

■       Voya VACS Index Series I Portfolio

■       Voya VACS Index Series MC Portfolio

■       Voya VACS Index Series S Portfolio

■       Voya VACS Index Series SC Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www. voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios' Forms NPORT-P are available on the SEC's website at www.sec.gov. Each Portfolio's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.

1

Portfolio Managers’ Report	Voya VACS Index Series EM Portfolio

Voya VACS Index Series EM Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning March 15, 2023, through December 31, 2023, the Portfolio provided a total return of 10.00% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 10.70% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
China	23.3%
India	16.5%
Taiwan	15.6%
South Korea	12.7%
Brazil	5.7%
Saudi Arabia	4.1%
South Africa	2.8%
Mexico	2.7%
Indonesia	1.9%
Thailand	1.7%
Countries between 0.0% - 1.4%^	11.3%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments. ^ Includes 21 countries, which each 0.0% - 1.4% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Samsung Electronics Co. Ltd.	4.0%
Tencent Holdings Ltd.	3.5%
Alibaba Group Holding Ltd.	2.2%
Reliance Industries Ltd.	1.3%
PDD Holdings, Inc.	1.2%
ICICI Bank Ltd.	0.9%
Infosys Ltd.	0.9%
SK Hynix, Inc.	0.8%
HDFC Bank Ltd.	0.8%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.

While all regions generated positive returns for the reporting period, absolute performance was strongest in Latin America and Europe and weakest in Africa/Pacific ex Japan.

Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*          The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**          Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

1

Voya VACS Index Series EM Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series EM Portfolio(1)	10.00%
MSCI Emerging Markets IndexSM(2)	10.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series EM Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1) Portfolio incepted on March 15, 2023.

(2) Since Inception performance for the Index is shown as of March 15, 2023.

2

Portfolio Managers’ Report	Voya VACS Index Series I Portfolio

Voya VACS Index Series I Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning February 3, 2023, through December 31, 2023, the Portfolio provided a total return of 9.00% compared to the MSCI EAFE® Index (“MSCI EAFE®), which returned 7.99% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
Japan	21.7%
United Kingdom	13.1%
France	11.5%
Switzerland	10.2%
Germany	8.2%
Australia	7.2%
Netherlands	4.8%
Denmark	3.2%
Sweden	3.1%
Spain	2.6%
Countries between 0.0% - 2.3%^	11.2%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments. ^ Includes 16 countries, which each 0.0% - 2.3% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Novo Nordisk A/S - Class B	2.0%
Nestle SA	1.9%
ASML Holding NV	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.3%
Shell PLC	1.3%
AstraZeneca PLC	1.2%
Novartis AG	1.2%
Roche Holding AG	1.2%
Toyota Motor Corp.	1.2%
BHP Group Ltd. - Class DI	1.0%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE®. The Portfolio attempts to track the MSCI EAFE® by investing in most of the stocks which make up the MSCI EAFE®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE®. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE®. The Portfolio may not always hold all of the same securities as the MSCI EAFE®.

For the reporting period, absolute performance was strongest within information technology, industrials and energy. By contrast, real estate was the bottom absolute performing sector and only sector posting negative returns for the period.

Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*          The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**          Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya VACS Index Series I Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series I Portfolio(1)	9.00%
MSCI EAFE®(2)	7.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series I Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1) Portfolio incepted on February 3, 2023.

(2) Since Inception performance for the Index is shown as of February 3, 2023.

4

Portfolio Managers’ Report	Voya VACS INDEX SERIES MC PORTFOLIO

Voya VACS Index Series MC Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning January 27, 2023, through December 31, 2023, the Portfolio provided a total return of 8.80% compared to the Russell MidCap® Index, which returned 8.97% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Industrials	18.3%
Financials	14.7%
Information Technology	14.4%
Consumer Discretionary	10.5%
Health Care	10.0%
Real Estate	7.5%
Materials	5.7%
Utilities	5.0%
Energy	4.7%
Communication Services	3.4%
Consumer Staples	3.1%
Exchange-Traded Funds	2.3%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
iShares Russell Mid-Cap ETF	2.3%
Phillips 66	0.5%
Parker-Hannifin Corp.	0.5%
Amphenol Corp. - Class A	0.5%
Trane Technologies PLC	0.5%
KKR & Co., Inc.	0.5%
Crowdstrike Holdings, Inc. - Class A	0.5%
TransDigm Group, Inc.	0.5%
Cintas Corp.	0.5%
Marvell Technology, Inc.	0.5%

Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

For the reporting period, absolute performance was strongest within information technology, industrials and consumer discretionary. By contrast, health care, utilities and materials were the bottom absolute performing sectors.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*             Returns presented for the Portfolio are net of expenses.

**          Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

Voya VACS Index Series MC Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series MC Portfolio(1)	8.80%
Russell Midcap® Index(2)	8.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series MC Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Portfolio incepted on January 27, 2023.
(2)	Since Inception performance for the Index is shown as of January 27, 2023.

6

Portfolio Managers’ Report	Voya VACS Index Series S Portfolio

Voya VACS Index Series S Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance*: For the period beginning January 27, 2023, through December 31, 2023, the Portfolio provided a total return of 18.80% compared to the S&P 500® Index, which returned 19.01% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	30.8%
Health Care	12.4%
Consumer Discretionary	11.0%
Financials	10.6%
Industrials	8.6%
Communication Services	8.5%
Consumer Staples	5.8%
Energy	3.8%
Real Estate	2.4%
Materials	2.4%
Utilities	2.3%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Apple, Inc.	6.9%
Microsoft Corp.	6.9%
Amazon.com, Inc.	3.4%
NVIDIA Corp.	3.0%
Alphabet, Inc. - Class A	2.1%
Meta Platforms, Inc. - Class A	2.0%
Alphabet, Inc. - Class C	1.7%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc. - Class B	1.6%
JPMorgan Chase & Co.	1.2%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® not always hold all of the same securities as the S&P 500® Index.

During the reporting period, absolute performance was strongest within information technology, communication services and consumer discretionary. By contrast, utilities and energy were the bottom performing sectors on an absolute basis for the reporting period.

Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P 500® Index.

*           Returns presented for the Portfolio are net of expenses.

**         Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

7

Voya VACS Index Series S Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series S Portfolio(1)	18.80%
S&P 500® Index(2)	19.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series S Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)

(1)	Portfolio incepted on January 27, 2023.
(2)	Since Inception performance for the Index is shown as of January 27, 2023.

8

Portfolio Managers’ Report	Voya VACS Index Series SC Portfolio

Voya VACS Index SC Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning January 20, 2023, through December 31, 2023, the Portfolio provided a total return of 10.10% compared to the Russell 2000® Index, which returned 10.24% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Financials	16.3%
Industrials	16.0%
Health Care	14.9%
Information Technology	13.8%
Consumer Discretionary	10.5%
Energy	6.7%
Real Estate	6.0%
Materials	4.4%
Consumer Staples	3.3%
Utilities	2.6%
Communication Services	2.3%
Consumer, Non-cyclical	0.0%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Super Micro Computer, Inc.	0.5%
Simpson Manufacturing Co., Inc.	0.3%
Cytokinetics, Inc.	0.3%
elf Beauty, Inc.	0.3%
MicroStrategy, Inc. - Class A	0.3%
Onto Innovation, Inc.	0.3%
Light & Wonder, Inc.	0.3%
UFP Industries, Inc.	0.3%
Rambus, Inc.	0.3%
BellRing Brands, Inc.	0.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

For the reporting period, absolute performance was strongest within industrials, information technology and consumer staples sectors. By contrast, utilities and communication services sectors were the bottom absolute performing sectors posting negative returns for the reporting period.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index.

*               Returns presented for the Portfolio are net of expenses.

**             Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

9

Voya VACS Index Series SC Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series SC Portfolio(1)	10.10%
Russell 2000® Index(2)	10.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series SC Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Portfolio incepted on January 20, 2023.
(2)	Since Inception performance for the Index is shown as of January 20, 2023.

10

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
				Expenses				Expenses
	Beginning	Ending		Paid	Beginning	Ending		Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*
Voya VACS Index Series EM Portfolio	$1,000.00	$1,034.80	0.16%	$0.82	$1,000.00	$1,024.40	0.16%	$0.82
Voya VACS Index Series I Portfolio	$1,000.00	$1,054.20	0.15%	$0.78	$1,000.00	$1,024.45	0.15%	$0.77
Voya VACS Index Series MC Portfolio	$1,000.00	$1,074.00	0.16%	$0.84	$1,000.00	$1,024.40	0.16%	$0.82
Voya VACS Index Series S Portfolio	$1,000.00	$1,079.00	0.15%	$0.79	$1,000.00	$1,024.45	0.15%	$0.77
Voya VACS Index Series SC Portfolio	$1,000.00	$1,081.50	0.16%	$0.84	$1,000.00	$1,024.40	0.16%	$0.82

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio, Voya VACS Index Series S Portfolio, Voya VACS Index Series SC Portfolio and the Boards of Directors/ Trustees of Voya Variable Portfolios, Inc. and Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio, Voya VACS Index Series SC Portfolio and Voya VACS Index Series S Portfolio (collectively referred to as the “Portfolios”) (four funds constituting Voya Variable Portfolios, Inc. and one fund constituting Voya Investors Trust, respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2023 and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting the Registrants	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya VACS Index Series EM Portfolio	For the period from March 15, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series I Portfolio	For the period from February 3, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series MC Portfolio	For the period from January 27, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series SC Portfolio	For the period from January 20, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series S Portfolio	For the period from January 27, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2024

13

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya VACS Index Series EM Portfolio	Voya VACS Index Series I Portfolio	Voya VACS Index Series MC Portfolio
ASSETS:
Investments in securities at fair value+*	$395,929,029	$1,515,356,885	$375,175,356
Investments in affiliates at fair value**	–	–	246,751
Short-term investments at fair value†	14,911,274	97,171,279	2,466,142
Cash	–	340	161,848
Cash collateral for futures contracts	252,558	1,615,654	83,050
Foreign currencies at value‡	328,110	322,401	–
Receivables:
Investment securities sold	35,290	265,404	49,304
Fund shares sold	200,489	771,132	181,988
Dividends	904,949	1,532,410	493,715
Interest	46	12	193
Foreign tax reclaims	38,242	2,229,939	49
Variation margin on futures contracts	8,621	25,436	–
Other assets	456	1,590	414
Total assets	412,609,064	1,619,292,482	378,858,810
LIABILITIES:
Payable for investment securities purchased	35,200	–	532,154
Payable for fund shares redeemed	47,905	183,075	44,470
Payable upon receipt of securities loaned	7,678,274	53,703,279	1,289,142
Variation margin payable on futures contracts	–	–	13,100
Payable for unified fees	50,979	196,251	45,492
Payable to custodian due to bank overdraft	88	–	–
Payable to directors/ trustees under the deferred compensation plan (Note 5)	456	1,590	414
Payable for foreign capital gains tax	1,989,978	–	–
Other accrued expenses and liabilities	1,165	21,709	–
Total liabilities	9,804,045	54,105,904	1,924,772
NET ASSETS	$402,805,019	$1,565,186,578	$376,934,038
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$378,427,725	$1,437,377,927	$345,384,642
Total distributable earnings	24,377,294	127,808,651	31,549,396
NET ASSETS	$402,805,019	$1,565,186,578	$376,934,038
+ Including securities loaned at value	$7,032,054	$50,810,203	$1,249,128
* Cost of investments in securities	$378,627,002	$1,421,112,569	$349,414,567
** Cost of investments in affiliates	$—	$—	$236,162
† Cost of short-term investments	$14,911,274	$97,171,279	$2,466,142
‡ Cost of foreign currencies	$328,228	$318,017	$—

Net assets	$402,805,019	$1,565,186,578	$376,934,038
Shares authorized	200,000,000	200,000,000	200,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	36,614,641	143,615,304	34,640,199
Net asset value and redemption price per share	$11.00	$10.90	$10.88

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya VACS Index Series S Portfolio	Voya VACS Index Series SC Portfolio
ASSETS:
Investments in securities at fair value+*	$3,439,498,384	$403,310,211
Short-term investments at fair value†	41,465,000	20,777,125
Cash	1,017,348	98,101
Cash collateral for futures contracts	2,531,100	922,350
Receivables:
Investment securities sold	–	178,365
Fund shares sold	1,722,825	182,292
Dividends	3,387,871	484,783
Interest	644	185
Foreign tax reclaims	–	1,409
Other assets	4,100	442
Total assets	3,489,627,272	425,955,263
LIABILITIES:
Payable for investment securities purchased	81,478	226,449
Payable for fund shares redeemed	397,288	55,050
Payable upon receipt of securities loaned	–	8,790,125
Variation margin payable on futures contracts	115,849	204,436
Payable for unified fees	425,034	51,199
Payable to directors/ trustees under the deferred compensation plan (Note 5)	4,100	442
Total liabilities	1,023,749	9,327,701
NET ASSETS	$3,488,603,523	$416,627,562
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,912,519,447	$375,701,648
Total distributable earnings	576,084,076	40,925,914
NET ASSETS	$3,488,603,523	$416,627,562
+ Including securities loaned at value	$—	$8,515,179
* Cost of investments in securities	$2,929,581,549	$370,030,462
† Cost of short-term investments	$41,465,000	$20,777,125

Net assets	$3,488,603,523	$416,627,562
Shares authorized	unlimited	200,000,000
Par value	$0.001	$0.001
Shares outstanding	293,587,019	37,855,242
Net asset value and redemption price per share	$11.88	$11.01

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS for the period ended December 31, 2023

	Voya VACS Index Series EM Portfolio	Voya VACS Index Series I Portfolio	Voya VACS Index Series MC Portfolio
	March 15, 2023(1) to December 31, 2023	February 3, 2023(1) to December 31, 2023	January 27, 2023(1) to December 31, 2023
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,906,015	$35,963,045	$5,363,142
Dividends from affiliates	—	—	3,931
Interest	351,195	583,682	23,642
Securities lending income, net	6,076	33,589	49,049
Other	1,558	5,030	1,403
Total investment income	11,264,844	36,585,346	5,441,167
EXPENSES:
Unified fees	512,400	1,696,125	458,026
Trustee fees and expenses	20,890	32,138	12,053
Interest expense	14,457	—	3,207
Total expenses	547,747	1,728,263	473,286
Net investment income	10,717,097	34,857,083	4,967,881
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(761,594)	(3,570,875)	750,358
Sale of investments in affiliates	—	—	303
Foreign currency related transactions	(851,513)	367,190	—
Futures	(345,854)	146,541	(7,259)
Net realized gain (loss)	(1,958,961)	(3,057,144)	743,402
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	15,312,050	94,244,316	25,760,789
Affiliates	—	—	10,589
Foreign currency related transactions	6,022	94,388	—
Futures	301,086	1,670,008	66,735
Net change in unrealized appreciation (depreciation)	15,619,158	96,008,712	25,838,113
Net realized and unrealized gain	13,660,197	92,951,568	26,581,515
Increase in net assets resulting from operations	$24,377,294	$127,808,651	$31,549,396
* Foreign taxes withheld	$1,396,813	$3,498,885	$2,690
^ Foreign capital gains taxes withheld	$639,274	$—	$—
# Change in foreign capital gains taxes accrued	$1,989,978	$—	$—

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS for the period ended December 31, 2023

	Voya VACS Index Series S Portfolio	Voya VACS Index Series SC Portfolio
	January 27, 2023(1) to December 31, 2023	January 20, 2023(1) to December 31, 2023
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$51,799,988	$5,303,321
Interest	1,384,554	219,636
Securities lending income, net	14,428	114,393
Other	13,897	1,537
Total investment income	53,212,867	5,638,887
EXPENSES:
Unified fees	4,518,901	500,827
Trustee fees and expenses	111,030	12,244
Interest expense	10,075	4,613
Total expenses	4,640,006	517,684
Net investment income	48,572,861	5,121,203
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,256,654	2,216,502
Futures	7,965,634	(563,040)
Net realized gain	16,222,288	1,653,462
Net change in unrealized appreciation (depreciation) on:
Investments	509,916,834	33,279,750
Futures	1,372,093	871,499
Net change in unrealized appreciation (depreciation)	511,288,927	34,151,249
Net realized and unrealized gain	527,511,215	35,804,711
Increase in net assets resulting from operations	$576,084,076	$40,925,914
* Foreign taxes withheld	$13,982	$7,820

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Index Series EM Portfolio	Voya VACS Index Series I Portfolio	Voya VACS Index Series MC Portfolio
	March 15, 2023(1) to December 31, 2023	February 3, 2023(1) to December 31, 2023	January 27, 2023(1) to December 31, 2023
FROM OPERATIONS:
Net investment income	$10,717,097	$34,857,083	$4,967,881
Net realized gain (loss)	(1,958,961)	(3,057,144)	743,402
Net change in unrealized appreciation (depreciation)	15,619,158	96,008,712	25,838,113
Increase in net assets resulting from operations	24,377,294	127,808,651	31,549,396
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	624,123,073	1,528,230,027	387,514,709
Cost of shares redeemed	(245,695,348)	(90,852,100)	(42,130,067)
Net increase in net assets resulting from capital share transactions	378,427,725	1,437,377,927	345,384,642
Net increase in net assets	402,805,019	1,565,186,578	376,934,038
NET ASSETS:
Beginning of year or period	—	—	—
End of year or period	$402,805,019	$1,565,186,578	$376,934,038

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Index Series S Portfolio	Voya VACS Index Series SC Portfolio
	January 27, 2023(1) to December 31, 2023	January 20, 2023(1) to December 31, 2023
FROM OPERATIONS:
Net investment income	$48,572,861	$5,121,203
Net realized gain	16,222,288	1,653,462
Net change in unrealized appreciation (depreciation)	511,288,927	34,151,249
Increase in net assets resulting from operations	576,084,076	40,925,914
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,479,332,818	415,681,393
Cost of shares redeemed	(566,813,371)	39,979,745)
Net increase in net assets resulting from capital share transactions	2,912,519,447	375,701,648
Net increase in net assets	3,488,603,523	416,627,562
NET ASSETS:
Beginning of year or period	—	—
End of year or period	$3,488,603,523	$416,627,562

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya VACS Index Series EM Portfolio
03-15-23(5)- 12-31-23	10.00	0.27•	0.73	1.00	—	—	—	—	—	11.00	10.00	0.16	0.16	0.16	3.15	402,805	56
Voya VACS Index Series I Portfolio
02-03-23(5)- 12-31-23	10.00	0.28•	0.62	0.90	—	—	—	—	—	10.90	9.00	0.15	0.15	0.15	3.09	1,565,187	3
Voya VACS Index Series MC Portfolio
01-27-23(5)- 12-31-23	10.00	0.15•	0.73	0.88	—	—	—	—	—	10.88	8.80	0.16	0.16	0.16	1.63	376,934	22
Voya VACS Index Series S Portfolio
01-27-23(5)- 12-31-23	10.00	0.16•	1.72	1.88	—	—	—	—	—	11.88	18.80	0.15	0.15	0.15	1.62	3,488,604	9
Voya VACS Index Series SC Portfolio
01-20-23(5)- 12-31-23	10.00	0.14•	0.87	1.01	—	—	—	—	—	11.01	10.10	0.16	0.16	0.16	1.54	416,628	20

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The four series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya VACS Index Series EM Portfolio (“Series EM”), Voya VACS Index Series I Portfolio (“Series I”), Voya VACS Index Series MC Portfolio (“Series MC”), and Voya VACS Index Series SC Portfolio (“Series SC”), each a diversified series of the Company.

Voya Investors Trust (the “Trust”) is registered as an open- end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. This report is for Voya VACS Index Series S Portfolio (“Series S”), a diversified series of the Trust.

Each of the series is referred to as a “Portfolio” and collectively, the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The Portfolios’ shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in a Fund may only be made by “accredited investors,” within the meaning of Regulation D under the 1933 Act.

The Portfolios do not have a share class designation. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio. Expenses that are specific to a portfolio are charged directly to that portfolio. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Portfolios. Voya Investments Distributor, LLC (“VID”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of each Portfolio’s assets attributable to that class, subtracting each Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgement used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of a Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed- income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

There was no open OTC derivatives at December 31, 2023 for any Portfolio.

H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of each Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended December 31, 2023, the Portfolios had average notional values on futures contracts purchased as disclosed below.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

Purchased
Series EM	$7,562,320
Series I	41,042,454
Series MC	1,183,850
Series S	10,371,393
Series SC	66,913,013

Please refer to the tables within each respective Portfolio of Investments for open futures contracts as of December 31, 2023.

I.   Securities Lending. Each Portfolio may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

J.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K. Indemnifications. In the normal course of business, the Trust and the Company may enter into contracts that provide certain indemnifications. The Trust’s and the Company’s, as applicable, maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities were as follows:

	Purchases	Sales
Series EM	$591,836,916	$210,997,445
Series I	1,463,775,668	37,876,621
Series MC	415,392,317	66,143,664
Series S	3,183,041,187	261,716,264
Series SC	433,059,548	64,706,544

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreements, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Company/Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) of 0.15% based on the annual rates of the average daily net assets of the Portfolios.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES

(continued)

such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following affiliated investment companies owned more than 5% of the following Portfolios:

Affiliated Investment Company	Portfolio	Percentage
Voya Index Solution 2025 Portfolio	Series EM	8.01%
	Series I	8.87
	Series MC	8.92
	Series S	10.10
	Series SC	5.50
Voya Index Solution 2030 Portfolio	Series EM	8.98
	Series I	9.15
	Series MC	9.95
	Series S	8.92
	Series SC	11.51
Voya Index Solution 2035 Portfolio	Series EM	18.37
	Series I	17.86
	Series MC	16.28
	Series S	17.59
	Series SC	18.85
Voya Index Solution 2040 Portfolio	Series EM	11.22
	Series I	12.67
	Series MC	12.36
	Series S	12.06
	Series SC	13.74
Voya Index Solution 2045 Portfolio	Series EM	17.42
	Series I	17.86
	Series MC	15.95
	Series S	16.96
	Series SC	17.80
Voya Index Solution 2050 Portfolio	Series EM	10.83
	Series I	11.18
	Series MC	11.95
	Series S	11.03
	Series SC	11.32
Voya Index Solution 2055 Portfolio	Series EM	13.06
	Series I	11.48
	Series MC	12.30
	Series S	11.33
	Series SC	11.49
Voya Index Solution 2060 Portfolio	Series EM	7.49
	Series I	6.61
	Series MC	7.07
	Series S	6.51
	Series SC	6.70

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors'/ trustees' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/ trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors'/ trustees' deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors'/ trustees' fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may engage in purchase and sale transactions with fund’s that have a common investment adviser (or affiliated investment adviser), a common sub- adviser and/ or common officers or trustees. For the year ended December 31, 2023, Series I, Series MC, Series SC, and Series S engaged in such transactions amounting to $971,761,832, $324,959,617, $323,491,160, and $3,104,571,486 of in-kind purchases, respectively.

NOTE 6 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the period ended December 31, 2023:

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — LINE OF CREDIT (continued)

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Series EM	4	$21,399,500	6.08%
Series MC	3	7,743,000	4.97
Series S	5	24,180,600	6.06
Series SC	3	9,920,000	5.58

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars are as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Series EM
3/15/2023(1)-12/31/2023	59,872,402	—	—	(23,257,762)	—	36,614,640	624,123,073	—	—	(245,695,348)	—	378,427,725
Series I
2/03/2023(1)-12/31/2023	152,598,480	—	—	(8,983,176)	—	143,615,304	1,528,230,027	—	—	(90,852,100)	—	1,437,377,927
Series MC
1/27/2023(1)-12/31/2023	38,910,964	—	—	(4,270,765)	—	34,640,199	387,514,709	—	—	(42,130,067)	—	345,384,642
Series S
1/27/2023(1)-12/31/2023	346,090,717	—	—	(52,503,698)	—	293,587,019	3,479,332,818	—	—	(566,813,371)	—	2,912,519,447
Series SC
1/20/2023(1)-12/31/2023	41,825,613	—	—	(3,970,371)	—	37,855,242	415,681,393	—	—	(39,979,745)	—	375,701,648

(1)    Commencement of operations.

NOTE 8 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with

28

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 8 — SECURITIES LENDING (continued)

cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Series EM

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Janney Montgomery Scott LLC	$731,014	$(731,014)	$—
Jefferies LLC	61,372	(61,372)	—
Merrill Lynch International	5,791,328	(5,791,328)	—
State Street Bank and Trust Company	448,340	(448,340)	—
Total	$7,032,054	$(7,032,054)	$—

(1)	Cash collateral with a fair value of $7,678,274 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Series I

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,052,758	$(1,052,758)	$—
Citigroup Global Markets Limited	12,132,222	(12,132,222)	—
Jefferies LLC	228,054	(228,054)	—
Merrill Lynch International	1,955,893	(1,955,893)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
State Street Bank and Trust Company	$35,441,276	$(35,441,276)	$—
Total	$50,810,203	$(50,810,203)	$—

(1)	Cash collateral with a fair value of $53,703,279 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Series MC

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$589,664	$(589,664)	$—
Citadel Clearing LLC	112,802	(112,802)	—
Jefferies LLC	170,284	(170,284)	—
Wells Fargo Bank NA	309,775	(309,775)	—
Wells Fargo Securities LLC	66,603	(66,603)	—
Total	$1,249,128	$(1,249,128)	$—

(1)	Cash collateral with a fair value of $1,289,142 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Series SC

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$2,292,142	$(2,292,142)	$—
Cantor Fitzgerald & Co	56,149	(56,149)	—
Citadel Clearing LLC	498,206	(498,206)	—
Citadel Securities LLC	55,208	(55,208)	—
Janney Montgomery Scott LLC	251,679	(251,679)	—
Jefferies LLC	641,900	(641,900)	—
Mizuho Securities USA LLC.	385,880	(385,880)	—
State Street Bank and Trust Company	1,127,629	(1,127,629)	—
Wells Fargo Bank NA	2,441,284	(2,441,284)	—
Wells Fargo Securities LLC	765,102	(765,102)	—
Total	$8,515,179	$(8,515,179)	$—

(1)	Cash collateral with a fair value of $8,790,125 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Portfolios have paid no dividends or distributions to shareholders during the initial period ended December 31, 2023.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
Series EM	$11,586,763	$—	$15,157,631	$(350,261)	Short-term	$(1,989,978)	$24,377,294
				(26,861)	Long-term
				$(377,122)
Series I	40,268,628	—	88,999,827	(1,459,804)	Short-term	—	127,808,651
Series MC	6,251,563	204,443	25,093,390	—	—	—	31,549,396
Series S	60,486,979	5,974,129	509,622,968	—	—	—	576,084,076
Series SC	7,833,808	312,290	32,779,816	—	—	—	40,925,914

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (Series S).

As of December 31, 2023, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — LONDON INTERBANK OFFERED RATE
(“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision)

(EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 11 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher

30

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — MARKET DISRUPTION (continued)

default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

31

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Brazil: 4.1%
257,108	Ambev SA	$726,716	0.2
35,508	Atacadao SA	91,007	0.0
325,274	B3 SA - Brasil Bolsa Balcao	974,295	0.2
88,436	Banco Bradesco SA	278,183	0.1
65,971	Banco BTG Pactual SA	510,781	0.1
48,202	Banco do Brasil SA	549,635	0.1
20,203	Banco Santander Brasil SA	134,337	0.0
40,528	BB Seguridade Participacoes SA	280,749	0.1
59,177	CCR SA	172,746	0.0
66,968	Centrais Eletricas Brasileiras SA	584,950	0.1
19,268	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	298,960	0.1
37,501	Cia Siderurgica Nacional SA	151,777	0.0
68,510	Cosan SA	273,047	0.1
12,402	CPFL Energia SA	98,320	0.0
12,309	Energisa S/A	136,404	0.0
50,677 (1)	Eneva SA	141,987	0.0
11,660	Engie Brasil Energia SA	108,809	0.0
58,185	Equatorial Energia SA	427,859	0.1
276,747 (1)(2)	Hapvida Participacoes e Investimentos S/A	253,525	0.1
21,028	Hypera SA	154,758	0.0
42,393	JBS S/A	217,393	0.1
45,807	Klabin SA	209,534	0.1
51,781	Localiza Rent a Car SA	677,963	0.2
52,859	Lojas Renner SA	189,559	0.0
171,399 (1)	Magazine Luiza SA	76,215	0.0
51,367 (1)	Natura & Co. Holding SA	178,604	0.0
207,085	Petroleo Brasileiro SA	1,661,762	0.4
45,434	PRIO SA/Brazil	430,714	0.1
73,761	Raia Drogasil SA	446,429	0.1
32,460 (2)	Rede D’Or Sao Luiz SA	192,183	0.1
72,694	Rumo SA	343,447	0.1
73,739	Sendas Distribuidora S/A	205,387	0.1
44,264	Suzano SA	506,918	0.1
24,037	Telefonica Brasil SA	264,439	0.1
48,863	TIM SA/Brazil	180,359	0.0
30,548	TOTVS SA	211,866	0.1
41,820	Ultrapar Participacoes SA	228,230	0.1
190,533	Vale SA - Foreign	3,028,069	0.8
65,352	Vibra Energia SA	306,203	0.1
94,803	WEG SA	720,351	0.2
		16,624,470	4.1
	Chile: 0.4%
2,554,747	Banco de Chile	300,100	0.1
4,465	Banco de Credito e Inversiones SA	120,873	0.0
3,668,906	Banco Santander Chile	179,071	0.1
71,438	Cencosud SA	134,198	0.1
678,978	Cia Sud Americana de Vapores SA	41,694	0.0
63,253	Empresas CMPC SA	122,053	0.0
21,692	Empresas Copec SA	157,825	0.1
1,137,025 (1)	Enel Americas SA	125,833	0.0
1,428,317	Enel Chile SA	92,394	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Chile (continued)
51,576 (1)	Falabella SA	$128,792	0.0
9,735,312 (1)	Latam Airlines Group SA	105,529	0.0
		1,508,362	0.4
	China: 23.3%
20,000 (1)	360 Security Technology, Inc. - Class A	25,389	0.0
6,100	37 Interactive Entertainment Network Technology Group Co. Ltd. - Class A	16,185	0.0
109,000 (2)	3SBio, Inc.	105,112	0.0
44,000	AAC Technologies Holdings, Inc.	130,758	0.1
2,231	Advanced Micro-Fabrication Equipment, Inc. China - Class A	48,294	0.0
9,200	AECC Aviation Power Co. Ltd. - Class A	48,470	0.0
314,900	Agricultural Bank of China Ltd. - Class A	161,618	0.1
1,531,000	Agricultural Bank of China Ltd. - Class H	590,563	0.2
29,591	Aier Eye Hospital Group Co. Ltd. - Class A	66,067	0.0
168,000 (1)	Air China Ltd. - Class H	106,352	0.0
28,000 (1)(2)(3)	Akeso, Inc.	166,486	0.1
913,300	Alibaba Group Holding Ltd.	8,797,401	2.2
80,800	Aluminum Corp. of China Ltd. - Class A	64,261	0.0
184,000	Aluminum Corp. of China Ltd. - Class H	91,988	0.0
6,800	Angel Yeast Co. Ltd. - Class A	33,743	0.0
22,000	Anhui Conch Cement Co. Ltd. - Class A	69,982	0.0
65,500	Anhui Conch Cement Co. Ltd. - Class H	151,249	0.1
1,300	Anhui Gujing Distillery Co. Ltd. - Class A	42,696	0.0
6,443	Anhui Gujing Distillery Co. Ltd. - Class B	98,104	0.0
15,500 (1)	Anhui Jianghuai Automobile Group Corp. Ltd. - Class A	35,293	0.0
4,500	Anhui Kouzi Distillery Co. Ltd. - Class A	28,741	0.0
2,400	Anhui Yingjia Distillery Co. Ltd. - Class A	22,438	0.0
71,800	ANTA Sports Products Ltd.	697,847	0.2
2,200 (1)	ASR Microelectronics Co. Ltd. - Class A	21,852	0.0
1,300	Asymchem Laboratories Tianjin Co. Ltd. - Class A	21,268	0.0
3,705	Autohome, Inc., ADR	103,962	0.0
5,900	Avary Holding Shenzhen Co. Ltd. - Class A	18,561	0.0
64,400	AVIC Industry-Finance Holdings Co. Ltd. - Class A	28,248	0.0
129,000	AviChina Industry & Technology Co. Ltd. - Class H	55,306	0.0

See Accompanying Notes to Financial Statements

32

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
126,400 (1)	Baidu, Inc. - Class A	$1,881,580	0.5
72,500	Bank of Beijing Co. Ltd. - Class A	46,301	0.0
13,600	Bank of Chengdu Co. Ltd. - Class A	21,592	0.0
143,400	Bank of China Ltd. - Class A	80,677	0.0
4,422,000	Bank of China Ltd. - Class H	1,680,280	0.4
139,600	Bank of Communications Co. Ltd. - Class A	113,012	0.0
487,000	Bank of Communications Co. Ltd. - Class H	303,998	0.1
20,300	Bank of Hangzhou Co. Ltd. - Class A	28,651	0.0
57,500	Bank of Jiangsu Co. Ltd. - Class A	54,239	0.0
40,100	Bank of Nanjing Co. Ltd. - Class A	41,725	0.0
20,800	Bank of Ningbo Co. Ltd. - Class A	59,028	0.0
50,100	Bank of Shanghai Co. Ltd. - Class A	42,170	0.0
77,600	Baoshan Iron & Steel Co. Ltd. - Class A	64,902	0.0
23,100	Beijing Enlight Media Co. Ltd. - Class A	26,560	0.0
2,361	Beijing Kingsoft Office Software, Inc. - Class A	105,176	0.0
6,000	Beijing New Building Materials PLC - Class A	19,769	0.0
5,200	Beijing Tongrentang Co. Ltd. - Class A	39,369	0.0
5,320	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. - Class A	56,326	0.0
255,400	Beijing-Shanghai High Speed Railway Co. Ltd. - Class A	177,146	0.1
10,980 (1)(3)	Bilibili, Inc. - Class Z	133,351	0.1
3,094	Bloomage Biotechnology Corp. Ltd. - Class A	29,201	0.0
169,400	BOE Technology Group Co. Ltd. - Class A	93,155	0.0
7,000	BYD Co. Ltd. - Class A	195,446	0.1
58,000 (3)	BYD Co. Ltd. - Class H	1,599,909	0.4
45,500	BYD Electronic International Co. Ltd.	213,338	0.1
12,400	By-health Co. Ltd. - Class A	29,764	0.0
16,500	Caitong Securities Co. Ltd. - Class A	18,051	0.0
1,744 (1)	Cambricon Technologies Corp. Ltd. - Class A	33,094	0.0
686,000 (2)	CGN Power Co. Ltd. - Class H	179,295	0.1
1,400	Changchun High & New Technology Industry Group, Inc. - Class A	28,770	0.0
44,000	Changjiang Securities Co. Ltd. - Class A	33,382	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
1,100	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. - Class A	$20,335	0.0
7,800	Chaozhou Three-Circle Group Co. Ltd. - Class A	32,374	0.0
20,700	China Baoan Group Co. Ltd. - Class A	34,265	0.0
338,000	China Cinda Asset Management Co. Ltd. - Class H	33,768	0.0
538,000	China CITIC Bank Corp. Ltd. - Class H	253,735	0.1
123,000	China Coal Energy Co. Ltd. - Class H	111,958	0.0
130,000	China Communications Services Corp. Ltd. - Class H	53,909	0.0
46,200	China Construction Bank Corp. - Class A	42,421	0.0
5,373,000	China Construction Bank Corp. - Class H	3,196,132	0.8
16,400	China CSSC Holdings Ltd. - Class A	68,085	0.0
76,200 (1)	China Eastern Airlines Corp. Ltd. - Class A	41,697	0.0
125,500	China Energy Engineering Corp. Ltd. - Class A	37,162	0.0
197,300	China Everbright Bank Co. Ltd. - Class A	80,685	0.0
99,000	China Everbright Bank Co. Ltd. - Class H	29,418	0.0
226,000 (2)	China Feihe Ltd.	123,653	0.1
268,500	China Galaxy Securities Co. Ltd. - Class H	142,044	0.1
147,000 (3)	China Hongqiao Group Ltd.	120,366	0.1
8,400	China International Capital Corp. Ltd. - Class A	45,072	0.0
88,400 (2)	China International Capital Corp. Ltd. - Class H	129,883	0.1
14,100	China Jushi Co. Ltd. - Class A	19,544	0.0
11,100	China Life Insurance Co. Ltd. - Class A	44,410	0.0
409,000	China Life Insurance Co. Ltd. - Class H	531,147	0.2
25,000 (1)(2)(3)	China Literature Ltd.	93,229	0.0
188,000	China Longyuan Power Group Corp. Ltd. - Class H	142,764	0.1
181,000	China Mengniu Dairy Co. Ltd.	487,598	0.1
81,500	China Merchants Bank Co. Ltd. - Class A	319,797	0.1
208,000	China Merchants Bank Co. Ltd. - Class H	723,534	0.2
27,200	China Merchants Energy Shipping Co. Ltd. - Class A	22,551	0.0
30,100	China Merchants Securities Co. Ltd. - Class A	57,906	0.0

See Accompanying Notes to Financial Statements

33

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
26,300	China Merchants Shekou Industrial Zone Holdings Co. Ltd. - Class A	$35,386	0.0
131,012	China Minsheng Banking Corp. Ltd. - Class A	69,081	0.0
372,500	China Minsheng Banking Corp. Ltd. - Class H	126,457	0.1
222,000	China National Building Material Co. Ltd. - Class H	95,068	0.0
17,400	China National Chemical Engineering Co. Ltd. - Class A	15,607	0.0
71,200	China National Nuclear Power Co. Ltd. - Class A	75,293	0.0
13,300	China Northern Rare Earth Group High-Tech Co. Ltd. - Class A	36,249	0.0
112,000	China Oilfield Services Ltd. - Class H	114,474	0.0
23,800	China Pacific Insurance Group Co. Ltd. - Class A	79,914	0.0
146,200	China Pacific Insurance Group Co. Ltd. - Class H	295,749	0.1
114,600	China Petroleum & Chemical Corp. - Class A	90,157	0.0
1,392,000	China Petroleum & Chemical Corp. - Class H	729,483	0.2
90,200	China Railway Group Ltd. - Class A	72,270	0.0
205,000	China Railway Group Ltd. - Class H	91,408	0.0
7,500	China Rare Earth Resources And Technology Co. Ltd. - Class A	29,247	0.0
4,476	China Resources Microelectronics Ltd. - Class A	28,195	0.0
38,200 (2)(3)	China Resources Mixc Lifestyle Services Ltd.	136,247	0.1
87,500 (2)	China Resources Pharmaceutical Group Ltd.	57,518	0.0
2,700	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - Class A	18,937	0.0
24,200	China Shenhua Energy Co. Ltd. - Class A	107,042	0.0
189,500	China Shenhua Energy Co. Ltd. - Class H	649,877	0.2
65,400 (1)	China Southern Airlines Co. Ltd. - Class A	53,128	0.0
62,000 (1)	China Southern Airlines Co. Ltd. - Class H	26,295	0.0
142,800	China State Construction Engineering Corp. Ltd. - Class A	96,883	0.0
98,300	China Three Gorges Renewables Group Co. Ltd. - Class A	60,571	0.0
8,100	China Tourism Group Duty Free Corp. Ltd. - Class A	95,613	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
5,200 (2)(3)	China Tourism Group Duty Free Corp. Ltd. - Class H	$51,122	0.0
2,580,000 (2)	China Tower Corp. Ltd. - Class H	271,178	0.1
107,500	China United Network Communications Ltd. - Class A	66,364	0.0
45,300	China Vanke Co. Ltd. - Class A	66,884	0.0
108,600	China Vanke Co. Ltd. - Class H	100,512	0.0
93,200	China Yangtze Power Co. Ltd. - Class A	306,743	0.1
3,500	China Zhenhua Group Science & Technology Co. Ltd. - Class A	29,028	0.0
154,000 (3)	Chinasoft International Ltd.	118,208	0.0
3,300	Chongqing Brewery Co. Ltd. - Class A	30,912	0.0
34,300	Chongqing Changan Automobile Co. Ltd. - Class A	81,407	0.0
8,950	Chongqing Zhifei Biological Products Co. Ltd. - Class A	77,092	0.0
334,000	CITIC Ltd.	333,951	0.1
44,600	CITIC Securities Co. Ltd. - Class A	128,168	0.1
104,500	CITIC Securities Co. Ltd. - Class H	213,508	0.1
95,300	CMOC Group Ltd. - Class A	69,841	0.0
177,000	CMOC Group Ltd. - Class H	96,833	0.0
4,200	CNGR Advanced Material Co. Ltd. - Class A	29,087	0.0
16,380	Contemporary Amperex Technology Co. Ltd. - Class A	377,077	0.1
12,400	COSCO SHIPPING Energy Transportation Co. Ltd. - Class A	21,400	0.0
76,000 (3)	COSCO SHIPPING Energy Transportation Co. Ltd. - Class H	71,712	0.0
59,700	COSCO SHIPPING Holdings Co. Ltd. - Class A	80,642	0.0
167,000	COSCO SHIPPING Holdings Co. Ltd. - Class H	167,913	0.1
724,000 (1)(3)	Country Garden Holdings Co. Ltd.	72,462	0.0
121,000 (3)	Country Garden Services Holdings Co. Ltd.	104,780	0.0
106,300	CRRC Corp. Ltd. - Class A	78,815	0.0
224,000	CRRC Corp. Ltd. - Class H	98,744	0.0
16,400	CSC Financial Co. Ltd. - Class A	54,713	0.0
6,900	CSPC Innovation Pharmaceutical Co. Ltd. - Class A	35,628	0.0
516,000	CSPC Pharmaceutical Group Ltd.	480,251	0.1

See Accompanying Notes to Financial Statements

34

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
56,000	Daqin Railway Co. Ltd. - Class A	$56,930	0.0
3,617 (1)	Daqo New Energy Corp., ADR	96,212	0.0
8,760	DaShenLin Pharmaceutical Group Co. Ltd. - Class A	30,752	0.0
8,500	Dongfang Electric Corp. Ltd. - Class A	17,516	0.0
146,000	Dongfeng Motor Group Co. Ltd. - Class H	72,755	0.0
25,500 (1)(2)	East Buy Holding Ltd.	90,855	0.0
54,840	East Money Information Co. Ltd. - Class A	108,660	0.0
45,000	ENN Energy Holdings Ltd.	332,300	0.1
5,300	Eoptolink Technology, Inc. Ltd. - Class A	36,748	0.0
6,100	Eve Energy Co. Ltd. - Class A	36,318	0.0
15,800	Everbright Securities Co. Ltd. - Class A	34,346	0.0
20,600 (1)	Fangda Carbon New Material Co. Ltd. - Class A	15,218	0.0
11,000	Flat Glass Group Co. Ltd. - Class A	41,388	0.0
15,000	Flat Glass Group Co. Ltd. - Class H	25,319	0.0
55,700	Focus Media Information Technology Co. Ltd. - Class A	49,676	0.0
14,420	Foshan Haitian Flavouring & Food Co. Ltd. - Class A	77,187	0.0
161,000	Fosun International Ltd.	94,647	0.0
67,200	Founder Securities Co. Ltd. - Class A	76,325	0.0
55,400	Foxconn Industrial Internet Co. Ltd. - Class A	118,019	0.0
8,900	Fuyao Glass Industry Group Co. Ltd. - Class A	46,910	0.0
35,200 (2)(3)	Fuyao Glass Industry Group Co. Ltd. - Class H	171,405	0.1
8,600	Ganfeng Lithium Group Co. Ltd. - Class A	51,889	0.0
18,600 (2)(3)	Ganfeng Lithium Group Co. Ltd. - Class H	70,270	0.0
69,900	GD Power Development Co. Ltd. - Class A	40,994	0.0
59,100 (1)(3)	GDS Holdings Ltd. - Class A	66,881	0.0
39,400	GEM Co. Ltd. - Class A	30,327	0.0
68,000 (1)	Genscript Biotech Corp.	173,066	0.1
33,700	GF Securities Co. Ltd. - Class A	67,913	0.0
48,200	GF Securities Co. Ltd. - Class H	57,719	0.0
2,300	GigaDevice Semiconductor, Inc. - Class A	29,940	0.0
12,000	GoerTek, Inc. - Class A	35,527	0.0
25,100	Goldwind Science & Technology Co. Ltd. - Class A	28,301	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
11,000	Great Wall Motor Co. Ltd. - Class A	$39,130	0.0
123,500	Great Wall Motor Co. Ltd. - Class H	160,543	0.1
9,600	Gree Electric Appliances, Inc. of Zhuhai - Class A	43,579	0.0
63,500 (3)	Greentown China Holdings Ltd.	64,757	0.0
5,600	Guangdong Haid Group Co. Ltd. - Class A	35,461	0.0
20,900	Guanghui Energy Co. Ltd. - Class A	21,030	0.0
33,900	Guangzhou Automobile Group Co. Ltd. - Class A	41,822	0.0
152,000	Guangzhou Automobile Group Co. Ltd. - Class H	70,681	0.0
4,900	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - Class A	19,757	0.0
3,500	Guangzhou Kingmed Diagnostics Group Co. Ltd. - Class A	30,885	0.0
4,900	Guangzhou Shiyuan Electronic Technology Co. Ltd. - Class A	31,611	0.0
5,500	Guangzhou Tinci Materials Technology Co. Ltd. - Class A	19,442	0.0
27,600	Guosen Securities Co. Ltd. - Class A	33,243	0.0
29,800	Guotai Junan Securities Co. Ltd. - Class A	62,532	0.0
35,100	Guoyuan Securities Co. Ltd. - Class A	33,801	0.0
11,575	H World Group Ltd., ADR	387,068	0.1
94,000 (2)(3)	Haidilao International Holding Ltd.	175,355	0.1
23,300	Haier Smart Home Co. Ltd. - Class A	69,028	0.0
135,400	Haier Smart Home Co. Ltd. - Class H	382,455	0.1
168,900 (1)	Hainan Airlines Holding Co. Ltd. - Class A	32,623	0.0
39,000	Haitian International Holdings Ltd.	96,540	0.0
41,700	Haitong Securities Co. Ltd. - Class A	55,102	0.0
151,200	Haitong Securities Co. Ltd. - Class H	80,775	0.0
24,600	Hangzhou Binjiang Real Estate Group Co. Ltd. - Class A	25,238	0.0
6,180	Hangzhou First Applied Material Co. Ltd. - Class A	21,157	0.0
9,800	Hangzhou Silan Microelectronics Co. Ltd. - Class A	31,535	0.0
70,000 (2)	Hansoh Pharmaceutical Group Co. Ltd.	141,475	0.1

See Accompanying Notes to Financial Statements

35

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
7,200	Henan Shenhuo Coal & Power Co. Ltd. - Class A	$17,067	0.0
12,100	Henan Shuanghui Investment & Development Co. Ltd. - Class A	45,597	0.0
39,000	Hengan International Group Co. Ltd.	145,174	0.1
22,700 (1)	Hengli Petrochemical Co. Ltd. - Class A	42,132	0.0
1,800	Hithink RoyalFlush Information Network Co. Ltd. - Class A	39,845	0.0
3,889 (1)	Horizon Construction Development Ltd.	2,286	0.0
37,000 (1)(2)(3)	Hua Hong Semiconductor Ltd.	89,417	0.0
23,700	Huadian Power International Corp. Ltd. - Class A	17,182	0.0
6,400	Huadong Medicine Co. Ltd. - Class A	37,436	0.0
6,300	Hualan Biological Engineering, Inc. - Class A	19,654	0.0
33,100 (1)	Huaneng Power International, Inc. - Class A	35,931	0.0
244,000 (1)	Huaneng Power International, Inc. - Class H	129,438	0.1
31,000	Huatai Securities Co. Ltd. - Class A	61,004	0.0
68,800 (2)	Huatai Securities Co. Ltd. - Class H	86,935	0.0
47,800	Huaxia Bank Co. Ltd. - Class A	37,875	0.0
11,200	Huayu Automotive Systems Co. Ltd. - Class A	25,704	0.0
2,100	Huizhou Desay Sv Automotive Co. Ltd. - Class A	38,345	0.0
5,200	Humanwell Healthcare Group Co. Ltd. - Class A	18,222	0.0
6,100	Hundsun Technologies, Inc. - Class A	24,724	0.0
21,000 (2)(3)	Hygeia Healthcare Holdings Co. Ltd.	95,063	0.0
8,037	Hygon Information Technology Co. Ltd. - Class A	80,334	0.0
5,200	IEIT Systems Co. Ltd. - Class A	24,342	0.0
7,800	Iflytek Co. Ltd. - Class A	50,939	0.0
500	Imeik Technology Development Co. Ltd. - Class A	20,730	0.0
222,900	Industrial & Commercial Bank of China Ltd. - Class A	150,224	0.1
3,640,000	Industrial & Commercial Bank of China Ltd. - Class H	1,773,930	0.5
77,900	Industrial Bank Co. Ltd. - Class A	178,067	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
33,500	Industrial Securities Co. Ltd. - Class A	$27,731	0.0
175,700 (1)	Inner Mongolia BaoTou Steel Union Co. Ltd. - Class A	36,156	0.0
21,300	Inner Mongolia Yili Industrial Group Co. Ltd. - Class A	80,371	0.0
59,400 (1)	Inner Mongolia Yitai Coal Co. Ltd. - Class B	91,519	0.0
68,000 (1)(2)(3)	Innovent Biologics, Inc.	372,399	0.1
24,271 (1)	iQIYI, Inc., ADR	118,442	0.0
5,200 (1)	Isoftstone Information Technology Group Co. Ltd. - Class A	33,842	0.0
9,300	JA Solar Technology Co. Ltd. - Class A	27,183	0.0
6,100	Jason Furniture Hangzhou Co. Ltd. - Class A	30,126	0.0
6,700	JCET Group Co. Ltd. - Class A	28,188	0.0
62,950 (1)(2)(3)	JD Health International, Inc.	315,993	0.1
121,700 (1)(2)	JD Logistics, Inc.	152,611	0.1
131,850	JD.com, Inc. - Class A	1,904,322	0.5
27,300	Jiangsu Eastern Shenghong Co. Ltd. - Class A	36,941	0.0
68,000	Jiangsu Expressway Co. Ltd. - Class H	61,186	0.0
4,600	Jiangsu Hengli Hydraulic Co. Ltd. - Class A	35,474	0.0
24,100	Jiangsu Hengrui Pharmaceuticals Co. Ltd. - Class A	153,790	0.1
4,300	Jiangsu King’s Luck Brewery JSC Ltd. - Class A	29,572	0.0
2,600	Jiangsu Pacific Quartz Co. Ltd. - Class A	31,862	0.0
4,900	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	76,010	0.0
10,400	Jiangsu Zhongtian Technology Co. Ltd. - Class A	18,306	0.0
72,000	Jiangxi Copper Co. Ltd. - Class H	101,844	0.0
22,352	Jinko Solar Co. Ltd. - Class A	27,906	0.0
12,646	Kanzhun Ltd., ADR	210,050	0.1
37,285	KE Holdings, Inc., ADR	604,390	0.2
157,000 (1)	Kingdee International Software Group Co. Ltd.	229,191	0.1
54,000	Kingsoft Corp. Ltd.	166,937	0.1
130,700 (1)(2)	Kuaishou Technology	889,312	0.2
16,113	Kuang-Chi Technologies Co. Ltd. - Class A	33,598	0.0
6,900 (1)	Kunlun Tech Co. Ltd. - Class A	36,379	0.0
4,300	Kweichow Moutai Co. Ltd. - Class A	1,046,715	0.3

See Accompanying Notes to Financial Statements

36

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
8,900	LB Group Co. Ltd. - Class A	$21,509	0.0
416,000	Lenovo Group Ltd.	582,167	0.2
21,300	Lens Technology Co. Ltd. - Class A	39,618	0.0
13,300	Lepu Medical Technology Beijing Co. Ltd. - Class A	30,308	0.0
64,500 (1)	Li Auto, Inc. - Class A	1,208,480	0.3
133,000	Li Ning Co. Ltd.	356,923	0.1
26,100	Lingyi iTech Guangdong Co. - Class A	24,844	0.0
111,500 (2)(3)	Longfor Group Holdings Ltd.	178,945	0.1
24,600	LONGi Green Energy Technology Co. Ltd. - Class A	79,421	0.0
11,217	Lufax Holding Ltd., ADR	34,436	0.0
26,200	Luxshare Precision Industry Co. Ltd. - Class A	127,226	0.1
5,443	Luzhou Laojiao Co. Ltd. - Class A	137,963	0.1
6,100	Mango Excellent Media Co. Ltd. - Class A	21,680	0.0
1,900	Maxscend Microelectronics Co. Ltd. - Class A	37,744	0.0
284,400 (1)(2)	Meituan - Class B	2,985,853	0.8
60,400	Metallurgical Corp. of China Ltd. - Class A	26,055	0.0
43,600 (1)(3)	Microport Scientific Corp.	47,033	0.0
15,600	Ming Yang Smart Energy Group Ltd. - Class A	27,568	0.0
21,000	MINISO Group Holding Ltd.	107,296	0.0
48,000	Minth Group Ltd.	97,086	0.0
3,815	Montage Technology Co. Ltd. - Class A	31,557	0.0
18,300	Muyuan Foods Co. Ltd. - Class A	106,321	0.0
27,200	NARI Technology Co. Ltd. - Class A	85,578	0.0
1,900	NAURA Technology Group Co. Ltd. - Class A	65,788	0.0
108,400	NetEase, Inc.	1,955,709	0.5
8,000	New China Life Insurance Co. Ltd. - Class A	35,142	0.0
46,300	New China Life Insurance Co. Ltd. - Class H	90,334	0.0
15,400 (1)	New Hope Liuhe Co. Ltd. - Class A	20,249	0.0
83,600 (1)	New Oriental Education & Technology Group, Inc.	609,414	0.2
9,300	Ninestar Corp. - Class A	29,672	0.0
5,000	Ningbo Orient Wires & Cables Co. Ltd. - Class A	30,134	0.0
16,900	Ningbo Shanshan Co. Ltd. - Class A	32,446	0.0
4,100	Ningbo Tuopu Group Co. Ltd. - Class A	42,411	0.0
40,700	Ningxia Baofeng Energy Group Co. Ltd. - Class A	84,768	0.0
78,304 (1)(3)	NIO, Inc., ADR	710,217	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
113,200 (2)(3)	Nongfu Spring Co. Ltd. - Class H	$655,034	0.2
4,300	Oppein Home Group, Inc. - Class A	42,203	0.0
28,300	Orient Securities Co. Ltd./ China - Class A	34,720	0.0
63,300 (1)	Pangang Group Vanadium Titanium & Resources Co. Ltd. - Class A	29,278	0.0
6,500	People.cn Co. Ltd. - Class A	25,608	0.0
573,000	People’s Insurance Co. Group of China Ltd. - Class H	176,247	0.1
82,400	PetroChina Co. Ltd. - Class A	82,001	0.0
1,178,000	PetroChina Co. Ltd. - Class H	778,411	0.2
4,300	Pharmaron Beijing Co. Ltd. - Class A	17,552	0.0
396,000	PICC Property & Casualty Co. Ltd. - Class H	471,247	0.1
65,500	Ping An Bank Co. Ltd. - Class A	86,731	0.0
35,700 (1)(2)(3)	Ping An Healthcare and Technology Co. Ltd.	81,357	0.0
42,300	Ping An Insurance Group Co. of China Ltd. - Class A	240,646	0.1
368,000	Ping An Insurance Group Co. of China Ltd. - Class H	1,666,046	0.4
1,108	Piotech, Inc. - Class A	36,119	0.0
38,800	Poly Developments and Holdings Group Co. Ltd. - Class A	54,202	0.0
29,200 (2)(3)	Pop Mart International Group Ltd.	75,765	0.0
103,400	Postal Savings Bank of China Co. Ltd. - Class A	63,439	0.0
441,000 (2)(3)	Postal Savings Bank of China Co. Ltd. - Class H	210,855	0.1
52,800	Power Construction Corp. of China Ltd. - Class A	36,401	0.0
6,187	Qifu Technology, Inc., ADR	97,878	0.0
18,900 (1)	Qinghai Salt Lake Industry Co. Ltd. - Class A	42,509	0.0
34,200	Rongsheng Petrochemical Co. Ltd. - Class A	49,916	0.0
31,200	SAIC Motor Corp. Ltd. - Class A	59,521	0.0
19,000	Sanan Optoelectronics Co. Ltd. - Class A	37,090	0.0
2,800 (1)	Sangfor Technologies, Inc. - Class A	28,533	0.0
62,000	Sany Heavy Equipment International Holdings Co. Ltd.	60,007	0.0
28,100	Sany Heavy Industry Co. Ltd. - Class A	54,562	0.0
11,900 (1)	Satellite Chemical Co. Ltd. - Class A	24,762	0.0

See Accompanying Notes to Financial Statements

37

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
22,100	SDIC Power Holdings Co. Ltd. - Class A	$41,070	0.0
6,000 (1)	Seres Group Co. Ltd. - Class A	64,447	0.0
16,400	SF Holding Co. Ltd. - Class A	93,529	0.0
1,420	SG Micro Corp. - Class A	17,811	0.0
30,900	Shaanxi Coal Industry Co. Ltd. - Class A	91,055	0.0
26,700	Shan Xi Hua Yang Group New Energy Co. Ltd. - Class A	36,750	0.0
20,700	Shandong Gold Mining Co. Ltd. - Class A	66,681	0.0
34,750 (2)(3)	Shandong Gold Mining Co. Ltd. - Class H	65,933	0.0
7,500	Shandong Hualu Hengsheng Chemical Co. Ltd. - Class A	29,176	0.0
11,500	Shandong Linglong Tyre Co. Ltd. - Class A	31,169	0.0
138,000 (3)	Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	134,492	0.1
7,500	Shanghai Bairun Investment Holding Group Co. Ltd. - Class A	26,014	0.0
6,940	Shanghai Baosight Software Co. Ltd. - Class A	47,743	0.0
41,604	Shanghai Baosight Software Co. Ltd. - Class B	88,209	0.0
48,400 (1)	Shanghai Electric Group Co. Ltd. - Class A	28,455	0.0
13,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class A	45,877	0.0
17,500 (3)	Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	38,116	0.0
4,144	Shanghai Fudan Microelectronics Group Co. Ltd. - Class A	22,571	0.0
3,900 (1)	Shanghai International Airport Co. Ltd. - Class A	18,026	0.0
6,200	Shanghai Jinjiang International Hotels Co. Ltd. - Class A	26,148	0.0
5,112 (1)	Shanghai Junshi Biosciences Co. Ltd. - Class A	30,139	0.0
3,000	Shanghai M&G Stationery, Inc. - Class A	15,883	0.0
59,200	Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	86,612	0.0
105,600	Shanghai Pudong Development Bank Co. Ltd. - Class A	98,598	0.0
5,510	Shanghai Putailai New Energy Technology Co. Ltd. - Class A	16,250	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
25,600	Shanghai RAAS Blood Products Co. Ltd. - Class A	$28,874	0.0
4,733	Shanghai United Imaging Healthcare Co. Ltd. - Class A	91,428	0.0
31,000	Shanghai Yuyuan Tourist Mart Group Co. Ltd. - Class A	27,150	0.0
10,400	Shanghai Zhangjiang High- Tech Park Development Co. Ltd. - Class A	28,251	0.0
28,000	Shanxi Coking Coal Energy Group Co. Ltd. - Class A	39,003	0.0
10,500	Shanxi Lu’an Environmental Energy Development Co. Ltd. - Class A	32,438	0.0
32,800 (1)	Shanxi Meijin Energy Co. Ltd. - Class A	30,787	0.0
4,400	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - Class A	143,218	0.1
8,800	Shengyi Technology Co. Ltd. - Class A	22,726	0.0
1,600	Shennan Circuits Co. Ltd. - Class A	16,015	0.0
91,000	Shenwan Hongyuan Group Co. Ltd. - Class A	56,988	0.0
5,500	Shenzhen Capchem Technology Co. Ltd. - Class A	36,677	0.0
3,800	Shenzhen Inovance Technology Co. Ltd. - Class A	33,848	0.0
8,260	Shenzhen Kangtai Biological Products Co. Ltd. - Class A	31,621	0.0
4,500	Shenzhen Mindray Bio- Medical Electronics Co. Ltd. - Class A	184,522	0.1
2,800	Shenzhen New Industries Biomedical Engineering Co. Ltd. - Class A	30,873	0.0
58,900 (1)	Shenzhen Overseas Chinese Town Co. Ltd. - Class A	25,859	0.0
3,082	Shenzhen Transsion Holdings Co. Ltd. - Class A	60,121	0.0
46,200	Shenzhou International Group Holdings Ltd.	473,959	0.1
10,600	Shijiazhuang Yiling Pharmaceutical Co. Ltd. - Class A	34,475	0.0
15,800	Sichuan Chuantou Energy Co. Ltd. - Class A	33,684	0.0
4,500	Sichuan Kelun Pharmaceutical Co. Ltd. - Class A	18,434	0.0
24,940	Sichuan Road and Bridge Group Co. Ltd. - Class A	26,347	0.0

See Accompanying Notes to Financial Statements

38

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
3,800	Sichuan Swellfun Co. Ltd. - Class A	$31,530	0.0
19,000	Silergy Corp.	308,387	0.1
12,600	Sinoma Science & Technology Co. Ltd. - Class A	28,275	0.0
75,600	Sinopharm Group Co. Ltd. - Class H	198,132	0.1
42,500	Sinotruk Hong Kong Ltd.	83,429	0.0
3,920 (1)	Skshu Paint Co. Ltd. - Class A	26,314	0.0
111,000 (2)	Smoore International Holdings Ltd.	92,514	0.0
19,900	Songcheng Performance Development Co. Ltd. - Class A	27,694	0.0
1,000	StarPower Semiconductor Ltd. - Class A	25,508	0.0
4,900	Sungrow Power Supply Co. Ltd. - Class A	60,499	0.0
40,300 (3)	Sunny Optical Technology Group Co. Ltd.	366,363	0.1
13,500	Sunwoda Electronic Co. Ltd. - Class A	28,100	0.0
12,300	Suzhou Dongshan Precision Manufacturing Co. Ltd. - Class A	31,501	0.0
1,760	Suzhou Maxwell Technologies Co. Ltd. - Class A	32,140	0.0
2,900	Suzhou TFC Optical Communication Co. Ltd. - Class A	37,300	0.0
24,724 (1)	TAL Education Group, ADR	312,264	0.1
17,530	TBEA Co. Ltd. - Class A	34,104	0.0
69,040 (1)	TCL Technology Group Corp. - Class A	41,851	0.0
11,025	TCL Zhonghuan Renewable Energy Technology Co. Ltd. - Class A	24,298	0.0
373,800	Tencent Holdings Ltd.	14,112,772	3.5
42,370 (1)	Tencent Music Entertainment Group, ADR	381,754	0.1
4,700	Tianqi Lithium Corp. - Class A	36,962	0.0
32,300	Tianshan Aluminum Group Co. Ltd. - Class A	27,372	0.0
18,400	Tianshui Huatian Technology Co. Ltd. - Class A	22,102	0.0
120,000	Tingyi Cayman Islands Holding Corp.	146,351	0.1
14,400 (1)	Titan Wind Energy Suzhou Co. Ltd. - Class A	23,544	0.0
74,800 (1)	Tongcheng Travel Holdings Ltd.	138,533	0.1
8,400 (1)	Tongkun Group Co. Ltd. - Class A	17,922	0.0
14,000	Tongwei Co. Ltd. - Class A	49,390	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,400 (1)	Topchoice Medical Corp. - Class A	$25,864	0.0
117,000 (2)	Topsports International Holdings Ltd.	91,237	0.0
59,000	TravelSky Technology Ltd. - Class H	102,018	0.0
6,049	Trina Solar Co. Ltd. - Class A	24,341	0.0
30,800 (1)	Trip.com Group Ltd.	1,105,664	0.3
2,600	Tsingtao Brewery Co. Ltd. - Class A	27,406	0.0
36,000 (3)	Tsingtao Brewery Co. Ltd. - Class H	241,895	0.1
2,900 (1)	Unigroup Guoxin Microelectronics Co. Ltd. - Class A	27,566	0.0
8,900 (1)	Unisplendour Corp. Ltd. - Class A	24,268	0.0
20,031 (1)	Vipshop Holdings Ltd., ADR	355,751	0.1
10,600	Walvax Biotechnology Co. Ltd. - Class A	35,124	0.0
11,800	Wanhua Chemical Group Co. Ltd. - Class A	127,902	0.1
5,028	Weibo Corp., ADR	55,057	0.0
31,000	Weichai Power Co. Ltd. - Class A	59,621	0.0
103,000	Weichai Power Co. Ltd. - Class H	172,077	0.1
23,900	Wens Foodstuffs Group Co. Ltd. - Class A	67,600	0.0
25,900	Western Securities Co. Ltd. - Class A	23,268	0.0
4,894	Western Superconducting Technologies Co. Ltd. - Class A	36,732	0.0
4,700	Will Semiconductor Co. Ltd. Shanghai - Class A	70,712	0.0
4,600 (1)	Wingtech Technology Co. Ltd. - Class A	27,438	0.0
15,200	Wuliangye Yibin Co. Ltd. - Class A	300,890	0.1
10,300	WUS Printed Circuit Kunshan Co. Ltd. - Class A	32,094	0.0
9,392	WuXi AppTec Co. Ltd. - Class A	96,384	0.0
20,000 (2)	WuXi AppTec Co. Ltd. - Class H	203,762	0.1
215,000 (1)(2)	Wuxi Biologics Cayman, Inc.	813,185	0.2
42,900	XCMG Construction Machinery Co. Ltd. - Class A	33,030	0.0
22,500	Xiamen C & D, Inc. - Class A	30,583	0.0
864,000 (1)(2)	Xiaomi Corp. - Class B	1,730,113	0.4
15,000	Xinjiang Daqo New Energy Co. Ltd. - Class A	62,543	0.0
276,000	Xinyi Solar Holdings Ltd.	161,362	0.1
60,300 (1)	XPeng, Inc. - Class A	439,253	0.1

See Accompanying Notes to Financial Statements

39

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
77,000	Xtep International Holdings Ltd.	$43,528	0.0
74,000 (2)(3)	Yadea Group Holdings Ltd.	130,342	0.1
15,350	Yankuang Energy Group Co. Ltd. - Class A	42,875	0.0
124,000 (3)	Yankuang Energy Group Co. Ltd. - Class H	235,857	0.1
3,940	Yealink Network Technology Corp. Ltd. - Class A	16,412	0.0
3,260	Yifeng Pharmacy Chain Co. Ltd. - Class A	18,408	0.0
5,100	Yihai Kerry Arawana Holdings Co. Ltd. - Class A	24,016	0.0
8,900	Yintai Gold Co. Ltd. - Class A	18,775	0.0
3,860	YongXing Special Materials Technology Co. Ltd. - Class A	28,387	0.0
11,300	Yonyou Network Technology Co. Ltd. - Class A	28,332	0.0
11,400	YTO Express Group Co. Ltd. - Class A	19,755	0.0
23,240	Yum China Holdings, Inc.	986,073	0.3
21,300	Yunda Holding Co. Ltd. - Class A	22,397	0.0
12,700	Yunnan Aluminium Co. Ltd. - Class A	21,884	0.0
6,900	Yunnan Baiyao Group Co. Ltd. - Class A	47,828	0.0
13,400	Yunnan Yuntianhua Co. Ltd. - Class A	29,467	0.0
51,900 (1)(3)	Zai Lab Ltd.	140,488	0.1
4,900	Zangge Mining Co. Ltd. - Class A	17,506	0.0
2,100	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - Class A	71,626	0.0
80,500 (3)	Zhaojin Mining Industry Co. Ltd. - Class H	100,007	0.0
41,200 (1)	Zhejiang Century Huatong Group Co. Ltd. - Class A	29,975	0.0
17,000	Zhejiang China Commodities City Group Co. Ltd. - Class A	17,545	0.0
6,800	Zhejiang Chint Electrics Co. Ltd. - Class A	20,624	0.0
12,100	Zhejiang Dahua Technology Co. Ltd. - Class A	31,475	0.0
96,600	Zhejiang Expressway Co. Ltd. - Class H	64,489	0.0
4,900	Zhejiang Huayou Cobalt Co. Ltd. - Class A	22,746	0.0
4,400	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. - Class A	27,348	0.0
27,800 (1)(2)	Zhejiang Leapmotor Technology Co. Ltd.	127,233	0.1
11,800	Zhejiang NHU Co. Ltd. - Class A	28,218	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
12,500	Zhejiang Weixing New Building Materials Co. Ltd. - Class A	$25,518	0.0
93,900 (1)	Zhejiang Zheneng Electric Power Co. Ltd. - Class A	61,036	0.0
43,900 (1)(2)(3)	ZhongAn Online P&C Insurance Co. Ltd. - Class H	100,597	0.0
3,300	Zhongji Innolight Co. Ltd. - Class A	52,387	0.0
50,500	Zhongsheng Group Holdings Ltd.	120,959	0.1
21,200	Zhongtai Securities Co. Ltd. - Class A	20,507	0.0
31,000	Zhuzhou CRRC Times Electric Co. Ltd. - Class H	88,550	0.0
84,500	Zijin Mining Group Co. Ltd. - Class A	148,322	0.1
300,000	Zijin Mining Group Co. Ltd. - Class H	489,051	0.1
26,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. - Class A	24,127	0.0
19,400	ZTE Corp. - Class A	72,406	0.0
36,200	ZTE Corp. - Class H	80,903	0.0
24,517	ZTO Express Cayman, Inc., ADR	521,722	0.2
		93,862,871	23.3
	Colombia: 0.1%
14,798	Bancolombia SA - Preference Shares	126,774	0.1
25,404	Interconexion Electrica SA ESP	101,476	0.0
		228,250	0.1
	Czechia: 0.2%
8,995	CEZ AS	385,521	0.1
4,570	Komercni Banka AS	147,985	0.1
20,375 (2)	Moneta Money Bank AS	85,251	0.0
		618,757	0.2
	Egypt: 0.1%
147,081	Commercial International Bank Egypt SAE	346,961	0.1
52,463	Eastern Co. SAE	47,619	0.0
40,072 (1)	EFG Holding S.A.E.	21,601	0.0
		416,181	0.1
	Greece: 0.5%
130,426 (1)	Alpha Services and Holdings SA	221,547	0.1
145,733 (1)	Eurobank Ergasias Services and Holdings SA	258,927	0.1
11,388	Hellenic Telecommunications Organization SA	162,216	0.0
6,786	Jumbo SA	188,184	0.1
3,743	Motor Oil Hellas Corinth Refineries SA	98,178	0.0
5,733	Mytilineos SA	232,272	0.1
44,325 (1)	National Bank of Greece SA	307,958	0.1
10,580	OPAP SA	179,518	0.0

See Accompanying Notes to Financial Statements

40

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Greece (continued)
39,724 (1)	Piraeus Financial Holdings SA	$140,374	0.0
11,097 (1)	Public Power Corp. SA	136,734	0.0
		1,925,908	0.5
	Hong Kong: 1.4%
306,000 (1)(3)	Alibaba Health Information Technology Ltd.	166,380	0.1
30,500	Beijing Enterprises Holdings Ltd.	106,067	0.0
226,000	Beijing Enterprises Water Group Ltd.	50,373	0.0
228,000	Bosideng International Holdings Ltd.	102,559	0.0
172,000	Brilliance China Automotive Holdings Ltd.	95,803	0.0
44,000	C&D International Investment Group Ltd.	93,558	0.0
244,000	China Everbright Environment Group Ltd.	79,428	0.0
154,800	China Gas Holdings Ltd.	152,946	0.1
82,000	China Medical System Holdings Ltd.	145,315	0.0
88,810	China Merchants Port Holdings Co. Ltd.	121,026	0.0
216,000	China Overseas Land & Investment Ltd.	381,085	0.1
70,000	China Overseas Property Holdings Ltd.	52,532	0.0
279,000 (3)	China Power International Development Ltd.	102,628	0.0
92,000	China Resources Beer Holdings Co. Ltd.	403,691	0.1
52,300	China Resources Gas Group Ltd.	171,655	0.1
182,000	China Resources Land Ltd.	653,020	0.2
110,000 (3)	China Resources Power Holdings Co. Ltd.	220,424	0.1
348,000 (1)(3)	China Ruyi Holdings Ltd.	77,171	0.0
122,000 (3)	China State Construction International Holdings Ltd.	141,179	0.0
86,800	China Taiping Insurance Holdings Co. Ltd.	74,852	0.0
190,000 (3)	China Traditional Chinese Medicine Holdings Co. Ltd.	95,601	0.0
120,800 (3)	Chow Tai Fook Jewellery Group Ltd.	179,969	0.1
70,000 (3)	COSCO SHIPPING Ports Ltd.	50,603	0.0
105,000 (3)	Far East Horizon Ltd.	82,641	0.0
1,242,000 (3)	GCL Technology Holdings Ltd.	197,228	0.1
342,000	Geely Automobile Holdings Ltd.	376,751	0.1
178,000	Guangdong Investment Ltd.	129,560	0.0
43,500	Kingboard Holdings Ltd.	104,034	0.0
54,500	Kingboard Laminates Holdings Ltd.	46,909	0.0
232,000	Kunlun Energy Co. Ltd.	209,372	0.1
88,000 (1)	Nine Dragons Paper Holdings Ltd.	43,356	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
8,000 (3)	Orient Overseas International Ltd.	$111,728	0.0
598,000	Sino Biopharmaceutical Ltd.	266,015	0.1
20,000	Vinda International Holdings Ltd.	58,316	0.0
290,000	Want Want China Holdings Ltd.	175,296	0.1
90,200	Yuexiu Property Co. Ltd.	73,554	0.0
		5,592,625	1.4
	Hungary: 0.3%
24,641	MOL Hungarian Oil & Gas PLC	200,729	0.0
13,386	OTP Bank Nyrt	609,764	0.2
8,148	Richter Gedeon Nyrt	205,512	0.1
		1,016,005	0.3
	India: 16.5%
3,089	ABB India Ltd.	173,480	0.0
9,553	Adani Enterprises Ltd.	326,669	0.1
17,832 (1)	Adani Green Energy Ltd.	342,240	0.1
29,323	Adani Ports & Special Economic Zone Ltd.	360,483	0.1
42,474 (1)	Adani Power Ltd.	268,047	0.1
33,230	Ambuja Cements Ltd.	207,811	0.1
9,310	APL Apollo Tubes Ltd.	171,829	0.0
5,741	Apollo Hospitals Enterprise Ltd.	393,283	0.1
81,941	Ashok Leyland Ltd.	178,646	0.0
21,604	Asian Paints Ltd.	882,881	0.2
6,949	Astral Ltd.	159,207	0.0
9,625 (2)	AU Small Finance Bank Ltd.	90,994	0.0
14,965	Aurobindo Pharma Ltd.	194,861	0.1
9,198 (1)(2)	Avenue Supermarts Ltd.	451,115	0.1
127,193	Axis Bank Ltd.	1,683,320	0.4
3,921	Bajaj Auto Ltd.	320,187	0.1
15,149	Bajaj Finance Ltd.	1,332,981	0.3
21,403	Bajaj Finserv Ltd.	433,282	0.1
1,499	Bajaj Holdings & Investment Ltd.	138,190	0.0
4,472	Balkrishna Industries Ltd.	137,974	0.0
41,792 (2)	Bandhan Bank Ltd.	121,111	0.0
59,550	Bank of Baroda	165,229	0.0
17,488	Berger Paints India Ltd.	127,072	0.0
210,483	Bharat Electronics Ltd.	465,643	0.1
14,169	Bharat Forge Ltd.	210,729	0.1
41,869	Bharat Petroleum Corp. Ltd.	226,746	0.1
125,207	Bharti Airtel Ltd.	1,552,200	0.4
6,206	Britannia Industries Ltd.	398,017	0.1
35,408	CG Power & Industrial Solutions Ltd.	193,278	0.1
23,488	Cholamandalam Investment and Finance Co. Ltd.	355,266	0.1
29,837	Cipla Ltd./India	446,689	0.1
87,615	Coal India Ltd.	395,634	0.1
7,381	Colgate-Palmolive India Ltd.	224,287	0.1
14,717	Container Corp. Of India Ltd.	151,904	0.0
7,904	Cummins India Ltd.	186,440	0.0

See Accompanying Notes to Financial Statements

41

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
35,303	Dabur India Ltd.	$236,299	0.1
6,658	Divi’s Laboratories Ltd.	312,164	0.1
35,440	DLF Ltd.	309,066	0.1
6,171	Dr Reddy’s Laboratories Ltd.	430,106	0.1
7,849	Eicher Motors Ltd.	390,645	0.1
131,652	GAIL India Ltd.	256,311	0.1
23,408	Godrej Consumer Products Ltd.	318,088	0.1
7,161 (1)	Godrej Properties Ltd.	173,096	0.0
15,216	Grasim Industries Ltd.	390,111	0.1
14,962	Havells India Ltd.	245,835	0.1
53,208	HCL Technologies Ltd.	936,395	0.2
4,772 (2)	HDFC Asset Management Co. Ltd.	183,716	0.0
156,479	HDFC Bank Ltd.	3,204,067	0.8
54,381 (2)	HDFC Life Insurance Co. Ltd.	422,548	0.1
6,170	Hero MotoCorp Ltd.	306,696	0.1
68,443	Hindalco Industries Ltd.	504,837	0.1
11,146	Hindustan Aeronautics Ltd.	375,452	0.1
32,157 (1)	Hindustan Petroleum Corp. Ltd.	154,153	0.0
45,559	Hindustan Unilever Ltd.	1,457,767	0.4
289,523	ICICI Bank Ltd.	3,459,742	0.9
13,877 (2)	ICICI Lombard General Insurance Co. Ltd.	236,690	0.1
20,273 (2)	ICICI Prudential Life Insurance Co. Ltd.	130,180	0.0
199,863 (1)	IDFC First Bank Ltd.	213,281	0.1
47,077	Indian Hotels Co. Ltd.	247,862	0.1
155,993	Indian Oil Corp. Ltd.	243,294	0.1
13,957	Indian Railway Catering & Tourism Corp. Ltd.	148,764	0.0
18,094	Indraprastha Gas Ltd.	90,883	0.0
15,810	IndusInd Bank Ltd.	303,476	0.1
3,934	Info Edge India Ltd.	242,814	0.1
185,922	Infosys Ltd.	3,441,506	0.9
7,730 (1)(2)	InterGlobe Aviation Ltd.	275,390	0.1
165,558	ITC Ltd.	918,971	0.2
20,556	Jindal Steel & Power Ltd.	184,567	0.0
34,704	JSW Steel Ltd.	366,753	0.1
22,753	Jubilant Foodworks Ltd.	154,416	0.0
60,998	Kotak Mahindra Bank Ltd.	1,397,620	0.4
37,714	Larsen & Toubro Ltd.	1,597,108	0.4
5,139 (2)	LTIMindtree Ltd.	388,325	0.1
11,751	Lupin Ltd.	186,719	0.0
13,124 (2)	Macrotech Developers Ltd.	161,228	0.0
51,911	Mahindra & Mahindra Ltd.	1,078,118	0.3
30,576	Marico Ltd.	201,472	0.1
7,584	Maruti Suzuki India Ltd.	938,372	0.2
43,006	Max Healthcare Institute Ltd.	354,663	0.1
4,498	Mphasis Ltd.	147,900	0.0
113	MRF Ltd.	175,904	0.0
6,860	Muthoot Finance Ltd.	121,632	0.0
1,905	Nestle India Ltd.	608,210	0.2
243,409	NTPC Ltd.	909,386	0.2
177,611	Oil & Natural Gas Corp. Ltd.	437,282	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
12,540 (1)	One 97 Communications Ltd.	$95,647	0.0
353	Page Industries Ltd.	163,294	0.0
2,822	Persistent Systems Ltd.	250,312	0.1
43,498	Petronet LNG Ltd.	116,313	0.0
4,896	PI Industries Ltd.	206,788	0.1
9,004	Pidilite Industries Ltd.	293,621	0.1
2,566	Polycab India Ltd.	169,038	0.0
81,093	Power Finance Corp. Ltd.	372,600	0.1
259,555	Power Grid Corp. of India Ltd.	739,303	0.2
71,752	REC Ltd.	355,711	0.1
170,167	Reliance Industries Ltd.	5,281,635	1.3
175,984 (1)	Reliance Strategic Investments Ltd.	492,011	0.1
135,758	Samvardhana Motherson International Ltd.	166,218	0.0
16,058	SBI Cards & Payment Services Ltd.	146,524	0.0
25,302 (2)	SBI Life Insurance Co. Ltd.	435,442	0.1
535	Shree Cement Ltd.	184,148	0.0
15,990	Shriram Finance Ltd.	394,437	0.1
5,148	Siemens Ltd.	248,842	0.1
23,781 (2)	Sona Blw Precision Forgings Ltd.	184,052	0.0
8,743	SRF Ltd.	260,313	0.1
99,432	State Bank of India	766,488	0.2
53,620	Sun Pharmaceutical Industries Ltd.	811,156	0.2
3,579	Supreme Industries Ltd.	195,304	0.1
497,926 (1)	Suzlon Energy Ltd.	228,384	0.1
6,113	Tata Communications Ltd.	129,989	0.0
51,174	Tata Consultancy Services Ltd.	2,330,663	0.6
31,944	Tata Consumer Products Ltd.	416,988	0.1
2,005	Tata Elxsi Ltd.	210,793	0.1
98,084	Tata Motors Ltd.	918,911	0.2
15,240	Tata Motors Ltd. - DVR Shares	95,016	0.0
80,163	Tata Power Co. Ltd.	319,649	0.1
413,209	Tata Steel Ltd.	692,596	0.2
30,660	Tech Mahindra Ltd.	468,362	0.1
19,367	Titan Co. Ltd.	854,801	0.2
5,890	Torrent Pharmaceuticals Ltd.	163,099	0.0
10,070	Trent Ltd.	369,492	0.1
5,904	Tube Investments of India Ltd.	251,168	0.1
13,614	TVS Motor Co. Ltd.	331,269	0.1
6,503	UltraTech Cement Ltd.	820,361	0.2
16,343	United Spirits Ltd.	219,359	0.1
25,807	UPL Ltd.	182,010	0.0
25,704	Varun Beverages Ltd.	381,843	0.1
49,932	Vedanta Ltd.	155,021	0.0
75,117	Wipro Ltd.	426,103	0.1
743,003 (1)	Yes Bank Ltd.	191,404	0.1
286,328 (1)	Zomato Ltd.	424,991	0.1
		66,349,074	16.5

See Accompanying Notes to Financial Statements

42

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia: 1.9%
782,900	Adaro Energy Indonesia Tbk PT	$120,918	0.0
376,500 (1)	Amman Mineral Internasional PT	160,213	0.1
474,500	Aneka Tambang Tbk	52,546	0.0
1,140,800	Astra International Tbk PT	418,356	0.1
3,100,000	Bank Central Asia Tbk PT	1,893,169	0.5
2,099,900	Bank Mandiri Persero Tbk PT	824,920	0.2
851,500	Bank Negara Indonesia Persero Tbk PT	297,122	0.1
3,801,000	Bank Rakyat Indonesia Persero Tbk PT	1,412,710	0.4
1,620,700	Barito Pacific Tbk PT	139,914	0.1
401,400	Charoen Pokphand Indonesia Tbk PT	131,002	0.0
46,506,900 (1)	GoTo Gojek Tokopedia Tbk PT	259,267	0.1
150,100	Indah Kiat Pulp & Paper Tbk PT	81,128	0.0
129,800	Indofood CBP Sukses Makmur Tbk PT	89,046	0.0
250,400	Indofood Sukses Makmur Tbk PT	104,903	0.0
1,142,600	Kalbe Farma Tbk PT	119,519	0.0
548,900 (1)	Merdeka Copper Gold Tbk PT	96,222	0.0
1,120,200	Sarana Menara Nusantara Tbk PT	71,942	0.0
207,800	Semen Indonesia Persero Tbk PT	86,363	0.0
1,052,300	Sumber Alfaria Trijaya Tbk PT	200,249	0.1
2,806,100	Telkom Indonesia Persero Tbk PT	719,894	0.2
425,800	Unilever Indonesia Tbk PT	97,621	0.0
82,100	United Tractors Tbk PT	120,635	0.0
		7,497,659	1.9
	Ireland: 1.2%
33,541 (1)	PDD Holdings, Inc., ADR	4,907,384	1.2

	Kuwait: 0.7%
83,661 (1)	Agility Public Warehousing Co. KSC	138,485	0.0
81,678	Boubyan Bank KSCP	159,464	0.0
123,920	Gulf Bank KSCP	113,288	0.0
450,434	Kuwait Finance House KSCP	1,063,773	0.3
36,300	Mabanee Co. KPSC	99,546	0.0
110,595	Mobile Telecommunications Co. KSCP	182,492	0.1
417,708	National Bank of Kuwait SAKP	1,215,207	0.3
		2,972,255	0.7
	Luxembourg: 0.1%
8,099	Reinet Investments SCA	206,414	0.1

	Malaysia: 1.3%
104,200	AMMB Holdings Bhd	90,886	0.0
159,200	Axiata Group Bhd	82,417	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Malaysia (continued)
195,700	CELCOMDIGI BHD	$173,581	0.1
358,600	CIMB Group Holdings Bhd	456,564	0.1
173,700	Dialog Group Bhd	78,247	0.0
101,800	Gamuda Bhd	101,689	0.0
112,700	Genting Bhd	113,274	0.0
158,300	Genting Malaysia Bhd	92,632	0.0
39,300	Hong Leong Bank Bhd	161,617	0.1
122,100	IHH Healthcare Bhd	160,266	0.1
165,800	Inari Amertron Bhd	108,480	0.0
135,800	IOI Corp. Bhd	116,139	0.0
27,000	Kuala Lumpur Kepong Bhd	128,138	0.0
308,000	Malayan Banking Bhd	595,750	0.2
49,600	Malaysia Airports Holdings Bhd	79,454	0.0
139,900	Maxis Bhd	117,218	0.0
83,200	MISC Bhd	131,949	0.1
120,000 (2)	MR DIY Group M Bhd	37,867	0.0
4,200	Nestle Malaysia Bhd	107,491	0.0
159,300	Petronas Chemicals Group Bhd	248,157	0.1
17,500	Petronas Dagangan Bhd	83,177	0.0
43,600	Petronas Gas Bhd	165,101	0.1
34,400	PPB Group Bhd	108,403	0.0
209,600	Press Metal Aluminium Holdings Bhd	219,303	0.1
822,100	Public Bank Bhd	767,252	0.2
69,700	QL Resources Bhd	86,613	0.0
90,400	RHB Bank Bhd	107,199	0.0
153,300	Sime Darby Bhd	78,387	0.0
121,700	Sime Darby Plantation Bhd	117,979	0.0
62,900	Telekom Malaysia Bhd	75,935	0.0
145,600	Tenaga Nasional Bhd	318,101	0.1
		5,309,266	1.3
	Mexico: 2.7%
182,608	Alfa SAB de CV - Class A	146,142	0.0
1,056,207 (1)	America Movil SAB de CV	979,018	0.2
28,926	Arca Continental SAB de CV	316,294	0.1
41,878 (2)	Banco del Bajio SA	140,226	0.0
843,994 (1)	Cemex SAB de CV	656,567	0.2
28,808	Coca-Cola Femsa SAB de CV	273,524	0.1
164,840	Fibra Uno Administracion SA de CV	296,073	0.1
107,845	Fomento Economico Mexicano SAB de CV	1,406,475	0.4
10,368	Gruma SAB de CV - Class B	189,733	0.1
16,300	Grupo Aeroportuario del Centro Norte SAB de CV	172,388	0.0
21,989	Grupo Aeroportuario del Pacifico SAB de CV - Class B	385,691	0.1
10,999	Grupo Aeroportuario del Sureste SAB de CV - Class B	323,208	0.1
73,771	Grupo Bimbo SAB de CV	373,004	0.1
31,641	Grupo Carso SAB de CV	352,577	0.1

See Accompanying Notes to Financial Statements

43

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico (continued)
144,769	Grupo Financiero Banorte SAB de CV - Class O	$1,458,688	0.4
102,512 (1)	Grupo Financiero Inbursa SAB de CV - Class O	280,775	0.1
174,498	Grupo Mexico SAB de CV	969,856	0.2
11,412 (1)	Industrias Penoles SAB de CV	166,472	0.0
82,649	Kimberly-Clark de Mexico SAB de CV - Class A	185,195	0.0
70,562	Operadora De Sites Mexicanos SAB de CV - Class 1	98,939	0.0
59,168	Orbia Advance Corp. SAB de CV	130,977	0.0
39,400	Prologis Property Mexico SA de CV	186,779	0.1
10,355	Promotora y Operadora de Infraestructura SAB de CV	111,752	0.0
290,879	Wal-Mart de Mexico SAB de CV	1,222,887	0.3
		10,823,240	2.7
	Netherlands: 0.0%
28,620	NEPI Rockcastle NV	197,731	0.0

	Peru: 0.2%
12,998	Cia de Minas Buenaventura SAA, ADR	198,089	0.1
3,860	Credicorp Ltd.	578,730	0.1
		776,819	0.2
	Philippines: 0.6%
96,690	Aboitiz Equity Ventures, Inc.	77,855	0.0
14,620	Ayala Corp.	179,761	0.0
373,700	Ayala Land, Inc.	232,295	0.1
111,255	Bank of the Philippine Islands	208,433	0.1
134,190	BDO Unibank, Inc.	316,141	0.1
57,190	International Container Terminal Services, Inc.	254,913	0.1
154,240	JG Summit Holdings, Inc.	106,262	0.0
25,100	Jollibee Foods Corp.	113,909	0.0
15,920	Manila Electric Co.	114,670	0.0
105,760	Metropolitan Bank & Trust Co.	97,962	0.0
4,460	PLDT, Inc.	102,997	0.0
13,770	SM Investments Corp.	216,745	0.1
569,200	SM Prime Holdings, Inc.	338,179	0.1
51,780	Universal Robina Corp.	110,428	0.0
		2,470,550	0.6
	Poland: 0.9%
29,871 (1)(2)	Allegro.eu SA	252,834	0.1
10,265	Bank Polska Kasa Opieki SA	396,878	0.1
761	Budimex SA	121,087	0.0
3,805 (3)	CD Projekt SA	111,243	0.0
13,601 (1)	Cyfrowy Polsat SA	42,624	0.0
2,751 (1)(2)	Dino Polska SA	322,102	0.1
7,885	KGHM Polska Miedz SA	245,963	0.1
61	L.P. SA	250,992	0.1
853 (1)	mBank SA	115,984	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Poland (continued)
49,345 (1)	PGE Polska Grupa Energetyczna SA	$108,858	0.0
31,912	Polski Koncern Naftowy ORLEN SA	531,335	0.1
49,482 (1)	Powszechna Kasa Oszczednosci Bank Polski SA	633,065	0.1
33,508	Powszechny Zaklad Ubezpieczen SA	402,489	0.1
2,069	Santander Bank Polska SA	257,650	0.1
		3,793,104	0.9
	Qatar: 0.9%
113,206	Barwa Real Estate Co.	89,498	0.0
182,097	Commercial Bank PSQC	297,577	0.1
106,457	Dukhan Bank	116,799	0.0
84,827	Industries Qatar QSC	300,099	0.1
323,785	Masraf Al Rayan QSC	230,500	0.1
266,408	Mesaieed Petrochemical Holding Co.	129,509	0.0
46,746	Ooredoo QPSC	139,943	0.0
24,765	Qatar Electricity & Water Co. QSC	123,009	0.0
34,976	Qatar Fuel QSC	156,905	0.1
145,863	Qatar Gas Transport Co. Ltd.	138,561	0.0
58,403	Qatar International Islamic Bank QSC	169,065	0.1
94,039	Qatar Islamic Bank SAQ	539,801	0.1
256,506	Qatar National Bank QPSC	1,130,194	0.3
		3,561,460	0.9
	Saudi Arabia: 4.1%
5,283	ACWA Power Co.	362,075	0.1
7,705	Advanced Petrochemical Co.	81,004	0.0
109,378	Al Rajhi Bank	2,536,040	0.6
55,458	Alinma Bank	572,673	0.2
13,711	Almarai Co. JSC	205,482	0.1
39,080	Arab National Bank	264,181	0.1
1,304	Arabian Internet & Communications Services Co.	120,315	0.0
27,383	Bank AlBilad	327,848	0.1
24,664 (1)	Bank Al-Jazira	122,918	0.0
32,884	Banque Saudi Fransi	350,616	0.1
4,524	Bupa Arabia for Cooperative Insurance Co.	257,204	0.1
4,033	Co. for Cooperative Insurance	140,241	0.0
2,016	Dallah Healthcare Co.	92,252	0.0
28,263 (1)	Dar Al Arkan Real Estate Development Co.	104,837	0.0
4,853	Dr Sulaiman Al Habib Medical Services Group Co.	367,300	0.1
1,343	Elm Co.	291,746	0.1
21,246	Etihad Etisalat Co.	279,881	0.1
34,731	Jarir Marketing Co.	144,826	0.0
26,772	Mobile Telecommunications Co. Saudi Arabia	100,805	0.0

See Accompanying Notes to Financial Statements

44

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Saudi Arabia (continued)
5,286	Mouwasat Medical Services Co.	$157,509	0.1
2,313	Nahdi Medical Co.	84,454	0.0
16,856 (1)	National Industrialization Co.	55,268	0.0
4,082	Power & Water Utility Co. for Jubail & Yanbu	68,202	0.0
24,295 (1)	Rabigh Refining & Petrochemical Co.	67,457	0.0
82,795	Riyad Bank	629,950	0.2
13,375	SABIC Agri-Nutrients Co.	492,637	0.1
21,388	Sahara International Petrochemical Co.	193,995	0.1
72,499 (1)	Saudi Arabian Mining Co.	851,635	0.2
146,617 (2)	Saudi Arabian Oil Co.	1,290,839	0.3
2,907	Saudi Aramco Base Oil Co.	109,621	0.0
56,917	Saudi Awwal Bank	570,333	0.2
50,267	Saudi Basic Industries Corp.	1,115,849	0.3
45,799	Saudi Electricity Co.	231,506	0.1
22,128	Saudi Industrial Investment Group	130,853	0.0
29,411	Saudi Investment Bank	124,644	0.0
43,885 (1)	Saudi Kayan Petrochemical Co.	127,025	0.0
163,940	Saudi National Bank	1,690,747	0.4
2,086 (1)	Saudi Research & Media Group	95,029	0.0
2,777	Saudi Tadawul Group Holding Co.	135,918	0.0
111,337	Saudi Telecom Co.	1,201,792	0.3
14,239	Savola Group	141,820	0.0
16,887	Yanbu National Petrochemical Co.	170,973	0.1
		16,460,300	4.1
	Singapore: 0.0%
12,500 (2)(3)	BOC Aviation Ltd.	95,675	0.0

	South Africa: 2.8%
46,729	Absa Group Ltd.	417,041	0.1
3,718	Anglo American Platinum Ltd.	195,147	0.0
21,039	Aspen Pharmacare Holdings Ltd.	234,693	0.1
19,127	Bid Corp. Ltd.	446,114	0.1
16,345	Bidvest Group Ltd.	225,430	0.1
4,844	Capitec Bank Holdings Ltd.	540,471	0.1
14,221	Clicks Group Ltd.	253,214	0.1
30,665	Discovery Ltd.	240,861	0.1
13,939	Exxaro Resources Ltd.	156,492	0.0
280,033	FirstRand Ltd.	1,123,489	0.3
49,935	Gold Fields Ltd.	757,735	0.2
31,683	Harmony Gold Mining Co. Ltd.	206,364	0.1
51,173	Impala Platinum Holdings Ltd.	254,124	0.1
2,450	JOYY, Inc., ADR	97,265	0.0
3,517	Kumba Iron Ore Ltd.	117,886	0.0
96,020	MTN Group Ltd.	606,276	0.1
10,413	Naspers Ltd. - Class N	1,782,394	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Africa (continued)
24,736	Nedbank Group Ltd.	$291,998	0.1
20,788	Northam Platinum Holdings Ltd.	159,588	0.0
233,718	Old Mutual Ltd.	166,864	0.0
45,276	OUTsurance Group Ltd.	103,844	0.0
116,059 (2)	Pepkor Holdings Ltd.	124,545	0.0
29,409	Remgro Ltd.	261,220	0.1
99,864	Sanlam Ltd.	397,436	0.1
31,868	Sasol Ltd.	321,156	0.1
28,731	Shoprite Holdings Ltd.	432,006	0.1
158,145	Sibanye Stillwater Ltd.	212,029	0.1
73,927	Standard Bank Group Ltd.	841,012	0.2
34,520	Vodacom Group Ltd.	200,034	0.0
53,278	Woolworths Holdings Ltd./ South Africa	210,287	0.1
		11,377,015	2.8
	South Korea: 12.0%
1,592	Amorepacific Corp.	178,589	0.1
5,991	Celltrion Healthcare Co. Ltd.	421,142	0.1
922 (1)	Celltrion Pharm, Inc.	65,777	0.0
6,175	Celltrion, Inc.	964,272	0.2
484	CJ CheilJedang Corp.	121,477	0.0
1,321 (1)	CosmoAM&T Co. Ltd.	149,794	0.0
3,276	Coway Co. Ltd.	144,896	0.0
2,498	DB Insurance Co. Ltd.	161,778	0.0
3,194	Doosan Bobcat, Inc.	124,417	0.0
25,660 (1)	Doosan Enerbility Co. Ltd.	315,263	0.1
2,748	Ecopro BM Co. Ltd.	609,455	0.2
1,122	Ecopro Co. Ltd.	559,066	0.1
839	F&F Co. Ltd.	57,914	0.0
2,603 (1)	GS Holdings Corp.	82,410	0.0
16,297	Hana Financial Group, Inc.	546,676	0.1
4,036	Hankook Tire & Technology Co. Ltd.	141,853	0.0
405 (1)	Hanmi Pharm Co. Ltd.	110,490	0.0
2,422	Hanmi Semiconductor Co. Ltd.	115,081	0.0
8,803	Hanon Systems	49,587	0.0
1,972	Hanwha Aerospace Co. Ltd.	190,240	0.1
3,160 (1)	Hanwha Ocean Co. Ltd.	61,321	0.0
6,230 (1)	Hanwha Solutions Corp.	189,354	0.1
2,503	HD Hyundai Co. Ltd.	122,685	0.0
1,300 (1)	HD Hyundai Heavy Industries Co. Ltd.	129,682	0.0
2,382 (1)	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	222,788	0.1
6,387 (1)	HLB, Inc.	250,231	0.1
13,721	HMM Co. Ltd.	208,165	0.1
1,877	Hotel Shilla Co. Ltd.	94,977	0.0
1,142 (1)	HYBE Co. Ltd.	206,210	0.1
4,615	Hyundai Engineering & Construction Co. Ltd.	124,575	0.0
1,096	Hyundai Glovis Co. Ltd.	162,399	0.1
1,442 (1)	Hyundai Mipo Dockyard Co. Ltd.	94,623	0.0
3,400	Hyundai Mobis Co. Ltd.	622,924	0.2
7,636	Hyundai Motor Co.	1,201,181	0.3

See Accompanying Notes to Financial Statements

45

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
5,144	Hyundai Steel Co.	$144,968	0.0
15,226	Industrial Bank of Korea	139,950	0.0
1,607	JYP Entertainment Corp.	125,852	0.0
17,217	Kakao Corp.	722,248	0.2
9,099	KakaoBank Corp.	200,357	0.1
1,511 (1)	Kakaopay Corp.	57,447	0.0
5,457	Kangwon Land, Inc.	67,624	0.0
21,314	KB Financial Group, Inc.	889,258	0.2
14,580	Kia Corp.	1,127,520	0.3
4,340	Korea Aerospace Industries Ltd.	168,011	0.1
14,245 (1)	Korea Electric Power Corp.	208,673	0.1
2,313	Korea Investment Holdings Co. Ltd.	109,552	0.0
481	Korea Zinc Co. Ltd.	185,152	0.1
11,175	Korean Air Lines Co. Ltd.	206,459	0.1
1,633 (1)	Krafton, Inc.	244,618	0.1
3,790 (1)	KT Corp.	101,055	0.0
5,765	KT&G Corp.	388,378	0.1
1,741 (1)	Kum Yang Co. Ltd.	146,035	0.0
949	Kumho Petrochemical Co. Ltd.	97,455	0.0
1,401	L&F Co. Ltd.	219,908	0.1
2,763	LG Chem Ltd.	1,062,715	0.3
5,341	LG Corp.	354,932	0.1
14,155 (1)	LG Display Co. Ltd.	139,366	0.0
5,929 (1)	LG Electronics, Inc.	466,244	0.1
2,618 (1)	LG Energy Solution Ltd.	863,981	0.2
502	LG H&H Co. Ltd.	137,892	0.0
853	LG Innotek Co. Ltd.	157,993	0.0
12,522	LG Uplus Corp.	99,309	0.0
1,080	Lotte Chemical Corp.	127,961	0.0
5,769	Meritz Financial Group, Inc.	263,940	0.1
12,700	Mirae Asset Securities Co. Ltd.	74,996	0.0
7,296 (1)	NAVER Corp.	1,262,357	0.3
785	NCSoft Corp.	146,003	0.0
1,415 (1)(2)	Netmarble Corp.	63,492	0.0
8,004	NH Investment & Securities Co. Ltd.	64,016	0.0
1,396	Orion Corp./Republic of Korea	125,277	0.0
1,626 (1)	Pearl Abyss Corp.	48,678	0.0
2,887	Posco DX Co. Ltd.	165,064	0.1
1,722	POSCO Future M Co. Ltd.	475,578	0.1
4,023	POSCO Holdings, Inc.	1,546,806	0.4
2,827	Posco International Corp.	135,901	0.0
997 (1)(2)	Samsung Biologics Co. Ltd.	586,515	0.2
4,694	Samsung C&T Corp.	470,848	0.1
3,167	Samsung Electro- Mechanics Co. Ltd.	375,216	0.1
267,869	Samsung Electronics Co. Ltd.	16,258,802	4.0
8,630 (1)	Samsung Engineering Co. Ltd.	193,323	0.1
1,713	Samsung Fire & Marine Insurance Co. Ltd.	349,000	0.1
37,069 (1)	Samsung Heavy Industries Co. Ltd.	222,204	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
4,462 (1)	Samsung Life Insurance Co. Ltd.	$238,714	0.1
3,081 (1)	Samsung SDI Co. Ltd.	1,121,764	0.3
2,181	Samsung SDS Co. Ltd.	286,820	0.1
3,601 (1)	Samsung Securities Co. Ltd.	107,275	0.0
24,275	Shinhan Financial Group Co. Ltd.	752,612	0.2
1,803 (1)	SK Biopharmaceuticals Co. Ltd.	140,006	0.0
1,553 (1)	SK Bioscience Co. Ltd.	86,514	0.0
30,606	SK Hynix, Inc.	3,340,277	0.8
1,585 (1)(2)	SK IE Technology Co. Ltd.	96,439	0.0
3,334 (1)	SK Innovation Co. Ltd.	360,798	0.1
5,620 (1)	SK Square Co. Ltd.	228,400	0.1
3,179	SK Telecom Co. Ltd.	123,504	0.0
2,095	SK, Inc.	288,375	0.1
1,120	SKC Co. Ltd.	78,318	0.0
2,432	S-Oil Corp.	130,958	0.0
34,425	Woori Financial Group, Inc.	346,488	0.1
3,077	Yuhan Corp.	164,056	0.1
		48,481,539	12.0
	Taiwan: 15.6%
29,000	Accton Technology Corp.	492,907	0.1
170,000	Acer, Inc.	297,460	0.1
26,595	Advantech Co. Ltd.	321,837	0.1
8,000	Airtac International Group	262,865	0.1
4,000	Alchip Technologies Ltd.	425,033	0.1
172,000	ASE Technology Holding Co. Ltd.	753,745	0.2
130,000	Asia Cement Corp.	175,560	0.0
40,000	Asustek Computer, Inc.	636,607	0.2
368,000	AUO Corp.	217,311	0.1
33,000	Catcher Technology Co. Ltd.	208,378	0.1
518,000	Cathay Financial Holding Co. Ltd.	771,720	0.2
85,200	Chailease Holding Co. Ltd.	535,375	0.1
316,225	Chang Hwa Commercial Bank Ltd.	184,334	0.1
111,000	Cheng Shin Rubber Industry Co. Ltd.	162,209	0.0
173,000	China Airlines Ltd.	121,811	0.0
917,000 (1)	China Development Financial Holding Corp.	374,753	0.1
672,000	China Steel Corp.	590,955	0.2
211,000	Chunghwa Telecom Co. Ltd.	825,530	0.2
235,000	Compal Electronics, Inc.	304,398	0.1
977,000	CTBC Financial Holding Co. Ltd.	901,580	0.2
109,000	Delta Electronics, Inc.	1,111,629	0.3
48,000	E Ink Holdings, Inc.	307,346	0.1
785,664	E.Sun Financial Holding Co. Ltd.	660,057	0.2
10,000	Eclat Textile Co. Ltd.	182,750	0.0
4,000	eMemory Technology, Inc.	318,057	0.1
153,000	Eva Airways Corp.	156,573	0.0

See Accompanying Notes to Financial Statements

46

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
59,000	Evergreen Marine Corp. Taiwan Ltd.	$275,432	0.1
163,000	Far Eastern New Century Corp.	165,628	0.0
99,000	Far EasTone Telecommunications Co. Ltd.	257,451	0.1
28,720	Feng TAY Enterprise Co. Ltd.	163,605	0.0
608,550	First Financial Holding Co. Ltd.	543,004	0.1
198,000	Formosa Chemicals & Fibre Corp.	401,719	0.1
63,000	Formosa Petrochemical Corp.	165,564	0.0
214,000	Formosa Plastics Corp.	552,007	0.1
424,400	Fubon Financial Holding Co. Ltd.	895,304	0.2
29,000	Gigabyte Technology Co. Ltd.	250,172	0.1
5,000	Global Unichip Corp.	282,621	0.1
13,000	Globalwafers Co. Ltd.	248,093	0.1
697,000	Hon Hai Precision Industry Co. Ltd.	2,371,359	0.6
17,420	Hotai Motor Co. Ltd.	401,907	0.1
500,000	Hua Nan Financial Holdings Co. Ltd.	363,866	0.1
487,800	Innolux Corp.	226,838	0.1
149,000	Inventec Corp.	255,155	0.1
6,000	Largan Precision Co. Ltd.	560,416	0.1
112,000	Lite-On Technology Corp.	425,284	0.1
85,000	MediaTek, Inc.	2,806,692	0.7
622,576	Mega Financial Holding Co. Ltd.	794,408	0.2
41,000	Micro-Star International Co. Ltd.	272,050	0.1
5,500	momo.com, Inc.	91,064	0.0
270,000	Nan Ya Plastics Corp.	584,673	0.1
13,000	Nan Ya Printed Circuit Board Corp.	106,303	0.0
68,000	Nanya Technology Corp.	172,574	0.0
10,000	Nien Made Enterprise Co. Ltd.	114,906	0.0
33,000	Novatek Microelectronics Corp.	555,036	0.1
113,000	Pegatron Corp.	321,083	0.1
13,000 (1)	PharmaEssentia Corp.	146,390	0.0
115,000	Pou Chen Corp.	115,722	0.0
179,000	Powerchip Semiconductor Manufacturing Corp.	171,504	0.0
33,000	President Chain Store Corp.	289,680	0.1
151,000	Quanta Computer, Inc.	1,099,344	0.3
28,000	Realtek Semiconductor Corp.	429,378	0.1
86,300	Ruentex Development Co. Ltd.	105,974	0.0
218,000	Shanghai Commercial & Savings Bank Ltd.	332,218	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
764,000 (1)	Shin Kong Financial Holding Co. Ltd.	$220,142	0.1
607,380	SinoPac Financial Holdings Co. Ltd.	389,619	0.1
76,000	Synnex Technology International Corp.	173,738	0.0
647,390	Taishin Financial Holding Co. Ltd.	381,494	0.1
358,200	Taiwan Business Bank	159,738	0.0
375,000	Taiwan Cement Corp.	425,656	0.1
573,300	Taiwan Cooperative Financial Holding Co. Ltd.	498,613	0.1
107,000	Taiwan High Speed Rail Corp.	106,965	0.0
101,000	Taiwan Mobile Co. Ltd.	324,411	0.1
1,381,000	Taiwan Semiconductor Manufacturing Co. Ltd.	26,475,913	6.6
77,000	Unimicron Technology Corp.	439,939	0.1
272,000	Uni-President Enterprises Corp.	659,908	0.2
630,000	United Microelectronics Corp.	1,073,411	0.3
52,000	Vanguard International Semiconductor Corp.	137,840	0.0
4,000	Voltronic Power Technology Corp.	222,451	0.1
156,000	Walsin Lihwa Corp.	196,067	0.1
39,000	Wan Hai Lines Ltd.	69,772	0.0
179,522	Winbond Electronics Corp.	177,686	0.0
148,000	Wistron Corp.	473,467	0.1
5,000	Wiwynn Corp.	296,053	0.1
90,000	WPG Holdings Ltd.	239,105	0.1
19,000	Yageo Corp.	368,931	0.1
101,000	Yang Ming Marine Transport Corp.	168,580	0.0
572,040	Yuanta Financial Holding Co. Ltd.	513,925	0.1
40,000	Zhen Ding Technology Holding Ltd.	141,805	0.0
		62,950,433	15.6
	Thailand: 1.7%
67,700	Advanced Info Service PCL	430,193	0.1
241,900	Airports of Thailand PCL	423,111	0.1
341,100	Asset World Corp. PCL	35,498	0.0
617,300	Bangkok Dusit Medical Services PCL - Foreign - Class F	501,314	0.1
423,200	Bangkok Expressway & Metro PCL	98,497	0.0
488,800	Banpu PCL	97,163	0.0
43,200	Berli Jucker PCL	31,602	0.0
435,800	BTS Group Holdings PCL	92,449	0.0
34,400	Bumrungrad Hospital PCL - Foreign	223,516	0.1
114,600	Central Pattana PCL	234,630	0.1
97,800	Central Retail Corp. PCL	117,298	0.0
216,800	Charoen Pokphand Foods PCL	124,241	0.0
329,300	CP ALL PCL - Foreign	539,443	0.2

See Accompanying Notes to Financial Statements

47

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
121,000	CP Axtra PCL	$95,620	0.0
175,156	Delta Electronics Thailand PCL	450,243	0.1
93,400	Energy Absolute PCL	120,775	0.0
36,100	Global Power Synergy PCL - Class F	51,170	0.0
169,400	Gulf Energy Development PCL	220,479	0.1
356,700	Home Product Center PCL	122,123	0.0
90,100	Indorama Ventures PCL	71,834	0.0
58,000	Intouch Holdings PCL - Class F	121,384	0.0
34,200	Kasikornbank PCL	135,105	0.1
192,300	Krung Thai Bank PCL	103,547	0.0
56,100	Krungthai Card PCL	71,367	0.0
457,800	Land & Houses PCL - Foreign	109,219	0.0
182,600	Minor International PCL	157,588	0.1
40,400	Muangthai Capital PCL	53,101	0.0
57,200	Osotspa PCL	36,784	0.0
78,300	PTT Exploration & Production PCL - Foreign Shares	341,074	0.1
128,400	PTT Global Chemical PCL	144,503	0.1
161,700	PTT Oil & Retail Business PCL	90,346	0.0
553,100	PTT PCL - Foreign	578,225	0.2
47,800	SCB X PCL	148,296	0.1
78,800	SCG Packaging PCL	82,937	0.0
44,500	Siam Cement PCL - Foreign	398,502	0.1
67,900	Thai Oil PCL - Foreign	106,426	0.0
1,298,000	TMBThanachart Bank PCL	63,443	0.0
565,100	True Corp. PCL	83,477	0.0
		6,906,523	1.7
	Turkey: 0.6%
172,804	Akbank TAS	213,717	0.1
74,470	Aselsan Elektronik Sanayi Ve Ticaret AS	113,668	0.0
25,568	BIM Birlesik Magazalar AS	260,770	0.1
75,898 (1)	Eregli Demir ve Celik Fabrikalari TAS	105,508	0.0
4,157	Ford Otomotiv Sanayi AS	104,317	0.0
59,291	Haci Omer Sabanci Holding AS	121,376	0.0
55,308 (1)	Hektas Ticaret TAS	37,724	0.0
42,625	KOC Holding AS	204,666	0.1
55,699	Koza Altin Isletmeleri AS	36,914	0.0
2,451 (1)	Pegasus Hava Tasimaciligi AS	53,951	0.0
75,426 (1)	Sasa Polyester Sanayi AS	93,269	0.0
6,125	Tofas Turk Otomobil Fabrikasi AS	43,599	0.0
31,354 (1)	Turk Hava Yollari AO	242,921	0.1
66,031	Turkcell Iletisim Hizmetleri AS	125,704	0.0
201,167	Turkiye Is Bankasi AS - Class C, - Class C	158,950	0.1
54,103	Turkiye Petrol Rafinerileri AS	262,017	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey (continued)
77,008	Turkiye Sise ve Cam Fabrikalari AS	$119,523	0.0
196,664	Yapi ve Kredi Bankasi AS	129,990	0.0
		2,428,584	0.6
	United Arab Emirates: 1.3%
169,679	Abu Dhabi Commercial Bank PJSC	424,111	0.1
82,307	Abu Dhabi Islamic Bank PJSC	226,791	0.1
186,231	Abu Dhabi National Oil Co. for Distribution PJSC	187,613	0.0
216,465	Aldar Properties PJSC	315,319	0.1
147,450	Americana Restaurants International PLC	125,660	0.0
175,962	Dubai Islamic Bank PJSC	274,046	0.1
372,959	Emaar Properties PJSC	804,294	0.2
107,707	Emirates NBD Bank PJSC	507,339	0.1
194,886	Emirates Telecommunications Group Co. PJSC	1,042,151	0.3
248,530	First Abu Dhabi Bank PJSC	944,654	0.2
220,058 (1)	Multiply Group PJSC	190,317	0.1
		5,042,295	1.3
	United Kingdom: 0.1%
23,822	Anglogold Ashanti PLC	457,421	0.1
7,192 (1)	Pepco Group NV	47,610	0.0
		505,031	0.1
	United States: 0.3%
39,200 (1)(3)	BeiGene Ltd.	546,589	0.1
4,157 (1)	Legend Biotech Corp., ADR	250,127	0.1
4,000	Parade Technologies Ltd.	155,921	0.0
4,905	Southern Copper Corp.	422,173	0.1
		1,374,810	0.3
	Total Common Stock (Cost $370,723,643)	386,280,590	95.9

PREFERRED STOCK: 2.4%
	Brazil: 1.6%
295,721	Banco Bradesco SA - Preference Shares	1,040,405	0.3
13,549	Centrais Eletricas Brasileiras SA	131,038	0.0
76,595	Cia Energetica de Minas Gerais	181,018	0.0
47,300	Cia Paranaense de Energia	100,879	0.0
65,287	Gerdau SA	319,339	0.1
269,183	Itau Unibanco Holding SA	1,882,441	0.5
306,719	Itausa SA	654,783	0.2
267,399	Petroleo Brasileiro SA	2,049,971	0.5
		6,359,874	1.6
	Chile: 0.1%
8,025	Sociedad Quimica y Minera de Chile SA	479,582	0.1

	Colombia: 0.0%
23,794	Bancolombia SA	183,704	0.0

	South Korea: 0.7%
1,345	Hyundai Motor Co.	118,297	0.0

See Accompanying Notes to Financial Statements

48

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	South Korea (continued)
2,000	Hyundai Motor Co. - Second Preference Shares	$177,085	0.1
435	LG Chem Ltd.	104,398	0.0
46,116	Samsung Electronics Co. Ltd.	2,222,169	0.6
		2,621,949	0.7
	Total Preferred Stock (Cost $7,903,359)	9,645,109	2.4

RIGHTS: 0.0%
	Brazil: 0.0%
185 (1)	Localiza Rent a Car SA	761	0.0

	Taiwan: 0.0%
12,654	Mega Financial Holding Co. Ltd.	2,569	0.0
	Total Rights (Cost $–)	3,330	0.0
	Total Long-Term Investments (Cost $378,627,002)	395,929,029	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 1.9%
1,835,108 (4)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $1,836,178, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $1,871,810, due 08/31/27-05/15/48)	1,835,108	0.5
1,835,108 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,836,184, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $1,871,811, due 01/25/24-11/15/51)	1,835,108	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,835,108 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $1,836,180, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $1,871,810, due 01/18/24-08/15/36)	$1,835,108	0.4
337,842 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $338,039, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $344,599, due 04/30/24-05/15/53)	337,842	0.1
1,835,108 (4)	Mizuho Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $1,836,180, collateralized by various U.S. Government Securities, 0.375%-4.750%, Market Value plus accrued interest $1,871,810, due 12/31/23-02/15/33)	1,835,108	0.5
	Total Repurchase Agreements (Cost $7,678,274)	7,678,274	1.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
7,233,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $7,233,000)	$7,233,000	1.8
	Total Short-Term Investments (Cost $14,911,274)	14,911,274	3.7
	Total Investments in Securities (Cost $393,538,276)	$410,840,303	102.0
	Liabilities in Excess of Other Assets	(8,035,284)	(2.0)
	Net Assets	$402,805,019	100.0

See Accompanying Notes to Financial Statements

49

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification	Percentage of Net Assets
Financials	21.9%
Information Technology	21.8
Consumer Discretionary	12.6
Communication Services	8.7
Materials	7.8
Industrials	6.5
Consumer Staples	5.9
Energy	5.0
Health Care	3.7
Utilities	2.7
Real Estate	1.6
Foreign Stock	0.1
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

50

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Brazil	$16,624,470	$—	$—	$16,624,470
Chile	1,508,362	—	—	1,508,362
China	5,710,313	88,152,558	—	93,862,871
Colombia	228,250	—	—	228,250
Czechia	385,521	233,236	—	618,757
Egypt	69,220	346,961	—	416,181
Greece	698,152	1,227,756	—	1,925,908
Hong Kong	175,296	5,417,329	—	5,592,625
Hungary	406,241	609,764	—	1,016,005
India	749,782	65,599,292	—	66,349,074
Indonesia	428,872	7,068,787	—	7,497,659
Ireland	4,907,384	—	—	4,907,384
Kuwait	—	2,972,255	—	2,972,255
Luxembourg	206,414	—	—	206,414
Malaysia	807,559	4,501,707	—	5,309,266
Mexico	10,823,240	—	—	10,823,240
Netherlands	197,731	—	—	197,731
Peru	776,819	—	—	776,819
Philippines	444,441	2,026,109	—	2,470,550
Poland	250,992	3,542,112	—	3,793,104
Qatar	1,506,395	2,055,065	—	3,561,460
Saudi Arabia	1,481,866	14,978,434	—	16,460,300
Singapore	—	95,675	—	95,675
South Africa	4,662,152	6,714,863	—	11,377,015
South Korea	—	48,481,539	—	48,481,539
Taiwan	—	62,950,433	—	62,950,433
Thailand	—	6,906,523	—	6,906,523
Turkey	511,596	1,916,988	—	2,428,584
United Arab Emirates	4,047,684	994,611	—	5,042,295
United Kingdom	—	505,031	—	505,031
United States	672,300	702,510	—	1,374,810
Total Common Stock	58,281,052	327,999,538	—	386,280,590
Preferred Stock	7,023,160	2,621,949	—	9,645,109
Rights	761	2,569	—	3,330
Short-Term Investments	7,233,000	7,678,274	—	14,911,274
Total Investments, at fair value	$72,537,973	$338,302,330	$—	$410,840,303
Other Financial Instruments+
Futures	301,086	—	—	301,086
Total Assets	$72,839,059	$338,302,330	$—	$411,141,389

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

51

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series EM Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
MSCI Emerging Markets Index	172	03/15/24	$8,889,820	$301,086
			$8,889,820	$301,086

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$301,086
Total Asset Derivatives		$301,086

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(345,854)
Total	$(345,854)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$301,086
Total	$301,086

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $396,318,008.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$41,877,398
Gross Unrealized Depreciation	(26,719,767)
Net Unrealized Appreciation	$15,157,631

See Accompanying Notes to Financial Statements

52

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.4%
	Australia: 7.2%
22,238	Ampol Ltd.	$548,058	0.0
281,600	ANZ Group Holdings Ltd.	4,975,313	0.3
120,215	APA Group	699,596	0.0
54,908	Aristocrat Leisure Ltd.	1,525,537	0.1
18,140	ASX Ltd.	779,348	0.1
171,772	Aurizon Holdings Ltd.	444,706	0.0
474,948	BHP Group Ltd. - Class DI	16,226,406	1.0
42,513	BlueScope Steel Ltd.	677,762	0.0
130,209	Brambles Ltd.	1,206,892	0.1
33,553	CAR Group Ltd.	711,031	0.1
6,127	Cochlear Ltd.	1,246,512	0.1
125,409	Coles Group Ltd.	1,377,625	0.1
157,059	Commonwealth Bank of Australia	11,970,564	0.8
50,913	Computershare Ltd.	847,975	0.1
45,264	CSL Ltd.	8,824,171	0.6
100,370	Dexus	524,548	0.0
14,305	EBOS Group Ltd.	320,822	0.0
133,706	Endeavour Group Ltd./ Australia	474,830	0.0
158,677	Fortescue Metals Group Ltd.	3,128,687	0.2
160,160	Goodman Group	2,757,451	0.2
178,759	GPT Group	564,157	0.0
24,776 (1)	IDP Education Ltd.	337,973	0.0
63,601 (1)	IGO Ltd.	391,981	0.0
227,749	Insurance Australia Group Ltd.	880,334	0.1
208,558 (1)	Lottery Corp. Ltd.	688,156	0.0
34,403	Macquarie Group Ltd.	4,306,627	0.3
257,000	Medibank Pvt Ltd.	623,936	0.0
16,460 (1)	Mineral Resources Ltd.	784,049	0.1
368,223	Mirvac Group	523,844	0.0
293,187	National Australia Bank Ltd.	6,127,866	0.4
107,684	Northern Star Resources Ltd.	999,103	0.1
42,506	Orica Ltd.	462,051	0.0
161,424	Origin Energy Ltd.	931,528	0.1
267,891 (1)	Pilbara Minerals Ltd.	719,052	0.1
78,853 (2)	Qantas Airways Ltd.	288,840	0.0
139,982	QBE Insurance Group Ltd.	1,418,380	0.1
17,199	Ramsay Health Care Ltd.	616,966	0.0
4,932	REA Group Ltd.	608,161	0.0
21,099 (1)	Reece Ltd.	321,823	0.0
34,783	Rio Tinto Ltd.	3,220,828	0.2
304,321	Santos Ltd.	1,582,318	0.1
486,346	Scentre Group	990,399	0.1
33,242	SEEK Ltd.	604,772	0.0
42,228	Sonic Healthcare Ltd.	922,712	0.1
424,172	South32 Ltd. - Class DI	959,324	0.1
222,768	Stockland	675,573	0.0
119,025	Suncorp Group Ltd.	1,127,091	0.1
378,933	Telstra Group Ltd.	1,023,983	0.1
289,330	Transurban Group	2,703,608	0.2
74,796	Treasury Wine Estates Ltd.	550,311	0.0
361,091	Vicinity Ltd.	501,596	0.0
21,895	Washington H Soul Pattinson & Co. Ltd.	489,128	0.0
106,306	Wesfarmers Ltd.	4,134,124	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
328,805	Westpac Banking Corp.	$5,130,172	0.3
15,616	WiseTech Global Ltd.	800,390	0.1
177,916	Woodside Energy Group Ltd. (WDS)	3,756,983	0.2
114,464	Woolworths Group Ltd.	2,903,944	0.2
		112,939,917	7.2
	Austria: 0.2%
32,218	Erste Group Bank AG	1,304,985	0.1
13,743	OMV AG	602,942	0.1
6,354	Verbund AG	588,833	0.0
10,830	voestalpine AG	340,992	0.0
		2,837,752	0.2
	Belgium: 0.8%
14,971	Ageas SA	650,796	0.1
81,389	Anheuser-Busch InBev SA	5,253,494	0.3
2,005 (1)	D’ieteren Group	392,202	0.0
2,744	Elia Group SA	343,479	0.0
8,248 (1)	Groupe Bruxelles Lambert NV	649,552	0.1
23,454	KBC Group NV	1,522,146	0.1
38 (1)	Lotus Bakeries NV	345,249	0.0
1,438 (1)	Sofina SA	358,530	0.0
6,945 (2)	Syensqo SA	722,684	0.1
11,847	UCB SA	1,032,720	0.1
19,545 (1)	Umicore SA	537,623	0.0
16,449	Warehouses De Pauw CVA	517,783	0.0
		12,326,258	0.8
	Chile: 0.1%
36,950	Antofagasta PLC	790,063	0.1

	Denmark: 3.2%
283	AP Moller - Maersk A/S - Class A	502,691	0.0
453	AP Moller - Maersk A/S - Class B	815,411	0.0
9,227	Carlsberg AS - Class B	1,157,842	0.1
9,884 (1)	Chr Hansen Holding A/S	828,944	0.1
12,802 (1)	Coloplast A/S - Class B	1,462,835	0.1
64,630	Danske Bank A/S	1,727,644	0.1
9,404 (2)	Demant A/S	412,461	0.0
17,443 (1)	DSV A/S	3,064,853	0.2
6,191 (2)	Genmab A/S	1,974,019	0.1
305,782 (1)	Novo Nordisk A/S - Class B	31,688,551	2.0
19,165 (1)	Novozymes A/S - Class B	1,053,565	0.1
17,726 (1)(3)	Orsted AS	982,669	0.1
7,922	Pandora A/S	1,095,257	0.1
858	Rockwool A/S - Class B	251,027	0.0
32,717	Tryg A/S	711,995	0.0
94,626 (2)	Vestas Wind Systems A/S	2,994,130	0.2
		50,723,894	3.2
	Finland: 1.0%
13,328	Elisa Oyj	616,051	0.0
41,866 (1)	Fortum Oyj	604,717	0.0
25,488	Kesko Oyj - Class B	505,265	0.0
31,848	Kone Oyj - Class B	1,593,070	0.1
62,059 (1)	Metso Oyj	630,015	0.1
39,642	Neste Oyj	1,409,263	0.1
506,663	Nokia Oyj	1,725,657	0.1
300,621	Nordea Bank Abp	3,732,029	0.2

See Accompanying Notes to Financial Statements

53

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Finland (continued)
10,048	Orion Oyj - Class B	$435,393	0.0
42,300	Sampo Oyj - Class A	1,853,257	0.1
54,513 (1)	Stora Enso Oyj - Class R	755,307	0.1
50,012	UPM-Kymmene Oyj	1,886,484	0.1
44,175 (1)	Wartsila Oyj Abp	642,012	0.1
		16,388,520	1.0
	France: 11.5%
18,616	Accor SA	712,546	0.1
3,245 (1)	Aeroports de Paris	421,055	0.0
49,075	Air Liquide SA	9,554,658	0.6
55,546	Airbus SE	8,581,194	0.6
27,006 (1)	Alstom SA	364,182	0.0
5,753 (1)(3)	Amundi SA	392,409	0.0
5,602	Arkema SA	638,167	0.0
169,039	AXA SA	5,520,203	0.4
3,866	BioMerieux	430,128	0.0
98,430	BNP Paribas SA	6,835,527	0.4
68,850 (1)	Bollore SE	430,850	0.0
17,873	Bouygues SA	674,333	0.0
27,636	Bureau Veritas SA	699,182	0.1
14,638	Capgemini SE	3,059,213	0.2
53,971	Carrefour SA	988,458	0.1
42,707	Cie de Saint-Gobain	3,149,520	0.2
63,568	Cie Generale des Etablissements Michelin SCA	2,283,774	0.2
4,713	Covivio SA/France	253,603	0.0
100,116	Credit Agricole SA	1,423,312	0.1
60,333	Danone SA	3,914,310	0.3
1,925	Dassault Aviation SA	381,400	0.0
62,614	Dassault Systemes SE	3,064,781	0.2
23,387	Edenred	1,399,586	0.1
6,887	Eiffage SA	739,322	0.1
171,142	Engie SA	3,014,883	0.2
27,627	EssilorLuxottica SA	5,547,456	0.4
4,066	Eurazeo SE	323,304	0.0
4,290	Gecina SA	522,260	0.0
33,498	Getlink SE	613,510	0.0
2,968	Hermes International	6,308,517	0.4
3,520	Ipsen SA	419,897	0.0
6,975	Kering SA	3,089,211	0.2
20,077	Klepierre SA	548,114	0.0
9,803 (3)	La Francaise des Jeux SAEM	356,091	0.0
24,899	Legrand SA	2,592,884	0.2
22,601	L’Oreal SA	11,266,592	0.7
25,873	LVMH Moet Hennessy Louis Vuitton SE	21,022,730	1.3
174,476	Orange SA	1,988,612	0.1
19,162	Pernod Ricard SA	3,386,336	0.2
21,446	Publicis Groupe SA	1,992,584	0.1
2,160	Remy Cointreau SA	275,518	0.0
18,011	Renault SA	736,647	0.1
32,028	Safran SA	5,646,858	0.4
106,659	Sanofi	10,598,977	0.7
2,581	Sartorius Stedim Biotech	684,435	0.0
50,992	Schneider Electric SE	10,264,982	0.7
2,324	SEB SA	291,024	0.0
69,216	Societe Generale SA	1,841,511	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
8,290	Sodexo SA	$912,631	0.1
64,041	STMicroelectronics NV	3,212,225	0.2
5,578	Teleperformance	816,658	0.1
9,848	Thales SA	1,458,218	0.1
214,730	TotalEnergies SE	14,601,400	0.9
11,074 (1)(2)	Unibail-Rodamco-Westfield	819,070	0.1
63,681	Veolia Environnement SA	2,012,740	0.1
47,571	Vinci SA	5,986,573	0.4
63,191	Vivendi SE	676,457	0.0
22,418 (2)(3)	Worldline SA/France	389,848	0.0
		180,130,466	11.5
	Germany: 7.8%
15,180	adidas AG	3,084,673	0.2
37,791	Allianz SE	10,099,295	0.7
83,631	BASF SE	4,503,275	0.3
92,055	Bayer AG	3,415,595	0.2
29,880	Bayerische Motoren Werke AG	3,324,790	0.2
7,643	Bechtle AG	382,818	0.0
9,445	Beiersdorf AG	1,414,431	0.1
13,029	Brenntag SE	1,197,460	0.1
3,756	Carl Zeiss Meditec AG - Class BR	408,856	0.0
99,338	Commerzbank AG	1,180,709	0.1
10,307	Continental AG	875,386	0.1
18,125 (2)(3)	Covestro AG	1,056,176	0.1
50,123 (2)	Daimler Truck Holding AG	1,882,820	0.1
16,485 (2)(3)	Delivery Hero SE	453,715	0.0
181,615	Deutsche Bank AG	2,479,238	0.2
17,803	Deutsche Boerse AG	3,666,250	0.2
55,781 (2)	Deutsche Lufthansa AG	495,906	0.0
92,881	Deutsche Post AG, Reg	4,597,235	0.3
303,705	Deutsche Telekom AG, Reg	7,302,056	0.5
210,371	E.ON SE	2,826,342	0.2
21,832	Evonik Industries AG	446,004	0.0
19,245	Fresenius Medical Care AG & Co. KGaA	804,598	0.1
39,582	Fresenius SE & Co. KGaA	1,226,863	0.1
15,340	GEA Group AG	637,747	0.0
5,650	Hannover Rueck SE	1,350,934	0.1
13,084	Heidelberg Materials AG	1,169,552	0.1
14,480 (2)	HelloFresh SE	228,299	0.0
9,737	Henkel AG & Co. KGaA	698,615	0.1
122,367	Infineon Technologies AG	5,110,355	0.3
6,769	Knorr-Bremse AG	437,178	0.0
6,916 (2)	LEG Immobilien SE	605,215	0.0
75,184	Mercedes-Benz Group AG	5,187,524	0.3
12,110	Merck KGaA	1,928,084	0.1
5,043	MTU Aero Engines AG	1,086,491	0.1
12,787	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,304,213	0.3
5,389	Nemetschek SE	465,257	0.0
9,893	Puma SE	550,342	0.0
477	Rational AG	368,079	0.0
4,082	Rheinmetall AG	1,294,548	0.1
59,244	RWE AG	2,696,361	0.2
97,846	SAP SE	15,060,582	1.0

See Accompanying Notes to Financial Statements

54

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
6,999 (3)	Scout24 SE	$494,907	0.0
71,213	Siemens AG, Reg	13,360,194	0.9
48,484 (2)	Siemens Energy AG	640,776	0.1
26,424 (3)	Siemens Healthineers AG	1,534,138	0.1
12,442	Symrise AG	1,367,318	0.1
6,049	Talanx AG	432,292	0.0
2,754	Volkswagen AG	360,374	0.0
68,700	Vonovia SE	2,158,667	0.1
1,703	Wacker Chemie AG	214,713	0.0
20,911 (2)(3)	Zalando SE	495,057	0.0
		122,362,303	7.8
	Hong Kong: 2.3%
1,075,600	AIA Group Ltd.	9,360,820	0.6
346,500	BOC Hong Kong Holdings Ltd.	941,276	0.1
160,700 (3)	Budweiser Brewing Co. APAC Ltd.	301,264	0.0
184,500	CK Asset Holdings Ltd.	926,023	0.1
251,000	CK Hutchison Holdings Ltd.	1,348,523	0.1
56,000	CK Infrastructure Holdings Ltd.	309,915	0.0
3,000	CK Infrastructure Holdings Ltd.	16,603	0.0
154,000	CLP Holdings Ltd.	1,272,366	0.1
204,400 (1)(3)	ESR Group Ltd.	282,676	0.0
5,155 (2)	Futu Holdings Ltd., ADR	281,618	0.0
205,000	Galaxy Entertainment Group Ltd.	1,148,178	0.1
168,000	Hang Lung Properties Ltd.	233,572	0.0
71,700	Hang Seng Bank Ltd.	837,130	0.1
136,000	Henderson Land Development Co. Ltd.	418,803	0.0
354,000	HKT Trust & HKT Ltd. - Stapled Security	422,651	0.0
1,049,000 (1)	Hong Kong & China Gas Co. Ltd.	804,356	0.1
112,900	Hong Kong Exchanges & Clearing Ltd.	3,872,499	0.3
103,300	Hongkong Land Holdings Ltd.	359,283	0.0
14,900	Jardine Matheson Holdings Ltd.	633,250	0.1
240,100	Link REIT	1,348,175	0.1
145,000 (1)	MTR Corp. Ltd.	562,795	0.0
141,000	New World Development Co. Ltd.	218,623	0.0
129,500	Power Assets Holdings Ltd.	750,802	0.1
257,980	Prudential PLC	2,910,706	0.2
344,000	Sino Land Co. Ltd.	374,094	0.0
125,000	SITC International Holdings Co. Ltd.	215,754	0.0
136,000	Sun Hung Kai Properties Ltd.	1,471,706	0.1
40,000	Swire Pacific Ltd. - Class A	338,786	0.0
109,200	Swire Properties Ltd.	221,049	0.0
129,000	Techtronic Industries Co. Ltd.	1,537,047	0.1
778,000 (3)	WH Group Ltd.	502,432	0.0
100,000	Wharf Holdings Ltd.	322,145	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
156,000 (1)	Wharf Real Estate Investment Co. Ltd.	$527,355	0.0
158,000 (1)	Xinyi Glass Holdings Ltd.	177,463	0.0
		35,249,738	2.3
	Ireland: 1.3%
18,760 (2)	AerCap Holdings NV	1,394,243	0.1
147,229	AIB Group PLC	630,545	0.0
99,008	Bank of Ireland Group PLC	898,838	0.1
61,162	CRH PLC	4,229,964	0.3
5,133	CRH PLC	353,249	0.0
9,255	DCC PLC	680,992	0.0
86,186	Experian PLC	3,515,983	0.2
16,554 (2)	Flutter Entertainment PLC - Class DI	2,921,635	0.2
41,240 (2)	James Hardie Industries PLC	1,590,045	0.1
14,937	Kerry Group PLC - Class A	1,296,519	0.1
14,495	Kingspan Group PLC	1,252,732	0.1
24,396	Smurfit Kappa Group PLC	967,068	0.1
		19,731,813	1.3
	Israel: 0.7%
3,960	Azrieli Group Ltd.	256,136	0.0
119,039	Bank Hapoalim BM	1,069,396	0.1
143,233	Bank Leumi Le-Israel BM	1,152,714	0.1
8,770 (2)	Check Point Software Technologies Ltd.	1,339,968	0.1
3,913 (2)	CyberArk Software Ltd.	857,143	0.1
2,498	Elbit Systems Ltd.	529,803	0.0
8,430 (2)	Global-e Online Ltd.	334,081	0.0
72,192	ICL Group Ltd.	362,956	0.0
115,436	Israel Discount Bank Ltd. - Class A	577,979	0.0
14,411	Mizrahi Tefahot Bank Ltd.	557,878	0.0
2,488 (2)	Monday.com Ltd.	467,271	0.0
5,934 (2)	Nice Ltd.	1,180,147	0.1
105,027 (2)	Teva Pharmaceutical Industries Ltd., ADR	1,096,482	0.1
5,088 (2)	Wix.com Ltd.	625,926	0.1
		10,407,880	0.7
	Italy: 2.2%
11,619 (1)	Amplifon SpA	402,605	0.0
94,969	Assicurazioni Generali SpA	2,006,455	0.1
113,580	Banco BPM SpA	601,853	0.0
48,780	Davide Campari-Milano NV	550,858	0.0
2,088 (1)	DiaSorin SpA	215,196	0.0
762,106	Enel SpA	5,669,915	0.4
221,431	Eni SpA	3,755,771	0.2
11,811	Ferrari NV	3,987,465	0.3
57,217	FinecoBank Banca Fineco SpA	860,780	0.1
31,362 (1)(3)	Infrastrutture Wireless Italiane SpA	397,071	0.0
1,456,155	Intesa Sanpaolo SpA	4,261,276	0.3
37,921	Leonardo SpA	626,572	0.0
51,514	Mediobanca Banca di Credito Finanziario SpA	638,348	0.1
19,300 (1)	Moncler SpA	1,188,286	0.1
55,110 (1)(2)(3)	Nexi SpA	451,516	0.0
48,754 (3)	Poste Italiane SpA	554,173	0.0

See Accompanying Notes to Financial Statements

55

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
24,607	Prysmian SpA	$1,121,709	0.1
9,758	Recordati Industria Chimica e Farmaceutica SpA	526,177	0.0
188,950	Snam SpA	972,131	0.1
929,842 (1)(2)	Telecom Italia SpA/Milano	301,995	0.0
131,837 (1)	Terna - Rete Elettrica Nazionale	1,099,869	0.1
150,503	UniCredit SpA	4,098,142	0.3
		34,288,163	2.2
	Japan: 21.7%
71,800	Advantest Corp.	2,419,341	0.2
61,300	Aeon Co. Ltd.	1,367,878	0.1
18,100 (1)	AGC, Inc.	670,866	0.1
13,800	Aisin Corp.	481,085	0.0
41,500	Ajinomoto Co., Inc.	1,597,494	0.1
14,900 (1)(2)	ANA Holdings, Inc.	322,817	0.0
45,100	Asahi Group Holdings Ltd.	1,679,361	0.1
20,300	Asahi Intecc Co. Ltd.	411,661	0.0
117,600	Asahi Kasei Corp.	867,928	0.1
169,600	Astellas Pharma, Inc.	2,017,099	0.1
10,700	Azbil Corp.	352,908	0.0
56,200	Bandai Namco Holdings, Inc.	1,123,901	0.1
12,300	BayCurrent Consulting, Inc.	430,574	0.0
53,500	Bridgestone Corp.	2,209,624	0.1
21,600	Brother Industries Ltd.	343,980	0.0
93,700 (1)	Canon, Inc.	2,403,754	0.2
16,200	Capcom Co. Ltd.	522,786	0.0
67,600	Central Japan Railway Co.	1,715,707	0.1
49,500	Chiba Bank Ltd.	356,628	0.0
60,400	Chubu Electric Power Co., Inc.	779,846	0.1
62,900	Chugai Pharmaceutical Co. Ltd.	2,376,259	0.2
98,900	Concordia Financial Group Ltd.	450,803	0.0
19,200	Dai Nippon Printing Co. Ltd.	566,995	0.0
28,400	Daifuku Co. Ltd.	572,657	0.0
88,100	Dai-ichi Life Holdings, Inc.	1,868,859	0.1
173,300	Daiichi Sankyo Co. Ltd.	4,744,387	0.3
24,700	Daikin Industries Ltd.	4,006,833	0.3
5,800	Daito Trust Construction Co. Ltd.	671,329	0.1
55,600	Daiwa House Industry Co. Ltd.	1,680,810	0.1
217	Daiwa House REIT Investment Corp.	386,954	0.0
125,000	Daiwa Securities Group, Inc.	839,023	0.1
177,200	Denso Corp.	2,660,188	0.2
18,900 (1)	Dentsu Group, Inc.	483,904	0.0
8,700	Disco Corp.	2,148,611	0.1
28,300	East Japan Railway Co.	1,629,026	0.1
23,600	Eisai Co. Ltd.	1,175,072	0.1
270,000	ENEOS Holdings, Inc.	1,070,884	0.1
89,300	FANUC Corp.	2,620,877	0.2
16,400	Fast Retailing Co. Ltd.	4,055,374	0.3
11,900	Fuji Electric Co. Ltd.	510,057	0.0
35,000	FUJIFILM Holdings Corp.	2,097,542	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
16,500	Fujitsu Ltd.	$2,483,146	0.2
437	GLP J-Reit	435,007	0.0
13,100	Hamamatsu Photonics KK	537,463	0.0
21,400	Hankyu Hanshin Holdings, Inc.	680,089	0.1
1,900	Hikari Tsushin, Inc.	314,011	0.0
2,900	Hirose Electric Co. Ltd.	327,521	0.0
10,000	Hitachi Construction Machinery Co. Ltd.	263,238	0.0
86,900	Hitachi Ltd.	6,250,694	0.4
432,800	Honda Motor Co. Ltd.	4,464,426	0.3
10,200	Hoshizaki Corp.	372,610	0.0
33,200	Hoya Corp.	4,134,703	0.3
35,800 (1)	Hulic Co. Ltd.	373,971	0.0
10,600	Ibiden Co. Ltd.	584,757	0.0
90,500	Idemitsu Kosan Co. Ltd.	491,457	0.0
14,800	Iida Group Holdings Co. Ltd.	221,059	0.0
91,000 (1)	Inpex Corp.	1,217,739	0.1
54,600	Isuzu Motors Ltd.	699,954	0.1
111,400	ITOCHU Corp.	4,538,419	0.3
13,500	Japan Airlines Co. Ltd.	265,208	0.0
47,100	Japan Exchange Group, Inc.	994,069	0.1
652	Japan Metropolitan Fund Invest	470,615	0.0
135,600	Japan Post Bank Co. Ltd.	1,379,992	0.1
194,600	Japan Post Holdings Co. Ltd.	1,737,285	0.1
17,900	Japan Post Insurance Co. Ltd.	317,736	0.0
120	Japan Real Estate Investment Corp.	496,435	0.0
112,400 (1)	Japan Tobacco, Inc.	2,902,755	0.2
53,900	JFE Holdings, Inc.	833,898	0.1
16,600	JSR Corp.	472,341	0.0
39,500	Kajima Corp.	658,631	0.0
66,000	Kansai Electric Power Co., Inc.	875,958	0.1
43,700	Kao Corp.	1,796,316	0.1
12,900	Kawasaki Kisen Kaisha Ltd.	552,074	0.0
140,200	KDDI Corp.	4,446,934	0.3
12,100	Keisei Electric Railway Co. Ltd.	571,007	0.0
387	Kenedix Office Investment Corp.	440,806	0.0
18,300	Keyence Corp.	8,040,224	0.5
12,700	Kikkoman Corp.	776,057	0.1
16,900	Kintetsu Group Holdings Co. Ltd.	535,460	0.0
72,800 (1)	Kirin Holdings Co. Ltd.	1,065,801	0.1
14,100	Kobe Bussan Co. Ltd.	416,524	0.0
11,000	Koei Tecmo Holdings Co. Ltd.	125,312	0.0
18,100	Koito Manufacturing Co. Ltd.	281,252	0.0
86,700	Komatsu Ltd.	2,256,223	0.2
9,400	Konami Group Corp.	491,039	0.0
3,100	Kose Corp.	231,710	0.0
94,500 (1)	Kubota Corp.	1,418,256	0.1

See Accompanying Notes to Financial Statements

56

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
120,400	Kyocera Corp.	$1,753,032	0.1
25,200	Kyowa Kirin Co. Ltd.	422,829	0.0
7,100	Lasertec Corp.	1,863,939	0.1
41,200	M3, Inc.	679,895	0.1
20,900	Makita Corp.	574,862	0.0
134,700	Marubeni Corp.	2,120,790	0.1
32,200	MatsukiyoCocokara & Co.	569,101	0.0
53,100	Mazda Motor Corp.	567,590	0.0
8,100 (1)	McDonald’s Holdings Co. Japan Ltd.	350,869	0.0
21,900	MEIJI Holdings Co. Ltd.	520,204	0.0
33,900	MINEBEA MITSUMI, Inc.	693,866	0.1
26,600	MISUMI Group, Inc.	449,108	0.0
120,000	Mitsubishi Chemical Group Corp.	733,574	0.1
323,400	Mitsubishi Corp.	5,151,525	0.3
181,100	Mitsubishi Electric Corp.	2,561,494	0.2
105,500	Mitsubishi Estate Co. Ltd.	1,446,202	0.1
75,300	Mitsubishi HC Capital, Inc.	504,495	0.0
30,000	Mitsubishi Heavy Industries Ltd.	1,746,724	0.1
1,070,000	Mitsubishi UFJ Financial Group, Inc.	9,182,886	0.6
121,300	Mitsui & Co. Ltd.	4,544,378	0.3
16,000	Mitsui Chemicals, Inc.	473,152	0.0
83,400	Mitsui Fudosan Co. Ltd.	2,039,105	0.1
32,200	Mitsui OSK Lines Ltd.	1,029,443	0.1
226,000	Mizuho Financial Group, Inc.	3,855,066	0.3
23,400	MonotaRO Co. Ltd.	254,622	0.0
40,200	MS&AD Insurance Group Holdings, Inc.	1,580,617	0.1
161,500	Murata Manufacturing Co. Ltd.	3,412,816	0.2
23,000	NEC Corp.	1,358,982	0.1
32,100	Nexon Co. Ltd.	583,870	0.0
39,100	NIDEC Corp.	1,576,009	0.1
97,400	Nintendo Co. Ltd.	5,068,101	0.3
143 (1)	Nippon Building Fund, Inc.	619,031	0.0
6,800	Nippon Express Holdings, Inc.	385,832	0.0
88,800	Nippon Paint Holdings Co. Ltd.	716,291	0.1
212	Nippon Prologis REIT, Inc.	407,630	0.0
16,200	Nippon Sanso Holdings Corp.	432,582	0.0
80,100	Nippon Steel Corp.	1,829,787	0.1
2,799,900	Nippon Telegraph & Telephone Corp.	3,418,914	0.2
45,400	Nippon Yusen KK	1,402,112	0.1
11,800	Nissan Chemical Corp.	459,476	0.0
217,500	Nissan Motor Co. Ltd.	850,409	0.1
18,900	Nissin Foods Holdings Co. Ltd.	659,985	0.0
7,500	Nitori Holdings Co. Ltd.	1,007,074	0.1
13,500	Nitto Denko Corp.	1,007,440	0.1
281,600	Nomura Holdings, Inc.	1,268,206	0.1
10,200	Nomura Real Estate Holdings, Inc.	267,653	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
396	Nomura Real Estate Master Fund, Inc.	$463,136	0.0
36,200	Nomura Research Institute Ltd.	1,051,347	0.1
59,100	NTT Data Group Corp.	835,417	0.1
60,600	Obayashi Corp.	523,488	0.0
6,600	Obic Co. Ltd.	1,135,563	0.1
29,200	Odakyu Electric Railway Co. Ltd.	444,651	0.0
80,500	Oji Holdings Corp.	309,435	0.0
112,700	Olympus Corp.	1,626,743	0.1
16,400	Omron Corp.	763,140	0.1
36,400	Ono Pharmaceutical Co. Ltd.	647,538	0.0
7,300	Open House Group Co. Ltd.	215,928	0.0
3,600	Oracle Corp. Japan	277,125	0.0
102,200	Oriental Land Co. Ltd./ Japan	3,798,600	0.3
109,900	ORIX Corp.	2,064,052	0.1
35,100	Osaka Gas Co. Ltd.	732,694	0.1
10,700	Otsuka Corp.	440,358	0.0
39,200	Otsuka Holdings Co. Ltd.	1,465,963	0.1
35,700	Pan Pacific International Holdings Corp.	849,820	0.1
207,000	Panasonic Holdings Corp.	2,038,449	0.1
140,300 (1)(2)	Rakuten Group, Inc.	625,502	0.0
135,100	Recruit Holdings Co. Ltd.	5,648,684	0.4
137,600 (2)	Renesas Electronics Corp.	2,460,421	0.2
199,700	Resona Holdings, Inc.	1,012,346	0.1
51,200	Ricoh Co. Ltd.	392,117	0.0
30,900	Rohm Co. Ltd.	589,904	0.0
23,100	SBI Holdings, Inc.	518,441	0.0
14,600	SCSK Corp.	289,057	0.0
19,700	Secom Co. Ltd.	1,417,223	0.1
26,900	Seiko Epson Corp.	401,642	0.0
35,900	Sekisui Chemical Co. Ltd.	516,348	0.0
55,900	Sekisui House Ltd.	1,239,092	0.1
70,600	Seven & i Holdings Co. Ltd.	2,792,199	0.2
29,900	SG Holdings Co. Ltd.	428,643	0.0
24,300 (2)	Sharp Corp./Japan	172,955	0.0
22,100	Shimadzu Corp.	616,215	0.0
7,200	Shimano, Inc.	1,109,118	0.1
48,800	Shimizu Corp.	323,706	0.0
170,700	Shin-Etsu Chemical Co. Ltd.	7,139,214	0.5
24,500	Shionogi & Co. Ltd.	1,179,136	0.1
37,500	Shiseido Co. Ltd.	1,130,339	0.1
43,700	Shizuoka Financial Group, Inc.	369,526	0.0
5,400	SMC Corp.	2,888,655	0.2
269,400	SoftBank Corp.	3,357,190	0.2
96,400	SoftBank Group Corp.	4,254,948	0.3
27,700	Sompo Holdings, Inc.	1,355,316	0.1
118,200	Sony Group Corp.	11,185,611	0.7
8,000	Square Enix Holdings Co. Ltd.	286,800	0.0
57,700	Subaru Corp.	1,052,414	0.1
32,700	SUMCO Corp.	489,165	0.0
131,300	Sumitomo Chemical Co. Ltd.	319,155	0.0

See Accompanying Notes to Financial Statements

57

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
97,600	Sumitomo Corp.	$2,123,938	0.1
67,000	Sumitomo Electric Industries Ltd.	850,136	0.1
23,100	Sumitomo Metal Mining Co. Ltd.	686,021	0.1
119,100	Sumitomo Mitsui Financial Group, Inc.	5,795,387	0.4
61,400	Sumitomo Mitsui Trust Holdings, Inc.	1,175,926	0.1
26,700	Sumitomo Realty & Development Co. Ltd.	791,228	0.1
13,000	Suntory Beverage & Food Ltd.	427,439	0.0
34,500	Suzuki Motor Corp.	1,470,271	0.1
15,700	Sysmex Corp.	872,771	0.1
46,900	T&D Holdings, Inc.	744,559	0.1
15,900	Taisei Corp.	542,951	0.0
148,300	Takeda Pharmaceutical Co. Ltd.	4,252,954	0.3
36,400	TDK Corp.	1,726,247	0.1
63,100	Terumo Corp.	2,063,434	0.1
20,500	TIS, Inc.	450,575	0.0
17,600	Tobu Railway Co. Ltd.	472,196	0.0
10,500	Toho Co. Ltd./Tokyo	354,483	0.0
168,900	Tokio Marine Holdings, Inc.	4,205,778	0.3
142,500 (2)	Tokyo Electric Power Co. Holdings, Inc.	745,720	0.1
44,200	Tokyo Electron Ltd.	7,856,102	0.5
34,600	Tokyo Gas Co. Ltd.	793,678	0.1
46,800	Tokyu Corp.	570,636	0.0
23,000	TOPPAN Holdings, Inc.	640,542	0.0
129,900	Toray Industries, Inc.	672,885	0.1
24,300	Tosoh Corp.	309,777	0.0
12,400	TOTO Ltd.	325,744	0.0
13,800	Toyota Industries Corp.	1,121,806	0.1
993,700	Toyota Motor Corp.	18,208,280	1.2
19,900	Toyota Tsusho Corp.	1,167,776	0.1
12,500 (2)	Trend Micro, Inc./Japan	667,125	0.1
37,800	Unicharm Corp.	1,367,126	0.1
19,200	USS Co. Ltd.	385,463	0.0
20,600	West Japan Railway Co.	858,369	0.1
24,000	Yakult Honsha Co. Ltd.	538,743	0.0
12,300	Yamaha Corp.	283,326	0.0
83,400 (1)	Yamaha Motor Co. Ltd.	742,123	0.1
24,800	Yamato Holdings Co. Ltd.	457,646	0.0
22,500	Yaskawa Electric Corp.	936,492	0.1
21,300	Yokogawa Electric Corp.	404,870	0.0
250,400	Z Holdings Corp.	885,486	0.1
8,700	Zensho Holdings Co. Ltd.	455,223	0.0
13,100	ZOZO, Inc.	295,656	0.0
		339,274,849	21.7
	Jordan: 0.0%
15,467	Hikma Pharmaceuticals PLC	352,448	0.0

	Luxembourg: 0.2%
47,946	ArcelorMittal SA	1,360,706	0.1
12,647 (1)	Eurofins Scientific SE	824,992	0.1
44,247	Tenaris SA	769,594	0.0
		2,955,292	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Macao: 0.0%
227,600 (2)	Sands China Ltd.	$666,177	0.0

	Netherlands: 4.8%
44,608 (3)	ABN AMRO Bank NV	670,836	0.0
2,035 (1)(2)(3)	Adyen NV	2,627,060	0.2
152,151 (1)	Aegon Ltd.	884,612	0.1
15,985	Akzo Nobel NV	1,323,664	0.1
5,536 (1)(2)	Argenx SE	2,105,716	0.1
4,400	ASM International, N.V.	2,290,084	0.1
37,775	ASML Holding NV	28,515,812	1.8
14,916	ASR Nederland NV	704,629	0.0
7,223 (1)	BE Semiconductor Industries NV	1,090,497	0.1
8,029 (3)	Euronext NV	697,772	0.0
8,770	EXOR NV	877,855	0.1
12,145	Heineken Holding NV	1,028,365	0.1
26,986	Heineken NV	2,741,758	0.2
5,340	IMCD NV	930,032	0.1
339,153	ING Groep NV	5,085,435	0.3
9,135 (1)	JDE Peet’s NV	245,660	0.0
90,024	Koninklijke Ahold Delhaize NV	2,590,116	0.2
314,397 (1)	Koninklijke KPN NV	1,083,136	0.1
73,963 (2)	Koninklijke Philips, N.V.	1,730,895	0.1
25,370	NN Group NV	1,002,642	0.1
9,845	OCI NV	285,321	0.0
137,062	Prosus NV	4,083,081	0.3
21,367 (1)(2)	QIAGEN NV	928,956	0.1
10,342 (1)	Randstad NV	649,063	0.0
207,306	Stellantis NV (STLAM)	4,857,304	0.3
76,811 (1)	Universal Music Group NV	2,192,729	0.1
23,286	Wolters Kluwer NV	3,312,881	0.2
		74,535,911	4.8
	New Zealand: 0.2%
124,205	Auckland International Airport Ltd.	690,944	0.0
54,537	Fisher & Paykel Healthcare Corp. Ltd.	813,335	0.1
64,707 (1)	Mercury NZ Ltd.	269,970	0.0
120,529	Meridian Energy Ltd.	422,058	0.0
172,173	Spark New Zealand Ltd.	563,788	0.0
13,483 (2)	Xero Ltd.	1,028,598	0.1
		3,788,693	0.2
	Norway: 0.7%
32,768 (2)	Adevinta ASA	362,015	0.0
29,611	Aker BP ASA	860,129	0.1
86,727	DNB Bank ASA	1,843,924	0.1
84,419	Equinor ASA	2,675,404	0.2
18,664	Gjensidige Forsikring ASA	344,422	0.0
8,208	Kongsberg Gruppen ASA	375,770	0.0
43,609	Mowi ASA	780,940	0.1
124,322	Norsk Hydro ASA	835,644	0.1
65,685	Orkla ASA	510,093	0.0
6,772	Salmar ASA	379,265	0.0
59,009	Telenor ASA	677,216	0.1
15,451	Yara International ASA	548,922	0.0
		10,193,744	0.7

See Accompanying Notes to Financial Statements

58

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Portugal: 0.2%
294,037	EDP - Energias de Portugal SA	$1,479,886	0.1
42,561	Galp Energia SGPS SA	626,228	0.0
26,535	Jeronimo Martins SGPS SA	675,328	0.1
		2,781,442	0.2
	Singapore: 1.3%
349,700	CapitaLand Ascendas REIT	801,713	0.1
498,800	CapitaLand Integrated Commercial Trust	777,526	0.1
242,800	CapitaLand Investment Ltd./Singapore	580,505	0.0
46,700	City Developments Ltd.	235,134	0.0
169,700	DBS Group Holdings Ltd.	4,291,515	0.3
564,300	Genting Singapore Ltd.	427,433	0.0
177,611 (2)	Grab Holdings Ltd. - Class A	598,549	0.0
9,200	Jardine Cycle & Carriage Ltd.	207,345	0.0
136,500	Keppel Corp. Ltd.	730,385	0.1
325,400	Mapletree Logistics Trust	428,453	0.0
220,200	Mapletree Pan Asia Commercial Trust	261,608	0.0
317,300	Oversea-Chinese Banking Corp. Ltd.	3,122,045	0.2
34,319 (2)	Sea Ltd., ADR	1,389,919	0.1
4,139,031 (1)(2)	Seatrium Ltd.	369,582	0.0
83,400	Sembcorp Industries Ltd.	335,226	0.0
139,500	Singapore Airlines Ltd.	692,664	0.1
80,000	Singapore Exchange Ltd.	595,151	0.0
145,700	Singapore Technologies Engineering Ltd.	429,043	0.0
773,700	Singapore Telecommunications Ltd.	1,448,371	0.1
118,500	United Overseas Bank Ltd.	2,557,610	0.2
43,400 (1)	UOL Group Ltd.	206,172	0.0
179,300	Wilmar International Ltd.	484,357	0.0
		20,970,306	1.3
	Spain: 2.6%
2,304	Acciona SA	339,250	0.0
19,548	ACS Actividades de Construccion y Servicios SA	868,220	0.1
7,028 (3)	Aena SME SA	1,275,658	0.1
42,212	Amadeus IT Group SA	3,031,725	0.2
558,973	Banco Bilbao Vizcaya Argentaria SA	5,094,615	0.3
1,516,477	Banco Santander SA	6,342,932	0.4
386,628	CaixaBank SA	1,592,262	0.1
52,958 (3)	Cellnex Telecom SA	2,085,111	0.1
6,145	Corp ACCIONA Energias Renovables SA	190,716	0.0
28,667 (1)	EDP Renovaveis SA	586,850	0.0
23,226 (1)	Enagas SA	391,806	0.0
29,762	Endesa SA	607,176	0.1
48,162 (1)	Ferrovial SE	1,757,952	0.1
27,836 (2)	Grifols SA	476,200	0.0
565,278	Iberdrola SA	7,414,613	0.5
102,212	Industria de Diseno Textil SA	4,459,915	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
11,763	Naturgy Energy Group SA	$350,857	0.0
38,025	Red Electrica Corp. SA	626,599	0.1
119,694	Repsol SA	1,775,529	0.1
458,002	Telefonica SA	1,790,726	0.1
		41,058,712	2.6
	Sweden: 3.1%
27,110	Alfa Laval AB	1,085,323	0.1
93,917	Assa Abloy AB - Class B	2,706,612	0.2
251,688	Atlas Copco AB - Class A	4,336,865	0.3
146,256	Atlas Copco AB - Class B	2,169,874	0.1
35,919 (1)	Beijer Ref AB	481,996	0.0
25,628	Boliden AB	802,144	0.1
61,750	Epiroc AB - Class A	1,242,959	0.1
36,392	Epiroc AB - Class B	638,235	0.1
33,322 (1)	EQT AB	943,467	0.1
57,076	Essity AB - Class B	1,414,468	0.1
17,172 (3)	Evolution AB	2,045,365	0.1
60,841 (1)(2)	Fastighets AB Balder	431,477	0.0
21,345	Getinge AB - Class B	475,299	0.0
60,520 (1)	H & M Hennes & Mauritz AB - Class B	1,061,523	0.1
194,541	Hexagon AB - Class B	2,336,692	0.2
7,142	Holmen AB - Class B	301,655	0.0
32,632 (1)	Husqvarna AB - Class B	269,167	0.0
12,147	Industrivarden AB - Class A	397,132	0.0
13,696 (1)	Industrivarden AB - Class C	446,899	0.0
25,499	Indutrade AB	664,569	0.1
13,817 (1)	Investment AB Latour - Class B	360,434	0.0
162,182	Investor AB - Class B	3,760,955	0.3
7,092	L E Lundbergforetagen AB - Class B	386,208	0.0
21,754	Lifco AB - Class B	534,080	0.0
142,004 (1)	Nibe Industrier AB - Class B	997,211	0.1
7,473	Saab AB - Class B	450,350	0.0
18,407	Sagax AB - Class B	506,645	0.0
99,907	Sandvik AB	2,170,515	0.2
45,895 (1)	Securitas AB - Class B	449,954	0.0
148,692	Skandinaviska Enskilda Banken AB - Class A	2,052,054	0.1
31,750	Skanska AB - Class B	575,233	0.0
31,801	SKF AB - Class B	637,310	0.1
56,771 (1)	Svenska Cellulosa AB SCA - Class B	852,841	0.1
136,671	Svenska Handelsbanken AB - Class A	1,485,264	0.1
79,553	Swedbank AB - Class A	1,608,375	0.1
18,262 (2)	Swedish Orphan Biovitrum AB	483,435	0.0
49,854	Tele2 AB - Class B	428,529	0.0
274,384	Telefonaktiebolaget LM Ericsson - Class B	1,726,749	0.1
220,164	Telia Co. AB	561,733	0.0
18,687	Volvo AB - Class A	495,802	0.0
141,399	Volvo AB - Class B	3,679,203	0.2
55,609 (1)(2)	Volvo Car AB - Class B	180,351	0.0
		48,634,952	3.1
	Switzerland: 10.2%
149,894	ABB Ltd., Reg	6,655,018	0.4

See Accompanying Notes to Financial Statements

59

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
14,993	Adecco Group AG	$736,359	0.1
46,823	Alcon, Inc.	3,663,246	0.2
3,150 (1)	Bachem Holding AG	243,940	0.0
4,292 (1)	Baloise Holding AG, Reg	672,936	0.1
2,811 (1)	Banque Cantonale Vaudoise	362,532	0.0
333 (1)	Barry Callebaut AG	562,164	0.0
1,971	BKW AG	350,576	0.0
11	Chocoladefabriken Lindt & Spruengli AG	1,334,505	0.1
90	Chocoladefabriken Lindt & Spruengli AG - Class PC	1,080,326	0.1
48,912	Cie Financiere Richemont SA	6,755,927	0.4
20,134	Clariant AG	297,474	0.0
20,621	Coca-Cola HBC AG - Class DI	605,493	0.0
17,426	DSM-Firmenich AG	1,772,106	0.1
9,168 (2)	Dufry AG, Reg	360,954	0.0
655	EMS-Chemie Holding AG	531,092	0.0
3,132 (1)	Geberit AG, Reg	2,010,490	0.1
865	Givaudan SA, Reg	3,586,906	0.2
982,874	Glencore PLC	5,908,093	0.4
3,464	Helvetia Holding AG	477,640	0.0
48,838	Holcim AG	3,835,806	0.3
19,303	Julius Baer Group Ltd.	1,082,861	0.1
5,092	Kuehne + Nagel International AG	1,757,234	0.1
15,409	Logitech International SA	1,465,217	0.1
6,978	Lonza Group AG	2,941,830	0.2
250,183	Nestle SA	29,001,184	1.9
192,063	Novartis AG, Reg	19,400,377	1.2
2,127 (1)	Partners Group Holding AG	3,075,538	0.2
65,831	Roche Holding AG	19,136,648	1.2
2,999	Roche Holding AG - Class BR	931,866	0.1
38,366 (2)	Sandoz Group AG	1,234,390	0.1
3,815	Schindler Holding AG	955,104	0.1
2,191	Schindler Holding AG (SCHN)	520,321	0.0
14,046	SGS SA	1,212,603	0.1
28,655 (1)	SIG Group AG	659,954	0.0
14,285	Sika AG, Reg	4,657,999	0.3
4,749	Sonova Holding AG, Reg	1,553,151	0.1
10,459 (1)	Straumann Holding AG	1,690,205	0.1
4,910	Swatch Group AG	257,427	0.0
2,711	Swatch Group AG - Class BR	737,636	0.1
2,766	Swiss Life Holding AG	1,922,241	0.1
7,189	Swiss Prime Site AG	768,097	0.1
28,262	Swiss Re AG	3,180,337	0.2
2,427	Swisscom AG, Reg	1,460,737	0.1
5,987	Temenos AG	557,918	0.0
308,182	UBS Group AG	9,572,621	0.6
2,530 (1)(3)	VAT Group AG	1,270,713	0.1
13,714	Zurich Insurance Group AG	7,170,052	0.5
		159,977,844	10.2
	United Kingdom: 13.1%
91,204	3i Group PLC	2,807,212	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
181,781 (1)	abrdn PLC	$413,290	0.0
24,396	Admiral Group PLC	834,062	0.1
119,066	Anglo American PLC	2,979,826	0.2
41,031	Ashtead Group PLC	2,851,946	0.2
32,451	Associated British Foods PLC	978,040	0.1
145,228	AstraZeneca PLC	19,589,769	1.2
85,725 (3)	Auto Trader Group PLC	787,525	0.0
256,599	Aviva PLC	1,419,872	0.1
284,919	BAE Systems PLC	4,033,020	0.3
1,415,462	Barclays PLC	2,771,567	0.2
90,947	Barratt Developments PLC	651,499	0.0
9,935	Berkeley Group Holdings PLC	593,130	0.0
1,599,147	BP PLC	9,479,848	0.6
199,075	British American Tobacco PLC	5,824,766	0.4
605,606 (1)	BT Group PLC	954,183	0.1
31,669	Bunzl PLC	1,286,885	0.1
34,057	Burberry Group PLC	614,283	0.0
519,267	Centrica PLC	930,891	0.1
19,348	Coca-Cola European Partners PLC - USD	1,291,285	0.1
160,604	Compass Group PLC	4,394,656	0.3
13,084	Croda International PLC	841,614	0.1
210,636	Diageo PLC	7,645,062	0.5
17,303	Endeavour Mining PLC	387,175	0.0
59,855	Entain PLC	754,835	0.0
383,710	GSK PLC	7,086,810	0.5
519,175	Haleon PLC	2,125,642	0.1
35,573	Halma PLC	1,034,316	0.1
33,197	Hargreaves Lansdown PLC	310,257	0.0
1,825,825	HSBC Holdings PLC	14,770,843	0.9
79,792	Imperial Brands PLC	1,837,432	0.1
130,608	Informa PLC	1,299,078	0.1
15,492	InterContinental Hotels Group PLC	1,397,003	0.1
15,123	Intertek Group PLC	818,707	0.1
155,320	J Sainsbury PLC	598,824	0.0
241,842	JD Sports Fashion PLC	510,368	0.0
177,763	Kingfisher PLC	550,778	0.0
66,303	Land Securities Group PLC	595,030	0.0
560,202	Legal & General Group PLC	1,790,230	0.1
5,954,379	Lloyds Banking Group PLC	3,611,548	0.2
39,024	London Stock Exchange Group PLC	4,613,082	0.3
209,298	M&G PLC	592,337	0.0
126,118	Melrose Industries PLC	911,628	0.1
45,497	Mondi PLC	890,134	0.1
345,583	National Grid PLC	4,655,455	0.3
542,388	NatWest Group PLC	1,510,768	0.1
11,287	Next PLC	1,166,790	0.1
54,038 (2)	Ocado Group PLC	522,003	0.0
60,149	Pearson PLC	738,805	0.0
29,808	Persimmon PLC	526,891	0.0
70,065	Phoenix Group Holdings PLC	477,082	0.0
67,241	Reckitt Benckiser Group PLC	4,639,853	0.3

See Accompanying Notes to Financial Statements

60

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
177,038	RELX PLC	$7,023,766	0.4
236,366	Rentokil Initial PLC	1,332,220	0.1
105,508	Rio Tinto PLC	7,847,794	0.5
788,656 (2)	Rolls-Royce Holdings PLC	3,008,222	0.2
96,220	Sage Group PLC	1,436,449	0.1
75,218	Schroders PLC	411,274	0.0
109,276	Segro PLC	1,232,332	0.1
25,219	Severn Trent PLC	829,314	0.1
620,043	Shell PLC	20,296,519	1.3
81,838	Smith & Nephew PLC	1,124,213	0.1
32,637	Smiths Group PLC	732,551	0.0
6,913	Spirax-Sarco Engineering PLC	924,928	0.1
102,335	SSE PLC	2,415,717	0.2
51,191	St James’s Place PLC	445,377	0.0
214,737	Standard Chartered PLC	1,822,287	0.1
329,618	Taylor Wimpey PLC	617,017	0.0
668,951	Tesco PLC	2,478,278	0.2
234,292	Unilever PLC	11,342,302	0.7
63,894	United Utilities Group PLC	863,097	0.1
2,156,589	Vodafone Group PLC	1,883,434	0.1
18,108	Whitbread PLC	843,059	0.1
57,379 (2)	Wise PLC - Class A	638,139	0.0
100,714	WPP PLC	962,008	0.1
		205,208,232	13.1
	Total Common Stock
	(Cost $1,413,569,623)	1,508,575,369	96.4

PREFERRED STOCK: 0.4%
	Germany: 0.4%
5,521	Bayerische Motoren Werke AG	549,354	0.0
10,670 (3)	Dr Ing hc F Porsche AG	939,781	0.1
15,859	Henkel AG & Co. KGaA	1,275,728	0.1
14,348	Porsche Automobil Holding SE	733,207	0.0
2,456 (1)	Sartorius AG	901,892	0.1
19,322	Volkswagen AG	2,381,554	0.1
		6,781,516	0.4
	Total Preferred Stock
	(Cost $7,542,946)	6,781,516	0.4
	Total Long-Term Investments
	(Cost $1,421,112,569)	1,515,356,885	96.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
	Repurchase Agreements: 3.4%
11,088,235 (4)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $11,094,700, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $11,310,000, due 08/31/27-05/15/48)	$11,088,235	0.7
11,428,362 (4)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $11,435,213, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $11,656,929, due 08/01/25-09/20/73)	11,428,362	0.7
12,835,091 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $12,842,574, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $13,091,794, due 04/30/24-05/15/53)	12,835,091	0.8
12,835,091 (4)	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $12,842,588, collateralized by various U.S. Government Securities, 2.500%-5.000%, Market Value plus accrued interest $13,091,793, due 02/15/29-08/15/53)	12,835,091	0.8

See Accompanying Notes to Financial Statements

61

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,516,500 (4)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $5,519,825, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $5,630,269, due 02/02/24-04/20/71)	$5,516,500	0.4
	Total Repurchase Agreements (Cost $53,703,279)	53,703,279	3.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.8%
43,468,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $43,468,000)	$43,468,000	2.8
	Total Short-Term Investments (Cost $97,171,279)	97,171,279	6.2
	Total Investments in Securities (Cost $1,518,283,848)	$1,612,528,164	103.0
	Liabilities in Excess of Other Assets	(47,341,586)	(3.0)
	Net Assets	$1,565,186,578	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.
Sector Diversification	Percentage of Net Assets
Financials	18.4%
Industrials	15.9
Health Care	12.3
Consumer Discretionary	11.4
Consumer Staples	9.0
Information Technology	8.3
Materials	7.6
Energy	4.2
Communication Services	3.9
Utilities	3.4
Real Estate	2.4
Short-Term Investments	6.2
Liabilities in Excess of Other Assets	(3.0)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

62

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$112,939,917	$—	$112,939,917
Austria	—	2,837,752	—	2,837,752
Belgium	1,067,933	11,258,325	—	12,326,258
Chile	—	790,063	—	790,063
Denmark	—	50,723,894	—	50,723,894
Finland	616,051	15,772,469	—	16,388,520
France	—	180,130,466	—	180,130,466
Germany	—	122,362,303	—	122,362,303
Hong Kong	914,868	34,334,870	—	35,249,738
Ireland	5,624,207	14,107,606	—	19,731,813
Israel	4,720,871	5,687,009	—	10,407,880
Italy	301,995	33,986,168	—	34,288,163
Japan	—	339,274,849	—	339,274,849
Jordan	—	352,448	—	352,448
Luxembourg	—	2,955,292	—	2,955,292
Macao	—	666,177	—	666,177
Netherlands	4,328,741	70,207,170	—	74,535,911
New Zealand	1,524,702	2,263,991	—	3,788,693
Norway	677,216	9,516,528	—	10,193,744
Portugal	—	2,781,442	—	2,781,442
Singapore	1,988,468	18,981,838	—	20,970,306
Spain	—	41,058,712	—	41,058,712
Sweden	483,435	48,151,517	—	48,634,952
Switzerland	1,234,390	158,743,454	—	159,977,844
United Kingdom	5,324,305	199,883,927	—	205,208,232
Total Common Stock	28,807,182	1,479,768,187	—	1,508,575,369
Preferred Stock	—	6,781,516	—	6,781,516
Short-Term Investments	43,468,000	53,703,279	—	97,171,279
Total Investments, at fair value	$72,275,182	$1,540,252,982	$—	$1,612,528,164
Other Financial Instruments+
Futures	1,670,008	—	—	1,670,008
Total Assets	$73,945,190	$1,540,252,982	$—	$1,614,198,172

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series I Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Appreciation
Long Contracts:
MSCI EAFE Index	422	03/15/24	$47,525,640	$1,670,008
			$47,525,640	$1,670,008

See Accompanying Notes to Financial Statements
63

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,670,008
Total Asset Derivatives		$1,670,008

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$146,541
Total	$146,541

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,670,008
Total	$1,670,008

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,525,610,750.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$143,405,495
Gross Unrealized Depreciation	(54,405,668)
Net Unrealized Appreciation	$88,999,827

See Accompanying Notes to Financial Statements

64

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.3%
	Communication Services: 3.4%
6,845 (1)	AMC Entertainment Holdings, Inc. - Class A	$41,891	0.0
192	Cable One, Inc.	106,865	0.0
9,351	Electronic Arts, Inc.	1,279,310	0.3
8,515	Fox Corp. - Class A	252,640	0.1
4,637	Fox Corp. - Class B	128,213	0.0
8,451 (1)	Frontier Communications Parent, Inc.	214,148	0.1
2,558 (1)	IAC, Inc.	133,988	0.0
13,312	Interpublic Group of Cos., Inc.	434,504	0.1
4,235	Iridium Communications, Inc.	174,313	0.1
569 (1)	Liberty Broadband Corp. - Class A	45,884	0.0
4,021 (1)	Liberty Broadband Corp. - Class C	324,052	0.1
821 (1)	Liberty Media Corp.- Liberty Formula One - Class A, Tracking Stock	47,602	0.0
6,696 (1)	Liberty Media Corp.- Liberty Formula One - Class C, Tracking Stock	422,718	0.1
668 (1)	Liberty Media Corp.- Liberty Live - Class A, Tracking Stock	24,415	0.0
1,612 (1)	Liberty Media Corp.- Liberty Live - Class C, Tracking Stock	60,273	0.0
5,301 (1)	Liberty Media Corp.- Liberty SiriusXM, Tracking Stock	152,563	0.0
2,563 (1)	Liberty Media Corp.- Liberty SiriusXM - Class A, Tracking Stock	73,661	0.0
5,403 (1)	Live Nation Entertainment, Inc.	505,721	0.1
642 (1)	Madison Square Garden Sports Corp.	116,735	0.0
9,625 (1)	Match Group, Inc.	351,313	0.1
5,575	New York Times Co. - Class A	273,119	0.1
13,144	News Corp. - Class A	322,685	0.1
4,019	News Corp. - Class B	103,369	0.0
1,153	Nexstar Media Group, Inc.	180,733	0.1
6,814	Omnicom Group, Inc.	589,479	0.2
309 (2)	Paramount Global - Class A	6,075	0.0
19,916	Paramount Global - Class B	294,558	0.1
20,218 (1)	Pinterest, Inc. - Class A	748,875	0.2
795 (1)	Playtika Holding Corp.	6,932	0.0
16,038 (1)	ROBLOX Corp. - Class A	733,257	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services: (continued)
4,255 (1)	Roku, Inc.	$390,013	0.1
22,240 (2)	Sirius XM Holdings, Inc.	121,653	0.0
4,842 (1)	Spotify Technology SA	909,860	0.2
5,695 (1)	Take-Two Interactive Software, Inc.	916,610	0.3
2,096	TKO Group Holdings, Inc.	170,992	0.1
15,221 (1)	Trade Desk, Inc. - Class A	1,095,303	0.3
3,712 (1)	TripAdvisor, Inc.	79,919	0.0
76,102 (1)	Warner Bros Discovery, Inc.	866,041	0.2
10,391 (1)	ZoomInfo Technologies, Inc.	192,130	0.1
		12,892,412	3.4

	Consumer Discretionary: 10.5%
7,255	ADT, Inc.	49,479	0.0
2,050	Advance Auto Parts, Inc.	125,111	0.0
9,349 (1)	Aptiv PLC	838,792	0.2
8,084	Aramark	227,160	0.1
981 (1)	AutoNation, Inc.	147,327	0.0
7,910	Bath & Body Works, Inc.	341,396	0.1
6,728	Best Buy Co., Inc.	526,668	0.1
1,027 (1)	Birkenstock Holding PLC	50,046	0.0
8,053	BorgWarner, Inc.	288,700	0.1
2,490	Boyd Gaming Corp.	155,899	0.0
1,982 (1)	Bright Horizons Family Solutions, Inc.	186,784	0.1
2,399	Brunswick Corp.	232,103	0.1
2,231 (1)	Burlington Stores, Inc.	433,885	0.1
7,101 (1)	Caesars Entertainment, Inc.	332,895	0.1
3,903 (1)	Capri Holdings Ltd.	196,087	0.1
5,454 (1)	CarMax, Inc.	418,540	0.1
34,322 (1)	Carnival Corp.	636,330	0.2
1,241	Carter’s, Inc.	92,938	0.0
550 (1)	Cava Group, Inc.	23,639	0.0
1,031	Choice Hotels International, Inc.	116,812	0.0
2,455	Churchill Downs, Inc.	331,253	0.1
1,219	Columbia Sportswear Co.	96,959	0.0
37,839 (1)	Coupang, Inc.	612,613	0.2
2,100 (1)	Crocs, Inc.	196,161	0.1
4,169	Darden Restaurants, Inc.	684,967	0.2
905 (1)	Deckers Outdoor Corp.	604,929	0.2
2,075	Dick’s Sporting Goods, Inc.	304,921	0.1
7,203 (1)	Dollar Tree, Inc.	1,023,186	0.3
1,206	Domino’s Pizza, Inc.	497,149	0.1
10,569 (1)	DoorDash, Inc. - Class A	1,045,168	0.3
10,748	DR Horton, Inc.	1,633,481	0.4

See Accompanying Notes to Financial Statements

65

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
14,435 (1)	DraftKings, Inc. - Class A	$508,834	0.1
18,459	eBay, Inc.	805,182	0.2
4,237 (1)	Etsy, Inc.	343,409	0.1
4,749 (1)	Expedia Group, Inc.	720,851	0.2
1,892 (1)	Five Below, Inc.	403,299	0.1
3,593 (1)	Floor & Decor Holdings, Inc. - Class A	400,835	0.1
9,246 (1)(2)	GameStop Corp. - Class A	162,082	0.0
6,709	Gap, Inc.	140,285	0.0
5,306	Garmin Ltd.	682,033	0.2
8,090	Gentex Corp.	264,219	0.1
4,844	Genuine Parts Co.	670,894	0.2
1,027 (1)	Grand Canyon Education, Inc.	135,605	0.0
5,034	H&R Block, Inc.	243,495	0.1
4,442	Harley-Davidson, Inc.	163,643	0.0
4,511	Hasbro, Inc.	230,332	0.1
8,608	Hilton Worldwide Holdings, Inc.	1,567,431	0.4
1,521	Hyatt Hotels Corp. - Class A	198,354	0.1
3,815	Kohl’s Corp.	109,414	0.0
2,001	Lear Corp.	282,561	0.1
4,573	Leggett & Platt, Inc.	119,675	0.0
8,471	Lennar Corp. - Class A	1,262,518	0.3
455	Lennar Corp. - Class B	60,993	0.0
934	Lithia Motors, Inc.	307,548	0.1
9,198	LKQ Corp.	439,572	0.1
25,719 (1)	Lucid Group, Inc.	108,277	0.0
9,340	Macy’s, Inc.	187,921	0.1
1,241	Marriott Vacations Worldwide Corp.	105,348	0.0
12,152 (1)	Mattel, Inc.	229,430	0.1
9,748	MGM Resorts International	435,541	0.1
2,584 (1)(2)	Mister Car Wash, Inc.	22,326	0.0
1,826 (1)	Mohawk Industries, Inc.	188,991	0.1
672	Murphy USA, Inc.	239,608	0.1
13,131	Newell Brands, Inc.	113,977	0.0
3,939	Nordstrom, Inc.	72,675	0.0
14,593 (1)	Norwegian Cruise Line Holdings Ltd.	292,444	0.1
102 (1)	NVR, Inc.	714,046	0.2
2,127 (1)	Ollie’s Bargain Outlet Holdings, Inc.	161,418	0.0
11,594 (1)	Peloton Interactive, Inc. - Class A	70,607	0.0
5,166 (1)	Penn Entertainment, Inc.	134,419	0.0
675	Penske Automotive Group, Inc.	108,344	0.0
2,766 (1)	Petco Health & Wellness Co., Inc.	8,741	0.0
1,611	Phinia, Inc.	48,797	0.0
2,942 (1)	Planet Fitness, Inc. - Class A	214,766	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
1,861	Polaris, Inc.	$176,367	0.1
1,312	Pool Corp.	523,108	0.1
7,400	PulteGroup, Inc.	763,828	0.2
2,075	PVH Corp.	253,399	0.1
11,680 (1)(2)	QuantumScape Corp.	81,176	0.0
1,379	Ralph Lauren Corp.	198,852	0.1
537 (1)	RH	156,525	0.0
22,893 (1)	Rivian Automotive, Inc. - Class A	537,070	0.1
11,600	Ross Stores, Inc.	1,605,324	0.4
8,083 (1)	Royal Caribbean Cruises Ltd.	1,046,668	0.3
5,070	Service Corp. International	347,042	0.1
4,598 (1)	Skechers USA, Inc. - Class A	286,639	0.1
7,910	Tapestry, Inc.	291,167	0.1
5,760	Tempur Sealy International, Inc.	293,587	0.1
2,308	Texas Roadhouse, Inc.	282,107	0.1
1,768	Thor Industries, Inc.	209,066	0.1
3,701	Toll Brothers, Inc.	380,426	0.1
1,094 (1)	TopBuild Corp.	409,440	0.1
3,782	Tractor Supply Co.	813,243	0.2
2,432	Travel + Leisure Co.	95,067	0.0
1,698 (1)	Ulta Beauty, Inc.	832,003	0.2
6,507 (1)	Under Armour, Inc. - Class A	57,197	0.0
6,978 (1)	Under Armour, Inc. - Class C	58,266	0.0
1,305	Vail Resorts, Inc.	278,578	0.1
12,068	VF Corp.	226,878	0.1
2,666 (1)	Victoria’s Secret & Co.	70,756	0.0
2,840 (1)	Wayfair, Inc. - Class A	175,228	0.0
5,895	Wendy’s Co.	114,835	0.0
1,847	Whirlpool Corp.	224,909	0.1
2,200	Williams-Sonoma, Inc.	443,916	0.1
1,034	Wingstop, Inc.	265,304	0.1
2,805	Wyndham Hotels & Resorts, Inc.	225,550	0.1
3,586	Wynn Resorts Ltd.	326,720	0.1
2,990 (1)	YETI Holdings, Inc.	154,822	0.0
9,685	Yum! Brands, Inc.	1,265,442	0.3
		39,602,623	10.5
	Consumer Staples: 3.1%
14,381	Albertsons Cos., Inc. - Class A	330,763	0.1
4,592 (1)	BJ’s Wholesale Club Holdings, Inc.	306,103	0.1
324 (1)	Boston Beer Co., Inc. - Class A	111,971	0.0
1,689	Brown-Forman Corp. - Class A	100,648	0.0
6,349	Brown-Forman Corp. - Class B	362,528	0.1
4,998	Bunge Global SA	504,548	0.1
6,604	Campbell Soup Co.	285,491	0.1
1,286	Casey’s General Stores, Inc.	353,316	0.1

See Accompanying Notes to Financial Statements

66

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
4,959 (1)	Celsius Holdings, Inc.	$270,365	0.1
8,437	Church & Dwight Co., Inc.	797,803	0.2
4,271	Clorox Co.	609,002	0.2
16,427	Conagra Brands, Inc.	470,798	0.1
13,001 (1)	Coty, Inc. - Class A	161,472	0.1
5,471 (1)	Darling Ingredients, Inc.	272,675	0.1
6,487	Flowers Foods, Inc.	146,022	0.0
1,495 (1)	Freshpet, Inc.	129,706	0.0
3,276 (1)	Grocery Outlet Holding Corp.	88,321	0.0
9,995	Hormel Foods Corp.	320,939	0.1
2,277	Ingredion, Inc.	247,123	0.1
3,547	J M Smucker Co.	448,270	0.1
8,973	Kellogg Co.	501,680	0.1
22,539	Kroger Co.	1,030,258	0.3
5,019	Lamb Weston Holdings, Inc.	542,504	0.2
723 (1)	Maplebear, Inc.	16,969	0.0
8,679	McCormick & Co., Inc.	593,817	0.2
6,035	Molson Coors Beverage Co. - Class B	369,402	0.1
4,396 (1)	Olaplex Holdings, Inc.	11,166	0.0
5,290 (1)	Performance Food Group Co.	365,803	0.1
1,417 (1)	Pilgrim’s Pride Corp.	39,194	0.0
1,774 (1)	Post Holdings, Inc.	156,218	0.0
1,875	Reynolds Consumer Products, Inc.	50,325	0.0
7	Seaboard Corp.	24,991	0.0
1,206	Spectrum Brands Holdings, Inc.	96,203	0.0
9,595	Tyson Foods, Inc. - Class A	515,731	0.1
7,823 (1)	US Foods Holding Corp.	355,242	0.1
24,742	Walgreens Boots Alliance, Inc.	646,014	0.2
2,243	WK Kellogg Co.	29,473	0.0
		11,662,854	3.1
	Energy: 4.7%
11,703	Antero Midstream Corp.	146,638	0.0
9,762 (1)	Antero Resources Corp.	221,402	0.0
10,586	APA Corp.	379,826	0.1
34,992	Baker Hughes Co.	1,196,026	0.3
8,280	Cheniere Energy, Inc.	1,413,479	0.4
4,325	Chesapeake Energy Corp.	332,765	0.1
25,780	Coterra Energy, Inc.	657,906	0.2
22,139	Devon Energy Corp.	1,002,897	0.3
6,163	Diamondback Energy, Inc.	955,758	0.2
3,349	DT Midstream, Inc.	183,525	0.0
12,448	EQT Corp.	481,240	0.1
31,032	Halliburton Co.	1,121,807	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
9,600	Hess Corp.	$1,383,936	0.4
4,998	HF Sinclair Corp.	277,739	0.1
20,876	Marathon Oil Corp.	504,364	0.1
2,236	New Fortress Energy, Inc.	84,364	0.0
13,542	NOV, Inc.	274,632	0.1
20,101	ONEOK, Inc.	1,411,492	0.4
8,862	Ovintiv, Inc.	389,219	0.1
15,384	Phillips 66	2,048,226	0.5
8,081	Range Resources Corp.	245,986	0.1
37,869 (1)	Southwestern Energy Co.	248,042	0.1
7,636	Targa Resources Corp.	663,339	0.2
14,949	TechnipFMC PLC	301,073	0.1
213	Texas Pacific Land Corp.	334,932	0.1
42,070	Williams Cos., Inc.	1,465,298	0.4
		17,725,911	4.7
	Financials: 14.7%
1,195	Affiliated Managers Group, Inc.	180,947	0.0
7,775 (1)(2)	Affirm Holdings, Inc.	382,064	0.1
20,389	Aflac, Inc.	1,682,092	0.4
22,312	AGNC Investment Corp.	218,881	0.1
9,060	Allstate Corp.	1,268,219	0.3
9,341	Ally Financial, Inc.	326,188	0.1
2,512	American Financial Group, Inc.	298,652	0.1
3,545	Ameriprise Financial, Inc.	1,346,497	0.4
17,045	Annaly Capital Management, Inc.	330,162	0.1
18,021	Apollo Global Management, Inc.	1,679,377	0.4
12,353 (1)	Arch Capital Group Ltd.	917,457	0.2
5,641	Ares Management Corp. - Class A	670,828	0.2
7,314	Arthur J Gallagher & Co.	1,644,772	0.4
1,826	Assurant, Inc.	307,663	0.1
1,939	Assured Guaranty Ltd.	145,095	0.0
2,683	Axis Capital Holdings Ltd.	148,558	0.0
26,609	Bank of New York Mellon Corp.	1,384,998	0.4
3,678	Bank OZK	183,275	0.0
18,727 (1)	Block, Inc.	1,448,533	0.4
15,730	Blue Owl Capital, Inc.	234,377	0.1
978	BOK Financial Corp.	83,766	0.0
2,239 (1)	Brighthouse Financial, Inc.	118,488	0.0
8,187	Brown & Brown, Inc.	582,178	0.2
7,283	Carlyle Group, Inc.	296,345	0.1
3,632	Cboe Global Markets, Inc.	648,530	0.2

See Accompanying Notes to Financial Statements

67

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
5,302	Cincinnati Financial Corp.	$548,545	0.1
16,067	Citizens Financial Group, Inc.	532,460	0.1
898	CNA Financial Corp.	37,994	0.0
5,852 (1)	Coinbase Global, Inc. - Class A	1,017,780	0.3
7,177	Columbia Banking System, Inc.	191,482	0.0
4,542	Comerica, Inc.	253,489	0.1
4,142	Commerce Bancshares, Inc.	221,224	0.1
7,898	Corebridge Financial, Inc.	171,071	0.0
216 (1)	Credit Acceptance Corp.	115,070	0.0
2,043	Cullen/Frost Bankers, Inc.	221,645	0.1
8,617	Discover Financial Services	968,551	0.3
4,848	East West Bancorp, Inc.	348,814	0.1
11,943	Equitable Holdings, Inc.	397,702	0.1
1,214	Evercore, Inc. - Class A	207,655	0.1
1,479	Everest Re Group Ltd.	522,945	0.1
1,325	FactSet Research Systems, Inc.	632,091	0.2
8,957	Fidelity National Financial, Inc.	456,986	0.1
20,449	Fidelity National Information Services, Inc.	1,228,371	0.3
23,442	Fifth Third Bancorp	808,515	0.2
3,459	First American Financial Corp.	222,898	0.1
375	First Citizens BancShares, Inc. - Class A	532,114	0.1
4,390	First Hawaiian, Inc.	100,355	0.0
19,190	First Horizon Corp.	271,730	0.1
12,341	FNB Corp.	169,936	0.0
9,827	Franklin Resources, Inc.	292,746	0.1
8,909	Global Payments, Inc.	1,131,443	0.3
3,033	Globe Life, Inc.	369,177	0.1
1,225	Hanover Insurance Group, Inc.	148,739	0.0
10,200	Hartford Financial Services Group, Inc.	819,876	0.2
1,746	Houlihan Lokey, Inc.	209,363	0.1
49,671	Huntington Bancshares, Inc.	631,815	0.2
3,579	Interactive Brokers Group, Inc. - Class A	296,699	0.1
12,537	Invesco Ltd.	223,660	0.1
4,621	Janus Henderson Group PLC	139,323	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
6,254	Jefferies Financial Group, Inc.	$252,724	0.1
2,078	Kemper Corp.	101,136	0.0
32,169	KeyCorp	463,234	0.1
753	Kinsale Capital Group, Inc.	252,187	0.1
22,924	KKR & Co., Inc.	1,899,253	0.5
3,778	Lazard Ltd. - Class A	131,474	0.0
5,833	Lincoln National Corp.	157,316	0.0
6,322	Loews Corp.	439,948	0.1
2,603	LPL Financial Holdings, Inc.	592,495	0.2
5,712	M&T Bank Corp.	783,001	0.2
454 (1)	Markel Corp.	644,635	0.2
1,279	MarketAxess Holdings, Inc.	374,555	0.1
9,508	MGIC Investment Corp.	183,409	0.0
887	Morningstar, Inc.	253,895	0.1
2,652	MSCI, Inc.	1,500,104	0.4
11,795	Nasdaq, Inc.	685,761	0.2
24,583	New York Community Bancorp, Inc.	251,484	0.1
7,075	Northern Trust Corp.	596,988	0.2
80,757 (1)	NU Holdings Ltd./ Cayman Islands - Class A	672,706	0.2
9,018	Old Republic International Corp.	265,129	0.1
3,872	OneMain Holdings, Inc.	190,502	0.0
2,597	Pinnacle Financial Partners, Inc.	226,510	0.1
2,429	Popular, Inc.	199,348	0.1
1,227	Primerica, Inc.	252,468	0.1
8,349	Principal Financial Group, Inc.	656,816	0.2
3,006	Prosperity Bancshares, Inc.	203,596	0.1
12,545	Prudential Financial, Inc.	1,301,042	0.3
6,534	Raymond James Financial, Inc.	728,541	0.2
32,278	Regions Financial Corp.	625,548	0.2
2,295	Reinsurance Group of America, Inc.	371,285	0.1
1,734	RenaissanceRe Holdings Ltd.	339,864	0.1
16,630	Rithm Capital Corp.	177,608	0.0
1,388	RLI Corp.	184,771	0.0
23,216 (1)	Robinhood Markets, Inc. - Class A	295,772	0.1
4,070 (1)(2)	Rocket Cos., Inc. - Class A	58,934	0.0
3,275 (1)	Ryan Specialty Holdings, Inc.	140,891	0.0
3,468	SEI Investments Co.	220,391	0.1
1,851 (1)	Shift4 Payments, Inc. - Class A	137,603	0.0

See Accompanying Notes to Financial Statements

68

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
7,763	SLM Corp.	$148,429	0.0
32,220 (1)	SoFi Technologies, Inc.	320,589	0.1
10,172 (2)	Starwood Property Trust, Inc.	213,815	0.1
10,644	State Street Corp.	824,484	0.2
3,426	Stifel Financial Corp.	236,908	0.1
14,230	Synchrony Financial	543,444	0.1
4,991	Synovus Financial Corp.	187,911	0.0
7,618	T Rowe Price Group, Inc.	820,382	0.2
1,705	TFS Financial Corp.	25,046	0.0
12,230 (1)	Toast, Inc. - Class A	223,320	0.1
2,215	TPG, Inc.	95,622	0.0
3,962	Tradeweb Markets, Inc. - Class A	360,067	0.1
6,784	Unum Group	306,772	0.1
3,204 (2)	UWM Holdings Corp.	22,909	0.0
3,084	Virtu Financial, Inc. - Class A	62,482	0.0
3,382 (3)	Voya Financial, Inc.	246,751	0.1
6,905	W. R. Berkley Corp.	488,322	0.1
5,903	Webster Financial Corp.	299,636	0.1
3,732	Western Alliance Bancorp	245,528	0.1
1,476 (1)	WEX, Inc.	287,156	0.1
86	White Mountains Insurance Group Ltd.	129,431	0.0
3,573	Willis Towers Watson PLC	861,808	0.2
2,100	Wintrust Financial Corp.	194,775	0.0
11,152	XP, Inc. - Class A	290,733	0.1
5,022	Zions Bancorp NA	220,315	0.1
		55,439,765	14.7
	Health Care: 10.0%
3,169 (1)	10X Genomics, Inc. - Class A	177,337	0.1
3,096 (1)	Acadia Healthcare Co., Inc.	240,745	0.1
10,096	Agilent Technologies, Inc.	1,403,647	0.4
10,030 (1)	agilon health, Inc.	125,877	0.0
2,637 (1)	Align Technology, Inc.	722,538	0.2
4,275 (1)	Alnylam Pharmaceuticals, Inc.	818,278	0.2
1,106 (1)	Amedisys, Inc.	105,136	0.0
5,583	AmerisourceBergen Corp.	1,146,637	0.3
3,490 (1)	Apellis Pharmaceuticals, Inc.	208,911	0.1
23,298 (1)	Avantor, Inc.	531,893	0.1
2,047 (1)	Azenta, Inc.	133,342	0.0
17,459	Baxter International, Inc.	674,965	0.2
4,976 (1)	Biogen, Inc.	1,287,640	0.3
6,462 (1)	BioMarin Pharmaceutical, Inc.	623,066	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
710 (1)	Bio-Rad Laboratories, Inc. - Class A	$229,252	0.1
5,373	Bio-Techne Corp.	414,581	0.1
3,666	Bruker Corp.	269,378	0.1
8,521	Cardinal Health, Inc.	858,917	0.2
6,209 (1)	Catalent, Inc.	278,970	0.1
4,122 (1)	Certara, Inc.	72,506	0.0
1,752 (1)	Charles River Laboratories International, Inc.	414,173	0.1
507	Chemed Corp.	296,468	0.1
1,678	Cooper Cos., Inc.	635,022	0.2
1,864 (1)	DaVita, Inc.	195,273	0.1
7,298	DENTSPLY SIRONA, Inc.	259,736	0.1
13,360 (1)	Dexcom, Inc.	1,657,842	0.4
4,135 (1)	Doximity, Inc. - Class A	115,945	0.0
16,917 (1)	Elanco Animal Health, Inc.	252,063	0.1
3,408	Encompass Health Corp.	227,382	0.1
1,810 (1)	Enovis Corp.	101,396	0.0
5,652 (1)	Envista Holdings Corp.	135,987	0.0
6,165 (1)	Exact Sciences Corp.	456,087	0.1
10,856 (1)	Exelixis, Inc.	260,435	0.1
3,055 (1)	Fortrea Holdings, Inc.	106,619	0.0
4,091 (1)	Globus Medical, Inc. - Class A	218,009	0.1
4,500 (1)	Henry Schein, Inc.	340,695	0.1
8,391 (1)	Hologic, Inc.	599,537	0.2
2,814 (1)	ICON PLC	796,559	0.2
698 (1)	ICU Medical, Inc.	69,619	0.0
2,844 (1)	IDEXX Laboratories, Inc.	1,578,562	0.4
5,461 (1)	Illumina, Inc.	760,390	0.2
6,365 (1)	Incyte Corp.	399,658	0.1
993 (1)	Inspire Medical Systems, Inc.	202,006	0.1
2,393 (1)	Insulet Corp.	519,233	0.1
2,354 (1)	Integra LifeSciences Holdings Corp.	102,517	0.0
4,915 (1)	Ionis Pharmaceuticals, Inc.	248,650	0.1
6,287 (1)	IQVIA Holdings, Inc.	1,454,686	0.4
2,107 (1)	Jazz Pharmaceuticals PLC	259,161	0.1
1,227 (1)	Karuna Therapeutics, Inc.	388,358	0.1
2,929	Laboratory Corp. of America Holdings	665,732	0.2
3,792 (1)	Maravai LifeSciences Holdings, Inc. - Class A	24,838	0.0
1,490 (1)	Masimo Corp.	174,643	0.1
804 (1)	Medpace Holdings, Inc.	246,450	0.1
752 (1)	Mettler-Toledo International, Inc.	912,146	0.2
1,889 (1)	Mirati Therapeutics, Inc.	110,979	0.0
1,995 (1)	Molina Healthcare, Inc.	720,813	0.2

See Accompanying Notes to Financial Statements

69

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Health Care: (continued)
3,709 (1)	Natera, Inc.	$232,332	0.1
3,337 (1)	Neurocrine Biosciences, Inc.	439,683	0.1
3,622 (1)	Novocure Ltd.	54,076	0.0
8,818	Organon & Co.	127,156	0.0
1,252 (1)	Penumbra, Inc.	314,928	0.1
4,657	Perrigo Co. PLC	149,862	0.0
4,093	Premier, Inc. - Class A	91,519	0.0
7,960 (1)	QIAGEN NV	345,703	0.1
3,867	Quest Diagnostics, Inc.	533,182	0.1
1,844 (1)	QuidelOrtho Corp.	135,903	0.0
5,277 (1)	R1 RCM, Inc.	55,778	0.0
1,917 (1)	Repligen Corp.	344,677	0.1
5,015	ResMed, Inc.	862,680	0.2
4,283	Revvity, Inc.	468,175	0.1
12,288 (1)	Roivant Sciences Ltd.	137,994	0.0
12,821	Royalty Pharma PLC - Class A	360,142	0.1
3,088 (1)	Sarepta Therapeutics, Inc.	297,776	0.1
1,252 (1)	Shockwave Medical, Inc.	238,581	0.1
3,408 (1)	Sotera Health Co.	57,425	0.0
3,425	STERIS PLC	752,986	0.2
2,224 (1)	Tandem Diabetes Care, Inc.	65,786	0.0
5,694 (1)	Teladoc Health, Inc.	122,706	0.0
1,622	Teleflex, Inc.	404,429	0.1
3,484 (1)	Tenet Healthcare Corp.	263,286	0.1
2,714 (1)	Ultragenyx Pharmaceutical, Inc.	129,783	0.0
1,558 (1)	United Therapeutics Corp.	342,589	0.1
2,071	Universal Health Services, Inc. - Class B	315,703	0.1
5,002 (1)	Veeva Systems, Inc. - Class A	962,985	0.3
41,308	Viatris, Inc.	447,366	0.1
2,022 (1)	Waters Corp.	665,703	0.2
2,556	West Pharmaceutical Services, Inc.	900,019	0.2
7,253	Zimmer Biomet Holdings, Inc.	882,690	0.2
		37,734,888	10.0
	Industrials: 18.3%
4,180	A. O. Smith Corp.	344,599	0.1
1,078	Acuity Brands, Inc.	220,807	0.1
2,354	Advanced Drainage Systems, Inc.	331,067	0.1
4,520	AECOM	417,784	0.1
2,160	AGCO Corp.	262,246	0.1
3,571	Air Lease Corp.	149,768	0.0
4,327 (1)	Alaska Air Group, Inc.	169,056	0.0
3,030	Allegion PLC	383,871	0.1
3,082	Allison Transmission Holdings, Inc.	179,218	0.0
3,463	AMERCO	243,934	0.1
22,426 (1)	American Airlines Group, Inc.	308,133	0.1
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Industrials: (continued)
7,944	AMETEK, Inc.	$1,309,886	0.3
1,514	Armstrong World Industries, Inc.	148,856	0.0
687	Avis Budget Group, Inc.	121,778	0.0
2,431 (1)	Axon Enterprise, Inc.	628,000	0.2
4,553 (1)	AZEK Co., Inc.	174,152	0.0
4,427	Booz Allen Hamilton Holding Corp.	566,258	0.2
4,247 (1)	Builders FirstSource, Inc.	708,994	0.2
3,152	BWX Technologies, Inc.	241,853	0.1
762 (1)	CACI International, Inc. - Class A	246,781	0.1
1,671	Carlisle Cos., Inc.	522,071	0.1
28,779	Carrier Global Corp.	1,653,354	0.4
5,092 (1)	Ceridian HCM Holding, Inc.	341,775	0.1
3,969	CH Robinson Worldwide, Inc.	342,882	0.1
10,312 (1)(2)	ChargePoint Holdings, Inc.	24,130	0.0
2,993	Cintas Corp.	1,803,761	0.5
16,246 (1)	Clarivate PLC	150,438	0.0
1,747 (1)	Clean Harbors, Inc.	304,869	0.1
33,748	CNH Industrial NV	411,051	0.1
29,637 (1)	Copart, Inc.	1,452,213	0.4
4,627 (1)	Core & Main, Inc. - Class A	186,977	0.1
13,963 (1)	CoStar Group, Inc.	1,220,227	0.3
1,656	Crane Co.	195,640	0.1
1,660	Crane Holdings Co.	94,404	0.0
4,898	Cummins, Inc.	1,173,414	0.3
1,317	Curtiss-Wright Corp.	293,414	0.1
22,164	Delta Air Lines, Inc.	891,658	0.2
4,180	Donaldson Co., Inc.	273,163	0.1
4,817	Dover Corp.	740,903	0.2
2,145 (1)	Driven Brands Holdings, Inc.	30,588	0.0
9,403	Dun & Bradstreet Holdings, Inc.	110,015	0.0
1,602	EMCOR Group, Inc.	345,119	0.1
4,209	Equifax, Inc.	1,040,844	0.3
1,947	Esab Corp.	168,649	0.0
5,086	Expeditors International of Washington, Inc.	646,939	0.2
19,722	Fastenal Co.	1,277,394	0.3
7,056	Ferguson PLC	1,362,302	0.4
4,515	Flowserve Corp.	186,108	0.1
12,214	Fortive Corp.	899,317	0.2
4,364	Fortune Brands Innovations, Inc.	332,275	0.1
1,149 (1)	FTI Consulting, Inc.	228,823	0.1
3,859 (1)	Gates Industrial Corp. PLC	51,788	0.0
2,100 (1)	Generac Holdings, Inc.	271,404	0.1
6,112	Genpact Ltd.	212,148	0.1

See Accompanying Notes to Financial Statements

 70

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Industrials: (continued)
5,769	Graco, Inc.	$500,518	0.1
4,039 (1)	GXO Logistics, Inc.	247,025	0.1
4,582 (1)	Hayward Holdings, Inc.	62,315	0.0
1,558	HEICO Corp.	278,679	0.1
2,801	HEICO Corp. - Class A	398,974	0.1
4,534 (1)	Hertz Global Holdings, Inc.	47,108	0.0
2,909	Hexcel Corp.	214,539	0.1
13,098	Howmet Aerospace, Inc.	708,864	0.2
1,850	Hubbell, Inc.	608,520	0.2
1,353	Huntington Ingalls Industries, Inc.	351,293	0.1
2,611	IDEX Corp.	566,874	0.2
13,979	Ingersoll Rand, Inc.	1,081,136	0.3
2,853	ITT, Inc.	340,420	0.1
4,345	Jacobs Solutions, Inc.	563,981	0.2
2,842	JB Hunt Transport Services, Inc.	567,661	0.2
4,622	KBR, Inc.	256,105	0.1
2,035 (1)	Kirby Corp.	159,707	0.0
5,392	Knight-Swift Transportation Holdings, Inc.	310,849	0.1
1,234	Landstar System, Inc.	238,964	0.1
4,713	Leidos Holdings, Inc.	510,135	0.1
1,104	Lennox International, Inc.	494,062	0.1
1,927	Lincoln Electric Holdings, Inc.	419,045	0.1
11,851 (1)	Lyft, Inc. - Class A	177,646	0.0
1,698	ManpowerGroup, Inc.	134,940	0.0
7,764	Masco Corp.	520,033	0.1
2,146 (1)	MasTec, Inc.	162,495	0.0
6,975	MDU Resources Group, Inc.	138,105	0.0
1,853 (1)	Mercury Systems, Inc.	67,764	0.0
1,836 (1)	Middleby Corp.	270,204	0.1
1,272	MSA Safety, Inc.	214,752	0.1
1,620	MSC Industrial Direct Co., Inc. - Class A	164,041	0.0
1,975	Nordson Corp.	521,716	0.1
5,679	nVent Electric PLC	335,572	0.1
3,407	Old Dominion Freight Line, Inc.	1,380,959	0.4
2,250	Oshkosh Corp.	243,922	0.1
14,279	Otis Worldwide Corp.	1,277,542	0.3
3,058	Owens Corning	453,287	0.1
17,711	PACCAR, Inc.	1,729,479	0.5
4,414	Parker-Hannifin Corp.	2,033,530	0.5
2,222 (1)	Paycor HCM, Inc.	47,973	0.0
5,665	Pentair PLC	411,902	0.1
18,150 (1)(2)	Plug Power, Inc.	81,675	0.0
4,964	Quanta Services, Inc.	1,071,231	0.3
6,271	RB Global, Inc.	419,467	0.1
976 (1)	RBC Bearings, Inc.	278,053	0.1
2,283	Regal Rexnord Corp.	337,930	0.1
7,134	Republic Services, Inc.	1,176,468	0.3
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,566	Robert Half International, Inc.	$313,523	0.1
3,969	Rockwell Automation, Inc.	1,232,295	0.3
8,814	Rollins, Inc.	384,907	0.1
1,510	Ryder System, Inc.	173,741	0.0
917 (1)	Saia, Inc.	401,848	0.1
1,890	Schneider National, Inc. - Class B	48,100	0.0
1,819	Science Applications International Corp.	226,138	0.1
5,207	Sensata Technologies Holding PLC	195,627	0.1
1,534 (1)	SiteOne Landscape Supply, Inc.	249,275	0.1
1,797	Snap-on, Inc.	519,045	0.1
20,529	Southwest Airlines Co.	592,878	0.2
3,608 (1)	Spirit AeroSystems Holdings, Inc. - Class A	114,662	0.0
7,504	SS&C Technologies Holdings, Inc.	458,569	0.1
5,287	Stanley Black & Decker, Inc.	518,655	0.1
3,179 (1)	Stericycle, Inc.	157,551	0.0
7,284 (1)	Sunrun, Inc.	142,985	0.0
1,829	Tetra Tech, Inc.	305,315	0.1
6,759	Textron, Inc.	543,559	0.1
2,111	Timken Co.	169,197	0.0
3,593	Toro Co.	344,892	0.1
7,866	Trane Technologies PLC	1,918,517	0.5
1,831	TransDigm Group, Inc.	1,852,240	0.5
6,668	TransUnion	458,158	0.1
3,749 (1)	Trex Co., Inc.	310,380	0.1
263 (1)	U-Haul Holding Co.	18,883	0.0
11,280 (1)	United Airlines Holdings, Inc.	465,413	0.1
2,337	United Rentals, Inc.	1,340,083	0.4
716	Valmont Industries, Inc.	167,193	0.0
4,929	Verisk Analytics, Inc.	1,177,341	0.3
11,851	Vertiv Holdings Co. - Class A	569,204	0.2
4,042	Vestis Corp.	85,448	0.0
1,146	Watsco, Inc.	491,027	0.1
1,527	WESCO International, Inc.	265,515	0.1
6,158	Westinghouse Air Brake Technologies Corp.	781,450	0.2
6,623 (1)	WillScot Mobile Mini Holdings Corp.	294,723	0.1
2,066	Woodward, Inc.	281,245	0.1
1,526	WW Grainger, Inc.	1,264,581	0.3
3,932 (1)	XPO, Inc.	344,404	0.1
8,190	Xylem, Inc.	936,608	0.3
		69,089,733	18.3
	Information Technology: 14.4%
5,159 (1)	Akamai Technologies, Inc.	610,568	0.2

See Accompanying Notes to Financial Statements

 71

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
2,588 (1)	Allegro MicroSystems, Inc.	$78,339	0.0
2,114 (1)	Alteryx, Inc. - Class A	99,696	0.0
4,047	Amdocs Ltd.	355,691	0.1
20,142	Amphenol Corp. - Class A	1,996,676	0.5
2,997 (1)	ANSYS, Inc.	1,087,551	0.3
7,252 (1)	AppLovin Corp. - Class A	288,992	0.1
1,913 (1)	Arrow Electronics, Inc.	233,864	0.1
948 (1)	Aspen Technology, Inc.	208,702	0.1
3,136	Avnet, Inc.	158,054	0.0
6,717	Bentley Systems, Inc. - Class B	350,493	0.1
3,541 (1)	BILL Holdings, Inc.	288,910	0.1
4,047	Broadridge Financial Solutions, Inc.	832,670	0.2
6,944 (1)	CCC Intelligent Solutions Holdings, Inc.	79,092	0.0
4,668	CDW Corp.	1,061,130	0.3
5,120 (1)	Ciena Corp.	230,451	0.1
1,906 (1)	Cirrus Logic, Inc.	158,560	0.0
10,040 (1)	Cloudflare, Inc. - Class A	835,930	0.2
5,963	Cognex Corp.	248,896	0.1
17,547	Cognizant Technology Solutions Corp. - Class A	1,325,325	0.4
4,484 (1)	Coherent Corp.	195,189	0.1
1,515	Concentrix Corp.	148,788	0.0
6,389 (1)	Confluent, Inc. - Class A	149,503	0.0
26,270	Corning, Inc.	799,922	0.2
7,375 (1)	Crowdstrike Holdings, Inc. - Class A	1,882,985	0.5
9,432 (1)	Datadog, Inc. - Class A	1,144,856	0.3
6,984 (1)	DocuSign, Inc.	415,199	0.1
2,042	Dolby Laboratories, Inc. - Class A	175,980	0.0
4,746 (1)	DoubleVerify Holdings, Inc.	174,558	0.0
8,913 (1)	Dropbox, Inc. - Class A	262,755	0.1
7,068 (1)	DXC Technology Co.	161,645	0.0
8,302 (1)	Dynatrace, Inc.	454,036	0.1
2,739 (1)	Elastic NV	308,685	0.1
4,596 (1)	Enphase Energy, Inc.	607,315	0.2
5,156	Entegris, Inc.	617,792	0.2
1,920 (1)	EPAM Systems, Inc.	570,893	0.2
1,633 (1)	Euronet Worldwide, Inc.	165,733	0.0
2,042 (1)	F5, Inc.	365,477	0.1
837 (1)	Fair Isaac Corp.	974,276	0.3
3,675 (1)	First Solar, Inc.	633,129	0.2
2,454 (1)	Five9, Inc.	193,105	0.1
2,482 (1)	FleetCor Technologies, Inc.	701,438	0.2
2,651 (1)	Gartner, Inc.	1,195,893	0.3
19,127	Gen Digital, Inc.	436,478	0.1
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
3,028 (1)	Gitlab, Inc. - Class A	$190,643	0.0
2,708 (1)	GLOBALFOUNDRIES, Inc.	164,105	0.0
1,423 (1)	Globant SA	338,646	0.1
5,071 (1)	GoDaddy, Inc. - Class A	538,337	0.1
2,816 (1)	Guidewire Software, Inc.	307,057	0.1
3,357 (1)	HashiCorp, Inc. - Class A	79,359	0.0
44,234	Hewlett Packard Enterprise Co.	751,093	0.2
29,844	HP, Inc.	898,006	0.2
1,577 (1)	HubSpot, Inc.	915,512	0.2
1,468 (1)	Informatica, Inc. - Class A	41,677	0.0
1,035 (1)	IPG Photonics Corp.	112,339	0.0
4,307	Jabil, Inc.	548,712	0.1
2,511	Jack Henry & Associates, Inc.	410,323	0.1
10,989	Juniper Networks, Inc.	323,956	0.1
6,129 (1)	Keysight Technologies, Inc.	975,063	0.3
7,839 (1)	Kyndryl Holdings, Inc.	162,894	0.0
4,703 (1)	Lattice Semiconductor Corp.	324,460	0.1
835	Littelfuse, Inc.	223,413	0.1
2,307 (1)	Lumentum Holdings, Inc.	120,933	0.0
2,128 (1)	Manhattan Associates, Inc.	458,201	0.1
29,521	Marvell Technology, Inc.	1,780,412	0.5
18,579	Microchip Technology, Inc.	1,675,454	0.4
2,291	MKS Instruments, Inc.	235,675	0.1
2,311 (1)	MongoDB, Inc.	944,852	0.3
1,587	Monolithic Power Systems, Inc.	1,001,048	0.3
2,408 (1)	nCino, Inc.	80,981	0.0
2,202 (1)	NCR Atleos Corp.	53,487	0.0
4,404 (1)	NCR Corp.	74,472	0.0
7,279	NetApp, Inc.	641,717	0.2
8,391 (1)	Nutanix, Inc. - Class A	400,167	0.1
5,280 (1)	Okta, Inc.	477,998	0.1
14,893 (1)	ON Semiconductor Corp.	1,244,012	0.3
65,808 (1)	Palantir Technologies, Inc. - Class A	1,129,923	0.3
11,131	Paychex, Inc.	1,325,813	0.4
1,783	Paycom Software, Inc.	368,582	0.1
1,450 (1)	Paylocity Holding Corp.	239,032	0.1
1,447	Pegasystems, Inc.	70,700	0.0
2,748 (1)	Procore Technologies, Inc.	190,217	0.0
3,956 (1)	PTC, Inc.	692,142	0.2
9,835 (1)	Pure Storage, Inc. - Class A	350,716	0.1
3,380 (1)	Qorvo, Inc.	380,622	0.1

See Accompanying Notes to Financial Statements

 72

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
2,945 (1)	RingCentral, Inc. - Class A	$99,983	0.0
8,068 (1)	SentinelOne, Inc. - Class A	221,386	0.1
5,491	Skyworks Solutions, Inc.	617,298	0.2
4,417 (1)	Smartsheet, Inc. - Class A	211,221	0.1
5,372 (1)	Splunk, Inc.	818,424	0.2
1,821	TD SYNNEX Corp.	195,958	0.1
1,609 (1)	Teledyne Technologies, Inc.	718,081	0.2
3,427 (1)	Teradata Corp.	149,109	0.0
5,323	Teradyne, Inc.	577,652	0.2
8,508 (1)	Trimble, Inc.	452,626	0.1
5,845 (1)	Twilio, Inc. - Class A	443,460	0.1
1,437 (1)	Tyler Technologies, Inc.	600,838	0.2
141	Ubiquiti, Inc.	19,678	0.0
13,140 (1)	UiPath, Inc. - Class A	326,398	0.1
10,055 (1)	Unity Software, Inc.	411,149	0.1
1,613	Universal Display Corp.	308,502	0.1
3,067 (1)	VeriSign, Inc.	631,679	0.2
4,034 (1)(2)	Viasat, Inc.	112,750	0.0
5,372	Vontier Corp.	185,603	0.0
11,202 (1)	Western Digital Corp.	586,649	0.2
12,573	Western Union Co.	149,870	0.0
4,281 (1)	Wolfspeed, Inc.	186,266	0.0
1,767 (1)	Zebra Technologies Corp. - Class A	482,974	0.1
8,786 (1)	Zoom Video Communications, Inc. - Class A	631,801	0.2
3,057 (1)	Zscaler, Inc.	677,309	0.2
		54,324,635	14.4

	Materials: 5.7%
4,043	Albemarle Corp.	584,133	0.2
6,137	Alcoa Corp.	208,658	0.1
49,761	Amcor PLC	479,696	0.1
2,258	AptarGroup, Inc.	279,134	0.1
4,917	Ardagh Metal Packaging SA	18,881	0.0
1,637	Ashland, Inc.	138,015	0.0
2,788	Avery Dennison Corp.	563,622	0.2
7,638 (1)	Axalta Coating Systems Ltd.	259,463	0.1
10,639	Ball Corp.	611,955	0.2
4,116	Berry Global Group, Inc.	277,377	0.1
3,412	Celanese Corp.	530,122	0.1
6,649	CF Industries Holdings, Inc.	528,595	0.1
5,131	Chemours Co.	161,832	0.0
17,202 (1)	Cleveland-Cliffs, Inc.	351,265	0.1
24,642	Corteva, Inc.	1,180,845	0.3
3,663	Crown Holdings, Inc.	337,326	0.1
15,859	DuPont de Nemours, Inc.	1,220,033	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
1,193	Eagle Materials, Inc.	$241,988	0.1
4,094	Eastman Chemical Co.	367,723	0.1
7,704	Element Solutions, Inc.	178,271	0.0
4,312	FMC Corp.	271,872	0.1
53,704 (1)(2)	Ginkgo Bioworks Holdings, Inc.	90,760	0.0
10,512	Graphic Packaging Holding Co.	259,121	0.1
5,838	Huntsman Corp.	146,709	0.0
8,818	International Flavors & Fragrances, Inc.	713,993	0.2
11,958	International Paper Co.	432,282	0.1
2,218	Louisiana-Pacific Corp.	157,101	0.0
8,935	LyondellBasell Industries NV - Class A	849,540	0.2
2,132	Martin Marietta Materials, Inc.	1,063,676	0.3
11,427	Mosaic Co.	408,287	0.1
3,590 (1)	MP Materials Corp.	71,262	0.0
215	NewMarket Corp.	117,353	0.0
8,587	Nucor Corp.	1,494,481	0.4
4,227	Olin Corp.	228,047	0.1
3,055	Packaging Corp. of America	497,690	0.1
8,107	PPG Industries, Inc.	1,212,402	0.3
1,994	Reliance Steel & Aluminum Co.	557,682	0.2
2,263	Royal Gold, Inc.	273,732	0.1
4,391	RPM International, Inc.	490,167	0.1
1,425	Scotts Miracle-Gro Co.	90,844	0.0
4,963	Sealed Air Corp.	181,249	0.1
2,884	Silgan Holdings, Inc.	130,501	0.0
3,375	Sonoco Products Co.	188,561	0.1
7,023	SSR Mining, Inc.	75,567	0.0
5,388	Steel Dynamics, Inc.	636,323	0.2
7,645	United States Steel Corp.	371,929	0.1
4,779 (1)	Valvoline, Inc.	179,595	0.1
4,576	Vulcan Materials Co.	1,038,798	0.3
1,117	Westlake Corp.	156,335	0.0
8,770	Westrock Co.	364,130	0.1
		21,268,923	5.7

	Real Estate: 7.5%
3,422	Agree Realty Corp.	215,415	0.1
5,923	Alexandria Real Estate Equities, Inc.	750,859	0.2
11,497	American Homes 4 Rent - Class A	413,432	0.1
9,322	Americold Realty Trust, Inc.	282,177	0.1
5,136	Apartment Income REIT Corp.	178,373	0.1
4,895	AvalonBay Communities, Inc.	916,442	0.2
5,415	Boston Properties, Inc.	379,971	0.1
10,334	Brixmor Property Group, Inc.	240,472	0.1
3,582	Camden Property Trust	355,657	0.1

See Accompanying Notes to Financial Statements

73

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
10,495 (1)	CBRE Group, Inc. - Class A	$976,980	0.3
5,223	Cousins Properties, Inc.	127,180	0.0
7,722	CubeSmart	357,915	0.1
10,436	Digital Realty Trust, Inc.	1,404,477	0.4
1,580	EastGroup Properties, Inc.	289,993	0.1
2,562	EPR Properties	124,129	0.0
6,134	Equity LifeStyle Properties, Inc.	432,692	0.1
12,883	Equity Residential	787,924	0.2
2,205	Essex Property Trust, Inc.	546,708	0.1
7,223	Extra Space Storage, Inc.	1,158,064	0.3
2,791	Federal Realty Investment Trust	287,613	0.1
4,556	First Industrial Realty Trust, Inc.	239,965	0.1
8,835	Gaming and Leisure Properties, Inc.	436,007	0.1
13,113	Healthcare Realty Trust, Inc.	225,937	0.1
18,893	Healthpeak Properties, Inc.	374,081	0.1
3,591	Highwoods Properties, Inc.	82,449	0.0
24,412	Host Hotels & Resorts, Inc.	475,302	0.1
1,162 (1)	Howard Hughes Holdings, Inc.	99,409	0.0
21,108	Invitation Homes, Inc.	719,994	0.2
10,001	Iron Mountain, Inc.	699,870	0.2
1,636 (1)	Jones Lang LaSalle, Inc.	308,991	0.1
4,026	Kilroy Realty Corp.	160,396	0.0
22,653	Kimco Realty Corp.	482,735	0.1
3,000	Lamar Advertising Co. - Class A	318,840	0.1
20,490 (2)	Medical Properties Trust, Inc.	100,606	0.0
4,009	Mid-America Apartment Communities, Inc.	539,050	0.1
6,263	National Retail Properties, Inc.	269,935	0.1
2,785	National Storage Affiliates Trust	115,494	0.0
488	NET Lease Office Properties	9,018	0.0
8,451	Omega Healthcare Investors, Inc.	259,108	0.1
7,371	Park Hotels & Resorts, Inc.	112,776	0.0
5,067	Rayonier, Inc.	169,289	0.0
25,031	Realty Income Corp.	1,437,280	0.4
6,238	Regency Centers Corp.	417,946	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
7,269	Rexford Industrial Realty, Inc.	$407,791	0.1
3,709	SBA Communications Corp.	940,936	0.3
11,208	Simon Property Group, Inc.	1,598,709	0.4
4,864	Spirit Realty Capital, Inc.	212,508	0.1
6,276	STAG Industrial, Inc.	246,396	0.1
4,244	Sun Communities, Inc.	567,211	0.2
11,329	UDR, Inc.	433,787	0.1
13,798	Ventas, Inc.	687,692	0.2
35,731	VICI Properties, Inc.	1,139,104	0.3
6,101	Vornado Realty Trust	172,353	0.1
18,552	Welltower, Inc.	1,672,834	0.4
25,295	Weyerhaeuser Co.	879,507	0.2
7,320	WP Carey, Inc.	474,409	0.1
1,908 (1)	Zillow Group, Inc. - Class A	108,222	0.0
5,333 (1)	Zillow Group, Inc. - Class C	308,567	0.1
		28,130,977	7.5

	Utilities: 5.0%
23,064	AES Corp.	443,982	0.1
8,677	Alliant Energy Corp.	445,130	0.1
9,045	Ameren Corp.	654,315	0.2
6,730	American Water Works Co., Inc.	888,293	0.2
5,116	Atmos Energy Corp.	592,944	0.2
2,452	Avangrid, Inc.	79,469	0.0
4,599	Brookfield Renewable Corp. - Class A	132,405	0.0
21,796	CenterPoint Energy, Inc.	622,712	0.2
1,196	Clearway Energy, Inc. - Class A	30,594	0.0
2,827	Clearway Energy, Inc. - Class C	77,545	0.0
10,045	CMS Energy Corp.	583,313	0.2
11,986	Consolidated Edison, Inc.	1,090,366	0.3
11,115	Constellation Energy Corp.	1,299,232	0.3
7,116	DTE Energy Co.	784,610	0.2
13,055	Edison International	933,302	0.3
7,310	Entergy Corp.	739,699	0.2
8,382	Essential Utilities, Inc.	313,068	0.1
7,689	Evergy, Inc.	401,366	0.1
12,040	Eversource Energy	743,109	0.2
18,809	FirstEnergy Corp.	689,538	0.2
3,783	Hawaiian Electric Industries, Inc.	53,681	0.0
1,743	IDACORP, Inc.	171,372	0.0
3,066	National Fuel Gas Co.	153,821	0.0
14,275	NiSource, Inc.	379,001	0.1
7,862	NRG Energy, Inc.	406,465	0.1
6,902	OGE Energy Corp.	241,087	0.1
70,390	PG&E Corp.	1,269,132	0.3

See Accompanying Notes to Financial Statements

74

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
3,909	Pinnacle West Capital Corp.	$280,823	0.1
25,492	PPL Corp.	690,833	0.2
17,178	Public Service Enterprise Group, Inc.	1,050,435	0.3
7,212	UGI Corp.	177,415	0.1
12,547	Vistra Corp.	483,310	0.1
10,900	WEC Energy Group, Inc.	917,453	0.2
19,033	Xcel Energy, Inc.	1,178,333	0.3
		18,998,153	5.0

	Total Common Stock (Cost $341,886,341)	366,870,874	97.3
EXCHANGE-TRADED FUNDS: 2.3%
110,012	iShares Russell Mid-Cap ETF	8,551,233	2.3
	Total Exchange-Traded Funds (Cost $7,764,388)	8,551,233	2.3
	Total Long-Term Investments (Cost $349,650,729)	375,422,107	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.4%
289,142 (4)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $289,311, collateralized by various U.S. Government Securities, 0.000%- 3.125%, Market Value plus accrued interest $294,925, due 08/31/27-05/15/48)	289,142	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (4)	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $1,000,584, collateralized by various U.S. Government Securities, 2.500%-5.000%, Market Value plus accrued interest $1,020,000, due 02/15/29-08/15/53)	$1,000,000	0.3
	Total Repurchase Agreements (Cost $1,289,142)	1,289,142	0.4
Shares	RA	Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,177,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $1,177,000)	$1,177,000	0.3
	Total Short-Term Investments (Cost $2,466,142)	2,466,142	0.7
	Total Investments in Securities (Cost $352,116,871)	$377,888,249	100.3
	Liabilities in Excess of Other Assets	(954,211)	(0.3)
	Net Assets	$376,934,038	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	Investment in affiliate.

(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

75

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$366,870,874	$—	$—	$366,870,874
Exchange-Traded Funds	8,551,233	—	—	8,551,233
Short-Term Investments	1,177,000	1,289,142	—	2,466,142
Total Investments, at fair value	$376,599,107	$1,289,142	$—	$377,888,249
Other Financial Instruments+
Futures	66,735	—	—	66,735
Total Assets	$376,665,842	$1,289,142	$—	$377,954,984

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 1/27/2023	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$—	$241,881	$(5,719)	$10,589	$246,751	$3,931	$303	$—
	$—	$241,881	$(5,719)	$10,589	$246,751	$3,931	$303	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series MC Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P Mid 400 E-Mini Index	5	03/15/24	$1,404,750	$66,735
			$1,404,750	$66,735

See Accompanying Notes to Financial Statements

76

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$66,735
Total Asset Derivatives		$66,735

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,259)
Total	$(7,259)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$66,735
Total	$66,735

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $352,861,594.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$46,171,723
Gross Unrealized Depreciation	(21,078,333)
Net Unrealized Appreciation	$25,093,390

See Accompanying Notes to Financial Statements

77

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 8.5%
508,372 (1)	Alphabet, Inc. - Class A	$71,014,485	2.1
427,860 (1)	Alphabet, Inc. - Class C	60,298,310	1.7
614,206	AT&T, Inc.	10,306,377	0.3
8,641 (1)	Charter Communications, Inc. - Class A	3,358,584	0.1
344,954	Comcast Corp. - Class A	15,126,233	0.4
21,025	Electronic Arts, Inc.	2,876,430	0.1
21,237	Fox Corp. - Class A	630,102	0.0
11,343	Fox Corp. - Class B	313,634	0.0
32,901	Interpublic Group of Cos., Inc.	1,073,889	0.0
12,191 (1)	Live Nation Entertainment, Inc.	1,141,077	0.0
23,349 (1)	Match Group, Inc.	852,238	0.0
190,670 (1)	Meta Platforms, Inc. - Class A	67,489,553	2.0
37,598 (1)	Netflix, Inc.	18,305,714	0.5
32,755	News Corp. - Class A	804,135	0.0
9,932	News Corp. - Class B	255,451	0.0
16,988	Omnicom Group, Inc.	1,469,632	0.1
41,463	Paramount Global - Class B	613,238	0.0
13,580 (1)	Take-Two Interactive Software, Inc.	2,185,701	0.1
43,711	T-Mobile US, Inc.	7,008,185	0.2
361,143	Verizon Communications, Inc.	13,615,091	0.4
157,183	Walt Disney Co.	14,192,053	0.4
190,713 (1)	Warner Bros Discovery, Inc.	2,170,314	0.1
		295,100,426	8.5
	Consumer Discretionary: 11.0%
37,346 (1)	Airbnb, Inc. - Class A	5,084,284	0.1
781,194 (1)	Amazon.com, Inc.	118,694,616	3.4
24,318 (1)	Aptiv PLC	2,181,811	0.1
1,515 (1)	AutoZone, Inc.	3,917,199	0.1
19,533	Bath & Body Works, Inc.	843,044	0.0
16,699	Best Buy Co., Inc.	1,307,198	0.0
2,997 (1)	Booking Holdings, Inc.	10,631,018	0.3
20,212	BorgWarner, Inc.	724,600	0.0
18,511 (1)	Caesars Entertainment, Inc.	867,796	0.0
13,603 (1)	CarMax, Inc.	1,043,894	0.0
86,615 (1)	Carnival Corp.	1,605,842	0.1
2,358 (1)	Chipotle Mexican Grill, Inc.	5,392,652	0.2
10,335	Darden Restaurants, Inc.	1,698,040	0.1
18,860	Dollar General Corp.	2,564,017	0.1
17,954 (1)	Dollar Tree, Inc.	2,550,366	0.1
2,996	Domino’s Pizza, Inc.	1,235,041	0.0
25,888	DR Horton, Inc.	3,934,458	0.1
44,583	eBay, Inc.	1,944,710	0.1
10,286 (1)	Etsy, Inc.	833,680	0.0
11,453 (1)	Expedia Group, Inc.	1,738,451	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
338,034	Ford Motor Co.	$4,120,634	0.1
13,169	Garmin Ltd.	1,692,743	0.1
117,642	General Motors Co.	4,225,701	0.1
12,075	Genuine Parts Co.	1,672,388	0.1
11,214	Hasbro, Inc.	572,587	0.0
22,029	Hilton Worldwide Holdings, Inc.	4,011,261	0.1
85,908	Home Depot, Inc.	29,771,417	0.9
31,741	Las Vegas Sands Corp.	1,561,975	0.0
21,489	Lennar Corp. - Class A	3,202,721	0.1
23,005	LKQ Corp.	1,099,409	0.0
49,576	Lowe’s Cos., Inc.	11,033,139	0.3
9,892 (1)	Lululemon Athletica, Inc.	5,057,681	0.1
21,192	Marriott International, Inc. - Class A	4,779,008	0.1
62,309	McDonald’s Corp.	18,475,242	0.5
23,474	MGM Resorts International	1,048,818	0.0
4,545 (1)	Mohawk Industries, Inc.	470,407	0.0
105,146	NIKE, Inc. - Class B	11,415,701	0.3
36,580 (1)	Norwegian Cruise Line Holdings Ltd.	733,063	0.0
273 (1)	NVR, Inc.	1,911,123	0.1
5,082 (1)	O’Reilly Automotive, Inc.	4,828,307	0.1
3,323	Pool Corp.	1,324,913	0.0
18,520	PulteGroup, Inc.	1,911,634	0.1
3,415	Ralph Lauren Corp.	492,443	0.0
29,089	Ross Stores, Inc.	4,025,627	0.1
20,265 (1)	Royal Caribbean Cruises Ltd.	2,624,115	0.1
98,152	Starbucks Corp.	9,423,574	0.3
19,688	Tapestry, Inc.	724,715	0.0
39,687	Target Corp.	5,652,223	0.2
237,578 (1)	Tesla, Inc.	59,033,381	1.7
98,280	TJX Cos., Inc.	9,219,647	0.3
9,287	Tractor Supply Co.	1,996,984	0.1
4,229 (1)	Ulta Beauty, Inc.	2,072,168	0.1
28,421	VF Corp.	534,315	0.0
4,713	Whirlpool Corp.	573,902	0.0
8,247	Wynn Resorts Ltd.	751,384	0.0
24,094	Yum! Brands, Inc.	3,148,122	0.1
		383,985,189	11.0
	Consumer Staples: 5.8%
151,931	Altria Group, Inc.	6,128,897	0.2
45,819	Archer-Daniels- Midland Co.	3,309,048	0.1
15,732	Brown-Forman Corp. - Class B	898,297	0.0
12,481	Bunge Global SA	1,259,957	0.0
16,916	Campbell Soup Co.	731,279	0.0
21,156	Church & Dwight Co., Inc.	2,000,511	0.1
10,647	Clorox Co.	1,518,156	0.0
334,253	Coca-Cola Co.	19,697,529	0.6
70,730	Colgate-Palmolive Co.	5,637,888	0.2

See Accompanying Notes to Financial Statements

78

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
41,089	Conagra Brands, Inc.	$1,177,611	0.0
13,870	Constellation Brands, Inc. - Class A	3,353,072	0.1
38,033	Costco Wholesale Corp.	25,104,823	0.7
19,937	Estee Lauder Cos., Inc. - Class A	2,915,786	0.1
49,933	General Mills, Inc.	3,252,636	0.1
12,885	Hershey Co.	2,402,279	0.1
24,894	Hormel Foods Corp.	799,346	0.0
9,123	J M Smucker Co.	1,152,965	0.0
22,666	Kellogg Co.	1,267,256	0.0
148,185	Kenvue, Inc.	3,190,423	0.1
86,502	Keurig Dr Pepper, Inc.	2,882,247	0.1
29,030	Kimberly-Clark Corp.	3,527,435	0.1
68,486	Kraft Heinz Co.	2,532,612	0.1
56,777	Kroger Co.	2,595,277	0.1
12,450	Lamb Weston Holdings, Inc.	1,345,720	0.0
21,590	McCormick & Co., Inc.	1,477,188	0.0
15,960	Molson Coors Beverage Co. - Class B	976,912	0.0
116,863	Mondelez International, Inc. - Class A	8,464,387	0.2
63,457 (1)	Monster Beverage Corp.	3,655,758	0.1
118,104	PepsiCo, Inc.	20,058,783	0.6
133,356	Philip Morris International, Inc.	12,546,132	0.4
202,463	Procter & Gamble Co.	29,668,928	0.9
43,312	Sysco Corp.	3,167,407	0.1
24,553	Tyson Foods, Inc. - Class A	1,319,724	0.0
61,608	Walgreens Boots Alliance, Inc.	1,608,585	0.1
122,543	Walmart, Inc.	19,318,904	0.6
		200,943,758	5.8
	Energy: 3.8%
26,420	APA Corp.	947,950	0.0
86,438	Baker Hughes Co.	2,954,451	0.1
150,811	Chevron Corp.	22,494,969	0.6
102,001	ConocoPhillips	11,839,256	0.3
64,615	Coterra Energy, Inc.	1,648,975	0.1
55,090	Devon Energy Corp.	2,495,577	0.1
15,375	Diamondback Energy, Inc.	2,384,355	0.1
50,065	EOG Resources, Inc.	6,055,362	0.2
35,335	EQT Corp.	1,366,051	0.0
344,098	Exxon Mobil Corp.	34,402,918	1.0
76,887	Halliburton Co.	2,779,465	0.1
23,761	Hess Corp.	3,425,386	0.1
166,120	Kinder Morgan, Inc.	2,930,357	0.1
50,274	Marathon Oil Corp.	1,214,620	0.0
32,617	Marathon Petroleum Corp.	4,839,058	0.1
56,720	Occidental Petroleum Corp.	3,386,751	0.1
50,083	ONEOK, Inc.	3,516,828	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
37,793	Phillips 66	$5,031,760	0.1
20,046	Pioneer Natural Resources Co.	4,507,944	0.1
122,199	Schlumberger NV	6,359,236	0.2
19,154	Targa Resources Corp.	1,663,908	0.1
29,246	Valero Energy Corp.	3,801,980	0.1
104,592	Williams Cos., Inc.	3,642,939	0.1
		133,690,096	3.8
	Financials: 10.6%
45,682	Aflac, Inc.	3,768,765	0.1
22,491	Allstate Corp.	3,148,290	0.1
49,455	American Express Co.	9,264,900	0.3
60,307	American International Group, Inc.	4,085,799	0.1
8,693	Ameriprise Financial, Inc.	3,301,862	0.1
17,199	Aon PLC - Class A	5,005,253	0.1
32,068 (1)	Arch Capital Group Ltd.	2,381,690	0.1
18,530	Arthur J Gallagher & Co.	4,167,026	0.1
4,518	Assurant, Inc.	761,238	0.0
591,435	Bank of America Corp.	19,913,616	0.6
66,065	Bank of New York Mellon Corp.	3,438,683	0.1
156,295 (1)	Berkshire Hathaway, Inc. - Class B	55,744,175	1.6
12,012	BlackRock, Inc.	9,751,342	0.3
61,027	Blackstone, Inc.	7,989,655	0.2
20,240	Brown & Brown, Inc.	1,439,266	0.0
32,716	Capital One Financial Corp.	4,289,722	0.1
9,073	Cboe Global Markets, Inc.	1,620,075	0.1
127,856	Charles Schwab Corp.	8,796,493	0.3
35,047	Chubb Ltd.	7,920,622	0.2
13,487	Cincinnati Financial Corp.	1,395,365	0.0
164,408	Citigroup, Inc.	8,457,148	0.2
40,050	Citizens Financial Group, Inc.	1,327,257	0.0
30,932	CME Group, Inc.	6,514,279	0.2
11,331	Comerica, Inc.	632,383	0.0
21,491	Discover Financial Services	2,415,588	0.1
3,732	Everest Re Group Ltd.	1,319,561	0.0
3,263	FactSet Research Systems, Inc.	1,556,614	0.0
50,942	Fidelity National Information Services, Inc.	3,060,086	0.1
58,545	Fifth Third Bancorp	2,019,217	0.1
51,558 (1)	Fiserv, Inc.	6,848,965	0.2
24,217	Franklin Resources, Inc.	721,424	0.0
22,355	Global Payments, Inc.	2,839,085	0.1
7,357	Globe Life, Inc.	895,494	0.0
28,014	Goldman Sachs Group, Inc.	10,806,961	0.3

See Accompanying Notes to Financial Statements

79

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
25,837	Hartford Financial Services Group, Inc.	$2,076,778	0.1
124,494	Huntington Bancshares, Inc.	1,583,564	0.1
49,212	Intercontinental Exchange, Inc.	6,320,297	0.2
38,574	Invesco Ltd.	688,160	0.0
248,345	JPMorgan Chase & Co.	42,243,484	1.2
80,474	KeyCorp	1,158,826	0.0
15,726	Loews Corp.	1,094,372	0.0
14,264	M&T Bank Corp.	1,955,309	0.1
3,240	MarketAxess Holdings, Inc.	948,834	0.0
42,356	Marsh & McLennan Cos., Inc.	8,025,191	0.2
53,411	MetLife, Inc.	3,532,069	0.1
13,519	Moody’s Corp.	5,279,981	0.2
108,565	Morgan Stanley	10,123,686	0.3
6,800	MSCI, Inc.	3,846,420	0.1
29,149	Nasdaq, Inc.	1,694,723	0.1
17,799	Northern Trust Corp.	1,501,880	0.0
34,243	PNC Financial Services Group, Inc.	5,302,529	0.2
18,842	Principal Financial Group, Inc.	1,482,300	0.0
50,257	Progressive Corp.	8,004,935	0.2
31,011	Prudential Financial, Inc.	3,216,151	0.1
16,161	Raymond James Financial, Inc.	1,801,951	0.1
79,895	Regions Financial Corp.	1,548,365	0.0
27,832	S&P Global, Inc.	12,260,553	0.4
26,508	State Street Corp.	2,053,310	0.1
35,547	Synchrony Financial	1,357,540	0.0
19,197	T Rowe Price Group, Inc.	2,067,325	0.1
19,620	Travelers Cos., Inc.	3,737,414	0.1
114,528	Truist Financial Corp.	4,228,374	0.1
133,874	US Bancorp	5,794,067	0.2
17,493	W. R. Berkley Corp.	1,237,105	0.0
311,967	Wells Fargo & Co.	15,355,016	0.4
8,870	Willis Towers Watson PLC	2,139,444	0.1
12,738	Zions Bancorp NA	558,816	0.0
		371,816,668	10.6
	Health Care: 12.4%
149,072	Abbott Laboratories	16,408,355	0.5
151,664	AbbVie, Inc.	23,503,370	0.7
25,134	Agilent Technologies, Inc.	3,494,380	0.1
6,120 (1)	Align Technology, Inc.	1,676,880	0.0
14,334	AmerisourceBergen Corp.	2,943,917	0.1
45,993	Amgen, Inc.	13,246,904	0.4
43,543	Baxter International, Inc.	1,683,372	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
24,945	Becton Dickinson and Co.	$6,082,339	0.2
12,452 (1)	Biogen, Inc.	3,222,204	0.1
1,796 (1)	Bio-Rad Laboratories, Inc. - Class A	579,910	0.0
13,537	Bio-Techne Corp.	1,044,515	0.0
125,781 (1)	Boston Scientific Corp.	7,271,400	0.2
174,791	Bristol-Myers Squibb Co.	8,968,526	0.3
21,172	Cardinal Health, Inc.	2,134,138	0.1
15,500 (1)	Catalent, Inc.	696,415	0.0
45,889 (1)	Centene Corp.	3,405,423	0.1
4,408 (1)	Charles River Laboratories International, Inc.	1,042,051	0.0
25,137	Cigna Group	7,527,275	0.2
4,257	Cooper Cos., Inc.	1,611,019	0.0
110,333	CVS Health Corp.	8,711,894	0.3
56,503	Danaher Corp.	13,071,404	0.4
4,630 (1)	DaVita, Inc.	485,039	0.0
18,204	DENTSPLY SIRONA, Inc.	647,880	0.0
33,191 (1)	Dexcom, Inc.	4,118,671	0.1
52,100 (1)	Edwards Lifesciences Corp.	3,972,625	0.1
20,184	Elevance Health, Inc.	9,517,967	0.3
68,500	Eli Lilly & Co.	39,930,020	1.1
33,633	GE HealthCare Technologies, Inc.	2,600,504	0.1
107,038	Gilead Sciences, Inc.	8,671,148	0.3
17,015	HCA Healthcare, Inc.	4,605,620	0.1
11,228 (1)	Henry Schein, Inc.	850,072	0.0
21,061 (1)	Hologic, Inc.	1,504,808	0.0
10,576	Humana, Inc.	4,841,799	0.1
7,138 (1)	IDEXX Laboratories, Inc.	3,961,947	0.1
13,611 (1)	Illumina, Inc.	1,895,196	0.1
15,992 (1)	Incyte Corp.	1,004,138	0.0
6,003 (1)	Insulet Corp.	1,302,531	0.0
30,211 (1)	Intuitive Surgical, Inc.	10,191,983	0.3
15,745 (1)	IQVIA Holdings, Inc.	3,643,078	0.1
206,792	Johnson & Johnson	32,412,578	0.9
7,293	Laboratory Corp. of America Holdings	1,657,626	0.0
11,430	McKesson Corp.	5,291,861	0.2
114,296	Medtronic PLC	9,415,704	0.3
217,679	Merck & Co., Inc.	23,731,365	0.7
1,863 (1)	Mettler-Toledo International, Inc.	2,259,744	0.1
28,471 (1)	Moderna, Inc.	2,831,441	0.1
5,013 (1)	Molina Healthcare, Inc.	1,811,247	0.1
485,042	Pfizer, Inc.	13,964,359	0.4
9,650	Quest Diagnostics, Inc.	1,330,542	0.0
9,178 (1)	Regeneron Pharmaceuticals, Inc.	8,060,946	0.2
12,634	ResMed, Inc.	2,173,301	0.1
10,601	Revvity, Inc.	1,158,795	0.0
8,482	STERIS PLC	1,864,768	0.1
29,063	Stryker Corp.	8,703,206	0.3

See Accompanying Notes to Financial Statements

80

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,041	Teleflex, Inc.	$1,007,583	0.0
33,185	Thermo Fisher Scientific, Inc.	17,614,266	0.5
79,453	UnitedHealth Group, Inc.	41,829,621	1.2
5,241	Universal Health Services, Inc. - Class B	798,938	0.0
22,136 (1)	Vertex Pharmaceuticals, Inc.	9,006,917	0.3
103,140	Viatris, Inc.	1,117,006	0.0
5,082 (1)	Waters Corp.	1,673,147	0.0
6,351	West Pharmaceutical Services, Inc.	2,236,314	0.1
17,967	Zimmer Biomet Holdings, Inc.	2,186,584	0.1
39,439	Zoetis, Inc.	7,784,075	0.2
		433,992,651	12.4
	Industrials: 8.6%
47,462	3M Co.	5,188,546	0.2
10,551	A. O. Smith Corp.	869,824	0.0
7,548	Allegion PLC	956,256	0.0
56,178 (1)	American Airlines Group, Inc.	771,886	0.0
19,837	AMETEK, Inc.	3,270,923	0.1
35,332	Automatic Data Processing, Inc.	8,231,296	0.2
6,042 (1)	Axon Enterprise, Inc.	1,560,830	0.1
48,754 (1)	Boeing Co.	12,708,218	0.4
10,600 (1)	Builders FirstSource, Inc.	1,769,564	0.1
72,022	Carrier Global Corp.	4,137,664	0.1
43,823	Caterpillar, Inc.	12,957,146	0.4
13,380 (1)	Ceridian HCM Holding, Inc.	898,066	0.0
10,011	CH Robinson Worldwide, Inc.	864,850	0.0
7,436	Cintas Corp.	4,481,380	0.1
74,715 (1)	Copart, Inc.	3,661,035	0.1
35,110 (1)	CoStar Group, Inc.	3,068,263	0.1
169,755	CSX Corp.	5,885,406	0.2
12,179	Cummins, Inc.	2,917,723	0.1
23,008	Deere & Co.	9,200,209	0.3
55,323	Delta Air Lines, Inc.	2,225,644	0.1
12,027	Dover Corp.	1,849,873	0.1
34,307	Eaton Corp. PLC	8,261,812	0.2
48,973	Emerson Electric Co.	4,766,542	0.1
10,552	Equifax, Inc.	2,609,404	0.1
12,489	Expeditors International of Washington, Inc.	1,588,601	0.1
49,125	Fastenal Co.	3,181,826	0.1
19,870	FedEx Corp.	5,026,514	0.1
30,268	Fortive Corp.	2,228,633	0.1
5,277 (1)	Generac Holdings, Inc.	681,999	0.0
19,457	General Dynamics Corp.	5,052,399	0.2
93,495	General Electric Co.	11,932,767	0.3
56,631	Honeywell International, Inc.	11,876,087	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
33,671	Howmet Aerospace, Inc.	$1,822,275	0.1
4,611	Hubbell, Inc.	1,516,696	0.0
3,428	Huntington Ingalls Industries, Inc.	890,046	0.0
6,501	IDEX Corp.	1,411,432	0.0
23,521	Illinois Tool Works, Inc.	6,161,091	0.2
34,772	Ingersoll Rand, Inc.	2,689,266	0.1
10,827	Jacobs Solutions, Inc.	1,405,345	0.0
7,020	JB Hunt Transport Services, Inc.	1,402,175	0.0
58,496	Johnson Controls International PLC	3,371,709	0.1
16,262	L3Harris Technologies, Inc.	3,425,102	0.1
11,810	Leidos Holdings, Inc.	1,278,314	0.0
18,968	Lockheed Martin Corp.	8,597,056	0.3
19,340	Masco Corp.	1,295,393	0.0
4,655	Nordson Corp.	1,229,665	0.0
19,426	Norfolk Southern Corp.	4,591,918	0.1
12,176	Northrop Grumman Corp.	5,700,073	0.2
7,686	Old Dominion Freight Line, Inc.	3,115,366	0.1
35,156	Otis Worldwide Corp.	3,145,407	0.1
44,953	PACCAR, Inc.	4,389,660	0.1
11,031	Parker-Hannifin Corp.	5,081,982	0.2
14,197	Pentair PLC	1,032,264	0.0
12,485	Quanta Services, Inc.	2,694,263	0.1
123,519	Raytheon Technologies Corp.	10,392,889	0.3
17,568	Republic Services, Inc.	2,897,139	0.1
9,097	Robert Half International, Inc.	799,808	0.0
9,851	Rockwell Automation, Inc.	3,058,538	0.1
24,142	Rollins, Inc.	1,054,281	0.0
4,550	Snap-on, Inc.	1,314,222	0.0
51,215	Southwest Airlines Co.	1,479,089	0.0
13,175	Stanley Black & Decker, Inc.	1,292,468	0.0
16,837	Textron, Inc.	1,354,032	0.0
19,638	Trane Technologies PLC	4,789,708	0.1
4,745	TransDigm Group, Inc.	4,800,042	0.1
176,775 (1)	Uber Technologies, Inc.	10,884,037	0.3
52,366	Union Pacific Corp.	12,862,137	0.4
28,201 (1)	United Airlines Holdings, Inc.	1,163,573	0.0
62,130	United Parcel Service, Inc. - Class B	9,768,700	0.3
5,823	United Rentals, Inc.	3,339,025	0.1
18,834	Veralto Corp.	1,549,285	0.1
12,470	Verisk Analytics, Inc.	2,978,584	0.1
31,485	Waste Management, Inc.	5,638,963	0.2
15,402	Westinghouse Air Brake Technologies Corp.	1,954,514	0.1

See Accompanying Notes to Financial Statements

81

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,795	WW Grainger, Inc.	$3,144,879	0.1
20,707	Xylem, Inc.	2,368,053	0.1
		299,811,650	8.6
	Information Technology: 30.8%
53,914	Accenture PLC - Class A	18,918,962	0.5
39,111 (1)	Adobe, Inc.	23,333,623	0.7
138,790 (1)	Advanced Micro Devices, Inc.	20,459,034	0.6
12,957 (1)	Akamai Technologies, Inc.	1,533,461	0.0
51,285	Amphenol Corp. - Class A	5,083,882	0.2
42,806	Analog Devices, Inc.	8,499,559	0.2
7,463 (1)	ANSYS, Inc.	2,708,173	0.1
1,255,861	Apple, Inc.	241,790,918	6.9
71,860	Applied Materials, Inc.	11,646,350	0.3
21,561 (1)	Arista Networks, Inc.	5,077,831	0.2
18,377 (1)	Autodesk, Inc.	4,474,432	0.1
37,706	Broadcom, Inc.	42,089,323	1.2
10,106	Broadridge Financial Solutions, Inc.	2,079,310	0.1
23,369 (1)	Cadence Design Systems, Inc.	6,365,015	0.2
11,526	CDW Corp.	2,620,090	0.1
347,952	Cisco Systems, Inc.	17,578,535	0.5
43,073	Cognizant Technology Solutions Corp. - Class A	3,253,304	0.1
66,008	Corning, Inc.	2,009,944	0.1
11,724 (1)	Enphase Energy, Inc.	1,549,209	0.0
4,957 (1)	EPAM Systems, Inc.	1,473,914	0.0
5,099 (1)	F5, Inc.	912,619	0.0
2,123 (1)	Fair Isaac Corp.	2,471,193	0.1
9,186 (1)	First Solar, Inc.	1,582,564	0.1
6,203 (1)	FleetCor Technologies, Inc.	1,753,030	0.1
54,751 (1)	Fortinet, Inc.	3,204,576	0.1
6,696 (1)	Gartner, Inc.	3,020,633	0.1
48,384	Gen Digital, Inc.	1,104,123	0.0
110,201	Hewlett Packard Enterprise Co.	1,871,213	0.1
74,603	HP, Inc.	2,244,804	0.1
362,165	Intel Corp.	18,198,791	0.5
78,332	International Business Machines Corp.	12,811,199	0.4
24,081	Intuit, Inc.	15,051,347	0.4
10,991	Jabil, Inc.	1,400,253	0.0
6,266	Jack Henry & Associates, Inc.	1,023,927	0.0
27,392	Juniper Networks, Inc.	807,516	0.0
15,254 (1)	Keysight Technologies, Inc.	2,426,759	0.1
11,677	KLA Corp.	6,787,840	0.2
11,321	Lam Research Corp.	8,867,286	0.3
71,135	Mastercard, Inc. - Class A	30,339,789	0.9
46,477	Microchip Technology, Inc.	4,191,296	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
94,178	Micron Technology, Inc.	$8,037,151	0.2
638,451	Microsoft Corp.	240,083,114	6.9
4,108	Monolithic Power Systems, Inc.	2,591,244	0.1
14,257	Motorola Solutions, Inc.	4,463,724	0.1
17,936	NetApp, Inc.	1,581,238	0.1
212,180	NVIDIA Corp.	105,075,780	3.0
22,167	NXP Semiconductors NV	5,091,317	0.2
36,998 (1)	ON Semiconductor Corp.	3,090,443	0.1
136,485	Oracle Corp.	14,389,614	0.4
26,700 (1)	Palo Alto Networks, Inc.	7,873,296	0.2
27,591	Paychex, Inc.	3,286,364	0.1
4,235	Paycom Software, Inc.	875,459	0.0
92,615 (1)	PayPal Holdings, Inc.	5,687,487	0.2
10,218 (1)	PTC, Inc.	1,787,741	0.1
8,362 (1)	Qorvo, Inc.	941,645	0.0
95,610	Qualcomm, Inc.	13,828,074	0.4
9,175	Roper Technologies, Inc.	5,001,935	0.1
83,583 (1)	Salesforce, Inc.	21,994,031	0.6
16,584	Seagate Technology Holdings PLC	1,415,776	0.0
17,610 (1)	ServiceNow, Inc.	12,441,289	0.4
13,705	Skyworks Solutions, Inc.	1,540,716	0.0
13,064 (1)	Synopsys, Inc.	6,726,784	0.2
26,697	TE Connectivity Ltd.	3,750,928	0.1
4,048 (1)	Teledyne Technologies, Inc.	1,806,582	0.1
13,133	Teradyne, Inc.	1,425,193	0.0
78,017	Texas Instruments, Inc.	13,298,778	0.4
21,352 (1)	Trimble, Inc.	1,135,926	0.0
3,618 (1)	Tyler Technologies, Inc.	1,512,758	0.0
7,630 (1)	VeriSign, Inc.	1,571,475	0.1
136,929	Visa, Inc. - Class A	35,649,465	1.0
27,509 (1)	Western Digital Corp.	1,440,646	0.0
4,414 (1)	Zebra Technologies Corp. - Class A	1,206,479	0.0
		1,073,218,079	30.8
	Materials: 2.4%
19,101	Air Products and Chemicals, Inc.	5,229,854	0.2
10,090	Albemarle Corp.	1,457,803	0.0
124,159	Amcor PLC	1,196,893	0.0
6,929	Avery Dennison Corp.	1,400,767	0.0
27,090	Ball Corp.	1,558,217	0.1
8,606	Celanese Corp.	1,337,114	0.0
16,412	CF Industries Holdings, Inc.	1,304,754	0.0
60,538	Corteva, Inc.	2,900,981	0.1
60,252	Dow, Inc.	3,304,220	0.1
36,942	DuPont de Nemours, Inc.	2,841,948	0.1

See Accompanying Notes to Financial Statements

82

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
10,194	Eastman Chemical Co.	$915,625	0.0
21,812	Ecolab, Inc.	4,326,410	0.1
10,725	FMC Corp.	676,211	0.0
123,269	Freeport-McMoRan, Inc.	5,247,561	0.2
21,948	International Flavors & Fragrances, Inc.	1,777,130	0.1
29,750	International Paper Co.	1,075,462	0.0
41,653	Linde PLC	17,107,304	0.5
22,022	LyondellBasell Industries NV - Class A	2,093,852	0.1
5,314	Martin Marietta Materials, Inc.	2,651,208	0.1
28,076	Mosaic Co.	1,003,155	0.0
99,090	Newmont Corp.	4,101,335	0.1
21,118	Nucor Corp.	3,675,377	0.1
7,731	Packaging Corp. of America	1,259,457	0.0
20,250	PPG Industries, Inc.	3,028,387	0.1
20,229	Sherwin-Williams Co.	6,309,425	0.2
13,066	Steel Dynamics, Inc.	1,543,095	0.1
11,424	Vulcan Materials Co.	2,593,362	0.1
22,036	Westrock Co.	914,935	0.0
		82,831,842	2.4
	Real Estate: 2.4%
13,390	Alexandria Real Estate Equities, Inc.	1,697,450	0.1
40,045	American Tower Corp.	8,644,915	0.2
12,211	AvalonBay Communities, Inc.	2,286,143	0.1
12,409	Boston Properties, Inc.	870,740	0.0
9,181	Camden Property Trust	911,581	0.0
26,183 (1)	CBRE Group, Inc. - Class A	2,437,375	0.1
37,289	Crown Castle, Inc.	4,295,320	0.1
26,028	Digital Realty Trust, Inc.	3,502,848	0.1
8,045	Equinix, Inc.	6,479,363	0.2
29,657	Equity Residential	1,813,822	0.1
5,519	Essex Property Trust, Inc.	1,368,381	0.0
18,166	Extra Space Storage, Inc.	2,912,555	0.1
6,309	Federal Realty Investment Trust	650,142	0.0
47,038	Healthpeak Properties, Inc.	931,352	0.0
60,599	Host Hotels & Resorts, Inc.	1,179,863	0.0
49,461	Invitation Homes, Inc.	1,687,115	0.1
25,094	Iron Mountain, Inc.	1,756,078	0.1
57,124	Kimco Realty Corp.	1,217,312	0.0
10,032	Mid-America Apartment Communities, Inc.	1,348,903	0.0
79,372	Prologis, Inc.	10,580,288	0.3
13,607	Public Storage	4,150,135	0.1
62,187	Realty Income Corp.	3,570,778	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
14,129	Regency Centers Corp.	$946,643	0.0
9,268	SBA Communications Corp.	2,351,199	0.1
28,025	Simon Property Group, Inc.	3,997,486	0.1
26,063	UDR, Inc.	997,952	0.0
34,598	Ventas, Inc.	1,724,364	0.1
88,869	VICI Properties, Inc.	2,833,144	0.1
47,589	Welltower, Inc.	4,291,100	0.1
62,832	Weyerhaeuser Co.	2,184,669	0.1
		83,619,016	2.4
	Utilities: 2.3%
57,577	AES Corp.	1,108,357	0.0
21,730	Alliant Energy Corp.	1,114,749	0.0
22,592	Ameren Corp.	1,634,305	0.0
45,174	American Electric Power Co., Inc.	3,669,032	0.1
16,738	American Water Works Co., Inc.	2,209,249	0.1
12,765	Atmos Energy Corp.	1,479,464	0.0
54,271	CenterPoint Energy, Inc.	1,550,522	0.0
25,084	CMS Energy Corp.	1,456,628	0.0
29,658	Consolidated Edison, Inc.	2,697,988	0.1
27,436	Constellation Energy Corp.	3,206,994	0.1
71,949	Dominion Energy, Inc.	3,381,603	0.1
17,728	DTE Energy Co.	1,954,689	0.1
66,206	Duke Energy Corp.	6,424,630	0.2
32,957	Edison International	2,356,096	0.1
18,182	Entergy Corp.	1,839,837	0.1
19,751	Evergy, Inc.	1,031,002	0.0
30,016	Eversource Energy	1,852,588	0.1
85,573	Exelon Corp.	3,072,071	0.1
44,370	FirstEnergy Corp.	1,626,604	0.0
176,247	NextEra Energy, Inc.	10,705,243	0.3
35,533	NiSource, Inc.	943,401	0.0
19,394	NRG Energy, Inc.	1,002,670	0.0
183,274	PG&E Corp.	3,304,430	0.1
9,743	Pinnacle West Capital Corp.	699,937	0.0
63,378	PPL Corp.	1,717,544	0.1
42,806	Public Service Enterprise Group, Inc.	2,617,587	0.1
54,110	Sempra Energy	4,043,640	0.1
93,687	Southern Co.	6,569,332	0.2
27,122	WEC Energy Group, Inc.	2,282,859	0.1
47,423	Xcel Energy, Inc.	2,935,958	0.1
		80,489,009	2.3
	Total Common Stock (Cost $2,929,581,549)	3,439,498,384	98.6

See Accompanying Notes to Financial Statements

83

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
41,465,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $41,465,000)	$41,465,000	1.2
	Total Short-Term Investments (Cost $41,465,000)	$41,465,000	1.2

	Total Investments in Securities (Cost $2,971,046,549)	$3,480,963,384	99.8

	Assets in Excess of Other Liabilities	7,640,139	0.2

	Net Assets	$3,488,603,523	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

84

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$3,439,498,384	$—	$—	$3,439,498,384
Short-Term Investments	41,465,000	—	—	41,465,000
Total Investments, at fair value	$3,480,963,384	$—	$—	$3,480,963,384
Other Financial Instruments+
Futures	1,372,093	—	—	1,372,093
Total Assets	$3,482,335,477	$—	$—	$3,482,335,477

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series S Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P 500 E-Mini	201	03/15/24	$48,441,000	$1,372,093
			$48,441,000	$1,372,093

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,372,093
Total Asset Derivatives		$1,372,093

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$7,965,634
Total	$7,965,634

See Accompanying Notes to Financial Statements

85

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,372,093
Total	$1,372,093

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,972,712,508.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$619,975,978
Gross Unrealized Depreciation	(110,353,010)
Net Unrealized Appreciation	$509,622,968

See Accompanying Notes to Financial Statements

86

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.8%
	Communication Services: 2.3%
14,761 (1)	Advantage Solutions, Inc.	$53,435	0.0
5,211 (1)	AMC Networks, Inc. - Class A	97,915	0.0
2,147 (1)	Anterix, Inc.	71,538	0.0
13,120 (1)	AST SpaceMobile, Inc.	79,114	0.0
8,377 (1)	Atlanta Braves Holdings, Inc. - Class C	331,562	0.1
1,986	ATN International, Inc.	77,394	0.0
3,833 (1)	Bandwidth, Inc. - Class A	55,463	0.0
4,318 (1)	Boston Omaha Corp. - Class A	67,922	0.0
16,136 (1)	Bumble, Inc. - Class A	237,845	0.1
5,917 (1)	Cardlytics, Inc.	54,496	0.0
15,606 (1)	Cargurus, Inc.	377,041	0.1
10,815 (1)	Cars.com, Inc.	205,161	0.1
17,605 (1)	Cinemark Holdings, Inc.	248,054	0.1
61,654 (1)	Clear Channel Outdoor Holdings, Inc.	112,210	0.0
6,908	Cogent Communications Holdings, Inc.	525,422	0.1
12,223 (1)	Consolidated Communications Holdings, Inc.	53,170	0.0
253 (1)	Daily Journal Corp.	86,227	0.0
7,243 (1)	DHI Group, Inc.	18,759	0.0
19,350 (1)	EchoStar Corp. - Class A	320,629	0.1
11,026	Entravision Communications Corp. - Class A	45,978	0.0
12,571 (1)	Eventbrite, Inc. - Class A	105,094	0.0
3,500 (1)	EverQuote, Inc. - Class A	42,840	0.0
9,767 (1)	EW Scripps Co. - Class A	78,038	0.0
44,565 (1)	fuboTV, Inc.	141,717	0.0
24,015 (1)	Gannett Co., Inc.	55,234	0.0
111,023 (1)	Globalstar, Inc.	215,385	0.1
10,728 (1)	Gogo, Inc.	108,675	0.0
13,637	Gray Television, Inc.	122,188	0.0
6,993 (1)	Grindr, Inc.	61,399	0.0
2,514 (1)	IDT Corp. - Class B	85,702	0.0
17,725 (1)	iHeartMedia, Inc. - Class A	47,326	0.0
7,309 (1)	IMAX Corp.	109,781	0.0
7,791 (1)	Integral Ad Science Holding Corp.	112,112	0.0
5,812	John Wiley & Sons, Inc. - Class A	184,473	0.1
28,579 (1)	Liberty Latin America Ltd. - Class C	209,770	0.1
10,286 (1)	Lions Gate Entertainment Corp. - Class A	112,117	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services: (continued)
18,022 (1)	Lions Gate Entertainment Corp. - Class B	$183,644	0.1
161,818 (1)	Lumen Technologies, Inc.	296,127	0.1
6,525 (1)	Madison Square Garden Entertainment Corp.	207,430	0.1
21,373 (1)	Magnite, Inc.	199,624	0.1
4,148	Marcus Corp.	60,478	0.0
3,673 (1)	MediaAlpha, Inc. - Class A	40,954	0.0
24,499 (1)	Nextdoor Holdings, Inc.	46,303	0.0
4,368 (1)	Ooma, Inc.	46,869	0.0
7,177 (1)	Outbrain, Inc.	31,435	0.0
14,793 (1)	Playstudios, Inc.	40,089	0.0
7,030 (1)	PubMatic, Inc. - Class A	114,659	0.0
8,527 (1)	QuinStreet, Inc.	109,316	0.0
4,410	Scholastic Corp.	166,257	0.1
7,746	Shenandoah Telecommunications Co.	167,468	0.1
3,939	Shutterstock, Inc.	190,175	0.1
5,352	Sinclair, Inc.	69,737	0.0
4,223 (1)	Sphere Entertainment Co.	143,413	0.0
2,882	Spok Holdings, Inc.	44,613	0.0
12,801 (1)	Stagwell, Inc.	84,871	0.0
4,266 (1)	TechTarget, Inc.	148,713	0.1
31,811	TEGNA, Inc.	486,708	0.1
15,785	Telephone and Data Systems, Inc.	289,655	0.1
5,352 (1)	Thryv Holdings, Inc.	108,913	0.0
18,511 (1)(2)	Tingo Group, Inc.	—	—
15,968 (1)	TrueCar, Inc.	55,249	0.0
24,531 (1)	Vimeo, Inc.	96,162	0.0
4,193 (1)	Vivid Seats, Inc. - Class A	26,500	0.0
8,576 (1)	WideOpenWest, Inc.	34,733	0.0
10,687 (1)	Yelp, Inc.	505,923	0.1
7,419 (1)	Ziff Davis, Inc.	498,483	0.1
10,850 (1)	ZipRecruiter, Inc. - Class A	150,815	0.1
		9,556,502	2.3

	Consumer Discretionary: 10.5%
4,372 (1)	1-800-Flowers.com, Inc. - Class A	47,130	0.0
12,028 (1)	2U, Inc.	14,794	0.0
5,159	Aaron’s Co., Inc.	56,130	0.0
7,800 (1)	Abercrombie & Fitch Co. - Class A	688,116	0.2
11,510	Academy Sports & Outdoors, Inc.	759,660	0.2
9,312 (1)	Accel Entertainment, Inc.	95,634	0.0
4,937	Acushnet Holdings Corp.	311,870	0.1

See Accompanying Notes to Financial Statements

87

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
14,679 (1)	Adient PLC	$533,728	0.1
6,349 (1)	Adtalem Global Education, Inc.	374,274	0.1
14,707 (1)	Allbirds, Inc. - Class A	18,016	0.0
18,314 (1)	American Axle & Manufacturing Holdings, Inc.	161,346	0.0
29,146	American Eagle Outfitters, Inc.	616,729	0.2
1,010 (1)	America’s Car-Mart, Inc.	76,528	0.0
14,987 (1)(3)	AMMO, Inc.	31,473	0.0
13,873	Arko Corp.	114,452	0.0
3,305 (1)	Asbury Automotive Group, Inc.	743,526	0.2
2,583 (1)(3)	Atmus Filtration Technologies, Inc.	60,675	0.0
4,961 (1)	Bally’s Corp.	69,156	0.0
22,829 (1)	BARK, Inc.	18,389	0.0
4,794 (1)	Beazer Homes USA, Inc.	161,989	0.0
3,526	Big 5 Sporting Goods Corp.	22,355	0.0
4,962	Big Lots, Inc.	38,654	0.0
3,588 (1)	BJ’s Restaurants, Inc.	129,204	0.0
13,945	Bloomin’ Brands, Inc.	392,552	0.1
1,763	Bluegreen Vacations Holding Corp.	132,437	0.0
4,744 (1)	Boot Barn Holdings, Inc.	364,149	0.1
3,012 (1)(3)	Bowlero Corp. - Class A	42,650	0.0
6,938 (1)	Brinker International, Inc.	299,583	0.1
4,865	Buckle, Inc.	231,185	0.1
2,257	Build-A-Bear Workshop, Inc.	51,888	0.0
5,576	Caleres, Inc.	171,351	0.1
6,756	Camping World Holdings, Inc. - Class A	177,413	0.1
8,281 (1)	CarParts.com, Inc.	26,168	0.0
2,371	Carriage Services, Inc.	59,299	0.0
6,388	Carrols Restaurant Group, Inc.	50,337	0.0
15,243 (1)	Carvana Co.	806,964	0.2
1,391 (1)	Cavco Industries, Inc.	482,148	0.1
5,064 (1)	Century Casinos, Inc.	24,712	0.0
4,549	Century Communities, Inc.	414,596	0.1
7,641	Cheesecake Factory, Inc.	267,511	0.1
18,409 (1)	Chegg, Inc.	209,126	0.1
19,019 (1)	Chico’s FAS, Inc.	144,164	0.0
1,928 (1)	Children’s Place, Inc.	44,768	0.0
3,057 (1)	Chuy’s Holdings, Inc.	116,869	0.0
4,586	Clarus Corp.	31,621	0.0
3,530 (1)	ContextLogic, Inc. - Class A	21,004	0.0
2,880 (1)	Cooper-Standard Holdings, Inc.	56,275	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
20,712 (1)	Coursera, Inc.	$401,191	0.1
3,462 (3)	Cracker Barrel Old Country Store, Inc.	266,851	0.1
7,775	Cricut, Inc. - Class A	51,237	0.0
20,378	Dana, Inc.	297,723	0.1
5,713 (1)	Dave & Buster’s Entertainment, Inc.	307,645	0.1
8,534 (1)	Denny’s Corp.	92,850	0.0
7,307	Designer Brands, Inc. - Class A	64,667	0.0
10,323 (1)	Destination XL Group, Inc.	45,421	0.0
557 (3)	Dillard’s, Inc. - Class A	224,833	0.1
2,473	Dine Brands Global, Inc.	122,784	0.0
4,234 (1)	Dorman Products, Inc.	353,158	0.1
3,975 (1)(3)	Dream Finders Homes, Inc. - Class A	141,232	0.0
4,617 (1)	Duolingo, Inc.	1,047,366	0.3
4,618 (1)	El Pollo Loco Holdings, Inc.	40,731	0.0
1,427	Escalade, Inc.	28,668	0.0
3,624	Ethan Allen Interiors, Inc.	115,678	0.0
5,490 (1)(3)	European Wax Center, Inc. - Class A	74,609	0.0
13,469 (1)	Everi Holdings, Inc.	151,796	0.0
16,479 (1)	EVgo, Inc.	58,995	0.0
20,775 (1)	Figs, Inc. - Class A	144,386	0.0
3,632 (1)	First Watch Restaurant Group, Inc.	73,003	0.0
33,867 (1)(3)	Fisker, Inc.	59,267	0.0
13,082	Foot Locker, Inc.	407,504	0.1
6,785 (1)	Fox Factory Holding Corp.	457,852	0.1
12,751 (1)	Frontdoor, Inc.	449,090	0.1
5,500 (1)	Full House Resorts, Inc.	29,535	0.0
5,876 (1)	Funko, Inc. - Class A	45,422	0.0
1,928 (1)	Genesco, Inc.	67,885	0.0
5,288 (1)	Gentherm, Inc.	276,880	0.1
6,704 (1)	G-III Apparel Group Ltd.	227,802	0.1
5,321 (1)	Global Business Travel Group I	34,320	0.0
3,281	Golden Entertainment, Inc.	131,010	0.0
44,854 (1)	Goodyear Tire & Rubber Co.	642,309	0.2
21,400 (1)	GoPro, Inc. - Class A	74,258	0.0
562	Graham Holdings Co. - Class B	391,444	0.1
4,244 (1)	Green Brick Partners, Inc.	220,433	0.1
2,174	Group 1 Automotive, Inc.	662,505	0.2
9,292 (1)	GrowGeneration Corp.	23,323	0.0
4,668	Guess?, Inc.	107,644	0.0
56,490 (1)	Hanesbrands, Inc.	251,945	0.1

See Accompanying Notes to Financial Statements

88

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
2,501	Haverty Furniture Cos., Inc.	$88,786	0.0
3,754 (1)	Helen of Troy Ltd.	453,521	0.1
1,977	Hibbett, Inc.	142,384	0.0
12,850 (1)	Hilton Grand Vacations, Inc.	516,313	0.1
8,537 (1)	Holley, Inc.	41,575	0.0
1,368	Hooker Furnishings Corp.	35,677	0.0
795 (1)	Hovnanian Enterprises, Inc. - Class A	123,718	0.0
3,639 (1)	Inspired Entertainment, Inc.	35,953	0.0
3,738	Installed Building Products, Inc.	683,381	0.2
17,241	International Game Technology PLC	472,576	0.1
4,440 (1)	iRobot Corp.	171,828	0.1
3,211	Jack in the Box, Inc.	262,114	0.1
982 (1)	JAKKS Pacific, Inc.	34,910	0.0
901	Johnson Outdoors, Inc. - Class A	48,131	0.0
11,185	KB Home	698,615	0.2
8,960	Kontoor Brands, Inc.	559,283	0.1
14,027 (3)	Krispy Kreme, Inc.	211,667	0.1
947 (1)	Kura Sushi USA, Inc. - Class A	71,972	0.0
2,703 (1)	Lands’ End, Inc.	25,841	0.0
2,675 (1)	Landsea Homes Corp.	35,150	0.0
6,530 (1)	Latham Group, Inc.	17,174	0.0
20,932	Laureate Education, Inc.	286,978	0.1
6,910	La-Z-Boy, Inc.	255,117	0.1
3,933	LCI Industries	494,417	0.1
1,753 (1)	Legacy Housing Corp.	44,211	0.0
28,486 (1)	Leslie’s, Inc.	196,838	0.1
3,322 (1)	LGI Homes, Inc.	442,358	0.1
7,046 (1)	Life Time Group Holdings, Inc.	106,254	0.0
14,479 (1)	Light & Wonder, Inc.	1,188,871	0.3
4,309 (1)	Lincoln Educational Services Corp.	43,262	0.0
5,938 (1)	Lindblad Expeditions Holdings, Inc.	66,921	0.0
3,353 (1)(3)	Livewire Group, Inc.	37,922	0.0
2,343 (1)	Lovesac Co.	59,864	0.0
43,299 (1)(3)	Luminar Technologies, Inc.	145,918	0.0
4,322 (1)	M/I Homes, Inc.	595,312	0.2
3,313 (1)	Malibu Boats, Inc. - Class A	181,619	0.1
3,589 (1)	MarineMax, Inc.	139,612	0.0
2,861 (1)	MasterCraft Boat Holdings, Inc.	64,773	0.0
9,461	MDC Holdings, Inc.	522,720	0.1
5,761	Meritage Homes Corp.	1,003,566	0.2
8,225 (1)	Modine Manufacturing Co.	491,033	0.1
2,138	Monarch Casino & Resort, Inc.	147,843	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
7,804 (1)	Mondee Holdings, Inc.	$21,539	0.0
4,968	Monro, Inc.	145,761	0.0
2,573	Movado Group, Inc.	77,576	0.0
574	Nathan’s Famous, Inc.	44,778	0.0
12,451 (1)	National Vision Holdings, Inc.	260,599	0.1
10,222 (1)	Nerdy, Inc.	35,062	0.0
5,200 (1)	ODP Corp.	292,760	0.1
13,382 (1)	OneSpaWorld Holdings Ltd.	188,686	0.1
2,077 (1)	OneWater Marine, Inc. - Class A	70,182	0.0
7,230 (1)	Overstock.com, Inc.	200,199	0.1
2,396	Oxford Industries, Inc.	239,600	0.1
5,159	Papa John’s International, Inc.	393,271	0.1
3,414	Patrick Industries, Inc.	342,595	0.1
10,566	Perdoceo Education Corp.	185,539	0.1
3,213	PetMed Express, Inc.	24,290	0.0
6,421 (1)	PlayAGS, Inc.	54,129	0.0
7,176 (1)	Portillo’s, Inc. - Class A	114,314	0.0
4,630 (1)	Potbelly Corp.	48,245	0.0
9,764	Purple Innovation, Inc.	10,057	0.0
1,493	RCI Hospitality Holdings, Inc.	98,926	0.0
2,493 (1)	Red Robin Gourmet Burgers, Inc.	31,088	0.0
7,588	Red Rock Resorts, Inc. - Class A	404,668	0.1
8,742	Rent-A-Center, Inc.	296,966	0.1
6,559 (1)	Revolve Group, Inc.	108,748	0.0
1,030	Rocky Brands, Inc.	31,085	0.0
14,913 (1)	Rover Group, Inc.	162,253	0.0
10,934 (1)	Rush Street Interactive, Inc.	49,094	0.0
17,341 (1)	Sally Beauty Holdings, Inc.	230,289	0.1
4,228 (1)	Savers Value Village, Inc.	73,483	0.0
5,750 (1)	SeaWorld Entertainment, Inc.	303,773	0.1
5,977 (1)	Shake Shack, Inc. - Class A	443,015	0.1
3,103	Shoe Carnival, Inc.	93,742	0.0
7,127	Signet Jewelers Ltd.	764,442	0.2
11,408 (1)	Six Flags Entertainment Corp.	286,113	0.1
8,508 (1)	Skyline Champion Corp.	631,804	0.2
3,512 (1)	Sleep Number Corp.	52,083	0.0
7,717	Smith & Wesson Brands, Inc.	104,643	0.0
3,127 (1)	Snap One Holdings Corp.	27,862	0.0
25,794 (1)	Solid Power, Inc.	37,401	0.0
3,380 (1)	Solo Brands, Inc. - Class A	20,821	0.0
2,416	Sonic Automotive, Inc. - Class A	135,803	0.0

See Accompanying Notes to Financial Statements

89

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
20,237 (1)	Sonos, Inc.	$346,862	0.1
6,636 (1)	Sportsman’s Warehouse Holdings, Inc.	28,269	0.0
3,324	Standard Motor Products, Inc.	132,328	0.0
11,807	Steven Madden Ltd.	495,894	0.1
14,047 (1)	Stitch Fix, Inc. - Class A	50,148	0.0
4,561 (1)	Stoneridge, Inc.	89,259	0.0
3,608	Strategic Education, Inc.	333,271	0.1
6,718 (1)	Stride, Inc.	398,848	0.1
2,770	Sturm Ruger & Co., Inc.	125,897	0.0
22,294 (1)	Super Group SGHC Ltd.	70,672	0.0
15,346 (1)	Sweetgreen, Inc. - Class A	173,410	0.1
5,110 (1)	Target Hospitality Corp.	49,720	0.0
16,263 (1)	Taylor Morrison Home Corp.	867,631	0.2
11,299 (1)	ThredUp, Inc. - Class A	25,423	0.0
4,267 (1)	Tilly’s, Inc. - Class A	32,173	0.0
22,954 (1)	Topgolf Callaway Brands Corp.	329,160	0.1
5,566 (1)	Traeger, Inc.	15,195	0.0
15,288 (1)	Tri Pointe Homes, Inc.	541,195	0.1
13,890 (1)	Udemy, Inc.	204,600	0.1
5,812 (1)	Universal Technical Institute, Inc.	72,766	0.0
10,183 (1)	Urban Outfitters, Inc.	363,431	0.1
4,502 (1)	Vera Bradley, Inc.	34,665	0.0
9,235 (1)	Vista Outdoor, Inc.	273,079	0.1
4,379 (1)	Visteon Corp.	546,937	0.1
12,333 (1)	Vizio Holding Corp. - Class A	94,964	0.0
2,238 (1)	VOXX International Corp.	23,902	0.0
13,551 (1)	Warby Parker, Inc. - Class A	191,069	0.1
451	Winmark Corp.	188,315	0.1
4,588	Winnebago Industries, Inc.	334,373	0.1
12,782	Wolverine World Wide, Inc.	113,632	0.0
31,722 (1)(3)	Workhorse Group, Inc.	11,420	0.0
8,561 (1)	WW International, Inc.	74,909	0.0
3,603 (1)	XPEL, Inc.	194,022	0.1
4,005 (1)	Xponential Fitness, Inc. - Class A	51,625	0.0
2,777 (1)	Zumiez, Inc.	56,484	0.0
		43,746,660	10.5

	Consumer Staples: 3.3%
5,164	Andersons, Inc.	297,137	0.1
11,690 (3)	B&G Foods, Inc.	122,745	0.0
13,346 (1)	Beauty Health Co.	41,506	0.0
20,942 (1)	BellRing Brands, Inc.	1,160,815	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
9,607 (1)(3)	Beyond Meat, Inc.	$85,502	0.0
5,873 (1)(3)	BRC, Inc. - Class A	21,319	0.0
2,852	Calavo Growers, Inc.	83,877	0.0
6,138	Cal-Maine Foods, Inc.	352,260	0.1
1,122 (1)	Central Garden & Pet Co.	56,223	0.0
6,757 (1)	Central Garden & Pet Co. - Class A	297,578	0.1
5,596 (1)	Chefs’ Warehouse, Inc.	164,690	0.1
756	Coca-Cola Consolidated, Inc.	701,870	0.2
11,816	Dole PLC	145,219	0.0
7,232 (1)	Duckhorn Portfolio, Inc.	71,235	0.0
7,993	Edgewell Personal Care Co.	292,784	0.1
8,485 (1)	elf Beauty, Inc.	1,224,725	0.3
11,433	Energizer Holdings, Inc.	362,197	0.1
5,744	Fresh Del Monte Produce, Inc.	150,780	0.0
14,339 (1)	Hain Celestial Group, Inc.	157,012	0.0
15,758 (1)	Herbalife Ltd.	240,467	0.1
6,870 (1)	HF Foods Group, Inc.	36,686	0.0
2,273	Ingles Markets, Inc. - Class A	196,319	0.1
2,940	Inter Parfums, Inc.	423,389	0.1
2,934 (1)	Ispire Technology, Inc.	35,589	0.0
2,431	J & J Snack Foods Corp.	406,317	0.1
1,473	John B Sanfilippo & Son, Inc.	151,778	0.0
3,116	Lancaster Colony Corp.	518,471	0.1
2,972	Limoneira Co.	61,312	0.0
1,632	Medifast, Inc.	109,703	0.0
2,511	MGP Ingredients, Inc.	247,384	0.1
8,655 (1)	Mission Produce, Inc.	87,329	0.0
3,812 (1)	National Beverage Corp.	189,533	0.1
2,335 (1)	Nature’s Sunshine Products, Inc.	40,372	0.0
7,887	Nu Skin Enterprises, Inc. - Class A	153,166	0.0
869	Oil-Dri Corp. of America	58,293	0.0
3,938	PriceSmart, Inc.	298,422	0.1
24,770	Primo Water Corp.	372,789	0.1
880 (1)	Seneca Foods Corp. - Class A	46,147	0.0
14,545 (1)	Simply Good Foods Co.	575,982	0.1
8,032 (1)	Sovos Brands, Inc.	176,945	0.1
5,741	SpartanNash Co.	131,756	0.0
16,183 (1)	Sprouts Farmers Market, Inc.	778,564	0.2
14,522 (1)	SunOpta, Inc.	79,435	0.0
8,341 (1)	TreeHouse Foods, Inc.	345,735	0.1

See Accompanying Notes to Financial Statements

90

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
3,168	Turning Point Brands, Inc.	$83,382	0.0
9,435 (1)	United Natural Foods, Inc.	153,130	0.0
4,033	Universal Corp.	271,502	0.1
1,830 (1)	USANA Health Sciences, Inc.	98,088	0.0
11,801	Utz Brands, Inc.	191,648	0.1
23,524	Vector Group Ltd.	265,351	0.1
1,868	Village Super Market, Inc. - Class A	48,998	0.0
4,571 (1)	Vita Coco Co., Inc.	117,246	0.0
5,131 (1)	Vital Farms, Inc.	80,505	0.0
5,844 (1)	Waldencast PLC - Class A	63,933	0.0
2,153	WD-40 Co.	514,718	0.1
2,727	Weis Markets, Inc.	174,419	0.1
5,095 (1)	Westrock Coffee Co.	52,020	0.0
		13,666,297	3.3

	Energy: 6.7%
6,408 (1)	Amplify Energy Corp.	37,999	0.0
22,318	Archrock, Inc.	343,697	0.1
6,881	Ardmore Shipping Corp.	96,953	0.0
2,806	Atlas Energy Solutions, Inc.	48,319	0.0
12,627	Berry Corp.	88,768	0.0
35,358 (1)	Borr Drilling Ltd.	260,235	0.1
3,995 (1)	Bristow Group, Inc.	112,939	0.0
10,350	Cactus, Inc. - Class A	469,890	0.1
11,232	California Resources Corp.	614,166	0.2
9,765 (1)	Callon Petroleum Co.	316,386	0.1
2,020 (1)	Centrus Energy Corp. - Class A	109,908	0.0
31,092	ChampionX Corp.	908,197	0.2
6,588	Chord Energy Corp.	1,095,123	0.3
12,198	Civitas Resources, Inc.	834,099	0.2
27,647 (1)	Clean Energy Fuels Corp.	105,888	0.0
24,655 (1)	CNX Resources Corp.	493,100	0.1
14,809 (3)	Comstock Resources, Inc.	131,060	0.0
4,917	CONSOL Energy, Inc.	494,306	0.1
7,602	Core Laboratories, Inc.	134,251	0.0
11,103	Crescent Energy Co. - Class A	146,671	0.0
4,780	CVR Energy, Inc.	144,834	0.0
10,421	Delek US Holdings, Inc.	268,862	0.1
21,962	DHT Holdings, Inc.	215,447	0.1
16,278 (1)	Diamond Offshore Drilling, Inc.	211,614	0.1
3,308 (1)	DMC Global, Inc.	62,257	0.0
5,321	Dorian LPG Ltd.	233,432	0.1
5,650 (1)	Dril-Quip, Inc.	131,476	0.0
2,353 (1)	Empire Petroleum Corp.	25,859	0.0
23,741 (1)	Encore Energy Corp.	93,302	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
25,118 (1)	Energy Fuels, Inc./Canada	$180,598	0.1
69,663	Equitrans Midstream Corp.	709,169	0.2
5,308	Evolution Petroleum Corp.	30,840	0.0
3,266	Excelerate Energy, Inc. - Class A	50,492	0.0
14,089 (1)	Expro Group Holdings NV	224,297	0.1
4,873	FLEX LNG Ltd.	141,609	0.0
1,685 (1)	Forum Energy Technologies, Inc.	37,356	0.0
39,022 (1)(3)	Gevo, Inc.	45,266	0.0
16,318	Golar LNG Ltd.	375,151	0.1
4,927	Granite Ridge Resources, Inc.	29,661	0.0
9,296 (1)	Green Plains, Inc.	234,445	0.1
1,762 (1)	Gulfport Energy Corp.	234,698	0.1
3,897 (1)	Hallador Energy Co.	34,449	0.0
23,181 (1)	Helix Energy Solutions Group, Inc.	238,301	0.1
15,496	Helmerich & Payne, Inc.	561,265	0.1
2,013	HighPeak Energy, Inc.	28,665	0.0
6,532	International Seaways, Inc.	297,075	0.1
2,986	Kinetik Holdings, Inc.	99,732	0.0
2,049 (1)(3)	KLX Energy Services Holdings, Inc.	23,072	0.0
2,715	Kodiak Gas Services, Inc.	54,517	0.0
73,092 (1)	Kosmos Energy Ltd.	490,447	0.1
25,959	Liberty Energy, Inc.	470,896	0.1
28,809	Magnolia Oil & Gas Corp. - Class A	613,344	0.2
3,909 (1)	Mammoth Energy Services, Inc.	17,434	0.0
17,988	Matador Resources Co.	1,022,798	0.3
23,512	Murphy Oil Corp.	1,003,022	0.3
1,466 (1)	Nabors Industries Ltd.	119,670	0.0
12,541 (1)	Newpark Resources, Inc.	83,272	0.0
11,954 (1)	NextDecade Corp.	57,021	0.0
17,587	Noble Corp. PLC	846,990	0.2
33,057	Nordic American Tankers Ltd.	138,839	0.0
12,930	Northern Oil and Gas, Inc.	479,315	0.1
16,131 (1)	Oceaneering International, Inc.	343,268	0.1
11,029 (1)	Oil States International, Inc.	74,887	0.0
11,654	Overseas Shipholding Group, Inc. - Class A	61,417	0.0
8,839 (1)	Par Pacific Holdings, Inc.	321,474	0.1
56,123	Patterson-UTI Energy, Inc.	606,128	0.2
See Accompanying Notes to Financial Statements

91

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
17,809	PBF Energy, Inc. - Class A	$782,884	0.2
18,253	Peabody Energy Corp.	443,913	0.1
62,121	Permian Resources Corp.	844,846	0.2
4,539 (1)	ProFrac Holding Corp. - Class A	38,491	0.0
15,835 (1)	ProPetro Holding Corp.	132,697	0.0
2,619 (1)	REX American Resources Corp.	123,879	0.0
1,559	Riley Exploration Permian, Inc.	42,467	0.0
13,874	RPC, Inc.	101,003	0.0
5,450	SandRidge Energy, Inc.	74,502	0.0
7,712	Scorpio Tankers, Inc.	468,890	0.1
4,108 (1)	SEACOR Marine Holdings, Inc.	51,720	0.0
8,036 (1)	Seadrill Ltd.	379,942	0.1
13,072	Select Water Solutions, Inc.	99,216	0.0
18,982	SFL Corp. Ltd.	214,117	0.1
2,863 (1)	SilverBow Resources, Inc.	83,256	0.0
12,934	Sitio Royalties Corp. - Class A	304,078	0.1
19,086	SM Energy Co.	739,010	0.2
5,361	Solaris Oilfield Infrastructure, Inc. - Class A	42,674	0.0
17,612 (1)	Talos Energy, Inc.	250,619	0.1
11,532 (1)	Teekay Corp.	82,454	0.0
3,878	Teekay Tankers Ltd. - Class A	193,784	0.1
85,283 (1)(3)	Tellurian, Inc.	64,440	0.0
20,313 (1)	TETRA Technologies, Inc.	91,815	0.0
7,502 (1)	Tidewater, Inc.	540,969	0.1
59,473 (1)	Uranium Energy Corp.	380,627	0.1
11,986 (1)	US Silica Holdings, Inc.	135,562	0.0
18,434	VAALCO Energy, Inc.	82,769	0.0
9,666 (1)	Valaris Ltd.	662,798	0.2
10,915 (1)	Vertex Energy, Inc.	37,002	0.0
3,258 (1)	Vital Energy, Inc.	148,206	0.0
4,256	Vitesse Energy, Inc.	93,164	0.0
16,909	W&T Offshore, Inc.	55,123	0.0
11,305 (1)	Weatherford International PLC	1,105,968	0.3
9,699	World Fuel Services Corp.	220,943	0.1
		27,723,746	6.7

	Financials: 16.3%
2,879	1st Source Corp.	158,201	0.0
1,539	ACNB Corp.	68,886	0.0
2,815	AFC Gamma, Inc.	33,864	0.0
3,612	Alerus Financial Corp.	80,873	0.0
3,768 (1)	AlTi Global, Inc.	33,008	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,334	Amalgamated Financial Corp.	$89,818	0.0
3,078	A-Mark Precious Metals, Inc.	93,109	0.0
7,250 (1)	Ambac Financial Group, Inc.	119,480	0.0
4,745	Amerant Bancorp, Inc.	116,585	0.0
3,034 (1)	American Coastal Insurance Corp.	28,702	0.0
12,146 (1)	American Equity Investment Life Holding Co.	677,747	0.2
2,002	American National Bankshares, Inc.	97,597	0.0
10,669	Ameris Bancorp	565,990	0.1
3,144	AMERISAFE, Inc.	147,076	0.0
22,878	Apollo Commercial Real Estate Finance, Inc.	268,588	0.1
28,885 (3)	Arbor Realty Trust, Inc.	438,474	0.1
8,487	Ares Commercial Real Estate Corp.	87,925	0.0
7,006	ARMOUR Residential REIT, Inc.	135,356	0.0
2,813	Arrow Financial Corp.	78,595	0.0
9,459	Artisan Partners Asset Management, Inc. - Class A	417,899	0.1
3,752 (1)	AssetMark Financial Holdings, Inc.	112,372	0.0
23,908	Associated Banc-Corp.	511,392	0.1
12,149	Atlantic Union Bankshares Corp.	443,924	0.1
23,738 (1)	AvidXchange Holdings, Inc.	294,114	0.1
8,881 (1)	Axos Financial, Inc.	484,903	0.1
3,145 (3)	B Riley Financial, Inc.	66,014	0.0
11,658 (1)	Bakkt Holdings, Inc.	25,997	0.0
21,372	Banc of California, Inc.	287,026	0.1
3,560	BancFirst Corp.	346,495	0.1
4,997	Banco Latinoamericano de Comercio Exterior SA - Class E	123,626	0.0
8,336 (1)	Bancorp, Inc.	321,436	0.1
1,653 (3)	Bank First Corp.	143,249	0.0
6,253	Bank of Hawaii Corp.	453,092	0.1
2,807	Bank of Marin Bancorp	61,810	0.0
7,840	Bank of NT Butterfield & Son Ltd.	250,958	0.1
11,808	BankUnited, Inc.	382,933	0.1
5,512	Banner Corp.	295,223	0.1
2,852	Bar Harbor Bankshares	83,735	0.0
7,481	Berkshire Hills Bancorp, Inc.	185,753	0.1
54,644	BGC Group, Inc. - Class A	394,530	0.1
27,128 (3)	Blackstone Mortgage Trust, Inc. - Class A	577,013	0.1

See Accompanying Notes to Financial Statements

92

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
4,744 (1)	Blue Foundry Bancorp	$45,874	0.0
7,916	Bread Financial Holdings, Inc.	260,753	0.1
4,003 (1)	Bridgewater Bancshares, Inc.	54,121	0.0
5,448	Brightsphere Investment Group, Inc.	104,384	0.0
21,009	BrightSpire Capital, Inc.	156,307	0.0
14,962	Brookline Bancorp, Inc.	163,235	0.0
9,634 (1)	BRP Group, Inc. - Class A	231,409	0.1
1,121	Burke & Herbert Financial Services Corp.	70,511	0.0
4,465	Business First Bancshares, Inc.	110,062	0.0
4,728	Byline Bancorp, Inc.	111,392	0.0
28,906	Cadence Bank	855,329	0.2
1,287	Cambridge Bancorp	89,318	0.0
2,709	Camden National Corp.	101,940	0.0
11,523 (1)	Cannae Holdings, Inc.	224,814	0.1
10,038 (1)	Cantaloupe, Inc.	74,382	0.0
2,755	Capital City Bank Group, Inc.	81,080	0.0
21,634	Capitol Federal Financial, Inc.	139,539	0.0
3,641	Capstar Financial Holdings, Inc.	68,232	0.0
4,526 (1)	Carter Bankshares, Inc.	67,754	0.0
2,462	Cass Information Systems, Inc.	110,913	0.0
10,964	Cathay General Bancorp	488,665	0.1
4,851	Central Pacific Financial Corp.	95,468	0.0
2,916	Chicago Atlantic Real Estate Finance, Inc.	47,181	0.0
36,971	Chimera Investment Corp.	184,485	0.1
2,833	Citizens & Northern Corp.	63,544	0.0
725	Citizens Financial Services, Inc.	46,922	0.0
2,412	City Holding Co.	265,947	0.1
2,979	Civista Bancshares, Inc.	54,933	0.0
15,052	Claros Mortgage Trust, Inc.	205,159	0.1
4,137	CNB Financial Corp.	93,455	0.0
17,809	CNO Financial Group, Inc.	496,871	0.1
1,911 (1)	Coastal Financial Corp.	84,868	0.0
4,105	Cohen & Steers, Inc.	310,872	0.1
5,293 (1)	Columbia Financial, Inc.	102,049	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
8,534	Community Bank System, Inc.	$444,707	0.1
2,805	Community Trust Bancorp, Inc.	123,027	0.0
10,434	Compass Diversified Holdings	234,243	0.1
6,487	ConnectOne Bancorp, Inc.	148,617	0.0
8,468 (1)	CrossFirst Bankshares, Inc.	114,995	0.0
4,565 (1)	Customers Bancorp, Inc.	263,035	0.1
21,434	CVB Financial Corp.	432,752	0.1
468	Diamond Hill Investment Group, Inc.	77,496	0.0
6,035	Dime Community Bancshares, Inc.	162,523	0.0
3,952 (1)	Donnelley Financial Solutions, Inc.	246,486	0.1
8,835	Dynex Capital, Inc.	110,614	0.0
4,950	Eagle Bancorp, Inc.	149,193	0.0
24,853	Eastern Bankshares, Inc.	352,913	0.1
4,600 (1)	eHealth, Inc.	40,112	0.0
12,007	Ellington Financial, Inc.	152,609	0.0
4,290	Employers Holdings, Inc.	169,026	0.1
4,911	Enact Holdings, Inc.	141,879	0.0
3,836 (1)	Encore Capital Group, Inc.	194,677	0.1
4,710 (1)	Enova International, Inc.	260,746	0.1
1,909 (1)	Enstar Group Ltd.	561,914	0.1
1,962	Enterprise Bancorp, Inc.	63,294	0.0
6,015	Enterprise Financial Services Corp.	268,570	0.1
2,789	Equity Bancshares, Inc. - Class A	94,547	0.0
1,315	Esquire Financial Holdings, Inc.	65,697	0.0
16,541	Essent Group Ltd.	872,372	0.2
3,144 (3)	F&G Annuities & Life, Inc.	144,624	0.0
2,391	Farmers & Merchants Bancorp, Inc./Archbold OH	59,297	0.0
7,009	Farmers National Banc Corp.	101,280	0.0
5,909	FB Financial Corp.	235,474	0.1
1,488	Federal Agricultural Mortgage Corp. - Class C	284,535	0.1
915	Fidelity D&D Bancorp, Inc.	53,097	0.0
2,867	Financial Institutions, Inc.	61,067	0.0
2,285	First Bancorp, Inc.	64,483	0.0
27,512	First BanCorp/Puerto Rico	452,572	0.1

See Accompanying Notes to Financial Statements

93

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
6,579	First Bancorp/Southern Pines NC	$243,489	0.1
5,373	First Bancshares, Inc.	157,590	0.0
3,500	First Bank/Hamilton NJ	51,450	0.0
8,863	First Busey Corp.	219,980	0.1
16,801	First Commonwealth Financial Corp.	259,407	0.1
3,365	First Community Bankshares, Inc.	124,841	0.0
15,360	First Financial Bancorp	364,800	0.1
20,823	First Financial Bankshares, Inc.	630,937	0.2
2,211	First Financial Corp.	95,139	0.0
8,310	First Foundation, Inc.	80,441	0.0
13,200	First Interstate BancSystem, Inc. - Class A	405,900	0.1
9,803	First Merchants Corp.	363,495	0.1
3,670	First Mid Bancshares, Inc.	127,202	0.0
4,217	First of Long Island Corp.	55,833	0.0
6,019	FirstCash Holdings, Inc.	652,399	0.2
2,314	Five Star Bancorp	60,581	0.0
5,405	Flushing Financial Corp.	89,074	0.0
16,392 (1)	Flywire Corp.	379,475	0.1
18,333 (1)	Forge Global Holdings, Inc.	62,882	0.0
13,855	Franklin BSP Realty Trust, Inc.	187,181	0.1
25,691	Fulton Financial Corp.	422,874	0.1
7,615	GCM Grosvenor, Inc. - Class A	68,230	0.0
74,521 (1)	Genworth Financial, Inc. - Class A	497,800	0.1
5,038	German American Bancorp, Inc.	163,282	0.0
17,828	Glacier Bancorp, Inc.	736,653	0.2
3,422 (1)	Goosehead Insurance, Inc. - Class A	259,388	0.1
9,966	Granite Point Mortgage Trust, Inc.	59,198	0.0
1,743	Great Southern Bancorp, Inc.	103,447	0.0
7,623 (1)	Green Dot Corp. - Class A	75,468	0.0
1,267	Greene County Bancorp, Inc.	35,729	0.0
5,574 (1)	Greenlight Capital Re Ltd. - Class A	63,655	0.0
5,742	Hamilton Lane, Inc. - Class A	651,372	0.2
13,778	Hancock Whitney Corp.	669,473	0.2
5,562	Hanmi Financial Corp.	107,903	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
16,649	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$459,179	0.1
7,970	HarborOne Bancorp, Inc.	95,481	0.0
1,092	HCI Group, Inc.	95,441	0.0
7,039	Heartland Financial USA, Inc.	264,737	0.1
10,307	Heritage Commerce Corp.	102,245	0.0
6,065	Heritage Financial Corp.	129,730	0.0
7,412	Hilltop Holdings, Inc.	260,977	0.1
254 (3)	Hingham Institution For Savings The	49,378	0.0
1,838 (1)	Hippo Holdings, Inc.	16,763	0.0
1,591	Home Bancorp, Inc.	66,838	0.0
30,234	Home BancShares, Inc.	765,827	0.2
2,731	HomeStreet, Inc.	28,129	0.0
3,220	HomeTrust Bancshares, Inc.	86,682	0.0
19,120	Hope Bancorp, Inc.	230,970	0.1
6,734	Horace Mann Educators Corp.	220,202	0.1
8,054	Horizon Bancorp, Inc.	115,253	0.0
7,123	Independent Bank Corp.	468,765	0.1
3,880	Independent Bank Corp. Michigan	100,958	0.0
5,841	Independent Bank Group, Inc.	297,190	0.1
8,630	International Bancshares Corp.	468,782	0.1
5,425 (1)	International Money Express, Inc.	119,838	0.0
6,780	Invesco Mortgage Capital, Inc.	60,071	0.0
13,168	Jackson Financial, Inc. - Class A	674,202	0.2
6,313	James River Group Holdings Ltd.	58,332	0.0
2,394	John Marshall Bancorp, Inc.	54,009	0.0
10,487	Kearny Financial Corp.	94,068	0.0
9,726	KKR Real Estate Finance Trust, Inc.	128,675	0.0
18,898	Ladder Capital Corp.	217,516	0.1
11,172	Lakeland Bancorp, Inc.	165,234	0.0
4,049	Lakeland Financial Corp.	263,833	0.1
7,929 (1)	Lemonade, Inc.	127,895	0.0
17,591 (1)	LendingClub Corp.	153,745	0.0
1,636 (1)	LendingTree, Inc.	49,604	0.0
5,446	Live Oak Bancshares, Inc.	247,793	0.1
16,239 (1)	Maiden Holdings Ltd.	37,187	0.0
77,049 (1)	Marqeta, Inc. - Class A	537,802	0.1
7,720	MBIA, Inc.	47,246	0.0

See Accompanying Notes to Financial Statements

94

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,050	Mercantile Bank Corp.	$123,159	0.0
2,756	Merchants Bancorp	117,350	0.0
4,466	Mercury General Corp.	166,626	0.1
3,832	Metrocity Bankshares, Inc.	92,045	0.0
1,744 (1)	Metropolitan Bank Holding Corp.	96,583	0.0
16,281	MFA Financial, Inc.	183,487	0.1
2,732	Mid Penn Bancorp, Inc.	66,333	0.0
1,564	Middlefield Banc Corp.	50,627	0.0
4,085	Midland States Bancorp, Inc.	112,583	0.0
2,634	MidWestOne Financial Group, Inc.	70,881	0.0
10,524	Moelis & Co. - Class A	590,712	0.2
10,237 (1)	Mr Cooper Group, Inc.	666,633	0.2
2,059	MVB Financial Corp.	46,451	0.0
6,071	National Bank Holdings Corp. - Class A	225,780	0.1
366	National Western Life Group, Inc. - Class A	176,785	0.1
13,627	Navient Corp.	253,735	0.1
7,427	NBT Bancorp, Inc.	311,266	0.1
2,172	Nelnet, Inc. - Class A	191,614	0.1
5,648 (1)	NerdWallet, Inc. - Class A	83,139	0.0
15,042	New York Mortgage Trust, Inc.	128,308	0.0
3,932	NewtekOne, Inc.	54,262	0.0
2,183	Nicolet Bankshares, Inc.	175,688	0.1
12,900 (1)	NMI Holdings, Inc. - Class A	382,872	0.1
1,283	Northeast Bank	70,809	0.0
7,547	Northfield Bancorp, Inc.	94,941	0.0
20,757	Northwest Bancshares, Inc.	259,047	0.1
1,442	Norwood Financial Corp.	47,456	0.0
9,740	OceanFirst Financial Corp.	169,086	0.1
1,123 (1)	Ocwen Financial Corp.	34,543	0.0
7,771	OFG Bancorp	291,257	0.1
46,567	Old National Bancorp	786,517	0.2
7,718	Old Second Bancorp, Inc.	119,166	0.0
15,977 (1)	Open Lending Corp.	135,964	0.0
979	Orange County Bancorp, Inc.	58,975	0.0
6,875 (3)	Orchid Island Capital, Inc.	57,956	0.0
5,105	Origin Bancorp, Inc.	181,585	0.1
24,867 (1)	Oscar Health, Inc. - Class A	227,533	0.1
7,283	P10, Inc. - Class A	74,432	0.0
15,311	Pacific Premier Bancorp, Inc.	445,703	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
31,648 (1)	Pagseguro Digital Ltd. - Class A	$394,651	0.1
3,940 (1)	Palomar Holdings, Inc.	218,670	0.1
2,345	Park National Corp.	311,557	0.1
4,183	Pathward Financial, Inc.	221,406	0.1
8,953	Patria Investments Ltd. - Class A	138,861	0.0
42,427 (1)	Payoneer Global, Inc.	221,045	0.1
5,278 (1)	Paysafe Ltd.	67,506	0.0
3,222	Peapack-Gladstone Financial Corp.	96,080	0.0
4,075	PennyMac Financial Services, Inc.	360,108	0.1
14,289	PennyMac Mortgage Investment Trust	213,621	0.1
5,941	Peoples Bancorp, Inc.	200,568	0.1
1,305	Peoples Financial Services Corp.	63,553	0.0
7,000	Perella Weinberg Partners	85,610	0.0
2,740	Piper Sandler Cos.	479,144	0.1
3,741	PJT Partners, Inc. - Class A	381,096	0.1
1,075	Plumas Bancorp	44,451	0.0
6,287 (1)	PRA Group, Inc.	164,719	0.0
2,152	Preferred Bank/Los Angeles CA	157,204	0.0
6,254	Premier Financial Corp.	150,721	0.0
8,961	ProAssurance Corp.	123,572	0.0
7,170 (1)	PROG Holdings, Inc.	221,625	0.1
12,105	Provident Financial Services, Inc.	218,253	0.1
2,883	QCR Holdings, Inc.	168,338	0.1
24,835	Radian Group, Inc.	709,039	0.2
25,652	Ready Capital Corp.	262,933	0.1
901	Red River Bancshares, Inc.	50,555	0.0
18,457	Redwood Trust, Inc.	136,766	0.0
1,414	Regional Management Corp.	35,463	0.0
20,839 (1)	Remitly Global, Inc.	404,693	0.1
9,130	Renasant Corp.	307,498	0.1
1,740	Republic Bancorp, Inc. - Class A	95,978	0.0
6,506	S&T Bancorp, Inc.	217,431	0.1
2,412	Safety Insurance Group, Inc.	183,288	0.1
7,410	Sandy Spring Bancorp, Inc.	201,848	0.1
13,538	Seacoast Banking Corp. of Florida	385,291	0.1
9,562	Selective Insurance Group, Inc.	951,228	0.2
21,291 (1)	Selectquote, Inc.	29,169	0.0
8,191	ServisFirst Bancshares, Inc.	545,766	0.1
20,279	Simmons First National Corp. - Class A	402,335	0.1

See Accompanying Notes to Financial Statements

95

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
11,978 (1)	SiriusPoint Ltd.	$138,945	0.0
3,876 (1)	Skyward Specialty Insurance Group, Inc.	131,319	0.0
3,210	SmartFinancial, Inc.	78,613	0.0
1,512 (1)	Southern First Bancshares, Inc.	56,095	0.0
1,667	Southern Missouri Bancorp, Inc.	89,001	0.0
4,918	Southside Bancshares, Inc.	154,032	0.0
12,028	SouthState Corp.	1,015,765	0.3
8,161 (3)	Stellar Bancorp, Inc.	227,202	0.1
8,540	StepStone Group, Inc. - Class A	271,828	0.1
4,363	Stewart Information Services Corp.	256,326	0.1
4,585	Stock Yards Bancorp, Inc.	236,082	0.1
46,438 (1)	StoneCo Ltd. - Class A	837,277	0.2
4,320 (1)	StoneX Group, Inc.	318,946	0.1
7,601 (1)	Texas Capital Bancshares, Inc.	491,253	0.1
2,441 (1)	Third Coast Bancshares, Inc.	48,503	0.0
4,406	Tiptree, Inc.	83,538	0.0
2,482	Tompkins Financial Corp.	149,491	0.0
11,594	Towne Bank/ Portsmouth VA	345,037	0.1
11,598	TPG RE Finance Trust, Inc.	75,387	0.0
5,277	TriCo Bancshares	226,753	0.1
3,565 (1)	Triumph Financial, Inc.	285,842	0.1
6,313 (1)	Trupanion, Inc.	192,610	0.1
3,457	TrustCo Bank Corp. NY	107,340	0.0
10,017	Trustmark Corp.	279,274	0.1
15,352	Two Harbors Investment Corp.	213,853	0.1
7,108	UMB Financial Corp.	593,873	0.2
20,822	United Bankshares, Inc.	781,866	0.2
18,437	United Community Banks, Inc.	539,467	0.1
3,672	United Fire Group, Inc.	73,881	0.0
4,317	Universal Insurance Holdings, Inc.	68,986	0.0
5,393	Univest Financial Corp.	118,808	0.0
11,604 (1)	Upstart Holdings, Inc.	474,139	0.1
68,640	Valley National Bancorp	745,430	0.2
8,595	Veritex Holdings, Inc.	200,006	0.1
4,201	Victory Capital Holdings, Inc. - Class A	144,682	0.0
1,095	Virtus Investment Partners, Inc.	264,727	0.1
5,093	Walker & Dunlop, Inc.	565,374	0.1
10,486	Washington Federal, Inc.	345,619	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,143	Washington Trust Bancorp, Inc.	$101,770	0.0
3,513	Waterstone Financial, Inc.	49,885	0.0
9,521	WesBanco, Inc.	298,674	0.1
3,095	West BanCorp, Inc.	65,614	0.0
4,229	Westamerica BanCorp	238,558	0.1
22,474	WisdomTree, Inc.	155,745	0.0
677 (1)	World Acceptance Corp.	88,369	0.0
9,965	WSFS Financial Corp.	457,692	0.1
		68,061,760	16.3

	Health Care: 14.9%
50,102 (1)	23andMe Holding Co. - Class A	45,768	0.0
7,609 (1)	2seventy bio, Inc.	32,490	0.0
6,242 (1)	4D Molecular Therapeutics, Inc.	126,463	0.0
10,156 (1)	89bio, Inc.	113,443	0.0
19,347 (1)	ACADIA Pharmaceuticals, Inc.	605,755	0.2
11,050 (1)	Accolade, Inc.	132,710	0.0
16,273 (1)	Accuray, Inc.	46,053	0.0
5,364 (1)	ACELYRIN, Inc.	40,015	0.0
4,159 (1)	Actinium Pharmaceuticals, Inc.	21,128	0.0
15,438 (1)	AdaptHealth Corp.	112,543	0.0
17,950 (1)	Adaptive Biotechnologies Corp.	87,955	0.0
2,551 (1)	Addus HomeCare Corp.	236,860	0.1
34,428 (1)	ADMA Biologics, Inc.	155,615	0.1
1,812 (1)	Aerovate Therapeutics, Inc.	41,006	0.0
62,443 (1)	Agenus, Inc.	51,697	0.0
4,573 (1)	Agiliti, Inc.	36,218	0.0
8,860 (1)	Agios Pharmaceuticals, Inc.	197,312	0.1
8,187 (1)	Akero Therapeutics, Inc.	191,166	0.1
7,817 (1)	Aldeyra Therapeutics, Inc.	27,438	0.0
10,179 (1)	Alector, Inc.	81,228	0.0
13,824 (1)	Alignment Healthcare, Inc.	119,025	0.0
26,378 (1)	Alkermes PLC	731,726	0.2
10,304 (1)	Allakos, Inc.	28,130	0.0
15,569 (1)	Allogene Therapeutics, Inc.	49,976	0.0
8,102 (1)	Allovir, Inc.	5,508	0.0
17,233 (1)	Allscripts Healthcare Solutions, Inc.	180,774	0.1
14,037 (1)	Alphatec Holdings, Inc.	212,099	0.1
5,352 (1)	Alpine Immune Sciences, Inc.	102,009	0.0
8,336 (1)	Altimmune, Inc.	93,780	0.0
4,290 (1)	ALX Oncology Holdings, Inc.	63,878	0.0

See Accompanying Notes to Financial Statements

96

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
40,946 (1)	American Well Corp. - Class A	$61,010	0.0
44,946 (1)	Amicus Therapeutics, Inc.	637,784	0.2
6,080 (1)	AMN Healthcare Services, Inc.	455,270	0.1
19,553 (1)	Amneal Pharmaceuticals, Inc.	118,687	0.0
6,084 (1)	Amphastar Pharmaceuticals, Inc.	376,295	0.1
8,156 (1)	Amylyx Pharmaceuticals, Inc.	120,056	0.0
3,228 (1)(3)	AnaptysBio, Inc.	69,144	0.0
11,544 (1)(3)	Anavex Life Sciences Corp.	107,475	0.0
6,489 (1)	AngioDynamics, Inc.	50,874	0.0
2,329 (1)	ANI Pharmaceuticals, Inc.	128,421	0.0
2,493 (1)	Anika Therapeutics, Inc.	56,491	0.0
7,120 (1)	Annexon, Inc.	32,325	0.0
3,256 (1)	Apogee Therapeutics, Inc.	90,973	0.0
6,912 (1)	Apollo Medical Holdings, Inc.	264,730	0.1
22,833 (1)	Arbutus Biopharma Corp.	57,082	0.0
6,085 (1)	Arcellx, Inc.	337,717	0.1
3,782 (1)	Arcturus Therapeutics Holdings, Inc.	119,246	0.0
8,442 (1)	Arcus Biosciences, Inc.	161,242	0.1
13,208 (1)	Arcutis Biotherapeutics, Inc.	42,662	0.0
36,604 (1)	Ardelyx, Inc.	226,945	0.1
16,176 (1)	Arrowhead Pharmaceuticals, Inc.	494,986	0.1
3,698 (1)	ARS Pharmaceuticals, Inc.	20,265	0.0
6,528 (1)	Artivion, Inc.	116,721	0.0
7,893 (1)	Arvinas, Inc.	324,876	0.1
15,032 (1)	Assertio Holdings, Inc.	16,084	0.0
5,495 (1)	Astria Therapeutics, Inc.	42,202	0.0
16,393 (1)	Atara Biotherapeutics, Inc.	8,406	0.0
13,635 (1)	Atea Pharmaceuticals, Inc.	41,587	0.0
7,465 (1)	AtriCure, Inc.	266,426	0.1
228	Atrion Corp.	86,364	0.0
4,774 (1)	Aura Biosciences, Inc.	42,298	0.0
21,662 (1)	Aurinia Pharmaceuticals, Inc.	194,741	0.1
7,460 (1)	Avanos Medical, Inc.	167,328	0.1
8,819 (1)	Aveanna Healthcare Holdings, Inc.	23,635	0.0
9,854 (1)	Avid Bioservices, Inc.	64,051	0.0
11,890 (1)	Avidity Biosciences, Inc.	107,604	0.0
4,143 (1)	Avita Medical, Inc.	56,842	0.0
6,346 (1)	Axogen, Inc.	43,343	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
7,833 (1)	Axonics, Inc.	$487,448	0.1
5,641 (1)(3)	Axsome Therapeutics, Inc.	448,967	0.1
11,421 (1)(3)	Beam Therapeutics, Inc.	310,880	0.1
6,787 (1)	BioAtla, Inc.	16,696	0.0
30,348 (1)	BioCryst Pharmaceuticals, Inc.	181,785	0.1
10,848 (1)	Biohaven Ltd.	464,294	0.1
5,549 (1)	BioLife Solutions, Inc.	90,171	0.0
3,299 (1)(3)	Biomea Fusion, Inc.	47,901	0.0
4,145 (1)	Bioxcel Therapeutics, Inc.	12,228	0.0
17,640 (1)	Bluebird Bio, Inc.	24,343	0.0
9,708 (1)	Blueprint Medicines Corp.	895,466	0.2
18,264 (1)	Bridgebio Pharma, Inc.	737,318	0.2
30,197 (1)	Brookdale Senior Living, Inc.	175,747	0.1
21,791 (1)	Butterfly Network, Inc.	23,534	0.0
5,459 (1)(3)	Cabaletta Bio, Inc.	123,919	0.0
8,655 (1)	CareDx, Inc.	103,860	0.0
13,102 (1)	Caribou Biosciences, Inc.	75,074	0.0
4,108	Carisma Therapeutics, Inc.	12,036	0.0
18,730 (2)(4)	Cartesian Therapeutics, Inc. CVR	3,371	0.0
6,260 (1)(3)	Cassava Sciences, Inc.	140,913	0.0
4,137 (1)	Castle Biosciences, Inc.	89,276	0.0
16,020 (1)	Catalyst Pharmaceuticals, Inc.	269,296	0.1
3,161 (1)	Celcuity, Inc.	46,056	0.0
7,430 (1)	Celldex Therapeutics, Inc.	294,674	0.1
11,002 (1)	Cerevel Therapeutics Holdings, Inc.	466,485	0.1
29,586 (1)	Cerus Corp.	63,906	0.0
19,657 (1)	Citius Pharmaceuticals, Inc.	14,871	0.0
3,660 (1)	ClearPoint Neuro, Inc.	24,851	0.0
11,228 (1)	Codexis, Inc.	34,245	0.0
13,047 (1)	Cogent Biosciences, Inc.	76,716	0.0
16,305 (1)	Coherus Biosciences, Inc.	54,296	0.0
5,613 (1)	Collegium Pharmaceutical, Inc.	172,768	0.1
20,851 (1)	Community Health Systems, Inc.	65,264	0.0
16,347 (1)	Compass Therapeutics, Inc.	25,501	0.0
2,256 (1)	Computer Programs and Systems, Inc.	25,267	0.0
4,863	CONMED Corp.	532,547	0.1
12,828 (1)	Corcept Therapeutics, Inc.	416,653	0.1
9,328 (1)(3)	CorMedix, Inc.	35,073	0.0

See Accompanying Notes to Financial Statements

97

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
1,417 (1)	CorVel Corp.	$350,297	0.1
10,354 (1)	Crinetics Pharmaceuticals, Inc.	368,395	0.1
5,550 (1)	Cross Country Healthcare, Inc.	125,652	0.0
6,650 (1)	CryoPort, Inc.	103,008	0.0
5,513 (1)	Cue Biopharma, Inc.	14,554	0.0
4,035 (1)	Cullinan Oncology, Inc.	41,117	0.0
2,892 (1)	Cutera, Inc.	10,194	0.0
2,005 (1)	CVRx, Inc.	63,037	0.0
17,998 (1)	Cymabay Therapeutics, Inc.	425,113	0.1
19,868 (1)	Cytek Biosciences, Inc.	181,196	0.1
14,921 (1)	Cytokinetics, Inc.	1,245,754	0.3
10,100 (1)	Day One Biopharmaceuticals, Inc.	147,460	0.0
8,621 (1)	Deciphera Pharmaceuticals, Inc.	139,057	0.0
7,207 (1)	Definitive Healthcare Corp.	71,638	0.0
18,930 (1)	Denali Therapeutics, Inc.	406,238	0.1
5,631 (1)	Design Therapeutics, Inc.	14,922	0.0
1,421 (1)	Disc Medicine, Inc.	82,077	0.0
12,917 (1)	DocGo, Inc.	72,206	0.0
20,605 (1)	Dynavax Technologies Corp.	288,058	0.1
6,962 (1)	Dyne Therapeutics, Inc.	92,595	0.0
7,390 (1)	Edgewise Therapeutics, Inc.	80,847	0.0
13,074 (1)	Editas Medicine, Inc.	132,440	0.0
9,301	Embecta Corp.	176,068	0.1
7,610 (1)	Emergent BioSolutions, Inc.	18,264	0.0
3,120 (1)	Enanta Pharmaceuticals, Inc.	29,359	0.0
8,577 (1)	Enhabit, Inc.	88,772	0.0
3,878 (1)	Enliven Therapeutics, Inc.	53,671	0.0
8,705	Ensign Group, Inc.	976,788	0.2
3,514 (1)	Entrada Therapeutics, Inc.	53,026	0.0
14,014 (1)	Erasca, Inc.	29,850	0.0
17,515 (1)	Evolent Health, Inc. - Class A	578,520	0.2
6,904 (1)	Evolus, Inc.	72,699	0.0
4,331 (1)	EyePoint Pharmaceuticals, Inc.	100,089	0.0
12,849 (1)	Fate Therapeutics, Inc.	48,055	0.0
3,194 (1)	Fennec Pharmaceuticals, Inc.	35,837	0.0
3,619 (1)	Foghorn Therapeutics, Inc.	23,343	0.0
3,341 (1)	Fulgent Genetics, Inc.	96,588	0.0
2,956 (1)	Genelux Corp.	41,414	0.0
7,211 (1)	Generation Bio Co.	11,898	0.0
81,555 (1)	Geron Corp.	172,081	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
7,466 (1)	Glaukos Corp.	$593,472	0.2
13,516 (1)	Gritstone bio, Inc.	27,573	0.0
18,017 (1)	Guardant Health, Inc.	487,360	0.1
7,978 (1)	Haemonetics Corp.	682,199	0.2
20,714 (1)	Halozyme Therapeutics, Inc.	765,589	0.2
5,211 (1)	Harmony Biosciences Holdings, Inc.	168,315	0.1
4,736 (1)	Harrow, Inc.	53,043	0.0
7,215 (1)	Harvard Bioscience, Inc.	38,600	0.0
8,883 (1)	Health Catalyst, Inc.	82,257	0.0
13,419 (1)	HealthEquity, Inc.	889,680	0.2
4,132	HealthStream, Inc.	111,688	0.0
15,919 (1)	Heron Therapeutics, Inc.	27,062	0.0
4,166 (1)	HilleVax, Inc.	66,864	0.0
19,371 (1)	Hims & Hers Health, Inc.	172,402	0.1
10,562 (1)	Humacyte, Inc.	29,996	0.0
4,708 (1)	Icosavax, Inc.	74,198	0.0
9,443 (1)	Ideaya Biosciences, Inc.	335,982	0.1
1,997 (1)	IGM Biosciences, Inc.	16,595	0.0
3,577 (1)	Immuneering Corp. - Class A	26,291	0.0
21,203 (1)(3)	ImmunityBio, Inc.	106,439	0.0
38,229 (1)	ImmunoGen, Inc.	1,133,490	0.3
8,613 (1)	Immunovant, Inc.	362,866	0.1
8,529 (1)	Inari Medical, Inc.	553,703	0.1
3,078 (1)	InfuSystem Holdings, Inc.	32,442	0.0
5,658 (1)	Inhibrx, Inc.	215,004	0.1
12,229 (1)	Inmode Ltd.	271,973	0.1
3,302 (1)	Innovage Holding Corp.	19,812	0.0
9,620 (1)	Innoviva, Inc.	154,305	0.1
3,591 (1)	Inogen, Inc.	19,715	0.0
8,078 (1)	Inozyme Pharma, Inc.	34,412	0.0
21,570 (1)	Insmed, Inc.	668,454	0.2
5,302 (1)	Integer Holdings Corp.	525,322	0.1
14,085 (1)	Intellia Therapeutics, Inc.	429,452	0.1
14,927 (1)	Intra-Cellular Therapies, Inc.	1,069,072	0.3
40,654 (1)	Invitae Corp.	25,482	0.0
36,589 (1)	Iovance Biotherapeutics, Inc.	297,469	0.1
1,298	iRadimed Corp.	61,616	0.0
4,897 (1)	iRhythm Technologies, Inc.	524,175	0.1
22,159 (1)	Ironwood Pharmaceuticals, Inc.	253,499	0.1
4,130 (1)	iTeos Therapeutics, Inc.	45,223	0.0
2,628 (1)	Janux Therapeutics, Inc.	28,198	0.0
2,380 (1)	Joint Corp.	22,872	0.0
5,046 (1)(3)	KalVista Pharmaceuticals, Inc.	61,813	0.0

See Accompanying Notes to Financial Statements

98

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
17,286 (1)	Karyopharm Therapeutics, Inc.	$14,952	0.0
3,683 (1)	Keros Therapeutics, Inc.	146,436	0.0
5,068 (1)	Kiniksa Pharmaceuticals Ltd. - Class A	88,893	0.0
6,464 (1)	Kodiak Sciences, Inc.	19,651	0.0
3,464 (1)	Krystal Biotech, Inc.	429,744	0.1
11,640 (1)	Kura Oncology, Inc.	167,383	0.1
6,285 (1)	Kymera Therapeutics, Inc.	160,016	0.1
10,832 (1)	Lantheus Holdings, Inc.	671,584	0.2
4,324 (1)	Larimar Therapeutics, Inc.	19,674	0.0
3,170	LeMaitre Vascular, Inc.	179,929	0.1
13,901 (1)	Lexicon Pharmaceuticals, Inc.	21,269	0.0
17,439 (1)	LifeStance Health Group, Inc.	136,547	0.0
2,706 (1)	Ligand Pharmaceuticals, Inc.	193,263	0.1
21,329 (1)	Lineage Cell Therapeutics, Inc.	23,249	0.0
8,098 (1)	Liquidia Corp.	97,419	0.0
8,686 (1)	LivaNova PLC	449,414	0.1
2,467 (1)	Longboard Pharmaceuticals, Inc.	14,876	0.0
29,564 (1)	Lyell Immunopharma, Inc.	57,354	0.0
9,958 (1)	MacroGenics, Inc.	95,796	0.0
2,335 (1)	Madrigal Pharmaceuticals, Inc.	540,272	0.1
41,258 (1)	MannKind Corp.	150,179	0.0
8,219 (1)	Marinus Pharmaceuticals, Inc.	89,341	0.0
14,734 (1)	MaxCyte, Inc.	69,250	0.0
5,982 (1)	MeiraGTx Holdings PLC	41,994	0.0
9,058 (1)	Merit Medical Systems, Inc.	688,046	0.2
18,167 (1)	Mersana Therapeutics, Inc.	42,147	0.0
849	Mesa Laboratories, Inc.	88,950	0.0
18,718 (1)	MiMedx Group, Inc.	164,157	0.1
3,123 (1)	Mineralys Therapeutics, Inc.	26,858	0.0
4,082 (1)	Mirum Pharmaceuticals, Inc.	120,501	0.0
2,063 (1)	ModivCare, Inc.	90,751	0.0
4,824 (1)	Monte Rosa Therapeutics, Inc.	27,256	0.0
5,754 (1)	Morphic Holding, Inc.	166,176	0.1
63,190 (1)	Multiplan Corp.	90,994	0.0
12,949 (1)	Myriad Genetics, Inc.	247,844	0.1
7,657 (1)(3)	Nano-X Imaging Ltd.	48,775	0.0
2,082	National HealthCare Corp.	192,418	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
2,498	National Research Corp.	$98,821	0.0
8,330 (1)	Nautilus Biotechnology, Inc.	24,907	0.0
34,746 (1)	Neogen Corp.	698,742	0.2
20,448 (1)	NeoGenomics, Inc.	330,849	0.1
2,306 (1)	Neumora Therapeutics, Inc.	39,317	0.0
5,826 (1)	Nevro Corp.	125,376	0.0
15,040 (1)	Novavax, Inc.	72,192	0.0
7,844 (1)	Nurix Therapeutics, Inc.	80,950	0.0
4,148 (1)	Nuvalent, Inc. - Class A	305,251	0.1
24,344 (1)	Nuvation Bio, Inc.	36,759	0.0
12,945 (1)	Ocular Therapeutix, Inc.	57,735	0.0
4,387 (1)	Olema Pharmaceuticals, Inc.	61,550	0.0
9,276 (1)	Omeros Corp.	30,333	0.0
15,077 (1)	OmniAb, Inc.	93,025	0.0
7,149 (1)	Omnicell, Inc.	269,017	0.1
66,225 (1)	OPKO Health, Inc.	100,000	0.0
2,535 (1)	OptimizeRx Corp.	36,276	0.0
13,637 (1)	Optinose, Inc.	17,592	0.0
26,680 (1)	Option Care Health, Inc.	898,849	0.2
11,682 (1)	OraSure Technologies, Inc.	95,792	0.0
2,623 (1)	Orchestra BioMed Holdings, Inc.	23,948	0.0
11,240 (1)	Organogenesis Holdings, Inc.	45,972	0.0
6,588 (1)	ORIC Pharmaceuticals, Inc.	60,610	0.0
5,754 (1)	Orthofix Medical, Inc.	77,564	0.0
2,588 (1)	OrthoPediatrics Corp.	84,136	0.0
30,445 (1)	Outlook Therapeutics, Inc.	11,995	0.0
7,912 (1)	Outset Medical, Inc.	42,804	0.0
10,770 (1)	Ovid therapeutics, Inc.	34,679	0.0
11,866 (1)	Owens & Minor, Inc.	228,658	0.1
40,058 (1)	Pacific Biosciences of California, Inc.	392,969	0.1
7,278 (1)	Pacira BioSciences, Inc.	245,560	0.1
7,387 (1)	Paragon 28, Inc.	91,820	0.0
13,727	Patterson Cos., Inc.	390,533	0.1
5,076 (1)(3)	PDS Biotechnology Corp.	25,228	0.0
13,726 (1)	Pediatrix Medical Group, Inc.	127,652	0.0
4,913 (1)	Pennant Group, Inc.	68,389	0.0
4,387 (1)	PetIQ, Inc.	86,643	0.0
5,114 (1)	Phathom Pharmaceuticals, Inc.	46,691	0.0
3,492	Phibro Animal Health Corp. - Class A	40,437	0.0
8,238 (1)	Phreesia, Inc.	190,710	0.1
9,136 (1)	Pliant Therapeutics, Inc.	165,453	0.1

See Accompanying Notes to Financial Statements

99

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
6,453 (1)	PMV Pharmaceuticals, Inc.	$20,004	0.0
10,618 (1)	Poseida Therapeutics, Inc.	35,676	0.0
22,566 (1)	Precigen, Inc.	30,238	0.0
8,043 (1)	Prestige Consumer Healthcare, Inc.	492,392	0.1
6,422 (1)	Prime Medicine, Inc.	56,899	0.0
17,740 (1)	Privia Health Group, Inc.	408,552	0.1
6,317 (1)	PROCEPT BioRobotics Corp.	264,745	0.1
12,576 (1)	Progyny, Inc.	467,576	0.1
7,185 (1)	ProKidney Corp.	12,789	0.0
9,182 (1)	Protagonist Therapeutics, Inc.	210,543	0.1
11,051 (1)	Protalix BioTherapeutics, Inc.	19,671	0.0
6,614 (1)	Prothena Corp. PLC	240,353	0.1
11,307 (1)	PTC Therapeutics, Inc.	311,621	0.1
6,037 (1)	Pulmonx Corp.	76,972	0.0
2,962 (1)(3)	Pulse Biosciences, Inc.	36,255	0.0
5,676 (1)	Quanterix Corp.	155,182	0.1
18,452 (1)	Quantum-Si, Inc.	37,089	0.0
6,748 (1)	Quipt Home Medical Corp.	34,347	0.0
9,646 (1)	RadNet, Inc.	335,391	0.1
5,510 (1)	Rallybio Corp.	13,169	0.0
4,871 (1)	RAPT Therapeutics, Inc.	121,044	0.0
3,068 (1)	RayzeBio, Inc.	190,738	0.1
21,841 (1)	Recursion Pharmaceuticals, Inc. - Class A	215,352	0.1
6,698 (1)	REGENXBIO, Inc.	120,229	0.0
14,690 (1)	Relay Therapeutics, Inc.	161,737	0.1
7,752 (1)	Replimune Group, Inc.	65,349	0.0
13,459 (1)	Revance Therapeutics, Inc.	118,305	0.0
22,704 (1)	REVOLUTION Medicines, Inc.	651,151	0.2
8,208 (1)	Rhythm Pharmaceuticals, Inc.	377,322	0.1
31,712 (1)	Rigel Pharmaceuticals, Inc.	45,982	0.0
9,796 (1)	Rocket Pharmaceuticals, Inc.	293,586	0.1
4,413 (1)	RxSight, Inc.	177,932	0.1
8,411 (1)	Sage Therapeutics, Inc.	182,266	0.1
15,308 (1)	Sana Biotechnology, Inc.	62,457	0.0
659 (1)	Sanara Medtech, Inc.	27,085	0.0
14,937 (1)	Savara, Inc.	70,204	0.0
8,861 (1)	Scholar Rock Holding Corp.	166,587	0.1
8,647 (1)	Schrodinger, Inc./ United States	309,563	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,481 (1)	scPharmaceuticals, Inc.	$28,096	0.0
9,039 (1)	Seer, Inc.	17,536	0.0
16,804	Select Medical Holdings Corp.	394,894	0.1
18,730 (1)	Selecta Biosciences, Inc.	12,912	0.0
796 (1)	Semler Scientific, Inc.	35,255	0.0
16,516 (1)	Seres Therapeutics, Inc.	23,122	0.0
51,422 (1)	Sharecare, Inc.	55,536	0.0
5,909 (1)	SI-BONE, Inc.	124,030	0.0
8,105	SIGA Technologies, Inc.	45,388	0.0
6,079 (1)	Silk Road Medical, Inc.	74,589	0.0
2,538	Simulations Plus, Inc.	113,575	0.0
25,633 (1)	SomaLogic, Inc.	64,851	0.0
10,713 (1)	SpringWorks Therapeutics, Inc.	391,024	0.1
7,723 (1)	STAAR Surgical Co.	241,035	0.1
4,245 (1)	Stoke Therapeutics, Inc.	22,329	0.0
19,379 (1)	Summit Therapeutics, Inc.	50,579	0.0
7,863 (1)	Supernus Pharmaceuticals, Inc.	227,555	0.1
12,025 (1)	Surgery Partners, Inc.	384,680	0.1
2,224 (1)	Surmodics, Inc.	80,842	0.0
10,706 (1)	Sutro Biopharma, Inc.	45,929	0.0
10,543 (1)	Syndax Pharmaceuticals, Inc.	227,834	0.1
3,917 (1)	Tactile Systems Technology, Inc.	56,013	0.0
7,280 (1)(3)	Tango Therapeutics, Inc.	72,072	0.0
1,439 (1)	Taro Pharmaceutical Industries Ltd.	60,121	0.0
4,577 (1)(3)	Tarsus Pharmaceuticals, Inc.	92,684	0.0
2,685 (1)	Tela Bio, Inc.	17,775	0.0
7,055 (1)	Tenaya Therapeutics, Inc.	22,858	0.0
7,298 (1)	Terns Pharmaceuticals, Inc.	47,364	0.0
22,028 (1)	TG Therapeutics, Inc.	376,238	0.1
9,402 (1)	Theravance Biopharma, Inc.	105,678	0.0
3,311 (1)	Third Harmonic Bio, Inc.	36,322	0.0
5,034 (1)	TransMedics Group, Inc.	397,334	0.1
11,547 (1)	Travere Therapeutics, Inc.	103,808	0.0
7,233 (1)	Treace Medical Concepts, Inc.	92,221	0.0
9,019 (1)	Twist Bioscience Corp.	332,440	0.1
2,369 (1)	Tyra Biosciences, Inc.	32,811	0.0
1,146 (1)	UFP Technologies, Inc.	197,158	0.1
4,426 (1)	UroGen Pharma Ltd.	66,390	0.0

See Accompanying Notes to Financial Statements

100

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
2,394	US Physical Therapy, Inc.	$222,977	0.1
645	Utah Medical Products, Inc.	54,322	0.0
9,629 (1)	Vanda Pharmaceuticals, Inc.	40,634	0.0
6,461 (1)	Varex Imaging Corp.	132,450	0.0
14,965 (1)	Vaxcyte, Inc.	939,802	0.2
7,482 (1)	Ventyx Biosciences, Inc.	18,481	0.0
5,415 (1)	Vera Therapeutics, Inc.	83,283	0.0
11,545 (1)	Veracyte, Inc.	317,603	0.1
7,635 (1)	Vericel Corp.	271,882	0.1
3,374 (1)(3)	Verrica Pharmaceuticals, Inc.	24,698	0.0
8,307 (1)	Verve Therapeutics, Inc.	115,800	0.0
6,325 (1)	Viemed Healthcare, Inc.	49,651	0.0
2,554 (1)	Vigil Neuroscience, Inc.	8,633	0.0
15,392 (1)	Viking Therapeutics, Inc.	286,445	0.1
13,562 (1)	Vir Biotechnology, Inc.	136,434	0.0
6,684 (1)	Viridian Therapeutics, Inc.	145,578	0.0
6,045 (1)	Vor BioPharma, Inc.	13,601	0.0
5,409 (1)	Voyager Therapeutics, Inc.	45,652	0.0
9,833 (1)	WaVe Life Sciences Ltd.	49,657	0.0
18,743 (1)	X4 Pharmaceuticals, Inc.	15,716	0.0
9,327 (1)	Xencor, Inc.	198,012	0.1
22,657 (1)	Xeris Biopharma Holdings, Inc.	53,244	0.0
1,210 (1)	XOMA Corp.	22,385	0.0
6,416 (1)	Y-mAbs Therapeutics, Inc.	43,757	0.0
9,275 (1)	Zentalis Pharmaceuticals, Inc.	140,516	0.0
5,630 (1)(3)	Zevra Therapeutics, Inc.	36,876	0.0
4,422 (1)	Zimvie, Inc.	78,490	0.0
3,011 (1)	Zura Bio Ltd.	14,061	0.0
8,841 (1)	Zymeworks, Inc.	91,858	0.0
3,090 (1)	Zynex, Inc.	33,650	0.0
		62,216,324	14.9

	Industrials: 16.0%
11,250 (1)	374Water, Inc.	15,975	0.0
19,973 (1)	3D Systems Corp.	126,829	0.0
10,787	AAON, Inc.	796,836	0.2
5,441 (1)	AAR Corp.	339,518	0.1
10,410	ABM Industries, Inc.	466,680	0.1
15,863	ACCO Brands Corp.	96,447	0.0
20,303 (1)	ACV Auctions, Inc. - Class A	307,590	0.1
4,151 (1)	AeroVironment, Inc.	523,192	0.1
4,106 (1)	AerSale Corp.	52,126	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
9,108 (1)	Air Transport Services Group, Inc.	$160,392	0.0
1,633	Alamo Group, Inc.	343,240	0.1
4,987	Albany International Corp. - Class A	489,823	0.1
63,489 (1)	Alight, Inc. - Class A	541,561	0.1
2,527	Allegiant Travel Co.	208,755	0.1
2,239	Allient, Inc.	67,640	0.0
4,011	Alta Equipment Group, Inc.	49,616	0.0
5,141 (1)	Ameresco, Inc. - Class A	162,815	0.0
2,645 (1)	American Woodmark Corp.	245,588	0.1
33,093 (1)	API Group Corp.	1,145,018	0.3
3,431	Apogee Enterprises, Inc.	183,250	0.1
6,107	Applied Industrial Technologies, Inc.	1,054,618	0.3
3,821	ArcBest Corp.	459,322	0.1
24,602 (1)	Archer Aviation, Inc. - Class A	151,056	0.0
7,710	Arcosa, Inc.	637,154	0.2
2,216	Argan, Inc.	103,687	0.0
5,039	Aris Water Solutions, Inc. - Class A	42,277	0.0
24,115 (1)	Array Technologies, Inc.	405,132	0.1
7,542 (1)	ASGN, Inc.	725,314	0.2
3,754	Astec Industries, Inc.	139,649	0.0
4,341 (1)	Astronics Corp.	75,620	0.0
3,476 (1)	Asure Software, Inc.	33,092	0.0
6,025 (1)	Atkore, Inc.	964,000	0.2
3,995	AZZ, Inc.	232,070	0.1
9,470 (1)	Babcock & Wilcox Enterprises, Inc.	13,826	0.0
7,729	Barnes Group, Inc.	252,197	0.1
1,118	Barrett Business Services, Inc.	129,464	0.0
8,538 (1)	Beacon Roofing Supply, Inc.	742,977	0.2
18,322 (1)	BlackSky Technology, Inc.	25,651	0.0
9,225 (1)	Blade Air Mobility, Inc.	32,564	0.0
8,510 (1)(3)	Blink Charging Co.	28,849	0.0
30,622 (1)	Bloom Energy Corp. - Class A	453,206	0.1
3,816 (1)	Blue Bird Corp.	102,879	0.0
1,439 (1)	BlueLinx Holdings, Inc.	163,053	0.0
6,302	Boise Cascade Co.	815,227	0.2
1,834 (1)	Bowman Consulting Group Ltd.	65,144	0.0
7,089 (1)	BrightView Holdings, Inc.	59,689	0.0
7,379	Brink’s Co.	648,983	0.2
4,742	Brookfield Business Corp. - Class A	110,394	0.0
3,315	Cadre Holdings, Inc.	109,030	0.0
8,964 (1)	Casella Waste Systems, Inc. - Class A	766,063	0.2

See Accompanying Notes to Financial Statements

101

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
7,690 (1)	CBIZ, Inc.	$481,317	0.1
4,903 (1)	CECO Environmental Corp.	99,433	0.0
6,833 (1)	Chart Industries, Inc.	931,543	0.2
2,854 (1)	Cimpress PLC	228,463	0.1
4,773	Columbus McKinnon Corp.	186,242	0.1
5,607	Comfort Systems USA, Inc.	1,153,192	0.3
5,581 (1)	Commercial Vehicle Group, Inc.	39,123	0.0
4,870 (1)	Concrete Pumping Holdings, Inc.	39,934	0.0
28,930 (1)	Conduent, Inc.	105,595	0.0
6,438 (1)	Construction Partners, Inc. - Class A	280,182	0.1
18,288 (1)	CoreCivic, Inc.	265,725	0.1
8,833	Costamare, Inc.	91,952	0.0
1,531	Covenant Logistics Group, Inc.	70,487	0.0
1,152	CRA International, Inc.	113,875	0.0
2,452	CSW Industrials, Inc.	508,569	0.1
10,742 (1)	Custom Truck One Source, Inc.	66,386	0.0
6,568 (1)	Daseke, Inc.	53,201	0.0
7,094	Deluxe Corp.	152,166	0.0
45,323 (1)(3)	Desktop Metal, Inc. - Class A	34,038	0.0
1,724 (1)	Distribution Solutions Group, Inc.	54,409	0.0
3,896	Douglas Dynamics, Inc.	115,633	0.0
2,145 (1)	Ducommun, Inc.	111,669	0.0
2,493 (1)	DXP Enterprises, Inc.	84,014	0.0
4,584 (1)	Dycom Industries, Inc.	527,573	0.1
1,671	Eagle Bulk Shipping, Inc.	92,573	0.0
2,401	Encore Wire Corp.	512,854	0.1
8,959 (1)	Energy Recovery, Inc.	168,788	0.0
16,719 (1)	Energy Vault Holdings, Inc.	38,955	0.0
8,941	Enerpac Tool Group Corp.	277,976	0.1
6,529	EnerSys	659,168	0.2
4,318	Ennis, Inc.	94,607	0.0
21,756 (1)	Enovix Corp.	272,385	0.1
3,376	EnPro Industries, Inc.	529,154	0.1
13,049 (1)	Enviri Corp.	117,441	0.0
18,372 (1)(3)	Eos Energy Enterprises, Inc.	20,025	0.0
4,112	ESCO Technologies, Inc.	481,227	0.1
14,697 (1)	ESS Tech, Inc.	16,755	0.0
2,921 (1)	Eve Holding, Inc.	21,382	0.0
802	EVI Industries, Inc.	19,031	0.0
8,018	Exponent, Inc.	705,905	0.2
9,508	Federal Signal Corp.	729,644	0.2
8,957	First Advantage Corp.	148,417	0.0
9,472 (1)	FiscalNote Holdings, Inc.	10,798	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
9,191 (1)	Fluence Energy, Inc.	$219,205	0.1
22,579 (1)	Fluor Corp.	884,419	0.2
2,115 (1)	Forrester Research, Inc.	56,703	0.0
4,142	Forward Air Corp.	260,408	0.1
2,029 (1)	Franklin Covey Co.	88,322	0.0
7,316	Franklin Electric Co., Inc.	707,091	0.2
6,024 (1)	Frontier Group Holdings, Inc.	32,891	0.0
15,902	FTAI Aviation Ltd.	737,853	0.2
17,384	FTAI Infrastructure, Inc.	67,624	0.0
71,107 (1)	FuelCell Energy, Inc.	113,771	0.0
5,671	GATX Corp.	681,768	0.2
6,947	Genco Shipping & Trading Ltd.	115,251	0.0
19,413 (1)	GEO Group, Inc.	210,243	0.1
4,875 (1)	Gibraltar Industries, Inc.	385,027	0.1
2,275	Global Industrial Co.	88,361	0.0
6,553 (1)	GMS, Inc.	540,164	0.1
19,989	Golden Ocean Group Ltd.	195,093	0.1
3,972	Gorman-Rupp Co.	141,125	0.0
30,817	GrafTech International Ltd.	67,489	0.0
7,101	Granite Construction, Inc.	361,157	0.1
10,919 (1)	Great Lakes Dredge & Dock Corp.	83,858	0.0
4,952	Greenbrier Cos., Inc.	218,779	0.1
6,679	Griffon Corp.	407,085	0.1
5,184	H&E Equipment Services, Inc.	271,227	0.1
8,568 (1)	Hawaiian Holdings, Inc.	121,666	0.0
11,763 (1)	Healthcare Services Group, Inc.	121,982	0.0
8,196	Heartland Express, Inc.	116,875	0.0
3,424	Heidrick & Struggles International, Inc.	101,111	0.0
5,305	Helios Technologies, Inc.	240,582	0.1
4,520	Herc Holdings, Inc.	672,983	0.2
11,088	Hillenbrand, Inc.	530,561	0.1
31,369 (1)	Hillman Solutions Corp.	288,908	0.1
7,403	HNI Corp.	309,667	0.1
5,000 (1)	Hub Group, Inc. - Class A	459,700	0.1
7,209 (1)	Hudson Technologies, Inc.	97,249	0.0
3,058 (1)	Huron Consulting Group, Inc.	314,362	0.1
23,704 (1)	Hyliion Holdings Corp.	19,288	0.0
1,804	Hyster-Yale Materials Handling, Inc.	112,191	0.0
1,761 (1)	IBEX Holdings Ltd.	33,477	0.0

See Accompanying Notes to Financial Statements

102

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,010	ICF International, Inc.	$403,611	0.1
1,388 (1)	IES Holdings, Inc.	109,957	0.0
4,275 (1)	Innodata, Inc.	34,799	0.0
11,204 (1)	INNOVATE Corp.	13,781	0.0
5,622	Insperity, Inc.	659,011	0.2
3,165	Insteel Industries, Inc.	121,188	0.0
9,815	Interface, Inc.	123,865	0.0
13,671 (1)	Janus International Group, Inc.	178,407	0.1
13,695 (1)	JELD-WEN Holding, Inc.	258,562	0.1
52,296 (1)	JetBlue Airways Corp.	290,243	0.1
44,602 (1)(3)	Joby Aviation, Inc.	296,603	0.1
5,042	John Bean Technologies Corp.	501,427	0.1
1,837	Kadant, Inc.	514,929	0.1
4,872	Kaman Corp.	116,684	0.0
5,453	Kelly Services, Inc. - Class A	117,894	0.0
12,603	Kennametal, Inc.	325,031	0.1
3,123	Kforce, Inc.	210,990	0.1
8,263	Korn Ferry	490,409	0.1
20,072 (1)	Kratos Defense & Security Solutions, Inc.	407,261	0.1
3,035 (1)	LanzaTech Global, Inc.	15,266	0.0
17,880 (1)	Legalzoom.com, Inc.	202,044	0.1
10,968 (1)	Leonardo DRS, Inc.	219,799	0.1
21,294 (1)	Li-Cycle Holdings Corp.	12,453	0.0
1,572 (1)	Limbach Holdings, Inc.	71,479	0.0
1,772	Lindsay Corp.	228,872	0.1
3,828 (1)	Liquidity Services, Inc.	65,880	0.0
4,472	LSI Industries, Inc.	62,966	0.0
4,862	Luxfer Holdings PLC	43,466	0.0
5,756 (1)	Manitowoc Co., Inc.	96,068	0.0
9,748	Marten Transport Ltd.	204,513	0.1
3,513 (1)	Masonite International Corp.	297,411	0.1
20,858 (1)	Masterbrand, Inc.	309,741	0.1
5,574	Matson, Inc.	610,910	0.2
4,869	Matthews International Corp. - Class A	178,449	0.1
1,763 (1)	Mayville Engineering Co., Inc.	25,422	0.0
3,999	McGrath RentCorp	478,360	0.1
34,524 (1)	Microvast Holdings, Inc.	48,334	0.0
2,148	Miller Industries, Inc.	90,839	0.0
11,872	MillerKnoll, Inc.	316,745	0.1
4,522 (1)	Montrose Environmental Group, Inc.	145,292	0.0
4,568	Moog, Inc. - Class A	661,355	0.2
13,578 (1)	MRC Global, Inc.	149,494	0.0
17,759	Mueller Industries, Inc.	837,337	0.2
24,665	Mueller Water Products, Inc. - Class A	355,176	0.1
2,612 (1)	MYR Group, Inc.	377,774	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
927	National Presto Industries, Inc.	$74,420	0.0
7,871 (1)	NEXTracker, Inc. - Class A	368,756	0.1
100,020 (1)	Nikola Corp.	87,497	0.0
1,715 (1)	Northwest Pipe Co.	51,896	0.0
17,337 (1)	NOW, Inc.	196,255	0.1
9,064 (1)(3)	NuScale Power Corp.	29,821	0.0
2,206 (1)	NV5 Global, Inc.	245,131	0.1
543	Omega Flex, Inc.	38,287	0.0
17,359 (1)	OPENLANE, Inc.	257,087	0.1
6,093	Pangaea Logistics Solutions Ltd.	50,206	0.0
3,506	Park Aerospace Corp.	51,538	0.0
1,189	Park-Ohio Holdings Corp.	32,055	0.0
6,479 (1)	Parsons Corp.	406,298	0.1
12,323 (1)	Performant Financial Corp.	38,509	0.0
9,082 (1)	PGT Innovations, Inc.	369,637	0.1
28,854	Pitney Bowes, Inc.	126,958	0.0
27,515 (1)	Planet Labs PBC	67,962	0.0
1,501	Powell Industries, Inc.	132,688	0.0
432	Preformed Line Products Co.	57,828	0.0
8,566	Primoris Services Corp.	284,477	0.1
4,350 (1)	Proto Labs, Inc.	169,476	0.1
5,525 (1)	Quad/Graphics, Inc.	29,946	0.0
5,427	Quanex Building Products Corp.	165,903	0.0
6,764 (1)	Radiant Logistics, Inc.	44,913	0.0
23,410 (1)	Resideo Technologies, Inc.	440,576	0.1
5,776	Resources Connection, Inc.	81,846	0.0
5,378	REV Group, Inc.	97,718	0.0
44,123 (1)	Rocket Lab USA, Inc.	244,000	0.1
10,661	Rush Enterprises, Inc. - Class A	536,248	0.1
715	Rush Enterprises, Inc. - Class B	37,881	0.0
18,778 (1)	RXO, Inc.	436,776	0.1
20,955 (1)	SES AI Corp.	38,348	0.0
27,310 (1)	Shoals Technologies Group, Inc. - Class A	424,397	0.1
5,476	Shyft Group, Inc.	66,917	0.0
6,799	Simpson Manufacturing Co., Inc.	1,346,066	0.3
6,554 (1)	SkyWest, Inc.	342,119	0.1
11,312 (1)	SKYX Platforms Corp.	18,099	0.0
3,020 (1)	SP Plus Corp.	154,775	0.0
17,639	Spirit Airlines, Inc.	289,103	0.1
7,057 (1)	SPX Technologies, Inc.	712,828	0.2
1,901	Standex International Corp.	301,080	0.1
14,858	Steelcase, Inc. - Class A	200,880	0.1
22,935 (1)(3)	Stem, Inc.	88,988	0.0

See Accompanying Notes to Financial Statements

103

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
5,231 (1)	Sterling Check Corp.	$72,816	0.0
4,789 (1)	Sterling Infrastructure, Inc.	421,097	0.1
6,125 (1)	Sun Country Airlines Holdings, Inc.	96,346	0.0
13,663 (1)(3)	SunPower Corp.	65,992	0.0
2,940	Tennant Co.	272,509	0.1
10,588	Terex Corp.	608,386	0.2
17,640 (1)	Terran Orbital Corp.	20,110	0.0
6,362	Textainer Group Holdings Ltd.	313,010	0.1
5,553 (1)	Thermon Group Holdings, Inc.	180,861	0.1
8,717 (1)	Titan International, Inc.	129,709	0.0
3,469 (1)	Titan Machinery, Inc.	100,185	0.0
6,283 (1)	TPI Composites, Inc.	26,012	0.0
1,212 (1)	Transcat, Inc.	132,508	0.0
5,086 (1)	TriNet Group, Inc.	604,878	0.2
13,083	Trinity Industries, Inc.	347,877	0.1
10,023 (1)	Triumph Group, Inc.	166,181	0.0
5,333 (1)	TrueBlue, Inc.	81,808	0.0
3,275	TTEC Holdings, Inc.	70,969	0.0
27,824 (1)	TuSimple Holdings, Inc. - Class A	24,424	0.0
7,325 (1)	Tutor Perini Corp.	66,658	0.0
9,443	UFP Industries, Inc.	1,185,569	0.3
2,382	UniFirst Corp.	435,692	0.1
19,609 (1)	Upwork, Inc.	291,586	0.1
1,992 (1)	V2X, Inc.	92,508	0.0
13,353 (1)	Velo3D, Inc.	5,309	0.0
22,156 (1)	Verra Mobility Corp.	510,253	0.1
3,378 (1)	Viad Corp.	122,284	0.0
3,528 (1)	Vicor Corp.	158,548	0.0
52,253 (1)	Virgin Galactic Holdings, Inc.	128,020	0.0
2,076	VSE Corp.	134,130	0.0
7,386	Wabash National Corp.	189,229	0.1
4,313	Watts Water Technologies, Inc. - Class A	898,570	0.2
10,029	Werner Enterprises, Inc.	424,929	0.1
2,149 (1)	Willdan Group, Inc.	46,203	0.0
5,445 (1)	Xometry, Inc. - Class A	195,530	0.1
23,216	Zurn Elkay Water Solutions Corp.	682,783	0.2
		66,872,165	16.0

	Information Technology: 13.8%
18,836 (1)	8x8, Inc.	71,200	0.0
3,699 (1)	908 Devices, Inc.	41,503	0.0
11,422	A10 Networks, Inc.	150,428	0.0
17,365 (1)	ACI Worldwide, Inc.	531,369	0.1
7,785 (1)	ACM Research, Inc. - Class A	152,119	0.0
17,244	Adeia, Inc.	213,653	0.1
12,559	ADTRAN Holdings, Inc.	92,183	0.0
5,996	Advanced Energy Industries, Inc.	653,084	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,314 (1)(3)	Aehr Test Systems	$114,450	0.0
3,214 (1)	Agilysys, Inc.	272,611	0.1
7,637 (1)	Alarm.com Holdings, Inc.	493,503	0.1
6,358 (1)	Alkami Technology, Inc.	154,181	0.0
3,937 (1)	Alpha & Omega Semiconductor Ltd.	102,598	0.0
8,528 (1)	Altair Engineering, Inc. - Class A	717,631	0.2
6,022 (1)	Ambarella, Inc.	369,088	0.1
5,613	American Software, Inc. - Class A	63,427	0.0
16,973	Amkor Technology, Inc.	564,692	0.1
10,907 (1)	Amplitude, Inc. - Class A	138,737	0.0
3,051 (1)	Appfolio, Inc. - Class A	528,555	0.1
6,545 (1)	Appian Corp. - Class A	246,485	0.1
13,104 (1)(3)	Applied Digital Corp.	88,321	0.0
14,160 (1)	Arlo Technologies, Inc.	134,803	0.0
12,504 (1)	Asana, Inc. - Class A	237,701	0.1
3,857 (1)	Atomera, Inc.	27,038	0.0
53,899 (1)	Aurora Innovation, Inc.	235,539	0.1
24,665 (1)	AvePoint, Inc.	202,500	0.1
1,993 (1)	Aviat Networks, Inc.	65,091	0.0
5,165 (1)	Axcelis Technologies, Inc.	669,849	0.2
4,693	Badger Meter, Inc.	724,458	0.2
1,705	Bel Fuse, Inc. - Class B	113,843	0.0
6,784	Belden, Inc.	524,064	0.1
6,126	Benchmark Electronics, Inc.	169,323	0.1
11,052 (1)	BigCommerce Holdings, Inc.	107,536	0.0
14,164 (1)	Bit Digital, Inc.	59,914	0.0
6,946 (1)	Blackbaud, Inc.	602,218	0.2
8,957 (1)	Blackline, Inc.	559,275	0.1
22,243 (1)	Box, Inc. - Class A	569,643	0.1
8,290 (1)	Braze, Inc. - Class A	440,448	0.1
7,480 (1)	Brightcove, Inc.	19,373	0.0
12,836 (1)(3)	C3.ai, Inc. - Class A	368,522	0.1
9,408 (1)	Calix, Inc.	411,036	0.1
6,526 (1)	Cerence, Inc.	128,301	0.0
4,035 (1)	CEVA, Inc.	91,635	0.0
6,442 (1)	Cipher Mining, Inc.	26,605	0.0
23,811 (1)	Cleanspark, Inc.	262,635	0.1
13,149	Clear Secure, Inc. - Class A	271,527	0.1
2,124 (1)	Clearfield, Inc.	61,766	0.0
711	Climb Global Solutions, Inc.	38,984	0.0
7,509 (1)	Cohu, Inc.	265,744	0.1
32,877 (1)	CommScope Holding Co., Inc.	92,713	0.0
6,983 (1)	CommVault Systems, Inc.	557,593	0.1

See Accompanying Notes to Financial Statements

104

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,747	Comtech Telecommunications Corp.	$40,017	0.0
3,242 (1)	Consensus Cloud Solutions, Inc.	84,973	0.0
1,386 (1)	CoreCard Corp.	19,168	0.0
6,214 (1)	Corsair Gaming, Inc.	87,617	0.0
5,601 (1)	Couchbase, Inc.	126,135	0.0
17,863 (1)	Credo Technology Group Holding Ltd.	347,793	0.1
3,846 (1)	CS Disco, Inc.	29,191	0.0
4,972	CSG Systems International, Inc.	264,560	0.1
5,001	CTS Corp.	218,744	0.1
6,162 (1)	Daktronics, Inc.	52,254	0.0
5,701 (1)	Digi International, Inc.	148,226	0.0
2,381 (1)	Digimarc Corp.	86,002	0.0
15,074 (1)	Digital Turbine, Inc.	103,408	0.0
10,074 (1)	DigitalOcean Holdings, Inc.	369,615	0.1
7,186 (1)	Diodes, Inc.	578,617	0.1
5,099 (1)	Domo, Inc. - Class B	52,469	0.0
27,826 (1)	E2open Parent Holdings, Inc.	122,156	0.0
10,537 (1)	Eastman Kodak Co.	41,094	0.0
6,034 (1)	Enfusion, Inc. - Class A	58,530	0.0
7,788 (1)	EngageSmart, Inc.	178,345	0.1
7,937 (1)	Envestnet, Inc.	393,040	0.1
4,302 (1)	ePlus, Inc.	343,472	0.1
6,534 (1)	Everbridge, Inc.	158,842	0.0
4,310 (1)	EverCommerce, Inc.	47,539	0.0
10,443	EVERTEC, Inc.	427,536	0.1
17,983 (1)(3)	Evolv Technologies Holdings, Inc.	84,880	0.0
25,608 (1)	ExlService Holdings, Inc.	790,007	0.2
8,343 (1)	Expensify, Inc. - Class A	20,607	0.0
20,138 (1)	Extreme Networks, Inc.	355,234	0.1
5,853 (1)	Fannie Mae	1,114,001	0.3
3,158 (1)	FARO Technologies, Inc.	71,150	0.0
18,944 (1)	Fastly, Inc. - Class A	337,203	0.1
12,380 (1)	FormFactor, Inc.	516,370	0.1
25,665 (1)	Freshworks, Inc. - Class A	602,871	0.2
9,155 (1)	Grid Dynamics Holdings, Inc.	122,036	0.0
4,333	Hackett Group, Inc.	98,662	0.0
17,674 (1)	Harmonic, Inc.	230,469	0.1
3,883 (1)	I3 Verticals, Inc. - Class A	82,203	0.0
4,782 (1)	Ichor Holdings Ltd.	160,819	0.0
5,121	Immersion Corp.	36,154	0.0
3,670 (1)	Impinj, Inc.	330,410	0.1
23,551 (1)	indie Semiconductor, Inc. - Class A	190,999	0.1
32,820 (1)(3)	Infinera Corp.	155,895	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,567 (1)	Insight Enterprises, Inc.	$809,227	0.2
3,469 (1)	Instructure Holdings, Inc.	93,698	0.0
4,248 (1)	Intapp, Inc.	161,509	0.0
4,190	InterDigital, Inc.	454,783	0.1
1,661 (1)	inTEST Corp.	22,590	0.0
25,562 (1)(3)	IonQ, Inc.	316,713	0.1
7,461 (1)	Iteris, Inc.	38,797	0.0
7,280 (1)	Itron, Inc.	549,713	0.1
11,158 (1)	Jamf Holding Corp.	201,513	0.1
13,762 (1)	Kaltura, Inc.	26,836	0.0
4,239 (1)	Kimball Electronics, Inc.	114,241	0.0
14,513 (1)	Knowles Corp.	259,928	0.1
8,779	Kulicke & Soffa Industries, Inc.	480,387	0.1
18,305 (1)(3)	Lightwave Logic, Inc.	91,159	0.0
12,351 (1)	LivePerson, Inc.	46,810	0.0
10,518 (1)	LiveRamp Holdings, Inc.	398,422	0.1
5,701 (1)	Luna Innovations, Inc.	37,912	0.0
8,663 (1)	MACOM Technology Solutions Holdings, Inc.	805,226	0.2
33,824 (1)(3)	Marathon Digital Holdings, Inc.	794,526	0.2
39,525 (1)	Matterport, Inc.	106,322	0.0
4,742 (1)	Maxeon Solar Technologies Ltd.	34,000	0.0
9,623	Maximus, Inc.	806,985	0.2
11,873 (1)	MaxLinear, Inc.	282,221	0.1
4,451 (1)	MeridianLink, Inc.	110,251	0.0
5,481	Methode Electronics, Inc.	124,583	0.0
1,933 (1)(3)	MicroStrategy, Inc. - Class A	1,220,921	0.3
30,002 (1)(3)	MicroVision, Inc.	79,805	0.0
32,446 (1)	Mirion Technologies, Inc.	332,571	0.1
7,043 (1)	Mitek Systems, Inc.	91,841	0.0
6,021 (1)	Model N, Inc.	162,146	0.0
11,268 (1)	N-able, Inc.	149,301	0.0
5,003	Napco Security Technologies, Inc.	171,353	0.1
17,664 (1)	Navitas Semiconductor Corp.	142,548	0.0
4,726 (1)	NETGEAR, Inc.	68,905	0.0
10,933 (1)	NetScout Systems, Inc.	239,979	0.1
9,245 (1)	NextNav, Inc.	41,140	0.0
7,460 (1)	nLight, Inc.	100,710	0.0
5,697 (1)	Novanta, Inc.	959,432	0.2
811	NVE Corp.	63,607	0.0
16,342 (1)	Olo, Inc. - Class A	93,476	0.0
5,911	ON24, Inc.	46,579	0.0
6,602 (1)	OneSpan, Inc.	70,773	0.0
7,777 (1)	Onto Innovation, Inc.	1,189,103	0.3
2,546 (1)	OSI Systems, Inc.	328,561	0.1

See Accompanying Notes to Financial Statements

105

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
14,036 (1)	PagerDuty, Inc.	$324,933	0.1
4,311 (1)	PAR Technology Corp.	187,701	0.1
1,931	PC Connection, Inc.	129,783	0.0
5,054 (1)	PDF Solutions, Inc.	162,436	0.1
5,513 (1)	Perficient, Inc.	362,866	0.1
9,888 (1)	Photronics, Inc.	310,187	0.1
4,396 (1)	Plexus Corp.	475,339	0.1
9,014	Power Integrations, Inc.	740,140	0.2
8,949 (1)	PowerSchool Holdings, Inc. - Class A	210,838	0.1
6,897	Progress Software Corp.	374,507	0.1
7,134 (1)	PROS Holdings, Inc.	276,728	0.1
9,003 (1)	Q2 Holdings, Inc.	390,820	0.1
5,862 (1)	Qualys, Inc.	1,150,593	0.3
10,137 (1)	Rackspace Technology, Inc.	20,274	0.0
17,327 (1)	Rambus, Inc.	1,182,568	0.3
9,545 (1)	Rapid7, Inc.	545,019	0.1
2,037 (1)	Red Violet, Inc.	40,679	0.0
13,638 (1)	Repay Holdings Corp.	116,469	0.0
15,526 (1)	Ribbon Communications, Inc.	45,025	0.0
1,884	Richardson Electronics Ltd./United States	25,151	0.0
8,324 (1)	Rimini Street, Inc.	27,219	0.0
30,169 (1)	Riot Platforms, Inc.	466,714	0.1
2,771 (1)	Rogers Corp.	365,966	0.1
52,733 (1)	Sabre Corp.	232,025	0.1
8,978 (1)	Sanmina Corp.	461,200	0.1
5,036	Sapiens International Corp. NV	145,742	0.0
4,190 (1)	ScanSource, Inc.	165,966	0.1
5,306 (1)	SEMrush Holdings, Inc. - Class A	72,480	0.0
10,178 (1)	Semtech Corp.	223,000	0.1
5,031 (1)	Silicon Laboratories, Inc.	665,450	0.2
2,745 (1)	SiTime Corp.	335,110	0.1
7,798 (1)	SMART Global Holdings, Inc.	147,616	0.0
29,615 (1)	SmartRent, Inc.	94,472	0.0
8,450 (1)	SolarWinds Corp.	105,540	0.0
21,133 (1)	SoundHound AI, Inc. - Class A	44,802	0.0
1,673 (1)	SoundThinking, Inc.	42,728	0.0
16,318 (1)	Sprinklr, Inc. - Class A	196,469	0.1
7,590 (1)	Sprout Social, Inc. - Class A	466,330	0.1
5,807 (1)	SPS Commerce, Inc.	1,125,629	0.3
7,552 (1)	Squarespace, Inc. - Class A	249,292	0.1
7,361 (1)	Super Micro Computer, Inc.	2,092,438	0.5
6,269 (1)	Synaptics, Inc.	715,168	0.2
18,118 (1)	Tenable Holdings, Inc.	834,515	0.2
24,074 (1)	Terawulf, Inc.	57,778	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
15,194 (1)	Thoughtworks Holding, Inc.	$73,083	0.0
16,479 (1)	TTM Technologies, Inc.	260,533	0.1
1,789 (1)	Tucows, Inc. - Class A	48,303	0.0
2,650 (1)	Turtle Beach Corp.	29,018	0.0
7,213 (1)	Ultra Clean Holdings, Inc.	246,252	0.1
11,786 (1)	Unisys Corp.	66,237	0.0
17,298 (1)	Varonis Systems, Inc.	783,253	0.2
8,289 (1)	Veeco Instruments, Inc.	257,208	0.1
10,044 (1)	Verint Systems, Inc.	271,489	0.1
34,805 (1)	Viavi Solutions, Inc.	350,486	0.1
20,258	Vishay Intertechnology, Inc.	485,584	0.1
2,315 (1)	Vishay Precision Group, Inc.	78,872	0.0
9,328 (1)(3)	Vuzix Corp.	19,449	0.0
5,530 (1)	Weave Communications, Inc.	63,429	0.0
7,752 (1)	Workiva, Inc.	787,061	0.2
18,303	Xerox Holdings Corp.	335,494	0.1
7,357 (1)	Xperi, Inc.	81,074	0.0
17,118 (1)	Yext, Inc.	100,825	0.0
21,950 (1)	Zeta Global Holdings Corp. - Class A	193,599	0.1
20,575 (1)	Zuora, Inc. - Class A	193,405	0.1
		57,330,270	13.8

	Materials: 4.4%
4,367	AdvanSix, Inc.	130,835	0.0
1,838	Alpha Metallurgical Resources, Inc.	622,935	0.2
4,812	American Vanguard Corp.	52,788	0.0
2,851	Arch Resources, Inc.	473,095	0.1
8,022 (1)	Aspen Aerogels, Inc.	126,587	0.0
20,493 (1)	ATI, Inc.	931,817	0.2
14,471	Avient Corp.	601,559	0.2
5,092	Balchem Corp.	757,435	0.2
8,746	Cabot Corp.	730,291	0.2
2,964	Caledonia Mining Corp. PLC	36,161	0.0
7,677	Carpenter Technology Corp.	543,532	0.1
8,561 (1)	Century Aluminum Co.	103,931	0.0
2,708 (1)	Clearwater Paper Corp.	97,813	0.0
53,345 (1)	Coeur Mining, Inc.	173,905	0.1
18,473	Commercial Metals Co.	924,389	0.2
5,538	Compass Minerals International, Inc.	140,222	0.0
20,277 (1)	Constellium SE	404,729	0.1
1,219 (1)	Contango ORE, Inc.	22,076	0.0
1,352 (1)	Core Molding Technologies, Inc.	25,053	0.0
9,342 (1)	Dakota Gold Corp.	24,476	0.0
13,464 (1)(3)	Danimer Scientific, Inc.	13,733	0.0
15,060 (1)	Ecovyst, Inc.	147,136	0.0

See Accompanying Notes to Financial Statements

106

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
4,165	FutureFuel Corp.	$25,323	0.0
7,949 (1)	Glatfelter Corp.	15,421	0.0
4,633	Greif, Inc. - Class A	303,878	0.1
3,161	Hawkins, Inc.	222,598	0.1
2,172	Haynes International, Inc.	123,913	0.0
8,539	HB Fuller Co.	695,160	0.2
97,782	Hecla Mining Co.	470,331	0.1
33,877 (1)	i-80 Gold Corp.	59,623	0.0
5,845 (1)	Ingevity Corp.	276,001	0.1
4,000	Innospec, Inc.	492,960	0.1
1,739 (1)	Intrepid Potash, Inc.	41,545	0.0
9,829 (1)	Ivanhoe Electric, Inc. / US	99,076	0.0
2,555	Kaiser Aluminum Corp.	181,890	0.1
8,992 (1)	Knife River Corp.	595,091	0.2
3,417	Koppers Holdings, Inc.	175,019	0.1
28,650 (1)(3)	Livent Corp.	515,127	0.1
9,207 (1)	LSB Industries, Inc.	85,717	0.0
3,316	Materion Corp.	431,511	0.1
8,966	Mativ Holdings, Inc.	137,269	0.0
5,257	Minerals Technologies, Inc.	374,877	0.1
5,863	Myers Industries, Inc.	114,622	0.0
39,621 (1)	Novagold Resources, Inc.	148,183	0.0
24,470 (1)	O-I Glass, Inc.	400,819	0.1
1,685	Olympic Steel, Inc.	112,389	0.0
15,817 (1)	Origin Materials, Inc.	13,226	0.0
8,985	Orion SA	249,154	0.1
7,196	Pactiv Evergreen, Inc.	98,657	0.0
25,840 (1)	Perimeter Solutions SA	118,864	0.0
7,162 (1)	Perpetua Resources Corp.	22,704	0.0
2,843 (1)(3)	Piedmont Lithium, Inc.	80,258	0.0
18,983 (1)(3)	PureCycle Technologies, Inc.	76,881	0.0
2,216	Quaker Chemical Corp.	472,939	0.1
4,177	Ramaco Resources, Inc. - Class A	71,761	0.0
7,355 (1)	Ranpak Holdings Corp.	42,806	0.0
11,141 (1)	Rayonier Advanced Materials, Inc.	45,121	0.0
3,847	Ryerson Holding Corp.	133,414	0.0
4,246	Schnitzer Steel Industries, Inc. - Class A	128,059	0.0
6,688	Sensient Technologies Corp.	441,408	0.1
3,411	Stepan Co.	322,510	0.1
18,788 (1)	Summit Materials, Inc. - Class A	722,586	0.2
14,093	SunCoke Energy, Inc.	151,359	0.1
5,740	Sylvamo Corp.	281,891	0.1
7,115 (1)	TimkenSteel Corp.	166,847	0.1
6,804	TriMas Corp.	172,345	0.1
5,943	Trinseo PLC	49,743	0.0
18,587	Tronox Holdings PLC	263,192	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
367	United States Lime & Minerals, Inc.	$84,538	0.0
8,276	Warrior Met Coal, Inc.	504,588	0.1
4,821	Worthington Industries, Inc.	277,449	0.1
4,892 (1)	Worthington Steel, Inc.	137,465	0.0
		18,312,606	4.4

	Real Estate: 6.0%
14,867	Acadia Realty Trust	252,590	0.1
12,041	Alexander & Baldwin, Inc.	229,020	0.1
406	Alexander’s, Inc.	86,709	0.0
8,055	American Assets Trust, Inc.	181,318	0.1
17,050 (1)	Anywhere Real Estate, Inc.	138,275	0.0
24,041 (1)	Apartment Investment and Management Co. - Class A	188,241	0.1
33,973	Apple Hospitality REIT, Inc.	564,292	0.1
11,697	Armada Hoffler Properties, Inc.	144,692	0.0
10,581	Braemar Hotels & Resorts, Inc.	26,452	0.0
27,493	Brandywine Realty Trust	148,462	0.0
30,118	Broadstone Net Lease, Inc.	518,632	0.1
15,699	CareTrust REIT, Inc.	351,344	0.1
4,824	CBL & Associates Properties, Inc.	117,802	0.0
2,557	Centerspace	148,817	0.0
8,826	Chatham Lodging Trust	94,615	0.0
6,464	City Office REIT, Inc.	39,495	0.0
4,385	Community Healthcare Trust, Inc.	116,816	0.0
46,536 (1)	Compass, Inc. - Class A	174,975	0.0
17,949	COPT Defense Properties	460,033	0.1
4,117	CTO Realty Growth, Inc.	71,348	0.0
26,282 (1)	Cushman & Wakefield PLC	283,846	0.1
33,264	DiamondRock Hospitality Co.	312,349	0.1
25,808	DigitalBridge Group, Inc.	452,672	0.1
38,219	Diversified Healthcare Trust	142,939	0.0
13,118	Douglas Elliman, Inc.	38,698	0.0
25,893	Douglas Emmett, Inc.	375,449	0.1
14,907	Easterly Government Properties, Inc.	200,350	0.1
14,185	Elme Communities	207,101	0.1
21,452	Empire State Realty Trust, Inc. - Class A	207,870	0.1

See Accompanying Notes to Financial Statements

107

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
14,883	Equity Commonwealth	$285,754	0.1
24,705	Essential Properties Realty Trust, Inc.	631,460	0.2
11,238 (3)	eXp World Holdings, Inc.	174,414	0.0
7,739	Farmland Partners, Inc.	96,583	0.0
3,108 (1)	Forestar Group, Inc.	102,782	0.0
13,739	Four Corners Property Trust, Inc.	347,597	0.1
1,262 (1)	FRP Holdings, Inc.	79,355	0.0
7,309	Getty Realty Corp.	213,569	0.1
7,138	Gladstone Commercial Corp.	94,507	0.0
6,193	Gladstone Land Corp.	89,489	0.0
10,882	Global Medical REIT, Inc.	120,790	0.0
30,533	Global Net Lease, Inc.	303,803	0.1
21,971	Hudson Pacific Properties, Inc.	204,550	0.1
35,704	Independence Realty Trust, Inc.	546,271	0.1
4,437	Innovative Industrial Properties, Inc.	447,338	0.1
11,048	InvenTrust Properties Corp.	279,956	0.1
16,447	JBG SMITH Properties	279,763	0.1
19,022	Kennedy-Wilson Holdings, Inc.	235,492	0.1
34,459	Kite Realty Group Trust	787,733	0.2
45,829	L.P. Industrial Trust	454,624	0.1
6,671	LTC Properties, Inc.	214,273	0.1
34,730	Macerich Co.	535,884	0.1
3,936	Marcus & Millichap, Inc.	171,924	0.0
6,701	National Health Investors, Inc.	374,251	0.1
10,684	NETSTREIT Corp.	190,709	0.1
22,070	Newmark Group, Inc. - Class A	241,887	0.1
5,328	NexPoint Diversified Real Estate Trust	42,358	0.0
3,848	NexPoint Residential Trust, Inc.	132,487	0.0
7,503	Office Properties Income Trust	54,922	0.0
3,076	One Liberty Properties, Inc.	67,395	0.0
88,137 (1)	Opendoor Technologies, Inc.	394,854	0.1
9,555	Orion Office REIT, Inc.	54,655	0.0
23,068	Outfront Media, Inc.	322,029	0.1
30,579	Paramount Group, Inc.	158,093	0.0
5,949	Peakstone Realty Trust	118,564	0.0
19,375	Pebblebrook Hotel Trust	309,612	0.1
18,674	Phillips Edison & Co., Inc.	681,228	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
37,513	Physicians Realty Trust	$499,298	0.1
20,160	Piedmont Office Realty Trust, Inc. - Class A	143,338	0.0
7,261	Plymouth Industrial REIT, Inc.	174,772	0.0
12,610	PotlatchDeltic Corp.	619,151	0.2
2,952	RE/MAX Holdings, Inc. - Class A	39,350	0.0
17,138 (1)	Redfin Corp.	176,864	0.0
19,424	Retail Opportunity Investments Corp.	272,519	0.1
25,115	RLJ Lodging Trust	294,348	0.1
2,711	RMR Group, Inc. - Class A	76,532	0.0
9,152	Ryman Hospitality Properties, Inc.	1,007,269	0.2
36,741	Sabra Health Care REIT, Inc.	524,294	0.1
7,014 (1)	Safehold, Inc.	164,128	0.0
2,279	Saul Centers, Inc.	89,496	0.0
26,519	Service Properties Trust	226,472	0.1
30,032	SITE Centers Corp.	409,336	0.1
10,304	SL Green Realty Corp.	465,432	0.1
5,500	St Joe Co.	330,990	0.1
1,942 (1)	Star Holdings	29,091	0.0
1,042 (1)	Stratus Properties, Inc.	30,072	0.0
17,583	Summit Hotel Properties, Inc.	118,158	0.0
32,891	Sunstone Hotel Investors, Inc.	352,920	0.1
16,189	Tanger Factory Outlet Centers, Inc.	448,759	0.1
4,215 (1)	Tejon Ranch Co.	72,498	0.0
12,893	Terreno Realty Corp.	808,004	0.2
9,335	UMH Properties, Inc.	143,012	0.0
38,185	Uniti Group, Inc.	220,709	0.1
2,386	Universal Health Realty Income Trust	103,194	0.0
18,046	Urban Edge Properties	330,242	0.1
12,901	Veris Residential, Inc.	202,933	0.1
8,753	Whitestone REIT	107,574	0.0
17,759	Xenia Hotels & Resorts, Inc.	241,878	0.1
		24,838,790	6.0

	Utilities: 2.6%
9,162	ALLETE, Inc.	560,348	0.1
10,276 (1)(3)	Altus Power, Inc.	70,185	0.0
5,803	American States Water Co.	466,677	0.1
1,743	Artesian Resources Corp. - Class A	72,247	0.0
11,840	Avista Corp.	423,162	0.1
10,345	Black Hills Corp.	558,113	0.1
19,025	Brookfield Infrastructure Corp. - Class A	671,202	0.2
6,393 (1)	Cadiz, Inc.	17,900	0.0

See Accompanying Notes to Financial Statements

108

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
9,219	California Water Service Group	$478,190	0.1
3,399	Chesapeake Utilities Corp.	359,036	0.1
2,448	Consolidated Water Co. Ltd.	87,149	0.0
3,505	Genie Energy Ltd. - Class B	98,596	0.0
5,912	MGE Energy, Inc.	427,497	0.1
2,846	Middlesex Water Co.	186,755	0.1
11,020 (1)	Montauk Renewables, Inc.	98,188	0.0
15,422	New Jersey Resources Corp.	687,513	0.2
5,928	Northwest Natural Holding Co.	230,836	0.1
9,398	NorthWestern Corp.	478,264	0.1
8,801	ONE Gas, Inc.	560,800	0.1
8,427	Ormat Technologies, Inc.	638,682	0.2
6,580	Otter Tail Corp.	559,103	0.1
13,521	PNM Resources, Inc.	562,474	0.1
14,963	Portland General Electric Co.	648,496	0.2
3,897 (1)	Pure Cycle Corp.	40,802	0.0
5,187	SJW Group	338,970	0.1
9,817	Southwest Gas Holdings, Inc.	621,907	0.2
8,256	Spire, Inc.	514,679	0.1
16,793 (1)(3)	Sunnova Energy International, Inc.	256,093	0.1
2,804	Unitil Corp.	147,406	0.0
2,712	York Water Co.	104,737	0.0

		10,966,007	2.6
	Total Common Stock (Cost $370,016,536)	403,291,127	96.8

RIGHTS: 0.0%
	Consumer, Non-cyclical: 0.0%
8,741 (2)(4)	Chinook Therapeutics, Inc. CVR	3,409	0.0
	Total Rights (Cost $—)	3,409	0.0
WARRANTS: 0.0%
	Health Care: 0.0%
2,504 (1)	Cassava Sciences, Inc.	15,675	0.0
	Total Warrants (Cost $13,926)	15,675	0.0
	Total Long-Term Investments (Cost $370,030,462)	403,310,211	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Repurchase Agreements: 2.1%
2,100,841 (5)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $2,102,066, collateralized by various U.S. Government Securities, 0.000%- 3.125%, Market Value plus accrued interest $2,142,858, due 08/31/27-05/15/48)	$2,100,841	0.5
2,100,841 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,102,073, collateralized by various U.S. Government Securities, 0.000%- 5.375%, Market Value plus accrued interest $2,142,859, due 01/25/24-11/15/51)	2,100,841	0.5
2,100,841 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $2,102,068, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $2,142,858, due 01/18/24-08/15/36)	2,100,841	0.5

See Accompanying Notes to Financial Statements

109

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
386,761 (5)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $386,986, collateralized by various U.S. Government Securities, 0.000%- 4.250%, Market Value plus accrued interest $394,496, due 04/30/24-05/15/53)	$386,761	0.1
2,100,841 (5)	Mizuho Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $2,102,068, collateralized by various U.S. Government Securities, 0.375%- 4.750%, Market Value plus accrued interest $2,142,858, due 12/31/23-02/15/33)	2,100,841	0.5
	Total Repurchase Agreements (Cost $8,790,125)	8,790,125	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
11,987,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $11,987,000)	$11,987,000	2.9
	Total Short-Term Investments (Cost $20,777,125)	20,777,125	5.0
	Total Investments in Securities (Cost $390,807,587)	$424,087,336	101.8
	Liabilities in Excess of Other Assets	(7,459,774)	(1.8)
	Net Assets	$416,627,562	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Security, or a portion of the security, is on loan.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $6,780 or —% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

110

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$9,556,502	$—	$—	$9,556,502
Consumer Discretionary	43,746,660	—	—	43,746,660
Consumer Staples	13,666,297	—	—	13,666,297
Energy	27,723,746	—	—	27,723,746
Financials	68,061,760	—	—	68,061,760
Health Care	62,212,953	—	3,371	62,216,324
Industrials	66,872,165	—	—	66,872,165
Information Technology	57,330,270	—	—	57,330,270
Materials	18,312,606	—	—	18,312,606
Real Estate	24,838,790	—	—	24,838,790
Utilities	10,966,007	—	—	10,966,007
Total Common Stock	403,287,756	—	3,371	403,291,127
Rights	—	—	3,409	3,409
Warrants	—	15,675	—	15,675
Short-Term Investments	11,987,000	8,790,125	—	20,777,125
Total Investments, at fair value	$415,274,756	$8,805,800	$6,780	$424,087,336
Other Financial Instruments+
Futures	871,499	—	—	871,499
Total Assets	$416,146,255	$8,805,800	$6,780	$424,958,835

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, Voya VACS Index Series SC Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Cartesian Therapeutics, Inc. CVR	12/12/2023	$—	$3,371
Chinook Therapeutics, Inc. CVR	8/14/2023	—	3,409
		$—	$6,780

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series SC Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
E-mini Russell 2000 Index	130	03/15/24	$13,310,050	$871,499
			$13,310,050	$871,499

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$871,499
Total Asset Derivatives		$871,499

See Accompanying Notes to Financial Statements

111

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(563,040)
Total	$(563,040)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$871,499
Total	$871,499

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $392,179,020.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$65,167,766
Gross Unrealized Depreciation	(32,387,950)
Net Unrealized Appreciation	$32,779,816

See Accompanying Notes to Financial Statements

112

TAX INFORMATION (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
Voya VACS Index Series EM Portfolio	$2,027,993	$0.0554	94.69%
Voya VACS Index Series I Portfolio	$2,705,158	$0.0188	84.98%

* None of the Portfolios' income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

113

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/ Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director/Trustee	January 2020 – Present VIT: November 2007 – Present VVPI: May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	VIT: January 2005 – Present VVPI: May 2013 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	VIT: May 2013 – Present VVPI: January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	VIT: January 2006 – Present VVPI: May 2013 - Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	October 2015 – Present	Retired.	138	None.

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Inde- pendent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific

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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director/Trustee of the Board.

115

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior

Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	VIT: November 2003 – Present VVPI: December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

116

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	VIT: May 2006 – Present VPI: June 2006 –Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VIT: November 1999 – Present VVPI: March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

118

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Boards of Directors/Trustees (“Board”) of Voya Investors Trust (the “Trust”) and Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio and Voya VACS Index Series SC Portfolio, each a series of the Company, and Voya VACS Index Series S Portfolio, a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company or Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/ Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and

(2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the

119

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Chief Compliance Officer of the Company and the Trust evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board focuses on the reasonableness of the differences between the Portfolio’s net performance and the total return of the index that the Portfolio seeks to track over certain time periods. The Board considered that the Portfolios had limited performance history as each was launched in early 2023 and that it was reasonable to provide more time for the purpose of evaluating the Portfolio’s performance.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of the Portfolios under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub- Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya- affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14,

2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quartile rankings noted below, the first quartile represents the range of funds with the lowest management fee rate or expense ratio, as applicable, and the fourth quartile represents the range of funds with the highest management fee rate or expense ratio, as applicable.

Voya VACS Index Series EM Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series EM Portfolio, the

Board considered that the Portfolio had limited performance history as it was launched in March 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya VACS Index Series I Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series I Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in February 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya VACS Index Series MC Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series MC Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya VACS Index Series SC Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series SC Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya VACS Index Series S Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series S Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Placement Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	221493 (1223)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2023 and December 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $351,027 for the year ended December 31, 2023 and $270,376 for the year ended December 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $88,662 for the year ended December 31, 2023 and $120,726 for the year ended December 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2023 and December 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Variable Portfolios, Inc.	$88,662	$120,726
Voya Investments, LLC (1)	$17,183,452	$12,831,317

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2024